                                                                   Annual Report
                                                    CLASS A, B, C, II & Y SHARES

                                                                   June 30, 2001

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER EQUITY FUNDS

                                                                        Balanced
                                                                    Bio(Tech)(2)
                                                                 Digital Economy
                                                                   Equity Income
                                                                    Focus Growth
                                                            International Equity
                                                                Micro-Cap Equity
                                   MidCap Select (formerly Growth Opportunities)
                                                             Multi-Season Growth
                                                                      Power Plus
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth



                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    Framlington Emerging Markets
                                           Framlington Global Financial Services
                                                          Framlington Healthcare
                                                Framlington International Growth


                                                                    "Our goal is to manage the risk or
                                                                    volatility of each fund relative to its
                                                                    benchmark."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through June 30, 2001.

       The S&P 500 Index fell by 14.83% for the year ending June 30, posting a negative return for three of the four quarters. The MSCI EAFE Index, a widely followed benchmark for international equity markets, had a lower return of -23.63%.

       Regrettably, we cannot insulate our stock funds from the volatility of the financial markets. We believe, however, that we can help to manage that volatility for our shareholders through the consistent application of our investment disciplines and by managing risk.

       The volatility of equity funds depends in part on the segment of the stock market to which a particular fund is targeted. Our goal is to manage the risk or volatility of each fund relative to its benchmark. We identify the various sources of risk in our portfolios, particularly the factors that might make the returns of our equity funds more volatile than the returns of their benchmarks. We decide which risks we want exposure to and which we do not. Since we view stock selection as one of our strengths, we are willing to take risks in that arena. We believe there is less to be gained by forecasting which sectors will have the strongest returns on a month-to-month basis. Therefore, to reduce sector risk and highlight stock selection, we target the sector weights of most of our equity funds relative to their benchmarks.

       While the specific techniques for managing risk will differ from fund to fund, our goal is the same across our entire fund family: to minimize risk for any given level of return. By combining risk management tools with Munder Capital's strength in company analysis, we believe that, over time, fund returns will benefit.

       During the past six months, we added one new Fund to our equity line up: the Munder Power Plus Fund. Investments in the Fund include traditional energy sources (natural gas and oil), renewable energy sources (solar and wind power), and power technology companies that are devising more efficient means of providing and distributing power. The Fund invests in companies across the entire capitalization range of the stock market. In our view, the growing demand for power, deregulation of the power industry, and the development of new power technologies have created substantial investment opportunities in the energy and power arena.

       If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                III         Munder Balanced Fund
                                IV          Munder Bio(Tech)(2) Fund
                                IV          Munder Digital Economy Fund
                                V           Munder Equity Income Fund
                                VI          Munder Focus Growth Fund
                                VII         Munder International Equity Fund
                                VII         Munder Micro-Cap Equity Fund
                                VIII        Munder MidCap Select Fund
                                IX          Munder Multi-Season Growth Fund
                                X           Munder Power Plus Fund
                                XI          Munder Real Estate Equity Investment Fund
                                XI          Munder Small-Cap Value Fund
                                XII         Munder Small Company Growth Fund
                                XIII        Munder Framlington Emerging Markets Fund
                                XIV         Munder Framlington Global Financial Services Fund
                                XV          Munder Framlington Healthcare Fund
                                XVI         Munder Framlington International Growth Fund
                                XVII        HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder Balanced Fund
                                11          Munder Bio(Tech)(2) Fund
                                13          Munder Digital Economy Fund
                                15          Munder Equity Income Fund
                                18          Munder Focus Growth Fund
                                20          Munder International Equity Fund
                                36          Munder Micro-Cap Equity Fund
                                39          Munder MidCap Select Fund
                                41          Munder Multi-Season Growth Fund
                                44          Munder Power Plus Fund
                                46          Munder Real Estate Equity Investment Fund
                                47          Munder Small-Cap Value Fund
                                50          Munder Small Company Growth Fund
                                54          Munder Framlington Emerging Markets Fund
                                58          Munder Framlington Global Financial Services Fund
                                62          Munder Framlington Healthcare Fund
                                66          Munder Framlington International Growth Fund
                                70          FINANCIAL STATEMENTS
                                106         FINANCIAL HIGHLIGHTS
                                160         NOTES TO FINANCIAL STATEMENTS
                                171         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

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THE INVESTMENT ENVIRONMENT
     The year ending June 30, 2001, was marked by a sharp deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August, 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

     In contrast to the manufacturing sector, Gross Domestic Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the first two quarters of 2001. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

     The news on inflation over the past year has been more positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

     Whether the economy is or will be in a technical recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

THE STOCK MARKET
     The decline in economic growth, with its negative impact on actual and anticipated corporate earnings, took a heavy toll on the stock market during the year ending June 30, 2001. While there is debate about whether the economy is in recession, there is no doubt that there is a profits recession. S&P 500 earnings for the second quarter of 2001 are expected to fall by 21.10%, compared to year-ago levels. By contrast, earnings for the second quarter of 2000 increased 12.64% versus year-earlier levels.

     For the year ending June 30, the S&P 500 Index generated a return of -14.83%. Even with this double-digit negative performance, six of the 10 sectors of the S&P 500 Index turned in a positive return. In fact, the financials and utilities sectors both earned returns of greater than 20%, while the materials sector earned a return of over 18%. The weakness in the S&P 500 Index came primarily from one sector: technology. With a 23.8% weight in the Index and a return of -52.77% for the year, the technology sector alone subtracted over 16 percentage points from the Index's return for the 12-month time period. Although telecommunications services also had a very

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weak return (-30.24%), its relatively small weight in the Index limited its impact on the performance of the S&P 500 Index.

     Across the capitalization ranges of the stock market, smaller company stocks had better relative performance than the larger-cap S&P 500 for the year. The S&P MidCap 400 Index generated a return of 8.87% while the S&P SmallCap 600 Index had an even stronger return of 11.12%.

     International stocks trailed the U.S. stock market. The MSCI EAFE Index, a widely followed benchmark for international stocks, posted a -23.63% return for the year ending June 30.

THE MUNDER FUNDS
The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses. The Lipper Universe of Mutual Funds referred to below are compiled by Lipper Analytical Services, Inc. and categorized based on investment objectives.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
     The Fund posted a return of -1.46% for the year ending June 30, relative to a -4.60% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Credit Index, and a -2.27% average return for the Lipper universes of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year, three-year and five-year time periods ending June 30, 2001. As of June 30, the asset allocation was 62% equities and 38% fixed income.

     The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

     The leading performers during the year were the value stocks held in the Fund, particularly the small-cap value stocks. This was a result of the strong relative performance of value stocks during the year as well as good stock selection. The fixed income assets held in the Fund also generated a double-digit positive return.

     In contrast, the growth stocks held in the Fund generated double-digit negative returns for the year. This split in performance between growth and value stocks can be seen in the performance of the growth and value components of the S&P 500 Index. The Index itself generated a - 14.83% return for the year. The value component of the Index, measured by the S&P/Barra Value Index, rose by 7.93% while the S&P/Barra Growth Index fell by 32.43%.

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MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
     The Fund began operation on November 1, 2000. From inception through June 30, 2001, the Fund earned a return of -24.70%. For the six-month period ending June 30, 2001, the Fund earned a return of -14.61%, compared to the -6.53% return for the NASDAQ Biotechnology Index and the -11.55% average return for the Lipper universe of health/biotechnology funds. Compared to its Lipper universe, the Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

     Fund performance suffered from the correction in the biotechnology segment of the healthcare sector during the first quarter of 2001 but benefited from the biotech rebound, which occurred in the second quarter. During the first quarter, there were significant outflows from biotechnology funds. One reason for the downward pressure on biotech stocks was that investors appeared to link these stocks to technology stocks in general, even though the fundamentals between these two groups are significantly different. Company-specific signs of weakness also depressed the biotechnology group, however. As an example, Applied Biosystems indicated that recent order patterns for capital equipment were weak, partly due to customers withholding purchases in anticipation of new product introductions. This announcement affected not only Applied Biosystems' stock price but the stock price of other "tools" companies as well.

     During the second quarter of the year, money flows into the biotechnology segment of the stock market turned positive and the performance of biotech stocks diverged in a positive direction from technology stocks. The improvement in investor sentiment was largely the result of solid first quarter earnings reports and positive reports about drugs in the production pipeline. In addition, early-stage companies that were able to show signs of greater than expected potential found strong investor interest. The Fund, emphasizing investments in emerging and innovative biotechnology companies, was a beneficiary during the quarter of the increased market interest in stocks with longer-term potential.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
     The Fund began operations on September 18, 2000. From inception through June 30, 2001, the Fund earned a return of -21.80%. For the time period extending from September 30, 2000 through June 30, 2001, the Fund earned a return of -23.56%, relative to the -14.00% return for the S&P 500 Index and the -33.42% average return for the Lipper universe of multi-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the six-month and 9-month time periods ending June 30, 2001.

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     The Digital Economy style invests in companies that are transforming their businesses in a positive way by embracing technology. In an uncertain environment like the one we experienced in the fourth quarter of 2000, investors tend to give heavier weight to the safety or visibility of past performance than to the future impact of positive changes in business models. As a result, buying opportunities were created in many of the types of companies that the Digital Economy style is focused on. Toward the end of the quarter, we saw stronger absolute and relative performance for the Digital Economy style, with the portfolio experiencing positive relative performance in the majority of sectors.

     Also during the fourth quarter of 2000, performance was positively impacted by strong stock selection in the technology, telecommunication services and consumer staples sectors. In contrast, returns were negatively influenced by individual holdings in basic industries, consumer discretionary and healthcare. Within technology, the portfolio was tilted toward security software and storage and away from semiconductor stocks and hardware. That tilt had a positive influence on performance for the quarter.

     Although most of the companies held in the Fund performed in line with or ahead of expectations during the first quarter of 2001, many of the stocks were caught up in the stock market's volatility. The result was poor stock price performance. Investor anxiety led to a focus on companies that were seen as conservative investments, including companies in the coal, energy and utilities sectors. While the Fund's holdings in these sectors fared reasonably well, investors appeared wary of higher growth companies in any sector that were transforming themselves by taking advantage of the digital economy. These higher growth stocks are the focus of the Fund and the skittishness of investors toward these companies translated into weak relative performance for the quarter.

     Following this difficult first quarter, the Fund experienced a strong second quarter relative to the S&P 500 Index. The Fund's focus on companies that are leveraging technology to gain a competitive advantage relative to their peers was rewarded as investors looked for companies that were well-positioned to meet or exceed earnings expectations. During the second quarter, Fund returns were boosted by positive stock selection in the basic materials, information technology, industrials and financials sectors. The positive impact of stock selection in these sectors more than offset the weaker performance of holdings in the consumer discretionary, consumer staples, utilities and telecommunications services sectors.

     The portfolio management team for the Munder Digital Economy Fund continues to focus on companies that leverage technology to gain a critical edge relative to their peers. By working closely with our research team at Munder Capital, we seek to identify companies that are currently transforming their businesses to be tomorrow's leaders.

MUNDER EQUITY INCOME FUND

FUND MANAGER: THE MUNDER EQUITY INCOME FUND TEAM
     The Fund earned a return of 15.59% for the year ending June 30, 2001, relative to the 10.34% return for the Russell 1000 Value Index and the 7.11% average return for the Lipper

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universe of equity income mutual funds. Compared to the Lipper universe, the
Fund has earned above-average returns for the one-year time period ending June 30, 2001.

     The Fund's approach to value investing is fairly straightforward. The Fund invests in undervalued stocks with improving earnings estimates and stock price trends. The current lack of companies with improving business trends has led the Fund to invest defensively, choosing companies where confidence in earnings is highest. This strategy has been rewarded with strong performance during the last 12 months, although periodic waves of optimism have pushed the stocks of struggling companies higher. The Fund's discipline lagged the Russell 1000 Value Index during the market rebound of April and May, and therefore for the second quarter of 2001. However, as investors again focused on the difficult earnings environment near the end of the quarter, the performance of the Fund improved.

     We expect investor sentiment to continue to vacillate between optimism regarding an expected rebound in the economy and the reality of the current weakness in the economic environment. We are monitoring a number of inexpensive stocks, waiting for evidence of stabilization in business trends. It is possible that this patient approach will result in some lost opportunity when the economy improves, but we feel it should reduce risk during the current downturn. We believe that this is a prudent approach in today's environment.

MUNDER FOCUS GROWTH FUND

FUND MANAGER: THE MUNDER FOCUS GROWTH FUND TEAM
     The Fund earned a return of -33.25% for the year ending June 30, 2001, relative to the -36.17% return for the Russell 100 Growth Index and the -30.71% average return for the Lipper universe of large-cap growth funds. The Fund has earned above-average returns relative to the Lipper universe for the three-month time period ending June 30, 2001.

     The absolute performance of the Fund suffered from the relatively weak returns of growth stocks relative to value stocks. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. For the year ending June 30, 2001, the -36.17% return for the Russell 1000 Growth Index provided a sharp contrast to the 10.34% return for the Russell 1000 Value Index.

     During the last half of 2000, the return of the Fund was boosted by the strong performance of the consumer staples sector, particularly by companies involved in food and drug distribution and retail activities. However, during the last three months of the year and through the first quarter of 2001, the Fund's technology holdings underperformed the market due in part to an overweight in the communications equipment, networking and software industries.

     Many of the technology holdings that corrected significantly in these earlier time periods, despite solid earnings, rebounded strongly in the second quarter of 2001. Positive stock selection in software (Oracle, Veritas Software and Microsoft) and network security (Internet Security Systems and Verisign) offset weakness in Micromuse, TranSwitch and Juniper Networks. In

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addition, being underweighted in semiconductors and overweighted in software and security aided returns in the quarter.

     During the last half of 2000, the Fund's holdings of healthcare, consumer cyclicals and consumer staples stocks helped to drive returns. During the first half of 2001, it was the energy, finance and healthcare sectors of the Fund that generated the strongest relative performance.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND BRIAN KOZELISKI
     The Fund earned a return of -26.36% for the year ending June 30, 2001, relative to the -21.98% return for the FTSE World ex-U.S. Index and the -24.03% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-year and five-year time periods ending June 30, 2001.

     Global economic weakness took its toll on foreign stock markets during the year ending June 30, 2001. The FTSE World ex-U.S. Index, with its -21.98% return, was significantly weaker than the S&P 500 Index, which posted a -14.83% return.

     While broad international equity benchmarks were generally in negative territory for the year ending June 30, 2001, there was a wide divergence among international stock market returns. The Chinese exchanges numbered among the best performing stock markets, along with the markets of Costa Rica, Russia, Ireland and Mexico. All of these markets posted positive returns.

     In contrast, the weakest stock markets included the markets of Turkey, Korea, Finland, Taiwan, Sweden and Greece. All of those markets posted double-digit negative returns for the year ending June 30, 2001.

     In the international arena, small-cap and mid-cap stocks have generated strong performance relative to larger-cap stocks over the past year, as has been the case in the U.S. Since the Fund is focused on larger-cap companies, this has held back its relative returns.

     The Fund continues to focus on providing broad exposure to international stock markets. Core holdings of foreign securities with a market capitalization of over $250 million that are traded and listed in the U.S. are complemented by stocks selected on the basis of an economic modeling overlay. The Fund typically holds between 600 and 800 securities representing over 50 countries. This contrasts to the 21 countries represented in the MSCI EAFE Index.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
     The Fund earned a return of -8.10% for the year ending June 30, 2001, relative to the 4.67% return for the Wilshire Micro-Cap Index and the 9.69% average return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, two-year and three-year time periods ending June 30, 2001.

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     During the last half of 2000, technology and producer durables stocks were among the weakest holdings of the Fund while auto and transportation stocks were among the performance leaders. One of the top-performing stocks in that sector was Offshore Logistics, a company that provides helicopter transport services to the offshore oil and gas industry worldwide. During the third quarter of 2000, financial services, healthcare and consumer staples holdings also showed relative strength, while energy stocks were among the top performers during the last quarter of 2000.

     The energy sector continued its strong relative performance into the first quarter of 2001. Good stock selection and an overweight of the sector helped to boost returns of this sector. However, an underweighting in the consumer discretionary, consumer staples and financials sectors, all of which had strong relative performance during the quarter, held back returns.

     During the second quarter of 2001, the Fund generated a positive double-digit return but lagged its benchmarks slightly, due to weak relative returns of the utilities, healthcare and financial sectors of the Fund. In the utilities sector, performance was penalized by an overweight in independent power companies that have recently fallen out of favor with investors. However, we continue to have a positive view of the fundamental outlook for this group and feel that the current weakness will be short-term in nature. The weakness among the Fund's utilities, healthcare and financial holdings during the quarter was partially offset by a rebound in some of the technology holdings that were formerly out of favor with investors.

MUNDER MIDCAP SELECT FUND

FUND MANAGER: THE MUNDER MIDCAP SELECT FUND TEAM
     The Fund earned a return of 4.82% for the year ending June 30, 2001, relative to the 8.87% return for the S&P MidCap 400 Index and the 1.04% average return for the Lipper universe of mid-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year and three-year time periods ending June 30, 2001.

     The mid-cap segment of the stock market showed strong performance during the past 12 months compared to larger-cap stocks. The 8.87% return for the S&P MidCap 400 Index was significantly higher than the -14.83% return for the large-cap S&P 500 Index.

     During the last half of 2000, top-performing sectors of the Fund included healthcare and utilities. Even in the midst of the weakness in the technology sector of the market, the Fund's technology holdings contributed positively to returns during the fourth quarter of 2000. Our emphasis was on the more conservative companies in the sector who were spared the carnage that affected most of the technology sector.

     During the first half of 2001, a weak first quarter for mid-cap stocks and the broad market indices was followed by a significant rebound in the second quarter. During the second quarter, an overweighting of independent power companies held back Fund returns. We continue to have a positive view of the fundamental outlook for this group and believe that the current weakness will be short-term in nature. The weaker relative performance of the Fund's utility, healthcare and

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financial sectors during the second quarter was partially offset by a dramatic snap-back in some of the Fund's technology holdings that were formerly out of favor.

     Despite the weak economy, the majority of the Fund's holdings continue to exceed our expectations from an earnings standpoint. We believe that our focus on the quality and consistency of earnings that is a hallmark of our style will be especially important in this period of economic uncertainty. Even with the positive stock price momentum of mid-cap stocks over the past few years, the group continues to trade at a discount to its large-cap peers despite stronger growth prospects.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR, CFA AND JOHN P. RICHARDSON, CFA
     The Fund earned a return of -14.20% for the year ending June 30, 2001, relative to the -14.83% return for the S&P 500 Index and the -15.62% average return for the Lipper universe of large-cap core mutual funds.

     During the last half of 2000, Fund returns benefited significantly from overall stock selection, with the Fund's focus on valuation and consistency in earnings growth helping to boost relative returns. Due largely to the focus on consistency, the Fund's technology holdings outperformed the S&P 500 technology sector during the last half of the year.

     During the first quarter of 2001, the consumer staples and utilities sectors of the Fund experienced the strongest relative performance. The Fund's largest holding and best performer in the consumer staples sector was Anheuser Busch. The company, which is considered to be a defensive stock, reported a 12% earnings per share gain. In the utilities sector, the Fund's only holding was El Paso Corp., which acquired our prior holding of Coastal Corp. While the stock's price fell by 9% during the quarter, this was stronger performance than the stock price decline of 30% for Enron, the S&P 500's largest utility holding. In contrast to relative strength in the consumer staples and utilities sectors of the Fund, information technology and industrials holdings held back returns.

     During the second quarter of 2001, there were some significant reversals in relative performance. Information technology holdings moved from relative weakness to relative strength. Two of the best performing stocks, Microsoft (+22%) and Veritas Software (+44%) were overweighted in the Fund. Healthcare holdings also showed relative strength, with overweightings in Biomet (+22%), Johnson & Johnson (+15%), Baxter International (+7%) and Cardinal Health (+7%). All of these companies met or exceeded earnings expectations.

     The consumer staples sector, which had shown relative strength during the first quarter of 2001, exhibited weaker relative returns in the second quarter. Anheuser Busch experienced negative returns despite double-digit earnings gains.

     We will continue to manage risk in the Fund while investing in the companies that we believe have a strong management team and the competitive position to produce consistent and above-average earnings growth through an economic cycle.

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MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
     The Fund began operations on March 13, 2001. From its inception through June 30, 2001, the Fund has generated a return of -1.30. For the quarter ending June 30, 2001, the Fund earned a return of 0.51%, relative to the 0.51% return for the AMEX Deutsche Bank Energy Index and the 0.16% average return for the Lipper universe of natural resources mutual funds.

     The Fund is focused on companies in the energy, power and power technology arena. Investments include traditional energy sources (natural gas and oil), renewable energy sources (solar and wind power), and power technology companies that are devising more efficient means of providing and distributing power. The Fund will invest in companies across the entire capitalization range of the stock market. In our view, the growing demand for power, the deregulation of the power industry, and the development of new power technologies have created substantial investment opportunities in the energy and power arena.

     The Fund combines a top-down and bottom-up approach to stock selection. The top-down analysis assesses macro-economic, political and currency risk factors. The bottom-up analysis focuses on the selection of individual companies with compelling valuation and a strong fundamental outlook. These investment characteristics served the Fund well during the tumultuous market conditions in March. Strong relative performance was generated across all sub-sectors of the Fund, including distributed power generation and related power technology companies, exploration and production companies, integrated oil companies, and refining and marketing companies.

     The energy and power segment of the stock market remained volatile during the second quarter of 2001. Much of the across-the-board stock price weakness came in late June when political and cyclical factors converged and caused many investors, particularly hedge funds and momentum-oriented investors, to aggressively sell their energy and power holdings to capture any investment gains prior to the end of the quarter.

     From a cyclical standpoint, weakness in the commodity markets, particularly in natural gas, spilled over into energy-related stocks. Downward pressure on natural gas prices was related to such factors as cooler than normal weather in Western regions of the U.S., higher capacity utilization of nuclear facilities, and lower overall demand from industrial users of natural gas. Barring a major collapse in U.S. economic activity, we believe that the weakness in energy-related stock prices is a short-term phenomenon and represents an opportunity to add to existing positions.

     Another factor adding to the stock price weakness of energy and power stocks was the political rhetoric evolving from the power and energy crisis in California. Investors are concerned that the turmoil in California could provide the impetus for the re-regulation of the energy and power markets in California and other states. In our view, re-regulation is an outcome with a very low probability. Actions to re-regulate energy markets will not achieve the stated goals of energy/ power conservation and growth in supply. In fact, we believe that price controls and other regulatory measures would only prolong the effects of a seller's market in which demand for power and energy far outstrips supply.

           ---------------------------------------------------------------------

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a 14.89% for the year ending June 30, 2001, relative to the 24.42% return for the NAREIT (equity only) Index and the 20.46% average return for the Lipper universe of real estate mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month time period.

     Real Estate Investment Trusts (REITs) provided solid returns for the year ending June 30, 2001. Investors continued to seek the predictability and stability of REIT earnings and dividends, given the volatility in the overall stock market environment. During the last half of 2000, good performance in the office, industrial and apartment sectors of the REIT market, all of which were overweighted in the Fund, helped to boost the Fund's returns. However, this positive was offset by the Funds' underweighted position in the hotel and healthcare sectors, the strongest sectors for the period.

     During the first half of 2001, there was a focus on value-oriented REITs, with many slower growth and higher yielding REITS providing strong relative performance. This had a negative impact on the Fund's relative returns, since value-oriented REITs tend to be lower in quality and have lower earnings growth than our criteria for investment.

     The REIT market's move toward value and high yield contributed to the strong relative performance of the healthcare, hotel, and outlet center sectors during the first half of 2001. Given our focus on growth, the Fund was underweighted in those sectors. The office and industrial sectors, which have a relatively heavy weight in the Fund because of their strong earnings growth, underperformed for much of the first half of the year. However, these sectors began to outperform late in that time period, resulting in strong relative returns for June. Consolidation within the REIT market continues. Two of the holdings in the Fund were acquired during the second quarter of 2001.

     We continue to believe that fundamentals look solid for REITs. Growth estimates for REITs remain stable, while the broader stock market is experiencing downward revisions and earnings disappointments. Rents have held up in most markets, new construction has been disciplined, and occupancy rates are still high. While REIT fundamentals remain strong, valuations are still attractive. The REIT market trades at valuation levels below the asset values of the hard real estate and Price/ FFO (flow of funds from operations) multiples remain well below their historical averages.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGER: THE MUNDER SMALL-CAP VALUE FUND TEAM
     The Fund generated a return of 36.11% for the year ending June 30, 2001, relative to the 30.86% return for the Russell 2000 Value Index and the 29.50% average return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above average returns for the three-month and one-year time periods ending June 30, 2001.

           ---------------------------------------------------------------------

     The financial services and energy sectors were among the strongest sectors of the Fund during the last half of 2000. Technology holdings did well during the third quarter of 2000, as investors began to shift their attention to smaller technology companies that were more reasonably priced relative to their future earnings growth potential than many larger-cap technology companies. During the fourth quarter, however, as the decline in technology stocks intensified, the Fund's technology holdings were among the weakest holdings in the Fund. The Fund continued to focus on those technology issues that have strong fundamentals and valuations that are low, especially relative to large-cap technology holdings.

     During the first quarter of 2001, the performance of the Fund was positively impacted by several of its energy holdings and negatively impacted by its technology holdings. In addition, PolyMedica, which had held back returns during the last half of 2000, continued to exhibit relative weakness despite strong fundamentals. While the stock's price had been hurt by negative rumors, we anticipated that continued strong growth for PolyMedica would translate into strong future price performance. In fact, during the second quarter of 2001, PolyMedica was one of the top performers in the Fund, generating a return of 78% for the quarter. The stock remains one of the largest holdings in the Fund and we believe that its fundamentals continue to be excellent. Other strong stocks during the second quarter of 2001 included Orthodontic Centers (+48%), Penn National Gaming (+103%), Sonic Automotive (+103%), Metris (+62%) and Monaco Coach (+86%). Strong Fund sectors during the second quarter included healthcare, consumer discretionary and financials. In contrast, a small weight in the utilities sector generated weak relative returns.

     The strong relative performance of the small-cap sector of the stock market reflects the broadening of the market, favorable relative valuations and positive money flows into the sector. We continue to view the small-cap sector favorably. Even in a difficult economic environment, there are many companies that continue to deliver strong earnings while selling at attractive valuations. The Fund remains broadly diversified in order to take advantage of what we believe will be continued interest in the sector.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
     The Fund posted a return of -21.20% for the year ending June 30, 2001, relative to the -23.26% return for the Russell 2000 Growth Index and the -18.99% average return for the Lipper universe of small-cap growth mutual funds. The Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The Fund did not escape the negative returns in the small company growth segment of the market during the last half of 2000, but did perform well relative to that segment. The Fund became somewhat more defensive in nature during that six-month time period, with increased positions in the finance, healthcare and energy sectors.

     The first quarter of 2001 was a difficult one for small-cap stocks and for the Fund. In the Russell 2000 Growth Index, only REITs and the small "other" category contributed positively to

           ---------------------------------------------------------------------

returns during the quarter. Within the Fund, relative strength in the consumer staples, materials and energy sectors was more than offset by weakness in the consumer discretionary, telecommunications services and healthcare sectors.

     After a difficult first quarter, small-cap stocks experienced a dramatic rebound in performance during the second quarter of 2001, especially during the month of June. Investors, optimistic that the Federal Reserve's interest rate cuts would result in better earnings visibility going forward, bid up many formerly downtrodden small-cap issues. Two growth-oriented sectors, health care and information technology, had among the strongest relative performance in the small-cap segment for both June and the quarter as a whole. Energy and utilities, typically lower growth sectors, were the only two sectors to generate negative returns for those two time periods. In fact, it was generally true that small-cap growth stocks, those with higher earnings growth expectations, turned in better performance during the quarter than small-cap value stocks.

     The performance of the Fund was boosted during the second quarter of 2001 by favorable stock selection, particularly in the information technology and healthcare sectors. Only slightly offsetting the positive impact of generally strong stock selection was the weaker performance of the economically sensitive industrial sector. A few of the holdings in this sector experienced negative earnings pre-announcements during the quarter.

     We continue to view the small-cap market favorably. While small-cap stocks have outperformed large-cap stocks for slightly over two years, the typical period of outperformance is closer to six years. If the typical cycle prevails, the strong relative performance of small-cap stocks could continue for several quarters. In addition, small-cap stocks tend to outperform their large-cap peers during those time periods when the Federal Reserve is lowering interest rates. Finally, despite the recent period of positive price momentum, small-cap stocks continue to trade at attractive valuations relative to their large-cap peers.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
     The Fund generated a return of -32.31% for the year ending June 30, 2001, relative to the -25.92% return for the MSCI Emerging Markets Free Index and the -24.27 average return of the Lipper universe of emerging markets mutual funds. Compared to its Lipper universe, the Fund has earned an above-average return for the three-month time period ending June 30, 2001.

     Emerging markets suffered during the last half of 2000 from a strong U.S. dollar, growing signs of a slowing in global economic growth and the high price of oil. These factors combined with the global turndown in the technology sector to create negative returns for the emerging markets segment of the global stock market.

     During the first quarter of 2001, the Fund managers were finding the most attractive investments among financial and consumer stocks and had a less favorable view of telecommunications stocks. In their view, telecommunications stocks in the emerging market countries continued to be vulnerable to the declining creditworthiness of their developed world

           ---------------------------------------------------------------------

counterparts. Adjusting for the risk premium associated with each country, the least expensive wireless stocks were to be found in Thailand. Israeli software shares were the least expensive pure technology investment and were overweighted in the portfolio.

     During the second quarter of 2001, interest rate cuts occurred in a number of emerging market countries, including Poland, South Africa, Taiwan and Korea. These rate reductions helped to boost the stock markets in these countries, particularly in Korea, despite a deteriorating economic background. The decline in oil prices during the quarter was a negative for oil exporters like Russia and Mexico. These markets continued to do well during the quarter, however, since recent structural reforms have made these countries more attractive to investors. The declining oil prices were positive for India and Brazil, both big importers of oil.

     Performance in the emerging markets often depends on sentiment toward the entire asset class rather than on country-specific developments. In our view, two of the best indicators of the investment climate for emerging markets are downside risk and fund flows. During the second quarter of 2001, both indicators were signaling an improvement in sentiment.

     During the first half of 2001, the Fund introduced a five-step process with the goal of reducing the volatility of the Fund. This process includes analysis of each country's ability to compete effectively for capital and the impact on the country's economy of a number of factors including the degree of risk aversion of investors toward emerging markets, the level of oil prices, global demand and interest rates. Once these factors are examined, global sector allocations are determined. Individual companies will then be chosen in the countries targeted for investment.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

FUND MANAGER: THE MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND TEAM
     The Fund posted a return of 0.17% for the year ending June 30, 2001, relative to the 1.62% return of the MSCI Finance Sector Index and the 30.74% average return for the Lipper universe of financial services mutual funds.

     During the last half of 2000, the Fund's U.S. holdings significantly outperformed their international counterparts. The U.K. was the best performing region among the Fund's non-U.S. holdings while Japanese financial stocks were relatively weak. European holdings generated slightly negative returns during the third quarter of 2000, but moved into positive territory in the fourth quarter as the euro strengthened against the U.S. dollar.

     The better relative performance of U.S. financial stocks continued into the first half of 2001. However, the performance of the U.S. portion of the Fund was held back during the first quarter by weakness in brokerage holdings and large institutional banks. In the overseas portion of the portfolio, European stocks were relatively weak, reflecting concerns about future economic growth. Although Japanese stocks made modest progress when valued in terms of yen, the Japanese stocks in the Fund fell by 6.3% when translated into U.S. dollars.

     The U.S. financial holdings in the Fund rebounded during the second quarter of 2001. Performance was broad-based, with a number of smaller-capitalization names posting good returns,

           ---------------------------------------------------------------------

including Metris (+62%), Affiliated Managers (+31%), Radian (+19%) and Annaly Mortgage Management (+22%). Citicorp, the largest holding in the Fund, rose by 17% for the quarter.

     In the non-U.S. portion of the Fund, U.K. financial stocks generated better relative returns than Eurozone countries during the second quarter. Banks were the strongest segment of the U.K. portion of the portfolio, supported by the ongoing consolidation within the banking industry.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND TEAM, HEADED BY ANTONY MILFORD
     The Fund posted a -8.14% return for the year ending June 30, 2001, relative to the 8.93% return for the Russell 2000 Healthcare Index and the -3.11% average return for the Lipper universe of healthcare/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, two-year and three-year time periods ending June 30, 2001.

     During the last half of 2000, we took some profits in the biotechnology sector in the run-up to the early November high. In retrospect, more aggressive selling would have been beneficial. There was a significant correction in healthcare stocks in the final weeks of 2000, which was at least in part due to the presidential election gridlock in the U.S. Biotechnology stocks were also caught up in the general weakness in the technology-dominated NASDAQ Index.

     During the first quarter of 2001, healthcare stocks experienced strong selling pressure as optimism about a late 2001 economic rebound overcame near-term fears about slowing profits in more economically sensitive sectors. In addition, biotechnology stocks felt selling pressures in February and March, as technology companies issued increasing numbers of profit warnings. Although we believe that biotechnology and technology stocks have significantly different fundamentals, the fact that many biotech companies do not (as yet) have positive earnings caused some investors to categorize biotech with the "new economy."

     Following the negative environment for healthcare stocks during the first quarter, the start of the second quarter proved far more favorable to the Fund, with the markets staging the first signs of a strong recovery. The broad healthcare sector showed more stability through the quarter, although we remain cautious on the outlook for large-capitalization pharmaceutical companies. This caution is due to upcoming patent expirations and political pressures that would reduce the ability of these companies to resist competition from generic drugs. We prefer exposure to companies with a blend of branded and generic products. The "old economy" area of healthcare services provided excellent second quarter results, particularly in long-term managed care. These stocks provide the Fund with a defensive position when the markets show any sign of turbulence.

     The primary reason for the Fund's relative outperformance early in the second quarter was its substantial position in biotechnology stocks. What has been of importance to investors in biotech stocks over recent months has been the flow of very strong news and earnings reports, especially compared to the weak news and profit warnings that we have seen from many other areas, namely the large-cap pharmaceutical companies.

           ---------------------------------------------------------------------

     The increased leverage of the small-cap and mid-cap biotechnology/drug companies with regard to negotiated alliance and collaboration agreements continues to prevail due to their well-funded research and development capabilities. A prime example of this situation is the recent announcement by Human Genome Sciences that it will end its seven-year-old gene-hunting consortium with leading pharmaceutical companies. The decision not to renew the agreement leaves the well-funded U.S. pioneer of genomics -- the study of how genes are linked to illness -- free to exploit its discoveries for itself.

     Merger and acquisition activity has picked up across all areas of the healthcare sector. Overall, we remain enthusiastic about the healthcare sector as demand and pricing power continue to offer good growth opportunities.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM, HEADED BY SIMON KEY
     The Fund posted a return of -31.06% for the year ending June 30, 2001, relative to the -23.63% return for the MSCI EAFE Index and the -24.03% average return for the Lipper universe of international equity mutual funds.

     Relative Fund performance for the year ending June 30, 2001 was held back largely by the global underperformance of growth stocks relative to value stocks. The lagging performance of growth stocks was particularly noticeable in stock selection in Europe and Japan. In contrast, stock selection among the Pacific ex-Japan stocks showed relative strength. We believe that the significant outperformance of value stocks over the past 12 months is largely over. In our view, in a difficult economic environment, investors are likely to reward companies with genuine growth characteristics and attractive valuations.

     In terms of country allocation, the Fund is slightly overweighted in Japan and the emerging markets that are benefiting from cheap valuations and interest rate cuts. In the case of Japan, positive news about economic reform is also likely to help boost the stock market. However, we believe that a sustained rally in Japan requires successful reform. Europe is slightly underweighted since the markets there continue to look expensive relative to bonds. Cash levels were slightly higher than usual as of June 30, 2001, but we anticipate that the cash will be put to work early in the third quarter.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------
The following graphs represent the performance of each Fund since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management or its wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BALANCED FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                       60% S&P 500/20% LB
                                                                                         AGGR BOND/20%         LIPPER BALANCED
                                              CLASS Y             S&P 500 INDEX          LEHMAN CREDIT          FUNDS AVERAGE
                                              -------             -------------        ------------------      ---------------
4/13/93                                       10000.00               10000.00               10000.00               10000.00
                                               9860.00                9758.00                9885.00                9890.00
                                              10000.00               10018.00               10046.00               10045.00
                                              10070.00               10047.00               10132.00               10158.00
                                              10061.00               10007.00               10118.00               10181.00
                                              10352.00               10386.00               10412.00               10484.00
                                              10403.00               10306.00               10381.00               10514.00
                                              10444.00               10519.00               10521.00               10620.00
                                              10192.00               10419.00               10437.00               10481.00
                                              10484.00               10545.00               10539.00               10662.00
                                              10663.00               10903.00               10806.00               10925.00
2/28/94                                       10481.00               10607.00               10565.00               10715.00
                                              10026.00               10146.00               10197.00               10321.00
                                               9977.00               10276.00               10245.00               10341.00
                                               9886.00               10444.00               10350.00               10393.00
                                               9571.00               10188.00               10195.00               10211.00
                                               9773.00               10522.00               10471.00               10441.00
                                              10059.00               10953.00               10742.00               10707.00
                                               9946.00               10685.00               10535.00               10505.00
                                              10084.00               10925.00               10676.00               10556.00
                                               9797.00               10528.00               10422.00               10300.00
                                               9940.00               10683.00               10534.00               10399.00
                                               9981.00               10960.00               10778.00               10539.00
2/28/95                                       10281.00               11387.00               11134.00               10859.00
                                              10473.00               11723.00               11359.00               11054.00
                                              10587.00               12068.00               11622.00               11250.00
                                              10930.00               12549.00               12057.00               11624.00
6/30/95                                       11264.00               12840.00               12262.00               11852.00
                                              11609.00               13266.00               12506.00               12120.00
                                              11672.00               13299.00               12581.00               12225.00
                                              11968.00               13860.00               12940.00               12502.00
                                              11926.00               13810.00               12970.00               12466.00
                                              12274.00               14416.00               13388.00               12857.00
                                              12280.00               14694.00               13601.00               13039.00
                                              12577.00               15193.00               13929.00               13278.00
                                              12704.00               15334.00               13936.00               13323.00
                                              12786.00               15482.00               13983.00               13376.00
                                              12956.00               15710.00               14082.00               13505.00
                                              13180.00               16115.00               14291.00               13668.00
6/30/96                                       13218.00               16176.00               14395.00               13684.00
                                              12715.00               15462.00               14027.00               13301.00
                                              12940.00               15789.00               14206.00               13544.00
                                              13597.00               16677.00               14777.00               14038.00
                                              13694.00               17137.00               15139.00               14313.00
                                              14157.00               18430.00               15921.00               14979.00
                                              13859.00               18066.00               15684.00               14822.00
                                              14179.00               19194.00               16298.00               15256.00
                                              14042.00               19344.00               16394.00               15284.00
                                              13542.00               18551.00               15923.00               14854.00
                                              13933.00               19658.00               16578.00               15276.00
                                              14623.00               20859.00               17252.00               15951.00
6/30/97                                       15057.00               21787.00               17786.00               16430.00
                                              15983.00               23521.00               18798.00               17350.00
                                              15508.00               22204.00               18123.00               16897.00
                                              16223.00               23421.00               18813.00               17531.00
                                              16014.00               22639.00               18512.00               17229.00
                                              16177.00               23687.00               19045.00               17484.00
                                              16352.00               24094.00               19302.00               17713.00
                                              16301.00               24362.00               19528.00               17823.00
                                              16955.00               26118.00               20375.00               18558.00
                                              17421.00               27455.00               21030.00               19079.00
                                              17433.00               27733.00               21203.00               19201.00
                                              17201.00               27364.00               21051.00               19007.00
6/30/98                                       17503.00               28475.00               21611.00               19316.00
                                              17008.00               28062.00               21502.00               19032.00
                                              15204.00               24004.00               19724.00               17365.00
                                              15830.00               25543.00               20678.00               18070.00
                                              16549.00               27619.00               21649.00               18787.00
                                              17136.00               29293.00               22479.00               19456.00
                                              18142.00               30980.00               23294.00               20112.00
                                              18336.00               32275.00               23945.00               20428.00
                                              17504.00               31271.00               23367.00               19870.00
                                              18044.00               32522.00               24005.00               20319.00
                                              18656.00               33781.00               24599.00               20961.00
                                              18582.00               32984.00               24163.00               20680.00
6/30/99                                       19462.00               34814.00               24958.00               21222.00
                                              19538.00               33728.00               24457.00               20836.00
                                              19013.00               33559.00               24383.00               20565.00
                                              18908.00               32640.00               24096.00               20294.00
                                              19178.00               34706.00               25048.00               20862.00
                                              20339.00               35410.00               25370.00               21135.00
                                              21659.00               37496.00               26234.00               21809.00
                                              21557.00               35614.00               25390.00               21216.00
                                              23562.00               34941.00               25192.00               21222.00
                                              25673.00               38358.00               26768.00               22375.00
                                              24433.00               37203.00               26248.00               21974.00
                                              23478.00               36441.00               25927.00               21722.00
6/30/00                                       24785.00               37341.00               26519.00               22110.00
                                              24887.00               36757.00               26357.00               22053.00
                                              26949.00               39040.00               27477.00               23039.00
                                              26109.00               36979.00               26713.00               22523.00
                                              25716.00               36823.00               26681.00               22450.00
                                              24188.00               33920.00               25559.00               21582.00
                                              24842.00               34085.00               25824.00               22102.00
                                              25696.00               35295.00               26566.00               22579.00
                                              24178.00               32077.00               25207.00               21601.00
                                              23044.00               30045.00               24324.00               20837.00
                                              24307.00               32379.00               25445.00               21722.00
                                              24545.00               32596.00               25617.00               21853.00
6/30/01                                       24423.00               31803.00               25280.00               21545.00

                               GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                   -------------------------------------------------------          -----------------------------
                                                  60% S&P 500/
                                                    20% LEHMAN      LIPPER                           ONE
                                                    AGGREGATE/    BALANCED                ONE       YEAR     FIVE
CLASS AND             WITH   WITHOUT                20% LEHMAN       FUNDS               YEAR      W/OUT    YEARS
INCEPTION DATE        LOAD      LOAD   S&P 500#        CREDIT#   AVERAGE**             W/LOAD       LOAD   W/LOAD
-----------------------------------------------------------------------------------------------------------------
CLASS A -- 4/30/93  $23,082*  $24,416   $ 32,586   $     25,575   $  21,411            (6.69)%*   (1.23)%   11.61%*
CLASS B -- 6/21/94      N/A   $23,355   $ 31,209   $     24,796   $  20,970            (6.51)%+   (2.30)%   11.76%+
CLASS C -- 1/24/96      N/A   $18,713   $ 20,929   $     18,149   $  16,415            (3.22)%+   (2.38)%      N/A
CLASS Y -- 4/13/93      N/A   $24,423   $ 31,803   $     25,280   $  21,544                N/A    (1.46)%      N/A

                     AVERAGE ANNUAL TOTAL RETURNS
                    ------------------------------

                      FIVE                   SINCE
                     YEARS       SINCE   INCEPTION
CLASS AND            W/OUT   INCEPTION       W/OUT
INCEPTION DATE        LOAD      W/LOAD        LOAD
--------------      ------------------------------
CLASS A -- 4/30/93   12.88%      10.78%*     11.55%
CLASS B -- 6/21/94   11.97%         N/A      12.83%
CLASS C -- 1/24/96   12.00%         N/A      12.23%
CLASS Y -- 4/13/93   13.06%         N/A      11.48%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Credit Index is an unmanaged index comprised of all publicly issued, non-convertible debt of the U.S. Government, its agencies or quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 4/30/93, 6/30/94, 1/31/96, and 3/31/93, respectively.

** The Lipper Balanced Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 4/30/93, 6/30/94, 1/31/96, and 3/31/93, respectively.

           ---------------------------------------------------------------------

BIO(TECH)(2) FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                             NASDAQ          HEALTH/BIOTECHNOLOGY
                                              CLASS Y           RUSSELL 2000 INDEX    BIOTECHNOLOGY INDEX       FUNDS AVERAGE
                                              -------           ------------------    -------------------    --------------------
11/1/00                                       10000.00               10000.00              10000.00                10000.00
                                               8400.00                8973.00               8451.00                 9385.00
                                               8820.00                9744.00               8738.33                 9859.00
                                               8290.00               10251.00               8401.03                 9099.00
                                               6970.00                9579.00               7754.15                 8754.00
                                               5480.00                9111.00               6176.96                 7690.00
                                               6380.00                9823.00               7348.11                 8336.00
                                               7110.00               10065.00               7958.00                 8674.00
6/30/01                                        7530.00               10421.00               8168.10                 8768.00

                                        GROWTH OF A $10,000 INVESTMENT
                    ----------------------------------------------------------------------
                                                                 NASDAQ     LIPPER HEALTH/
  CLASS AND           WITH    WITHOUT                     BIOTECHNOLOGY      BIOTECHNOLOGY
INCEPTION DATE        LOAD       LOAD    RUSSELL 2000#           INDEX#    FUNDS AVERAGE**
------------------------------------------------------------------------------------------
CLASS A  -- 11/1/00 $7,089*   $ 7,500    $      10,421    $       8,168    $         8,768
CLASS B  -- 11/1/00 $7,087+   $ 7,460    $      10,421    $       8,168    $         8,768
CLASS II -- 11/1/00 $7,406+*  $ 7,480    $      10,421    $       8,168    $         8,768
CLASS Y  -- 11/1/00   N/A     $ 7,540    $      10,421    $       8,168    $         8,768

                               AGGREGATE TOTAL RETURNS
                    ----------------------------------------------
                                 SINCE              SINCE
  CLASS AND                  INCEPTION          INCEPTION
INCEPTION DATE                  W/LOAD         W/OUT LOAD
--------------      ----------------------------------------------
CLASS A  -- 11/1/00           (29.11)%*          (25.00)%
CLASS B  -- 11/1/00           (29.13)%+          (25.50)%
CLASS II -- 11/1/00           (25.94)%+*         (25.30)%
CLASS Y  -- 11/1/00               N/A            (24.70)%

DIGITAL ECONOMY FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                         LIPPER MULTI CAP GROWTH
                                                         CLASS Y                  S&P 500 INDEX               FUNDS AVERAGE
                                                         -------                  -------------          -----------------------
9/18/00                                                 10000.00                    10000.00                    10000.00
                                                        10230.00                     9948.00                    10000.00
                                                         9720.00                     9906.00                     9284.00
                                                         8630.00                     9125.00                     7511.00
                                                         9070.00                     9170.00                     7784.00
                                                         9300.00                     9495.00                     8080.00
                                                         8220.00                     8629.00                     6836.00
                                                         7310.00                     8082.00                     6037.00
                                                         8030.00                     8711.00                     6748.00
                                                         8060.00                     8769.00                     6702.00
6/30/01                                                  7820.00                     8556.00                     6596.00

                                   GROWTH OF A $10,000 INVESTMENT
                   ---------------------------------------------------------------
                                                                      LIPPER MULTI
  CLASS AND          WITH         WITHOUT                               CAP GROWTH
INCEPTION DATE       LOAD            LOAD         S&P 500#         FUNDS AVERAGE**
----------------------------------------------------------------------------------
CLASS A  -- 9/19/00 $7,363*       $ 7,790         $  8,555         $         6,596
CLASS B  -- 9/19/00 $7,344+       $ 7,730         $  8,555         $         6,596
CLASS II -- 9/19/00 $7,597+*      $ 7,750         $  8,555         $         6,596
CLASS Y  -- 9/19/00    N/A        $ 7,820         $  8,555         $         6,596

                              AGGREGATE TOTAL RETURNS
                   ----------------------------------------------
                                SINCE              SINCE
  CLASS AND                 INCEPTION          INCEPTION
INCEPTION DATE                 W/LOAD         W/OUT LOAD
--------------     ----------------------------------------------
CLASS A  -- 9/19/00           (26.37)%*          (22.10)%
CLASS B  -- 9/19/00           (26.57)%+          (22.70)%
CLASS II -- 9/19/00           (24.03)%+*         (22.50)%
CLASS Y  -- 9/19/00               N/A            (21.80)%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

 ** The Lipper Health/Biotechnology Funds and Multi-Cap Growth Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Bio(Tech)(2) Fund are as of 10/31/00. Lipper since inception comparative returns for the Digital Economy Fund are as of 9/30/00.

 xviii

           ---------------------------------------------------------------------

EQUITY INCOME FUND

                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                                LIPPER EQUITY
                                                                RUSSELL 1000 VALUE                               INCOME FUNDS
                                              CLASS Y                 INDEX              S&P 500 INDEX             AVERAGE
                                              -------           ------------------       -------------          -------------
7/5/94                                        10000.00               10000.00               10000.00               10000.00
                                              10090.00               10311.00               10328.00               10263.00
                                              10190.00               10607.00               10750.00               10590.00
                                              10140.00               10255.00               10487.00               10400.00
                                              10167.00               10397.00               10723.00               10459.00
                                               9905.00                9977.00               10333.00               10058.00
                                               9951.00               10092.00               10486.00               10131.00
                                              10246.00               10403.00               10757.00               10323.00
2/28/95                                       10602.00               10814.00               11176.00               10654.00
                                              10809.00               11051.00               11506.00               10909.00
                                              11066.00               11400.00               11844.00               11156.00
                                              11456.00               11880.00               12317.00               11491.00
6/30/95                                       11523.00               12040.00               12602.00               11643.00
                                              11678.00               12459.00               13020.00               11970.00
                                              11740.00               12635.00               13053.00               12102.00
                                              12251.00               13092.00               13603.00               12501.00
                                              12272.00               12963.00               13555.00               12363.00
                                              12856.00               13620.00               14149.00               12890.00
                                              13361.00               13962.00               14422.00               13209.00
                                              13700.00               14397.00               14912.00               13516.00
                                              13657.00               14507.00               15051.00               13635.00
                                              13799.00               14753.00               15195.00               13818.00
                                              13682.00               14809.00               15419.00               13987.00
                                              13842.00               14994.00               15816.00               14213.00
6/30/96                                       13972.00               15006.00               15877.00               14232.00
                                              13512.00               14439.00               15176.00               13709.00
                                              13823.00               14852.00               15497.00               14065.00
                                              14391.00               15443.00               16368.00               14601.00
                                              14822.00               16041.00               16819.00               14932.00
                                              15663.00               17204.00               18089.00               15777.00
                                              15517.00               16984.00               17731.00               15693.00
                                              16088.00               17807.00               18838.00               16285.00
                                              16414.00               18069.00               18986.00               16464.00
                                              15992.00               17419.00               18208.00               15954.00
                                              16449.00               18150.00               19294.00               16421.00
                                              17304.00               19165.00               20473.00               17372.00
6/30/97                                       17945.00               19987.00               21383.00               18016.00
                                              19253.00               21490.00               23085.00               19169.00
                                              18510.00               20725.00               21792.00               18619.00
                                              19535.00               21977.00               22987.00               19555.00
                                              19299.00               21363.00               22219.00               18971.00
                                              19808.00               22307.00               23248.00               19555.00
                                              20539.00               22958.00               23647.00               20019.00
                                              20652.00               22633.00               23910.00               20004.00
                                              21592.00               24157.00               25634.00               21127.00
                                              22762.00               25635.00               26946.00               22069.00
                                              22537.00               25806.00               27218.00               22073.00
                                              22172.00               25423.00               26750.00               21720.00
6/30/98                                       22132.00               25749.00               27836.00               21855.00
                                              21253.00               25293.00               27541.00               21228.00
                                              18917.00               21529.00               23559.00               18600.00
                                              19924.00               22765.00               25069.00               19619.00
                                              20834.00               24528.00               27107.00               20794.00
                                              21674.00               25671.00               28750.00               21674.00
                                              22658.00               26544.00               30406.00               22239.00
                                              22517.00               26756.00               31677.00               22166.00
                                              22281.00               26379.00               30691.00               21681.00
                                              23495.00               26925.00               31919.00               22140.00
                                              23495.00               29440.00               33154.00               23708.00
                                              23147.00               29116.00               32372.00               23466.00
6/30/99                                       23728.00               29961.00               34169.00               24186.00
                                              23444.00               29083.00               33103.00               23560.00
                                              22541.00               28004.00               32937.00               22961.00
                                              21702.00               27024.00               32035.00               22135.00
                                              22814.00               28580.00               34062.00               22872.00
                                              22266.00               28357.00               34754.00               22707.00
                                              22629.00               28493.00               36801.00               22959.00
                                              21280.00               27564.00               34953.00               22085.00
                                              19384.00               25516.00               34293.00               20773.00
                                              20925.00               28629.00               37647.00               22784.00
                                              20976.00               28297.00               36513.00               22740.00
                                              20774.00               28594.00               35765.00               23047.00
6/30/00                                       19863.00               27288.00               36648.00               22547.00
                                              20333.00               27629.00               36075.00               22658.00
                                              21524.00               29165.00               38316.00               23999.00
                                              21757.00               29433.00               36293.00               23913.00
                                              22753.00               30157.00               36140.00               24290.00
                                              22246.00               29038.00               33291.00               23379.00
                                              23492.00               30493.00               33453.00               24534.00
                                              23369.00               30609.00               34640.00               24691.00
                                              23072.00               29758.00               31482.00               23891.00
                                              22453.00               28708.00               29487.00               23041.00
                                              23260.00               30114.00               31779.00               24257.00
                                              23453.00               30792.00               31992.00               24655.00
6/30/01                                       22959.00               30108.00               31213.00               24009.00

                            GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                   ------------------------------------------------       ------------------------------------------
                                                             LIPPER                            ONE              FIVE
                                       RUSSELL               EQUITY                   ONE     YEAR     FIVE    YEARS
CLASS AND             WITH   WITHOUT      1000               INCOME                  YEAR    W/OUT    YEARS    W/OUT
INCEPTION DATE        LOAD      LOAD    VALUE#   S&P 500#   FUNDS**                W/LOAD     LOAD   W/LOAD     LOAD
--------------------------------------------------------------------------------------------------------------------
CLASS A -- 8/8/94   $21,127*  $22,361   $29,200   $ 30,216   $23,478                 8.96%*  15.32%    8.94%*  10.18%
CLASS B -- 8/9/94       N/A   $21,244   $29,200   $ 30,216   $23,478                 9.39%+  14.39%    9.07%+   9.35%
CLASS C -- 12/5/95      N/A   $16,514   $22,107   $ 22,056   $18,724                13.40%+  14.40%      N/A    9.36%
CLASS Y -- 7/5/94       N/A   $22,959   $30,108   $ 31,213   $24,009                   N/A   15.59%      N/A   10.44%

                     AVERAGE ANNUAL TOTAL RETURNS
                    ------------------------------
                                    SINCE
                        SINCE   INCEPTION
CLASS AND           INCEPTION       W/OUT
INCEPTION DATE         W/LOAD        LOAD
--------------      ------------------------------
CLASS A -- 8/8/94       11.46%      12.38%
CLASS B -- 8/9/94          N/A      11.55%
CLASS C -- 12/5/95         N/A       9.42%
CLASS Y -- 7/5/94          N/A      12.63%

FOCUS GROWTH FUND

                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                               LIPPER LARGE CAP
                                                               RUSSELL 1000 GROWTH                               GROWTH FUNDS
                                              CLASS Y                 INDEX              S&P 500 INDEX             AVERAGE
                                              -------          -------------------       -------------         ----------------
11/11/98                                      10000.00               10000.00               10000.00               10000.00
                                              10380.00               10760.70               10388.00               10677.00
                                              11138.80               11731.30               10986.40               11756.40
                                              11618.90               12419.90               11445.60               12481.80
                                              11198.30               11852.30               11089.60               11966.30
                                              11638.30               12477.00               11533.20               12662.80
                                              11879.30               12493.20               11979.50               12759.00
                                              11698.70               12109.70               11696.90               12362.20
6/30/99                                       12449.80               12957.30               12346.00               13236.20
                                              12088.70               12545.30               11960.80               12853.70
                                              11707.90               12749.80               11901.00               12867.80
                                              11489.00               12482.00               11574.90               12745.60
                                              12079.50               13424.40               12307.60               13633.90
                                              12208.80               14148.00               12557.50               14385.20
                                              13003.50               15619.40               13297.10               16108.50
                                              12713.60               14886.80               12629.00               15488.30
                                              13862.90               15614.80               12390.00               16575.60
                                              14797.20               16732.80               13602.10               17454.10
                                              14227.50               15936.30               13192.80               16424.30
                                              13637.10               15133.20               12922.10               15463.50
6/30/00                                       14903.70               16280.20               13240.60               16601.60
                                              14624.60               15601.40               13033.70               16287.80
                                              16052.70               17013.30               13843.20               17740.70
                                              14914.50               15403.80               13112.40               16534.30
                                              14310.30               14675.20               13056.90               15707.60
                                              12464.20               12512.10               12027.50               13649.90
                                              12053.20               12116.70               12086.30               13639.00
                                              12689.40               12954.00               12515.20               14023.60
                                              10537.90               10754.40               11374.00               11967.80
                                               9057.24                9584.31               10653.50               10783.00
                                              10271.80               10796.70               11481.40               11895.80
                                              10156.10               10638.00               11558.30               11782.80
6/30/01                                        9947.93               10391.20               11277.00               11422.20

                                   GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS++
                        -----------------------------------------------------       ---------------------------------
                                                                       LIPPER
                                             RUSSELL                LARGE CAP
                                                1000                   GROWTH                     ONE             ONE
CLASS AND                 WITH    WITHOUT     GROWTH                    FUNDS                    YEAR            YEAR
INCEPTION DATE            LOAD       LOAD     INDEX#    S&P 500#    AVERAGE**                  W/LOAD      W/OUT LOAD
---------------------------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00      $6,320*   $ 6,689    $ 6,383    $  8,517    $   6,880                (36.80)%*       (33.11)%
CLASS B -- 7/11/00      $6,205+   $ 6,507    $ 6,383    $  8,517    $   6,880                     N/A             N/A
CLASS II -- 7/10/00     $6,387+*  $ 6,511    $ 6,383    $  8,517    $   6,880                     N/A             N/A
CLASS Y -- 11/11/98        N/A    $ 9,948    $10,391    $ 11,277    $  11,422                     N/A        (33.25)%

                           AVERAGE ANNUAL TOTAL RETURNS++
                         ----------------------------------

                             SINCE           SINCE
CLASS AND                INCEPTION       INCEPTION
INCEPTION DATE              W/LOAD      W/OUT LOAD
-----------------------  ----------------------------------
CLASS A -- 6/30/00       (36.72)%*        (33.03)%
CLASS B -- 7/11/00       (37.95)%+        (34.93)%
CLASS II -- 7/10/00      (36.13)%+*       (34.89)%
CLASS Y -- 11/11/98           N/A          (0.20)%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

++ Total returns for Class B and Class II shares are aggregate total returns.

# The Russell 1000 Value Index is an unmanaged index that measures performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Equity Income Fund has changed its primary market index from the S&P 500 to the Russell 1000 Value Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Equity Income Fund are as of 7/31/94, 7/31/94, 11/30/95, and 6/30/94, respectively. The Russell 1000 Growth Index is an unmanaged index that measures performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates. The Focus Growth Fund has changed its primary market index from the S&P 500 to the Russell 1000 Growth Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class II and Class Y shares of the Focus Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively.

** The Lipper Equity Income Funds and Large Cap Growth Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Equity Income Fund are as of 7/31/94, 7/31/94, 11/30/95, and 6/30/94, respectively. Lipper since inception comparative returns for Class A, Class B, Class II and Class Y shares of the Focus Growth Fund are as of 6/30/00, 6/30/00, 6/30/00, and 10/31/98, respectively.

           ---------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                              FTSE WORLD INDEX EX-        LIPPER INTERNATIONAL
                                                         CLASS Y                      U.S.                    FUNDS AVERAGE
                                                         -------              --------------------        --------------------
12/1/91                                                 10000.00                    10000.00                    10000.00
                                                        10520.00                    10468.20                    10487.00
                                                        10646.00                    10212.90                    10569.00
2/29/92                                                 10776.00                     9847.48                    10576.00
                                                        10486.00                     9185.01                    10214.00
                                                        10736.00                     9164.46                    10476.00
                                                        11187.00                     9776.53                    10990.00
                                                        10766.00                     9303.71                    10686.00
                                                        10416.00                     9048.41                    10308.00
                                                        10175.00                     9673.08                    10378.00
                                                        10195.00                     9434.35                    10149.00
                                                        10365.00                     8962.20                     9850.00
                                                        10616.00                     9072.94                     9903.00
                                                        10656.00                     9101.46                    10033.00
                                                        10522.00                     9104.77                    10071.00
2/28/93                                                 10785.00                     9413.79                    10302.00
                                                        11140.00                    10247.30                    10882.00
                                                        11363.00                    11196.30                    11441.00
                                                        11576.00                    11509.30                    11679.00
                                                        11485.00                    11227.50                    11443.00
                                                        11870.00                    11728.10                    11786.00
                                                        12549.00                    12279.80                    12540.00
                                                        12448.00                    11949.60                    12497.00
                                                        13238.00                    12269.20                    13091.00
                                                        12833.00                    11226.80                    12589.00
                                                        14120.00                    12029.80                    13846.00
                                                        14515.00                    13043.10                    14671.00
2/28/94                                                 13867.00                    13023.20                    14330.00
                                                        12823.00                    12514.60                    13657.00
                                                        13127.00                    13032.50                    14011.00
                                                        13238.00                    12991.40                    13986.00
                                                        12691.00                    13148.50                    13822.00
                                                        13279.00                    13286.50                    14205.00
                                                        13644.00                    13604.80                    14658.00
                                                        13248.00                    13234.10                    14309.00
                                                        13563.00                    13657.20                    14578.00
                                                        13076.00                    12980.10                    13887.00
                                                        12942.00                    13035.80                    13721.00
                                                        12328.00                    12483.40                    13051.00
                                                        12574.00                    12385.30                    13108.00
                                                        12921.00                    13157.20                    13573.00
                                                        13361.00                    13684.30                    14028.00
                                                        13555.00                    13504.00                    14175.00
6/30/95                                                 13749.00                    13260.60                    14196.00
                                                        14403.00                    14098.10                    14954.00
                                                        14097.00                    13585.50                    14642.00
                                                        14475.00                    13815.70                    14902.00
                                                        14383.00                    13454.90                    14617.00
                                                        14465.00                    13862.10                    14778.00
                                                        14757.00                    14397.90                    15220.00
                                                        14911.00                    14533.80                    15533.00
                                                        14932.00                    14523.20                    15599.00
                                                        15149.00                    14822.30                    15848.00
                                                        15623.00                    15295.80                    16328.00
                                                        15540.00                    15043.80                    16272.00
6/30/96                                                 15623.00                    15122.00                    16402.00
                                                        15107.00                    14637.90                    15837.00
                                                        15406.00                    14723.50                    16028.00
                                                        15685.00                    15120.70                    16374.00
                                                        15695.00                    14987.40                    16326.00
                                                        16304.00                    15563.70                    17060.00
                                                        16293.00                    15337.50                    17168.00
                                                        16118.00                    14852.10                    17073.00
                                                        16270.00                    15133.30                    17667.00
                                                        16200.00                    15082.90                    17393.00
                                                        16409.00                    15173.10                    17453.00
                                                        17653.00                    16242.00                    18458.00
6/30/97                                                 18490.00                    17076.00                    19324.00
                                                        18864.40                    17364.60                    19851.60
                                                        17589.20                    16064.00                    18410.30
                                                        18454.60                    16921.80                    19546.20
                                                        17050.20                    15598.50                    18072.40
                                                        16710.90                    15369.20                    17904.40
                                                        16841.20                    15458.30                    18053.00
                                                        17386.90                    16093.70                    18477.20
                                                        18704.80                    17133.30                    19696.70
                                                        19389.40                    17678.20                    20703.20
                                                        19567.80                    17768.30                    20986.90
                                                        19289.90                    17633.30                    21007.80
6/30/98                                                 19320.80                    17550.40                    20846.10
                                                        19178.20                    17615.00                    21148.40
                                                        16209.40                    15259.90                    18128.40
                                                        16094.30                    14928.80                    17475.80
                                                        17851.80                    16518.70                    18772.40
                                                        18608.70                    17400.80                    19743.00
                                                        19094.40                    17962.80                    20349.10
                                                        19566.10                    17916.10                    20507.80
                                                        19382.10                    17513.00                    19966.40
                                                        20244.60                    18369.40                    20663.20
                                                        21200.20                    19295.20                    21611.70
                                                        20311.90                    18322.70                    20723.40
6/30/99                                                 21502.20                    19099.60                    21813.50
                                                        21646.20                    19689.80                    22376.30
                                                        21843.20                    19910.30                    22571.00
                                                        22009.20                    20133.30                    22656.70
                                                        23327.60                    20910.40                    23526.80
                                                        25126.10                    21759.40                    25343.00
                                                        27596.00                    23678.60                    28389.30
                                                        25912.70                    22189.20                    26788.10
                                                        26928.40                    22519.80                    28382.00
                                                        27887.10                    23476.90                    28606.20
                                                        26378.40                    22298.40                    26801.20
                                                        25637.20                    21671.80                    25932.80
6/30/00                                                 26616.90                    22649.20                    27081.60
                                                        25546.90                    21842.90                    26120.20
                                                        25957.30                    22297.20                    26548.60
                                                        24186.00                    21186.80                    25040.60
                                                        23845.60                    20517.30                    24101.60
                                                        22251.80                    19754.10                    23000.20
                                                        22899.30                    20390.20                    23846.60
                                                        23375.70                    20563.50                    23944.30
                                                        21343.00                    19021.20                    22122.20
                                                        19610.90                    17646.00                    20436.40
                                                        21250.50                    18918.20                    21791.40
                                                        20566.00                    18390.40                    21172.50
6/30/01                                                 19599.80                    17671.40                    20437.80

                                GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                        ----------------------------------------------       ----------------------------------------------
                                                                LIPPER                                ONE              FIVE
                                                     FTSE        INT'L                     ONE       YEAR      FIVE   YEARS
CLASS AND                  WITH    WITHOUT    WORLD INDEX        FUNDS                    YEAR      W/OUT     YEARS   W/OUT
INCEPTION DATE             LOAD       LOAD       EX-U.S.#    AVERAGE**                  W/LOAD       LOAD    W/LOAD    LOAD
---------------------------------------------------------------------------------------------------------------------------
CLASS A -- 11/30/92     $17,125*   $18,126    $    19,477    $  20,477                (30.61)%*  (26.58)%     3.22%*  4.40%
CLASS B -- 3/9/94           N/A    $13,391    $    13,570    $  14,020                (30.44)%+  (27.10)%     3.31%+  3.59%
CLASS C -- 9/29/95          N/A    $12,777    $    12,791    $  13,531                (27.79)%+  (27.12)%       N/A   3.60%
CLASS Y -- 12/1/91          N/A    $19,600    $    17,671    $  20,438                     N/A   (26.36)%       N/A   4.64%

                          AVERAGE ANNUAL TOTAL RETURNS
                         ------------------------------
                                         SINCE
                             SINCE   INCEPTION
CLASS AND                INCEPTION       W/OUT
INCEPTION DATE              W/LOAD        LOAD
-----------------------  ------------------------------
CLASS A -- 11/30/92          6.47%*      7.17%
CLASS B -- 3/9/94              N/A       4.07%
CLASS C -- 9/29/95             N/A       4.35%
CLASS Y -- 12/1/91             N/A       7.28%

MICRO-CAP EQUITY FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL CAP CORE
                                                         CLASS Y            WILSHIRE MICRO-CAP INDEX          FUNDS AVERAGE
                                                         -------            ------------------------      ---------------------
12/26/96                                                10000.00                    10000.00                    10000.00
                                                        10120.00                    10000.00                    10000.00
                                                        10600.00                    10474.00                    10302.00
                                                        10910.00                    10253.00                    10137.20
                                                        10130.00                     9788.00                     9720.53
                                                         9780.00                     9474.00                     9659.29
                                                        11260.00                    10382.00                    10689.00
6/30/97                                                 12830.00                    11052.00                    11302.50
                                                        14670.00                    11620.10                    12007.80
                                                        16050.40                    12119.70                    12328.40
                                                        18059.90                    13252.90                    13212.30
                                                        17969.60                    12791.70                    12751.20
                                                        17700.10                    12546.10                    12648.00
                                                        17365.50                    12419.40                    12765.60
                                                        17115.50                    12331.20                    12563.90
                                                        18394.00                    13083.40                    13493.60
                                                        19048.80                    13724.50                    14165.60
                                                        18965.00                    14016.90                    14307.30
                                                        17779.70                    13328.60                    13600.50
6/30/98                                                 17728.10                    13266.00                    13494.40
                                                        16720.80                    12422.00                    12560.60
                                                        12311.60                     9807.18                    10113.80
                                                        12706.80                    10167.10                    10574.00
                                                        13091.80                    10380.60                    11012.80
                                                        14984.80                    11179.90                    11613.00
                                                        16396.40                    11497.40                    12221.50
                                                        16183.30                    12026.30                    12138.40
                                                        15450.20                    11202.50                    11214.70
                                                        14951.10                    10873.20                    11211.30
                                                        17086.10                    11862.60                    12120.50
                                                        17849.90                    12154.40                    12470.80
6/30/99                                                 19401.00                    13146.20                    13115.50
                                                        19517.50                    13276.40                    13093.30
                                                        19687.20                    12875.40                    12608.80
                                                        19399.80                    12709.40                    12559.60
                                                        20133.10                    12642.00                    12569.70
                                                        24125.50                    14076.90                    13325.10
                                                        28692.50                    16194.00                    14552.30
                                                        30201.70                    17120.30                    14229.30
                                                        38039.10                    21816.40                    15948.20
                                                        36159.90                    19549.70                    15948.20
                                                        30041.70                    16316.20                    15356.50
                                                        25772.80                    14691.10                    14748.40
6/30/00                                                 30763.80                    17667.50                    15919.40
                                                        28438.20                    17291.20                    15510.30
                                                        32505.40                    18342.50                    16853.50
                                                        29509.30                    17674.80                    16452.40
                                                        26974.00                    16381.00                    16008.20
                                                        23137.90                    14684.00                    14586.60
                                                        24765.10                    14889.50                    15982.60
                                                        27611.20                    17169.10                    16792.90
                                                        24489.30                    16144.10                    15840.70
                                                        22062.50                    15503.20                    15096.20
                                                        25007.80                    16472.10                    16337.10
                                                        27092.70                    17872.30                    16920.30
6/30/01                                                 28273.10                    18492.40                    17392.40

                               GROWTH OF A $10,000 INVESTMENT               AVERAGE ANNUAL TOTAL RETURNS
                        --------------------------------------------       ------------------------------
                                                              LIPPER                                  ONE
                                              WILSHIRE     SMALL CAP                     ONE         YEAR
CLASS AND                  WITH    WITHOUT    MICROCAP    CORE FUNDS                    YEAR        W/OUT
INCEPTION DATE             LOAD       LOAD      INDEX#     AVERAGE**                  W/LOAD         LOAD
---------------------------------------------------------------------------------------------------------
CLASS A -- 12/26/96     $26,475*   $28,011    $ 18,492    $   17,392                (13.48)%*     (8.43)%
CLASS B -- 2/24/97      $24,441+   $24,641    $ 18,037    $   17,157                (13.34)%+     (8.97)%
CLASS C -- 3/31/97          N/A    $26,767    $ 18,891    $   17,892                 (9.81)%+     (8.93)%
CLASS Y -- 12/26/97         N/A    $28,273    $ 18,492    $   17,392                     N/A      (8.10)%

                           AVERAGE ANNUAL TOTAL RETURNS
                         ---------------------------------
                                            SINCE
                             SINCE      INCEPTION
CLASS AND                INCEPTION          W/OUT
INCEPTION DATE              W/LOAD           LOAD
-----------------------  ---------------------------------
CLASS A -- 12/26/96         24.08%*        25.64%
CLASS B -- 2/24/97          22.82%+        23.05%
CLASS C -- 3/31/97             N/A         26.06%
CLASS Y -- 12/26/97            N/A         25.90%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the International Equity Fund are as of 11/30/92, 2/28/94, 9/30/95, and 11/30/91, respectively. The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (below the 2,501st based on market capitalization.) The Wilshire 5000 Index contains all publicly traded U.S. companies, excluding REITs and limited partnerships. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Micro-Cap Equity Fund are as of 12/31/96, 2/28/97, 3/31/97, and 12/31/96, respectively.

** The Lipper International Funds and Small Cap Core Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the International Equity Fund are as of 11/30/92, 2/28/94, 9/30/95, and 11/30/91, respectively.
   Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Micro-Cap Equity Fund are as of 12/31/96, 2/28/97, 3/31/97, and 12/31/96, respectively.

           ---------------------------------------------------------------------

MIDCAP SELECT FUND (FORMERLY GROWTH OPPORTUNITIES FUND)
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                           LIPPER MID CAP CORE
                                                         CLASS Y              S&P MID CAP 400 INDEX           FUNDS AVERAGE
                                                         -------              ---------------------        -------------------
6/24/98                                                 10000.00                    10000.00                    10000.00
                                                        10020.00                    10074.00                    10000.00
                                                         9580.00                     9683.00                     9537.00
                                                         7440.00                     7881.00                     7759.00
                                                         8185.00                     8617.00                     8259.00
                                                         8495.00                     9388.00                     8789.00
                                                         8775.00                     9856.00                     9291.00
                                                         9655.00                    11047.00                    10083.00
                                                         9455.00                    10617.00                    10032.00
                                                         8635.00                    10061.00                     9476.00
                                                         8905.00                    10341.00                     9790.00
                                                         9436.00                    11157.00                    10428.00
                                                        10196.00                    11205.00                    10533.00
6/30/99                                                 10867.00                    11806.00                    11086.00
                                                        10497.00                    11555.00                    10910.00
                                                        10026.00                    11159.00                    10586.00
                                                        10172.00                    10814.00                    10431.00
                                                        10991.00                    11366.00                    10876.00
                                                        11902.00                    11963.00                    11543.00
                                                        12710.00                    12673.00                    12723.00
                                                        12086.00                    12316.00                    12389.00
                                                        13529.00                    13178.00                    13802.00
                                                        15166.00                    14281.00                    14426.00
                                                        14664.00                    13782.00                    13764.00
                                                        14520.00                    13610.00                    13375.00
6/30/00                                                 15829.00                    13810.00                    14031.00
                                                        15584.00                    14028.00                    13889.00
                                                        17077.00                    15595.00                    15282.00
                                                        16842.00                    15488.00                    15018.00
                                                        16720.00                    14963.00                    14578.00
                                                        14967.00                    13833.00                    13178.00
                                                        16626.00                    14892.00                    14235.00
                                                        16795.00                    15223.00                    14528.00
                                                        15924.00                    14354.00                    13622.00
                                                        14826.00                    13287.00                    12742.00
                                                        16139.00                    14753.00                    13935.00
                                                        16580.00                    15097.00                    14241.00
6/30/01                                                 16592.00                    15036.00                    14215.00

                                    GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS++
                           -------------------------------------------------       --------------------------------
                                                      S&P             LIPPER                    ONE             ONE
CLASS AND                    WITH      WITHOUT    MID CAP       MID CAP CORE                   YEAR            YEAR
INCEPTION DATE               LOAD         LOAD       400#    FUNDS AVERAGE**                 W/LOAD      W/OUT LOAD
-------------------------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00         $9,880*     $10,454    $10,887    $        10,132                (1.20)%*          4.54%
CLASS B -- 7/5/00          $9,941+     $10,412    $10,747    $        10,132                    N/A             N/A
CLASS II -- 7/14/00        $9,719+*    $ 9,819    $10,006    $        10,234                    N/A             N/A
CLASS Y -- 6/24/98            N/A      $16,591    $15,036    $        14,215                    N/A           4.82%

                           AVERAGE ANNUAL TOTAL RETURNS++
                         ----------------------------------
                             SINCE           SINCE
CLASS AND                INCEPTION       INCEPTION
INCEPTION DATE              W/LOAD      W/OUT LOAD
-----------------------  ----------------------------------
CLASS A -- 6/30/00         (1.20)%*          4.53%
CLASS B -- 7/5/00          (0.59)%+          4.12%
CLASS II -- 7/14/00        (2.81)%+*       (1.81)%
CLASS Y -- 6/24/98             N/A          18.26%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares and 1.00% for Class II Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

++ Total returns for Class B and Class II shares are aggregate total returns.

 # The S&P MidCap 400 Index is a capitalization-weighted Index that measures the performance of the mid-range sector of the U.S. stock market.

** The Lipper Small Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class II and Class Y shares are as of 6/30/00, 6/30/00, 7/31/00, and 6/30/98, respectively.

           ---------------------------------------------------------------------

MULTI-SEASON GROWTH FUND
                              CLASS B & Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS B [GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS B                  S&P 500 INDEX               FUNDS AVERAGE
                                                         -------                  -------------           ---------------------
4/29/93                                                 10000.00                    10000.00                    10000.00
                                                        10030.00                    10000.00                    10000.00
                                                        10060.00                    10266.80                    10269.00
                                                        10160.00                    10296.80                    10291.60
                                                        10110.00                    10255.30                    10258.70
                                                        10340.00                    10643.60                    10646.40
                                                        10430.00                    10562.00                    10657.10
                                                        10390.00                    10780.30                    10823.30
                                                        10310.00                    10677.60                    10666.40
12/31/93                                                10650.00                    10806.70                    10911.70
                                                        10930.00                    11173.70                    11258.70
                                                        10800.00                    10870.60                    11052.70
                                                        10320.00                    10397.60                    10573.00
                                                        10350.00                    10530.80                    10671.30
                                                        10360.00                    10702.90                    10750.30
                                                        10010.00                    10441.00                    10456.80
                                                        10170.00                    10783.60                    10761.10
                                                        10670.00                    11224.70                    11187.20
                                                        10430.00                    10950.50                    10931.00
                                                        10550.00                    11196.10                    11100.50
                                                        10140.00                    10788.90                    10696.40
12/31/94                                                10308.00                    10948.60                    10818.40
                                                        10509.00                    11232.40                    10982.80
                                                        10920.00                    11669.70                    11399.00
                                                        11161.00                    12013.50                    11709.10
                                                        11241.00                    12367.00                    11981.90
                                                        11583.00                    12860.50                    12359.40
6/30/95                                                 11894.00                    13158.70                    12730.10
                                                        12295.00                    13594.90                    13194.80
                                                        12255.00                    13628.80                    13229.10
                                                        12777.00                    14203.70                    13677.60
                                                        12787.00                    14152.90                    13575.00
                                                        13510.00                    14773.50                    14126.10
                                                        13523.00                    15058.10                    14284.30
                                                        14082.00                    15570.00                    14698.60
                                                        14279.00                    15714.80                    14929.40
                                                        14361.00                    15866.10                    15074.20
                                                        14579.00                    16099.80                    15328.90
                                                        14848.00                    16514.30                    15672.30
6/30/96                                                 15065.00                    16577.30                    15637.80
                                                        14444.00                    15845.30                    14941.90
                                                        14827.00                    16180.00                    15333.40
                                                        15851.00                    17089.90                    16158.30
                                                        15986.00                    17561.00                    16460.50
                                                        16948.00                    18887.30                    17571.60
                                                        16421.00                    18513.10                    17272.90
                                                        17019.00                    19669.10                    18159.00
                                                        17008.00                    19823.50                    18153.50
                                                        16279.00                    19010.50                    17418.30
                                                        17073.00                    20144.40                    18273.50
                                                        18313.00                    21376.00                    19402.80
6/30/97                                                 19074.00                    22326.00                    20186.70
                                                        20520.40                    24103.20                    21777.40
                                                        19508.70                    22753.40                    20825.80
                                                        20650.00                    24000.30                    21883.70
                                                        20127.50                    23198.70                    21135.30
                                                        20584.40                    24272.80                    21820.10
                                                        21214.30                    24690.20                    22184.50
                                                        20974.60                    24964.30                    22339.80
                                                        22826.70                    26764.20                    23968.30
                                                        23844.70                    28134.60                    25030.10
                                                        23811.30                    28418.70                    25282.90
                                                        23101.80                    27929.90                    24741.90
6/30/98                                                 23574.30                    29063.90                    25575.70
                                                        23023.20                    28755.80                    25140.90
                                                        19134.60                    24597.70                    21352.20
                                                        20278.90                    26174.40                    22577.80
                                                        21811.90                    28302.40                    24318.50
                                                        22771.70                    30017.50                    25741.20
                                                        24249.60                    31746.50                    27368.00
                                                        24746.70                    33073.50                    28287.60
                                                        23801.30                    32045.00                    27368.20
                                                        24808.10                    33326.80                    28421.90
                                                        25341.50                    34616.50                    29436.50
                                                        24609.20                    33799.60                    28786.00
6/30/99                                                 26198.90                    35675.40                    30352.00
                                                        25415.60                    34562.40                    29477.80
                                                        24607.30                    34389.50                    29138.80
                                                        24373.60                    33447.30                    28390.00
                                                        25143.80                    35564.50                    30082.00
                                                        25355.00                    36286.40                    30767.90
                                                        25527.40                    38423.70                    32663.20
                                                        23503.10                    36494.80                    31216.20
                                                        23007.20                    35805.10                    31097.60
                                                        25018.00                    39306.80                    33803.10
                                                        24622.70                    38123.70                    32775.40
                                                        23960.30                    37342.10                    32028.20
6/30/00                                                 26063.10                    38264.50                    32908.90
                                                        25689.20                    37666.40                    32415.30
                                                        27625.30                    40005.90                    34545.00
                                                        26050.30                    37894.00                    32824.60
                                                        26251.40                    37733.70                    32568.60
                                                        24413.20                    34758.80                    30008.70
                                                        24729.30                    34928.70                    30401.80
                                                        24850.80                    36168.00                    31061.60
                                                        22846.90                    32870.20                    28390.30
                                                        21101.20                    30787.90                    26530.70
                                                        22652.70                    33180.40                    28525.80
                                                        22920.70                    33402.70                    28662.70
6/30/01                                                 22060.30                    32589.70                    27840.10

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS Y                  S&P 500 INDEX               FUNDS AVERAGE
                                                         -------                  -------------           ---------------------
8/16/93                                                 10000.00                    10000.00                    10000.00
                                                        10147.00                    10000.00                    10000.00
                                                        10235.00                     9923.31                    10010.00
                                                        10167.00                    10128.40                    10166.20
                                                        10098.00                    10031.90                    10018.80
12/31/93                                                10490.00                    10153.20                    10249.20
                                                        10765.00                    10498.00                    10575.10
                                                        10647.00                    10213.20                    10381.60
                                                        10196.00                     9768.82                     9931.02
                                                        10235.00                     9893.97                    10023.40
                                                        10245.00                    10055.70                    10097.50
                                                         9912.00                     9809.64                     9821.89
                                                        10088.00                    10131.50                    10107.70
                                                        10588.00                    10546.00                    10508.00
                                                        10363.00                    10288.30                    10267.30
                                                        10480.00                    10519.10                    10426.50
                                                        10078.00                    10136.50                    10047.00
12/31/94                                                10263.00                    10286.50                    10161.50
                                                        10469.00                    10553.10                    10315.90
                                                        10883.00                    10964.00                    10706.90
                                                        11138.00                    11287.00                    10998.10
                                                        11227.00                    11619.10                    11254.40
                                                        11581.00                    12082.80                    11608.90
6/30/95                                                 11906.00                    12363.00                    11957.20
                                                        12309.00                    12772.80                    12393.60
                                                        12290.00                    12804.60                    12425.90
                                                        12821.00                    13344.70                    12847.10
                                                        12831.00                    13297.00                    12750.70
                                                        13579.00                    13880.10                    13268.40
                                                        13607.00                    14147.50                    13417.00
                                                        14177.00                    14628.40                    13806.10
                                                        14380.00                    14764.50                    14022.90
                                                        14478.00                    14906.70                    14158.90
                                                        14712.00                    15126.20                    14398.20
                                                        14998.00                    15515.70                    14720.70
6/30/96                                                 15222.00                    15574.80                    14688.30
                                                        14621.00                    14887.10                    14034.70
                                                        15018.00                    15201.60                    14402.40
                                                        16057.00                    16056.40                    15177.20
                                                        16210.00                    16499.10                    15461.00
                                                        17200.00                    17745.10                    16504.70
                                                        16680.00                    17393.60                    16224.10
                                                        17302.00                    18479.70                    17056.40
                                                        17312.00                    18624.70                    17051.30
                                                        16573.00                    17860.90                    16360.70
                                                        17398.00                    18926.20                    17164.00
                                                        18674.00                    20083.30                    18224.70
6/30/97                                                 19478.00                    20976.00                    18961.00
                                                        20968.10                    22645.70                    20455.10
                                                        19959.50                    21377.50                    19561.20
                                                        21139.10                    22549.00                    20555.00
                                                        20625.40                    21795.90                    19852.00
                                                        21097.80                    22805.00                    20495.20
                                                        21766.60                    23197.30                    20837.50
                                                        21540.20                    23454.80                    20983.30
                                                        23455.10                    25145.90                    22513.00
                                                        24524.70                    26433.30                    23510.30
                                                        24502.60                    26700.30                    23747.80
                                                        23792.00                    26241.10                    23239.60
6/30/98                                                 24401.10                    27306.40                    24022.80
                                                        23760.70                    27017.00                    23614.40
                                                        19761.80                    23110.30                    20055.70
                                                        20955.40                    24591.70                    21206.90
                                                        22566.90                    26591.00                    22841.90
                                                        23575.60                    28202.40                    24178.20
                                                        25112.80                    29826.90                    25706.20
                                                        25650.20                    31073.70                    26570.00
                                                        24685.70                    30107.30                    25706.50
                                                        25747.20                    31311.60                    26696.20
                                                        26321.40                    32523.30                    27649.20
                                                        25589.70                    31755.80                    27038.20
6/30/99                                                 27260.70                    33518.20                    28509.00
                                                        26467.40                    32472.40                    27688.00
                                                        25649.50                    32310.10                    27369.60
                                                        25418.70                    31424.80                    26666.20
                                                        26249.90                    33414.00                    28255.50
                                                        26483.50                    34092.30                    28899.70
                                                        28011.60                    36100.30                    30679.90
                                                        25818.30                    34288.10                    29320.80
                                                        25296.80                    33640.00                    29209.40
                                                        27530.50                    36930.00                    31750.60
                                                        27112.00                    35818.40                    30785.40
                                                        26420.60                    35084.10                    30083.50
6/30/00                                                 27396.30                    35950.70                    30910.80
                                                        27030.70                    35388.80                    30447.10
                                                        29093.90                    37586.80                    32447.50
                                                        27592.30                    35602.60                    30831.60
                                                        27843.60                    35452.00                    30591.10
                                                        25902.70                    32657.00                    28186.60
                                                        26266.80                    32816.60                    28555.90
                                                        26399.00                    33981.00                    29175.50
                                                        24298.20                    30882.60                    26666.50
                                                        22476.60                    28926.20                    24919.80
                                                        24122.00                    31174.00                    26793.80
                                                        24430.50                    31382.90                    26922.40
6/30/01                                                 23504.90                    30619.00                    26149.70

                             GROWTH OF A $10,000 INVESTMENT              AVERAGE ANNUAL TOTAL RETURNS
                        -----------------------------------------    -------------------------------------
                                                           LIPPER                             ONE
                                                        LARGE CAP                  ONE       YEAR     FIVE
CLASS AND                  WITH   WITHOUT              CORE FUNDS                 YEAR      W/OUT    YEARS
INCEPTION DATE             LOAD      LOAD   S&P 500#    AVERAGE**               W/LOAD       LOAD   W/LOAD
----------------------------------------------------------------------------------------------------------
CLASS A -- 8/4/93       $21,780*  $23,045   $ 31,773   $   27,138             (19.21)%*  (14.51)%   7.54%*
CLASS B -- 4/29/93          N/A   $22,057   $ 32,590   $   27,840             (19.26)%+  (15.54)%   7.58%+
CLASS C -- 9/20/93          N/A   $21,754   $ 30,852   $   26,124             (15.80)%+  (15.05)%     N/A
CLASS Y -- 8/16/93          N/A   $23,504   $ 30,619   $   26,150                  N/A   (14.20)%     N/A

                         AVERAGE ANNUAL TOTAL RETURNS
                         -----------------------------
                          FIVE                   SINCE
                         YEARS       SINCE   INCEPTION
CLASS AND                W/OUT   INCEPTION       W/OUT
INCEPTION DATE            LOAD      W/LOAD        LOAD
-----------------------  -----------------------------
CLASS A -- 8/4/93        8.76%      10.35%*     11.14%
CLASS B -- 4/29/93       7.88%         N/A      10.16%
CLASS C -- 9/20/93       8.02%         N/A      10.51%
CLASS Y -- 8/16/93       9.08%         N/A      11.46%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 7/31/93, 4/30/93, 9/30/93, and 8/31/93, respectively.

** The Lipper Large Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 7/31/93, 4/30/93, 9/30/93, and 8/31/93, respectively.

           ---------------------------------------------------------------------

POWER PLUS FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                           AMEX DEUTSCHE BANK
                                                         CLASS Y                  S&P 500 INDEX               ENERGY INDEX
                                                         -------                  -------------            ------------------
3/13/01                                                 10000.00                    10000.00                    10000.00
3/31/01                                                  9820.00                     9691.00                     9307.00
                                                        11150.00                    10444.10                    10493.40
                                                        11510.00                    10514.10                    10428.10
6/30/01                                                  9870.00                    10258.20                     9282.05

                                   GROWTH OF A $10,000 INVESTMENT                     AGGREGATE TOTAL RETURNS
                             -------------------------------------------      ----------------------------------------
                                                           AMEX DEUTSCHE                   SINCE        SINCE
CLASS AND                      WITH   WITHOUT                BANK ENERGY               INCEPTION    INCEPTION
INCEPTION DATE                 LOAD      LOAD   S&P 500#          INDEX#                  W/LOAD   W/OUT LOAD
----------------------------------------------------------------------------------------------------------------------
CLASS A -- 3/13/01           $9,319*  $ 9,860   $ 10,258   $       9,282                 (6.81)%*     (1.40)%
CLASS B -- 3/13/01           $9,339+  $ 9,830   $ 10,258   $       9,282                 (6.62)%+     (1.70)%
CLASS II -- 3/13/01          $9,645+* $ 9,840   $ 10,258   $       9,282                 (3.55)%+*    (1.60)%
CLASS Y -- 3/13/01              N/A   $ 9,870   $ 10,258   $       9,282                     N/A      (1.30)%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers.

                                                                           xxiii

           ---------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                              CLASS A & Y SHARE HYPOTHETICALS
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS A [GRAPHIC IMAGE]

                                                 CLASS A-5.50% FRONT-END                                LIPPER REAL ESTATE FUNDS
                                                          LOAD                 NAREIT EQUITY INDEX               AVERAGE
                                                          --------------       -------------------      ------------------------
9/30/94                                                  9452.00                    10000.00                    10000.00
                                                         9184.00                     9667.00                     9631.38
                                                         8952.00                     9347.02                     9252.95
                                                         9669.00                    10039.60                     9994.49
                                                         9303.00                     9809.73                     9628.73
2/28/95                                                  9388.00                     9601.76                     9766.63
                                                         9439.00                     9559.51                     9771.74
                                                         9353.00                     9272.73                     9694.07
                                                         9675.00                     9664.97                    10116.50
6/30/95                                                  9872.00                     9812.84                    10334.80
                                                        10021.00                     9986.53                    10574.00
                                                        10090.00                    10094.40                    10692.90
                                                        10231.00                    10251.80                    10918.00
                                                         9976.00                    10012.00                    10603.30
                                                        10062.00                    10108.10                    10668.20
                                                        10801.00                    10663.00                    11363.50
                                                        10829.00                    10829.30                    11550.20
                                                        10975.00                    10969.00                    11656.20
                                                        11016.00                    10907.60                    11688.80
                                                        10996.00                    11725.70                    11701.80
                                                        11220.00                    12008.30                    12016.10
6/30/96                                                 11444.00                    12162.00                    12172.50
                                                        11362.00                    12253.00                    12115.90
                                                        11925.00                    12736.00                    12620.70
                                                        12297.00                    12958.00                    12951.70
                                                        12585.00                    13342.00                    13235.20
                                                        13193.00                    13951.00                    13839.80
                                                        14477.00                    15400.00                    15203.80
                                                        14631.00                    15573.00                    15403.50
                                                        14566.00                    15542.00                    15442.90
                                                        14645.00                    15509.00                    15419.90
                                                        14129.00                    15084.00                    14889.00
                                                        14431.00                    15528.00                    15385.80
6/30/97                                                 15279.00                    16282.00                    16247.00
                                                        15965.00                    16785.10                    16960.20
                                                        15909.00                    16744.80                    16880.50
                                                        17519.00                    18206.70                    18450.40
                                                        16877.00                    17715.10                    17848.90
                                                        17105.00                    18097.70                    18063.10
                                                        17681.00                    18524.80                    18540.00
                                                        17451.00                    18426.60                    18306.40
                                                        17108.00                    18113.40                    18267.90
                                                        17534.00                    18437.60                    18689.90
                                                        16969.00                    17836.60                    18170.30
                                                        16800.00                    17711.70                    17912.30
6/30/98                                                 16643.00                    17591.30                    17715.50
                                                        15502.00                    16450.90                    16615.40
                                                        14009.00                    14898.00                    14814.30
                                                        15059.00                    15741.20                    15528.30
                                                        14695.00                    15450.00                    15390.10
                                                        14817.00                    15677.10                    15734.80
                                                        14645.00                    15282.00                    15653.00
                                                        14308.00                    14962.60                    15307.10
                                                        14258.00                    14611.00                    15039.20
                                                        13969.00                    14545.30                    14924.90
                                                        15432.00                    15925.60                    16515.90
                                                        15754.00                    16276.00                    16854.50
6/30/99                                                 15534.00                    16012.30                    16667.40
                                                        14910.00                    15503.10                    16079.10
                                                        14676.00                    15306.20                    15767.10
                                                        13926.00                    14724.60                    15142.80
                                                        13519.00                    14362.40                    14764.20
                                                        13404.00                    14128.30                    14570.80
                                                        13930.00                    14576.10                    15118.60
                                                        13864.00                    14624.20                    14990.10
                                                        13621.00                    14450.20                    14745.80
                                                        14153.00                    14925.60                    15390.20
                                                        14917.00                    15928.60                    16178.20
                                                        14901.00                    16084.70                    16335.10
6/30/00                                                 15631.00                    16498.10                    17009.70
                                                        16817.00                    17940.00                    18217.40
                                                        16113.00                    17211.70                    17811.10
                                                        16540.00                    17759.00                    18377.50
                                                        15741.00                    16990.00                    17557.90
                                                        15804.00                    17207.50                    17773.90
                                                        16943.00                    18418.90                    18945.20
                                                        16952.00                    18610.50                    19121.30
                                                        16498.00                    18312.70                    18834.50
                                                        16347.00                    18490.30                    18680.10
                                                        16668.00                    18932.30                    19122.80
                                                        16893.00                    19390.40                    19463.20
6/30/01                                                 17945.00                    20526.70                    20434.40

[GRAPHIC IMAGE]

                                                                                                        LIPPER REAL ESTATE FUNDS
                                                         CLASS Y               NAREIT EQUITY INDEX               AVERAGE
                                                         -------               -------------------      ------------------------
9/30/94                                                 10000.00                    10000.00                    10000.00
                                                         9718.00                     9667.00                     9631.38
                                                         9475.00                     9347.02                     9252.95
                                                        10236.00                    10039.60                     9994.49
                                                         9851.00                     9809.73                     9628.73
2/28/95                                                  9943.00                     9601.76                     9766.63
                                                         9998.00                     9559.51                     9771.74
                                                         9910.00                     9272.73                     9694.07
                                                        10254.00                     9664.97                    10116.50
6/30/95                                                 10464.00                     9812.84                    10334.80
                                                        10624.00                     9986.53                    10574.00
                                                        10699.00                    10094.40                    10692.90
                                                        10851.00                    10251.80                    10918.00
                                                        10583.00                    10012.00                    10603.30
                                                        10676.00                    10108.10                    10668.20
                                                        11462.00                    10663.00                    11363.50
                                                        11505.00                    10829.30                    11550.20
                                                        11663.00                    10969.00                    11656.20
                                                        11698.00                    10907.60                    11688.80
                                                        11679.00                    11725.70                    11701.80
                                                        11930.00                    12008.30                    12016.10
6/30/96                                                 12159.00                    12162.00                    12172.50
                                                        12086.00                    12253.00                    12115.90
                                                        12687.00                    12736.00                    12620.70
                                                        13071.00                    12958.00                    12951.70
                                                        13380.00                    13342.00                    13235.20
                                                        14041.00                    13951.00                    13839.80
                                                        15408.00                    15400.00                    15203.80
                                                        15575.00                    15573.00                    15403.50
                                                        15497.00                    15542.00                    15442.90
                                                        15595.00                    15509.00                    15419.90
                                                        15049.00                    15084.00                    14889.00
                                                        15374.00                    15528.00                    15385.80
6/30/97                                                 16268.00                    16282.00                    16247.00
                                                        17013.70                    16785.10                    16960.20
                                                        16957.60                    16744.80                    16880.50
                                                        18677.10                    18206.70                    18450.40
                                                        18004.70                    17715.10                    17848.90
                                                        18242.40                    18097.70                    18063.10
                                                        18860.80                    18524.80                    18540.00
                                                        18615.60                    18426.60                    18306.40
                                                        18252.60                    18113.40                    18267.90
                                                        18721.70                    18437.60                    18689.90
                                                        18122.60                    17836.60                    18170.30
                                                        17934.10                    17711.70                    17912.30
6/30/98                                                 17770.90                    17591.30                    17715.50
                                                        16569.90                    16450.90                    16615.40
                                                        14965.90                    14898.00                    14814.30
                                                        16103.30                    15741.20                    15528.30
                                                        15718.50                    15450.00                    15390.10
                                                        15852.10                    15677.10                    15734.80
                                                        15671.30                    15282.00                    15653.00
                                                        15314.00                    14962.60                    15307.10
                                                        15263.50                    14611.00                    15039.20
                                                        14958.20                    14545.30                    14924.90
                                                        16527.40                    15925.60                    16515.90
                                                        16876.10                    16276.00                    16854.50
6/30/99                                                 16643.20                    16012.30                    16667.40
                                                        15980.80                    15503.10                    16079.10
                                                        15733.10                    15306.20                    15767.10
                                                        14933.90                    14724.60                    15142.80
                                                        14500.80                    14362.40                    14764.20
                                                        14367.40                    14128.30                    14570.80
                                                        14947.80                    14576.10                    15118.60
                                                        14879.00                    14624.20                    14990.10
                                                        14621.60                    14450.20                    14745.80
                                                        15194.80                    14925.60                    15390.20
                                                        16016.80                    15928.60                    16178.20
                                                        16016.80                    16084.70                    16335.10
6/30/00                                                 16802.10                    16498.10                    17009.70
                                                        18076.70                    17940.00                    18217.40
                                                        17311.70                    17211.70                    17811.10
                                                        17773.40                    17759.00                    18377.50
                                                        16919.90                    16990.00                    17557.90
                                                        16990.90                    17207.50                    17773.90
                                                        18203.50                    18418.90                    18945.20
                                                        18218.30                    18610.50                    19121.30
                                                        17747.70                    18312.70                    18834.50
                                                        17575.60                    18490.30                    18680.10
                                                        17923.50                    18932.30                    19122.80
                                                        18168.90                    19390.40                    19463.20
6/30/01                                                 19303.30                    20526.70                    20434.40

                          GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
                  ----------------------------------------------            ----------------------------
                                                          LIPPER               ONE          ONE     FIVE
CLASS AND            WITH    WITHOUT                 REAL ESTATE              YEAR         YEAR    YEARS
INCEPTION DATE       LOAD       LOAD   NAREIT#   FUNDS AVERAGE**            W/LOAD   W/OUT LOAD   W/LOAD
--------------------------------------------------------------------------------------------------------
CLASS A -- 9/30/94 $17,945*   $18,986   $20,527   $        20,434             8.52%*      14.80%   8.19%*
CLASS B -- 10/3/94     N/A    $18,020   $20,527   $        20,434             8.67%+      13.67%   8.27%+
CLASS C -- 1/5/96      N/A    $16,031   $19,253   $        17,552            12.68%+      13.68%     N/A
CLASS Y -- 10/3/94     N/A    $19,304   $20,527   $        20,434               N/A       14.89%     N/A

                     AVERAGE ANNUAL TOTAL RETURNS
                    -----------------------------------
                          FIVE       SINCE        SINCE
CLASS AND                YEARS   INCEPTION    INCEPTION
INCEPTION DATE      W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------      -----------------------------------
CLASS A -- 9/30/94       9.42%       9.05%*       9.96%
CLASS B -- 10/3/94       8.56%         N/A        9.13%
CLASS C -- 1/5/96        8.61%         N/A        8.99%
CLASS Y -- 10/3/94       9.69%         N/A       10.25%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The National Association of Real Estate Investment Trusts (NAREIT) Equity
   Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 9/30/94, 9/30/94, 12/31/95, and 9/30/94, respectively.

** The Lipper Real Estate Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 9/30/94, 9/30/94, 12/31/95, and 9/30/94, respectively.

           ---------------------------------------------------------------------

SMALL-CAP VALUE FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                RUSSELL 2000 VALUE                             LIPPER SMALL CAP
                                              CLASS Y                 INDEX            RUSSELL 2000 INDEX    VALUE FUNDS AVERAGE
                                              -------           ------------------     ------------------    -------------------
12/26/96                                      10000.00               10000.00               10000.00               10000.00
                                              10080.00               10000.00               10000.00               10000.00
1/31/97                                       10920.00               10153.70               10200.00               10266.00
                                              10920.00               10250.10                9952.00               10256.80
                                              10540.00                9975.15                9483.00                9991.11
                                              10530.00               10121.80                9509.00               10011.10
                                              11380.00               10927.60               10567.00               10935.10
6/30/97                                       12086.00               11480.60               11020.00               11509.20
                                              12879.00               11962.50               11532.40               12133.00
                                              13531.90               12152.40               11796.50               12424.20
                                              14817.50               12960.60               12660.00               13279.00
                                              14344.80               12608.20               12104.30               12911.20
                                              14234.30               12746.40               12025.60               12858.20
                                              14566.00               13178.50               12236.00               12997.10
                                              14312.50               12940.10               12042.70               12812.50
                                              15104.00               13722.30               12932.70               13649.20
                                              15753.50               14278.90               13465.50               14221.10
                                              15996.10               14349.40               13539.50               14346.20
                                              15213.90               13841.40               12809.80               13776.70
6/30/98                                       15087.60               13763.20               12836.70               13524.60
                                              14251.50               12685.20               11799.90               12599.50
                                              11550.80               10698.50                9508.36               10456.30
                                              12082.20               11302.70               10252.90               10809.80
                                              12008.50               11638.30               10671.20               11272.40
                                              12666.50               11953.30               11230.30               11794.30
                                              13625.40               12328.20               11925.50               12195.30
                                              13211.20               12048.30               12084.10               11989.20
                                              12480.60               11225.80               11105.30               11202.70
                                              12164.80               11133.20               11278.50               11041.40
                                              12894.70               12149.50               12289.10               12110.20
                                              13286.70               12523.00               12468.50               12543.80
6/30/99                                       14332.40               12976.40               13032.10               13142.10
                                              13786.30               12668.50               12675.00               12985.70
                                              12618.60               12205.50               12206.00               12472.80
                                              12430.60               11961.50               12208.50               12184.70
                                              11884.90               11722.10               12258.50               11917.80
                                              12223.60               11782.90               12990.40               12250.30
                                              12955.80               12144.80               14460.90               12747.70
                                              12038.60               11827.20               14228.10               12330.80
                                              12759.70               12550.10               16577.10               12649.00
                                              13119.50               12609.00               15484.70               13353.50
                                              12998.80               12683.60               14552.50               13300.10
                                              12779.10               12490.10               13704.10               13157.80
6/30/00                                       13405.90               12855.00               14899.10               13506.50
                                              13449.80               13283.40               14419.40               13672.60
                                              14460.80               13877.30               15519.60               14554.50
                                              14384.10               13798.60               15063.30               14486.10
                                              14582.50               13749.60               14391.40               14394.80
                                              13359.00               13469.70               12913.50               13909.70
                                              15034.40               14917.00               14022.70               15235.30
                                              15938.30               15328.70               14753.30               15980.30
                                              15960.30               15307.50               13785.50               15782.20
                                              15756.60               15062.00               13111.40               15392.30
                                              17053.00               15759.20               14136.70               16314.30
                                              17950.50               16164.40               14484.40               17053.40
6/30/01                                       18246.90               16823.90               14997.20               17484.80

                                   GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                   ---------------------------------------------------------------       ---------------------------
                                                                            LIPPER                               ONE
                                             RUSSELL                     SMALL CAP                   ONE        YEAR
CLASS AND             WITH      WITHOUT         2000      RUSSELL      VALUE FUNDS                  YEAR       W/OUT
INCEPTION DATE        LOAD         LOAD       VALUE#        2000#        AVERAGE**                W/LOAD        LOAD
--------------------------------------------------------------------------------------------------------------------
CLASS A -- 1/10/97  $16,727*     $17,692      $16,824      $14,997      $    17,485                28.41%*     35.89%
CLASS B -- 2/11/97  $16,073+     $16,273      $16,569      $14,703      $    17,032                29.80%+     34.80%
CLASS C -- 1/13/97      N/A      $17,092      $16,824      $14,997      $    17,485                33.83%+     34.83%
CLASS Y -- 12/26/96     N/A      $18,247      $16,824      $14,997      $    17,485                   N/A      36.11%

                    AVERAGE ANNUAL TOTAL RETURNS
                    ---------------------------------
                                       SINCE
                        SINCE      INCEPTION
CLASS AND           INCEPTION          W/OUT
INCEPTION DATE         W/LOAD           LOAD
--------------      ---------------------------------
CLASS A -- 1/10/97      12.19%*        13.61%
CLASS B -- 2/11/97     11.43%+         11.75%
CLASS C -- 1/13/97         N/A         12.76%
CLASS Y -- 12/26/96        N/A         14.26%

SMALL COMPANY GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                               LIPPER SMALL CAP
                                                               RUSSELL 2000 GROWTH                               GROWTH FUNDS
                                              CLASS Y                 INDEX            RUSSELL 2000 INDEX          AVERAGE
                                              -------          -------------------     ------------------      ----------------
12/1/91                                       10000.00               10000.00               10000.00               10000.00
                                              10970.00               10957.60               10800.00               11128.00
                                              11261.00               11818.30               11675.90               11648.80
2/29/92                                       11501.00               11944.40               12016.00               11828.20
                                              10951.00               11257.50               11609.00               11275.80
                                              10755.00               10603.90               11203.00               10706.40
                                              10715.00               10580.10               11351.00               10687.10
                                              10333.00                9905.44               10815.00               10221.20
                                              10959.00               10216.40               11191.00               10623.90
                                              10969.00                9823.04               10875.00               10362.50
                                              11341.00               10097.30               11126.00               10629.90
                                              11907.00               10512.50               11480.00               11160.30
                                              12611.00               11493.60               12358.00               12065.40
                                              12922.00               11809.00               12789.00               12445.50
                                              13294.00               11955.50               13222.00               12679.40
2/28/93                                       12782.00               11306.20               12916.00               12087.30
                                              13284.00               11597.40               13335.00               12528.50
                                              12490.00               11229.40               12969.00               12041.10
                                              13013.00               11902.60               13543.00               12758.80
                                              13083.00               11930.90               13628.00               12873.60
                                              13063.00               12050.00               13816.00               12939.30
                                              13605.00               12627.10               14413.00               13609.50
                                              14128.00               13044.20               14819.00               14143.00
                                              14249.00               13421.40               15201.00               14318.40
                                              13716.00               12878.50               14700.00               13788.60
                                              14620.00               13386.70               15203.00               14431.20
                                              14580.00               13743.00               15680.00               14794.80
2/28/94                                       14723.00               13682.60               15623.00               14781.50
                                              13822.00               12842.00               14798.00               13937.50
                                              13976.00               12861.70               14886.00               13911.00
                                              13607.00               12573.50               14719.00               13584.10
                                              12829.00               12036.20               14219.00               12928.00
                                              13054.00               12207.70               14453.00               13145.20
                                              14088.00               13103.50               15258.00               14024.60
                                              14211.00               13158.40               15207.00               14157.80
                                              14467.00               13298.60               15147.00               14428.20
                                              13710.00               12760.50               14535.00               13905.90
                                              14251.00               13061.10               14926.00               14223.00
                                              13779.00               12795.10               14738.00               13979.80
2/28/95                                       14282.00               13386.30               15351.00               14554.30
                                              14805.00               13777.40               15615.00               15020.10
                                              14569.00               13984.60               15962.00               15161.30
                                              14784.00               14167.80               16237.00               15358.40
6/30/95                                       15717.00               15144.10               17079.00               16458.00
                                              17142.00               16324.40               18063.00               17838.80
                                              17173.00               16525.80               18436.00               18065.40
                                              17778.00               16866.10               18766.00               18565.80
                                              17634.00               16036.50               17926.00               18044.10
                                              18167.00               16744.30               18680.00               18756.90
                                              18528.00               17115.40               19173.00               19096.40
                                              18671.00               16973.70               19152.00               18955.00
                                              19398.00               17747.70               19749.00               19919.90
                                              20621.00               18098.50               20151.00               20565.30
                                              22538.00               19487.90               21228.00               22492.20
                                              23772.00               20487.30               22065.00               23619.10
6/30/96                                       23364.00               19156.00               21159.00               22563.30
                                              21007.00               16817.50               19311.00               20325.00
                                              22318.00               18062.50               20433.00               21678.70
                                              24047.00               18992.70               21231.00               23011.90
                                              23606.00               18173.30               20904.00               22284.70
                                              24697.00               18678.70               21765.00               22752.70
                                              25415.00               19043.00               22336.00               23048.50
                                              25670.00               19518.70               22782.00               23597.10
                                              24266.00               18339.90               22230.00               22204.80
                                              22455.00               17045.70               21181.00               20788.20
                                              22455.00               16848.50               21240.00               20526.20
                                              25708.00               19380.80               23603.00               23295.20
6/30/97                                       27864.00               20038.00               24614.00               24644.00
                                              29586.30               21064.70               25758.60               26290.20
                                              30210.50               21696.90               26348.40               26763.50
                                              33769.40               23428.30               28277.10               28920.60
                                              32010.00               22021.20               27035.80               27512.20
                                              31065.70               21496.20               26860.00               26994.90
                                              31907.60               21508.20               27330.10               27189.30
                                              30838.70               21221.30               26898.30               26805.90
                                              32682.80               23095.00               28886.00               29049.60
                                              34091.40               24063.80               30076.20               30507.90
                                              34214.10               24211.30               30241.60               30797.70
                                              31456.50               22452.30               28611.60               28786.60
6/30/98                                       31362.10               22681.80               28671.60               29408.40
                                              29463.10               20787.90               26355.90               27329.20
                                              22677.70               15989.20               21237.60               21467.10
                                              24773.10               17610.30               22900.50               23075.00
                                              26185.20               18528.90               23834.90               24046.40
                                              27937.00               19966.20               25083.80               26063.90
                                              29602.00               21772.90               26636.50               28834.60
                                              29486.60               22752.30               26990.80               29477.60
                                              25904.00               20670.90               24804.50               26886.50
                                              24637.30               21407.20               25191.50               28131.30
                                              25553.80               23297.70               27448.60               29360.70
                                              26187.50               23334.50               27849.40               29701.30
6/30/99                                       28039.00               24563.70               29108.20               32430.80
                                              27388.50               23804.20               28310.60               32424.30
                                              25254.90               22913.90               27263.10               32035.20
                                              24820.50               23356.00               27268.60               32810.50
                                              24304.20               23954.10               27380.30               34565.80
                                              25971.50               26487.00               29015.00               38817.40
                                              30288.00               31155.30               32299.40               45765.70
                                              29521.70               30865.30               31779.40               45285.20
                                              35821.60               38046.40               37026.20               56366.50
                                              33804.90               34047.00               34586.20               53497.40
                                              30505.50               30609.30               32504.10               47639.50
                                              27787.50               27929.10               30609.10               43780.70
6/30/00                                       33818.90               31537.00               28578.00               51017.60
                                              32118.80               28834.30               27657.80               47686.20
                                              36319.10               31867.30               29768.10               53251.10
                                              34091.50               30284.20               28892.90               51232.90
                                              30532.50               27826.00               27604.30               47923.30
                                              24896.00               22773.60               24769.30               39814.60
                                              27426.60               24167.20               26897.00               43234.70
                                              30054.60               26123.30               28298.30               44259.40
                                              24922.10               22542.30               26442.00               38616.30
                                              21976.60               20492.70               25148.90               35113.80
                                              25169.00               23001.70               27115.60               39274.80
                                              25363.00               23534.40               27782.60               40158.50
6/30/01                                       26650.60               24205.60               28766.20               41246.80

                                GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                    ------------------------------------------------------          ----------------------------
                                                                    LIPPER                          ONE
                                        RUSSELL                  SMALL CAP               ONE       YEAR     FIVE
CLASS AND              WITH   WITHOUT      2000     RUSSELL   GROWTH FUNDS              YEAR      W/OUT    YEARS
INCEPTION DATE         LOAD      LOAD   GROWTH#       2000#      AVERAGE**            W/LOAD       LOAD   W/LOAD
----------------------------------------------------------------------------------------------------------------
CLASS A -- 11/23/92 $20,283*  $21,469   $21,060   $  27,104   $     34,186          (25.72)%*  (21.39)%    1.57%*
CLASS B -- 4/28/94      N/A   $17,933   $18,820   $  28,766   $     29,650          (25.55)%+  (21.88)%    1.43%+
CLASS C -- 9/26/95      N/A   $14,350   $14,352   $  15,329   $     21,599          (22.68)%+  (21.95)%      N/A
CLASS Y -- 12/1/91      N/A   $26,651   $24,206   $  33,497   $     41,247               N/A   (21.20)%      N/A

                    AVERAGE ANNUAL TOTAL RETURNS
                    -----------------------------
                     FIVE                   SINCE
                    YEARS       SINCE   INCEPTION
CLASS AND           W/OUT   INCEPTION       W/OUT
INCEPTION DATE       LOAD      W/LOAD        LOAD
--------------      -----------------------------
CLASS A -- 11/23/92  2.73%       8.57%*      9.29%
CLASS B -- 4/28/94   1.68%         N/A       8.48%
CLASS C -- 9/26/95   1.69%         N/A       6.47%
CLASS Y -- 12/1/91   2.67%         N/A      10.77%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. The Small Cap Value Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Value Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Small Cap Value Fund are as of 12/31/96, 1/31/97, 12/31/96, and 12/31/96, respectively.
   The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Small Company Growth Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Growth Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Small Company Growth Fund are as of 11/30/92, 4/30/94, 9/30/95, and 11/30/91, respectively.

** The Lipper Small Cap Value Funds and Small Cap Growth Fund Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Small Cap Value Fund are as of 12/31/96, 1/31/97, 12/31/96, and 12/31/96, respectively.
   Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Small Company Growth Fund are as of 11/30/92, 4/30/94, 9/30/95, and 11/30/91, respectively.

           ---------------------------------------------------------------------

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                               LIPPER EMERGING
                                                                  MSCI EMERGING          MSCI EMERGING          MARKETS FUNDS
                                              CLASS Y           MARKETS FREE INDEX       MARKETS INDEX             AVERAGE
                                              -------           ------------------       -------------         ---------------
12/31/96                                        10000                  10000                  10000                  10000
                                                10590                   9784                  10651                  10803
                                                10980                 9978.7                11081.3                  11206
                                                11060                9984.69                10809.8                  10964
                                                11340                10061.6                10886.6                  11029
                                                12060                10673.3                11155.5                  11463
6/30/97                                         12951                11278.5                11800.2                  12100
                                              13281.8                11483.8                  12015                12460.6
                                              13071.9                10583.4                10627.3                11334.1
                                              13492.8                11153.9                  10708                11787.5
                                              11537.7                10183.5                8950.85                9991.09
                                              11086.6                10068.4                8624.14                9631.41
                                              11306.1                10178.2                8831.99                9777.81
                                              10018.3                10501.8                8139.56                9072.83
                                              11111.4                  11195                8989.33                9880.31
                                              11533.6                11563.3                9379.47                10254.8
                                              11646.6                11647.7                9277.23                  10345
                                              10379.5                11434.5                8006.25                9021.89
6/30/98                                       9310.37                11410.5                7166.39                   8244
                                              9454.63                11556.6                7368.48                8521.82
                                              6764.79                 9960.6                5210.25                6116.11
                                              7302.59                9730.51                   5526                 6305.1
                                               7891.9                10748.3                6101.25                6837.88
                                               8191.8                11329.8                6602.77                 7220.8
                                              8222.93                11728.6                 6482.6                7139.21
                                              8264.04                  11684                6373.05                 7036.4
                                               8253.3                11437.5                6430.41                6982.22
                                              9184.27                  11998                   7258                7709.77
                                                10549                12571.5                8145.65                8690.45
                                              10466.8                11979.3                8073.16                8613.98
6/30/99                                       12038.9                12536.4                 8972.5                9616.64
                                              11480.3                12838.5                8728.45                9409.88
                                              11294.3                  12895                8807.88                9301.67
                                              10704.7                12972.4                8510.17                8963.09
                                              11190.7                13440.7                8691.44                9280.38
                                                12659                13978.3                9471.06                10300.3
                                              15317.3                15285.3                10675.8                12168.8
                                              15504.2                14421.7                10739.8                12054.4
                                              16011.2                14792.3                10881.6                12590.8
                                              16249.8                15315.9                10934.9                12646.2
                                                13653                14447.5                9898.29                11229.8
                                              12473.4                14074.8                9489.49                10607.7
6/30/00                                       13136.9                14622.3                9823.52                11134.9
                                              12247.3                13996.4                9405.04                10624.9
                                              12505.9                  14114                9481.22                10844.9
                                              10802.8                13367.4                8972.08                9752.78
                                              9612.93                12982.4                 8706.5                9044.73
                                              8652.68                12429.4                8334.74                8175.53
                                              8955.37                12859.4                8621.45                8455.95
                                              10218.3                13126.9                 8752.5                9456.29
                                              9184.99                12066.2                8096.94                8723.43
                                              8141.24                11208.3                7522.86                7915.64
                                               8631.8                11954.8                8019.37                8365.25
                                              9101.49                  11577                7765.96                8610.35
6/30/01                                       8892.74                  11129                7466.19                8441.59

                                    GROWTH OF A $10,000 INVESTMENT
                   -----------------------------------------------------------------
                                             MSCI                             LIPPER
                                         EMERGING                           EMERGING
CLASS AND            WITH   WITHOUT       MARKETS    MSCI EMERGING           MARKETS
INCEPTION DATE       LOAD      LOAD   FREE INDEX#   MARKETS INDEX#   FUNDS AVERAGE**
-------------------------------------------------------------------------------------------
CLASS A -- 1/14/97 $8,287*  $ 8,767   $    11,129   $       7,466    $         8,442
CLASS B -- 2/25/97 $7,631+  $ 7,783   $    11,152   $       6,758    $         7,600
CLASS C -- 3/3/97     N/A   $ 7,833   $    11,152   $       6,758    $         7,600
CLASS Y -- 12/31/96    N/A  $ 8,893   $    11,129   $       7,466    $         8,442

                            AVERAGE ANNUAL TOTAL RETURNS
                   ----------------------------------------------

                        ONE          ONE       SINCE        SINCE
CLASS AND              YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE       W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------     ----------------------------------------------
CLASS A -- 1/14/97  (36.02)%*    (32.32)%     (4.13)%*     (2.91)%
CLASS B -- 2/25/97  (36.03)%+    (32.67)%     (6.03)%+     (5.61)%
CLASS C -- 3/3/97   (33.42)%+    (32.74)%         N/A      (5.49)%
CLASS Y -- 12/31/96       N/A     (32.31)%         N/A      (2.58)%

FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                               LIPPER FINANCIAL
                                                                                       MSCI WORLD FINANCE       SERVICES FUNDS
                                              CLASS Y            MSCI WORLD INDEX            INDEX                 AVERAGE
                                              -------            ----------------      ------------------      ----------------
6/24/98                                       10000.00               10000.00              10000.00               10000.00
6/30/98                                       10190.00               10127.00              10000.00               10000.00
                                              10580.30               10112.20              10283.00                9903.00
                                               8680.06                8765.18               8196.58                7854.07
                                               8316.36                8921.71               7760.52                8083.41
                                               9157.98                9729.79               8876.48                8694.51
                                               9799.04               10309.90               9593.70                9216.18
                                              10069.50               10815.20               9732.81                9487.14
                                               9988.94               11053.50               9725.03                9494.73
                                               9658.30               10761.00               9600.55                9404.53
                                               9828.29               11210.60              10085.40                9662.21
                                              10248.90               11654.10              10681.40               10273.80
                                               9758.02               11229.80               9865.36                9883.43
6/30/99                                       10056.60               11755.20              10114.00               10156.20
                                              10016.40               11721.50               9918.77                9714.41
                                               9906.20               11702.40               9896.95                9231.61
                                               9803.18               11590.50               9780.17                8875.27
                                              10581.50               12194.50              10688.70                9891.49
                                              10277.90               12539.20              10312.50                9538.36
                                              10522.50               13555.70              10379.50                9353.32
                                               9971.10               12781.00               9655.04                8903.42
                                               9899.30               12817.00               9113.39                8167.11
                                              10890.20               13704.50              10253.50                9341.54
                                              10512.30               13126.60               9847.44                9056.62
                                              10757.30               12795.90              10142.90                9545.68
6/30/00                                       10851.80               13228.50              10190.50               10000.00
                                              11158.40               12856.80              10469.70               10000.00
                                              11710.20               13276.70              11003.70               10901.00
                                              11871.90               12572.30              11051.00               11294.50
                                              11624.10               12363.20              11052.10               11307.00
                                              11066.70               11614.20              10649.80               10864.90
                                              12047.40               11803.70              11472.00               12012.20
                                              12037.10               12033.00              11463.90               11923.30
                                              11283.50               11017.40              10497.50               11427.30
                                              10488.60               10295.80               9863.47               11102.70
                                              11118.30               11059.40               9999.59               11459.10
                                              10973.80               10922.10               9916.59               11926.70
6/30/01                                       10870.50               10581.40               9846.19               12013.70

                                          GROWTH OF A $10,000 INVESTMENT
                        ------------------------------------------------------------------
                                                                                    LIPPER
                                                                                 FINANCIAL
CLASS AND                 WITH   WITHOUT           MSCI       MSCI WORLD          SERVICES
INCEPTION DATE            LOAD      LOAD   WORLD INDEX#   FINANCE INDEX#   FUNDS AVERAGE**
-----------------------------------------------------------------------------------------------------
CLASS A -- 6/30/00      $9,437*  $ 9,988   $      7,999   $        9,662   $        12,878
CLASS B -- 7/6/00       $9,268+  $ 9,755   $      7,985   $        9,576   $        12,878
CLASS II -- 7/20/00     $9,508+* $ 9,701   $      7,982   $        9,347   $        12,014
CLASS Y -- 6/24/98         N/A   $10,871   $     10,581   $        9,846   $        11,830

                                 AVERAGE ANNUAL TOTAL RETURNS++
                         ----------------------------------------------

                             ONE          ONE        SINCE        SINCE
CLASS AND                   YEAR         YEAR    INCEPTION    INCEPTION
INCEPTION DATE            W/LOAD   W/OUT LOAD       W/LOAD   W/OUT LOAD
-----------------------  ----------------------------------------------
CLASS A -- 6/30/00       (5.63)%*     (0.12)%      (5.63)%*     (0.12)%
CLASS B -- 7/6/00            N/A          N/A      (7.32)%+     (2.45)%
CLASS II -- 7/20/00          N/A          N/A      (4.92)%+*    (2.90)%
CLASS Y -- 6/24/98           N/A        0.17%          N/A        2.81%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A Shares or 1.00% for Class II Shares, if applicable.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

++ Total returns for Class B and Class II shares are aggregate total returns.

 # The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging market countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. The Framlington Emerging Markets Fund has changed its primary market index from the MSCI Emerging Markets Index to the MSCI Emerging Markets Free Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington Emerging Markets Fund are as of 12/31/96, 2/28/97, 2/28/97, and 12/31/96, respectively. The MSCI World Index is an unmanaged index used to measure common stock price movement in developed countries. The MSCI World Finance Index is an unmanaged index which follows four sub-sectors (Insurance, Financial Services, Real Estate, and Banking) of the MSCI World Index.

** The Lipper Emerging Markets Funds and Financial Services Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington Emerging Markets Fund are as of 12/31/96, 2/28/97, 2/28/97, and 12/31/96, respectively. Lipper since inception comparative returns for Class A, Class B, Class II and Class Y shares of the Framlington Global Financial Services Fund are as of 6/30/00, 6/30/00, 7/31/00, and 6/30/98, respectively.

           ---------------------------------------------------------------------

FRAMLINGTON HEALTHCARE FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                         S&P HEALTHCARE      HEALTH/BIOTECHNOLOGY
                                              CLASS Y            MSCI WORLD INDEX          COMPOSITE            FUNDS AVERAGE
                                              -------            ----------------        --------------      --------------------
12/31/96                                        10000                  10000                  10000                  10000
                                                11020                  10000                  11093                  10519
                                                10590                10116.7                  11255                  10557
                                                 9610                9918.35                  10482                   9799
                                                 9030                10244.3                  11340                   9801
                                                10290                10878.4                  12034                  10804
6/30/97                                         10890                11422.8                  13188                  11355
                                                11120                11950.6                13445.2                11734.3
                                                11120                11152.9                12356.1                11446.8
                                              12339.9                11760.6                13071.5                12475.8
                                              11699.4                11143.4                13207.5                12087.8
                                              11649.1                11342.3                13767.5                  12077
                                              11638.6                11482.3                14371.9                12121.6
                                              11848.1                11804.2                  15375                12338.6
                                              12598.1                12604.5                  16236                13091.3
                                              12948.3                13138.7                16804.3                13542.9
                                                12938                13269.1                17200.9                  13589
                                              12138.4                13104.7                16868.9                13084.8
6/30/98                                       11838.6                13417.6                16868.9                13395.2
                                                11100                  13398                18196.5                13135.3
                                               8380.5                11613.3                  16153                10970.6
                                              9810.21                11820.7                18070.4                12326.6
                                              10239.9                12891.3                18724.5                12838.1
                                              10810.3                  13660                19868.6                  13498
                                              11787.5                14329.4                20724.9                  14613
                                              12130.5                14645.2                20826.5                14788.3
                                              10838.6                14257.6                21078.5                14190.9
                                              10323.8                14853.3                21641.3                14311.5
                                              10112.1                15440.9                20295.2                13804.9
                                              10374.1                14878.8                19712.7                13843.5
6/30/99                                       10606.4                15574.8                20637.2                14459.6
                                              10838.7                15530.3                  19465                14656.2
                                              11313.5                15504.9                20169.7                14997.7
                                              11393.8                15356.6                18584.3                14160.8
                                                11101                  16157                20823.8                  14655
                                              12645.1                16613.6                20898.7                15447.9
                                              16399.4                17960.4                19015.7                16943.2
                                              19931.9                  16934                20230.8                18596.9
                                                27500                16981.8                18110.7                22364.6
                                                24200                18157.6                19099.5                20260.1
                                                23140                17391.9                20625.5                  20017
                                              22716.6                16953.8                21741.4                20185.1
6/30/00                                       28821.8                  17527                23524.2                23973.9
                                              28973.2                17035.7                22137.8                23357.8
                                                33252                  17592                22261.6                26123.3
                                              34918.1                16658.7                23330.3                27092.5
                                              33589.5                16381.7                24152.7                26423.3
                                              28731.6                15389.2                25145.9                24798.3
                                              30670.6                15640.3                25852.1                26050.6
                                              28930.4                15944.1                23726.8                24042.1
                                              25657.3                14598.4                23771.2                23130.9
                                              21120.4                13642.3                21994.4                20320.5
                                              23450.9                14654.1                22572.5                22025.4
                                              25232.6                14472.1                22808.9                22919.6
6/30/01                                       26475.6                14020.7                21728.5                23167.2

                                      GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                        ----------------------------------------------------------       ------------------------------
                                               MSCI          S&P    LIPPER HEALTH/                     ONE          ONE
CLASS AND                  WITH   WITHOUT     WORLD   HEALTHCARE     BIOTECHNOLOGY                    YEAR         YEAR
INCEPTION DATE             LOAD      LOAD    INDEX#   COMPOSITE#   FUNDS AVERAGE**                  W/LOAD   W/OUT LOAD
-----------------------------------------------------------------------------------------------------------------------
CLASS A -- 2/14/97      $21,917*  $23,197   $13,741   $   19,588   $        22,256                (13.42)%*     (8.38)%
CLASS B -- 1/31/97      $22,827+  $23,027   $14,021   $   19,588   $        22,256                (13.47)%+     (9.04)%
CLASS C -- 1/13/97          N/A   $24,380   $14,192   $   21,728   $        23,167                 (9.93)%+     (9.05)%
CLASS Y -- 12/31/96         N/A   $26,475   $14,192   $   21,728   $        23,167                     N/A      (8.14)%

                          AVERAGE ANNUAL TOTAL RETURNS
                         -------------------------------
                             SINCE        SINCE
CLASS AND                INCEPTION    INCEPTION
INCEPTION DATE              W/LOAD   W/OUT LOAD
-----------------------  -------------------------------
CLASS A -- 2/14/97          19.64%*      21.21%
CLASS B -- 1/31/97          20.56%+      20.80%
CLASS C -- 1/13/97             N/A       22.10%
CLASS Y -- 12/31/96            N/A       24.16%

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER INTERNATIONAL
                                                         CLASS Y                 MSCI EAFE INDEX              FUNDS AVERAGE
                                                         -------                 ---------------          --------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                         9940.00                     9650.00                     9969.00
                                                        10070.00                     9808.00                    10106.00
                                                         9990.00                     9843.00                    10130.00
                                                        10030.00                     9896.00                    10150.00
                                                        10760.00                    10540.00                    10753.00
6/30/97                                                 11350.00                    11121.00                    11253.00
                                                        11540.00                    11303.40                    11560.20
                                                        10789.90                    10461.30                    10720.90
                                                        11329.40                    11049.20                    11382.40
                                                        10459.30                    10202.80                    10524.20
                                                        10198.90                    10100.80                    10426.30
                                                        10221.30                    10191.70                    10512.90
                                                        10764.00                    10660.50                    10759.90
                                                        11468.00                    11347.10                    11470.00
                                                        11870.50                    11698.80                    12056.20
                                                        12032.00                    11793.60                    12221.30
                                                        12112.60                    11739.30                    12233.60
6/30/98                                                 12014.50                    11830.90                    12174.20
                                                        12257.20                    11954.00                    12350.80
                                                        10555.90                    10475.20                    10587.10
                                                         9911.97                    10156.80                    10205.90
                                                        10656.40                    11218.20                    10963.20
                                                        11300.00                    11795.90                    11530.00
                                                        11819.80                    12264.20                    11884.00
                                                        12031.40                    12231.10                    11976.70
                                                        11568.20                    11942.50                    11660.50
                                                        12182.40                    12444.00                    12067.50
                                                        12595.40                    12950.50                    12621.30
                                                        12121.80                    12286.10                    12102.60
6/30/99                                                 12897.60                    12767.80                    12739.20
                                                        13280.70                    13150.80                    13067.90
                                                        13592.80                    13202.10                    13181.60
                                                        13641.70                    13338.10                    13231.60
                                                        14307.40                    13840.90                    13739.80
                                                        15557.90                    14325.30                    14800.50
                                                        17197.70                    15613.20                    16579.50
                                                        16511.50                    14623.30                    15644.40
                                                        17576.50                    15019.60                    16575.20
                                                        17861.20                    15605.40                    16706.20
                                                        16805.70                    14787.60                    15652.00
                                                        16141.80                    14429.80                    15144.90
6/30/00                                                 16682.80                    14996.90                    15554.00
                                                        15923.10                    14371.50                    15001.80
                                                        16144.60                    14499.40                    15247.90
                                                        15247.60                    13796.20                    14381.80
                                                        14483.50                    13473.40                    13842.50
                                                        13719.40                    12970.80                    13209.90
                                                        14072.60                    13435.20                    13696.00
                                                        14152.60                    13443.20                    13752.10
                                                        12757.90                    12441.70                    12705.60
                                                        11500.40                    11599.40                    11737.40
                                                        12392.10                    12398.60                    12515.60
                                                        11889.10                    11942.30                    12160.20
6/30/01                                                 11500.40                    11453.90                    11738.20

                                    GROWTH OF A $10,000 INVESTMENT                      AVERAGE ANNUAL TOTAL RETURNS
                        -------------------------------------------------------        -------------------------------
                                                                                                     ONE           ONE
CLASS AND                  WITH    WITHOUT    MSCI EAFE    LIPPER INTERNATIONAL                     YEAR          YEAR
INCEPTION DATE             LOAD       LOAD       INDEX#         FUNDS AVERAGE**                   W/LOAD    W/OUT LOAD
----------------------------------------------------------------------------------------------------------------------
CLASS A -- 2/20/97      $10,667*   $11,290    $  11,678    $             11,930                 (35.03)%*     (31.24)%
CLASS B -- 3/19/97      $10,992+   $11,191    $  11,637    $             11,738                 (34.84)%+     (31.70)%
CLASS C -- 2/13/97          N/A    $11,008    $  11,678    $             11,930                 (32.38)%+     (31.75)%
CLASS Y -- 12/31/96         N/A    $11,500    $  11,454    $             11,936                      N/A      (31.06)%

                           AVERAGE ANNUAL TOTAL RETURNS
                         --------------------------------
                             SINCE         SINCE
CLASS AND                INCEPTION     INCEPTION
INCEPTION DATE              W/LOAD    W/OUT LOAD
-----------------------  --------------------------------
CLASS A -- 2/20/97           1.49%*        2.82%
CLASS B -- 3/19/97           2.23%+        2.66%
CLASS C -- 2/13/97             N/A         2.22%
CLASS Y -- 12/31/96            N/A         3.16%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.

 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

 # The MSCI World Index is an unmanaged index used to measure common stock price movement in developed countries. The S&P Healthcare Composite is a capitalization-weighted index of all the stocks in the S&P 500 that are involved in the business of healthcare-related products or services. The Framlington Healthcare Fund has changed its index to the MSCI World Index to better represent the market in which it invests. The Fund was previously compared to the S&P Healthcare Composite. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96, and 12/31/96,
   respectively. The MSCI EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand, and countries in the Far East. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington International Growth Fund are as of 2/28/97, 3/31/97, 1/31/97, and 12/31/96, respectively.

** The Lipper Health/Biotechnology Funds and International Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington Healthcare Fund are as of 2/28/97, 1/31/97, 12/31/96, and 12/31/96, respectively. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Framlington International Growth Fund are as of 2/28/97, 3/31/97, 1/31/97, and 12/31/96, respectively.

                                                                           xxvii

                      [This Page Intentionally Left Blank]

 xxviii

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 60.5%
    AEROSPACE & DEFENSE -- 0.3%
     9,100    Aeroflex, Inc.+         $     95,550
     7,900    Precision Castparts
                Corporation                295,618
                                      ------------
                                           391,168
                                      ------------
    AIR FREIGHT & COURIERS -- 0.1%
     2,450    Forward Air
                Corporation+                73,378
                                      ------------
    BANKS -- 3.0%
     1,400    Commerce Bancorp, Inc.        98,140
    24,900    FleetBoston Financial
                Corporation                982,305
     3,625    Greater Bay Bancorp           90,553
     7,400    Mellon Financial
                Corporation                340,400
     8,550    PNC Financial Services
                Group                      562,504
     4,100    Southwest
                Bancorporation of
                Texas, Inc.+               123,861
     4,700    U.S. Bancorp                 107,113
    13,000    Wells Fargo & Company        603,590
    12,000    Zions Bancorporation         708,000
                                      ------------
                                         3,616,466
                                      ------------
    BEVERAGES -- 1.3%
    16,545    Anheuser-Busch
                Companies, Inc.            681,654
    21,400    Constellation Brands,
                Inc., Class A+             877,400
                                      ------------
                                         1,559,054
                                      ------------
    BIOTECHNOLOGY -- 1.1%
     9,350    Amgen, Inc.+                 567,358
     2,050    Aviron+                      116,850
     7,025    Genencor
                International, Inc.+       111,627
     3,750    MedImmune, Inc.+             177,000
    13,600    Organogenesis, Inc.+         100,640
     4,050    Serologicals
                Corporation+                86,427

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
    10,000    Texas Biotechnology
                Corporation+          $     83,800
     2,300    ViroPharma, Inc.+             78,200
                                      ------------
                                         1,321,902
                                      ------------
    BUILDING PRODUCTS -- 0.1%
     3,650    Trex Company, Inc.+           70,263
                                      ------------
    CHEMICALS -- 1.1%
     6,400    Air Products &
                Chemicals, Inc.            292,800
    11,400    Minerals Technologies,
                Inc.                       489,288
    10,700    OM Group, Inc.               601,875
                                      ------------
                                         1,383,963
                                      ------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.8%
    13,590    Automatic Data
                Processing, Inc.           675,423
     4,600    Concord EFS, Inc.+           239,246
     1,525    Corinthian Colleges,
                Inc.+                       71,782
     2,150    Education Management
                Corporation+                86,107
     3,625    eFunds Corporation+           67,425
     2,225    FactSet Research
                Systems, Inc.               79,432
     1,450    Fair, Isaac & Company,
                Inc.                        89,639
     3,200    Getty Images, Inc.+           84,032
     6,675    Headwaters, Inc.+            106,800
     5,500    Mobile Mini, Inc.+           181,390
    20,500    Republic Services,
                Inc.+                      406,925
     2,250    Tetra Tech, Inc.+             61,200
                                      ------------
                                         2,149,401
                                      ------------
    COMMUNICATION EQUIPMENT -- 1.8%
     5,200    Anaren Microwave,
                Inc.+                      104,000
     2,950    CIENA Corporation+           112,100
    30,850    Cisco Systems, Inc.+         561,470
     5,635    Comverse Technology,
                Inc.+                      321,758
     7,250    Ditech Communications
                Corporation+                53,795
    10,550    DMC Stratex Networks,
                Inc.+                      105,500

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION EQUIPMENT (CONTINUED)
    13,950    LCC International,
                Inc.+                 $     92,349
     4,650    QUALCOMM, Inc.+              271,932
    11,850    Sonus Networks, Inc.+        276,816
    11,700    SpectraLink
                Corporation+               152,217
     8,150    Stratos Lightwave,
                Inc.+                      105,950
     1,800    Tellabs, Inc.+                34,884
                                      ------------
                                         2,192,771
                                      ------------
    COMPUTERS & PERIPHERALS -- 2.0%
    16,225    EMC Corporation              471,336
    15,350    International Business
                Machines Corporation     1,734,550
    18,900    Read-Rite Corporation+       100,737
     1,325    ScanSource, Inc.+             62,832
                                      ------------
                                         2,369,455
                                      ------------
    CONSTRUCTION & ENGINEERING -- 0.1%
     4,250    Quanta Services, Inc.+        93,670
                                      ------------
    DIVERSIFIED FINANCIALS -- 5.1%
     3,000    Capital One Financial
                Corporation                180,000
    30,993    Citigroup, Inc.            1,637,670
    23,575    Financial Federal
                Corporation+               682,496
    23,560    Freddie Mac                1,649,200
     5,650    J. P. Morgan Chase &
                Company                    251,990
     8,180    Lehman Brothers
                Holdings, Inc.             635,995
    13,300    Metris Companies, Inc.       448,343
     4,600    USA Education, Inc.          335,800
    10,400    Washington Mutual,
                Inc.                       390,520
                                      ------------
                                         6,212,014
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
    10,900    BellSouth Corporation        438,943
     8,948    Deutsche Telekom AG          200,883
    15,375    Lexent, Inc.+                132,840
     8,300    Qwest Communications
                International, Inc.        264,521
    18,300    SBC Communications           733,098

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
     3,000    Verizon
                Communications, Inc.  $    160,500
    27,300    WorldCom, Inc.               387,660
     1,092    WorldCom, Inc. -- MCI
                Group+                      17,581
                                      ------------
                                         2,336,026
                                      ------------
    ELECTRIC UTILITIES -- 0.8%
    13,000    Constellation Energy
                Group                      553,800
    10,500    Duke Energy
                Corporation                409,605
                                      ------------
                                           963,405
                                      ------------
    ELECTRICAL EQUIPMENT -- 0.6%
     2,675    C&D Technologies, Inc.        82,925
     8,700    Cooper Industries,
                Inc.                       344,433
     2,800    Emerson Electric
                Company                    169,400
     2,850    MKS Instruments, Inc.+        82,080
                                      ------------
                                           678,838
                                      ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     3,619    Avnet, Inc.                   81,138
     1,500    Celestica, Inc.               77,250
     3,750    DSP Group, Inc.+              80,438
     3,150    SBS Technologies,
                Inc.+                       59,598
     4,350    Therma-Wave, Inc.+            82,954
     1,900    Varian, Inc.+                 61,370
    19,325    White Electronic
                Designs Corporation+        83,677
                                      ------------
                                           526,425
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 1.0%
    10,000    Baker Hughes, Inc.           335,000
     4,300    BJ Services Company+         122,034
     3,250    Covanta Energy
                Corporation+                59,995
     8,600    Hanover Compressor
                Company+                   284,574
     8,425    Key Energy Group,
                Inc.+                       91,327
     8,000    Noble Drilling
                Corporation+               262,000
     5,550    Offshore Logistics,
                Inc.+                      105,450
                                      ------------
                                         1,260,380
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD & DRUG RETAILING -- 0.8%
     4,200    Performance Food Group
                Company               $    115,710
     6,500    Safeway, Inc.+               312,000
    20,945    SYSCO Corporation            568,657
                                      ------------
                                           996,367
                                      ------------
    FOOD PRODUCTS -- 0.8%
    14,400    McCormick & Company,
                Inc.                       605,088
     4,525    Quaker Oats Company          412,906
                                      ------------
                                         1,017,994
                                      ------------
    GAS UTILITIES -- 0.7%
    16,644    El Paso Corporation          874,476
                                      ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
    10,370    Baxter International,
                Inc.                       508,130
     6,000    Biomet, Inc.                 288,360
     3,075    Charles River
                Laboratories
                International, Inc.+       106,856
    11,850    Discovery Partners
                International+              62,805
     2,900    Noven Pharmaceuticals,
                Inc.+                      113,680
     5,600    Orthofix International
                N.V., ADR+                 150,248
    12,700    Polymedica
                Corporation+               514,350
                                      ------------
                                         1,744,429
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 2.3%
     2,550    Accredo Health, Inc.+         94,835
     3,750    Apria Healthcare
                Group, Inc.+               108,187
     7,935    Cardinal Health, Inc.        547,515
     1,585    CIGNA Corporation            151,875
     2,500    CryoLife, Inc.+              102,275
    17,945    Health Management
                Associates, Inc.+          377,563
     4,550    Mid Atlantic Medical
                Services, Inc.+             81,582
     3,350    Province Healthcare
                Company+                   118,221
     2,025    Specialty
                Laboratories, Inc.+         76,646

SHARES                                       VALUE
--------------------------------------------------
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     6,300    Tenet Healthcare
                Corporation           $    325,017
    12,500    Trigon Healthcare,
                Inc.+                      810,625
                                      ------------
                                         2,794,341
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.0%
     1,150    Anchor Gaming+                74,313
    13,640    Brinker International,
                Inc.+                      352,594
    11,400    Carnival Corporation,
                Class A                    349,980
     1,775    CEC Entertainment,
                Inc.+                       87,596
    30,500    Darden Restaurants,
                Inc.                       850,950
    14,100    Harrah's
                Entertainment, Inc.+       497,730
     5,500    RARE Hospitality
                International, Inc.+       124,300
     5,200    Wendy's International,
                Inc.                       132,808
                                      ------------
                                         2,470,271
                                      ------------
    HOUSEHOLD DURABLES -- 0.4%
    11,300    Centex Corporation           460,475
                                      ------------
    HOUSEHOLD PRODUCTS -- 0.4%
     1,700    Direct Focus, Inc.+           80,750
     8,000    Kimberly-Clark
                Corporation                447,200
                                      ------------
                                           527,950
                                      ------------
    INDUSTRIAL -- 0.1%
     1,600    Roper Industries, Inc.        66,800
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 3.2%
    44,785    General Electric
                Company                  2,183,269
    31,210    Tyco International
                Ltd.                     1,700,945
                                      ------------
                                         3,884,214
                                      ------------
    INSURANCE -- 2.8%
    16,600    ACE Ltd., ADR                648,894
     9,100    Ambac Financial Group,
                Inc.                       529,620
     4,200    American General
                Corporation                195,090

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
     8,862    American International
                Group, Inc.           $    762,132
     2,600    Marsh & McLennan
                Companies, Inc.            262,600
     2,900    MGIC Investment
                Corporation                210,656
    18,200    Radian Group, Inc.           736,190
                                      ------------
                                         3,345,182
                                      ------------
    INTERNET SOFTWARE & SERVICES -- 0.8%
     7,800    Check Point Software
                Technologies Ltd.+         394,446
     4,775    Multex.com, Inc.+             77,594
     2,050    Netegrity, Inc.+              61,500
     3,625    VeriSign, Inc.+              217,536
     3,525    Verity, Inc.+                 70,324
     4,550    Websense, Inc.+               91,000
                                      ------------
                                           912,400
                                      ------------
    IT CONSULTING & SERVICES -- 0.5%
     6,280    Affiliated Computer
                Services, Inc.,
                Class A+                   451,595
    10,125    Entegris, Inc.+              115,931
     2,150    IntraNet Solutions,
                Inc.+                       81,808
                                      ------------
                                           649,334
                                      ------------
    MACHINERY -- 1.3%
     7,200    Deere & Company              272,520
    13,000    ITT Industries, Inc.         575,250
    13,200    Oshkosh Truck
                Corporation                584,100
     2,550    Stewart & Stevenson
                Services, Inc.              84,150
    15,900    Valence Technology,
                Inc.+                      102,237
                                      ------------
                                         1,618,257
                                      ------------
    MEDIA -- 2.5%
    14,675    AOL Time Warner, Inc.+       777,775
    28,075    Comcast Corporation,
                Class A
                (non-voting)+            1,218,455
    13,165    Interpublic Group of
                Companies, Inc.            386,393
     3,300    Omnicom, Inc.                283,800

SHARES                                       VALUE
--------------------------------------------------
    MEDIA (CONTINUED)
    12,550    Spanish Broadcasting
                System, Inc.,
                Class A+              $    103,035
    10,100    TTM Technologies,
                Inc.+                       88,880
     9,600    World Wrestling
                Federation
                Entertainment, Inc.,
                Class A+                   132,480
                                      ------------
                                         2,990,818
                                      ------------
    METALS & MINING -- 0.1%
     2,650    Shaw Group, Inc.+            106,265
                                      ------------
    MULTILINE RETAIL -- 2.0%
    11,600    BJs Wholesale Club,
                Inc.+                      617,816
    37,480    Family Dollar Stores,
                Inc.                       960,612
     1,200    Kohl's Corporation+           75,276
    15,685    Wal-Mart Stores, Inc.        765,428
                                      ------------
                                         2,419,132
                                      ------------
    MULTI-UTILITIES -- 0.4%
     5,650    Dynegy, Inc., Class A        262,725
     3,525    Enron Corporation            172,725
                                      ------------
                                           435,450
                                      ------------
    OIL & GAS -- 2.3%
     6,000    Apache Corporation           304,500
     4,500    ATP Oil & Gas
                Corporation+                50,580
     6,100    Chevron Corporation          552,050
     2,300    Devon Energy
                Corporation                120,750
    13,225    Exxon Mobil
                Corporation              1,155,204
    14,600    Mission Resources
                Corporation+                98,696
     3,750    Remington Oil & Gas
                Corporation+                71,250
     3,900    Royal Dutch Petroleum
                Company, GDR               227,253
     1,575    Stone Energy
                Corporation+                69,772
     2,300    Tosco Corporation            101,315
                                      ------------
                                         2,751,370
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERSONAL PRODUCTS -- 0.0%#
     2,150    Elizabeth Arden, Inc.+  $     52,482
                                      ------------
    PHARMACEUTICALS -- 4.5%
    19,525    American Home Products
                Corporation              1,141,041
     4,600    Dendreon Corporation+         76,958
     4,600    Diversa Corporation+          93,564
     2,050    First Horizon
                Pharmaceutical
                Corporation+                65,805
    15,400    Johnson & Johnson            770,000
     2,800    King Pharmaceuticals,
                Inc.+                      150,500
    20,140    Merck & Company, Inc.      1,287,147
    26,400    Pfizer, Inc.               1,057,320
    15,805    Schering-Plough
                Corporation                572,773
     3,200    SICOR, Inc.+                  73,920
     2,850    Titan Pharmaceuticals,
                Inc.+                       85,529
                                      ------------
                                         5,374,557
                                      ------------
    REAL ESTATE -- 0.9%
     9,650    Annaly Mortgage
                Management, Inc.           132,301
     6,400    Apartment Investment &
                Management Company,
                Class A                    308,480
     4,400    Cousins Properties,
                Inc.                       118,140
    19,100    Duke-Weeks Realty
                Corporation                474,635
                                      ------------
                                         1,033,556
                                      ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.7%
     2,900    Analog Devices, Inc.+        125,425
     2,500    EMCORE Corporation+           76,875
    18,310    Intel Corporation            535,567
     4,600    Maxim Integrated
                Products, Inc.+            203,366
    10,700    Microchip Technology,
                Inc.+                      357,701
     7,125    Micron Technology,
                Inc.+                      292,838
     4,325    Pericom Semiconductor
                Corporation+                67,989

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
     2,650    Pixelworks, Inc.+       $     94,711
     8,000    Texas Instruments,
                Inc.                       252,000
                                      ------------
                                         2,006,472
                                      ------------
    SOFTWARE -- 4.4%
     1,750    Activision, Inc.+             68,688
     9,360    Amdocs Ltd.+                 504,036
     5,500    AremisSoft
                Corporation+                89,100
     2,700    Black Box Corporation+       181,872
     7,000    Borland Software
                Corporation+               109,200
    18,800    Cadence Design
                Systems, Inc.+             350,244
     5,400    Carreker Corporation+        116,100
     7,450    FileNET Corporation+         110,260
     3,240    Internet Security
                Systems, Inc.+             157,334
     4,050    Jack Henry &
                Associates, Inc.           125,550
     3,700    MapInfo Corporation+          81,400
     9,600    Micromuse, Inc.+             268,704
    27,145    Microsoft Corporation+     1,981,585
    34,880    Oracle Systems
                Corporation+               662,720
     8,445    VERITAS Software
                Corporation+               561,846
                                      ------------
                                         5,368,639
                                      ------------
    SPECIALTY RETAIL -- 1.0%
     1,200    Bed Bath & Beyond,
                Inc.+                       37,440
     3,000    Cost Plus, Inc.+              90,000
     6,050    Gildan Activewear,
                Inc.+                       84,700
     6,550    Home Depot, Inc.             304,902
     3,100    Lowes Companies, Inc.        224,905
     3,800    School Specialty,
                Inc.+                       98,230
     4,350    The Men's Wearhouse,
                Inc.+                      120,060
     3,000    Too, Inc.+                    82,200
     4,150    Ultimate Electronics,
                Inc.+                      134,543
     4,350    Wilsons The Leather
                Experts, Inc.+              80,693
                                      ------------
                                         1,257,673
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TEXTILES & APPAREL -- 0.4%
    11,000    Jones Apparel Group,
                Inc.+                 $    475,200
                                      ------------
    TOBACCO -- 0.1%
     2,100    Philip Morris
                Companies, Inc.            106,575
                                      ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     9,225    Crown Castle
                International
                Corporation+               151,290
     3,800    Price Communications
                Corporation+                76,722
                                      ------------
                                           228,012
                                      ------------
TOTAL COMMON STOCKS
  (Cost $71,787,850)                    73,167,270
                                      ------------
PREFERRED STOCKS -- 0.3%
  (Cost $311,364)
    INDUSTRIAL -- 0.3%
    12,000    AT&T Corporation             304,800
                                      ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 1.9%
$  249,000    Chevron Corporation,
                8.110% due
                12/01/2004                 264,132
   576,483    Northwest Airlines
                Corporation, 7.575%
                due 09/01/2020             592,239
   600,000    Public Service New
                Hampshire Funding
                LLC, Series 2001-1,
                Class A2, 5.730% due
                11/01/2010                 595,034

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
$  778,761    United Air Lines,
                Inc., 8.030% due
                07/01/2011            $    800,589
                                      ------------
TOTAL ASSET-BACKED SECURITIES
                   (Cost $2,281,253)     2,251,994
                                      ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 5.5%
   575,000    Discover Card Master
                Trust I, Series
                1999-6, Class A,
                6.850% due
                07/17/2007                 598,266
              FHLMC:
 1,000,000      Series 2091, Class
                PP, 6.000% due
                02/15/2027                 982,831
   550,000      Series 1702A, Class
                PD, 6.500% due
                04/15/2022                 561,517
 1,000,000    First Union National
                Bank, Series
                2001-C1, Class A2,
                6.136% due
                12/15/2010                 972,560
 1,000,000    First Union National
                Bank, Series
                2001-C2, Class A2,
                6.663% due
                01/12/2043                 998,323
 1,000,000    FNMA, Series 1994-23,
                Class PE, 6.000% due
                08/25/2022               1,006,610
   750,000    GMAC Commercial
                Mortgage Securities,
                Inc., Series 1999-C1
                Class A2, 6.175% due
                05/15/2033                 736,851

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$  750,000    Mortgage Capital
                Funding, Inc.,
                Series 1998, Class
                A2, 6.337% due
                11/18/2031            $    743,904
                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS $(CMO)
                   (Cost $6,602,984)     6,600,862
                                      ------------
CORPORATE BONDS AND NOTES -- 18.0%
    CORPORATE -- 0.4%
   470,000    Convergys Corporation,
                4.793% due
                09/09/2002                 470,409
                                      ------------
    ELECTRIC/GAS -- 0.9%
   400,000    El Paso Energy
                Corporation, 7.375%
                due 12/15/2012             392,814
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                 269,084
   450,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015                 459,374
                                      ------------
                                         1,121,272
                                      ------------
    FINANCE -- 8.7%
   600,000    Axa, 8.600% due
                12/15/2030                 659,119
   800,000    Bank One Texas N.A.,
                6.250% due
                02/15/2008                 787,436
   500,000    Block Financial
                Corporation, 8.500%
                due 04/15/2007             534,938
   650,000    Boeing Capital
                Corporation, 6.350%
                due 11/15/2007             656,421

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$  250,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B, 8.050% due
                06/15/2027            $    248,232
   484,745    DLJ Commercial
                Mortgage
                Corporation, Series
                2000, Class A1A,
                6.930% due
                08/10/2009                 497,813
   600,000    First Union
                Corporation, 7.500%
                due 07/15/2006             631,006
   150,000    First Union National
                Bank, 7.800% due
                08/18/2010                 160,641
   755,000    Ford Motor Credit
                Company, 6.875% due
                02/01/2006                 765,902
   800,000    General Electric
                Capital Corporation,
                MTN, 7.375% due
                01/19/2010                 852,899
              General Motors
                Acceptance
                Corporation:
   760,000    6.750% due 01/15/2006        771,745
   500,000    7.250% due 03/02/2011        505,806
   750,000    Heller Financial,
                Inc., 6.375% due
                03/15/2006                 755,668
   775,000    Morgan Stanley Dean
                Witter & Company,
                6.750% due
                04/15/2011                 769,626
   250,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005                 252,289

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    FINANCE (CONTINUED)
$  500,000    The CIT Group, Inc.,
                7.125% due
                10/15/2004            $    518,170
   400,000    Union Planters
                Corporation, 7.750%
                due 03/01/2011             412,706
   800,000    Washington Mutual Bank
                FA, 6.875% due
                06/15/2011                 796,234
                                      ------------
                                        10,576,651
                                      ------------
    INDUSTRIAL -- 8.0%
 1,000,000    AT&T Canada, Inc.,
                144A, 7.625% due
                03/15/2005                 994,035
   360,000    AT&T Corporation,
                6.000% due
                03/15/2009                 336,528
   380,000    British
                Telecommunications
                Plc, 1.000% due
                12/15/2010                 403,533
   750,000    Clorox Company, 6.125%
                due 02/01/2011             731,299
   500,000    Kohl's Corporation,
                6.300% due
                03/01/2011                 483,046
   930,000    Lowes Companies, Inc.,
                8.250% due
                06/01/2010               1,020,527
   550,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030                 460,640
   750,000    Motorola, Inc., 6.450%
                due 02/01/2003             733,499

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL (CONTINUED)
$  750,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006            $    647,206
   500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003                 507,050
   495,000    The Times Mirror
                Company, 7.450% due
                10/15/2009                 514,026
   900,000    The Walt Disney
                Company, MTN, 4.875%
                due 07/02/2004             884,246
   550,000    Unilever Capital
                Corporation, 6.750%
                due 11/01/2003             570,427
   500,000    Viacom, Inc., 7.875%
                due 07/30/2030             526,704
   900,000    WorldCom, Inc., 7.500%
                due 05/15/2011             876,285
                                      ------------
                                         9,689,051
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $21,950,103)                    21,857,383
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.7%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.4%
   500,000    6.500% due 11/15/2005        519,649
                                      ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 4.1%
 1,350,000    5.125% due 10/15/2008      1,286,145
 1,300,000    5.250% due 01/15/2006      1,286,340

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$1,700,000    6.875% due 09/15/2010   $  1,785,748
   225,000    7.000% due 07/15/2005        237,771
    65,568    Pool #E62394, Gold,
                7.500% due
                09/01/2010                  67,787
   316,709    Series 1541, Class F,
                6.250% due
                05/15/2019                 318,501
                                      ------------
                                         4,982,292
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--
      2.5%
              FNMA:
 1,900,000      7.000% due
                07/15/2005               2,014,127
   128,818      Pool #303105,
                11.000% due
                11/01/2020                 144,554
   227,918      Pool #100081,
                11.500% due
                08/01/2016                 254,770
   610,000    Series 1998-61, Class
                PK, 6.000% due
                12/25/2026                 591,700
                                      ------------
                                         3,005,151
                                      ------------
    GOVERNMENT AGENCY -- 0.6%
 1,775,000    Resolution Funding
                Corporation, 0.010%
                due 04/15/2030             306,079
   400,000    Tennessee Valley
                Authority, 6.375%
                due 06/15/2005             411,602
                                      ------------
                                           717,681
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.1%
$  125,628    GNMA, Pool #780584,
                7.000% due
                06/15/2027            $    127,020
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $9,292,699)                      9,351,793
                                      ------------
U.S. TREASURY OBLIGATIONS -- 2.3%
    TREASURY BOND -- 2.0%
   428,900    3.875% due 04/15/2029        459,191
   500,000    6.250% due 05/15/2030        530,235
   525,000    7.500% due 11/15/2016        611,264
   665,000    8.000% due 11/15/2021        828,185
                                      ------------
                                         2,428,875
                                      ------------
    TREASURY NOTE -- 0.3%
   300,000    U.S. Treasury Notes,
                5.500% due
                05/15/2009                 302,637
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,727,124)                      2,731,512
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT 2.7%
  (Cost $3,291,000)
$3,291,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,360,360 on
                07/02/2001,
                collateralized by
                $3,415,000 U.S.
                Treasury Bond,
                3.500% maturing
                12/31/2001 (value
                $3,360,360)           $  3,291,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $10,336,715)        8.6%     $ 10,336,715
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $128,581,092*)    107.5%      129,893,329
OTHER ASSETS AND
  LIABILITIES (NET)        (7.5)       (9,044,547)
                          -----      ------------
NET ASSETS                100.0%     $120,848,782
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $130,345,373.
** As of June 30, 2001 the market value of the securities on loan is $10,113,057
   Collateral received for securities loaned of $10,336,715 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 85.1%
    BIOTECHNOLOGY -- 71.3%
    10,000    3 Dimensional
                Pharmaceuticals,
                Inc.+                  $    96,100
     7,000    Abegenix, Inc.+              315,000
     7,000    Alexion
                Pharmaceuticals,
                Inc.+                      168,000
     4,000    Amgen, Inc.+                 242,720
    14,500    Amylin Pharmaceuticals,
                Inc.+                      163,125
    10,000    Amylin Pharmaceuticals,
                Inc.+, ++                  112,500
    10,000    Aurora Biosciences
                Corporation+               310,000
     5,000    Celgene Corporation+         144,250
    10,000    Cell Therapeutics,
                Inc.+                      276,400
     3,000    Cephalon, Inc.+              211,500
     8,000    COR Therapeutics, Inc.+      244,000
    15,000    Corixa Corporation+          256,050
    30,000    Corvas International,
                Inc.+                      353,400
     8,000    Cubist Pharmaceuticals,
                Inc.+                      304,000
     5,500    CV Therapeutics, Inc.+       313,500
    15,000    Dyax Corporation+            285,000
     4,750    Genetech, Inc.+              261,725
    50,000    Genomic Solutions,
                Inc.+                      242,500
     5,000    Gilead Sciences, Inc.+       290,950
    10,000    Guilford
                Pharmaceuticals,
                Inc.+                      340,000
     3,000    Human Genome Sciences,
                Inc.+                      180,750
     4,000    ICOS Corporation+            256,000
     5,500    IDEC Pharmaceuticals
                Corporation+               372,295
    13,000    ILEX Oncology, Inc.+         388,700
    15,000    Immunex Corporation+         266,250
    15,000    ImmunoGen, Inc.+             300,000
     8,000    Inhale Therapeutic
                Systems, Inc.+             184,000
    23,000    Inspire
                Pharmaceuticals,
                Inc.+                      322,000
     9,500    InterMune, Inc.+             338,390
    30,000    Introgen Therapeutics,
                Inc.+                      143,400

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     8,000    La Jolla Pharmaceutical
                Company+, ++           $    82,000
    12,500    La Jolla Pharmaceutical
                Company+                   117,685
    10,000    Medarex, Inc.+               235,000
     7,000    MedImmune, Inc.+             330,400
     7,500    Millennium
                Pharmaceuticals,
                Inc.+                      266,850
     3,000    Myriad Genetics, Inc.+       189,960
    10,000    NeoPharm, Inc.+              255,000
    10,000    Neurocrine Biosciences,
                Inc.+                      399,900
     7,000    NPS Pharmaceuticals,
                Inc.+                      281,400
    15,000    Onyx Pharmaceuticals,
                Inc.+                      178,050
     6,000    OSI Pharmaceuticals,
                Inc.+                      315,540
     5,000    Pharmacopeia, Inc.+          120,000
    10,000    Pharmacyclics, Inc.+         339,000
    23,350    POZEN, Inc.+                 350,250
     4,500    Protein Design Labs,
                Inc.+                      390,420
    12,500    Scios, Inc.+                 312,625
    30,000    Telik, Inc.+                 295,500
     7,000    Titan Pharmaceuticals,
                Inc.+                      210,070
     6,000    Trimeris, Inc.+              300,420
    10,000    Tularik, Inc.+               258,300
    24,000    Versicor, Inc.+              300,960
    12,500    XOMA Ltd.+                   213,250
                                       -----------
                                        13,425,085
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 12.4%
    30,000    Aclara Biosciences,
                Inc.+                      297,000
     6,000    Biosite Diagnostics,
                Inc.+                      268,800
    10,000    Bruker Daltonics, Inc.+      150,700
    25,000    Discovery Partners
                International+             132,500
     3,500    Invitrogen Corporation+      251,300
    15,000    Luminex Corporation+         299,850
    45,000    Orchid Biosciences,
                Inc.+                      344,250
    20,000    Transgenomic, Inc.+          242,200
    12,000    Tripos, Inc.+                176,400
     6,000    Waters Corporation+          165,660
                                       -----------
                                         2,328,660
                                       -----------

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    MEDICAL SERVICES -- 1.4%
     7,000    Albany Molecular
                Research, Inc.+        $   266,070
                                       -----------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $15,100,122)                    16,019,815
                                       -----------
COMMON STOCKS - FOREIGN -- 12.4%
    BIOTECHNOLOGY -- 8.8%
   120,000    Acambis Plc+                 233,214
     9,000    Cambridge Antibody
                Technology Group Plc+      262,620
    12,000    Celltech Group Plc+          202,457
    34,000    ConjuChem, Inc.+, ++         140,696
    11,000    Genmab A/S+                  237,878
     3,100    Karo Bio AB+                 102,640
    40,000    Neurochem, Inc.+             187,138
     5,000    Nicox SA+                    288,133
                                       -----------
                                         1,654,776
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 3.6%
     2,750    Biacore International
                AB+                        102,433
    26,500    Crucell NV+                  188,642
    10,000    Evotec Biosystems AG         130,084
    12,000    PyroSequencing AB+            61,804
    60,000    Vitrolife AB+, ++            201,416
                                       -----------
                                           684,379
                                       -----------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $2,609,060)                      2,339,155
                                       -----------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $270,000)
$  270,000    Agreement with State
                Street Bank and Trust
                Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $270,087 on
                07/02/2001,
                collateralized by
                $220,000 U.S.
                Treasury Bond, 8.125%
                maturing 05/15/2021
                (value $278,850)       $   270,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $17,979,182*)       98.9%      18,628,970
OTHER ASSETS AND
  LIABILITIES (NET)          1.1          205,382
                           -----      -----------
NET ASSETS                 100.0%     $18,834,352
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $17,979,182.
 + Non-income producing security.
++ Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represent 1.97% of net assets.

   SECURITY                ACQUISITION DATE  ACQUISITION COST
   ----------------------------------------------------------
   Amylin Pharmaceuticals,
     Inc.                      05/16/01          $100,000
   ConjuChem, Inc.             06/22/01           138,866
   La Jolla Pharmaceutical
     Company                   02/05/01            77,500
   Vitrolife AB                06/19/01           225,904

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.6%
    BANKS -- 2.7%
  4,300      Bank of New York
               Company, Inc.              $   206,400
  5,985      FleetBoston Financial
               Corporation                    236,108
                                          -----------
                                              442,508
                                          -----------
    BEVERAGES -- 2.0%
  8,200      Anheuser-Busch
               Companies, Inc.                337,840
                                          -----------
    BIOTECHNOLOGY -- 3.8%
  5,865      Amgen, Inc.+                     355,888
  2,535      Genetech, Inc.+                  139,679
  2,795      MedImmune, Inc.+                 131,924
                                          -----------
                                              627,491
                                          -----------
    CHEMICALS -- 1.1%
  4,150      Minerals Technologies,
               Inc.                           178,118
                                          -----------
    COMMERCIAL SERVICES & SUPPLIES -- 3.3%
  4,250      DeVry, Inc.+                     153,510
  3,375      Fiserv, Inc.+                    215,932
  4,400      The Shaw Group, Inc.+            176,440
                                          -----------
                                              545,882
                                          -----------
    COMMUNICATION EQUIPMENT -- 2.4%
  7,655      Cisco Systems, Inc.+             139,321
  2,590      Comverse Technology,
               Inc.+                          147,889
  5,050      Nokia Oyj                        111,302
                                          -----------
                                              398,512
                                          -----------
    COMPUTERS & PERIPHERALS -- 4.4%
  5,985      EMC Corporation                  173,864
  3,600      International Business
               Machines Corporation           406,800
  4,950      NYFIX, Inc.+                     158,153
                                          -----------
                                              738,817
                                          -----------
    DIVERSIFIED FINANCIALS -- 11.2%
 13,830      Citigroup, Inc.                  730,777
  6,555      Freddie Mac                      458,850
  9,100      Instinet Group, Inc.+            169,624
  3,245      Lehman Brothers
               Holdings, Inc.                 252,299

SHARES                                          VALUE
-----------------------------------------------------
    DIVERSIFIED FINANCIALS (CONTINUED)
  4,180      Providian, LLC               $   247,456
                                          -----------
                                            1,859,006
                                          -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
  9,375      Qwest Communications
               International, Inc.            298,781
  4,400      Time Warner Telecom,
               Inc.+                          147,488
                                          -----------
                                              446,269
                                          -----------
    ELECTRIC UTILITIES -- 1.0%
  7,075      Reliant Resources,
               Inc.+                          174,752
                                          -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
 13,275      Active Power, Inc.+              221,427
  7,025      Symyx Technologies,
               Inc.+                          169,935
                                          -----------
                                              391,362
                                          -----------
    ENERGY EQUIPMENT & SERVICES -- 2.6%
  5,775      Hanover Compressor
               Company+                       191,095
  4,170      Smith International,
               Inc.+                          249,783
                                          -----------
                                              440,878
                                          -----------
    FOOD & DRUG RETAILING -- 4.0%
  7,040      Safeway, Inc.+                   337,920
 12,070      SYSCO Corporation                327,700
                                          -----------
                                              665,620
                                          -----------
    GAS UTILITIES -- 1.5%
  4,850      El Paso Corporation              254,819
                                          -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
  4,650      Baxter International,
               Inc.                           227,850
                                          -----------
    HEALTH CARE PROVIDERS & SERVICES -- 2.9%
  3,220      Cardinal Health, Inc.            222,180
  2,640      CIGNA Corporation                252,965
                                          -----------
                                              475,145
                                          -----------
    INDUSTRIAL CONGLOMERATES -- 6.8%
 15,270      General Electric
               Company                        744,412
  7,245      Tyco International
               Ltd.                           394,853
                                          -----------
                                            1,139,265
                                          -----------

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 4.1%
  5,350      ACE Ltd., ADR                $   209,131
  5,540      American International
               Group, Inc.                    476,440
                                          -----------
                                              685,571
                                          -----------
    INTERNET SOFTWARE & SERVICES -- 1.1%
  3,500      Check Point Software
               Technologies Ltd.+             176,995
                                          -----------
    MACHINERY -- 0.8%
  4,325      Global Power Equipment
               Group, Inc.+                   126,723
                                          -----------
    MEDIA -- 7.5%
  4,625      AOL Time Warner, Inc.+           245,125
  9,400      Comcast Corporation,
               Class A
               (non-voting)+                  407,960
  3,325      Gemstar-TV Guide
               International, Inc.+           141,645
  3,945      Omnicom, Inc.                    339,270
  1,905      TMP Worldwide, Inc.+             114,300
                                          -----------
                                            1,248,300
                                          -----------
    METALS & MINING -- 0.6%
  3,050      Peabody Energy
               Corporation+                    99,888
                                          -----------
    MULTILINE RETAIL -- 2.6%
  8,825      Wal-Mart Stores, Inc.            430,660
                                          -----------
    MULTI-UTILITIES -- 4.0%
  5,040      Aquila, Inc.+                    124,236
  6,780      Dynegy, Inc., Class A            315,270
  4,610      Enron Corporation                225,890
                                          -----------
                                              665,396
                                          -----------
    OIL & GAS -- 1.4%
  4,110      Royal Dutch Petroleum
               Company, GDR                   239,490
                                          -----------
    PHARMACEUTICALS -- 5.5%
  4,775      American Home Products
               Corporation                    279,051
  6,525      Merck & Company, Inc.            417,013

SHARES                                          VALUE
-----------------------------------------------------
    PHARMACEUTICALS (CONTINUED)
  5,975      Schering-Plough
               Corporation                $   216,534
                                          -----------
                                              912,598
                                          -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
  5,860      Intel Corporation                171,405
  7,300      Micron Technology,
               Inc.+                          300,030
                                          -----------
                                              471,435
                                          -----------
    SOFTWARE -- 8.4%
  2,525      Internet Security
               Systems, Inc.+                 122,614
  3,500      Micromuse, Inc.+                  97,965
 10,895      Microsoft Corporation+           795,335
  8,830      Oracle Systems
               Corporation+                   167,770
  3,325      VERITAS Software
               Corporation+                   221,212
                                          -----------
                                            1,404,896
                                          -----------
    SPECIALTY RETAIL -- 2.2%
  5,450      Bed Bath & Beyond,
               Inc.+                          170,040
  4,075      Home Depot, Inc.                 189,691
                                          -----------
                                              359,731
                                          -----------
    WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
 15,090      Crown Castle
               International
               Corporation+                   247,476
                                          -----------
TOTAL COMMON STOCKS
  (Cost $17,310,324)                       16,413,293
                                          -----------
TOTAL INVESTMENTS
  (Cost $17,310,324*)           98.6%     $16,413,293
OTHER ASSETS AND
  LIABILITIES (NET)              1.4          239,051
                               -----      -----------
NET ASSETS                     100.0%     $16,652,344
                               =====      ===========

------------
* Aggregate cost for Federal tax purposes is $17,580,823.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.2%
    AEROSPACE & DEFENSE -- 2.9%
    26,000    The Boeing Company      $  1,445,600
    53,000    United Technologies
                Corporation              3,882,780
                                      ------------
                                         5,328,380
                                      ------------
    BANKS -- 7.7%
   112,200    FleetBoston Financial
                Corporation              4,426,290
    70,400    PNC Financial Services
                Group                    4,631,616
    78,000    U.S. Bancorp               1,777,620
    66,200    Wells Fargo & Company      3,073,666
                                      ------------
                                        13,909,192
                                      ------------
    BEVERAGES -- 2.3%
    50,600    Anheuser-Busch
                Companies, Inc.          2,084,720
    47,000    PepsiCo, Inc.              2,077,400
                                      ------------
                                         4,162,120
                                      ------------
    CHEMICALS -- 1.4%
    55,000    Air Products &
                Chemicals, Inc.          2,516,250
                                      ------------
    COMPUTERS & PERIPHERALS -- 1.4%
    23,237    International Business
                Machines Corporation     2,625,781
                                      ------------
    DIVERSIFIED FINANCIALS -- 14.4%
   155,254    Citigroup, Inc.            8,203,621
    24,000    Federal National
                Mortgage Association     2,043,600
    70,900    Freddie Mac                4,963,000
    29,000    J. P. Morgan Chase &
                Company                  1,293,400
    67,140    Lehman Brothers
                Holdings, Inc.           5,220,135
    33,000    USA Education, Inc.        2,409,000
    52,000    Washington Mutual,
                Inc.                     1,952,600
                                      ------------
                                        26,085,356
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.2%
    25,830    ALLTEL Corporation         1,582,346
    60,500    BellSouth Corporation      2,436,335
   134,000    SBC Communications         5,368,040

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    69,358    Verizon
                Communications, Inc.  $  3,710,653
   117,000    WorldCom, Inc.             1,661,400
     4,680    WorldCom, Inc. - MCI
                Group+                      75,348
                                      ------------
                                        14,834,122
                                      ------------
    ELECTRIC UTILITIES -- 2.3%
   108,800    Duke Energy
                Corporation              4,244,288
                                      ------------
    ELECTRICAL EQUIPMENT -- 1.1%
    52,000    Cooper Industries,
                Inc.                     2,058,680
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 1.8%
    56,000    Baker Hughes, Inc.         1,876,000
    58,500    ENSCO International,
                Inc.                     1,368,900
                                      ------------
                                         3,244,900
                                      ------------
    FOOD & DRUG RETAILING -- 0.8%
    31,600    Safeway, Inc.+             1,516,800
                                      ------------
    FOOD PRODUCTS -- 2.2%
    93,700    McCormick & Company,
                Inc.                     3,937,274
                                      ------------
    GAS UTILITIES -- 2.1%
    71,362    El Paso Corporation        3,749,360
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.2%
    61,000    HCA - The Healthcare
                Company                  2,756,590
    49,800    Tenet Healthcare
                Corporation              2,569,182
    34,900    Trigon Healthcare,
                Inc.+                    2,263,265
                                      ------------
                                         7,589,037
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.8%
    65,000    Carnival Corporation,
                Class A                  1,995,500
   100,000    Darden Restaurants,
                Inc.                     2,790,000
    60,000    Harrah's
                Entertainment, Inc.+     2,118,000
                                      ------------
                                         6,903,500
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOUSEHOLD DURABLES -- 1.1%
    49,100    Centex Corporation      $  2,000,825
                                      ------------
    HOUSEHOLD PRODUCTS -- 1.9%
    62,600    Kimberly-Clark
                Corporation              3,499,340
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 2.3%
    78,000    Tyco International
                Ltd.                     4,251,000
                                      ------------
    INSURANCE -- 8.1%
   103,100    ACE Ltd., ADR              4,030,179
    44,000    Ambac Financial Group,
                Inc.                     2,560,800
    42,000    American International
                Group, Inc.              3,612,000
    63,000    MGIC Investment
                Corporation              4,576,320
                                      ------------
                                        14,779,299
                                      ------------
    IT CONSULTING & SERVICES -- 1.7%
    42,600    Affiliated Computer
                Services, Inc.,
                Class A+                 3,063,366
                                      ------------
    MACHINERY -- 3.5%
    67,400    Deere & Company            2,551,090
    85,000    ITT Industries, Inc.       3,761,250
                                      ------------
                                         6,312,340
                                      ------------
    MEDIA -- 2.4%
   101,000    Comcast Corporation,
                Class A
                (non-voting)+            4,383,400
                                      ------------
    METALS & MINING -- 1.7%
    77,000    Alcoa, Inc.                3,033,800
                                      ------------
    MULTILINE RETAIL -- 5.0%
    39,000    BJs Wholesale Club,
                Inc.+                    2,077,140
   134,100    Family Dollar Stores,
                Inc.                     3,436,983
    82,000    Federated Department
                Stores+                  3,485,000
                                      ------------
                                         8,999,123
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    OIL & GAS -- 6.6%
    40,000    Chevron Corporation     $  3,620,000
    50,000    Devon Energy
                Corporation              2,625,000
    65,726    Exxon Mobil
                Corporation              5,741,166
                                      ------------
                                        11,986,166
                                      ------------
    PHARMACEUTICALS -- 3.0%
    35,000    American Home Products
                Corporation              2,045,400
    20,000    Johnson & Johnson          1,000,000
    38,400    Merck & Company, Inc.      2,454,144
                                      ------------
                                         5,499,544
                                      ------------
    REAL ESTATE -- 1.7%
    43,100    Apartment Investment &
                Management Company,
                Class A                  2,077,420
    41,140    Duke-Weeks Realty
                Corporation              1,022,328
                                      ------------
                                         3,099,748
                                      ------------
    SOFTWARE -- 2.0%
    96,000    Cadence Design
                Systems, Inc.+           1,788,480
    25,000    Microsoft Corporation+     1,825,000
                                      ------------
                                         3,613,480
                                      ------------
    TEXTILES & APPAREL -- 1.6%
    65,000    Jones Apparel Group,
                Inc.+                    2,808,000
                                      ------------
TOTAL COMMON STOCKS
  (Cost $154,856,031)                  180,034,471
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $2,643,000)
$2,643,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $2,643,855 on
                07/02/2001,
                collateralized by
                $2,745,000 U.S.
                Treasury Bill,
                3.530% maturing
                12/27/2001
                (value $2,696,963)    $  2,643,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $3,208,354)         1.8%     $  3,208,354
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $160,707,385*)    102.4%      185,885,825
OTHER ASSETS AND
  LIABILITIES (NET)        (2.4)       (4,367,869)
                          -----      ------------
NET ASSETS                100.0%     $181,517,956
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $160,696,489.
** As of June 30, 2001, the market value of the securities on loan is $3,063,366. Collateral received for securities loaned of $3,208,354 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Focus Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 99.3%
    BEVERAGES -- 1.9%
  8,925      Anheuser-Busch Companies,
               Inc.                       $   367,710
                                          -----------
    BIOTECHNOLOGY -- 2.8%
  6,300      Amgen, Inc.+                     382,284
  3,500      MedImmune, Inc.+                 165,200
                                          -----------
                                              547,484
                                          -----------
    COMMERCIAL SERVICES & SUPPLIES -- 2.5%
  7,550      Automatic Data Processing,
               Inc.                           375,235
  2,200      Concord EFS, Inc.+               114,422
                                          -----------
                                              489,657
                                          -----------
    COMMUNICATION EQUIPMENT -- 6.4%
  3,300      CIENA Corporation+               125,400
 20,975      Cisco Systems, Inc.+             381,745
  3,475      Comverse Technology, Inc.+       198,422
     25      Juniper Networks, Inc.+              778
  4,850      QUALCOMM, Inc.+                  283,628
 11,900      Sonus Networks, Inc.+            277,984
                                          -----------
                                            1,267,957
                                          -----------
    COMPUTERS & PERIPHERALS -- 6.2%
 11,975      EMC Corporation                  347,874
  7,750      International Business
               Machines Corporation           875,750
                                          -----------
                                            1,223,624
                                          -----------
    DIVERSIFIED FINANCIALS -- 4.2%
  6,541      Citigroup, Inc.                  345,626
  6,750      Freddie Mac                      472,500
                                          -----------
                                              818,126
                                          -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
  7,208      Deutsche Telekom AG              161,820
                                          -----------
    ENERGY EQUIPMENT & SERVICES -- 0.5%
  3,150      Hanover Compressor Company+      104,234
                                          -----------
    FOOD & DRUG RETAILING -- 1.2%
  8,850      SYSCO Corporation                240,278
                                          -----------
    FOOD PRODUCTS -- 2.0%
  4,325      Quaker Oats Company              394,656
                                          -----------

SHARES                                          VALUE
-----------------------------------------------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
  5,450      Baxter International, Inc.   $   267,050
                                          -----------
    HEALTH CARE PROVIDERS & SERVICES -- 3.9%
  3,800      Cardinal Health, Inc.            262,200
  1,525      CIGNA Corporation                146,125
 17,150      Health Management
               Associates, Inc.+              360,836
                                          -----------
                                              769,161
                                          -----------
    HOTELS, RESTAURANTS & LEISURE -- 1.5%
  7,600      Brinker International,
               Inc.+                          196,460
  3,700      Darden Restaurants, Inc.         103,230
                                          -----------
                                              299,690
                                          -----------
    INDUSTRIAL CONGLOMERATES -- 10.0%
 31,225      General Electric Company       1,522,219
  8,050      Tyco International Ltd.          438,725
                                          -----------
                                            1,960,944
                                          -----------
    INSURANCE -- 1.7%
  3,950      American International
               Group, Inc.                    339,700
                                          -----------
    INTERNET SOFTWARE & SERVICES -- 2.8%
  6,450      Check Point Software
               Technologies Ltd.+             326,177
  3,725      VeriSign, Inc.+                  223,537
                                          -----------
                                              549,714
                                          -----------
    MEDIA -- 6.3%
 12,200      AOL Time Warner, Inc.+           646,600
  9,875      Comcast Corporation,
               Class A (non-voting)+          428,575
  5,750      Interpublic Group of
               Companies, Inc.                168,762
                                          -----------
                                            1,243,937
                                          -----------
    MULTILINE RETAIL -- 4.1%
 11,300      Family Dollar Stores, Inc.       289,619
 10,775      Wal-Mart Stores, Inc.            525,820
                                          -----------
                                              815,439
                                          -----------

                       See Notes to Financial Statements.

           Munder Focus Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    MULTI-UTILITIES -- 1.8%
  4,400      Dynegy, Inc.,
               Class A                    $   204,600
  3,200      Enron Corporation                156,800
                                          -----------
                                              361,400
                                          -----------
    OIL & GAS -- 1.5%
  3,375      Exxon Mobil Corporation          294,806
                                          -----------
    PHARMACEUTICALS -- 14.0%
  9,200      American Home Products
               Corporation                    537,648
  7,750      Johnson & Johnson                387,500
  2,700      King Pharmaceuticals, Inc.+      145,125
  6,925      Merck & Company, Inc.            442,577
 21,600      Pfizer, Inc.                     865,080
 10,600      Schering-Plough Corporation      384,144
                                          -----------
                                            2,762,074
                                          -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.3%
  3,050      Analog Devices, Inc.+            131,912
 12,100      Intel Corporation                353,925
  7,300      Micron Technology, Inc.+         300,030
  8,200      Texas Instruments, Inc.          258,300
                                          -----------
                                            1,044,167
                                          -----------
    SOFTWARE -- 15.2%
  7,100      Amdocs Ltd.+                     382,335
  3,025      Internet Security Systems,
               Inc.+                          146,894
  8,750      Micromuse, Inc.+                 244,913
 18,800      Microsoft Corporation+         1,372,400
 24,200      Oracle Systems Corporation+      459,800
  5,825      VERITAS Software
               Corporation+                   387,537
                                          -----------
                                            2,993,879
                                          -----------
    SPECIALTY RETAIL -- 0.7%
  2,800      Home Depot, Inc.                 130,340
                                          -----------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.6%
  6,800      Crown Castle International
               Corporation+                   111,520
                                          -----------
                                            VALUE
-----------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $20,812,121)                      $19,559,367
                                          -----------
TOTAL INVESTMENTS
  (Cost $20,812,121*)           99.3%      19,559,367
OTHER ASSETS AND
  LIABILITIES (NET)              0.7          134,711
                               -----      -----------
NET ASSETS                     100.0%     $19,694,078
                               =====      ===========

------------
* Aggregate cost for Federal tax purposes is $21,339,643.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.0%
    ARGENTINA -- 0.3%
     1,100    Alpargatas S.A.I.C.+    $        660
       300    Alto Palermo SA+               3,859
     2,100    Banco Rio de La Plata
                SA                          19,425
     1,356    BBVA Banco Frances SA         33,629
     6,700    Corporacion Mapfre            28,009
     1,746    Grupo Financiero
                Galicia SA, ADR             25,701
     2,000    IMPSAT Fiber Networks,
                Inc.+                        4,000
       481    IRSA Inversiones Y
                Representaciones SA          7,744
     1,220    Metrogas SA                    8,296
     3,300    Perez Companc SA              44,550
     2,900    Siderca SAIC+                 56,115
     4,300    Telecom Argentina
                Stet -- France
                Telecom SA, ADR             66,435
     5,200    Telefonica de
                Argentina                   94,900
     1,600    Transportadora de Gas
                del Sur SA                  10,720
                                      ------------
                                           404,043
                                      ------------
    AUSTRALIA -- 2.7%
     3,550    Amcor Ltd.                    48,813
     6,850    Australia & New
                Zealand Bank               291,468
    19,640    BHP Ltd.                     427,170
     3,100    Boral Ltd.                    18,127
     2,500    Burns, Philip &
                Company Ltd.                 3,506
    11,200    Coca-Cola Amatil Ltd.         54,632
     3,200    Coles Myer Ltd.               83,360
     5,700    CSR Ltd.                      82,253
       800    FH Faulding & Company         20,885
    37,800    Foster's Brewing Group
                Ltd.                       105,254
     9,952    Goldfields Ltd.               45,282
     7,000    Goodman Fielder Ltd.          16,703
     1,900    Howard Smith Ltd.             26,199
     8,100    Lend Lease Corporation
                Ltd.                        51,848
     1,000    Lihir Gold Ltd.+               9,000
    18,700    M.I.M. Holdings Ltd.          22,805

SHARES                                       VALUE
--------------------------------------------------
    AUSTRALIA (CONTINUED)
     1,500    Mayne Nickless Ltd.     $     24,580
     6,500    National Australia
                Bank Ltd.                  574,990
    17,700    News Corporation Ltd.        657,555
     3,739    Normandy Mining Ltd.          22,808
     1,100    Oil Search Ltd.+               6,707
     1,000    Orbital Engineering
                Ltd.+                        3,050
     3,500    Origin Energy Ltd.            21,424
     5,700    Pacific Dunlop Olympic
                Ltd.                         9,576
     3,370    Rio Tinto Ltd.               233,837
     3,300    Santos Ltd.                   43,395
       500    Simsmetal Ltd.                 5,833
       500    Sons of Gwalia                11,521
     2,700    Southcorp Holdings
                Ltd.                        52,187
     5,100    St. George Bank Ltd.          77,171
    18,900    Telstra Corporation
                Ltd.                       262,521
     8,300    Westpac Banking Ltd.         303,780
     6,300    WMC Ltd.                     121,275
    14,700    Woodside Petroleum
                Ltd.                       122,645
                                      ------------
                                         3,862,160
                                      ------------
    AUSTRIA -- 0.1%
     3,720    EVN - Energie
                Versorgung
                Niederoesterreich AG        23,242
     1,400    Flughafen Wien AG             11,333
     1,100    Mayr-Melnhof Karton AG        12,171
     3,000    OMV AG                        50,286
     1,900    Telekom Austria AG+           22,800
     3,300    VA Technologie AG             10,630
     3,800    Wienerberger
                Baustoffindustrie AG        12,868
                                      ------------
                                           143,330
                                      ------------
    BELGIUM -- 0.1%
     1,600    Solvay SA                     79,239
                                      ------------
    BERMUDA -- 0.5%
     5,000    ACE Ltd., ADR                195,450
     1,150    Asia Global Crossing
                Ltd.+                        6,842
     2,950    FLAG Telecom Holdings
                Ltd.+                       14,986
     1,600    Frontline Ltd.                27,360

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BERMUDA (CONTINUED)
       900    Knightsbridge Tankers
                Ltd.                  $     18,000
     2,574    Marvell Technology
                Group Ltd.+                 69,241
       600    Orient-Express Hotel
                Ltd.+                       13,230
     1,200    PartnerRe Ltd.                66,480
    11,500    TyCom Ltd.+                  197,800
     1,000    W.P. Stewart & Company
                Ltd.                        24,500
     2,300    XL Capital Ltd.              188,830
                                      ------------
                                           822,719
                                      ------------
    BRAZIL -- 1.1%
     1,625    Aracruz Celulose SA           30,388
       940    Brasil Telecom
                Participacoes SA,
                ADR                         39,489
     2,996    Cemig-Companhia
                Energetica de Minas         35,675
    23,800    Centrais Eletricas
                Brasileiras SA             153,036
     2,010    Centrais Geradoras do
                Suldo Brasil SA             19,365
     2,900    Companhia de Bebidas
                das Americas, ADR           67,135
     3,500    Companhia de Bebidas
                das Americas CM             70,000
     2,700    Companhia Paranaense
                de Energia-Copel            18,133
     1,600    Companhia Siderurgica
                Nacional                    29,440
     2,500    Continental AG                35,239
       500    Copene - Petroquimica
                do Nordeste S.A.             5,750
     1,700    Embraer Empresa
                Brasileira de
                Aeronautica SA              66,385
     4,600    Embratel Participacoes
                SA, ADR                     34,408
     1,600    Gerdau SA                     12,080
     2,900    Panamerican Beverages,
                Inc.                        58,870
       200    Perdigao SA                    2,280

SHARES                                       VALUE
--------------------------------------------------
    BRAZIL (CONTINUED)
    14,000    Petroleo Brasileiro
                SA - Petrobras, ADR   $    364,000
       420    Tele Celular Sul
                Participacoes SA             8,484
     1,733    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         14,990
       100    Tele Leste Celular
                Participacoes SA+            4,020
       200    Tele Nordeste Celular
                Participacoes SA             6,520
       100    Tele Norte Celular
                Participacoes SA             2,700
     5,437    Tele Norte Leste
                Participacoes SA            82,969
       940    Tele Sudeste Celular
                Participacoes SA            18,518
     4,600    Telecomunicacoes
                Brasileiras SA             215,050
       144    Telefonica Data Brasil
                Holding, ADR+                4,396
       200    Telemig Celular
                Participacoes SA             8,260
     7,200    Telesp-Telecomunicacoes
                de Sao Paulo SA, ADR        81,360
     1,880    Telesp Celular
                Participacoes SA            28,482
                                      ------------
                                         1,517,422
                                      ------------
    CANADA -- 4.2%
    17,100    360networks, Inc.+             1,667
       750    724 Solutions, Inc.+           5,550
     4,200    Abitibi-Consolidated,
                Inc.                        32,130
     1,200    Agnico Eagle Mines
                Ltd.                        10,200
     2,700    Alberta Energy Company
                Ltd., ADR                  111,348
       400    Alliance Atlantis
                Communications
                Corporation+                 5,420
     4,400    Anderson Exploration
                Ltd.+                       88,836
     2,000    AT&T Canada, Inc.+            60,260
     1,300    Ballard Power Systems,
                Inc.+                       60,528
    11,700    Bank of Montreal             302,094
    14,164    BCE, Inc.                    372,513

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     1,700    Bell Canada
                International, Inc.+  $     18,445
     1,000    Biomira, Inc.+                 7,190
     2,900    Biovail Corporation+         126,150
       100    Boardwalk Equities,
                Inc.                           759
     6,250    Brascan Corporation          106,875
     2,900    Brookfield Properties
                Corporation                 55,419
     1,800    C-MAC Industries,
                Inc.+                       47,430
     3,500    Canada Life Financial
                Corporation                102,130
     9,100    Canadian Imperial Bank
                of Commerce                308,490
     4,200    Canadian National
                Railway Company            170,100
     2,500    Canadian Natural
                Resources Ltd.              74,125
     7,300    Canadian Pacific Ltd.        282,875
     3,200    Celestica, Inc.              164,800
     5,100    CGI Group, Inc.+              29,478
       300    Chieftain
                International, Inc.+         8,622
       800    CINAR Corporation+             3,600
     1,900    Cognos, Inc.+                 31,939
     1,900    Cominco                       36,936
     1,500    Corel+                         4,185
       600    Corus Entertainment,
                Inc.+                       13,860
     1,300    Cott Corporation+             14,352
       700    Creo Products, Inc.+          12,873
     1,000    Decoma International,
                Inc.                         7,640
     4,000    Domatar, Inc.                 37,080
       600    Dorel Industries,
                Inc.+                       11,421
         2    Dreco Energy Services
                Ltd.+                           54
     3,400    Enbridge, Inc.                92,276
       300    Fahnestock Viner
                Holdings, Inc.               8,025
       700    Four Seasons Hotels,
                Inc.                        38,745
     1,600    Goldcorp, Inc.                17,264
       800    GSI Lumonics, Inc.+            7,400
       400    GT Group Telecom,
                Inc.+                        2,400
     7,706    Gulf Canada Resources+        62,419

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
       400    Hollinger, Inc.         $      3,334
       800    Hydrogenics
                Corporation+                 3,672
     9,600    Imperial Oil Ltd., ADR       247,200
       600    Intertape Polymer
                Group, Inc.                  8,154
       900    Intrawest Corporation         17,199
     1,447    Investors Group, Inc.         20,405
       850    Ipsco, Inc.                   12,444
     1,380    Magna Entertainment
                Corporation+                 8,818
     1,700    Magna International          104,533
    11,000    Manulife Financial
                Corporation                307,010
     6,100    Mds, Inc.                     68,381
     3,800    Methanex Corporation+         19,950
     1,100    Microcell
                Telecommunications,
                Inc.+                       10,010
     2,600    Mitel Corporation+            26,494
     3,000    Nexen, Inc.                   75,480
       800    North American
                Palladium Ltd.+              6,320
     1,850    NOVA Chemicals
                Corporation                 38,277
     6,000    Petro-Canada                 143,340
     1,200    Potash Corporation of
                Saskatchewan                68,880
       900    Precision Drilling
                Corporation+                28,116
     2,800    QLT
                Photo-Therapeutics,
                Inc.+                       54,824
     1,900    Quebecor World, Inc.          48,032
     1,600    Research In Motion
                Ltd.+                       51,600
       400    Rogers Wireless
                Communications,
                Inc.+                        6,908
    13,300    Royal Bank of Canada         423,605
     1,500    Royal Group
                Technologies Ltd.+          27,510
     4,200    Shaw Communications,
                Inc.                        99,708
     9,300    Sun Life Financial
                Services of Canada         220,875
     4,900    Suncor Energy, Inc.          125,930

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
       900    Supersol Ltd.           $     16,695
     2,470    Talisman Energy, Inc.         94,082
     3,515    TELUS Corporation             73,815
    13,700    The Toronto-Dominion
                Bank                       350,583
       900    TLC Laser Eye Centers,
                Inc.+                        4,050
    10,252    TransCanada PipeLines
                Ltd.                       126,407
     3,200    Trizec Hahn
                Corporation                 58,208
       300    Wescast Industries,
                Inc.                        10,116
     2,500    West Coast Energy,
                Inc.                        58,850
                                      ------------
                                         6,025,718
                                      ------------
    CAYMAN ISLANDS -- 0.0%#
     2,400    Garmin Ltd.+                  54,840
     2,000    Xcelera, Inc.+                 8,280
                                      ------------
                                            63,120
                                      ------------
    CHILE -- 0.4%
       400    AFP Provida                    9,600
       800    Banco de A. Edwards           13,600
     2,500    Banco Santander Chile         43,275
     2,100    Banco Santiago SA             47,901
       400    BBVA Banco BHIF                6,800
     1,400    Compania Cervecerias
                Unidas SA                   30,800
     5,075    Compania de
                Telecomunicaciones
                de Chile SA+                71,456
       450    Cristalerias de Chile          8,707
     2,000    Distribucion y
                Servicio D&S SA             29,600
     1,500    Embotelladora Andina
                SA                          20,220
     1,300    Embotelladora Andina
                SA                          14,105
     6,000    Empresa Nacional
                Electricidad SA             67,500
     2,960    Enersis SA                    44,341
     2,000    Gener SA, ADR                 25,099
     1,400    Linea Aerea Nacional
                Chile SA                    13,090
       800    Madeco+                        3,880

SHARES                                       VALUE
--------------------------------------------------
    CHILE (CONTINUED)
       600    Maderas Y Sintelicos
                Sociedad (Masisa)     $      8,850
       600    Quimica Minera Chile
                SA                          11,814
     2,400    Quinenco SA                   18,120
       600    Santa Isabel SA+               3,360
       300    Vina Concha Y Toro SA         13,365
                                      ------------
                                           505,483
                                      ------------
    CHINA/HONG KONG -- 4.2%
    12,600    Amoy Properties Ltd.          72,292
     1,200    APT Satellite Holdings
                Ltd.                         4,620
       900    Asia Satellite
                Telecommunications
                Holdings Ltd.               16,155
     3,000    ASAT Holdings Ltd.+           13,710
       900    AsiaInfo Holdings,
                Inc.+                       17,775
    30,348    Bank East Asia Ltd.           70,426
       700    Brilliance China
                Automotive Holdings
                Ltd.                        17,500
    14,900    Cathay Pacific Airways       100,770
    60,400    China Mobile (Hong
                Kong) Ltd.+              1,618,116
     3,700    China Petroleum &
                Chemical Corporation
                (Sinopec)                   73,445
       400    China Southern
                Airlines Company
                Ltd.+                        6,200
    26,900    China Unicom Ltd.+           476,130
     2,200    chinadotcom
                Corporation+                 5,896
    64,800    CLP Holdings Ltd.            271,674
     8,280    Dairy Farm
                International Ltd.          28,980
       779    Egana International
                Holdings Ltd.                5,920
    10,500    First Pacific Company
                Ltd.                        11,376
     1,200    Gold Peak Industries
                Ltd.                         2,585
     1,900    Guangshen Railway
                Company Ltd.                17,480
     5,850    Hang Lung Development         28,314
    42,600    Hang Seng Bank Ltd.          436,944

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
    38,000    Henderson Land
                Development Company
                Ltd.                  $    168,572
   125,726    Hong Kong and China
                Gas Ltd.                   157,975
    44,500    Hong Kong Electric
                Holdings Ltd.              171,160
    11,400    Hong Kong Land
                Holdings                   102,600
    19,300    Hopewell Holdings Ltd.        12,124
       800    Huaneng Power
                International               19,296
    11,400    Hysan Development Ltd.        29,086
    17,900    Jardine Matheson &
                Company Ltd.               109,279
    13,400    Jardine Strategic
                Holding                     76,648
     8,100    Johnson Electric
                Holdings                   111,121
     1,600    Mandarin Oriental
                International Ltd.           8,480
    23,400    New World Development
                Company Ltd.                57,002
    46,795    Pacific Century
                CyberWorks Ltd.            134,302
    38,800    Petrochina Company
                Ltd.                       791,520
     2,167    Shanghai Chlor-Alkali
                Chemical Company            19,980
     3,400    Shuntak Holdings Ltd.          4,664
       400    Sinopec Beijing Yanhua
                Petrochemical
                Company Ltd.                 2,980
     2,900    Sinopec Shanghai
                Petrochemical
                Company Ltd.                42,195
     7,650    South China Morning
                Post                        25,256
    52,700    Sun Hung Kai
                Properties Ltd.            474,658
    20,700    Swire Pacific Ltd.           107,220
     4,600    Television Broadcasts
                Ltd.                        38,689
     1,300    Varitronix
                International Ltd.           4,167

SHARES                                       VALUE
--------------------------------------------------
    CHINA/HONG KONG (CONTINUED)
       500    VTech Holdings Ltd.     $      2,292
       400    Yanzhou Coal Mining
                Company Ltd.                 9,560
                                      ------------
                                         5,977,134
                                      ------------
    DENMARK -- 0.3%
     6,750    Novo Nordisk AS              303,750
     9,500    TDC A/S, ADR                 174,610
                                      ------------
                                           478,360
                                      ------------
    DOMINICAN REPUBLIC -- 0.0%#
       500    TRICOM SA+                     3,150
                                      ------------
    FINLAND -- 2.0%
     1,100    American Group Ltd.           12,572
     1,100    Instrumentarium
                Corporation                 15,697
     2,962    Metso Oyj                     33,026
   103,100    Nokia Oyj                  2,272,324
    15,920    Sonera Oyj                   124,176
    15,800    Stora Enso Oyj               167,322
     5,800    UPM-Kymmene Oyj              164,430
                                      ------------
                                         2,789,547
                                      ------------
    FRANCE -- 7.7%
     7,900    Accor SA                     166,696
       700    ActivCard SA+                  6,286
    21,893    Alcatel Alsthom Cie
                Generale D'Electric        454,061
       300    Alcatel Optronics              3,450
     4,700    Alstom                       131,130
    17,178    Aventis SA                 1,372,350
       700    Bouygues Offshore SA          15,715
     1,200    Business Objects SA+          28,320
    13,800    Canal Plus                     8,248
     1,500    Ciments Francais SA           32,667
     2,462    Clarins SA                    35,912
       700    Coflexip SA, ADR              45,255
     1,100    Companie Generale de
                Geophysique SA+             12,155
     2,500    Dassault Systemes SA          98,875
     2,717    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA               229,446
    22,000    France Telecom SA          1,062,600

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FRANCE (CONTINUED)
     6,700    Gemplus International
                SA+                   $     41,205
       900    Genesys SA+                    9,324
     1,100    Groupe AB SA                  19,250
    16,400    Groupe Danone                448,540
     5,000    Havas Advertising SA+         54,400
     6,800    Lafarge SA                   193,614
     2,600    Lagardere Group              122,380
    53,900    Louis Vuitton Moet
                Hennessy                   552,475
     3,500    Pechiney SA                   88,970
     4,950    Pernod Ricard                 86,744
     4,450    PSA Peugeot Citroen          302,038
     2,650    Publicis Groupe+              64,925
     1,250    Publicis Groupe+                 N/A
     1,200    Rhodia SA                     13,680
       800    Scor SA                       35,760
    43,500    Societe Generale             515,192
    19,600    STMicroelectronics NV        666,400
     3,700    Thales SA                    133,968
     5,440    Thomson Multimedia           171,686
    31,805    TotalFinaElf SA, ADR       2,232,711
     1,989    Valeo SA                      80,385
     3,600    Valeo SA                      72,671
    23,800    Vivendi Universal SA       1,380,400
                                      ------------
                                        10,989,884
                                      ------------
    GERMANY -- 8.0%
    54,100    Allianz AG+                1,596,491
    14,100    BASF AG                      555,540
    16,100    Bayer AG                     626,968
    11,760    Bayerische Hypo-und
                Vereinsbank AG             574,441
     1,200    Brokat AG+                     1,584
     1,227    Celanese AG                   26,933
    11,200    Commerzbank AG               283,025
    22,071    Daimler Chrysler
                Aerospace AG             1,017,473
    11,700    Deutsche Bank AG             835,969
     8,400    Deutsche Lufthansa AG        133,690
    66,800    Deutsche Telekom AG        1,499,660
    11,500    Dresdner Bank AG             523,772
    16,600    E.On AG                      859,050
     1,400    Epcos AG                      76,370

SHARES                                       VALUE
--------------------------------------------------
    GERMANY (CONTINUED)
     5,200    Fresenius Medical Care
                AG                    $    122,980
     1,600    Henkel KGaA                   86,025
    13,600    Infineon Technologies
                AG                         318,920
     3,900    Intershop
                Communications AG+           5,928
       400    Ixos Software AG+              2,060
       400    Lion Bioscience AG+           10,720
       228    Pfeiffer Vacuum
                Technology AG                7,410
       700    PrimaCom AG+                   2,870
     1,100    QS Communications AG+          3,850
     7,400    RWE AG                       293,184
     5,604    SAP AG                       196,644
     4,400    Schering AG                  229,460
       500    Schwarz Pharma AG              5,661
     1,400    SGL Carbon AG+                16,730
    19,650    Siemens AG+                1,216,138
    34,400    Volkswagen AG                321,506
                                      ------------
                                        11,451,052
                                      ------------
    GHANA -- 0.0%#
     2,700    Ashanti Goldfields
                Company Ltd.+                8,100
                                      ------------
    GREECE -- 0.2%
     1,200    Antenna TV SA+                 9,672
    22,200    Hellenic
                Telecommunication
                Organization SA
                (OTE)                      142,302
    24,100    National Bank of
                Greece SA                  145,805
     1,400    STET Hellas
                Telecommunications
                SA+                         10,920
                                      ------------
                                           308,699
                                      ------------
    HONG KONG -- 0.4%
     2,100    China Overseas Land &
                Investment Ltd.             18,847
    18,000    China Resources
                Enterprise Ltd.             60,696
     8,800    Cnooc Ltd.+                  166,760
     2,700    Giordano International
                Ltd.                        14,020

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HONG KONG (CONTINUED)
    10,600    Henderson Investment
                Ltd.                  $     38,732
     1,900    i-CABLE Communications
                Ltd.+                       20,330
     7,100    Legend Holdings Ltd.          79,651
     9,500    MTR Corporation Ltd.         162,602
     2,500    SmarTone
                Telecommunications
                Holdings Ltd.+              14,423
     5,700    SUNDAY Communications
                Ltd.+                       10,061
                                      ------------
                                           586,122
                                      ------------
    HUNGARY -- 0.0%#
     4,600    Magyar Tavkozlesi Rt.         68,770
                                      ------------
    ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+        12,310
                                      ------------
    INDIA -- 0.5%
     1,000    Dr. Reddy's
                Laboratories Ltd.,
                ADR+                        18,550
     1,900    ICICI Bank Ltd.                9,557
    10,500    ICICI Ltd., ADR               96,600
     5,000    Infosys Technologies
                Ltd.                       325,000
     1,000    Satyam Computer
                Services Ltd., ADR           8,730
     1,700    Satyam Infoway Ltd.+           5,746
     3,100    Videsh Sanchar Nigam
                Ltd., ADR                   41,540
     5,100    Wipro Ltd.                   142,698
                                      ------------
                                           648,421
                                      ------------
    INDONESIA -- 0.1%
     1,900    Gulf Indonesia
                Resources Ltd.+             19,304
     7,150    PT Indorayon Utama+              643
     2,283    PT Indosat                    20,433
    11,140    PT Telekomunikasi
                Indonesia                   61,938
     1,100    PT Tri Polyta
                Indonesia+                      94
                                      ------------
                                           102,412
                                      ------------
    IRELAND -- 0.9%
     9,500    Allied Irish Banks           213,750

SHARES                                       VALUE
--------------------------------------------------
    IRELAND (CONTINUED)
       600    Anglo Irish Bank
                Corporation Plc       $     22,657
     5,700    Bank of Ireland              222,642
     8,600    CRH                          144,910
    12,200    eircom Plc                    52,460
     5,800    Elan Corporation Plc+        353,800
       400    IONA Technologies Plc+        15,400
     2,400    Jefferson Smurfit
                Group                       46,080
     1,200    Parthus Technologies
                Plc+                         9,300
       600    Riverdeep Group Plc,
                ADR+                        16,800
     1,500    Ryanair Holdings Plc+         77,925
     1,100    SmartForce Plc+               38,753
     1,600    Waterford Wedgwood Plc        15,200
                                      ------------
                                         1,229,677
                                      ------------
    ISLE OF GURNSEY -- 0.2%
     4,400    Amdocs Ltd.+                 236,940
                                      ------------
    ISRAEL -- 0.4%
        50    American-Israeli Paper
                Mills                        2,350
       900    AudioCodes Ltd.+               6,363
       700    Blue Square-Israel
                Ltd.                        10,304
     5,000    Check Point Software
                Technologies Ltd.+         252,850
       300    Delta-Galil Industries
                Ltd.                         2,856
     1,700    ECI Telecommunications
                Ltd.                         8,500
       300    ECtel Ltd.+                    4,350
       500    Elbit Medical Imaging
                Ltd.+                        2,693
       500    Elbit Systems Ltd.             7,900
       400    Elron Electronic
                Industries Ltd.              5,200
       700    Floware Wireless
                Systems Ltd.+                2,331
       300    Fundtech Ltd.+                 2,010
       500    Gilat Satellite
                Networks Ltd.                6,000
     1,700    Koor Industries Ltd.          12,070
       600    M-Systems Flash Disk
                Pioneers Ltd.+               4,260

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       300    Matav-Cable Systems
                Media Ltd.            $      4,740
       400    Metalink Ltd.+                 2,788
       200    NICE-Systems Ltd.+             2,580
       700    Orbotech Ltd.+                24,192
       900    Partner Communications
                Company Ltd.+                4,302
       300    RADWARE Ltd.+                  5,415
       900    Scitex Corporation+            6,345
     2,800    Teva Pharmaceutical,
                ADR                        174,440
                                      ------------
                                           554,839
                                      ------------
    ITALY -- 2.6%
     1,972    Benetton Group SpA            53,579
     1,000    De Rigo SpA                    8,630
       300    Ducati Motor Holding
                SpA+                         4,493
    26,700    Enel SpA                     814,350
    17,600    Ente Nazionale
                Idrocarburi SpA          1,085,920
     8,115    Fiat SpA                     160,109
       600    Fila Holding SpA+              2,250
     1,300    Industrie Natuzzi             18,018
     9,900    Luxottica Group              158,400
    15,486    San Paolo-IMI SpA            403,875
    11,600    Telecom Italia SpA         1,020,800
                                      ------------
                                         3,730,424
                                      ------------
    JAPAN -- 12.2%
    18,500    All Nippon Airways
                Company Ltd.+              119,264
       400    Arisawa Manufacturing
                Company Ltd.                 8,820
     4,100    Bandai Company Ltd.           29,834
    19,200    Canon, Inc.                  791,040
     2,200    Crosswave
                Communications,
                Inc., ADR+                   4,950
     1,400    CSK Corporation               43,680
     7,900    Dai'El, Inc.                  29,625
     6,550    Eisai Company Ltd.           146,792
    11,300    Fuji Photo Film
                Company Ltd.               491,550

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
     7,400    Hitachi Ltd.            $    732,526
    10,700    Honda Motor Company
                Ltd.                       941,493
     1,000    Internet Initiative
                Japan, Inc.+                 7,150
     9,100    Ito-Yokado Ltd.              418,600
    19,600    Japan Airlines Company       126,518
    10,700    Japan Telecom Company
                Ltd.                       222,210
     7,650    Kawasaki Heavy
                Industries Ltd.+            50,544
     7,200    Kawasaki Steel
                Corporation                 85,442
     2,300    Kirin Brewery Company        194,350
    12,500    Kobe Steel Ltd.+              35,581
     5,350    Komatsu Ltd.                  98,149
     1,600    Kubota Corporation           124,800
     4,100    Kyocera Corporation          365,269
     3,500    Makita Corporation            21,823
    45,800    Matsushita Electric
                Industrial Company
                Ltd.                       723,640
     3,800    MINEBEA Company Ltd.          50,031
    17,300    Mitsubishi Corporation       278,819
   103,095    Mitsubishi Tokyo
                Finance Group, Inc.+       872,184
     1,700    Mitsui & Company Ltd.        228,310
    35,500    NEC Corporation              486,705
    70,100    Nippon Telegraph &
                Telephone
                Corporation              1,864,660
    27,700    Nissan Motor Company
                Ltd.                       383,645
    12,700    NTT DoCoMo, Inc.           1,104,873
     5,800    Olympus Optical
                Company                     92,919
     3,680    Orix Corporation             179,584
     4,000    Pioneer Corporation          123,400
     1,700    Q.P. Corporation              31,515
     3,000    Ricoh Company Ltd.           323,536
     8,200    Sanyo Electric
                Corporation                264,860
     8,900    Sega Enterprises              39,428
     9,300    Shiseido Ltd.                 87,246
    18,100    Sony Corporation           1,190,980

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     8,000    Sumitomo Metal
                Industries+           $     48,110
    31,000    Sumitomo Trust &
                Banking Company Ltd.       195,123
     2,900    TDK Corporation              138,330
     6,800    Tokio Marine & Fire
                Insurance Ltd.             316,268
    41,570    Toyota Motor
                Corporation              2,928,607
    71,000    Trend Micro, Inc.+           269,800
       700    Wacoal Corporation            36,750
                                      ------------
                                        17,349,333
                                      ------------
    KOREA -- 0.7%
     5,300    H & CB                        58,724
     5,800    Hanaro Telecom, Inc.,
                ADR+                        14,674
    27,700    Korea Electric Power
                Corporation                263,150
    12,700    Korea Telecom
                Corporation                279,146
     8,200    Pohang Iron & Steel
                Company, Ltd.              161,704
    13,084    SK Telecom Company
                Ltd.                       221,120
                                      ------------
                                           998,518
                                      ------------
    LUXEMBOURG -- 0.0%#
     1,100    Espirito Santo
                Financial Holdings          20,020
       800    Metro International
                SA+                          4,200
       700    Metro International
                SA+                          4,270
     1,100    Millicom International
                Cellular SA+                27,610
       400    Quilmes Industrial SA,
                ADR                          8,400
       450    SBS Broadcasting SA+          11,588
                                      ------------
                                            76,088
                                      ------------
    MALAYSIA -- 0.0%#
    41,900    Amsteel Corporation
                Berhad                       1,433
    39,500    Resorts World Berhad          53,013
                                      ------------
                                            54,446
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    MEXICO -- 1.1%
     2,300    America Movil S.A. de
                C.V.                  $     47,978
     1,200    Apasco SA                     32,122
       800    Bufete Industries+                40
    36,100    Carso Global Telecom+        174,796
     6,200    Cemex SA de CV               164,300
       600    Coca-Cola Femsa SA            14,820
       400    Controladora Comercial
                Mexican SA de CV             7,360
     1,605    Desc de CV                    13,514
     2,300    Empresas Ica+                  6,233
     2,400    Gruma SA+                      6,768
       600    Grupo Aeroportuario
                del Sureste S.A.+           11,220
    10,000    Grupo Carso SA+               59,204
       600    Grupo Casa Autrey+             3,540
     2,700    Grupo Elektra                 25,677
     5,400    Grupo Financiero BBVA
                Bancomer, SA de CV+        106,608
     3,900    Grupo Financiero
                Inbursa SA de CV            83,904
     1,500    Grupo Imsa SA                 13,350
       600    Grupo Industrial
                Durango SA+                  3,150
     1,300    Grupo Industrial
                Maseca SA                    3,328
     1,300    Grupo Iusacell SA de
                CV+                          8,983
     3,400    Grupo Telivisa SA,
                GDR+                       136,034
       600    Industries Bachoco SA          3,540
     3,100    Kimberly Clark, Inc.          46,156
     2,500    Savia SA de CV+                7,000
    10,900    Telefono de Mexico SA,
                ADR                        382,481
       300    Transportacion
                Maritima Mexicana
                SA+                          3,594
     1,500    Tubos de Acero de
                Mexico                      18,975
     2,500    Tv Azteca SA de CV            16,025
     2,600    Vitro Sociedad Anomina         6,916
     3,700    Wal-Mart de Mexico SA
                de CV                      100,163
                                      ------------
                                         1,507,779
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    NETHERLANDS -- 4.5%
    31,900    ABN AMRO Holding        $    603,867
    29,600    AEGON Insurance              840,640
     6,300    Akzo Nobel                   268,254
       900    ASM International NV+         17,865
     9,200    ASM Lithography
                Holdings NV+               204,700
     6,100    Baan Company+                 12,810
     3,300    CNH Global NV                 19,569
     2,700    Completel Europe NV+           6,210
       700    Core Laboratories NV+         13,125
       800    Crucell NV+                    5,600
     8,500    DSM                           73,937
     7,400    Elsevier                     185,000
     4,400    Equant NV+                   119,504
     8,900    Fortis (NL) NV               216,389
     1,300    Gucci Group                  108,875
       900    Head NV                        3,438
     3,200    Hunter Douglas NV             22,417
    21,505    ING Groep NV               1,416,534
     2,700    Ispat International NV         9,126
     1,075    KLM Royal Dutch
                Airlines NV+                18,974
    13,860    Koninklijke Ahold            435,897
    29,022    Koninklijke Philips
                Electronics NV             767,051
       400    Koninklijke Vopak NV           8,212
     1,800    Koninklijke Wessanen
                NV                          18,438
     9,800    Kpnqwest NV+                 108,878
     6,900    Libertel NV+                  61,042
     2,800    New Skies Satellites
                NV+                         19,460
     1,900    Oce Van Der Griten            19,760
     3,000    QIAGEN NV, ADR+               66,150
     1,000    Royal Nedlloyd Group           9,841
    27,219    Royal PTT Nederland          154,060
    10,583    TNT Post Group NV            219,068
       600    Toolex Alpha NV+               1,230
     9,700    United Pan-Europe
                Communications NV+          24,444
     1,500    Versatel Telecom
                International NV+            4,260

SHARES                                       VALUE
--------------------------------------------------
    NETHERLANDS (CONTINUED)
     5,200    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit         $    176,086
     6,200    Wolters Kluwer               166,647
                                      ------------
                                         6,427,358
                                      ------------
    NEW ZEALAND -- 0.1%
       725    Fletcher Building Ltd.         6,779
     1,860    Fletcher Challenge,
                Forests+                     2,120
     7,250    Rubicon Ltd.+                  2,052
       700    Sky Network Television
                Ltd.+                        9,564
     4,800    Telecommunications of
                New Zealand Ltd.            87,120
       900    Tranz Rail Holdings
                Ltd.                         4,050
                                      ------------
                                           111,685
                                      ------------
    NORWAY -- 0.4%
       900    Bergesen d.y. ASA             16,389
     2,100    Nera ASA                       5,985
     5,050    Norsk Hydro AS               215,635
       200    Odfjell ASA                    3,021
     4,100    Orkla ASA                     74,222
     2,000    Petroleum
                Geo-Services+               20,220
     1,200    Smedvig ASA                   11,640
    13,200    Telenor ASA                  160,644
     3,300    Tomra Systems ASA             51,963
       400    Unitor ASA+                    2,249
                                      ------------
                                           561,968
                                      ------------
    PANAMA -- 0.0%#
       400    Banco Latinoamericano
                de Exportaciones SA         14,708
                                      ------------
    PERU -- 0.0%#
     8,800    Banco Wiese Sudameris          2,966
       800    Compania de Minas
                Buenaventura SA             14,752
     1,800    Southern Peru Copper
                Corporation                 22,230
                                      ------------
                                            39,948
                                      ------------
    PHILIPPINES -- 0.1%
     8,800    Manila Electric
                Company                      9,317

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHILIPPINES (CONTINUED)
     2,700    Philippine Long
                Distance Telephone
                Company               $     37,935
     4,582    San Miguel Corporation        41,512
                                      ------------
                                            88,764
                                      ------------
    POLAND -- 0.0%#
       600    Netia Holdings SA+             3,984
                                      ------------
    PORTUGAL -- 0.3%
     4,999    Banco Comercial
                Portuges SA                 95,989
     6,600    Electricidade de
                Portugal SA                159,720
    23,460    Portugal Telecom SA          162,109
                                      ------------
                                           417,818
                                      ------------
    RUSSIA -- 0.4%
     2,100    Irkutskenergo                  8,033
     3,700    Lukoil, ADR                  177,471
     2,200    Mobile Telesystems+           60,280
     5,600    Mosenergo                     21,896
     2,600    Rostelecom                    13,650
     9,000    Sibneft                       41,400
    10,500    Surgutneftegaz               134,295
     2,400    Tatneft                       25,416
     9,000    Unified Energy Systems       102,600
     1,000    Vimpel Communications,
                ADR+                        16,410
                                      ------------
                                           601,451
                                      ------------
    SINGAPORE -- 0.8%
     3,500    Asia Pacific Resources
                International
                Holdings Ltd.+               1,890
     4,500    Asia Pulp & Paper
                Company Ltd.+                  540
    23,300    Capitaland Ltd.               63,935
     3,000    Chartered
                Semiconductor
                Manufacturing+              75,750
    11,600    City Developments Ltd.        44,886
     1,900    Creative Technology
                Ltd.                        16,074
     2,600    Cycle & Carriage Ltd.          9,133
     5,203    DBS Group Holdings
                Ltd.                       153,067
     8,800    Flextronics
                International Ltd.+        229,768

SHARES                                       VALUE
--------------------------------------------------
    SINGAPORE (CONTINUED)
     8,375    Keppel Corporation
                Ltd.                  $     33,280
     4,000    Neptune Orient Lines
                Ltd.+                       12,294
    34,000    Singapore
                Telecommunications
                Ltd.                       354,562
     2,200    St Assembly Test
                Services Ltd.+              22,110
    11,600    United Overseas Bank
                Ltd.                       146,436
     2,750    United Overseas Land
                Ltd.                        11,290
                                      ------------
                                         1,175,015
                                      ------------
    SOUTH AFRICA -- 0.4%
     4,300    AngloGold Ltd.                77,013
     1,300    Avgold Ltd.                    7,963
     1,500    Harmony Gold Mining
                Company Ltd.                 8,535
     4,697    Imperial Holdings Ltd.        39,330
     1,500    Investec Bank Ltd.            44,473
     5,700    Iscor Ltd.+                   20,506
     6,000    Liberty Group Ltd.            43,244
     2,300    Nedcor Ltd.                   90,161
     2,400    Pepkor Ltd.                    6,320
     5,300    Sappi Ltd.                    47,435
    13,400    Sasol Ltd., ADR              121,538
     4,400    Wooltru Ltd.                   3,766
                                      ------------
                                           510,284
                                      ------------
    SPAIN -- 2.7%
    69,433    Banco Bilbao Vizcaya
                Argentaria SA              897,074
    80,860    Banco Santander
                Central Hispano SA         743,104
    27,000    Banesto Espanol de
                Credito                    158,514
     1,700    Bankinter SA                  56,847
    23,300    Endesa SA                    370,004
    26,450    Repsol                       440,657
    27,907    Telefonica de Espana
                SA                       1,039,257
     7,500    Telefonica Moviles SA+        50,625
     5,000    Telepizza SA+                  9,312
    13,700    Terra Networks SA            104,257
                                      ------------
                                         3,869,651
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWEDEN -- 1.3%
     2,666    Atlas Copco             $     52,781
     2,300    Autoliv, Inc.                 39,744
       250    Biacore International
                AB+                          9,187
     3,900    Electrolux AB                108,069
   160,000    Ericsson (L.M.)
                Telephone Company          867,200
    11,600    Forenings Sparbanken
                AB                         134,276
     1,200    Industriforvaltings AB
                Kinnevik                    27,000
       200    Modern Times Group MTG
                AB                          22,500
     6,150    Sandvik AB                   123,734
     2,200    Scania AB                     39,600
     2,500    SKF AB                        39,500
     3,400    Song Networks Holding
                AB, ADR+                     7,004
     4,500    Svenska Cellulosa AB          95,292
     1,000    Swedish Match Company         46,050
     2,300    Tele2 AB+                     72,680
     9,800    Volvo AB                     148,960
                                      ------------
                                         1,833,577
                                      ------------
    SWITZERLAND -- 7.0%
     2,700    ABB Ltd., ADR+                40,905
    14,500    Adecco SA                    172,985
     4,600    Carrier 1
                International SA+            3,220
     2,900    Ciba Specialty
                Chemicals AG                83,651
    11,500    Compagnie Financiere
                Richemont AG               293,308
    23,700    Credit Suisse Group          974,122
     5,700    Holcim Ltd.                  118,167
       800    Logitech International
                SA+                         25,760
       800    Mettler Toledo
                International, Inc.+        34,600
    34,800    Nestle                     1,849,056
    53,632    Novartis                   1,938,797
    15,500    Roche Holdings Ltd.        1,116,783
    10,300    Serono SA                    256,985
     2,200    Sulzer Medica                 15,576

SHARES                                       VALUE
--------------------------------------------------
    SWITZERLAND (CONTINUED)
     6,400    Swiss Re                $    639,519
    16,200    Swisscom AG                  386,370
    12,394    Syngenta AG+                 133,855
     9,330    UBS AG                     1,324,953
    18,524    Zurich Financial
                Services AG                631,776
                                      ------------
                                        10,040,388
                                      ------------
    TAIWAN -- 1.3%
    11,700    Advanced Semiconductor
                Engineering, Inc.           35,685
     1,700    ASE Test Ltd.+                21,743
     1,050    GigaMedia Ltd.+                1,365
     7,075    Macronix International
                Co., Ltd., ADR              75,988
     5,500    Siliconware Precision
                Industries Company          15,510
    86,195    Taiwan Semiconductor
                Manufacturing
                Company                  1,309,305
    48,500    United
                Microelectronics
                Corporation, ADR+          431,650
                                      ------------
                                         1,891,246
                                      ------------
    THAILAND -- 0.1%
     5,200    Advanced Information
                Services PCL                55,355
     1,524    Shin Corporations PCL+        22,888
                                      ------------
                                            78,243
                                      ------------
    TURKEY -- 0.0%#
    23,299    Turkcell Iletisim
                Hizmetleri AS               65,238
                                      ------------
    UNITED KINGDOM -- 27.5%
    15,600    Abbey National Plc           541,471
    23,100    Allied Domeq Plc             144,326
     8,500    Amvescap Plc                 294,355
     7,100    ARM Holdings Plc+             84,490
    39,136    Astra Zeneca Group Plc     1,829,608
     2,800    Autonomy Corporation
                Plc+                        16,800
    35,200    AXA, SA                      991,584
    23,400    BAA Plc                      217,203
   102,400    Baltimore Technologies
                Plc+                        38,576

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
     4,800    Baltimore Technologies
                Plc+                  $      4,272
     8,500    Barclays Plc               1,066,750
    17,214    Bass Publishing
                Limited Company Plc        186,772
       600    Bespak Plc                     4,958
    15,492    BG Group Plc                 305,967
    47,100    Billiton Plc                 230,602
    17,172    Blue Circle Industries
                Plc                        118,942
     5,400    BOC Group Plc                159,300
       900    Body Shop
                International Plc            5,981
     2,800    Bookham Technology
                Plc+                         8,120
    82,600    BP Amoco Plc, ADR          4,117,610
     2,400    British Airways Plc          117,408
    17,291    British American
                Tobacco Plc                273,198
     1,500    British Biotech Plc+           4,448
     3,400    British Energy Plc            53,210
     6,300    British Sky
                Broadcasting Group
                Plc+                       378,000
    14,300    British
                Telecommunications
                Plc                        924,495
     2,000    Bunzl Plc                     68,500
    20,468    Cable & Wireless Plc         368,424
    11,300    Cadbury Schweppes Plc        307,360
     1,300    Cambridge Antibody
                Technology Group
                Plc, ADR+                   40,235
     3,000    Carlton Communications
                Plc                         72,300
     2,900    Celltech Group Plc+           95,700
     5,150    Coats Viyella Plc             11,353
     3,500    COLT Telecom Group
                Plc+                        98,000
     3,000    Cookson Group Plc             27,108
       970    Cordiant
                Communications Group
                Plc                         12,465
     6,700    Corus Group Plc               56,414
    19,783    Diageo Plc                   869,463
     1,000    Dialog Semiconductor
                Plc+                         4,020

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
    14,090    Dixons Group Plc        $    138,068
     2,300    Eidos Plc+                     8,855
     8,625    EMI Group Plc                 97,102
     6,500    Energis Plc+                  93,275
     1,400    Enodis Plc                    11,760
     3,700    Enterprise Oil Plc            92,130
    19,700    Eurotunnel Plc+               41,027
     2,200    Freeserve Plc+                24,750
       912    Galen Holdings Plc,
                ADR                         42,955
     3,700    Gallaher Group Plc            92,130
    15,900    Gkn Plc                      153,065
    68,536    Glaxo Wellcome Plc         3,851,723
    19,000    Great Universal Stores
                Plc                        162,332
    14,200    Halifax Group Plc            493,152
     2,825    Hanson Trust Plc             105,231
    16,500    Hilton Group Plc             110,690
    37,100    HSBC Holdings Plc          2,222,290
       200    ICON Plc+                      6,034
    32,900    Imagination
                Technologies Group
                Plc+                        53,167
     4,000    Imperial Chemical
                Industries Plc              95,000
     5,725    Imperial Tobacco Group
                Plc                        133,656
    24,580    Innogy Holdings Plc          755,835
     2,480    International Power
                Plc+                       104,904
    42,180    Invensys Plc                 159,575
     9,100    J Sainsbury Plc              226,911
       800    J.D. Wetherspoon Plc          20,702
     4,500    James Hardie
                Industries                  24,246
     1,100    Jazztel Plc+                   6,523
     2,100    Johnson Matthey Plc           62,258
    15,300    Kewill Systems Plc+           22,193
     1,100    Kidde Plc                     12,626
    14,700    Kingfisher Plc               159,912
       700    lastminute.com Plc+            1,449
     2,600    Laura Ashley Holdings
                Plc+                         6,856
    19,400    Legal & General Group
                Plc                        218,954
    30,300    Lloyds TSB Group Plc       1,209,376
     1,500    London Pacific Group
                Ltd. Plc                     8,820
     3,400    Lonmin Plc                    49,108

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
   560,400    Marconi Plc             $  1,996,705
    15,200    Marconi Plc                  113,696
    10,500    Marks & Spencer Plc          229,038
       600    MERANT Plc+                    3,600
     6,370    National Grid Group
                Plc                        235,053
     1,200    NDS Group Plc, ADR+           40,680
    14,100    Nxt Plc+                      55,103
     2,800    Nycomed Amersham Plc         102,200
     1,300    Oxford GlycoSciences
                Plc+                        20,475
     3,850    P & O Princess Cruises
                Plc                         81,620
    17,500    Pearson Plc                  287,959
     7,500    Peninsular & Oriental
                Steam Plc                   61,178
     3,600    Powergen Plc                 145,800
     3,000    Premier Farnell Plc           22,500
     2,300    Premier Oil Plc+               7,440
    21,800    Prudential Plc               526,727
    83,100    Psion Plc                    105,327
     1,000    Railtrack Group Plc           46,763
     8,500    Rank Group Plc                55,250
     6,300    Reed International Plc       223,020
     2,200    Regus Plc+                    23,364
     6,300    Rentokil Initial Plc         213,975
     5,253    Reuters Group Plc            408,421
     9,911    Rexam Plc                     42,667
     5,800    Rio Tinto Plc                421,370
     6,600    Rolls-Royce Plc              108,253
     6,300    Royal & Sun Alliance
                Insurance Group Plc        234,990
       900    Scottish & Southern
                Energy Plc                  84,173
     6,600    Scottish Power Plc           192,720
    36,500    Shell Transportation &
                Trading Plc              1,837,410
     2,820    Shire Pharmaceuticals
                Group Plc+                 156,510
     1,200    Signet Group Plc              45,240

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     1,000    SkyePharma Plc+         $     11,500
     2,000    Smith & Nephew Plc           105,020
    17,094    South African
                Breweries Plc              129,354
     6,900    Spirent Plc                   42,843
       900    Stolt Offshore SA,
                ADR+                        11,025
       650    Stolt-Nielsen SA Plc          11,603
     2,500    Tate & Lyle Plc               39,625
       600    Taylor Nelson Sofres
                Plc                         25,885
     4,707    Telewest
                Communications Plc+         59,544
    49,000    Tesco Plc                    532,356
     6,300    TI Group Plc                  67,347
     6,100    Tomkins Plc                   63,440
     3,100    Trinity Mirror Plc            34,573
    16,053    Unilever Plc                 553,828
     7,249    United Business Media
                Plc                         59,587
     6,100    United Utilities Plc         119,560
   146,562    Vodafone Group Plc         3,275,663
       300    Wembley Plc                   11,181
    15,000    Wolseley Plc, ADR+           558,513
     3,400    WPP Group Plc                170,850
                                      ------------
                                        39,240,952
                                      ------------
    UNITED STATES -- 0.0%#
       343    Calpine Corporation+          12,965
       103    Capstone Turbine
                Corporation+                 2,275
       300    Peak International
                Ltd.+                        1,920
       500    Philip Services
                Corporation                  1,423
       800    Silverline
                Technologies Ltd.            2,440
                                      ------------
                                            21,023
                                      ------------
    VENEZUELA -- 0.0%#
     1,400    C.A. La Electricidad
                de Caracas                  25,925

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    VENEZUELA (CONTINUED)
     1,200    Compania Anonima
                Nacional Telefonos
                de Venezuela          $     28,128
       600    Corimon CA SA                 16,440
                                      ------------
                                            70,493
                                      ------------
TOTAL COMMON STOCKS
  (Cost $126,610,053)                  139,649,033
                                      ------------
INVESTMENT COMPANY SECURITIES -- 1.5%
    UNITED STATES -- 1.5%
    33,000    MSCI Australia Index
                Fund                       319,770
       600    MSCI Belgium Index
                Fund                         6,684
    10,000    MSCI CDA Index Fund          115,000
    90,400    MSCI Japan Index Fund        924,792
    10,000    MSCI Mexico Free Index
                Fund                       168,500
    21,300    MSCI United Kingdom
                Index Fund                 335,475
     5,000    S&P Global 100 Index
                Fund                       316,500
                                      ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $2,193,868)                      2,186,721
                                      ------------
PRINCIPAL
----------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $1,065,000)
 1,065,000    Agreement with State
                Street Bank & Trust
                Company,
                3.8800% dated
                06/29/2001, to be
                repurchased at
                $1,065,344 on
                07/02/2001,
                collateralized by
                $1,050,000 U.S.
                Treasury Note,
                5.750%, maturing
                11/15/2005 (value
                $1,090,688)              1,065,000
                                      ------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $31,902,248)         22.4%     $ 31,902,248
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $161,771,169*)      122.7%      174,803,002
OTHER ASSETS AND
  LIABILITIES (NET)         (22.7)      (32,313,224)
                            -----      ------------
NET ASSETS                  100.0%     $142,489,778
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes $130,339,344.
** As of June 30, 2001, the market value of the securities on loan is $30,519,620. Collateral received for securities loaned of $31,902,248 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder International Equity Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Banks..................     11.4%     $ 16,306,099
Oil & Gas..............      8.9        12,639,038
Diversified
  Telecommunication
  Services.............      8.5        12,152,322
Pharmaceuticals........      8.1        11,552,180
Wireless
  Telecommunication
  Services.............      5.0         7,150,853
Industrial
  Conglomerates........      4.8         6,863,154
Diversified
  Financials...........      4.5         6,344,113
Communication
  Equipment............      4.3         6,133,036
Automobiles............      4.3         6,191,511
Media..................      3.6         5,125,502
Insurance..............      3.5         4,965,291
Electric Utilities.....      3.2         4,624,143
Semiconductor Equipment
  & Products...........      2.5         3,620,289
Household Durables.....      2.4         3,458,091
Food Products..........      2.4         3,356,430
Metals & Mining........      1.7         2,475,519
Chemicals..............      1.6         2,329,737
Beverages..............      1.4         1,937,703
Electronic Equipment &
  Instruments..........      1.3         1,811,641
Food & Drug
  Retailing............      1.1         1,588,749
Software...............      0.9         1,236,678
Real Estate............      0.9         1,276,764
Office Electronics.....      0.8         1,134,336
Machinery..............      0.8         1,122,147
Multiline Retail.......      0.7         1,045,845
Construction
  Materials............      0.6           874,039
Airlines...............      0.6           806,115
Textiles & Apparel.....      0.5           768,798
Hotels, Restaurants &
  Leisure..............      0.5           754,065
Computers &
  Peripherals..........      0.5           777,289
Building Products......      0.5           741,304
Trading Companies &
  Distributors.........      0.4           507,129
Tobacco................      0.4           545,034
Road & Rail............      0.4           532,870
Paper & Forest
  Products.............      0.4           539,856

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
Leisure Equipment &
  Products.............      0.4%     $    533,956
Health Care Equipment &
  Supplies.............      0.4           497,462
Gas Utilities..........      0.4           521,234
Transportation
  Infrastructure.......      0.3           447,704
IT Consulting &
  Services.............      0.3           371,120
Internet Software &
  Services.............      0.3           471,358
Electrical Equipment...      0.3           397,146
Commercial Services &
  Supplies.............      0.3           417,649
Biotechnology..........      0.3           444,367
Specialty Retail.......      0.2           278,704
Multi-Utilities........      0.2           326,241
Auto Components........      0.2           249,193
Air Freight &
  Couriers.............      0.2           243,648
Personal Products......      0.1           129,138
Marine.................      0.1           167,676
Internet & Catalog
  Retail...............      0.1           162,332
Health Care Providers &
  Services.............      0.1           204,985
Energy Equipment &
  Services.............      0.1           121,836
Containers &
  Packaging............      0.1           168,504
Aerospace & Defense....      0.1           174,638
Other..................      0.0#           32,472
                           -----      ------------
TOTAL COMMON STOCKS....     98.0       139,649,033
INVESTMENT COMPANY
  SECURITIES...........      1.5         2,186,721
REPURCHASE AGREEMENT...      0.8         1,065,000
OTHER INVESTMENTS......     22.4        31,902,248
                           -----      ------------
TOTAL INVESTMENTS......    122.7       174,803,002
OTHER ASSETS AND
  LIABILITIES (NET)....    (22.7)      (32,313,224)
                           -----      ------------
NET ASSETS.............    100.0%     $142,489,778
                           =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 99.8%
    AEROSPACE & DEFENSE -- 2.2%
 110,000     DRS Technologies, Inc.+   $  2,527,800
                                       ------------
    AIR FREIGHT & COURIERS -- 2.6%
  45,000     A.C.L.N. Ltd.+               1,401,750
 400,000     Air Methods Corporation+     1,576,000
                                       ------------
                                          2,977,750
                                       ------------
    BANKS -- 5.6%
  60,000     Boston Private Financial
               Holdings, Inc.             1,344,000
  40,000     CVB Financial
               Corporation                  768,000
  75,000     Macatawa Bank
               Corporation                1,260,750
  50,000     Sterling Bancshares,
               Inc.                         959,000
  50,000     Superior Financial
               Corporation+                 745,000
  50,000     Wintrust Financial
               Corporation                1,242,500
                                       ------------
                                          6,319,250
                                       ------------
    BIOTECHNOLOGY -- 3.5%
 175,000     Organogenesis, Inc.+         1,295,000
 125,000     Serologicals
               Corporation+               2,667,500
                                       ------------
                                          3,962,500
                                       ------------
    CHEMICALS -- 2.6%
 100,000     Applied Films
               Corporation+               2,100,000
  82,500     Eden Bioscience
               Corporation+                 824,175
                                       ------------
                                          2,924,175
                                       ------------
    COMMERCIAL SERVICES & SUPPLIES -- 7.2%
  80,000     Baker Michael
               Corporation+               1,108,000
 275,000     Headwaters, Inc.+            4,400,000
  80,000     Mobile Mini, Inc.+           2,638,400
                                       ------------
                                          8,146,400
                                       ------------
    COMMUNICATION EQUIPMENT -- 3.8%
 120,000     Gentner Communications
               Corporation+               1,272,000
 150,000     SpectraLink Corporation+     1,951,500
  73,500     TESSCO Technologies,
               Inc.+                      1,034,145
                                       ------------
                                          4,257,645
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    COMPUTERS & PERIPHERALS -- 3.2%
 146,400     IKOS Systems, Inc.+       $  1,077,504
 169,400     Qualstar Corporation+        1,109,570
  30,000     ScanSource, Inc.+            1,422,600
                                       ------------
                                          3,609,674
                                       ------------
    CONSTRUCTION MATERIALS -- 1.6%
 220,000     Ceradyne, Inc.+              1,782,000
                                       ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 8.8%
 190,000     Alpha Technologies
               Group, Inc.+                 950,000
 155,000     Conductus, Inc.+               799,800
  40,000     DuraSwitch Industries,
               Inc.+                        619,600
  70,000     Jaco Electronics, Inc.+        429,800
  75,000     Measurement Specialties,
               Inc.+                      1,256,250
  75,000     Powell Industries, Inc.+     2,250,000
  75,000     SBS Technologies, Inc.+      1,419,000
 133,800     Spectrum Control, Inc.+        797,448
 330,000     White Electronic Designs
               Corporation+               1,428,900
                                       ------------
                                          9,950,798
                                       ------------
    ENERGY EQUIPMENT & SERVICES -- 2.4%
 200,000     NATCO Group, Inc., Class
               A+                         1,760,000
  50,000     Offshore Logistics,
               Inc.+                        950,000
                                       ------------
                                          2,710,000
                                       ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 12.6%
 160,000     Intuitive Surgical,
               Inc.+                      2,161,600
  75,000     Med-Design Corporation+      2,260,500
  60,000     Meridian Medical
               Technologies, Inc.+          795,000
  96,500     Micro Therapeutics,
               Inc.+                        772,000
 150,000     Neogen Corporation+          1,942,500
  50,000     Polymedica Corporation+      2,025,000
 200,000     Radiance Medical
               Systems, Inc.+             1,056,000
 300,000     STAAR Surgical Company+      1,449,000
 150,000     Transgenomic, Inc.+          1,816,500
                                       ------------
                                         14,278,100
                                       ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES -- 2.1%
  68,000     Horizon Health
               Corporation+            $    860,880
 100,000     Option Care, Inc.+           1,520,000
                                       ------------
                                          2,380,880
                                       ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
 100,000     Dave & Busters, Inc.+          841,000
  64,000     Multimedia Games, Inc.+      1,420,800
  55,000     O' Charley's, Inc.+          1,065,900
                                       ------------
                                          3,327,700
                                       ------------
    INDUSTRIAL CONGLOMERATES -- 1.2%
  35,000     Optimal Robotics
               Corporation+               1,330,000
                                       ------------
    INSURANCE -- 0.6%
       1     Aon Corporation                     35
  40,000     Scottish Annuity & Life
               Holdings Ltd.                680,000
                                       ------------
                                            680,035
                                       ------------
    INTERNET SOFTWARE & SERVICES -- 2.7%
 150,000     Websense, Inc.+              3,000,000
                                       ------------
    MACHINERY -- 1.7%
 300,000     Valence Technology,
               Inc.+                      1,929,000
                                       ------------
    MEDIA -- 5.6%
 205,000     Regent Communications,
               Inc.+                      2,457,950
  73,000     Saga Communications,
               Inc., Class A+             1,733,020
 240,000     TTM Technologies, Inc.+      2,112,000
                                       ------------
                                          6,302,970
                                       ------------
    OIL & GAS -- 3.6%
 150,000     Greka Energy Corporation     1,644,000
 190,000     Mallon Resources
               Corporation+               1,121,000
 200,000     Mission Resources
               Corporation+               1,352,000
                                       ------------
                                          4,117,000
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    PHARMACEUTICALS -- 2.3%
  80,000     First Horizon
               Pharmaceutical
               Corporation+            $  2,568,000
                                       ------------
    REAL ESTATE -- 5.7%
 160,000     Annaly Mortgage
               Management, Inc.           2,193,600
 135,000     Anthracite Capital, Inc.     1,491,750
 250,000     Rent-Way, Inc.+              2,725,000
                                       ------------
                                          6,410,350
                                       ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.3%
 160,000     BTU International, Inc.+       976,000
 108,525     Diodes, Inc.+                1,009,283
 350,000     inSilicon Corporation+       1,589,000
  70,000     Pericom Semiconductor
               Corporation+               1,100,400
 150,000     Uniroyal Technology
               Corporation+               1,275,000
                                       ------------
                                          5,949,683
                                       ------------
    SOFTWARE -- 8.5%
 500,000     Acclaim Entertainment,
               Inc.+                      2,440,000
  30,000     Caminus Corporation+           809,100
 100,000     Carreker Corporation+        2,150,000
 167,000     Ontrack Data
               International, Inc.+         960,250
  35,000     TALX Corporation             1,295,000
 100,000     TTI Team Telecom
               International Ltd.,
               ADR+                       1,944,000
                                       ------------
                                          9,598,350
                                       ------------
    SPECIALTY RETAIL -- 1.5%
 200,000     Gymboree Corporation+        1,700,000
                                       ------------
TOTAL COMMON STOCKS
  (Cost $97,957,568)                    112,740,060
                                       ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $889,000)
$889,000     Agreement with State
               Street Bank & Trust
               Company,
               3.880% dated
               06/29/2001, to be
               repurchased at
               $889,287 on
               07/02/2001,
               collateralized by
               $875,000 U.S. Treasury
               Note, 6.500% maturing
               02/28/2002
               (value $909,283)        $    889,000
                                       ------------
                                             VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $24,319,874)         21.5%     $ 24,319,874
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $123,166,442*)      122.1%      137,948,934
OTHER ASSETS AND
  LIABILITIES (NET)         (22.1)      (24,985,672)
                            -----      ------------
NET ASSETS                  100.0%     $112,963,262
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $122,643,915.
** As of June 30, 2001, the market value of the securities on loan is $24,382,163. Collateral received for securities loaned includes $312,219 in U.S. Government securities and the remaining $24,007,655 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder MidCap Select Fund (Formerly Munder Growth Opportunities Fund)
                 Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 94.7%
    AEROSPACE & DEFENSE -- 2.2%
  17,750     Precision Castparts
               Corporation              $   664,205
                                        -----------
    BANKS -- 5.2%
   8,900     Golden West Financial
               Corporation                  571,736
  13,700     National Commerce
               Financial Corporation        333,869
  11,600     Zions Bancorporation           684,400
                                        -----------
                                          1,590,005
                                        -----------
    BIOTECHNOLOGY -- 0.9%
   7,550     Millennium
               Pharmaceuticals, Inc.+       268,629
                                        -----------
    CHEMICALS -- 2.0%
  10,750     OM Group, Inc.                 604,688
                                        -----------
    COMMERCIAL SERVICES & SUPPLIES -- 6.6%
  14,750     Apollo Group, Inc.+            626,137
   8,550     Concord EFS, Inc.+             444,686
   6,200     CSG Systems
               International, Inc.+         359,600
  22,050     Tetra Tech, Inc.+              599,760
                                        -----------
                                          2,030,183
                                        -----------
    COMMUNICATION EQUIPMENT -- 2.6%
  10,400     L-3 Communications
               Holding, Inc.+               793,520
                                        -----------
    CONSTRUCTION & ENGINEERING -- 2.2%
   5,650     Jacobs Engineering Group,
               Inc.+                        368,550
  13,400     Quanta Services, Inc.+         295,336
                                        -----------
                                            663,886
                                        -----------
    DIVERSIFIED FINANCIALS -- 4.1%
   6,200     Affiliated Managers
               Group, Inc.+                 381,300
  10,400     Countrywide Credit
               Industries, Inc.             477,152
  12,300     Metris Companies, Inc.         414,633
                                        -----------
                                          1,273,085
                                        -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
  20,750     Broadwing, Inc.+               507,338
                                        -----------

SHARES                                        VALUE
---------------------------------------------------
    ELECTRIC UTILITIES -- 7.5%
  10,400     Allegheny Energy, Inc.     $   501,800
  16,400     DPL, Inc.                      474,944
  30,550     NRG Energy, Inc.+              674,544
  15,750     Orion Power Holdings,
               Inc.+                        375,007
  11,600     Reliant Resources, Inc.+       286,520
                                        -----------
                                          2,312,815
                                        -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
   7,500     Millipore Corporation          464,850
   5,400     Waters Corporation+            149,094
                                        -----------
                                            613,944
                                        -----------
    ENERGY EQUIPMENT & SERVICES -- 2.7%
  14,350     Hanover Compressor
               Company+                     474,842
   9,300     Nabors Industries, Inc.+       345,960
                                        -----------
                                            820,802
                                        -----------
    FOOD PRODUCTS -- 1.6%
  12,050     McCormick & Company, Inc.      506,341
                                        -----------
    GAS UTILITIES -- 1.1%
   7,000     Kinder Morgan, Inc.            351,750
                                        -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
   7,150     Coherent, Inc.+                258,616
                                        -----------
    HEALTH CARE PROVIDERS & SERVICES -- 8.4%
  11,700     Express Scripts, Inc.+         643,851
  27,900     Health Management
               Associates, Inc.+            587,016
  13,400     Lincare Holdings, Inc.+        402,134
  15,300     Patterson Dental Company+      504,900
   6,850     Trigon Healthcare, Inc.+       444,222
                                        -----------
                                          2,582,123
                                        -----------
    HOTELS, RESTAURANTS & LEISURE -- 3.9%
  17,975     Brinker International,
               Inc.+                        464,654
   6,350     International Game
               Technology+                  398,462
  14,400     Starbucks Corporation+         331,200
                                        -----------
                                          1,194,316
                                        -----------
    HOUSEHOLD DURABLES -- 1.1%
   8,050     Lennar Corporation             335,685
                                        -----------

                       See Notes to Financial Statements.

           Munder MidCap Select Fund (Formerly Munder Growth Opportunities Fund)
                 Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 6.7%
  12,350     ACE Ltd.                   $   482,761
   8,000     Ambac Financial Group,
               Inc.                         465,600
   5,550     Everest Re Group, Ltd.         415,140
  16,800     Radian Group, Inc.             679,560
                                        -----------
                                          2,043,061
                                        -----------
    INTERNET SOFTWARE & SERVICES -- 1.3%
   6,850     TMP Worldwide, Inc.+           411,000
                                        -----------
    IT CONSULTING & SERVICES -- 1.5%
   6,300     Affiliated Computer
               Services, Inc., Class
               A+                           453,033
                                        -----------
    MEDIA -- 2.7%
  18,700     John Wiley & Sons, Inc.        442,255
   5,550     Macrovision Corporation+       380,175
                                        -----------
                                            822,430
                                        -----------
    OIL & GAS -- 3.2%
  12,050     Apache Corporation             611,537
  11,500     Precision Drilling
               Corporation+                 359,260
                                        -----------
                                            970,797
                                        -----------
    PHARMACEUTICALS -- 5.2%
  10,000     Biovail Corporation+           435,000
   6,050     Enzon, Inc.+                   378,125
  14,609     King Pharmaceuticals,
               Inc.+                        785,234
                                        -----------
                                          1,598,359
                                        -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.6%
  11,700     Cree, Inc.+                    305,896
  12,800     Microchip Technology,
               Inc.+                        427,904
  12,200     Zoran Corporation+             362,584
                                        -----------
                                          1,096,384
                                        -----------
    SOFTWARE -- 8.7%
   8,050     Black Box Corporation+         542,248
  27,250     Cadence Design Systems,
               Inc.+                        507,668
  52,400     Inet Technologies, Inc.+       429,156
  15,050     Intuit+                        601,849

SHARES                                        VALUE
---------------------------------------------------
    SOFTWARE (CONTINUED)
   3,300     NVIDIA Corporation+        $   306,075
   9,900     Rational Software
               Corporation+                 277,695
                                        -----------
                                          2,664,691
                                        -----------
    SPECIALTY RETAIL -- 1.4%
  13,400     Bed Bath & Beyond, Inc.+       418,080
                                        -----------
    TEXTILES & APPAREL -- 2.3%
  16,000     Jones Apparel Group,
               Inc.+                        691,200
                                        -----------
    TOBACCO -- 0.9%
   5,000     R.J. Reynolds Tobacco
               Holdings, Inc.               273,000
                                        -----------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.7%
  14,300     Nextel Partners, Inc.+         221,936
TOTAL COMMON STOCKS
  (Cost $26,133,805)                     29,035,902
                                        -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $885,000)
$885,000     Agreement with State
               Street Bank and Trust
               Company,
               3.880% dated
               06/29/2001, to be
               repurchased at $885,286
               on 07/02/2001,
               collateralized by
               $920,000 U.S. Treasury
               Bill, 3.530% maturing
               12/27/2001 (value
               $903,900)                    885,000
                                        -----------
TOTAL INVESTMENTS
  (Cost $27,018,805*)         97.6%      29,920,902
OTHER ASSETS AND
  LIABILITIES (NET)            2.4          722,577
                             -----      -----------
NET ASSETS                   100.0%     $30,643,479
                             =====      ===========

------------
* Aggregate cost for Federal tax purposes is $27,028,709.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.3%
    BANKS -- 6.1%
   175,000    FleetBoston Financial
                Corporation           $  6,903,750
   215,000    Mellon Financial
                Corporation              9,890,000
   140,000    U.S. Bancorp               3,190,600
    58,700    Washington Mutual,
                Inc.                     2,204,185
    95,000    Wells Fargo & Company      4,410,850
                                      ------------
                                        26,599,385
                                      ------------
    BEVERAGES -- 2.2%
   233,000    Anheuser-Busch
                Companies, Inc.          9,599,600
                                      ------------
    BIOTECHNOLOGY -- 1.2%
    83,000    Amgen, Inc.+               5,036,440
                                      ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.0%
   184,000    Automatic Data
                Processing, Inc.         9,144,800
    79,700    Concord EFS, Inc.+         4,145,197
                                      ------------
                                        13,289,997
                                      ------------
    COMMUNICATION EQUIPMENT -- 2.0%
   250,000    Cisco Systems, Inc.+       4,550,000
    68,000    Comverse Technology,
                Inc.+                    3,882,800
    13,100    Tellabs, Inc.+               253,878
                                      ------------
                                         8,686,678
                                      ------------
    COMPUTERS & PERIPHERALS -- 4.2%
   135,000    EMC Corporation            3,921,750
   127,000    International Business
                Machines Corporation    14,351,000
                                      ------------
                                        18,272,750
                                      ------------
    DIVERSIFIED FINANCIALS -- 6.1%
    95,000    Capital One Financial
                Corporation              5,700,000
   214,618    Citigroup, Inc.           11,340,415
   135,000    Freddie Mac                9,450,000
                                      ------------
                                        26,490,415
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.6%
   213,000    Qwest Communications
                International, Inc.      6,788,310
   100,000    SBC Communications         4,006,000

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    94,500    Verizon
                Communications, Inc.  $  5,055,750
                                      ------------
                                        15,850,060
                                      ------------
    ELECTRICAL EQUIPMENT -- 1.0%
    72,000    Emerson Electric
                Company                  4,356,000
                                      ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
    50,000    Celestica, Inc.            2,575,000
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 2.0%
   130,400    BJ Services Company+       3,700,752
   152,600    Hanover Compressor
                Company+                 5,049,534
                                      ------------
                                         8,750,286
                                      ------------
    FOOD & DRUG RETAILING -- 4.9%
   220,000    Safeway, Inc.+            10,560,000
   400,000    SYSCO Corporation         10,860,000
                                      ------------
                                        21,420,000
                                      ------------
    GAS UTILITIES -- 2.1%
   178,350    El Paso Corporation        9,370,509
                                      ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.6%
   146,000    Baxter International,
                Inc.                     7,154,000
   180,000    Biomet, Inc.               8,650,800
                                      ------------
                                        15,804,800
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 2.1%
   135,500    Cardinal Health, Inc.      9,349,500
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.3%
   180,000    Brinker International,
                Inc.+                    4,653,000
   169,000    Darden Restaurants,
                Inc.                     4,715,100
   200,000    Wendy's International,
                Inc.                     5,108,000
                                      ------------
                                        14,476,100
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 7.6%
   405,000    General Electric
                Company                 19,743,750
   250,292    Tyco International
                Ltd.                    13,640,914
                                      ------------
                                        33,384,664
                                      ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 7.5%
   128,000    American General
                Corporation           $  5,945,600
   133,299    American International
                Group, Inc.             11,463,714
    87,500    Marsh & McLennan
                Companies, Inc.          8,837,500
    87,000    MGIC Investment
                Corporation              6,319,680
                                      ------------
                                        32,566,494
                                      ------------
    INTERNET SOFTWARE & SERVICES -- 0.6%
    54,300    Check Point Software
                Technologies Ltd.+       2,745,951
                                      ------------
    MEDIA -- 4.5%
    69,500    AOL Time Warner, Inc.+     3,683,500
   210,000    Interpublic Group of
                Companies, Inc.          6,163,500
   113,500    Omnicom, Inc.              9,761,000
                                      ------------
                                        19,608,000
                                      ------------
    MULTILINE RETAIL -- 3.4%
   265,000    Family Dollar Stores,
                Inc.                     6,791,950
    40,000    Kohl's Corporation+        2,509,200
   113,500    Wal-Mart Stores, Inc.      5,538,800
                                      ------------
                                        14,839,950
                                      ------------
    MULTI-UTILITIES -- 0.3%
    24,500    Dynegy, Inc., Class A      1,139,250
                                      ------------
    OIL & GAS -- 5.2%
    66,000    Devon Energy
                Corporation              3,465,000
    83,200    Exxon Mobil
                Corporation              7,267,520
   135,000    Royal Dutch Petroleum
                Company, GDR             7,866,450
    90,000    Tosco Corporation          3,964,500
                                      ------------
                                        22,563,470
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    PHARMACEUTICALS -- 8.0%
    62,000    American Home Products
                Corporation           $  3,623,280
   222,000    Johnson & Johnson         11,100,000
   181,000    Merck & Company, Inc.     11,567,710
   111,000    Pfizer, Inc.               4,445,550
   110,000    Schering-Plough
                Corporation              3,986,400
                                      ------------
                                        34,722,940
                                      ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
   205,000    Intel Corporation          5,996,250
   141,000    Maxim Integrated
                Products, Inc.+          6,233,610
                                      ------------
                                        12,229,860
                                      ------------
    SOFTWARE -- 6.8%
    64,000    Amdocs Ltd.+               3,446,400
   255,200    Microsoft Corporation+    18,629,600
   200,000    Oracle Systems
                Corporation+             3,800,000
    58,499    VERITAS Software
                Corporation+             3,891,939
                                      ------------
                                        29,767,939
                                      ------------
    SPECIALTY RETAIL -- 2.8%
    40,000    Bed Bath & Beyond,
                Inc.+                    1,248,000
   100,000    Home Depot, Inc.           4,655,000
    90,000    Lowes Companies, Inc.      6,529,500
                                      ------------
                                        12,432,500
                                      ------------
    TOBACCO -- 0.8%
    67,900    Philip Morris
                Companies, Inc.          3,445,924
                                      ------------
TOTAL COMMON STOCKS
  (Cost $355,555,049)                  429,374,462
                                      ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
  (Cost $3,040,000)
$3,040,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,040,983 on
                07/02/2001,
                collateralized by
                $3,155,000 U.S.
                Treasury Bill,
                3.500% maturing
                12/13/2001 (value
                $3,104,520)           $  3,040,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $13,969,550)        3.2%     $ 13,969,550
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $372,564,599*)    102.2%      446,384,012
OTHER ASSETS AND
  LIABILITIES (NET)        (2.2)       (9,603,728)
                          -----      ------------
NET ASSETS                100.0%     $436,780,284
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $372,564,599.
** As of June 30, 2001 the market value of the securities on loan is $13,319,341. Collateral received for securities loaned of $13,969,550 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Power Plus Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.6%
    DISTRIBUTED POWER -- 16.6%
   170,300    ABB Ltd., ADR+          $  2,580,045
   161,100    Active Power, Inc.+        2,687,148
    40,300    AstroPower, Inc.+          2,101,242
    49,300    C&D Technologies, Inc.     1,528,300
   119,500    Caminus Corporation+       3,222,915
   129,900    Capstone Turbine
                Corporation+             2,869,491
   227,700    Evergreen Solar, Inc.+     2,185,920
    89,800    FuelCell Energy, Inc.+     2,073,482
    22,300    IMPCO Technologies,
                Inc.+                      788,305
    57,700    Intermagnetics General
                Corporation              1,869,480
    22,800    International
                Rectifier
                Corporation+               777,480
    19,100    NEG Micon AS+                867,391
   221,200    Peco II, Inc.+             1,448,860
    73,200    Power-One, Inc.+           1,218,048
    53,300    Quanta Services, Inc.+     1,174,732
                                      ------------
                                        27,392,839
                                      ------------
    DRILLING -- 11.6%
    23,350    Atwood Oceanics, Inc.+       819,585
    43,750    ENSCO International,
                Inc.                     1,023,750
   160,000    Enserco Energy Service
                Company, Inc.+           2,024,249
   183,200    Ensign Resource Group,
                Inc.                     1,816,790
   198,500    Key Energy Group,
                Inc.+                    2,151,740
    27,450    Nabors Industries,
                Inc.+                    1,021,140
    37,350    Noble Drilling
                Corporation+             1,223,212
    65,300    Patterson-UTI Energy,
                Inc.+                    1,166,911
    71,550    Precision Drilling
                Corporation+             2,235,222
    52,300    Rowan Companies, Inc.+     1,155,830
 1,281,000    Savanna Energy
                Services
                Corporation+, ++         2,500,128
    48,500    Transocean Sedco
                Forex, Inc.              2,000,625
                                      ------------
                                        19,139,182
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    ENERGY CONVERGENCE -- 7.7%
    50,200    AES Corporation+        $  2,161,110
    55,100    Calpine Corporation+       2,082,780
    49,400    Dynegy, Inc., Class A      2,297,100
    51,000    Enron Corporation          2,499,000
    36,500    Mirant Corporation+        1,255,600
   100,900    Orion Power Holdings,
                Inc.+                    2,402,429
                                      ------------
                                        12,698,019
                                      ------------
    EXPLORATION & PRODUCTION -- 25.4%
    46,800    Alberta Energy Company
                Ltd., ADR                1,930,032
    36,100    Anadarko Petroleum
                Corporation              1,950,483
    38,700    Apache Corporation         1,964,025
   107,100    Bonavista Petroleum
                Ltd.+                    2,025,415
    50,000    Burlington Resources,
                Inc.                     1,997,500
    78,700    Cabot Oil & Gas
                Corporation, Class A     1,920,280
   102,700    Canadian Hunter
                Exploration Ltd.+        2,503,888
    46,050    Devon Energy
                Corporation              2,417,625
    30,700    Kerr-McGee Corporation     2,034,489
    60,200    Louis Dreyfus Natural
                Gas Corporation+         2,097,970
    43,200    Mitchell Energy &
                Development
                Corporation, Class A     1,998,000
    64,100    Newfield Exploration
                Company+                 2,055,046
    83,550    Nexen, Inc.                2,102,118
   112,700    Ocean Energy, Inc.         1,966,615
   118,250    Pioneer Natural
                Resources Company+       2,016,162
   142,100    Rio Alto Exploration
                Ltd.+                    2,457,911
    53,600    Talisman Energy, Inc.      2,041,624
   135,500    Unit Corporation+          2,147,675
    60,800    Unocal Corporation         2,076,320

                       See Notes to Financial Statements.

           Munder Power Plus Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    EXPLORATION & PRODUCTION (CONTINUED)
   109,500    Vintage Petroleum,
                Inc.                  $  2,047,650
                                      ------------
                                        41,750,828
                                      ------------
    INTEGRATED OIL & GAS -- 28.0%
    71,600    BP Amoco Plc, ADR          3,569,260
   109,800    Conoco, Inc., Class B      3,173,220
    71,400    El Paso Corporation        3,751,356
    88,800    Equitable Resources,
                Inc.                     2,957,928
   126,800    Imperial Oil Ltd., ADR     3,265,100
    50,100    Murphy Oil Corporation     3,687,360
    65,450    Phillips Petroleum
                Company                  3,730,650
    64,050    Royal Dutch Petroleum
                Company, GDR             3,732,193
   223,700    Sasol Ltd., ADR            2,028,959
   132,100    Suncor Energy, Inc.        3,394,970
    46,550    TotalFinaElf SA, ADR       3,267,810
   128,500    USX-Marathon Group         3,792,035
    88,700    Western Gas Resources,
                Inc.                     2,891,620
    87,050    Williams Companies,
                Inc.                     2,868,298
                                      ------------
                                        46,110,759
                                      ------------
    OIL SERVICE & EQUIPMENT -- 10.3%
    44,450    Baker Hughes, Inc.         1,489,075
    67,200    BJ Services Company+       1,907,136
    29,750    Coflexip SA, ADR           1,923,337
    31,300    Cooper Cameron
                Corporation+             1,746,540
    78,500    Dril-Quip, Inc.+           1,690,105
    70,300    Hanover Compressor
                Company+                 2,326,227
    21,850    Lone Star
                Technologies, Inc.+        790,970
   127,000    NATCO Group, Inc.,
                Class A+                 1,117,600
   155,600    Oil States
                International, Inc.+     1,434,632

SHARES                                       VALUE
--------------------------------------------------
    OIL SERVICE & EQUIPMENT (CONTINUED)
    15,100    Schlumberger Ltd.       $    795,015
   134,100    Stolt Offshore SA,
                ADR+                     1,642,725
                                      ------------
                                        16,863,362
                                      ------------
TOTAL COMMON STOCKS
  (Cost $182,003,376)                  163,954,989
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $2,180,000)
$2,180,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                6/29/2001, to be
                repurchased at
                $2,180,705 on
                07/02/2001,
                collateralized by
                $2,265,000 U.S.
                Treasury Bill,
                3.530% maturing
                12/27/2001 (value
                $2,225,363)              2,180,000
                                      ------------

TOTAL INVESTMENTS
  (Cost $184,183,376*)      100.9%      166,134,989
OTHER ASSETS AND
  LIABILITIES (NET)          (0.9)       (1,549,653)
                            -----      ------------
NET ASSETS                  100.0%     $164,585,336
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $185,361,302.
 + Non-income producing security.
++ Affiliated security.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.3%
    APARTMENTS -- 21.3%
 28,675    Apartment Investment &
             Management Company,
             Class A                   $ 1,382,135
 38,100    Archstone Communities
             Trust                         982,218
 31,359    Avalon Bay Community, Inc.    1,466,033
 64,100    Camden Property Trust         2,352,470
 33,600    Charles E. Smith
             Residential Realty, Inc.    1,685,040
 62,550    Equity Residential
             Properties Trust            3,537,203
 22,625    Essex Property Trust, Inc.    1,121,069
                                       -----------
                                        12,526,168
                                       -----------
    COMMUNITY SHOPPING CENTERS -- 5.5%
 30,200    Developers Diversified
             Realty Corporation            555,076
 56,875    Kimco Realty Corporation      2,693,031
                                       -----------
                                         3,248,107
                                       -----------
    DIVERSIFIED -- 9.7%
146,100    Correctional Properties
             Trust                       2,080,464
 51,000    Pinnacle Holdings, Inc.+        306,510
 54,625    Vornado Realty Trust          2,132,560
 51,425    Washington Real Estate
             Investment Trust            1,215,687
                                       -----------
                                         5,735,221
                                       -----------
    HOTELS -- 4.3%
123,600    Host Marriott Corporation     1,547,472
 27,200    MeriStar Hospitality
             Corporation                   646,000
  8,600    Starwood Hotels & Resorts
             Worldwide, Inc.               320,608
                                       -----------
                                         2,514,080
                                       -----------
    OFFICE AND INDUSTRIAL -- 46.3%
 81,625    AMB Property Corporation      2,102,660
 65,475    Boston Properties, Inc.       2,677,927
 52,125    CarrAmerica Realty
             Corporation                 1,589,812

SHARES                                       VALUE
--------------------------------------------------
    OFFICE AND INDUSTRIAL (CONTINUED)
 34,050    CenterPoint Properties
             Corporation               $ 1,709,310
128,200    Corporate Office
             Properties Trust, Inc.      1,282,000
 34,750    Cousins Properties, Inc.        933,038
 45,500    Crescent Real Estate
             Equities Company            1,117,935
 90,600    Duke-Weeks Realty
             Corporation                 2,251,410
127,394    Equity Office Properties
             Trust                       4,029,472
 52,625    Kilroy Realty Corporation     1,531,388
 56,000    Mission West Properties,
             Inc.                          677,600
 95,175    Reckson Associates Realty
             Corporation                 2,189,025
 70,200    SL Green Realty
             Corporation                 2,127,762
 50,075    Spieker Properties, Inc.      3,001,996
                                       -----------
                                        27,221,335
                                       -----------
    REGIONAL MALLS -- 9.1%
 54,650    CBL & Associates
             Properties, Inc.            1,677,209
 25,300    General Growth Properties,
             Inc.                          995,808
 90,025    Simon Property Group, Inc.    2,698,049
                                       -----------
                                         5,371,066
                                       -----------
    STORAGE -- 3.1%
 61,375    Public Storage, Inc.          1,819,769
                                       -----------
TOTAL COMMON STOCKS
  (Cost $52,240,784)                    58,435,746
                                       -----------

TOTAL INVESTMENTS
  (Cost $52,240,784*)       99.3%      58,435,746
OTHER ASSETS AND
  LIABILITIES (NET)          0.7          422,306
                           -----      -----------
NET ASSETS                 100.0%     $58,858,052
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $52,317,929.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE & DEFENSE -- 3.4%
    16,700    Alliant Techsystems,
                Inc.+                  $  1,501,330
    26,800    Triumph Group, Inc.+        1,313,200
                                       ------------
                                          2,814,530
                                       ------------
    AIR FREIGHT & COURIERS -- 0.8%
    43,300    UTI Worldwide, Inc.           689,336
                                       ------------
    AUTOMOBILES -- 0.6%
    16,000    Monaco Coach
                Corporation+                531,200
                                       ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.3%
     4,200    Borg Warner, Inc.             208,404
                                       ------------
    BANKS -- 3.9%
    31,200    FirstFed Financial
                Corporation+                929,760
    28,000    OceanFirst Financial
                Corporation                 726,320
    32,000    Prosperity Bancshares,
                Inc.                        765,760
    29,500    Republic Bancorp, Inc.        410,050
    16,000    Wintrust Financial
                Corporation                 397,600
                                       ------------
                                          3,229,490
                                       ------------
    BEVERAGES -- 2.6%
    52,400    Constellation Brands,
                Inc., Class A+            2,148,400
                                       ------------
    BUILDING PRODUCTS -- 0.6%
    20,900    Universal Forest
                Products, Inc.              470,250
                                       ------------
    CHEMICALS -- 5.5%
    19,800    Cambrex Corporation         1,001,484
    33,200    Ferro Corporation             724,092
     8,000    Minerals Technologies,
                Inc.                        343,360
    58,800    Olin Corporation              999,012
    13,700    OM Group, Inc.                770,625
    27,200    Spartech Corporation          656,880
                                       ------------
                                          4,495,453
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    14,000    F.Y.I., Inc.+            $    574,000
    23,600    Harland (John H.)
                Company                     549,880
    17,600    Quixote Corporation           502,832
                                       ------------
                                          1,626,712
                                       ------------
    COMMUNICATION EQUIPMENT -- 3.1%
    26,100    Anixter International,
                Inc.+                       801,270
    86,100    Peco II, Inc.+                563,955
    50,100    REMEC, Inc.+                  621,240
    40,430    Stratos Lightwave,
                Inc.+                       525,590
                                       ------------
                                          2,512,055
                                       ------------
    COMPUTERS & PERIPHERALS -- 1.2%
   148,450    Qualstar Corporation+         972,348
                                       ------------
    CONSTRUCTION & ENGINEERING -- 1.6%
    29,700    Baker Michael
                Corporation+                411,345
    41,800    Quanta Services, Inc.+        921,272
                                       ------------
                                          1,332,617
                                       ------------
    DIVERSIFIED FINANCIALS -- 6.2%
     9,000    Affiliated Managers
                Group, Inc.+                553,500
    28,000    Allied Capital
                Corporation                 648,200
    43,000    American Capital
                Strategies Ltd.           1,206,580
    29,500    American Home Mortgage
                Holdings, Inc.              351,197
    51,900    Financial Federal
                Corporation+              1,502,505
    24,100    Metris Companies, Inc.+       812,411
                                       ------------
                                          5,074,393
                                       ------------
    ELECTRIC UTILITIES -- 4.6%
    49,300    ALLETE                      1,109,250
    59,600    Cleco Corporation           1,355,900
    23,500    Conectiv                      507,600
    24,900    Public Service Company
                of New Mexico               799,290
                                       ------------
                                          3,772,040
                                       ------------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT -- 3.0%
    45,800    AMETEK, Inc.             $  1,399,190
    34,400    C&D Technologies, Inc.      1,066,400
                                       ------------
                                          2,465,590
                                       ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
    26,500    ACT Manufacturing,
                Inc.+                       289,910
    53,550    Active Power, Inc.+           893,214
    29,200    Methode Electronics,
                Inc.,
                Class A+                    251,120
                                       ------------
                                          1,434,244
                                       ------------
    ENERGY EQUIPMENT & SERVICES -- 3.0%
    63,900    Key Energy Group, Inc.+       692,676
    21,000    Lone Star Technologies,
                Inc.+                       760,200
    39,700    NATCO Group, Inc.,
                Class A+                    349,360
    69,350    Oil States
                International, Inc.+        639,407
                                       ------------
                                          2,441,643
                                       ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 5.2%
    66,700    Orthofix International
                N.V., ADR+                1,789,561
    61,250    Polymedica Corporation+     2,480,625
                                       ------------
                                          4,270,186
                                       ------------
    HEALTH CARE PROVIDERS & SERVICES -- 3.1%
    43,300    Orthodontic Centers of
                America, Inc.+            1,315,887
    67,000    Owens & Minor, Inc.         1,273,000
                                       ------------
                                          2,588,887
                                       ------------
    HOTELS, RESTAURANTS & LEISURE -- 6.1%
    25,000    Argosy Gaming Company+        694,000
    33,850    Brinker International,
                Inc.+                       875,022
    80,500    Penn National Gaming,
                Inc.+                     2,044,700
    82,200    Ruby Tuesday, Inc.          1,405,620
                                       ------------
                                          5,019,342
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    HOUSEHOLD DURABLES -- 4.6%
    21,000    Centex Corporation       $    855,750
    17,400    Furniture Brands
                International, Inc.+        487,200
    11,000    Mohawk Industries,
                Inc.+                       387,200
     3,200    NVR, Inc.+                    473,600
    12,800    The Ryland Group, Inc.        647,680
    24,300    Toll Brothers, Inc.+          955,233
                                       ------------
                                          3,806,663
                                       ------------
    INSURANCE -- 6.1%
    61,000    Arthur J. Gallagher &
                Company                   1,586,000
    45,800    Radian Group, Inc.          1,852,610
     8,000    RenaissanceRe Holdings
                Ltd.                        592,800
    10,000    The Midland Company           445,000
    28,000    The Phoenix Companies,
                Inc.+                       520,800
                                       ------------
                                          4,997,210
                                       ------------
    MACHINERY -- 4.1%
    26,900    Astec Industries, Inc.+       464,025
    24,200    CIRCOR International,
                Inc.                        436,810
    33,400    Oshkosh Truck
                Corporation               1,477,950
    38,000    Reliance Steel &
                Aluminum Company            959,500
                                       ------------
                                          3,338,285
                                       ------------
    OIL & GAS -- 3.6%
    47,250    Enserco Energy Service
                Company, Inc.+              597,786
    64,300    Stolt Offshore SA, ADR+       787,675
    51,700    Vintage Petroleum, Inc.       966,790
    19,100    Western Gas Resources,
                Inc.                        622,660
                                       ------------
                                          2,974,911
                                       ------------
    REAL ESTATE -- 14.9%
   125,400    Annaly Mortgage
                Management, Inc.          1,719,234
    73,700    Anthracite Capital,
                Inc.                        814,385
    27,800    CBL & Associates
                Properties, Inc.            853,182

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    REAL ESTATE (CONTINUED)
    27,000    CenterPoint Properties
                Corporation            $  1,355,400
    22,000    Charles E. Smith
                Residential Realty,
                Inc.                      1,103,300
   120,100    Correctional Properties
                Trust                     1,710,224
    20,800    Essex Property Trust,
                Inc.                      1,030,640
    29,300    Kilroy Realty
                Corporation                 852,630
    36,000    Mission West
                Properties, Inc.            435,600
    70,700    Reckson Associates
                Realty Corporation        1,626,100
    25,700    SL Green Realty
                Corporation                 778,967
                                       ------------
                                         12,279,662
                                       ------------
    ROAD & RAIL -- 1.0%
    34,400    Dollar Thrifty
                Automotive Group,
                Inc.+                       825,600
                                       ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.4%
    35,500    General Semiconductor,
                Inc.+                       371,330
                                       ------------
    SPECIALTY RETAIL -- 1.1%
    47,300    Sonic Automotive, Inc.,
                Class A+                    903,430
                                       ------------
    TEXTILES & APPAREL -- 2.6%
    87,600    Quaker Fabric
                Corporation+                897,900
    73,700    Russell Corporation         1,252,164
                                       ------------
                                          2,150,064
                                       ------------
TOTAL COMMON STOCKS
  (Cost $66,263,574)                     79,744,275
                                       ------------
PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $3,488,000)
$3,488,000    Agreement with State
                Street Bank and Trust
                Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,489,128 on
                07/02/2001
                collateralized by
                $3,625,000 U.S.
                Treasury Bill, 3.53%,
                maturing 12/27/2001
                (value $3,561,563)     $  3,488,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $9,558,318)         11.6%        9,558,318
                                      ------------
TOTAL INVESTMENTS
  (Cost $79,309,892*)      112.7%       92,790,593
OTHER ASSETS AND
  LIABILITIES (NET)        (12.7)      (10,455,391)
                           -----      ------------
NET ASSETS                 100.0%     $ 82,335,202
                           =====      ============

------------
 * Aggregate cost for Federal tax purposes is $79,493,716.
** As of June 29, 2001, the market value of the securities on loan is $9,244,194. Collateral received for securities loaned includes $9,558,318 in U.S. Government securities.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 99.2%
    AEROSPACE & DEFENSE -- 1.0%
   104,800   Aeroflex, Inc.+         $  1,100,400
                                     ------------
    AIR FREIGHT & COURIERS -- 1.0%
    36,600   Forward Air
               Corporation+             1,096,170
                                     ------------
    BANKS -- 2.8%
    14,000   Commerce Bancorp, Inc.       981,400
    35,525   Greater Bay Bancorp          887,415
    37,950   Southwest
               Bancorporation of
               Texas, Inc.+             1,146,469
                                     ------------
                                        3,015,284
                                     ------------
    BIOTECHNOLOGY -- 4.9%
    19,600   Aviron+                    1,117,200
    70,100   Genencor
               International, Inc.+     1,113,889
   132,850   Organogenesis, Inc.+         983,090
    47,500   Serologicals
               Corporation+             1,013,650
   133,100   Texas Biotechnology
               Corporation+             1,115,378
                                     ------------
                                        5,343,207
                                     ------------
    BUILDING PRODUCTS -- 0.6%
    32,650   Trex Company, Inc.+          628,513
                                     ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.8%
    37,125   Getty Images, Inc.+          974,902
    83,650   Headwaters, Inc.+          1,338,400
    32,800   Mobile Mini, Inc.+         1,081,744
    25,700   Tetra Tech, Inc.+            699,040
                                     ------------
                                        4,094,086
                                     ------------
    COMMUNICATION EQUIPMENT -- 6.4%
    60,700   Anaren Microwave,
               Inc.+                    1,214,000
    96,750   Ditech Communications
               Corporation+               717,885
   141,650   DMC Stratex Networks,
               Inc.+                    1,416,500
   131,950   LCC International,
               Inc.+                      873,509

SHARES                                      VALUE
-------------------------------------------------
    COMMUNICATION EQUIPMENT (CONTINUED)
   101,700   SpectraLink
               Corporation+          $  1,323,117
   109,800   Stratos Lightwave,
               Inc.+                    1,427,400
                                     ------------
                                        6,972,411
                                     ------------
    COMPUTERS & PERIPHERALS -- 1.8%
   190,400   Read-Rite Corporation+     1,014,832
    20,323   ScanSource, Inc.+            963,717
                                     ------------
                                        1,978,549
                                     ------------
    CONSTRUCTION & ENGINEERING -- 0.8%
    39,800   Quanta Services, Inc.+       877,192
                                     ------------
    DIVERSIFIED FINANCIALS -- 2.4%
    24,075   FactSet Research
               Systems, Inc.              859,477
    59,325   Financial Federal
               Corporation+             1,717,459
                                     ------------
                                        2,576,936
                                     ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES --1.2%
   151,500   Lexent, Inc.+              1,308,960
                                     ------------
    ELECTRICAL EQUIPMENT -- 1.8%
    31,550   C&D Technologies, Inc.       978,050
    35,044   MKS Instruments, Inc.+     1,009,267
                                     ------------
                                        1,987,317
                                     ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.4%
    48,389   Avnet, Inc.                1,084,881
    49,800   DSP Group, Inc.+           1,068,210
    43,000   eFunds Corporation+          799,800
    48,675   SBS Technologies,
               Inc.+                      920,931
    57,700   Therma-Wave, Inc.+         1,100,339
    30,525   Varian, Inc.+                985,958
   213,525   White Electronic
               Designs Corporation+       924,563
                                     ------------
                                        6,884,682
                                     ------------
    ENERGY EQUIPMENT & SERVICES -- 2.7%
    69,225   Key Energy Group,
               Inc.+                      750,399
    52,700   Offshore Logistics,
               Inc.+                    1,001,300
    27,975   The Shaw Group, Inc.+      1,121,798
                                     ------------
                                        2,873,497
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD & DRUG RETAILING -- 1.2%
    46,250   Performance Food Group
               Company+              $  1,274,188
                                     ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
   159,350   Discovery Partners
               International+             844,555
    34,100   Noven Pharmaceuticals,
               Inc.+                    1,336,720
    51,950   Orthofix International
               N.V., ADR+               1,393,818
    33,900   Polymedica
               Corporation+             1,372,950
                                     ------------
                                        4,948,043
                                     ------------
    HEALTH CARE PROVIDERS & SERVICES -- 6.7%
    30,000   Accredo Health, Inc.+      1,115,700
    34,550   Apria Healthcare
               Group, Inc.+               996,768
    34,225   CryoLife, Inc.+            1,400,145
    61,450   Mid Atlantic Medical
               Services, Inc.+          1,101,798
    44,900   Province Healthcare
               Company+                 1,584,521
    28,411   Specialty
               Laboratories, Inc.+      1,075,356
                                     ------------
                                        7,274,288
                                     ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
    13,600   Anchor Gaming+               878,832
    20,800   CEC Entertainment,
               Inc.+                    1,026,480
    52,600   RARE Hospitality
               International, Inc.+     1,188,760
                                     ------------
                                        3,094,072
                                     ------------
    INTERNET SOFTWARE & SERVICES -- 3.8%
    15,725   Fair, Issac & Company,
               Inc.                       972,119
    23,375   IntraNet Solutions,
               Inc.+                      889,419
    51,525   Multex.com, Inc.+            837,281
    68,500   Websense, Inc.+            1,370,000
                                     ------------
                                        4,068,819
                                     ------------
    IT CONSULTING & SERVICES -- 1.0%
    92,850   Entegris, Inc.+            1,063,133
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    MACHINERY -- 1.9%
    37,800   Stewart & Stevenson
               Services, Inc.        $  1,247,400
   134,550   Valence Technology,
               Inc.+                      865,157
                                     ------------
                                        2,112,557
                                     ------------
    MEDIA -- 3.0%
   140,500   Spanish Broadcasting
               System, Inc.,
               Class A+                 1,153,505
   135,150   TTM Technologies,
               Inc.+                    1,189,320
    68,350   World Wrestling
               Federation
               Entertainment, Inc.,
               Class A+                   943,230
                                     ------------
                                        3,286,055
                                     ------------
    MISCELLANEOUS -- 1.7%
    18,150   Corinthian Colleges,
               Inc.+                      854,320
    23,375   Education Management
               Corporation+               936,169
                                     ------------
                                        1,790,489
                                     ------------
    MULTI-UTILITIES -- 0.6%
    37,650   Covanta Energy
               Corporation+               695,019
                                     ------------
    OIL & GAS -- 4.1%
    70,250   ATP Oil & Gas
               Corporation+               789,610
   144,550   Mission Resources
               Corporation+               977,158
    57,800   Remington Oil & Gas
               Corporation+             1,098,200
    18,300   Roper Industries, Inc.       764,025
    18,250   Stone Energy
               Corporation+               808,475
                                     ------------
                                        4,437,468
                                     ------------
    PERSONAL PRODUCTS -- 0.8%
    33,750   Elizabeth Arden, Inc.+       823,838
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS -- 7.1%
    36,050   Charles River
               Laboratories
               International, Inc.+  $  1,252,737
    68,300   Dendreon Corporation+      1,142,659
    61,600   Diversa Corporation+       1,252,944
    32,200   First Horizon
               Pharmaceutical
               Corporation+             1,033,620
    51,199   SICOR, Inc.+               1,182,697
    30,570   Titan Pharmaceuticals,
               Inc.+                      917,406
    27,300   ViroPharma, Inc.+            928,200
                                     ------------
                                        7,710,263
                                     ------------
    REAL ESTATE -- 2.2%
    93,950   Annaly Mortgage
               Management, Inc.         1,288,054
    40,850   Cousins Properties,
               Inc.                     1,096,823
                                     ------------
                                        2,384,877
                                     ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.9%
    27,000   EMCORE Corporation+          830,250
    65,224   Pericom Semiconductor
               Corporation+             1,025,321
    34,750   Pixelworks, Inc.+          1,241,965
                                     ------------
                                        3,097,536
                                     ------------
    SOFTWARE -- 8.4%
    20,700   Activision, Inc.+            812,475
    74,500   AremisSoft
               Corporation+             1,206,900
    82,100   Borland Software
               Corporation+             1,280,760
    63,375   Carreker Corporation+      1,362,562
    67,475   FileNET Corporation+         998,630
    38,100   Jack Henry &
               Associates, Inc.         1,181,100
    32,225   MapInfo Corporation+         708,950
    24,375   Netegrity, Inc.+             731,250
    38,125   Verity, Inc.+                760,594
                                     ------------
                                        9,043,221
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    SPECIALTY RETAIL -- 7.7%
    40,150   Cost Plus, Inc.+        $  1,204,500
    20,100   Direct Focus, Inc.+          954,750
    50,250   Gildan Activewear,
               Inc.+                      703,500
    44,550   School Specialty,
               Inc.+                    1,151,618
    38,500   The Men's Wearhouse,
               Inc.+                    1,062,600
    46,450   Too, Inc.+                 1,272,730
    36,425   Ultimate Electronics,
               Inc.+                    1,180,898
    45,800   Wilsons The Leather
               Experts, Inc.+             849,590
                                     ------------
                                        8,380,186
                                     ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
    54,400   Price Communications
               Corporation+             1,098,336
                                     ------------
TOTAL COMMON STOCKS
  (Cost $104,790,389)                 107,319,592
                                     ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $1,145,000)
$1,145,000   Agreement with State
               Street Bank and
               Trust Company,
               3.880% dated
               06/29/2001, to be
               repurchased at
               $1,145,370 on
               07/02/2001,
               collateralized by
               $1,190,000 U.S.
               Treasury Bond,
               3.530% maturing
               12/27/2001 (value
               $1,169,175)              1,145,000
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $25,319,710)       23.4%     $ 25,319,710
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $131,255,099*)    123.7%      133,784,302
OTHER ASSETS AND
  LIABILITIES (NET)       (23.7)      (25,632,363)
                          -----      ------------
NET ASSETS                100.0%     $108,151,939
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $135,973,757.
** As of June 30, 2001, the market value of the securities on loan is $25,369,375. Collateral received for securities loaned includes $527,452 in U.S. Government securities and the remaining $24,792,258 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.8%
    ARGENTINA -- 2.8%
     40,000    Grupo Financiero
                 Galicia SA, ADR       $   588,800
     40,000    Telecom Argentina
                 Stet -- France
                 Telecom SA, ADR           618,000
                                       -----------
                                         1,206,800
                                       -----------
    BERMUDA -- 2.6%
  1,113,000    Digital China
                 Holdings, Ltd.            581,486
 17,000,000    LifeTec Group, Ltd.+        510,013
                                       -----------
                                         1,091,499
                                       -----------
    BRAZIL -- 8.5%
     12,000    Brasil Telecom
                 Participacoes SA,
                 ADR                       504,120
     32,000    Companhia Brasileira
                 de Distribuicao
                 Grupo Pao de Acucar,
                 ADR                       742,720
     33,500    Companhia de Bebidas
                 das Americas, ADR         775,525
     40,000    Petroleo Brasileiro
                 SA -- Petrobras, ADR    1,040,000
     62,300    Tele Centro Oeste
                 Celular
                 Participacoes SA,
                 ADR                       538,895
                                       -----------
                                         3,601,260
                                       -----------
    CHINA -- 2.8%
  2,808,000    Beijing North Star
                 Co., Ltd.,
                 H Shares                  828,021
    299,200    Huangshan Tourism
                 Development Company
                 Ltd.                      337,797
                                       -----------
                                         1,165,818
                                       -----------
    HONG KONG -- 3.7%
  6,300,000    Can Do Holdings, Ltd.+      135,696
    200,150    China Mobile (Hong
                 Kong), Ltd.+            1,054,664
 20,420,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+           392,702
                                       -----------
                                         1,583,062
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    INDIA -- 6.6%
     50,000    BSES Ltd., GDR          $   668,750
     37,000    Dr. Reddy's
                 Laboratories Ltd.,
                 ADR+                      686,350
     44,000    ICICI Ltd., ADR             404,800
     40,300    Ranbaxy Laboratories
                 Ltd., GDR                 460,750
     42,519    Videsh Sanchar Nigam
                 Ltd., ADR                 569,754
                                       -----------
                                         2,790,404
                                       -----------
    ISRAEL -- 3.0%
     17,600    Check Point Software
                 Technologies Ltd.+        890,032
     54,000    M-Systems Flash Disk
                 Pioneers Ltd.+            383,400
                                       -----------
                                         1,273,432
                                       -----------
    IVORY COAST -- 0.9%
     11,782    Sonatel Communications
                 Corporation+              367,140
                                       -----------
    KOREA -- 10.4%
     30,000    Daewoo Securities
                 Company Ltd.+             214,763
      6,000    Hankuk Electric Glass
                 Company Ltd.              470,588
     27,040    Housing & Commercial
                 Bank, Korea               605,047
     51,800    Hynix Semiconductor,
                 Inc., GDR+, ++            558,145
     15,000    Hyundai Motor Company
                 Ltd.                      326,413
     35,000    Hyundai Securities
                 Company                   274,510
     10,100    Korea Telecom
                 Corporation, ADR          403,845
     50,000    LG Chem Ltd.+               665,129
      3,071    Samsung Electronics
                 Company Ltd.              453,389
         78    Shinsegae Department
                 Store Company               5,638
      3,000    SK Telecom Company
                 Ltd.                      441,753
                                       -----------
                                         4,419,220
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO -- 7.0%
    200,000    Corporacion
                 Interamericana de
                 Entretenimiento SA
                 de CV+                $   827,167
    283,000    Grupo Televisa SA           562,562
    235,000    Organizacion Soriana
                 SA de CV,
                 Series B                  615,075
     27,000    Telefono de Mexico SA,
                 ADR                       947,430
                                       -----------
                                         2,952,234
                                       -----------
    POLAND -- 1.6%
     28,000    Powszechny Bank
                 Kredytowy, GDR            695,100
                                       -----------
    RUSSIA -- 4.1%
     35,000    Gazprom, ADR+               386,750
      5,940    Lukoil, ADR                 285,120
     38,000    RAO Unified Energy
                 System (UES), GDR         433,200
     37,500    Vimpel --
                 Communications, ADR+      615,375
                                       -----------
                                         1,720,445
                                       -----------
    SOUTH AFRICA -- 6.4%
    120,000    ABSA Group Ltd.             564,126
  1,283,000    BoE Ltd.                    718,674
     52,305    Imperial Holdings Ltd.      438,506
    307,950    New Clicks Holdings
                 Ltd.                      363,356
     71,500    Sappi Ltd.                  629,623
                                       -----------
                                         2,714,285
                                       -----------
    TAIWAN -- 5.9%
     60,425    GigaMedia Ltd.+              78,552
    112,200    Hon Hai Precision
                 Industry Co., Ltd.,
                 GDR                     1,368,840
     38,719    Macronix International
                 Co., Ltd., ADR            415,843
     70,000    United
                 Microelectronics
                 Corporation, ADR+         623,000
                                       -----------
                                         2,486,235
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    THAILAND -- 3.8%
    645,000    Bangkok Bank Public
                 Company Ltd.+         $   655,691
    295,000    Hana Microelectronics
                 Public Company Ltd.       459,613
    213,000    Total Access
                 Communication Public
                 Company Ltd.+             479,250
                                       -----------
                                         1,594,554
                                       -----------
    TURKEY -- 3.0%
  7,700,000    Migros Turk TAS             478,585
 12,000,000    Petrol Ofisi AS             406,392
151,593,250    Vestel Elektronik
                 Sanayi ve Ticaret AS      368,372
                                       -----------
                                         1,253,349
                                       -----------
    UNITED KINGDOM -- 1.1%
    124,700    Dimension Data
                 Holdings Plc+             474,161
                                       -----------
    UNITED STATES -- 24.6%
     46,600    Al Ahram Beverages
                 Company S.A.E., GDR+      539,395
    298,056    Asustek Computer,
                 Inc., GDR               1,284,623
     75,000    Bank Hapoalim Ltd.,
                 GDR                       905,625
     36,000    Bank Polska Kasa
                 Opieki SA, GDR+           633,600
    114,700    Compal Electronics,
                 Inc., ADR+                613,645
     26,750    Companhia Vale do Rio
                 Doce, ADR                 616,210
     25,600    DSP Group, Inc.+            549,120
         82    Ferreyros SA, ADR+              140
     12,000    Fomento Economico
                 Mexicano SA de CV,
                 ADR                       513,720
    100,000    Fubon Insurance
                 Company, GDR              830,000
     21,500    Hindalco Industries
                 Ltd., GDR++               420,863
      9,050    OTP Bank Ltd., GDR          467,433

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
     66,600    Sunplus Technology
                 Company Ltd.+         $   562,770
     20,391    Systex Corporation,
                 GDR                        69,329
    153,000    Telekomunikacja Polska
                 SA, GDR                   683,910
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR      255,116
     82,709    Winbond Electronics
                 Corporation, GDR          707,161
     13,000    YUKOS, ADR                  761,943
                                       -----------
                                        10,414,603
                                       -----------
TOTAL COMMON STOCKS
                   (Cost $44,334,929)   41,803,601
                                       -----------
PREFERRED STOCKS -- 0.2%
    BRAZIL -- 0.0%#
        417    Telecomunicacoes do
                 Rio de Janeiro SA+             10
    KOREA -- 0.2%
      1,571    Shinsegal Department
                 Store Company              65,715
                                       -----------
TOTAL PREFERRED STOCKS
  (Cost $56,367)                            65,725
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.7%
                      (Cost $700,000)
    UNITED STATES -- 0.7%
     70,000    Korea Investment
                 Corp.+                    258,300
                                       -----------

                                             VALUE
--------------------------------------------------
RIGHTS -- 0.0%#
    INDONESIA -- 0.0%
 20,000,000    PT Lippo Bank Tbk,
                 expires 04/12/2002+   $         0
                                       -----------
    THAILAND -- 0.0%#
    205,263    TelecomAsia
                 Corporation
                 Public Company Ltd.,
                 expires 04/03/2002         31,300
                                       -----------
TOTAL RIGHTS
  (Cost $0)                                 31,300
                                       -----------

TOTAL INVESTMENTS
  (Cost $45,091,296*)       99.7%     $42,158,926
                           -----      -----------
OTHER ASSETS AND
  LIABILITIES (NET)          0.3          143,444
                           -----      -----------
NET ASSETS                 100.0%     $42,302,370
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $45,715,361.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#  Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Industrial
  Conglomerates.........     11.0%     $ 4,649,985
Diversified
  Telecommunication
  Services..............     10.8        4,573,460
Banks...................      9.9        4,209,796
Electronic Equipment &
  Instruments...........      6.2        2,625,121
Oil & Gas...............      5.1        2,118,262
Wireless
  Telecommunication
  Services..............      4.8        2,035,312
Semiconductor Equipment
  & Products............      4.8        2,050,376
Beverages...............      4.3        1,828,640
Media...................      4.1        1,727,526
Computers &
  Peripherals...........      4.1        1,737,352
Food & Drug Retailing...      4.0        1,682,055
Diversified
  Financials............      3.8        1,612,747
Metals & Mining.........      3.0        1,292,189
Electric Utilities......      2.6        1,101,950
Machinery...............      2.4        1,038,552
Multiline Retail........      2.3          984,069
Internet Software &
  Services..............      2.1          890,032

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Real Estate.............      2.0%     $   828,021
Insurance...............      2.0          830,000
Chemicals...............      1.6          665,129
Transportation
  Infrastructure........      1.5          615,375
Paper & Forest
  Products..............      1.5          629,623
IT Consulting &
  Services..............      1.1          474,161
Construction
  Materials.............      1.1          470,588
Specialty Retail........      1.0          438,506
Household Durables......      0.9          368,372
Automobiles.............      0.8          326,413
                            -----      -----------
TOTAL COMMON STOCKS.....     98.8       41,803,601
PREFERRED STOCKS........      0.2           65,725
INVESTMENT COMPANY
  SECURITIES............      0.7          258,300
RIGHTS..................      0.0#          31,300
                            -----      -----------
TOTAL INVESTMENTS.......     99.7       42,158,926
OTHER ASSETS AND
  LIABILITIES (NET).....      0.3          143,444
                            -----      -----------
NET ASSETS..............    100.0%     $42,302,370
                            =====      ===========

------------
#  Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.5%
    BELGIUM -- 1.0%
   4,500    Dexia                       $   71,466
                                        ----------
    BERMUDA -- 2.2%
   2,000    ACE Ltd., ADR                   78,180
   1,000    Everest Re Group, Ltd.          74,800
                                        ----------
                                           152,980
                                        ----------
    FINLAND -- 1.3%
  10,835    Sampo Insurance Oyj, A
              Shares                        92,280
                                        ----------
    FRANCE -- 4.1%
   3,888    Axa                            110,873
   1,251    Banque Nationale de Paris      108,984
   1,800    Credit Lyonnais                 65,013
                                        ----------
                                           284,870
                                        ----------
    GERMANY -- 5.2%
   1,322    Deutsche Bank AG                94,825
   2,230    Deutsche Boerse AG              78,805
     526    Ergo Versicherungs Gruppe
              AG                            77,406
     413    Muenchener
              Rueckversicherugs AG         115,219
                                        ----------
                                           366,255
                                        ----------
    IRELAND -- 2.9%
  11,005    Bank of Ireland                109,116
     912    Irish Life & Permanent Plc       9,492
   6,965    Irish Life & Permanent Plc      81,454
                                        ----------
                                           200,062
                                        ----------
    ITALY -- 5.5%
   8,505    Banca Fideuram SpA              80,869
  17,415    Banca Intesa SpA                61,542
  19,700    Credito Italiano SpA            84,642
   5,913    Mediolanum SpA                  59,631
   8,080    Riunione Adriatica di
              Sicurata SpA                  99,424
                                        ----------
                                           386,108
                                        ----------
    JAPAN -- 7.3%
  14,000    Asahi Bank, Ltd.                30,310
   1,800    Credit Saison Co., Ltd.         43,733
   3,000    Daiwa Securities Group,
              Inc.                          31,393

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
   5,000    Mitsubishi Estate Company,
              Ltd.                      $   45,986
       5    Mitsubishi Tokyo Financial
              Group, Inc. (MTFG)            41,697
      10    Mizuho Holdings, Inc.           46,508
   2,000    Nomura Securities Co.,
              Ltd.                          38,329
     300    Orix Corp.                      29,180
     700    Promise Co., Ltd.               57,702
   5,000    The Sumitomo Bank Ltd.          41,296
   5,000    The Sumitomo Trust and
              Banking Co., Ltd.             31,473
      14    UFJ Holdings, Inc.              75,327
                                        ----------
                                           512,934
                                        ----------
    NETHERLANDS -- 4.5%
   2,908    Aegon NV                        81,941
   2,300    Fortis (NL) NV                  55,979
   2,673    ING Groep NV                   174,876
                                        ----------
                                           312,796
                                        ----------
    PORTUGAL -- 0.9%
  17,555    Banco Comercial Portugues,
              SA (BCP)                      65,459
                                        ----------
    SPAIN -- 0.3%
   1,500    Banco Bilbao Vizcaya
              Argentaria SA                 19,424
                                        ----------
    SWEDEN -- 2.6%
   4,000    D. Carnegie & Company AB+       45,802
  24,300    Nordbanken Holding AB          138,563
                                        ----------
                                           184,365
                                        ----------
    SWITZERLAND -- 4.2%
     470    Credit Suisse Group             77,309
     685    UBS AG -- Registered            98,184
     300    Verwaltungs-und
              Privat-Bank AG                53,437
     194    Zurich Financial Services
              AG                            66,196
                                        ----------
                                           295,126
                                        ----------
    UNITED KINGDOM -- 16.3%
   4,000    Abbey National Plc              70,133
   5,000    Bank of Scotland                56,543
   2,456    Barclays Plc                    75,402
  30,000    Brit Insurance Holdings
              Plc                           45,206

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
  15,000    Capital & Regional
              Properties Plc            $   48,586
   4,000    CGU Plc                         55,374
   6,650    Friends Ivory & Sime Plc        31,233
  20,000    Goshawk Insurance Holdings
              Plc                           30,701
  10,000    Great Portland Estates Plc      39,855
  13,000    HSBC Holdings Plc              154,244
   5,000    Intermediate Capital Group
              Plc                           49,995
  30,000    Legal & General Group Plc       68,127
  10,000    Lloyds TSB Group Plc           100,201
  10,000    Pillar Property Plc             52,670
   3,000    Prudential Plc                  36,376
   3,046    Royal Bank of Scotland
              Group Plc                     67,219
   2,000    Schroders Plc                   23,026
   8,000    Standard Chartered Plc         102,637
  11,805    Towry Law Plc+                  28,462
                                        ----------
                                         1,135,990
                                        ----------
    UNITED STATES -- 37.2%
     600    Affiliated Managers Group,
              Inc.+                         36,900
   1,550    Ambac Financial Group,
              Inc.                          90,210
     800    American Capital
              Strategies Ltd.               22,448
   1,200    American General
              Corporation                   55,740
   1,900    American International
              Group, Inc.                  163,400
   2,400    Annaly Mortgage
              Management, Inc.              32,904
   3,000    Arthur J. Gallagher &
              Company                       78,000
   1,800    Bank of New York Company,
              Inc.                          86,400
   1,100    Capital One Financial
              Corporation                   66,000
     300    CIGNA Corporation               28,746
   4,892    Citigroup, Inc.                258,493
     600    Federal National Mortgage
              Association                   51,090

SHARES                                       VALUE
--------------------------------------------------
    UNITED STATES (CONTINUED)
     500    Fidelity National
              Financial, Inc.           $   12,285
     900    FirstFed Financial
              Corporation+                  26,820
   1,500    FleetBoston Financial
              Corporation                   59,175
   2,600    Freddie Mac                    182,000
   1,200    Golden West Financial
              Corporation                   77,088
     400    Goldman Sachs Group, Inc.       34,320
     600    Household International,
              Inc.                          40,020
   1,080    J. P. Morgan Chase &
              Company                       48,168
   1,800    John Hancock Financial
              Services, Inc.                72,468
   1,800    Lehman Brothers Holdings,
              Inc.                         139,950
     500    Marsh & McLennan
              Companies, Inc.               50,500
   1,200    Mellon Financial
              Corporation                   55,200
   1,000    Merrill Lynch & Company,
              Inc.                          59,250
     800    Metris Companies, Inc.          26,968
     600    Morgan Stanley, Dean
              Witter and Company            38,538
   1,000    PNC Financial Services
              Group                         65,790
   1,200    Prosperity Bancshares,
              Inc.                          28,716
     600    Providian, LLC                  35,520
   3,000    Radian Group, Inc.             121,350
     500    Silicon Valley Bancshares+      11,000
     400    St. Paul Companies, Inc.        20,276
     600    State Street Corporation        29,694
   2,500    The Phoenix Companies,
              Inc.+                         46,500
   3,000    U.S. Bancorp                    68,370
   1,000    USA Education, Inc.             73,000
   1,100    Washington Mutual, Inc.         41,305
   2,000    Wells Fargo & Company           92,860
     600    Wintrust Financial
              Corporation                   14,910
   1,000    Zions Bancorporation            59,000
                                        ----------
                                         2,601,372
                                        ----------
TOTAL COMMON STOCKS
  (Cost $6,728,694)                      6,681,487
                                        ----------

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
PREFERRED STOCKS -- 1.7%
                        (Cost $93,020)
    GERMANY -- 1.7%
   1,057    Marschollek,
              Lautenschlaeger und
              Partner AG                $  117,434
                                        ----------
WARRANTS -- 0.0%#
                             (Cost $0)
    FRANCE -- 0.0%#
     221    Banque Nationale de Paris,
              expires 07/15/02+              1,129
                                        ----------
PRINCIPAL
AMOUNT
--------
REPURCHASE AGREEMENT -- 2.4%
  (Cost $169,000)
$169,000    Agreement with State
              Street Bank and Trust
              Company,
              3.880% dated 06/29/2001,
              to be repurchased at
              $169,055 on 07/02/2001
              collateralized by
              $140,000 U.S. Treasury
              Bond, 8.125% maturing
              08/15/2019 (value
              $178,675)                    169,000
                                        ----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $6,990,714*)        99.6%      $6,969,050
OTHER ASSETS AND
  LIABILITIES (NET)           0.4          26,884
                            -----      ----------
NET ASSETS                  100.0%     $6,995,934
                            =====      ==========

------------
* Aggregate cost for Federal tax purposes is $7,049,293.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                                % OF
                             NET ASSETS        VALUE
                             -----------------------
COMMON STOCKS:
Banks......................     36.5%     $2,554,809
Diversified Financials.....     30.3       2,116,619
Insurance..................     25.2       1,761,311
Real Estate................      3.1         220,002
Health Care Providers &
  Services.................      0.4          28,746
                               -----      ----------
TOTAL COMMON STOCKS........     95.5       6,681,487
PREFERRED STOCKS...........      1.7         117,434
WARRANTS...................      0.0#          1,129
REPURCHASE AGREEMENT.......      2.4         169,000
                               -----      ----------
TOTAL INVESTMENTS..........     99.6       6,969,050
OTHER ASSETS AND
  LIABILITIES (NET)........      0.4          26,884
                               -----      ----------
NET ASSETS.................    100.0%     $6,995,934
                               =====      ==========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 81.7%
    BIOTECHNOLOGY -- 38.2%
    92,400    Abegenix, Inc.+          $ 4,158,000
    80,000    Alexion
                Pharmaceuticals,
                Inc.+                    1,920,000
   166,850    Amylin Pharmaceuticals,
                Inc.+                    1,877,063
   150,000    Amylin Pharmaceuticals,
                Inc.+, ***               1,687,500
   200,000    Antigenics, Inc.+          3,950,000
   200,000    Arena Pharmaceuticals,
                Inc.+                    6,098,000
   188,000    Aurora Biosciences
                Corporation+             5,828,000
   343,600    AVANT
                Immunotherapeutics,
                Inc.+                    1,941,340
   175,000    Celgene Corporation+       5,048,750
   100,000    Cell Therapeutics,
                Inc.+                    2,764,000
   285,717    Cellegy
                Pharmaceuticals,
                Inc.+                    1,965,733
   125,000    Cellegy
                Pharmaceuticals,
                Inc.+, ***                 860,000
   160,000    COR Therapeutics, Inc.+    4,880,000
   200,000    Corixa Corporation+        3,414,000
   375,000    Corvas International,
                Inc.+                    4,417,500
   160,000    Cubist Pharmaceuticals,
                Inc.+                    6,080,000
   400,000    Curis, Inc.+               2,524,000
   100,000    CV Therapeutics, Inc.+     5,700,000
   300,000    Dendreon Corporation+      5,019,000
   150,000    Dyax Corporation+          2,850,000
   270,000    Exelixis, Inc.+            5,121,900
   130,000    Genzyme Transgenics
                Corporation+             1,292,200
    80,000    Human Genome Sciences,
                Inc.+                    4,820,000
   100,000    ICOS Corporation+          6,400,000
   160,000    ILEX Oncology, Inc.+       4,784,000
   192,000    ImmunoGen, Inc.+           3,840,000
   425,000    Insmed, Inc.+              3,820,750
   280,000    Inspire
                Pharmaceuticals,
                Inc.+                    3,920,000
   600,000    Introgen Therapeutics,
                Inc.+                    2,868,000

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
   450,000    La Jolla Pharmaceutical
                Company+               $ 4,612,500
   250,000    La Jolla Pharmaceutical
                Company+, ***            2,353,700
   149,990    Large Scale Biology
                Corporation+             1,064,929
   150,000    Medarex, Inc.+             3,525,000
   125,000    MedImmune, Inc.+           5,900,000
   100,000    Millennium
                Pharmaceuticals,
                Inc.+                    3,558,000
    75,000    Myriad Genetics, Inc.+     4,748,992
   178,413    NeoPharm, Inc.+            4,549,532
   180,000    Neurocrine Biosciences,
                Inc.+                    7,198,200
   100,000    Neurogen Corporation+      2,295,000
   132,600    NPS Pharmaceuticals,
                Inc.+                    5,330,520
   250,000    Onyx Pharmaceuticals,
                Inc.+                    2,967,500
   100,000    OSI Pharmaceuticals,
                Inc.+                    5,259,000
   100,000    Paradigm Genetics,
                Inc.+                      900,000
   108,250    Pharmacyclics, Inc.+       3,669,675
   327,475    POZEN, Inc.+               4,912,125
   190,000    PRAECIS
                Pharmaceuticals,
                Inc.+                    3,123,600
   200,000    Scios, Inc.+               5,002,000
   580,125    Telik, Inc.+               5,714,231
   250,000    Texas Biotechnology
                Corporation+             2,095,000
   120,000    TranskaryoticTherapies,
                Inc.+                    3,534,000
   100,000    Trimeris, Inc.+            5,007,000
   331,400    Valentis, Inc.+            2,071,250
   100,000    Vical, Inc.+               1,398,000
                                       -----------
                                       200,639,490
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 6.4%
    70,000    Biosite Diagnostics,
                Inc.+                    3,136,000
   132,000    Bruker Daltonics, Inc.+    1,989,240
   270,850    Cepheid, Inc.+               815,259
   439,125    Discovery Partners
                International+           2,327,362
   100,000    Invitrogen Corporation+    7,180,000
   200,000    Lexicon Genetics, Inc.+    2,500,000

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    BIOTECHNOLOGY - TOOLS (CONTINUED)
   103,000    Molecular Devices
                Corporation+           $ 2,065,150
   200,000    Pharmacopeia, Inc.+        4,800,000
   348,525    Third Wave
                Technologies, Inc.+      3,600,263
   270,000    Transgenomic, Inc.+        3,269,700
    70,000    Waters Corporation+        1,932,700
                                       -----------
                                        33,615,674
                                       -----------
    DRUG DELIVERY -- 8.0%
    96,540    Cephalon, Inc.+            6,806,070
   110,000    Forest Laboratories,
                Inc.+                    7,810,000
   150,000    Inhale Therapeutic
                Systems, Inc.+           3,450,000
   150,000    InterMune, Inc.+           5,343,000
   150,000    IVAX Corporation+          5,850,000
    90,000    Medicis Pharmaceutical
                Corporation,
                Class A+                 4,770,000
   160,000    MGI Pharma, Inc.+          2,000,000
   148,000    Pfizer, Inc.               5,927,400
                                       -----------
                                        41,956,470
                                       -----------
    MEDICAL DEVICES -- 14.2%
   443,475    AeroGen, Inc.+             2,989,021
   156,600    Align Technology, Inc.+    1,227,744
   350,000    American Medical
                Systems Holdings,
                Inc.+                    5,372,500
   185,000    ArthroCare Corporation+    4,837,750
   211,818    ATS Medical, Inc.+         3,189,979
   100,000    Biomet, Inc.               4,806,000
   300,000    Cytyc Corporation+         6,915,000
   215,700    Endocardial Solutions,
                Inc.+                    1,240,275
   200,000    EPIX Medical, Inc.+        2,470,000
   453,325    Genomic Solutions,
                Inc.+                    2,198,626
   330,000    Interpore
                International, Inc.+     1,633,500
    80,200    Inverness Medical
                Technology, Inc.+        2,967,400
   250,000    Kensey Nash
                Corporation+             4,185,000
   115,000    Medtronic, Inc.            5,291,150
   311,200    Micro Therapeutics,
                Inc.+                    2,489,600
   150,000    Novoste Corporation+       3,825,000

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL DEVICES (CONTINUED)
   120,000    ResMed, Inc.+            $ 6,066,000
   223,650    Rita Medical Systems,
                Inc.+                    1,075,757
   450,000    Sonic Innovations,
                Inc.+                    2,902,500
   200,000    SonoSite, Inc.+            3,880,000
    80,000    St. Jude Medical, Inc.+    4,800,000
                                       -----------
                                        74,362,802
                                       -----------
    MEDICAL SERVICES -- 14.9%
   150,000    Accredo Health, Inc.+      5,578,500
   100,000    AdvancePCS+                6,405,000
   130,000    Albany Molecular
                Research, Inc.+          4,941,300
    70,000    Cardinal Health, Inc.      4,830,000
    80,000    CVS Corporation            3,088,000
   375,000    eBenX, Inc.+               1,230,000
   326,000    HealthStream, Inc.+          443,360
   250,000    I-many, Inc.+              3,375,000
   143,750    IMPATH, Inc.+              6,368,125
    80,000    Laboratory Corporation
                of America Holdings+     6,152,000
   200,000    Omnicare, Inc.             4,040,000
   180,000    Pharmaceutical Product
                Development, Inc.+       5,491,800
   213,100    Pharsight Corporation+       421,938
    60,000    Professional Detailing,
                Inc.+                    5,520,000
   205,025    Quintiles Transnational
                Corporation+             5,176,881
    47,600    RehabCare Group, Inc.+     2,294,320
   120,000    Renal Care Group, Inc.+    3,946,800
    80,000    UnitedHealth Group,
                Inc.                     4,940,000
    40,000    Wellpoint Health
                Networks, Inc.+          3,769,600
                                       -----------
                                        78,012,624
                                       -----------
TOTAL COMMON STOCKS - DOMESTIC
                  (Cost $444,936,423)  428,587,060
                                       -----------
COMMON STOCKS - FOREIGN -- 17.9%
    BIOTECHNOLOGY -- 6.9%
    57,200    Actelion Ltd.+             1,859,438
    90,000    Biosearch Italia SpA+      1,684,052
   120,000    Cambridge Antibody
                Technology Group Plc+    3,501,597
   300,000    Celltech Group Plc+        5,061,430

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
    BIOTECHNOLOGY (CONTINUED)
   420,000    ConjuChem, Inc.+         $ 1,738,007
   160,000    Genmab A/S+                3,460,050
    51,000    GPC Biotech AG+              529,444
   100,000    Karo Bio AB+               3,310,954
    69,485    Medivir AB+                  399,412
   337,350    Neurochem, Inc.+           1,578,272
   122,000    NeuroSearch A/S+           3,068,746
    75,000    Nicox SA+                  4,321,994
    45,595    Novuspharma SpA+           1,628,654
 2,762,682    Oxford BioMedica Plc+      1,517,367
   125,000    QLT Photo-Therapeutics,
                Inc.+                    2,447,500
                                       -----------
                                        36,106,917
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 1.9%
    21,000    Cerep+                     1,704,899
   160,000    Evotec Biosystems AG       2,081,336
   495,000    Pharmagene Plc+              759,848
   300,000    PyroSequencing AB+         1,545,112
    60,000    QIAGEN NV+                 1,322,022
    60,000    QIAGEN NV, ADR+            1,323,000
 1,120,000    XTL Biopharmaceuticals
                Ltd.+                      985,810
                                       -----------
                                         9,722,027
                                       -----------
    DRUG DELIVERY -- 5.1%
   124,200    Altana AG                  4,809,021
   400,000    Bioglan Pharma Plc         2,225,114
   400,000    Forbes Medi-Tech,
                Inc.+***                   664,681
   250,000    Galen Holdings Plc         2,904,619
    18,750    Galen Holdings Plc, ADR      883,125
    25,000    Rhein Biotech NV+          1,779,644
   322,500    Shire Pharmaceuticals
                Group Plc+               5,877,047
    53,000    Teva Pharmaceutical,
                ADR                      3,301,900
 1,500,000    Weston Medical Group
                Plc+                     4,393,896
                                       -----------
                                        26,839,047
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL DEVICES -- 3.1%
    85,000    Angiotech
                Pharmaceuticals,
                Inc.+                  $ 4,441,250
 1,330,530    Gyrus Group Plc+           4,928,055
    51,725    Jomed NV+                  1,468,397
   337,500    Shield Diagnostics
                Group Plc                1,449,669
     6,500    Synthes-Stratec, Inc.      3,990,816
                                       -----------
                                        16,278,187
                                       -----------
    MEDICAL SERVICES -- 0.9%
   357,200    Dynacare, Inc.+            3,536,280
    47,300    Lion Bioscience AG         1,318,776
                                       -----------
                                         4,855,056
                                       -----------
TOTAL COMMON STOCKS - FOREIGN
                  (Cost $131,071,143)   93,801,234
                                       -----------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    BIOTECHNOLOGY -- 0.0%#
     2,400    AVANT
                Immunotherapeutics,
                Inc. expires
                08/24/03+                    7,200
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.3%
                    (Cost $1,335,000)
$1,335,000    Agreement with State
                Street Bank and Trust
                Company, 3.880% dated
                06/29/2001, to be
                repurchased at
                $1,335,432 on
                07/02/2001,
                collateralized by
                $1,390,000 U.S.
                Treasury Bill, 3.530%
                maturing 12/27/2001
                (value $1,365,675)       1,335,000
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $577,342,566*)       99.9%     $523,730,494
OTHER ASSETS AND
  LIABILITIES (NET)           0.1           580,618
                            -----      ------------
NET ASSETS                  100.0%     $524,311,112
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes is $577,342,566.
  + Non-income producing security.
 # Amount represents less than 0.1% of net assets.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 1.1% of net assets.

      SECURITY                ACQUISITION DATE    ACQUISITION COST
      ------------------------------------------------------------
      Amylin
        Pharmaceuticals,
        Inc.                      05/16/01           $1,500,000
      Cellegy
        Pharmaceuticals,
        Inc.                      09/29/00              968,750
      Forbes Medi-Tech, Inc.      07/04/00            2,493,093
      La Jolla
        Pharmaceutical
        Company                   02/05/01            1,550,000

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.0%
    AUSTRALIA -- 2.4%
   580,000    AXA Asia Pacific
                Holdings, Ltd.         $   927,424
   100,000    TABCORP Holdings, Ltd.       484,547
                                       -----------
                                         1,411,971
                                       -----------
    BRAZIL -- 1.4%
     8,500    Brasil Telecom
                Participacoes SA, ADR      357,085
    19,000    Petroleo Brasileiro
                SA -- Petrobras, ADR       494,000
                                       -----------
                                           851,085
                                       -----------
    CHINA/HONG KONG -- 2.3%
   236,000    Beijing North Star Co.,
                Ltd., H Shares              69,592
 3,000,000    Can Do Holdings, Ltd.+        64,617
    12,000    Cheung Kong (Holdings),
                Ltd.                       130,773
    30,150    China Mobile (Hong
                Kong), Ltd.+               158,871
   121,000    Digital China Holdings,
                Ltd.                        63,216
   400,000    HKR International, Ltd.      156,414
    13,300    Hutchison Whampoa, Ltd.      134,282
   150,000    Kerry Properties, Ltd.       201,928
 2,000,000    LifeTec Group, Ltd.+          60,002
    90,000    MTR Corp., Ltd.              154,043
    54,000    Roadshow Holdings,
                Ltd.+                       17,654
   400,000    Sinopec Beijing Yanhua
                Petrochemical Co.,
                Ltd.                        56,925
 5,600,000    Sun Television
                Cybernetworks
                Holdings, Ltd.+            107,695
                                       -----------
                                         1,376,012
                                       -----------
    DENMARK -- 2.9%
    16,000    Novo Nordisk AS              708,400
    21,000    Vestas Wind Systems AS       979,968
                                       -----------
                                         1,688,368
                                       -----------
    FINLAND -- 3.6%
    37,400    Nokia AB Oyj                 848,465
    60,000    Sampo Insurance Oyj, A
                Shares                     511,012

SHARES                                       VALUE
--------------------------------------------------
    FINLAND (CONTINUED)
    69,300    Stora Enso Oyj           $   751,722
                                       -----------
                                         2,111,199
                                       -----------
    FRANCE -- 13.5%
    16,000    Aventis SA                 1,265,073
    23,300    Axa                          664,438
     9,750    Banque Nationale de
                Paris                      849,399
     4,400    Castorama Dubois SA+         946,737
    35,040    Gemplus International
                SA+                        105,416
     6,500    Lafarge SA                   556,351
    15,000    Pechiney SA                  762,705
    35,000    Suez SA                    1,127,108
    11,500    Total Fina SA, Class B     1,611,934
                                       -----------
                                         7,889,161
                                       -----------
    GERMANY -- 3.3%
     8,500    Bayerische Hypo - und
                Vereinsbank AG             420,674
    30,000    Deutsche Telekom AG          684,401
    11,500    Fresenius Medical Care
                AG                         807,916
                                       -----------
                                         1,912,991
                                       -----------
    ITALY -- 4.3%
   148,000    Credito Italiano SpA         635,892
    80,000    ENI SpA                      976,262
   100,000    Telecom Italia SpA           898,297
                                       -----------
                                         2,510,451
                                       -----------
    JAPAN -- 24.6%
     2,000    Aiful Corp.                  180,419
    45,000    Aioi Insurance Co., Ltd      149,747
    14,000    ANRITSU Corp.                211,611
   120,000    Asahi Bank, Ltd.             259,803
    30,000    Asahi Breweries, Ltd         336,541
    11,000    Credit Saison Co., Ltd.      267,260
    30,000    Daiwa Securities Group,
                Inc.                       313,928
        40    DDI Corp.                    186,673
        40    East Japan Railway Co.       230,936
    12,000    Eisai Co., Ltd.              268,944
     2,000    Fast Retailing Co.,
                Ltd.                       348,007
    35,000    Furukawa Electric Co.,
                Ltd.                       279,248

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     5,000    Honda Motor Co., Ltd.    $   219,710
    15,000    Jusco Co., Ltd.              330,767
    80,000    Kajima Corp.                 203,993
    16,000    Kansai Elec Power            271,350
     2,200    Keyence Corp.                436,613
     2,200    Mabuchi Motor Co., Ltd.      225,451
    40,000    Mitsubishi Estate
                Company, Ltd.              367,894
        35    Mitsubishi Tokyo
                Financial Group, Inc.
                (MTFG)                     291,877
        80    Mizuho Holdings, Inc.        372,063
    15,000    NEC Corp.                    202,670
        15    Net One Systems Co.,
                Ltd.                       334,376
        55    Nippon Telegraph &
                Telephone Corp.            286,665
    40,000    Nissan Motor Co., Ltd.       276,161
    10,000    Nitto Denko Corp.            288,670
    15,000    Nomura Securities Co.,
                Ltd.                       287,467
        35    NTT DoCoMo, Inc.             609,013
     5,500    Orix Corp.                   534,961
     2,000    Promise Co., Ltd.            164,862
     2,200    Rohm Co., Ltd.               341,286
    15,000    Seibu Railway Co., Ltd.      205,196
     2,000    SMC Corp.                    214,097
     5,000    Sony Corp.                   328,763
    25,000    Suzuki Motor Corp.           332,772
     5,000    Takeda Chemical
                Industries, Ltd.           232,539
     4,000    TDK Corp.                    186,352
    69,000    The Sumitomo Bank Ltd.       569,882
    30,000    The Sumitomo Trust and
                Banking Co., Ltd.          188,838
    10,000    The Tokyo Electric
                Power Co, Inc.             259,001
    40,000    The Yasuda Fire &
                Marine Insurance Co.,
                Ltd.                       248,577
    90,000    Tokyo Gas Co., Ltd.          273,515
    18,000    Toyota Motor Corp.           633,630
    12,000    Trend Micro, Inc.            450,325
       125    UFJ Holdings, Inc.           672,560
    20,000    Welfide Corp.                205,918
        23    West Japan Railway Co.       124,673

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
     6,900    World Co., Ltd.          $   221,313
                                       -----------
                                        14,426,917
                                       -----------
    LUXEMBOURG -- 1.2%
     5,250    Societe Europeenne des
                Satellites                 689,612
                                       -----------
    NETHERLANDS -- 2.2%
    15,000    ING Groep NV+                981,347
    32,580    Vedior NV+                   295,426
                                       -----------
                                         1,276,773
                                       -----------
    NORWAY -- 1.1%
    39,500    Tomra Systems ASA            622,367
                                       -----------
    SINGAPORE -- 0.2%
    15,000    Venture Manufacturing,
                Ltd.                        99,616
                                       -----------
    SPAIN -- 4.4%
         1    Banco Bilbao Vizcaya
                Argentaria SA                   13
    46,000    Cortefiel SA                 647,113
     5,100    Indistria de Diseno
                Textil SA (Inditex)+        81,469
    70,000    Sol Melia SA                 620,503
   146,000    Telefonica Publicidad e
                Informacion SA             692,875
    43,425    Telefonica SA                535,815
                                       -----------
                                         2,577,788
                                       -----------
    SWEDEN -- 1.7%
    44,000    Eniro AB                     435,022
   100,000    Nordbanken Holding AB        570,220
                                       -----------
                                         1,005,242
                                       -----------
    SWITZERLAND -- 8.9%
     9,500    Nestle SA                  2,020,039
    28,000    Novartis AG                1,013,860
     2,500    Roche Holding AG             180,211
       980    Synthes-Stratec, Inc.        601,692
     6,500    UBS AG -- Registered         931,673
     1,350    Zurich Financial
                Services AG                460,646
                                       -----------
                                         5,208,121
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TAIWAN -- 0.8%
    42,591    Macronix International
                Co., Ltd., ADR         $   457,427
                                       -----------
    UNITED KINGDOM -- 15.2%
    35,930    Amvescap Plc                 624,913
    37,000    Barclays Plc               1,135,935
   110,000    BG Group Plc                 434,144
    81,000    BP Amoco Plc                 666,752
    60,500    CGU Plc                      837,537
    67,000    Exel Plc                     716,634
    10,000    HSBC Holdings Plc            117,952
   130,000    Marconi Plc                  463,190
    33,000    Pearson Plc                  544,674
    55,000    Prudential Plc               666,900
    21,000    Rio Tinto Plc                373,228
    84,000    Spirent Plc                  261,437
    67,000    Standard Chartered Plc       859,584
   550,000    Vodafone Group Plc         1,219,940
                                       -----------
                                         8,922,820
                                       -----------
TOTAL COMMON STOCKS
                   (Cost $57,495,950)   55,037,921
                                       -----------
PREFERRED STOCKS -- 1.6%
                      (Cost $464,252)
    GERMANY -- 1.6%
     2,750    Porsche AG                   948,509
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.5%
                      (Cost $700,000)
    SOUTH KOREA -- 0.5%
    70,000    Korea Investment Corp.+      258,300
                                       -----------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
                    (Cost $1,397,000)
$1,397,000    Agreement with State
                Street Bank and Trust
                Company, 3.880% dated
                06/29/2001, to be
                repurchased at $1,
                397,452 on
                07/02/2001,
                collateralized by
                $1,125,000 U.S.
                Treasury Bond, 8.125%
                maturing 05/15/2021
                (value $1,452,938)     $ 1,397,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $60,057,202*)         98.5%      57,641,730
OTHER ASSETS AND
  LIABILITIES (NET)            1.5          855,184
                             -----      -----------
NET ASSETS                   100.0%     $58,496,914
                             =====      ===========

------------
* Aggregate cost for Federal tax purposes is $60,908,365.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder Framlington International Growth Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banks...................     13.1%     $ 7,687,527
Oil & Gas...............      7.6        4,456,607
Insurance...............      7.6        4,466,282
Pharmaceuticals.........      6.2        3,606,002
Diversified
  Financials............      6.1        3,543,995
Diversified
  Telecommunication
  Services..............      4.7        2,762,263
Food Products...........      4.0        2,356,580
Wireless
  Telecommunication
  Services..............      3.7        2,174,497
Media...................      3.3        1,927,161
Electrical Equipment....      3.0        1,773,337
Specialty Retail........      2.9        1,675,319
Automobiles.............      2.5        1,462,272
Communication
  Equipment.............      2.2        1,311,655
Electronic Equipment &
  Instruments...........      2.0        1,195,629
Multi-Utilities.........      1.9        1,127,108
Metals & Mining.........      1.9        1,135,932
Hotels, Restaurants &
  Leisure...............      1.9        1,105,050
Machinery...............      1.8        1,068,778
Real Estate.............      1.6          926,600
Health Care Equipment &
  Supplies..............      1.5          870,636
Semiconductor Equipment
  & Products............      1.4          798,713
Health Care Providers &
  Services..............      1.4          807,916

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Paper & Forest
  Products..............      1.3%     $   751,722
Road & Rail.............      1.2          714,847
Multiline Retail........      1.2          678,775
Air Freight &
  Couriers..............      1.2          716,635
Industrial
  Conglomerates.........      1.1          632,521
Computers &
  Peripherals...........      1.1          642,462
Construction
  Materials.............      1.0          556,351
Electric Utilities......      0.9          530,350
Software................      0.8          450,325
Household Durables......      0.6          328,763
Commercial Services &
  Supplies..............      0.5          295,426
Textiles & Apparel......      0.4          221,313
Construction &
  Engineering...........      0.3          203,993
Chemicals...............      0.1           56,925
Commercial Services.....      0.0#          17,654
                            -----      -----------
TOTAL COMMON STOCKS.....     94.0       55,037,921
PREFERRED STOCKS........      1.6          948,509
INVESTMENT COMPANY
  SECURITIES............      0.5          258,300
REPURCHASE AGREEMENT....      2.4        1,397,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.5       57,641,730
OTHER ASSETS AND
  LIABILITIES (NET).....      1.5          855,184
                            -----      -----------
NET ASSETS..............    100.0%     $58,496,914
                            =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               -------------------------------------------------------
                                                                                            MUNDER        MUNDER
                                                               MUNDER         MUNDER        DIGITAL       EQUITY
                                                               BALANCED       BIO(TECH)2    ECONOMY       INCOME
                                                               FUND           FUND          FUND          FUND
                                                               -------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................   $126,602,329   $18,358,970   $16,413,293   $183,242,825
    Repurchase agreements...................................      3,291,000       270,000       --           2,643,000
                                                               ------------   -----------   -----------   ------------
Total Investments...........................................    129,893,329    18,628,970    16,413,293    185,885,825
Cash........................................................          3,072       140,431        94,906            583
Interest receivable.........................................        686,038            58       --                 570
Dividends receivable........................................         53,458           340         8,142        211,128
Receivable from Investment Advisor..........................        --            --            --             --
Receivable for investment securities sold...................      2,100,588       329,332        74,833        --
Receivable for Fund shares sold.............................        795,576        68,221       137,906         71,179
Prepaid expenses and other assets...........................         27,763        20,858        22,616         26,238
                                                               ------------   -----------   -----------   ------------
      Total Assets..........................................    133,559,824    19,188,210    16,751,696    186,195,523
                                                               ------------   -----------   -----------   ------------
LIABILITIES:
Payable for Fund shares redeemed............................        222,966         1,291        46,751        274,217
Payable for investment securities purchased.................      1,941,196       287,762       --             969,750
Payable upon return of securities loaned....................     10,336,715       --            --           3,208,354
Investment advisory fee payable.............................         64,978        18,047        10,329        114,401
Administration fee payable..................................         10,015         1,448         1,360         15,542
Shareholder servicing fees payable..........................          1,229             5       --              17,217
Distribution fees payable...................................         65,305         9,950        10,718         14,303
Transfer agent fee payable..................................         21,085        17,990         5,555         20,414
Custodian fees payable......................................         22,012         9,322        11,747         13,881
Trustees'/Directors' fees and expenses......................          1,889           103           131          1,482
Accrued expenses and other payables.........................         23,652         7,940        12,761         28,006
                                                               ------------   -----------   -----------   ------------
      Total Liabilities.....................................     12,711,042       353,858        99,352      4,677,567
                                                               ------------   -----------   -----------   ------------
NET ASSETS..................................................   $120,848,782   $18,834,352   $16,652,344   $181,517,956
                                                               ============   ===========   ===========   ============
Investments, at cost........................................   $128,581,092   $17,979,182   $17,310,324   $160,707,385
                                                               ============   ===========   ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------
    MUNDER                                       MUNDER
    FOCUS         MUNDER          MUNDER         MIDCAP
    GROWTH        INTERNATIONAL   MICRO-CAP      SELECT
    FUND          EQUITY FUND     EQUITY FUND    FUND
------------------------------------------------------------
    $19,559,367   $173,738,002    $137,059,934   $29,035,902
        --           1,065,000         889,000       885,000
    -----------   ------------    ------------   -----------
     19,559,367    174,803,002     137,948,934    29,920,902
         24,105        563,934             322           250
        --                 230             192           191
          6,544        570,063          44,400        11,129
        --             --              --             31,051
         41,108         80,825         141,435       --
         83,526        312,839         563,079       703,676
         21,629         26,058          26,612        26,559
    -----------   ------------    ------------   -----------
     19,736,279    176,356,951     138,724,974    30,693,758
    -----------   ------------    ------------   -----------
         13,313      1,118,023         206,978       --
        --             600,666         947,923       --
        --          31,902,248      24,319,874       --
         12,648         91,728          89,897        18,427
          1,688         12,517           9,301         2,479
        --              17,318           1,384       --
          3,703          6,491          52,676         2,547
          3,573         38,498          63,929         9,180
          4,796         45,627          21,499         6,012
            153          1,172             868           231
          2,327         32,885          47,383        11,403
    -----------   ------------    ------------   -----------
         42,201     33,867,173      25,761,712        50,279
    -----------   ------------    ------------   -----------
    $19,694,078   $142,489,778    $112,963,262   $30,643,479
    ===========   ============    ============   ===========
    $20,812,121   $161,771,169    $123,166,442   $27,018,805
    ===========   ============    ============   ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               -------------------------------------------------------
                                                                                             MUNDER
                                                               MUNDER                        REAL ESTATE
                                                               MULTI-SEASON   MUNDER         EQUITY        MUNDER
                                                               GROWTH         POWER PLUS     INVESTMENT    SMALL-CAP
                                                               FUND           FUND           FUND          VALUE FUND
                                                               -------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers......................   $443,344,012   $161,454,861   $58,435,746   $89,302,593
    Securities of affiliated issuers........................        --           2,500,128       --            --
    Repurchase agreements...................................      3,040,000      2,180,000       --          3,488,000
                                                               ------------   ------------   -----------   -----------
Total Investments...........................................    446,384,012    166,134,989    58,435,746    92,790,593
Cash........................................................            978            246        38,102           455
Interest receivable.........................................            655            470       --                752
Dividends receivable........................................        311,062         69,645       331,383       105,211
Receivable from Investment Advisor..........................        --             --            --            --
Receivable for investment securities sold...................      6,478,810      2,278,638       170,852       582,525
Receivable for Fund shares sold.............................        209,807      3,568,309         4,881       458,984
Unamortized organization costs..............................        --             --            --            --
Prepaid expenses and other assets...........................         46,687         70,007        28,076        23,868
                                                               ------------   ------------   -----------   -----------
      Total Assets..........................................    453,432,011    172,122,304    59,009,040    93,962,388
                                                               ------------   ------------   -----------   -----------
LIABILITIES:
Due to custodian............................................        --             --            --            --
Payable for Fund shares redeemed............................        795,356        635,527        10,553       275,939
Payable for investment securities purchased.................      1,148,080      6,645,294       --          1,693,983
Payable upon return of securities loaned....................     13,969,550        --            --          9,558,318
Investment advisory fee payable.............................        284,289        102,100        34,977        48,759
Administration fee payable..................................         38,612         13,187         4,893         6,671
Shareholder servicing fees payable..........................         42,623             11           619         1,713
Distribution fees payable...................................         38,836         97,229         4,606        16,340
Transfer agent fee payable..................................        172,351         21,699        34,265         5,715
Custodian fees payable......................................         32,451         17,273        26,819        11,028
Trustees'/Directors' fees and expenses......................          3,464            170           457           424
Accrued expenses and other payables.........................        126,115          4,478        33,799         8,296
                                                               ------------   ------------   -----------   -----------
      Total Liabilities.....................................     16,651,727      7,536,968       150,988    11,627,186
                                                               ------------   ------------   -----------   -----------
NET ASSETS..................................................   $436,780,284   $164,585,336   $58,858,052   $82,335,202
                                                               ============   ============   ===========   ===========
Investments, at cost........................................   $372,564,599   $184,183,376   $52,240,784   $79,309,892
                                                               ============   ============   ===========   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                     MUNDER
                                     FRAMLINGTON
                     MUNDER          GLOBAL         MUNDER          MUNDER
    MUNDER           FRAMLINGTON     FINANCIAL      FRAMLINGTON     FRAMLINGTON
    SMALL COMPANY    EMERGING        SERVICES       HEALTHCARE      INTERNATIONAL
    GROWTH FUND      MARKETS FUND    FUND           FUND            GROWTH FUND
---------------------------------------------------------------------------------
    $132,639,302     $42,158,926     $6,800,050     $522,395,494     $56,244,730
         --              --              --              --              --
       1,145,000         --             169,000        1,335,000       1,397,000
    ------------     -----------     ----------     ------------     -----------
     133,784,302      42,158,926      6,969,050      523,730,494      57,641,730
         --            1,475,209          4,661        2,036,297         301,612
             247         --                  36              288             239
           7,849         101,065          9,911            3,933         116,828
         --              --              26,851          --               33,290
         795,335       1,012,970         --            5,381,462          65,052
         313,384          21,030          1,974        1,141,210         821,147
         --                  649         --                  562           2,978
          24,956          27,266         25,230           50,740          32,766
    ------------     -----------     ----------     ------------     -----------
     134,926,073      44,797,115      7,037,713      532,344,986      59,015,642
    ------------     -----------     ----------     ------------     -----------
         794,521         --              --              --              --
         479,677         471,238         22,355        2,403,756          41,823
         --            1,827,190         --            4,504,905         341,286
      25,319,710         --              --              --              --
          72,781          43,388          4,332          377,324          49,542
          10,126           3,824            600           43,278           5,034
           5,387           5,435         --                  194             863
           9,111           2,132          2,287          309,298           1,736
          30,258          10,570          1,528          126,247          15,842
          25,080         120,123          8,912           98,120          44,969
             868             428             88            5,502             585
          26,615          10,417          1,677          165,250          17,048
    ------------     -----------     ----------     ------------     -----------
      26,774,134       2,494,745         41,779        8,033,874         518,728
    ------------     -----------     ----------     ------------     -----------
    $108,151,939     $42,302,370     $6,995,934     $524,311,112     $58,496,914
    ============     ===========     ==========     ============     ===========
    $131,255,099     $45,091,296     $6,990,714     $577,342,566     $60,057,202
    ============     ===========     ==========     ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                            MUNDER        MUNDER
                                                              MUNDER         MUNDER         DIGITAL       EQUITY
                                                              BALANCED       BIO(TECH)(2)   ECONOMY       INCOME
                                                              FUND           FUND           FUND          FUND
                                                              --------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $      1,087   $   (12,860)   $   --        $     10,896
Accumulated net realized gain/(loss) on investments sold....    (6,255,120)   (1,310,143)    (1,547,975)     5,537,903
Net unrealized appreciation/(depreciation) of investments...     1,312,237       648,357       (897,031)    25,178,440
Par value...................................................        11,857        25,184          2,146         13,902
Paid-in capital in excess of par value......................   125,778,721    19,483,814     19,095,204    150,776,815
                                                              ------------   -----------    -----------   ------------
                                                              $120,848,782   $18,834,352    $16,652,344   $181,517,956
                                                              ============   ===========    ===========   ============
NET ASSETS:
Class A Shares..............................................  $ 20,621,174   $ 5,425,410    $ 4,045,299   $  6,653,904
                                                              ============   ===========    ===========   ============
Class B Shares..............................................  $ 47,329,122   $ 7,748,105    $ 6,999,528   $ 10,904,968
                                                              ============   ===========    ===========   ============
Class C Shares..............................................  $ 24,364,446   $   --         $   --        $  3,780,828
                                                              ============   ===========    ===========   ============
Class II Shares.............................................  $    --        $ 3,861,541    $ 4,985,452   $    --
                                                              ============   ===========    ===========   ============
Class K Shares..............................................  $ 17,713,452   $    20,957    $     5,364   $ 80,625,071
                                                              ============   ===========    ===========   ============
Class Y Shares..............................................  $ 10,820,588   $ 1,778,339    $   616,701   $ 79,553,185
                                                              ============   ===========    ===========   ============
SHARES OUTSTANDING:
Class A Shares..............................................     2,011,515       723,485        518,990        509,512
                                                              ============   ===========    ===========   ============
Class B Shares..............................................     4,658,083     1,039,416        904,923        841,032
                                                              ============   ===========    ===========   ============
Class C Shares..............................................     2,387,966       --             --             291,676
                                                              ============   ===========    ===========   ============
Class II Shares.............................................       --            516,735        642,909        --
                                                              ============   ===========    ===========   ============
Class K Shares..............................................     1,738,241         2,785            687      6,171,109
                                                              ============   ===========    ===========   ============
Class Y Shares..............................................     1,061,062       236,024         78,898      6,088,267
                                                              ============   ===========    ===========   ============
CLASS A SHARES:
Net asset value and redemption price per share..............        $10.25         $7.50          $7.79         $13.06
                                                              ============   ===========    ===========   ============
Maximum sales charge........................................          5.50%         5.50%          5.50%          5.50%
Maximum offering price per share............................        $10.85         $7.94          $8.24         $13.82
                                                              ============   ===========    ===========   ============
CLASS B SHARES:
Net asset value and offering price per share*...............        $10.16         $7.45          $7.73         $12.97
                                                              ============   ===========    ===========   ============
CLASS C SHARES:
Net asset value and offering price per share*...............        $10.20           N/A            N/A         $12.96
                                                              ============   ===========    ===========   ============
CLASS II SHARES:
Net asset value and offering price per share*...............           N/A         $7.47          $7.75            N/A
                                                              ============   ===========    ===========   ============
Maximum Sales Charge........................................            --          1.00%          1.00%            --
Maximum offering price per share............................           N/A         $7.55          $7.83            N/A
                                                              ============   ===========    ===========   ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $10.19         $7.52          $7.81         $13.06
                                                              ============   ===========    ===========   ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $10.20         $7.53          $7.82         $13.07
                                                              ============   ===========    ===========   ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
    MUNDER                                          MUNDER
    FOCUS          MUNDER           MUNDER          MIDCAP
    GROWTH         INTERNATIONAL    MICRO-CAP       SELECT
    FUND           EQUITY FUND      EQUITY FUND     FUND
---------------------------------------------------------------
    $   --         $    --          $    --         $   --
     (3,396,485)     (1,217,593)      (5,398,176)      (212,515)
     (1,252,754)     13,031,539       14,782,492      2,902,097
          2,293          11,717           45,276         20,930
     24,341,024     130,664,115      103,533,670     27,932,967
    -----------    ------------     ------------    -----------
    $19,694,078    $142,489,778     $112,963,262    $30,643,479
    ===========    ============     ============    ===========
    $ 1,274,186    $  8,727,579     $ 34,016,951    $ 2,350,961
    ===========    ============     ============    ===========
    $ 1,920,819    $  2,201,422     $ 40,094,985    $ 1,654,857
    ===========    ============     ============    ===========
    $   --         $  3,483,256     $ 19,276,454    $   --
    ===========    ============     ============    ===========
    $ 2,047,875    $    --          $    --         $   837,707
    ===========    ============     ============    ===========
    $   --         $ 80,633,731     $  7,014,420    $   --
    ===========    ============     ============    ===========
    $14,451,198    $ 47,443,790     $ 12,560,452    $25,799,954
    ===========    ============     ============    ===========
        147,854         718,308        1,340,288        160,837
    ===========    ============     ============    ===========
        224,928         185,988        1,635,065        114,044
    ===========    ============     ============    ===========
        --              291,498          785,766        --
    ===========    ============     ============    ===========
        240,343         --               --              57,668
    ===========    ============     ============    ===========
        --            6,643,398          276,523        --
    ===========    ============     ============    ===========
      1,679,701       3,877,910          489,994      1,760,411
    ===========    ============     ============    ===========
          $8.62          $12.15           $25.38         $14.62
    ===========    ============     ============    ===========
           5.50%           5.50%            5.50%          5.50%
          $9.12          $12.86           $26.86         $15.47
    ===========    ============     ============    ===========
          $8.54          $11.84           $24.52         $14.51
    ===========    ============     ============    ===========
            N/A          $11.95           $24.53            N/A
    ===========    ============     ============    ===========
          $8.52             N/A              N/A         $14.53
    ===========    ============     ============    ===========
           1.00%             --               --           1.00%
          $8.61             N/A              N/A         $14.67
    ===========    ============     ============    ===========
            N/A          $12.14           $25.37            N/A
    ===========    ============     ============    ===========
          $8.60          $12.23           $25.63         $14.66
    ===========    ============     ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ----------------------------------------------------------
                                                                                              MUNDER
                                                              MUNDER                          REAL ESTATE
                                                              MULTI-SEASON    MUNDER          EQUITY         MUNDER
                                                              GROWTH          POWER PLUS      INVESTMENT     SMALL-CAP
                                                              FUND            FUND            FUND           VALUE FUND
                                                              ----------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)................    $    --         $    --         $   --         $    76,361
Accumulated net realized gain/(loss) on investments
  sold....................................................      14,712,893        (188,454)    (8,664,430)     2,246,299
Net unrealized appreciation/(depreciation) of
  investments.............................................      73,819,413     (18,048,224)     6,194,963     13,480,701
Par value.................................................         278,438          16,721         44,515         50,260
Paid-in capital in excess of par value....................     347,969,540     182,805,293     61,283,004     66,481,581
                                                              ------------    ------------    -----------    -----------
                                                              $436,780,284    $164,585,336    $58,858,052    $82,335,202
                                                              ============    ============    ===========    ===========
NET ASSETS:
Class A Shares............................................    $ 48,008,642    $ 59,147,065    $ 3,155,086    $ 7,872,276
                                                              ============    ============    ===========    ===========
Class B Shares............................................    $ 25,574,495    $ 73,409,347    $ 3,570,542    $15,062,946
                                                              ============    ============    ===========    ===========
Class C Shares............................................    $  7,715,279    $    --         $   938,032    $ 4,771,683
                                                              ============    ============    ===========    ===========
Class II Shares...........................................    $    --         $ 29,927,735    $   --         $   --
                                                              ============    ============    ===========    ===========
Class K Shares............................................    $195,745,795    $     62,296    $ 1,711,674    $ 9,673,446
                                                              ============    ============    ===========    ===========
Class Y Shares............................................    $159,736,073    $  2,038,893    $49,482,718    $44,954,851
                                                              ============    ============    ===========    ===========
SHARES OUTSTANDING:
Class A Shares............................................       3,069,567       5,996,888        238,726        479,127
                                                              ============    ============    ===========    ===========
Class B Shares............................................       1,763,153       7,468,857        270,758        927,440
                                                              ============    ============    ===========    ===========
Class C Shares............................................         527,793         --              70,732        294,674
                                                              ============    ============    ===========    ===========
Class II Shares...........................................         --            3,041,963        --             --
                                                              ============    ============    ===========    ===========
Class K Shares............................................      12,500,750           6,317        129,715        589,763
                                                              ============    ============    ===========    ===========
Class Y Shares............................................       9,982,519         206,613      3,741,571      2,735,030
                                                              ============    ============    ===========    ===========
CLASS A SHARES:
Net asset value and redemption price per share............          $15.64           $9.86         $13.22         $16.43
                                                              ============    ============    ===========    ===========
Maximum sales charge......................................            5.50%           5.50%          5.50%          5.50%
Maximum offering price per share..........................          $16.55          $10.43         $13.99         $17.39
                                                              ============    ============    ===========    ===========
CLASS B SHARES:
Net asset value and offering price per share*.............          $14.50           $9.83         $13.19         $16.24
                                                              ============    ============    ===========    ===========
CLASS C SHARES:
Net asset value and offering price per share*.............          $14.62             N/A         $13.26         $16.19
                                                              ============    ============    ===========    ===========
CLASS II SHARES:
Net asset value and offering price per share*.............             N/A           $9.84            N/A            N/A
                                                              ============    ============    ===========    ===========
Maximum Sales Charge......................................              --            1.00%            --             --
Maximum offering price per share..........................             N/A           $9.94            N/A            N/A
                                                              ============    ============    ===========    ===========
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share...................................................          $15.66           $9.86         $13.20         $16.40
                                                              ============    ============    ===========    ===========
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share...................................................          $16.00           $9.87         $13.23         $16.44
                                                              ============    ============    ===========    ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                     MUNDER
                     MUNDER          FRAMLINGTON      MUNDER          MUNDER
    MUNDER           FRAMLINGTON     GLOBAL           FRAMLINGTON     FRAMLINGTON
    SMALL COMPANY    EMERGING        FINANCIAL        HEALTHCARE      INTERNATIONAL
    GROWTH FUND      MARKETS FUND    SERVICES FUND    FUND            GROWTH FUND
-----------------------------------------------------------------------------------
    $    --          $   (685,283)    $   (4,073)     $    (80,657)    $  (397,416)
     (33,556,840)     (23,082,492)      (220,155)           (1,441)     (5,319,402)
       2,529,203       (2,932,209)       (21,951)      (53,632,951)     (2,423,329)
           7,259           49,630          6,652           211,767          58,238
     139,172,317       68,952,724      7,235,461       577,814,394      66,578,823
    ------------     ------------     ----------      ------------     -----------
    $108,151,939     $ 42,302,370     $6,995,934      $524,311,112     $58,496,914
    ============     ============     ==========      ============     ===========
    $ 11,151,057     $  1,684,520     $1,253,239      $167,514,488     $ 1,518,595
    ============     ============     ==========      ============     ===========
    $  6,691,180     $  1,586,371     $1,578,268      $224,080,283     $ 1,033,317
    ============     ============     ==========      ============     ===========
    $  2,584,311     $    438,647     $  --           $122,086,828     $   866,627
    ============     ============     ==========      ============     ===========
    $    --          $    --          $  866,157      $    --          $   --
    ============     ============     ==========      ============     ===========
    $ 25,377,666     $ 26,685,059     $  --           $    989,519     $ 4,689,748
    ============     ============     ==========      ============     ===========
    $ 62,347,725     $ 11,907,773     $3,298,270      $  9,639,994     $50,388,627
    ============     ============     ==========      ============     ===========
         742,880          195,451        119,171         6,617,307         151,552
    ============     ============     ==========      ============     ===========
         485,698          188,302        150,295         9,152,250         105,863
    ============     ============     ==========      ============     ===========
         184,476           52,492        --              4,990,998          88,653
    ============     ============     ==========      ============     ===========
         --               --              82,413           --              --
    ============     ============     ==========      ============     ===========
       1,719,940        3,128,261        --                 39,130         469,030
    ============     ============     ==========      ============     ===========
       4,126,281        1,398,528        313,290           376,994       5,008,705
    ============     ============     ==========      ============     ===========
          $15.01            $8.62         $10.52            $25.31          $10.02
    ============     ============     ==========      ============     ===========
            5.50%            5.50%          5.50%             5.50%           5.50%
          $15.88            $9.12         $11.13            $26.78          $10.60
    ============     ============     ==========      ============     ===========
          $13.78            $8.42         $10.50            $24.48           $9.76
    ============     ============     ==========      ============     ===========
          $14.01            $8.36            N/A            $24.46           $9.78
    ============     ============     ==========      ============     ===========
             N/A              N/A         $10.51               N/A             N/A
    ============     ============     ==========      ============     ===========
              --               --           1.00%               --              --
             N/A              N/A         $10.62               N/A             N/A
    ============     ============     ==========      ============     ===========
          $14.75            $8.53            N/A            $25.29          $10.00
    ============     ============     ==========      ============     ===========
          $15.11            $8.51         $10.53            $25.57          $10.06
    ============     ============     ==========      ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------------------
                                                                                               MUNDER         MUNDER
                                                                MUNDER         MUNDER          DIGITAL        EQUITY
                                                                BALANCED       BIO(TECH)(2)    ECONOMY        INCOME
                                                                FUND           FUND(B)         FUND(C)        FUND
                                                                ---------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 2,319,662    $    33,447     $    29,660    $   182,682
Dividends(a)................................................        427,578            510          50,047      3,136,558
Securities lending..........................................         60,401        --              --              12,460
Other.......................................................        --             --              --             --
                                                                -----------    -----------     -----------    -----------
      Total Investment Income...............................      2,807,641         33,957          79,707      3,331,700
                                                                -----------    -----------     -----------    -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         40,469          5,673           5,912         15,689
  Class B Shares............................................        292,996         29,826          32,140         72,162
  Class C shares............................................        157,917        --              --              25,127
  Class II shares...........................................        --              15,698          24,782        --
  Class K Shares............................................         52,874             12               4        241,295
Investment advisory fee.....................................        587,199         90,469          63,687      1,432,043
Administration fee..........................................         88,242          7,050           8,239        185,626
Transfer agent fee..........................................         80,026         51,305          30,706         38,952
Custodian fees..............................................        107,930         24,795          40,618         62,528
Legal and audit fees........................................          5,772            343             505         13,891
Trustees'/Directors' fees and expenses......................          3,848            195             251          5,619
Registration and filing fees................................         38,119         31,975          32,368         44,761
Amortization of organization costs..........................        --             --              --             --
Other.......................................................         42,234          8,783          15,029         76,840
                                                                -----------    -----------     -----------    -----------
      Total Expenses........................................      1,497,626        266,124         254,241      2,214,533
Expenses reimbursed by investment advisor...................        --             --              --             --
                                                                -----------    -----------     -----------    -----------
Net Expenses................................................      1,497,626        266,124         254,241      2,214,533
                                                                -----------    -----------     -----------    -----------
NET INVESTMENT INCOME/(LOSS)................................      1,310,015       (232,167)       (174,534)     1,117,167
                                                                -----------    -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................     (4,289,163)    (1,310,143)     (1,547,975)     6,488,236
  Foreign currency transactions.............................        --             (12,860)        --             --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................       (270,927)       649,788        (897,031)    20,359,428
  Foreign currency..........................................        --              (1,431)        --             --
                                                                -----------    -----------     -----------    -----------
Net realized and unrealized gain/(loss) on investments......     (4,560,090)      (674,646)     (2,445,006)    26,847,664
                                                                -----------    -----------     -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(3,250,075)   $  (906,813)    $(2,619,540)   $27,964,831
                                                                ===========    ===========     ===========    ===========

------------
(a) Net of foreign withholding taxes of $583, $608, $8,311, $195 and $300,233 for Munder Balanced Fund, Munder Digital Economy Fund, Munder Equity Income Fund, Munder Focus Growth Fund and Munder International Equity Fund, respectively.

(b) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(c) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------
    MUNDER                                          MUNDER
    FOCUS          MUNDER           MUNDER          MIDCAP
    GROWTH         INTERNATIONAL    MICRO-CAP       SELECT
    FUND           EQUITY FUND      EQUITY FUND     FUND
--------------------------------------------------------------
    $    38,779    $    124,914     $     97,234    $   48,664
         78,922       2,991,805          167,968        78,318
        --              344,449          162,179        --
        --              --                12,125        --
    -----------    ------------     ------------    ----------
        117,701       3,461,168          439,506       126,982
    -----------    ------------     ------------    ----------
          4,420          24,208           84,949         3,622
         13,478          28,997          405,190         9,418
        --               36,518          184,860        --
         15,017         --               --              4,763
        --              236,934           16,214        --
        133,242       1,302,005        1,169,817       162,554
         17,239         168,506          113,687        21,076
          8,512          60,700          188,468        16,222
         15,143         242,425           67,592        30,730
          1,443          31,838           10,517         1,694
            580           6,009            4,319           769
         38,014          46,572           56,206        54,763
        --              --               --             --
            345         100,642           27,999        16,668
    -----------    ------------     ------------    ----------
        247,433       2,285,354        2,329,818       322,279
        --              --               --            (47,138)
    -----------    ------------     ------------    ----------
        247,433       2,285,354        2,329,818       275,141
    -----------    ------------     ------------    ----------
       (129,732)      1,175,814       (1,890,312)     (148,159)
    -----------    ------------     ------------    ----------
     (2,749,338)      5,082,671       (4,886,717)      386,118
        --              (15,855)         --             --
     (3,990,150)    (59,893,416)      (7,620,902)    1,059,818
        --                 (730)         --             --
    -----------    ------------     ------------    ----------
     (6,739,488)    (54,827,330)     (12,507,619)    1,445,936
    -----------    ------------     ------------    ----------
    $(6,869,220)   $(53,651,516)    $(14,397,931)   $1,297,777
    ===========    ============     ============    ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -------------------------------------------------------
                                                                                            MUNDER
                                                              MUNDER                        REAL ESTATE
                                                              MULTI-SEASON   MUNDER         EQUITY        MUNDER
                                                              GROWTH         POWER PLUS     INVESTMENT    SMALL-CAP
                                                              FUND           FUND(B)        FUND          VALUE FUND
                                                              -------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................  $    904,684   $     24,092   $   85,929    $   149,692
Dividends(a)................................................     3,823,940        260,644    2,803,306      1,128,881
Securities lending..........................................        32,862        --            --             51,143
Other.......................................................       --             --            --              1,080
                                                              ------------   ------------   ----------    -----------
Total Investment Income.....................................     4,761,486        284,736    2,889,235      1,330,796
                                                              ------------   ------------   ----------    -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................       144,122         23,489        7,496         11,290
  Class B Shares............................................       304,534        116,153       34,077         58,789
  Class C shares............................................        90,885        --             7,896         22,829
  Class II shares...........................................       --              46,855       --            --
  Class K Shares............................................       583,192             29        4,312         26,645
Investment advisory fee.....................................     5,012,075        197,456      451,737        450,929
Administration fee..........................................       507,169         25,480       59,338         58,501
Transfer agent fee..........................................       233,320         69,717       31,904         11,899
Custodian fees..............................................       128,681         25,268       35,010         38,134
Legal and audit fees........................................        50,591            402        4,358          2,891
Trustees'/Directors' fees and expenses......................        16,287            213        1,824            961
Registration and filing fees................................        71,089          2,934       47,413         39,537
Amortization of organization costs..........................       --             --            --            --
Other.......................................................        91,528          5,073        7,973         24,465
                                                              ------------   ------------   ----------    -----------
      Total Expenses........................................     7,233,473        513,069      693,338        746,870
Fees waived and/or expenses reimbursed by investment
  advisor...................................................    (1,092,466)       --            --            --
                                                              ------------   ------------   ----------    -----------
Net Expenses................................................     6,141,007        513,069      693,338        746,870
                                                              ------------   ------------   ----------    -----------
NET INVESTMENT INCOME/(LOSS)................................    (1,379,521)      (228,333)   2,195,897        583,926
                                                              ------------   ------------   ----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................    43,034,704        (52,185)     798,666      4,342,484
  Foreign currency transactions.............................       --             --            --            --
  Options written...........................................       --             --            --            684,479
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................  (116,925,798)   (18,048,387)   5,200,969     13,809,898
  Foreign currency..........................................       --                 163       --            --
  Options written...........................................       --             --            --            (62,794)
                                                              ------------   ------------   ----------    -----------
Net realized and unrealized gain/(loss) on investments......   (73,891,094)   (18,100,409)   5,999,635     18,774,067
                                                              ------------   ------------   ----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $(75,270,615)  $(18,328,742)  $8,195,532    $19,357,993
                                                              ============   ============   ==========    ===========

------------
(a) Net of foreign withholding taxes of $16,903, $21,265, $69,413, $16,907,
    $4,179 and $125,042 for Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   MUNDER
                                   FRAMLINGTON
                    MUNDER         GLOBAL        MUNDER          MUNDER
    MUNDER          FRAMLINGTON    FINANCIAL     FRAMLINGTON     FRAMLINGTON
    SMALL COMPANY   EMERGING       SERVICES      HEALTHCARE      INTERNATIONAL
    GROWTH FUND     MARKETS FUND   FUND          FUND            GROWTH FUND
------------------------------------------------------------------------------
    $    143,559    $    103,943    $  20,369    $     996,889   $     85,072
         184,977         693,377      157,154          219,600        918,564
         366,173          12,945       --              100,340         11,862
         221,926         --                67            1,289        --
    ------------    ------------    ---------    -------------   ------------
         916,635         810,265      177,590        1,318,118      1,015,498
    ------------    ------------    ---------    -------------   ------------
          34,812           6,457        3,067          417,539          6,316
          73,832          21,153       10,904        2,011,561         13,524
          29,031           5,609       --            1,208,627          9,525
         --              --             6,105         --              --
          91,574          82,081       --                1,622          9,626
       1,150,571         668,842       56,924        4,412,869        708,907
         148,968          53,219        7,378          489,282         68,802
          44,645          12,275        5,196          708,335         16,476
          90,530         195,527       53,474          302,032        215,814
          10,720          12,359        1,263           70,925         14,482
           4,216           3,183          295           18,724          2,859
          43,711          36,127       52,497          164,936         38,448
         --                1,283       --                1,108          5,862
          91,988          19,678        6,630          359,891         32,832
    ------------    ------------    ---------    -------------   ------------
       1,814,598       1,117,793      203,733       10,167,451      1,143,473
         --              (37,543)     (86,581)        --              (61,862)
    ------------    ------------    ---------    -------------   ------------
       1,814,598       1,080,250      117,152       10,167,451      1,081,611
    ------------    ------------    ---------    -------------   ------------
        (897,963)       (269,985)      60,438       (8,849,333)       (66,113)
    ------------    ------------    ---------    -------------   ------------
     (27,932,760)    (17,293,120)    (146,535)      17,864,666     (4,715,566)
         --             (779,051)     (28,115)        (341,711)      (553,967)
         --              --            --             --              --
     (12,485,260)     (5,485,950)    (366,468)    (104,350,257)   (20,825,203)
         --                 (945)         525          (31,205)       (11,767)
         --              --            --             --              --
    ------------    ------------    ---------    -------------   ------------
     (40,418,020)    (23,559,066)    (540,593)     (86,858,507)   (26,106,503)
    ------------    ------------    ---------    -------------   ------------
    $(41,315,983)   $(23,829,051)   $(480,155)   $ (95,707,840)  $(26,172,616)
    ============    ============    =========    =============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               --------------------------------------------------------
                                                                                             MUNDER        MUNDER
                                                               MUNDER         MUNDER         DIGITAL       EQUITY
                                                               BALANCED       BIO(TECH)(2)   ECONOMY       INCOME
                                                               FUND           FUND(A)        FUND(B)       FUND
                                                               --------------------------------------------------------
Net investment income/(loss)................................   $  1,310,015   $  (232,167)   $  (174,534)  $  1,117,167
Net realized gain/(loss) on investments sold................     (4,289,163)   (1,323,003)    (1,547,975)     6,488,236
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       (270,927)      648,357       (897,031)    20,359,428
                                                               ------------   -----------    -----------   ------------
Net increase/(decrease) in net assets resulting from
  operations................................................     (3,250,075)     (906,813)    (2,619,540)    27,964,831
Dividends to shareholder from net investment income:
        Class A Shares......................................       (298,066)      --             --             (32,909)
        Class B Shares......................................       (310,979)      --             --              (5,002)
        Class C Shares......................................       (163,544)      --             --              (1,851)
        Class II Shares.....................................        --            --             --             --
        Class K Shares......................................       (345,835)      --             --            (498,615)
        Class Y Shares......................................       (162,015)      --             --            (601,190)
Distributions to shareholders from net realized gains:
        Class A Shares......................................     (1,417,450)      --             --            (214,268)
        Class B Shares......................................     (2,055,880)      --             --            (161,890)
        Class C Shares......................................     (1,110,296)      --             --             (45,035)
        Class II Shares.....................................        --            --             --             --
        Class K Shares......................................     (2,567,541)      --             --          (4,067,360)
        Class Y Shares......................................       (670,037)      --             --          (2,868,122)
Distributions to shareholders in excess of net realized
  gains:
        Class A Shares......................................       (297,567)      --             --             --
        Class B Shares......................................       (431,593)      --             --             --
        Class C Shares......................................       (233,086)      --             --             --
        Class II Shares.....................................        --            --             --             --
        Class K Shares......................................       (539,007)      --             --             --
        Class Y Shares......................................       (140,662)      --             --             --
Distributions to shareholders from capital:
        Class A Shares......................................        --            --             --             --
        Class B Shares......................................        --            --             --             --
        Class C Shares......................................        --            --             --             --
        Class II Shares.....................................        --            --             --             --
        Class K Shares......................................        --            --             --             --
        Class Y Shares......................................        --            --             --             --
Net increase/(decrease) in net assets from Fund share
  transactions:
        Class A Shares......................................     17,335,271     5,951,862      4,764,696        974,619
        Class B Shares......................................     41,626,189     8,216,006      8,008,288      6,546,336
        Class C Shares......................................     21,433,996       --             --           2,595,419
        Class II Shares.....................................        --          4,196,370      5,735,505        --
        Class K Shares......................................     (2,327,960)       15,010          5,010    (40,301,639)
        Class Y Shares......................................      6,694,434     1,361,917        758,385     (1,612,268)
                                                               ------------   -----------    -----------   ------------
Net increase/(decrease) in net assets.......................     70,768,297    18,834,352     16,652,344    (12,328,944)
NET ASSETS
Beginning of period.........................................     50,080,485       --             --         193,846,900
                                                               ------------   -----------    -----------   ------------
End of period...............................................   $120,848,782   $18,834,352    $16,652,344   $181,517,956
                                                               ============   ===========    ===========   ============
Undistributed net investment income/(loss)..................   $      1,087   $   (12,860)   $   --        $     10,896
                                                               ============   ===========    ===========   ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------
    MUNDER                        MUNDER         MUNDER
    FOCUS         MUNDER          MICRO-CAP      MIDCAP
    GROWTH        INTERNATIONAL   EQUITY         SELECT
    FUND          EQUITY FUND     FUND           FUND
------------------------------------------------------------
    $  (129,732)  $  1,175,814    $ (1,890,312)  $  (148,159)
     (2,749,338)     5,066,816      (4,886,717)      386,118
     (3,990,150)   (59,894,146)     (7,620,902)    1,059,818
    -----------   ------------    ------------   -----------
     (6,869,220)   (53,651,516)    (14,397,931)    1,297,777
        --             (70,206)        --            --
        --              (9,634)        --            --
        --             (11,047)        --            --
        --             --              --            --
        --            (654,360)        --            --
        --            (524,437)        --            --
        (77,555)      (838,892)     (1,466,675)      (51,731)
        (41,110)      (331,651)     (1,735,381)      (30,830)
        --            (287,866)       (779,269)      --
        (35,414)       --              --            (14,775)
        --          (7,788,282)       (254,501)      --
       (510,503)    (5,178,340)       (787,942)   (1,602,906)
        (67,926)       --              --            (21,120)
        (36,006)       --              --            (12,585)
        --             --              --            --
        (31,017)       --              --             (6,032)
        --             --              --            --
       (447,119)       --              --           (110,664)
        --             --              (12,035)      --
        --             --              (14,240)      --
        --             --               (6,395)      --
        --             --              --            --
        --             --               (2,088)      --
        --             --               (6,466)      --
      2,343,117      1,694,052       2,978,451     2,386,702
      2,713,283        271,712       1,593,523     1,663,900
        --           1,000,667       1,691,995       --
      2,850,123        --              --            846,196
        --            (241,573)      1,461,425       --
      6,656,039     (7,308,125)     (6,458,124)   13,275,808
    -----------   ------------    ------------   -----------
      6,446,692    (73,929,498)    (18,195,653)   17,619,740
     13,247,386    216,419,276     131,158,915    13,023,739
    -----------   ------------    ------------   -----------
    $19,694,078   $142,489,778    $112,963,262   $30,643,479
    ===========   ============    ============   ===========
    $   --        $    --         $    --        $   --
    ===========   ============    ============   ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ---------------------------------------------------------
                                                                                             MUNDER
                                                              MUNDER                         REAL ESTATE    MUNDER
                                                              MULTI-SEASON    MUNDER         EQUITY         SMALL-CAP
                                                              GROWTH          POWER PLUS     INVESTMENT     VALUE
                                                              FUND            FUND(A)        FUND           FUND
                                                              ---------------------------------------------------------
Net investment income/(loss)................................  $  (1,379,521)  $   (228,333)  $  2,195,897   $   583,926
Net realized gain/(loss) on investments sold................     43,034,704        (52,185)       798,666     5,026,963
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (116,925,798)   (18,048,224)     5,200,969    13,747,104
                                                              -------------   ------------   ------------   -----------
Net increase/(decrease) in net assets resulting from
  operations................................................    (75,270,615)   (18,328,742)     8,195,532    19,357,993
Dividends to shareholders from net investment income:
        Class A Shares......................................       --              --            (101,137)      (42,140)
        Class B Shares......................................       --              --             (91,725)       (5,297)
        Class C Shares......................................       --              --             (21,490)       (2,136)
        Class II Shares.....................................       --              --             --            --
        Class K Shares......................................       --              --             (59,742)      (80,828)
        Class Y Shares......................................       --              --          (1,921,803)     (401,471)
Distributions to shareholders in excess of net investment
  income:
        Class A Shares......................................       --              --             --            --
        Class B Shares......................................       --              --             --            --
        Class C Shares......................................       --              --             --            --
        Class II Shares.....................................       --              --             --            --
        Class K Shares......................................       --              --             --            --
        Class Y Shares......................................       --              --             --            --
Distributions to shareholders from net realized gains:
        Class A Shares......................................     (7,125,386)       --             --            --
        Class B Shares......................................     (4,094,226)       --             --            --
        Class C Shares......................................     (1,153,653)       --             --            --
        Class II Shares.....................................       --              --             --            --
        Class K Shares......................................    (28,538,641)       --             --            --
        Class Y Shares......................................    (23,294,066)       --             --            --
Distributions to shareholders in excess of net realized
  gains:
        Class A Shares......................................       --              --             --            --
        Class B Shares......................................       --              --             --            --
        Class C Shares......................................       --              --             --            --
        Class II Shares.....................................       --              --             --            --
        Class K Shares......................................       --              --             --            --
        Class Y Shares......................................       --              --             --            --
Distributions to shareholders from capital:
        Class A Shares......................................       --              --             (44,302)      --
        Class B Shares......................................       --              --             (50,354)      --
        Class C Shares......................................       --              --             (11,666)      --
        Class II Shares.....................................       --              --             --            --
        Class K Shares......................................       --              --             (25,483)      --
        Class Y Shares......................................       --              --            (770,175)      --
Net increase/(decrease) in net assets from Fund share
  transactions:
        Class A Shares......................................     (1,852,179)    65,767,175       (881,783)    2,953,671
        Class B Shares......................................     (2,018,916)    81,654,814         18,463    10,279,057
        Class C Shares......................................        169,994        --             199,681     2,744,074
        Class II Shares.....................................       --           33,379,802        --            --
        Class K Shares......................................    (21,765,683)        68,010        344,169    (8,969,870)
        Class Y Shares......................................    (41,306,397)     2,044,277    (10,489,717)    1,525,847
                                                              -------------   ------------   ------------   -----------
Net increase/(decrease) in net assets.......................   (206,249,768)   164,585,336     (5,711,532)   27,358,900
NET ASSETS
Beginning of period.........................................    643,030,052        --          64,569,584    54,976,302
                                                              -------------   ------------   ------------   -----------
End of period...............................................  $ 436,780,284   $164,585,336   $ 58,858,052   $82,335,202
                                                              =============   ============   ============   ===========
Undistributed net investment income/(loss)..................  $    --         $    --        $    --        $    76,361
                                                              =============   ============   ============   ===========

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   MUNDER
    MUNDER         MUNDER          FRAMLINGTON                     MUNDER
    SMALL          FRAMLINGTON     GLOBAL         MUNDER           FRAMLINGTON
    COMPANY        EMERGING        FINANCIAL      FRAMLINGTON      INTERNATIONAL
    GROWTH         MARKETS         SERVICES       HEALTHCARE       GROWTH
    FUND           FUND            FUND           FUND             FUND
--------------------------------------------------------------------------------
    $   (897,963)  $   (269,985)   $    60,438    $  (8,849,333)   $    (66,113)
     (27,932,760)   (18,072,171)      (174,650)      17,522,955      (5,269,533)
     (12,485,260)    (5,486,895)      (365,943)    (104,381,462)    (20,836,970)
    ------------   ------------    -----------    -------------    ------------
     (41,315,983)   (23,829,051)      (480,155)     (95,707,840)    (26,172,616)
         --              (9,761)        (2,638)        --               --
         --             --                (179)        --               --
         --             --             --              --               --
         --             --                 (99)        --               --
         --            (120,955)       --              --               --
         --            (171,322)       (30,306)        --               --
         --             --             --              --               --
         --             --             --              --               --
         --             --             --              --               --
         --             --             --              --               --
         --             --             --              --               --
         --             --             --              --               --
        (371,744)       --             --            (3,958,780)       (226,525)
        (211,643)       --             --            (4,364,139)       (116,685)
         (83,309)       --             --            (2,712,504)        (72,127)
         --             --             --              --               --
      (1,033,702)       --             --               (13,063)       (219,882)
      (2,477,204)       --             --              (271,427)     (5,329,938)
        (355,187)       --             --            (1,399,171)        --
        (202,216)       --             --            (1,685,353)        --
         (79,599)       --             --            (1,012,646)        --
         --             --             --              --               --
        (987,661)       --             --                (5,439)        --
      (2,366,869)       --             --              (114,557)        --
         (89,224)       --              (6,513)        --               --
         (50,798)       --              (1,105)        --               --
         (19,996)       --             --              --               --
         --             --                (922)        --               --
        (248,105)       --             --              --               --
        (594,570)       --             (18,970)        --               --
      (1,177,023)    (1,139,982)     1,405,002      129,602,131         338,082
         647,399       (468,576)     1,728,830      163,770,822          33,291
         169,306       (128,791)       --            70,480,796         142,876
         --             --             944,646         --               --
     (17,120,796)      (300,714)       --               718,349       3,530,198
     (30,043,014)       (47,939)    (1,007,890)      (4,848,560)      5,364,819
    ------------   ------------    -----------    -------------    ------------
     (98,011,938)   (26,217,091)     2,529,701      248,478,619     (22,728,507)
     206,163,877     68,519,461      4,466,233      275,832,493      81,225,421
    ------------   ------------    -----------    -------------    ------------
    $108,151,939   $ 42,302,370    $ 6,995,934    $ 524,311,112    $ 58,496,914
    ============   ============    ===========    =============    ============
    $    --        $   (685,283)   $    (4,073)   $     (80,657)   $   (397,416)
    ============   ============    ===========    =============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------
                                                                               MUNDER          MUNDER
                                                                MUNDER         EQUITY          FOCUS
                                                                BALANCED       INCOME          GROWTH
                                                                FUND           FUND            FUND
                                                                ------------------------------------------
Net Investment income/(loss)................................    $   508,659    $  2,758,759    $   (44,642)
Net realized gain/(loss) on investments sold................     11,883,004      10,054,573        793,643
Net change in unrealized appreciation/(depreciation) of
  investments...............................................     (3,660,424)    (50,766,777)     1,262,977
                                                                -----------    ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations................................................      8,731,239     (37,953,445)     2,011,978
Dividends to shareholders from net investment income:
      Class A Shares........................................        (35,509)        (74,773)       --
      Class B Shares........................................        (23,649)        (20,833)       --
      Class C Shares........................................         (8,353)         (6,318)       --
      Class K Shares........................................       (309,704)     (2,014,101)       --
      Class Y Shares........................................        (94,012)       (493,800)       --
Distributions to shareholders in excess of net investment
  income:
      Class A Shares........................................         (4,898)        (10,170)       --
      Class B Shares........................................           (567)        --             --
      Class C Shares........................................         (2,150)        --             --
      Class K Shares........................................        --              --             --
      Class Y Shares........................................        --              (75,525)       --
Distributions to shareholders from net realized gains:
      Class A Shares........................................       (439,740)       (226,313)       --
      Class B Shares........................................       (640,901)       (142,947)       --
      Class C Shares........................................       (124,756)        (52,897)       --
      Class K Shares........................................     (6,544,611)     (7,199,657)       --
      Class Y Shares........................................     (1,916,915)     (1,232,719)      (652,272)
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................      4,577,335         900,040        100,264
      Class B Shares........................................      7,531,586       1,129,629        --
      Class C Shares........................................      4,692,180         (27,739)       --
      Class K Shares........................................     (2,272,713)    (57,012,953)       --
      Class Y Shares........................................     (9,815,949)     42,985,298     (1,223,297)
                                                                -----------    ------------    -----------
Net increase/(decrease) in net assets.......................      3,297,913     (61,529,223)       236,673
NET ASSETS
Beginning of period.........................................     46,782,572     255,376,123     13,010,713
                                                                -----------    ------------    -----------
End of period...............................................    $50,080,485    $193,846,900    $13,247,386
                                                                ===========    ============    ===========
Undistributed net investment income/(loss)..................    $       614    $     52,887    $   --
                                                                ===========    ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------
                                     MUNDER
    MUNDER           MUNDER          MIDCAP
    INTERNATIONAL    MICRO-CAP       SELECT
    EQUITY FUND      EQUITY FUND     FUND
------------------------------------------------
    $  3,329,619     $ (1,291,054)   $   (28,202)
      27,461,775       12,536,936      1,355,201
      16,738,375       12,596,649      1,481,757
    ------------     ------------    -----------
      47,529,769       23,842,531      2,808,756
        (116,429)         --             --
         (18,966)         --             --
         (26,336)         --             --
      (1,812,979)         --             --
      (1,508,735)         --             --
         --               --             --
          (8,177)         --             --
         (10,710)         --             --
         --               --             --
         --               --             (70,348)
        (572,043)         --             --
        (157,754)         --             --
        (224,004)         --             --
     (10,135,297)         --             --
      (8,856,940)         --             --
      (6,263,646)      22,212,863         10,000
       1,968,885       24,574,121        --
       1,635,842       11,793,031        --
       1,373,389        2,043,407        --
     (30,401,418)      (3,578,407)     6,841,124
    ------------     ------------    -----------
      (7,605,549)      80,887,546      9,589,532
     224,024,825       50,271,369      3,434,207
    ------------     ------------    -----------
    $216,419,276     $131,158,915    $13,023,739
    ============     ============    ===========
    $    --          $    --         $   --
    ============     ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------
                                                                                 MUNDER
                                                                MUNDER           REAL ESTATE     MUNDER
                                                                MULTI-SEASON     EQUITY          SMALL-CAP
                                                                GROWTH           INVESTMENT      VALUE
                                                                FUND             FUND            FUND
                                                                ---------------------------------------------
Net investment income/(loss)................................    $    (860,116)   $  3,379,863    $    368,799
Net realized gain/(loss) on investments sold................       61,239,228      (7,516,109)      1,342,783
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (64,867,915)      2,964,104     (15,885,954)
                                                                -------------    ------------    ------------
Net increase/(decrease) in net assets resulting from
  operations................................................       (4,488,803)     (1,172,142)    (14,174,372)
Dividends to shareholder from net investment income:
      Class A Shares........................................         --              (138,385)        (12,386)
      Class B Shares........................................         --              (151,331)        --
      Class C Shares........................................         --               (32,662)        --
      Class K Shares........................................         --               (75,780)       (127,248)
      Class Y Shares........................................         --            (2,985,444)       (234,280)
Distributions to shareholders in excess of net investment
  income:
      Class A Shares........................................         --               --               (3,268)
      Class B Shares........................................         --               --               (2,012)
      Class C Shares........................................         --               --               (1,274)
      Class K Shares........................................         --               --              --
      Class Y Shares........................................         --               --              --
Distributions to shareholders from net realized gains:
      Class A Shares........................................       (2,340,098)        --              --
      Class B Shares........................................       (6,210,187)        --              --
      Class C Shares........................................         (814,812)        --              --
      Class K Shares........................................      (18,930,585)        --              --
      Class Y Shares........................................      (18,414,803)        --              --
Distributions to shareholders from capital:
      Class A Shares........................................         --               (29,506)        --
      Class B Shares........................................         --               (38,833)        --
      Class C Shares........................................         --                (8,413)        --
      Class K Shares........................................         --               (16,784)        --
      Class Y Shares........................................         --              (606,058)        --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................       17,543,143         332,659      (1,994,086)
      Class B Shares........................................      (54,309,385)     (1,619,922)       (296,282)
      Class C Shares........................................       (1,921,670)       (472,776)       (348,853)
      Class K Shares........................................      (26,479,278)       (794,287)    (50,818,873)
      Class Y Shares........................................      (44,890,219)     (8,871,294)    (22,061,030)
                                                                -------------    ------------    ------------
Net increase/(decrease) in net assets.......................     (161,256,697)    (16,680,958)    (90,073,964)
NET ASSETS
Beginning of period.........................................      804,286,749      81,250,542     145,050,266
                                                                -------------    ------------    ------------
End of period...............................................    $ 643,030,052    $ 64,569,584    $ 54,976,302
                                                                =============    ============    ============
Undistributed net investment income/(loss)..................    $    --          $    --         $     24,221
                                                                =============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    MUNDER
    MUNDER           MUNDER         FRAMLINGTON                    MUNDER
    SMALL            FRAMLINGTON    GLOBAL         MUNDER          FRAMLINGTON
    COMPANY          EMERGING       FINANCIAL      FRAMLINGTON     INTERNATIONAL
    GROWTH           MARKETS        SERVICES       HEALTHCARE      GROWTH
    FUND             FUND           FUND           FUND            FUND
--------------------------------------------------------------------------------
    $  (1,968,949)   $    15,919    $   45,084     $ (1,167,276)    $  (101,513)
       70,138,282      8,173,068       (53,838)       4,318,637      10,765,233
      (28,128,105)    (4,683,267)      280,902       52,229,185       8,158,721
    -------------    -----------    ----------     ------------     -----------
       40,041,228      3,505,720       272,148       55,380,546      18,822,441
         --              --             --              --               (9,646)
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --              (11,891)
         --              --            (62,820)         --             (527,869)
         --              --             --              --               (5,901)
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --               (7,274)
         --              --             --              --             (322,954)
         --              --             --              --              (67,545)
         --              --             --              --              (25,644)
         --              --             --              --              (15,041)
         --              --             --              --              (80,150)
         --              --             --              --           (2,455,084)
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --              --
         --              --             --              --              --
      (13,216,788)     2,792,395         7,500       61,506,019      (1,956,763)
       (1,872,066)     2,019,479        --           75,598,289         989,607
       (1,054,201)       364,796        --           64,685,212         919,821
      (77,139,139)     2,839,507        --              199,401         581,615
      (66,076,243)       123,775     1,302,218        1,383,775        (962,967)
    -------------    -----------    ----------     ------------     -----------
     (119,317,209)    11,645,672     1,519,046      258,753,242      14,864,755
      325,481,086     56,873,789     2,947,187       17,079,251      66,360,666
    -------------    -----------    ----------     ------------     -----------
    $ 206,163,877    $68,519,461    $4,466,233     $275,832,493     $81,225,421
    =============    ===========    ==========     ============     ===========
    $    --          $   302,423    $    5,844     $    (96,169)    $(1,089,342)
    =============    ===========    ==========     ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                            MUNDER        MUNDER
                                                              MUNDER         MUNDER         DIGITAL       EQUITY
                                                              BALANCED       BIO(TECH)(2)   ECONOMY       INCOME
                                                              FUND           FUND(A)        FUND(B)       FUND
                                                              --------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $ 30,411,979   $ 7,279,208    $ 6,632,250   $  7,896,180
Issued as reinvestment of dividends.........................     1,662,086       --             --             175,671
Redeemed....................................................   (14,738,794)   (1,327,346)    (1,867,554)    (7,097,232)
                                                              ------------   -----------    -----------   ------------
Net increase................................................  $ 17,335,271   $ 5,951,862    $ 4,764,696   $    974,619
                                                              ============   ===========    ===========   ============
CLASS B SHARES:
Sold........................................................  $ 48,792,972   $ 9,231,063    $ 9,389,942   $ 10,002,038
Issued as reinvestment of dividends.........................     2,009,762       --             --             106,723
Redeemed....................................................    (9,176,545)   (1,015,057)    (1,381,654)    (3,562,425)
                                                              ------------   -----------    -----------   ------------
Net increase................................................  $ 41,626,189   $ 8,216,006    $ 8,008,288   $  6,546,336
                                                              ============   ===========    ===========   ============
CLASS C SHARES:
Sold........................................................  $ 27,099,135   $   --         $   --        $  4,077,645
Issued as reinvestment of dividends.........................       957,264       --             --              30,294
Redeemed....................................................    (6,622,403)      --             --          (1,512,520)
                                                              ------------   -----------    -----------   ------------
Net increase................................................  $ 21,433,996   $   --         $   --        $  2,595,419
                                                              ============   ===========    ===========   ============
CLASS II SHARES:
Sold........................................................  $    --        $ 5,034,282    $ 7,169,199   $    --
Issued as reinvestment of dividends.........................       --            --             --             --
Redeemed....................................................       --           (837,912)    (1,433,694)       --
                                                              ------------   -----------    -----------   ------------
Net increase................................................  $    --        $ 4,196,370    $ 5,735,505   $    --
                                                              ============   ===========    ===========   ============
CLASS K SHARES:
Sold........................................................  $  5,991,661   $    15,010    $     5,010   $  9,907,704
Issued as reinvestment of dividends.........................         7,131       --             --               1,181
Redeemed....................................................    (8,326,752)      --             --         (50,210,524)
                                                              ------------   -----------    -----------   ------------
Net increase/(decrease).....................................  $ (2,327,960)  $    15,010    $     5,010   $(40,301,639)
                                                              ============   ===========    ===========   ============
CLASS Y SHARES:
Sold........................................................  $  9,126,434   $ 1,374,251    $   803,977   $ 13,519,247
Issued as reinvestment of dividends.........................       133,034       --             --             443,989
Redeemed....................................................    (2,565,034)      (12,334)       (45,592)   (15,575,504)
                                                              ------------   -----------    -----------   ------------
Net increase/(decrease).....................................  $  6,694,434   $ 1,361,917    $   758,385   $ (1,612,268)
                                                              ============   ===========    ===========   ============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Focus Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000, and July 10, 2000, respectively.

(d) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------
    MUNDER                                       MUNDER
    FOCUS         MUNDER          MUNDER         MIDCAP
    GROWTH        INTERNATIONAL   MICRO-CAP      SELECT
    FUND(C)       EQUITY FUND     EQUITY FUND    FUND(D)
------------------------------------------------------------
    $ 3,942,764   $ 163,773,521   $ 46,640,956   $ 3,098,815
        126,578         525,423      1,073,739        65,866
     (1,726,225)   (162,604,892)   (44,736,244)     (777,979)
    -----------   -------------   ------------   -----------
    $ 2,343,117   $   1,694,052   $  2,978,451   $ 2,386,702
    ===========   =============   ============   ===========
    $ 3,342,637   $   9,990,495   $ 13,319,889   $ 2,057,929
         58,925         250,149        929,786        28,705
       (688,279)     (9,968,932)   (12,656,152)     (422,734)
    -----------   -------------   ------------   -----------
    $ 2,713,283   $     271,712   $  1,593,523   $ 1,663,900
    ===========   =============   ============   ===========
    $   --        $  15,913,292   $  6,919,036   $   --
        --               89,217        389,184       --
        --          (15,001,842)    (5,616,225)      --
    -----------   -------------   ------------   -----------
    $   --        $   1,000,667   $  1,691,995   $   --
    ===========   =============   ============   ===========
    $ 4,079,993   $    --         $    --        $ 1,079,848
         32,175        --              --            --
     (1,262,045)       --              --           (233,652)
    -----------   -------------   ------------   -----------
    $ 2,850,123   $    --         $    --        $   846,196
    ===========   =============   ============   ===========
    $   --        $  24,209,009   $  2,376,871   $   --
        --                2,139         10,400       --
        --          (24,452,721)      (925,846)      --
    -----------   -------------   ------------   -----------
    $   --        $    (241,573)  $  1,461,425   $   --
    ===========   =============   ============   ===========
    $ 8,036,437   $   8,321,507   $  2,494,533   $16,035,159
        867,697         295,196        487,024       748,722
     (2,248,095)    (15,924,828)    (9,439,681)   (3,508,073)
    -----------   -------------   ------------   -----------
    $ 6,656,039   $  (7,308,125)  $ (6,458,124)  $13,275,808
    ===========   =============   ============   ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -------------------------------------------------------
                                                                                           MUNDER
                                                              MUNDER                       REAL ESTATE
                                                              MULTI-SEASON   MUNDER        EQUITY         MUNDER
                                                              GROWTH         POWER PLUS    INVESTMENT     SMALL-CAP
                                                              FUND           FUND(A)       FUND           VALUE FUND
                                                              -------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $ 62,171,886   $68,547,569   $  4,539,616   $ 6,574,733
Issued as reinvestment of dividends.........................     4,235,238       --              85,342        34,026
Redeemed....................................................   (68,259,303)   (2,780,394)    (5,506,741)   (3,655,088)
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $ (1,852,179)  $65,767,175   $   (881,783)  $ 2,953,671
                                                              ============   ===========   ============   ===========
CLASS B SHARES:
Sold........................................................  $  6,780,271   $83,393,824   $  2,361,799   $13,283,256
Issued as reinvestment of dividends.........................     1,918,893       --              47,622         2,633
Redeemed....................................................   (10,718,080)   (1,739,010)    (2,390,958)   (3,006,832)
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $ (2,018,916)  $81,654,814   $     18,463   $10,279,057
                                                              ============   ===========   ============   ===========
CLASS C SHARES:
Sold........................................................  $  5,431,041   $   --        $    684,572   $ 3,789,689
Issued as reinvestment of dividends.........................       262,631       --              19,759           859
Redeemed....................................................    (5,523,678)      --            (504,650)   (1,046,474)
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $    169,994   $   --        $    199,681   $ 2,744,074
                                                              ============   ===========   ============   ===========
CLASS II SHARES:
Sold........................................................  $    --        $34,100,635   $    --        $   --
Issued as reinvestment of dividends.........................       --            --             --            --
Redeemed....................................................       --           (720,833)       --            --
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $    --        $33,379,802   $    --        $   --
                                                              ============   ===========   ============   ===========
CLASS K SHARES:
Sold........................................................  $ 50,887,852   $    68,010   $    730,365   $   640,739
Issued as reinvestment of dividends.........................       193,580       --             --                 13
Redeemed....................................................   (72,847,115)      --            (386,196)   (9,610,622)
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $(21,765,683)  $    68,010   $    344,169   $(8,969,870)
                                                              ============   ===========   ============   ===========
CLASS Y SHARES:
Sold........................................................  $ 44,655,627   $ 2,054,661   $  4,261,827   $11,134,463
Issued as reinvestment of dividends.........................     1,210,652       --             597,452       101,078
Redeemed....................................................   (87,172,676)      (10,384)   (15,348,996)   (9,709,694)
                                                              ------------   -----------   ------------   -----------
Net increase/(decrease).....................................  $(41,306,397)  $ 2,044,277   $(10,489,717)  $ 1,525,847
                                                              ============   ===========   ============   ===========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

(b) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   MUNDER
                                   FRAMLINGTON
                    MUNDER         GLOBAL        MUNDER          MUNDER
    MUNDER          FRAMLINGTON    FINANCIAL     FRAMLINGTON     FRAMLINGTON
    SMALL COMPANY   EMERGING       SERVICES      HEALTHCARE      INTERNATIONAL
    GROWTH FUND     MARKETS FUND   FUND(B)       FUND            GROWTH FUND
------------------------------------------------------------------------------
    $ 77,423,947    $ 26,818,432   $ 2,144,493   $ 251,594,547   $ 77,956,455
         548,523           8,214         7,734       3,896,189        111,039
     (79,149,493)    (27,966,628)     (747,225)   (125,888,605)   (77,729,412)
    ------------    ------------   -----------   -------------   ------------
    $ (1,177,023)   $ (1,139,982)  $ 1,405,002   $ 129,602,131   $    338,082
    ============    ============   ===========   =============   ============
    $  3,342,489    $  1,161,888   $ 2,532,850   $ 218,643,896   $    484,426
         171,660         --              1,093       3,952,999         83,258
      (2,866,750)     (1,630,464)     (805,113)    (58,826,073)      (534,393)
    ------------    ------------   -----------   -------------   ------------
    $    647,399    $   (468,576)  $ 1,728,830   $ 163,770,822   $     33,291
    ============    ============   ===========   =============   ============
    $  1,275,652    $    971,950   $   --        $ 122,062,335   $  5,936,104
          68,847         --            --            2,364,873         62,092
      (1,175,193)     (1,100,741)      --          (53,946,412)    (5,855,320)
    ------------    ------------   -----------   -------------   ------------
    $    169,306    $   (128,791)  $   --        $  70,480,796   $    142,876
    ============    ============   ===========   =============   ============
    $    --         $    --        $ 1,305,684   $    --         $    --
         --              --                780        --              --
         --              --           (361,818)       --              --
    ------------    ------------   -----------   -------------   ------------
    $    --         $    --        $   944,646   $    --         $    --
    ============    ============   ===========   =============   ============
    $  5,171,991    $ 12,127,406   $   --        $     956,430   $  4,436,991
           1,346              46       --                2,925        --
     (22,294,133)    (12,428,166)      --             (241,006)      (906,793)
    ------------    ------------   -----------   -------------   ------------
    $(17,120,796)   $   (300,714)  $   --        $     718,349   $  3,530,198
    ============    ============   ===========   =============   ============
    $ 10,458,032    $  6,809,055   $ 1,153,646   $   2,020,310   $ 15,299,863
         580,994          49,334        48,580         123,593      1,058,512
     (41,082,040)     (6,906,328)   (2,210,116)     (6,992,463)   (10,993,556)
    ------------    ------------   -----------   -------------   ------------
    $(30,043,014)   $    (47,939)  $(1,007,890)  $  (4,848,560)  $  5,364,819
    ============    ============   ===========   =============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------
                                                                                          MUNDER      MUNDER
                                                              MUNDER       MUNDER         DIGITAL     EQUITY
                                                              BALANCED     BIO(TECH)(2)   ECONOMY     INCOME
                                                              FUND         FUND(A)        FUND(B)     FUND
                                                              --------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................   2,789,610       922,562      742,385      633,756
Issued as reinvestment of dividends.........................     151,528       --            --           14,328
Redeemed....................................................  (1,443,024)     (199,077)    (223,395)    (571,279)
                                                              ----------     ---------    ---------   ----------
Net increase................................................   1,498,114       723,485      518,990       76,805
                                                              ==========     =========    =========   ==========
CLASS B SHARES:
Sold........................................................   4,559,141     1,193,035    1,079,477      774,509
Issued as reinvestment of dividends.........................     184,533       --            --            8,770
Redeemed....................................................    (878,696)     (153,619)    (174,554)    (278,349)
                                                              ----------     ---------    ---------   ----------
Net increase................................................   3,864,978     1,039,416      904,923      504,930
                                                              ==========     =========    =========   ==========
CLASS C SHARES:
Sold........................................................   2,506,992       --            --          316,154
Issued as reinvestment of dividends.........................      87,575       --            --            2,488
Redeemed....................................................    (630,909)      --            --         (118,002)
                                                              ----------     ---------    ---------   ----------
Net increase................................................   1,963,658       --            --          200,640
                                                              ==========     =========    =========   ==========
CLASS II SHARES:
Sold........................................................      --           632,479      818,755       --
Issued as reinvestment of dividends.........................      --           --            --           --
Redeemed....................................................      --          (115,744)    (175,846)      --
                                                              ----------     ---------    ---------   ----------
Net increase................................................      --           516,735      642,909       --
                                                              ==========     =========    =========   ==========
CLASS K SHARES:
Sold........................................................     549,154         2,785          687      773,329
Issued as reinvestment of dividends.........................         679       --            --               96
Redeemed....................................................    (763,453)      --            --       (3,916,347)
                                                              ----------     ---------    ---------   ----------
Net increase/(decrease).....................................    (213,620)        2,785          687   (3,142,922)
                                                              ==========     =========    =========   ==========
CLASS Y SHARES:
Sold........................................................     847,325       237,712       84,631    1,064,302
Issued as reinvestment of dividends.........................      12,652       --            --           36,122
Redeemed....................................................    (246,389)       (1,688)      (5,733)  (1,213,684)
                                                              ----------     ---------    ---------   ----------
Net increase/(decrease).....................................     613,588       236,024       78,898     (113,260)
                                                              ==========     =========    =========   ==========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Focus Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000, and July 10, 2000, respectively.

(d) The Munder MidCap Select Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------
    MUNDER                                   MUNDER
    FOCUS      MUNDER          MUNDER        MIDCAP
    GROWTH     INTERNATIONAL   MICRO-CAP     SELECT
    FUND(C)    EQUITY FUND     EQUITY FUND   FUND(D)
------------------------------------------------------
     314,972     10,768,627     1,821,458      211,846
      10,863         35,361        41,558        4,557
    (185,205)   (10,691,716)   (1,771,475)     (56,212)
    --------    -----------    ----------    ---------
     140,630        112,272        91,541      160,191
    ========    ===========    ==========    =========
     289,921        650,979       542,594      141,371
       4,953         16,735        37,055        1,997
     (69,946)      (663,385)     (567,727)     (29,324)
    --------    -----------    ----------    ---------
     224,928          4,329        11,922      114,044
    ========    ===========    ==========    =========
       --         1,189,214       288,353       --
       --             6,060        15,498       --
       --        (1,126,514)     (252,711)      --
    --------    -----------    ----------    ---------
       --            68,760        51,140       --
    ========    ===========    ==========    =========
     360,790        --             --           74,436
       2,973        --             --           --
    (123,420)       --             --          (16,768)
    --------    -----------    ----------    ---------
     240,343        --             --           57,668
    ========    ===========    ==========    =========
       --         1,718,491        92,376       --
       --               169           402       --
       --        (1,661,226)      (38,640)      --
    --------    -----------    ----------    ---------
       --            57,434        54,138       --
    ========    ===========    ==========    =========
     865,004        562,019        98,482    1,109,607
      70,890         19,734        18,693       51,065
    (203,077)    (1,081,706)     (412,068)    (241,319)
    --------    -----------    ----------    ---------
     732,817       (499,953)     (294,893)     919,353
    ========    ===========    ==========    =========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ----------------------------------------------------
                                                                                          MUNDER
                                                              MUNDER                      REAL ESTATE
                                                              MULTI-SEASON   MUNDER       EQUITY        MUNDER
                                                              GROWTH         POWER PLUS   INVESTMENT    SMALL-CAP
                                                              FUND           FUND(A)      FUND          VALUE FUND
                                                              ----------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    3,068,520     6,254,282      362,560      451,634
Issued as reinvestment of dividends.........................      230,044        --            6,854        2,368
Redeemed....................................................   (3,407,858)     (257,394)    (439,345)    (259,518)
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................     (109,294)    5,996,888      (69,931)     194,484
                                                               ==========    ==========   ==========     ========
CLASS B SHARES:
Sold........................................................      409,429     7,634,311      188,091      914,599
Issued as reinvestment of dividends                               111,619        --            3,836          193
Redeemed....................................................     (624,243)     (165,454)    (193,190)    (214,709)
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................     (103,195)    7,468,857       (1,263)     700,083
                                                               ==========    ==========   ==========     ========
CLASS C SHARES:
Sold........................................................      319,372        --           54,834      263,390
Issued as reinvestment of dividends.........................       15,220        --            1,584           64
Redeemed....................................................     (326,747)       --          (40,693)     (74,887)
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................        7,845        --           15,725      188,567
                                                               ==========    ==========   ==========     ========
CLASS II SHARES:
Sold........................................................      --          3,109,459       --           --
Issued as reinvestment of dividends.........................      --             --           --           --
Redeemed....................................................      --            (67,496)      --           --
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................      --          3,041,963       --           --
                                                               ==========    ==========   ==========     ========
CLASS K SHARES:
Sold........................................................    2,892,357         6,317       57,859       46,447
Issued as reinvestment of dividends.........................       10,492        --           --                1
Redeemed....................................................   (3,989,089)       --          (30,196)    (736,139)
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................   (1,086,240)        6,317       27,663     (689,691)
                                                               ==========    ==========   ==========     ========
CLASS Y SHARES:
Sold........................................................    2,508,096       207,598      344,175      816,915
Issued as reinvestment of dividends.........................       64,549        --           47,990        7,102
Redeemed....................................................   (4,528,630)         (985)  (1,237,892)    (706,392)
                                                               ----------    ----------   ----------     --------
Net increase/(decrease).....................................   (1,955,985)      206,613     (845,727)     117,625
                                                               ==========    ==========   ==========     ========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

(b) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                   MUNDER
                                   FRAMLINGTON                 MUNDER
                    MUNDER         GLOBAL        MUNDER        FRAMLINGTON
    MUNDER          FRAMLINGTON    FINANCIAL     FRAMLINGTON   INTERNATIONAL
    SMALL COMPANY   EMERGING       SERVICES      HEALTHCARE    GROWTH
    GROWTH FUND     MARKETS FUND   FUND(B)       FUND          FUND
----------------------------------------------------------------------------
       4,061,344      2,666,509      190,433      8,428,101      6,184,506
          32,602            784          685        136,534          8,344
      (4,174,029)    (2,756,465)     (72,653)    (4,749,510)    (6,149,911)
     -----------     ----------     --------     ----------     ----------
         (80,083)       (89,172)     118,465      3,815,125         42,939
     ===========     ==========     ========     ==========     ==========
         214,228        119,546      224,721      7,632,822         37,552
          11,125        --                96        142,460          6,401
        (196,260)      (171,851)     (74,522)    (2,344,057)       (43,709)
     -----------     ----------     --------     ----------     ----------
          29,093        (52,305)     150,295      5,431,225            244
     ===========     ==========     ========     ==========     ==========
          81,048        115,209       --          4,222,777        479,273
           4,438        --            --             85,210          4,757
         (76,808)      (127,655)      --         (2,110,563)      (467,268)
     -----------     ----------     --------     ----------     ----------
           8,678        (12,446)      --          2,197,424         16,762
     ===========     ==========     ========     ==========     ==========
         --             --           115,642         --            --
         --             --                69         --            --
         --             --           (33,298)        --            --
     -----------     ----------     --------     ----------     ----------
         --             --            82,413         --            --
     ===========     ==========     ========     ==========     ==========
         308,560      1,259,286       --             34,792        368,690
              83              4       --                103        --
      (1,359,401)    (1,392,410)      --             (9,435)       (79,884)
     -----------     ----------     --------     ----------     ----------
      (1,050,758)      (133,120)      --             25,460        288,806
     ===========     ==========     ========     ==========     ==========
         637,196        638,853      102,424         69,131      1,222,799
          34,199          4,757        4,310          4,191         79,432
      (2,585,818)      (812,109)    (213,123)      (256,243)      (970,050)
     -----------     ----------     --------     ----------     ----------
      (1,914,423)      (168,499)    (106,389)      (182,921)       332,181
     ===========     ==========     ========     ==========     ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended June 30, 2000
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -----------------------------------------
                                                                             MUNDER         MUNDER
                                                              MUNDER         EQUITY         FOCUS
                                                              BALANCED       INCOME         GROWTH
                                                              FUND           FUND           FUND(A)
                                                              -----------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $  6,785,992   $ 17,885,104   $   100,264
Issued as reinvestment of dividends.........................       423,006        190,347       --
Redeemed....................................................    (2,631,663)   (17,175,411)      --
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $  4,577,335   $    900,040   $   100,264
                                                              ============   ============   ===========
CLASS B SHARES:
Sold........................................................  $ 11,281,387   $  3,788,485   $   --
Issued as reinvestment of dividends.........................       446,010         94,294       --
Redeemed....................................................    (4,195,811)    (2,753,150)      --
                                                              ------------   ------------   -----------
Net increase................................................  $  7,531,586   $  1,129,629   $   --
                                                              ============   ============   ===========
CLASS C SHARES:
Sold........................................................  $  6,272,429   $  1,915,035   $   --
Issued as reinvestment of dividends.........................        37,038         22,260       --
Redeemed....................................................    (1,617,287)    (1,965,034)      --
                                                              ------------   ------------   -----------
Net increase................................................  $  4,692,180   $    (27,739)  $   --
                                                              ============   ============   ===========
CLASS K SHARES:
Sold........................................................  $  9,507,694   $ 32,241,968   $   --
Issued as reinvestment of dividends.........................            55          1,274       --
Redeemed....................................................   (11,780,462)   (89,256,195)      --
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $ (2,272,713)  $(57,012,953)  $   --
                                                              ============   ============   ===========
CLASS Y SHARES:
Sold........................................................  $  3,477,676   $ 64,716,280   $ 2,003,078
Issued as reinvestment of dividends.........................        69,722         74,290       640,354
Redeemed....................................................   (13,363,347)   (21,805,272)   (3,866,729)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $ (9,815,949)  $ 42,985,298   $(1,223,297)
                                                              ============   ============   ===========

------------
(a) The Munder Focus Growth Fund and the Munder MidCap Select Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------
                                   MUNDER
    MUNDER          MUNDER         MIDCAP
    INTERNATIONAL   MICRO-CAP      SELECT
    EQUITY FUND     EQUITY FUND    FUND(A)
----------------------------------------------
    $ 130,393,083   $ 59,536,050   $    10,000
          421,615        --            --
     (137,078,344)   (37,323,187)      --
    -------------   ------------   -----------
    $  (6,263,646)  $ 22,212,863   $    10,000
    =============   ============   ===========
    $   2,925,877   $ 31,557,857   $   --
           87,976        --            --
       (1,044,968)    (6,983,736)      --
    -------------   ------------   -----------
    $   1,968,885   $ 24,574,121   $   --
    =============   ============   ===========
    $   6,668,963   $ 15,874,755   $   --
           47,158        --            --
       (5,080,279)    (4,081,724)      --
    -------------   ------------   -----------
    $   1,635,842   $ 11,793,031   $   --
    =============   ============   ===========
    $  26,029,127   $  2,957,481   $   --
            7,074        --            --
      (24,662,812)      (914,074)      --
    -------------   ------------   -----------
    $   1,373,389   $  2,043,407   $   --
    =============   ============   ===========
    $  20,155,170   $  5,799,452   $ 7,893,145
          339,835        --             70,349
      (50,896,423)    (9,377,859)   (1,122,370)
    -------------   ------------   -----------
    $ (30,401,418)  $ (3,578,407)  $ 6,841,124
    =============   ============   ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               -------------------------------------------
                                                                               MUNDER
                                                               MUNDER          REAL ESTATE
                                                               MULTI-SEASON    EQUITY         MUNDER
                                                               GROWTH          INVESTMENT     SMALL-CAP
                                                               FUND            FUND           VALUE FUND
                                                               -------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................   $ 513,714,095   $  5,509,645   $ 30,898,974
Issued as reinvestment of dividends.........................       1,622,070        101,435         12,611
Redeemed....................................................    (497,793,022)    (5,278,421)   (32,905,671)
                                                               -------------   ------------   ------------
Net increase/(decrease).....................................   $  17,543,143   $    332,659   $ (1,994,086)
                                                               =============   ============   ============
CLASS B SHARES:
Sold........................................................   $   8,989,177   $  1,256,958   $  1,877,740
Issued as reinvestment of dividends.........................       2,533,148         60,909            788
Redeemed....................................................     (65,831,710)    (2,937,789)    (2,174,810)
                                                               -------------   ------------   ------------
Net increase/(decrease).....................................   $ (54,309,385)  $ (1,619,922)  $   (296,282)
                                                               =============   ============   ============
CLASS C SHARES:
Sold........................................................   $   8,695,042   $    294,199   $  1,895,677
Issued as reinvestment of dividends.........................          63,532         16,290            329
Redeemed....................................................     (10,680,244)      (783,265)    (2,244,859)
                                                               -------------   ------------   ------------
Net increase/(decrease).....................................   $  (1,921,670)  $   (472,776)  $   (348,853)
                                                               =============   ============   ============
CLASS K SHARES:
Sold........................................................   $ 100,039,514   $    515,206   $  8,012,910
Issued as reinvestment of dividends.........................         120,400        --                   3
Redeemed....................................................    (126,639,192)    (1,309,493)   (58,831,786)
                                                               -------------   ------------   ------------
Net increase/(decrease).....................................   $ (26,479,278)  $   (794,287)  $(50,818,873)
                                                               =============   ============   ============
CLASS Y SHARES:
Sold........................................................   $  55,345,664   $ 10,185,335   $  4,946,672
Issued as reinvestment of dividends.........................         890,964        895,525         51,156
Redeemed....................................................    (101,126,847)   (19,952,154)   (27,058,858)
                                                               -------------   ------------   ------------
Net increase/(decrease).....................................   $ (44,890,219)  $ (8,871,294)  $(22,061,030)
                                                               =============   ============   ============

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                   MUNDER
                                   FRAMLINGTON
                    MUNDER         GLOBAL        MUNDER         MUNDER
    MUNDER          FRAMLINGTON    FINANCIAL     FRAMLINGTON    FRAMLINGTON
    SMALL COMPANY   EMERGING       SERVICES      HEALTHCARE     INTERNATIONAL
    GROWTH FUND     MARKETS FUND   FUND(A)       FUND           GROWTH FUND
-----------------------------------------------------------------------------
    $ 234,894,845   $ 17,842,469   $    7,500    $114,009,815   $ 35,461,783
         --              --            --             --              81,974
     (248,111,633)   (15,050,074)      --         (52,503,796)   (37,500,520)
    -------------   ------------   ----------    ------------   ------------
    $ (13,216,788)  $  2,792,395   $    7,500    $ 61,506,019   $ (1,956,763)
    =============   ============   ==========    ============   ============
    $   4,274,224   $  3,636,847   $   --        $ 86,631,009   $  1,915,311
         --              --            --             --              21,092
       (6,146,290)    (1,617,368)      --         (11,032,720)      (946,796)
    -------------   ------------   ----------    ------------   ------------
    $  (1,872,066)  $  2,019,479   $   --        $ 75,598,289   $    989,607
    =============   ============   ==========    ============   ============
    $   1,091,456   $  1,291,302   $   --        $ 77,764,565   $  2,952,059
         --              --            --             --              12,538
       (2,145,657)      (926,506)      --         (13,079,353)    (2,044,776)
    -------------   ------------   ----------    ------------   ------------
    $  (1,054,201)  $    364,796   $   --        $ 64,685,212   $    919,821
    =============   ============   ==========    ============   ============
    $  12,010,228   $ 19,415,665   $   --        $    266,356   $    906,040
         --              --            --             --             --
      (89,149,367)   (16,576,158)      --             (66,955)      (324,425)
    -------------   ------------   ----------    ------------   ------------
    $ (77,139,139)  $  2,839,507   $   --        $    199,401   $    581,615
    =============   ============   ==========    ============   ============
    $  10,817,914   $  4,345,293   $1,705,333    $  2,249,416   $ 15,603,190
         --              --            30,949         --             653,463
      (76,894,157)    (4,221,518)    (434,064)       (865,641)   (17,219,620)
    -------------   ------------   ----------    ------------   ------------
    $ (66,076,243)  $    123,775   $1,302,218    $  1,383,775   $   (962,967)
    =============   ============   ==========    ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ----------------------------------
                                                                           MUNDER       MUNDER
                                                              MUNDER       EQUITY       FOCUS
                                                              BALANCED     INCOME       GROWTH
                                                              FUND         FUND         FUND(A)
                                                              ----------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     573,561    1,353,999      7,224
Issued as reinvestment of dividends.........................      42,595       14,803      --
Redeemed....................................................    (224,043)  (1,308,309)     --
                                                              ----------   ----------   --------
Net increase/(decrease).....................................     392,113       60,493      7,224
                                                              ==========   ==========   ========
CLASS B SHARES:
Sold........................................................     967,112      295,320      --
Issued as reinvestment of dividends.........................      45,432        7,316      --
Redeemed....................................................    (360,945)    (214,318)     --
                                                              ----------   ----------   --------
Net increase................................................     651,599       88,318      --
                                                              ==========   ==========   ========
CLASS C SHARES:
Sold........................................................     533,678      149,072      --
Issued as reinvestment of dividends.........................       3,676        1,730      --
Redeemed....................................................    (140,887)    (151,398)     --
                                                              ----------   ----------   --------
Net increase................................................     396,467         (596)     --
                                                              ==========   ==========   ========
CLASS K SHARES:
Sold........................................................     917,665    2,423,138      --
Issued as reinvestment of dividends.........................           5           99      --
Redeemed....................................................  (1,061,539)  (6,803,659)     --
                                                              ----------   ----------   --------
Net increase/(decrease).....................................    (143,869)  (4,380,422)     --
                                                              ==========   ==========   ========
CLASS Y SHARES:
Sold........................................................     328,836    5,188,493    160,144
Issued as reinvestment of dividends.........................       7,050        5,894     59,622
Redeemed....................................................  (1,106,771)  (1,617,766)  (319,436)
                                                              ----------   ----------   --------
Net increase/(decrease).....................................    (770,885)   3,576,621    (99,670)
                                                              ==========   ==========   ========

------------
(a) The Munder Focus Growth Fund and the Munder MidCap Select Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------
                    MUNDER       MUNDER
    MUNDER          MICRO-CAP    MIDCAP
    INTERNATIONAL   EQUITY       SELECT
    EQUITY FUND     FUND         FUND(A)
----------------------------------------
      7,476,474      2,277,491       646
         24,122         --         --
     (7,883,249)    (1,570,774)    --
     ----------     ----------   -------
       (382,653)       706,717       646
     ==========     ==========   =======
        166,521      1,127,659     --
          5,092         --         --
        (59,073)      (278,599)    --
     ----------     ----------   -------
        112,540        849,060     --
     ==========     ==========   =======
        398,845        544,186     --
          2,696         --         --
       (309,976)      (164,363)    --
     ----------     ----------   -------
         91,565        379,823     --
     ==========     ==========   =======
      1,464,258        108,126     --
            401         --         --
     (1,419,008)       (36,672)    --
     ----------     ----------   -------
         45,651         71,454     --
     ==========     ==========   =======
      1,122,569        220,593   602,582
         19,435         --         7,164
     (2,812,103)      (396,083)  (85,083)
     ----------     ----------   -------
     (1,670,099)      (175,490)  524,663
     ==========     ==========   =======

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               ---------------------------------------
                                                                              MUNDER
                                                               MUNDER         REAL ESTATE
                                                               MULTI-SEASON   EQUITY        MUNDER
                                                               GROWTH         INVESTMENT    SMALL-CAP
                                                               FUND           FUND          VALUE FUND
                                                               ---------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    25,012,439       469,917     2,563,278
Issued as reinvestment of dividends.........................        84,111         9,076         1,063
Redeemed....................................................   (24,167,485)     (446,640)   (2,738,693)
                                                               -----------    ----------    ----------
Net increase/(decrease).....................................       929,065        32,353      (174,352)
                                                               ===========    ==========    ==========
CLASS B SHARES:
Sold........................................................       521,602       110,304       163,847
Issued as reinvestment of dividends.........................       139,044         5,440            67
Redeemed....................................................    (3,521,855)     (261,713)     (188,778)
                                                               -----------    ----------    ----------
Net increase/(decrease).....................................    (2,861,209)     (145,969)      (24,864)
                                                               ===========    ==========    ==========
CLASS C SHARES:
Sold........................................................       445,824        26,071       162,336
Issued as reinvestment of dividends.........................         3,469         1,447            28
Redeemed....................................................      (548,588)      (70,123)     (198,110)
                                                               -----------    ----------    ----------
Net increase/(decrease).....................................       (99,295)      (42,605)      (35,746)
                                                               ===========    ==========    ==========
CLASS K SHARES:
Sold........................................................     4,951,349        44,831       700,764
Issued as reinvestment of dividends.........................         6,277        --            --
Redeemed....................................................    (6,222,757)     (120,909)   (5,099,704)
                                                               -----------    ----------    ----------
Net increase/(decrease).....................................    (1,265,131)      (76,078)   (4,398,940)
                                                               ===========    ==========    ==========
CLASS Y SHARES:
Sold........................................................     2,735,182       880,145       419,031
Issued as reinvestment of dividends.........................        45,772        79,956         4,340
Redeemed....................................................    (4,922,987)   (1,753,350)   (2,331,059)
                                                               -----------    ----------    ----------
Net increase/(decrease).....................................    (2,142,033)     (793,249)   (1,907,688)
                                                               ===========    ==========    ==========

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                   MUNDER
                                   FRAMLINGTON
                    MUNDER         GLOBAL        MUNDER        MUNDER
    MUNDER          FRAMLINGTON    FINANCIAL     FRAMLINGTON   FRAMLINGTON
    SMALL COMPANY   EMERGING       SERVICES      HEALTHCARE    INTERNATIONAL
    GROWTH FUND     MARKETS FUND   FUND(A)       FUND          GROWTH FUND
----------------------------------------------------------------------------
      13,709,941      1,279,182          706      4,728,263       2,331,129
         --             --            --             --               5,463
     (14,443,294)    (1,076,756)      --         (2,249,531)     (2,452,293)
     -----------     ----------      -------     ----------      ----------
        (733,353)       202,426          706      2,478,732        (115,701)
     ===========     ==========      =======     ==========      ==========
         274,349        266,496       --          3,611,591         124,884
         --             --            --             --               1,427
        (374,437)      (123,621)      --           (541,233)        (64,165)
     -----------     ----------      -------     ----------      ----------
        (100,088)       142,875       --          3,070,358          62,146
     ===========     ==========      =======     ==========      ==========
          65,170         91,285       --          3,218,602         190,324
         --             --            --             --                 839
        (129,796)       (69,682)      --           (585,906)       (132,942)
     -----------     ----------      -------     ----------      ----------
         (64,626)        21,603       --          2,632,696          58,221
     ===========     ==========      =======     ==========      ==========
         710,435      1,477,128       --             10,918          56,790
         --             --            --             --             --
      (5,397,897)    (1,355,839)      --             (3,023)        (20,413)
     -----------     ----------      -------     ----------      ----------
      (4,687,462)       121,289       --              7,895          36,377
     ===========     ==========      =======     ==========      ==========
         606,082        364,320      164,791         96,887         988,803
         --             --             3,239         --              43,422
      (4,300,727)      (330,824)     (42,588)       (41,900)     (1,114,434)
     -----------     ----------      -------     ----------      ----------
      (3,694,645)        33,496      125,442         54,987         (82,209)
     ===========     ==========      =======     ==========      ==========

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR         YEAR
                                                          ENDED           ENDED           ENDED           ENDED        ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................     $ 12.13          $12.96          $13.48        $13.01         $12.35
                                                           -------          ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................        0.19            0.15            0.21          0.30           0.29
Net realized and unrealized gain/(loss) on
  investments.........................................       (0.26)           2.40            1.02          1.66           1.30
                                                           -------          ------          ------        ------         ------
Total from investment operations......................       (0.07)           2.55            1.23          1.96           1.59
                                                           -------          ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.18)          (0.13)          (0.23)        (0.32)         (0.27)
Distributions in excess of net investment income......       --              (0.02)          --             --            --
Distributions from net realized gains.................       (1.35)          (3.23)          (1.52)        (1.17)         (0.66)
Distributions in excess of net realized gains.........       (0.28)          --              --             --            --
                                                           -------          ------          ------        ------         ------
Total distributions...................................       (1.81)          (3.38)          (1.75)        (1.49)         (0.93)
                                                           -------          ------          ------        ------         ------
Net asset value, end of period........................     $ 10.25          $12.13          $12.96        $13.48         $13.01
                                                           =======          ======          ======        ======         ======
TOTAL RETURN(B).......................................       (1.23)%         27.17%          10.76%        15.93%         13.63%
                                                           =======          ======          ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $20,621          $6,229          $1,572        $  844         $  382
Ratio of operating expenses to average net assets.....        1.31%           1.26%           1.22%         1.17%          1.22%
Ratio of net investment income to average net
  assets..............................................        1.80%           1.33%           1.73%         2.41%          2.30%
Portfolio turnover rate...............................         165%            176%            116%           79%           125%
Ratio of operating expenses to average net assets
  without expense reimbursed..........................        1.31%           1.26%           1.22%         1.17%          1.22%

------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
    -----------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         YEAR
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------------
     $ 12.08          $12.92          $13.44        $12.97         $12.33
     -------          ------          ------        ------         ------
        0.11            0.07            0.12          0.21           0.19
       (0.30)           2.38            1.01          1.64           1.30
     -------          ------          ------        ------         ------
       (0.19)           2.45            1.13          1.85           1.49
     -------          ------          ------        ------         ------
       (0.10)          (0.06)          (0.13)        (0.21)         (0.19)
       --              (0.00)(d)       --             --            --
       (1.35)          (3.23)          (1.52)        (1.17)         (0.66)
       (0.28)          --              --             --            --
     -------          ------          ------        ------         ------
       (1.73)          (3.29)          (1.65)        (1.38)         (0.85)
     -------          ------          ------        ------         ------
     $ 10.16          $12.08          $12.92        $13.44         $12.97
     =======          ======          ======        ======         ======
       (2.30)%         26.22%           9.96%        15.11%         12.73%
     =======          ======          ======        ======         ======
     $47,329          $9,582          $1,829        $  647         $  199
        2.06%           2.01%           1.97%         1.92%          1.97%
        1.05%           0.58%           0.94%         1.66%          1.55%
         165%            176%            116%           79%           125%
        2.06%           2.01%           1.97%         1.92%          1.97%

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR         YEAR
                                                          ENDED           ENDED           ENDED           ENDED        ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................     $ 12.12          $12.95          $13.45        $12.99         $12.35
                                                           -------          ------          ------        ------         ------
Income from investment operations:
Net investment income.................................        0.11            0.07            0.12          0.22           0.18
Net realized and unrealized gain/(loss) on
  investments.........................................       (0.30)           2.39            1.03          1.62           1.32
                                                           -------          ------          ------        ------         ------
Total from investment operations......................       (0.19)           2.46            1.15          1.84           1.50
                                                           -------          ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.10)          (0.05)          (0.13)        (0.21)         (0.20)
Distributions in excess of net investment income......       --              (0.01)          --             --            --
Distributions from net realized gains.................       (1.35)          (3.23)          (1.52)        (1.17)         (0.66)
Distributions from net realized gains.................       (0.28)          --              --             --            --
                                                           -------          ------          ------        ------         ------
Total distributions...................................       (1.73)          (3.29)          (1.65)        (1.38)         (0.86)
                                                           -------          ------          ------        ------         ------
Net asset value, end of period........................     $ 10.20          $12.12          $12.95        $13.45         $12.99
                                                           =======          ======          ======        ======         ======
TOTAL RETURN(B).......................................       (2.38)%         26.33%          10.11%        15.00%         12.84%
                                                           =======          ======          ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................     $24,364          $5,145          $  360        $  115         $   73
Ratio of operating expenses to average net assets.....        2.06%           2.01%           1.97%         1.92%          1.97%
Ratio of net investment income to average net
  assets..............................................        1.05%           0.58%           0.94%         1.66%          1.55%
Portfolio turnover rate...............................         165%            176%            116%           79%           125%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................        2.06%           2.01%           1.97%         1.92%          1.97%

------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
    -----------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         YEAR
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------------
     $ 12.14          $12.98         $ 13.48        $ 13.01        $12.35
     -------          ------         -------        -------        ------
        0.22            0.18            0.26           0.37          0.31
       (0.32)           2.39            1.02           1.62          1.31
     -------          ------         -------        -------        ------
       (0.10)           2.57            1.28           1.99          1.62
     -------          ------         -------        -------        ------
       (0.21)          (0.18)          (0.26)         (0.35)        (0.30)
       --              --              --             --            --
       (1.35)          (3.23)          (1.52)         (1.17)        (0.66)
       (0.28)          --              --             --            --
     -------          ------         -------        -------        ------
       (1.84)          (3.41)          (1.78)         (1.52)        (0.96)
     -------          ------         -------        -------        ------
     $ 10.20          $12.14         $ 12.98        $ 13.48        $13.01
     =======          ======         =======        =======        ======
       (1.46)%         27.33%          11.21%         16.23%        13.91%
     =======          ======         =======        =======        ======
     $10,821          $5,430         $15,816        $47,215        $70,314
        1.06%           1.01%           0.97%          0.92%         0.97%
        2.05%           1.58%           2.09%          2.66%         2.55%
         165%            176%            116%            79%          125%
        1.06%           1.01%           0.97%          0.92%         0.97%

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                A SHARES         B SHARES         II SHARES        Y SHARES
                                                                ----------       ----------       ----------       ----------
                                                                PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
                                                                6/30/01(C)       6/30/01(C)       6/30/01(C)       6/30/01(C)
                                                                -------------------------------------------------------------
Net asset value, beginning of period........................      $10.00           $10.00           $10.00           $10.00
                                                                  ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.13)           (0.16)           (0.16)           (0.11)
Net realized and unrealized loss on investments.............       (2.37)           (2.39)           (2.37)           (2.36)
                                                                  ------           ------           ------           ------
Total from investment operations............................       (2.50)           (2.55)           (2.53)           (2.47)
                                                                  ------           ------           ------           ------
Net asset value, end of period..............................      $ 7.50           $ 7.45           $ 7.47           $ 7.53
                                                                  ======           ======           ======           ======
TOTAL RETURN(B).............................................      (25.00)%         (25.50)%         (25.30)%         (24.70)%
                                                                  ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $5,425           $7,748           $3,862           $1,778
Ratio of operating expenses to average net assets...........        3.21%(d)         3.96%(d)         3.96%(d)         2.96%(d)
Ratio of net investment loss to average net assets..........       (2.74)%(d)       (3.49)%(d)       (3.49)%(d)       (2.49)%(d)
Portfolio turnover rate.....................................          26%              26%              26%              26%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        3.21%(d)         3.96%(d)         3.96%(d)         2.96%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Digital Economy Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                A SHARES         B SHARES         II SHARES        Y SHARES
                                                                ----------       ----------       ----------       ----------
                                                                PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED            ENDED            ENDED            ENDED
                                                                6/30/01(C)       6/30/01(C)       6/30/01(C)       6/30/01(C)
                                                                -------------------------------------------------------------
Net asset value, beginning of period........................      $10.00           $10.00           $10.00           $10.00
                                                                  ------           ------           ------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.10)           (0.15)           (0.15)           (0.09)
Net realized and unrealized loss on investments.............       (2.11)           (2.12)           (2.10)           (2.09)
                                                                  ------           ------           ------           ------
Total from investment operations............................       (2.21)           (2.27)           (2.25)           (2.18)
                                                                  ------           ------           ------           ------
Net asset value, end of period..............................      $ 7.79           $ 7.73           $ 7.75           $ 7.82
                                                                  ======           ======           ======           ======
TOTAL RETURN(B).............................................      (22.10)%         (22.70)%         (22.50)%         (21.80)%
                                                                  ======           ======           ======           ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $4,045           $7,000           $4,985           $  617
Ratio of operating expenses to average net assets...........        2.51%(d)         3.26%(d)         3.26%(d)         2.26%(d)
Ratio of net investment loss to average net assets..........       (1.57)%(d)       (2.32)%(d)       (2.32)%(d)       (1.32)%(d)
Portfolio turnover rate.....................................          71%              71%              71%              71%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        2.51%(d)         3.26%(d)         3.26%(d)         2.26%(d)

------------
(a) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                            A SHARES
                                                                -----------------------------------------------------------------
                                                                YEAR         YEAR            YEAR         YEAR         YEAR
                                                                ENDED        ENDED           ENDED        ENDED        ENDED
                                                                6/30/01      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
                                                                -----------------------------------------------------------------
Net asset value, beginning of period........................    $11.83         $14.98        $15.62       $15.21         $13.04
                                                                ------         ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................      0.08           0.18          0.20         0.29           0.31
Net realized and unrealized gain/(loss) on investments......      1.70          (2.58)         0.73         2.96           3.14
                                                                ------         ------        ------       ------         ------
Total from investment operations............................      1.78          (2.40)         0.93         3.25           3.45
                                                                ------         ------        ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.07)         (0.16)        (0.18)       (0.28)         (0.32)
Distributions in excess of net investment income............      --            (0.02)         --           --            --
Distributions from net realized gains.......................     (0.48)         (0.57)        (1.39)       (2.56)         (0.96)
                                                                ------         ------        ------       ------         ------
Total distributions.........................................     (0.55)         (0.75)        (1.57)       (2.84)         (1.28)
                                                                ------         ------        ------       ------         ------
Net asset value, end of period..............................    $13.06         $11.83        $14.98       $15.62         $15.21
                                                                ======         ======        ======       ======         ======
TOTAL RETURN(B).............................................     15.32%        (16.45)%        6.96%       23.03%         28.10%
                                                                ======         ======        ======       ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $6,654         $5,121        $5,578       $9,545         $3,662
Ratio of operating expenses to average net assets...........      1.22%          1.23%         1.21%        1.19%          1.20%
Ratio of net investment income/(loss) to average net
  assets....................................................      0.52%          1.37%         1.44%        1.78%          2.28%
Portfolio turnover rate.....................................        65%            91%           50%          73%            62%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.22%          1.23%         1.21%        1.19%          1.20%

------------
(a) The Munder Equity Income Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              B SHARES
---------------------------------------------------------------------
    YEAR         YEAR            YEAR         YEAR         YEAR
    ENDED        ENDED           ENDED        ENDED        ENDED
    6/30/01      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
---------------------------------------------------------------------
    $ 11.79        $14.93        $15.57       $15.17         $13.02
    -------        ------        ------       ------         ------
      (0.02)         0.08          0.10         0.17           0.21
       1.69         (2.57)         0.72         2.95           3.13
    -------        ------        ------       ------         ------
       1.67         (2.49)         0.82         3.12           3.34
    -------        ------        ------       ------         ------
      (0.01)        (0.08)        (0.07)       (0.16)         (0.23)
      --            --             --           --            --
      (0.48)        (0.57)        (1.39)       (2.56)         (0.96)
    -------        ------        ------       ------         ------
      (0.49)        (0.65)        (1.46)       (2.72)         (1.19)
    -------        ------        ------       ------         ------
    $ 12.97        $11.79        $14.93       $15.57         $15.17
    =======        ======        ======       ======         ======
      14.39%       (17.07)%        6.18%       22.09%         27.16%
    =======        ======        ======       ======         ======
    $10,905        $3,961        $3,700       $1,694         $  641
       1.97%         1.98%         1.97%        1.94%          1.95%
      (0.23)%        0.62%         0.69%        1.03%          1.53%
         65%           91%           50%          73%            62%
       1.97%         1.98%         1.97%        1.94%          1.95%

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                                ---------------------------------------------------------
                                                                YEAR       YEAR          YEAR       YEAR       YEAR
                                                                ENDED      ENDED         ENDED      ENDED      ENDED
                                                                6/30/01    6/30/00(C)    6/30/99    6/30/98    6/30/97(C)
                                                                ---------------------------------------------------------
Net asset value, beginning of period........................    $11.78       $14.91      $15.55     $15.16       $13.01
                                                                ------       ------      ------     ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................     (0.02)        0.08        0.09       0.16         0.19
Net realized and unrealized gain/(loss) on investments......      1.69        (2.56)       0.73       2.95         3.15
                                                                ------       ------      ------     ------       ------
Total from investment operations............................      1.67        (2.48)       0.82       3.11         3.34
                                                                ------       ------      ------     ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.01)       (0.08)      (0.07)     (0.16)       (0.23)
Distributions in excess of net investment income............      --          --           --         --          --
Distributions from net realized gains.......................     (0.48)       (0.57)      (1.39)     (2.56)       (0.96)
                                                                ------       ------      ------     ------       ------
Total distributions.........................................     (0.49)       (0.65)      (1.46)     (2.72)       (1.19)
                                                                ------       ------      ------     ------       ------
Net asset value, end of period..............................    $12.96       $11.78      $14.91     $15.55       $15.16
                                                                ======       ======      ======     ======       ======
TOTAL RETURN(B).............................................     14.40%      (17.02)%      6.18%     22.05%       27.17%
                                                                ======       ======      ======     ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $3,781       $1,073      $1,366     $1,776       $  766
Ratio of operating expenses to average net assets...........      1.97%        1.98%       1.97%      1.94%        1.95%
Ratio of net investment income/(loss) to average net
  assets....................................................     (0.23)%       0.62%       0.69%      1.03%        1.53%
Portfolio turnover rate.....................................        65%          91%         50%        73%          62%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.97%        1.98%       1.97%      1.94%        1.95%

------------
(a) The Munder Equity Income Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
---------------------------------------------------------------------
    YEAR         YEAR            YEAR         YEAR         YEAR
    ENDED        ENDED           ENDED        ENDED        ENDED
    6/30/01      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
---------------------------------------------------------------------
    $ 11.84       $ 15.00        $ 15.64      $ 15.23       $ 13.05
    -------       -------        -------      -------       -------
       0.10          0.21           0.25         0.32          0.35
       1.71         (2.59)          0.72         2.97          3.14
    -------       -------        -------      -------       -------
       1.81         (2.38)          0.97         3.29          3.49
    -------       -------        -------      -------       -------
      (0.10)        (0.18)         (0.22)       (0.32)        (0.35)
      --            (0.03)         --           --            --
      (0.48)        (0.57)         (1.39)       (2.56)        (0.96)
    -------       -------        -------      -------       -------
      (0.58)        (0.78)         (1.61)       (2.88)        (1.31)
    -------       -------        -------      -------       -------
    $ 13.07       $ 11.84        $ 15.00      $ 15.64       $ 15.23
    -------       -------        -------      -------       -------
      15.59%       (16.28)%         7.22%       23.32%        28.43%
    =======       =======        =======      =======       =======
    $79,553       $73,435        $39,368      $34,840       $29,674
       0.97%         0.98%          0.96%        0.94%         0.95%
       0.77%         1.62%          1.69%        2.03%         2.53%
         65%           91%            50%          73%           62%
       0.97%         0.98%          0.96%        0.94%         0.95%

                       See Notes to Financial Statements.

           Munder Focus Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                  A            B           II
                                               SHARES       SHARES       SHARES                   Y SHARES
                                               -------      -------      -------      ---------------------------------
                                               PERIOD       PERIOD       PERIOD       YEAR         YEAR         PERIOD
                                               ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                               6/30/01      6/30/01      6/30/01      6/30/01      6/30/00      6/30/99
                                               ------------------------------------------------------------------------
Net asset value, beginning of period.........  $13.88       $14.14       $14.10       $ 13.88      $ 12.43      $ 10.00
                                               ------       ------       ------       -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..........................   (0.09)       (0.09)       (0.10)        (0.04)       (0.05)       (0.02)
Net realized and unrealized gain/(loss) on
  investments................................   (4.24)       (4.58)       (4.55)        (4.31)        2.27         2.47
                                               ------       ------       ------       -------      -------      -------
Total from investment operations.............   (4.33)       (4.67)       (4.65)        (4.35)        2.22         2.45
                                               ------       ------       ------       -------      -------      -------
LESS DISTRIBUTIONS:
Distributions in excess of net investment
  income.....................................    --           --           --           --           --           (0.02)
Distributions from net realized gains........   (0.50)       (0.50)       (0.50)        (0.50)       --           --
Distributions in excess of net realized
  gains......................................   (0.43)       (0.43)       (0.43)        (0.43)       (0.77)       --
                                               ------       ------       ------       -------      -------      -------
Total distributions..........................   (0.93)       (0.93)       (0.93)        (0.93)       (0.77)       (0.02)
                                               ------       ------       ------       -------      -------      -------
Net asset value, end of period...............  $ 8.62       $ 8.54       $ 8.52       $  8.60      $ 13.88      $ 12.43
                                               ======       ======       ======       =======      =======      =======
TOTAL RETURN(B)..............................  (33.11)%     (34.93)%     (34.89)%      (33.25)%      19.71%       24.50%
                                               ======       ======       ======       =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........  $1,274       $1,921       $2,048       $14,451      $13,247      $13,011
Ratio of operating expenses to average net
  assets.....................................    1.46%(c)     2.21%(c)     2.21%(c)      1.21%        1.16%        1.65%(c)
Ratio of net investment loss to average net
  assets.....................................   (0.80)%(c)   (1.55)%(c)   (1.55)%(c)    (0.55)%      (0.40)%      (0.33)%(c)
Portfolio turnover rate......................      76%          76%          76%           76%         130%         107%
Ratio of operating expenses to average net
  assets without expenses reimbursed.........    1.46%(c)     2.21%(c)     2.21%(c)      1.21%        1.16%        1.65%(c)

------------
(a) The Munder Focus Growth Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 11, 2000, July 10, 2000 and November 11, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                            A SHARES
                                                               ------------------------------------------------------------------
                                                               YEAR         YEAR            YEAR          YEAR         YEAR
                                                               ENDED        ENDED           ENDED         ENDED        ENDED
                                                               6/30/01      6/30/00(C)      6/30/99(C)    6/30/98      6/30/97(C)
                                                               ------------------------------------------------------------------
Net asset value, beginning of period.......................    $18.06        $ 16.21         $ 15.03      $ 15.73        $15.09
                                                               ------        -------         -------      -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      0.08           0.25            0.20         0.15          0.14
Net realized and unrealized gain/(loss) on investments.....     (4.66)          3.47            1.38         0.34          2.30
                                                               ------        -------         -------      -------        ------
Total from investment operations...........................     (4.58)          3.72            1.58         0.49          2.44
                                                               ------        -------         -------      -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................     (0.10)         (0.28)          (0.17)       (0.19)        (0.21)
Distributions in excess of net investment income...........      --            --              --           --            --
Distributions from net realized gains......................     (1.23)         (1.59)          (0.23)       (1.00)        (1.59)
                                                               ------        -------         -------      -------        ------
Total distributions........................................     (1.33)         (1.87)          (0.40)       (1.19)        (1.80)
                                                               ------        -------         -------      -------        ------
Net asset value, end of period.............................    $12.15        $ 18.06         $ 16.21      $ 15.03        $15.73
                                                               ======        =======         =======      =======        ======
TOTAL RETURN(B)............................................    (26.58)%        23.86%          10.80%        4.30%        17.98%
                                                               ======        =======         =======      =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................    $8,728        $10,946         $16,024      $ 6,264        $6,710
Ratio of operating expenses to average net assets..........      1.38%          1.30%           1.29%        1.25%         1.26%
Ratio of net investment income to average net assets.......      0.62%          1.44%           1.33%        1.03%         0.98%
Portfolio turnover rate....................................        27%            18%             23%          41%           46%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................      1.38%          1.30%           1.29%        1.25%         1.26%

------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
------------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR         YEAR
    ENDED        ENDED           ENDED           ENDED        ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
------------------------------------------------------------------------
    $17.68         $15.97          $14.83        $15.57         $14.91
    ------         ------          ------        ------         ------
     (0.02)          0.12            0.05          0.05           0.03
     (4.54)          3.36            1.42          0.32           2.28
    ------         ------          ------        ------         ------
     (4.56)          3.48            1.47          0.37           2.31
    ------         ------          ------        ------         ------
     (0.05)         (0.13)          (0.10)        (0.11)         (0.06)
      --            (0.05)          --             --            --
     (1.23)         (1.59)          (0.23)        (1.00)         (1.59)
    ------         ------          ------        ------         ------
     (1.28)         (1.77)          (0.33)        (1.11)         (1.65)
    ------         ------          ------        ------         ------
    $11.84         $17.68          $15.97        $14.83         $15.57
    ======         ======          ======        ======         ======
    (27.10)%        22.51%          10.08%         3.54%         17.18%
    ======         ======          ======        ======         ======
    $2,201         $3,211          $1,104        $1,121         $1,151
      2.13%          2.05%           2.04%         2.00%          2.01%
     (0.13)%         0.69%           0.34%         0.28%          0.23%
        27%            18%             23%           41%            46%
      2.13%          2.05%           2.04%         2.00%          2.01%

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                           C SHARES
                                                             --------------------------------------------------------------------
                                                             YEAR         YEAR            YEAR            YEAR         YEAR
                                                             ENDED        ENDED           ENDED           ENDED        ENDED
                                                             6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                                             --------------------------------------------------------------------
Net asset value, beginning of period.....................    $17.86         $16.09          $14.95        $15.68         $15.02
                                                             ------         ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.04           0.12            0.05          0.04           0.03
Net realized and unrealized gain/(loss) on investments...     (4.67)          3.42            1.42          0.34           2.30
                                                             ------         ------          ------        ------         ------
Total from investment operations.........................     (4.63)          3.54            1.47          0.38           2.33
                                                             ------         ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................     (0.05)         (0.13)          (0.10)        (0.11)         (0.08)
Distributions in excess of net investment income.........      --            (0.05)          --             --            --
Distributions from net realized gains....................     (1.23)         (1.59)          (0.23)        (1.00)         (1.59)
                                                             ------         ------          ------        ------         ------
Total distributions......................................     (1.28)         (1.77)          (0.33)        (1.11)         (1.67)
                                                             ------         ------          ------        ------         ------
Net asset value, end of period...........................    $11.95         $17.86          $16.09        $14.95         $15.68
                                                             ======         ======          ======        ======         ======
TOTAL RETURN(B)..........................................    (27.12)%        22.66%          10.07%         3.50%         17.18%
                                                             ======         ======          ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $3,483         $3,977          $2,111        $1,911         $2,259
Ratio of operating expenses to average net assets........      2.13%          2.05%           2.04%         2.00%          2.01%
Ratio of net investment income/(loss) to average net
  assets.................................................     (0.13)%         0.69%           0.36%         0.28%          0.23%
Portfolio turnover rate..................................        27%            18%             23%           41%            46%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................      2.13%          2.05%           2.04%         2.00%          2.01%

------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
-------------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR          YEAR
    ENDED        ENDED           ENDED           ENDED         ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
-------------------------------------------------------------------------
    $ 18.16        $ 16.32        $ 15.10        $  15.80       $  15.15
    -------        -------        -------        --------       --------
       0.15           0.30           0.19            0.19           0.18
      (4.72)          3.44           1.46            0.33           2.32
    -------        -------        -------        --------       --------
      (4.57)          3.74           1.65            0.52           2.50
    -------        -------        -------        --------       --------
      (0.13)         (0.31)         (0.20)          (0.22)         (0.26)
      --             --             --              --            --
      (1.23)         (1.59)         (0.23)          (1.00)         (1.59)
    -------        -------        -------        --------       --------
      (1.36)         (1.90)         (0.43)          (1.22)         (1.85)
    -------        -------        -------        --------       --------
    $ 12.23        $ 18.16        $ 16.32        $  15.10       $  15.80
    =======        =======        =======        ========       ========
     (26.36)%        23.79%         11.30%           4.48%         18.35%
    =======        =======        =======        ========       ========
    $47,444        $79,520        $98,681        $102,081       $107,831
       1.13%          1.05%          1.04%           1.00%          1.01%
       0.87%          1.69%          1.32%           1.28%          1.23%
         27%            18%            23%             41%            46%
       1.13%          1.05%          1.04%           1.00%          1.01%

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR         PERIOD
                                                          ENDED           ENDED           ENDED           ENDED        ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)   6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period....................   $ 28.80         $ 18.16          $17.00         $ 12.81       $10.00
                                                           -------         -------          ------         -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.....................................     (0.31)          (0.32)          (0.18)          (0.17)       (0.05)
Net realized and unrealized gain/(loss) on
  investments...........................................     (2.10)          10.96            1.64            5.00         2.86
                                                           -------         -------          ------         -------       ------
Total from investment operations........................     (2.41)          10.64            1.46            4.83         2.81
                                                           -------         -------          ------         -------       ------
LESS DISTRIBUTIONS:
Distributions from net realized gains...................     (1.00)          --              (0.30)          (0.64)       --
Distributions from capital..............................     (0.01)          --              --              --           --
                                                           -------         -------          ------         -------       ------
Total distributions.....................................     (1.01)          --              (0.30)          (0.64)       --
                                                           -------         -------          ------         -------       ------
Net asset value, end of period..........................   $ 25.38         $ 28.80          $18.16         $ 17.00       $12.81
                                                           =======         =======          ======         =======       ======
TOTAL RETURN(B).........................................     (8.43)%         58.59%           9.10%          38.01%       28.10%
                                                           =======         =======          ======         =======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $34,017         $35,960          $9,844         $10,821       $  184
Ratio of operating expenses to average net assets.......      1.65%           1.68%           1.53%           1.53%        1.50%(d)
Ratio of net investment loss to average net assets......     (1.28)%         (1.23)%         (1.21)%         (0.97)%      (0.88)%(d)
Portfolio turnover rate.................................       142%            187%            184%            172%          68%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................      1.65%           1.68%           1.64%           1.78%        7.90%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class A Shares and Class B Shares commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
     $ 28.02         $ 17.84         $ 16.83         $ 12.79          $11.00
     -------         -------         -------         -------          ------
       (0.47)          (0.50)          (0.28)          (0.29)          (0.05)
       (2.02)          10.68            1.59            4.97            1.84
     -------         -------         -------         -------          ------
       (2.49)          10.18            1.31            4.68            1.79
     -------         -------         -------         -------          ------
       (1.00)          --              (0.30)          (0.64)          --
       (0.01)          --              --              --              --
     -------         -------         -------         -------          ------
       (1.01)          --              (0.30)          (0.64)          --
     -------         -------         -------         -------          ------
     $ 24.52         $ 28.02         $ 17.84         $ 16.83          $12.79
     =======         =======         =======         =======          ======
       (8.97)%         57.06%           8.29%          36.87%          16.27%
     =======         =======         =======         =======          ======
     $40,095         $45,480         $13,811         $15,965          $  442
        2.40%           2.43%           2.28%           2.28%           2.25%(d)
       (2.03)%         (1.98)%         (1.96)%         (1.72)%         (1.63)%(d)
         142%            187%            184%            172%             68%
        2.40%           2.43%           2.39%           2.53%           8.65%(d)

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                              --------------------------------------------------------------
                                                              YEAR         YEAR         YEAR         YEAR         PERIOD
                                                              ENDED        ENDED        ENDED        ENDED        ENDED
                                                              6/30/01(C)   6/30/00(C)   6/30/99(C)   6/30/98(C)   6/30/97(C)
                                                              --------------------------------------------------------------
Net asset value, beginning of period........................   $ 28.03      $ 17.85       $16.84       $12.79       $10.13
                                                               -------      -------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................     (0.47)       (0.50)       (0.28)       (0.29)       (0.03)
Net realized and unrealized gain/(loss) on investments......     (2.02)       10.68         1.59         4.98         2.69
                                                               -------      -------       ------       ------       ------
Total from investment operations............................     (2.49)       10.18         1.31         4.69         2.66
                                                               -------      -------       ------       ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized gains.......................     (1.00)       --           (0.30)       (0.64)       --
Distributions from capital..................................     (0.01)       --           --           --           --
                                                               -------      -------       ------       ------       ------
Total distributions.........................................     (1.01)       --           (0.30)       (0.64)       --
                                                               -------      -------       ------       ------       ------
Net asset value, end of period..............................   $ 24.53      $ 28.03       $17.85       $16.84       $12.79
                                                               =======      =======       ======       ======       ======
TOTAL RETURN(B).............................................     (8.93)%      56.97%        8.29%       36.95%       26.26%
                                                               =======      =======       ======       ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $19,276      $20,588       $6,333       $7,441       $  111
Ratio of operating expenses to average net assets...........      2.40%        2.43%        2.28%        2.28%        2.25%(d)
Ratio of net investment loss to average net assets..........     (2.03)%      (1.98)%      (1.96)%      (1.72)%      (1.63)%(d)
Portfolio turnover rate.....................................       142%         187%         184%         172%          68%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      2.40%        2.43%        2.39%        2.53%        8.65%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class C Shares and Class Y Shares commenced operations on March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
     $ 28.97         $ 18.27         $ 17.05         $ 12.83          $10.00
     -------         -------         -------         -------          ------
       (0.25)          (0.25)          (0.14)          (0.13)          (0.03)
       (2.08)          10.95            1.66            4.99            2.86
     -------         -------         -------         -------          ------
       (2.33)          10.70            1.52            4.86            2.83
     -------         -------         -------         -------          ------
       (1.00)          --              (0.30)          (0.64)          --
       (0.01)          --              --              --              --
     -------         -------         -------         -------          ------
       (1.01)          --              (0.30)          (0.64)          --
     -------         -------         -------         -------          ------
     $ 25.63         $ 28.97         $ 18.27         $ 17.05          $12.83
     =======         =======         =======         =======          ======
       (8.10)%         58.57%           9.43%          38.19%          28.30%
     =======         =======         =======         =======          ======
     $12,560         $22,737         $17,543         $15,337          $2,279
        1.40%           1.43%           1.28%           1.28%           1.25%(d)
       (1.03)%         (1.02)%         (0.94)%         (0.72)%         (0.63)%(d)
         142%            187%            184%            172%             68%
        1.40%           1.43%           1.39%           1.53%           7.65%(d)

                       See Notes to Financial Statements.

           Munder MidCap Select Fund (Formerly Munder Growth Opportunities
           Fund)(a)
                 Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                          A SHARES      B SHARES      II SHARES                   Y SHARES
                                          --------      --------      ---------   ----------------------------------------
                                          PERIOD        PERIOD        PERIOD      YEAR      YEAR      YEAR         YEAR
                                          ENDED         ENDED         ENDED       ENDED     ENDED     ENDED        ENDED
                                          6/30/01       6/30/01       6/30/01     6/30/01   6/30/00   6/30/99      6/30/98
                                          --------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................     $15.47        $15.42        $16.37     $ 15.47   $ 10.85   $10.02       $10.00
                                           ------        ------        ------     -------   -------   ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........      (0.08)        (0.13)        (0.13)      (0.06)    (0.03)   (0.02)        0.01
Net realized and unrealized
  gain/(loss) on investments..........       0.76          0.75         (0.18)       0.78      4.87     0.85         0.01
                                           ------        ------        ------     -------   -------   ------       ------
Total from investment operations......       0.68          0.62         (0.31)       0.72      4.84     0.83         0.02
                                           ------        ------        ------     -------   -------   ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................      --            --            --          --        --       (0.00)(d)     --
Distributions from net realized
  capital gain........................      (1.41)        (1.41)        (1.41)      (1.41)    (0.22)    --           --
Distributions in excess of net
  realized capital gain...............      (0.12)        (0.12)        (0.12)      (0.12)    --        --           --
                                           ------        ------        ------     -------   -------   ------       ------
Total distributions...................      (1.53)        (1.53)        (1.53)      (1.53)    (0.22)   (0.00)(d)     --
                                           ------        ------        ------     -------   -------   ------       ------
Net asset value, end of period........     $14.62        $14.51        $14.53     $ 14.66   $ 15.47   $10.85       $10.02
                                           ======        ======        ======     =======   =======   ======       ======
TOTAL RETURN(B).......................       4.54%         4.12%        -1.81%       4.82%    45.67%    8.44%        0.20%
                                           ======        ======        ======     =======   =======   ======       ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................     $2,351        $1,655        $  838     $25,800   $13,024   $3,434       $1,573
Ratio of operating expenses to average
  net assets..........................       1.44%(c)      2.19%(c)      2.19%(c)    1.19%     1.18%    1.18%        1.15%(c)
Ratio of net investment income/(loss)
  to average net assets...............      (0.85)%(c)    (1.60)%(c)    (1.60)%(c)   (0.60)%   (0.44)%  (0.28)%      3.18%(c)
Portfolio turnover rate...............         81%           81%           81%         81%      128%     122%           0%
Ratio of operating expenses to average
  net assets without expenses
  reimbursed..........................       1.66%(c)      2.41%(c)      2.41%(c)    1.41%     1.23%    1.66%        1.16%(c)

------------
(a) The Munder MidCap Select Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 5, 2000, July 14, 2000 and June 24, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR         YEAR            YEAR
                                                          ENDED           ENDED           ENDED        ENDED           ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................      $20.63          $22.05        $ 21.46        $18.02          $14.83
                                                            ------          ------        -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........................       (0.06)          (0.03)         (0.03)         0.00(d)         0.04
Net realized and unrealized gain/(loss) on
  investments.........................................       (2.64)          (0.02)          2.20          4.37            3.90
                                                            ------          ------        -------        ------          ------
Total from investment operations......................       (2.70)          (0.05)          2.17          4.37            3.94
                                                            ------          ------        -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       --              --             --            (0.01)          --
Distributions from net realized gains.................       (2.29)          (1.37)         (1.58)        (0.92)          (0.75)
                                                            ------          ------        -------        ------          ------
Total distributions...................................       (2.29)          (1.37)         (1.58)        (0.93)          (0.75)
                                                            ------          ------        -------        ------          ------
Net asset value, end of period........................      $15.64          $20.63        $ 22.05        $21.46          $18.02
                                                            ======          ======        =======        ======          ======
TOTAL RETURN(B).......................................      (14.51)%          0.22%         11.34%        25.02%          27.57%
                                                            ======          ======        =======        ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................      $48,009         $65,569       $49,602        $32,311         $16,693
Ratio of operating expenses to average net assets.....        1.21%           1.24%          1.22%         1.21%           1.25%
Ratio of net investment income/(loss) to average net
  assets..............................................       (0.30)%         (0.14)%        (0.14)%        0.00%(d)        0.25%
Portfolio turnover rate...............................          38%             44%            53%           34%             33%
Ratio of operating expenses to average net assets
  without fee waivers.................................        1.42%           1.42%          1.38%         1.39%           1.50%

------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d)Amount represents less than 0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR         YEAR            YEAR
    ENDED           ENDED           ENDED        ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99      6/30/98(C)      6/30/97(C)
---------------------------------------------------------------------------
      $ 19.52         $ 21.09       $ 20.70       $  17.54         $14.56
      -------         -------       -------       --------         ------
        (0.18)          (0.17)        (0.18)         (0.14)         (0.08)
        (2.55)          (0.03)         2.15           4.22           3.81
      -------         -------       -------       --------         ------
        (2.73)          (0.20)         1.97           4.08           3.73
      -------         -------       -------       --------         ------
        --              --            --            --              --
        (2.29)          (1.37)        (1.58)         (0.92)         (0.75)
      -------         -------       -------       --------         ------
        (2.29)          (1.37)        (1.58)         (0.92)         (0.75)
      -------         -------       -------       --------         ------
      $ 14.50         $ 19.52       $ 21.09       $  20.70         $17.54
      =======         =======       =======       ========         ======
       (15.54)%         (0.51)%       10.66%         24.12%         26.61%
      =======         =======       =======       ========         ======
      $25,574         $36,433       $99,696       $102,700         $84,865
         1.96%           1.99%         1.97%          1.96%           2.00%
        (1.05)%         (0.89)%       (0.83)%        (0.75)%         (0.50)%
           38%             44%           53%            34%             33%
         2.17%           2.17%         2.14%          2.14%           2.25%

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR         YEAR            YEAR
                                                          ENDED           ENDED           ENDED        ENDED           ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................      $19.55          $ 21.12       $ 20.73        $ 17.56         $14.57
                                                            ------          -------       -------        -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........................       (0.18)           (0.17)        (0.19)         (0.14)         (0.08)
Net realized and unrealized gain/(loss) on
  investments.........................................       (2.46)           (0.03)         2.16           4.23           3.82
                                                            ------          -------       -------        -------         ------
Total from investment operations......................       (2.64)           (0.20)         1.97           4.09           3.74
                                                            ------          -------       -------        -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       --               --            --             --             --
Distributions from net realized gains.................       (2.29)           (1.37)        (1.58)         (0.92)         (0.75)
                                                            ------          -------       -------        -------         ------
Total distributions...................................       (2.29)           (1.37)        (1.58)         (0.92)         (0.75)
                                                            ------          -------       -------        -------         ------
Net asset value, end of period........................      $14.62          $ 19.55       $ 21.12        $ 20.73         $17.56
                                                            ======          =======       =======        =======         ======
TOTAL RETURN(B).......................................      (15.05)%          (0.51)%       10.70%         24.09%         26.66%
                                                            ======          =======       =======        =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................      $7,715          $10,166       $13,076        $14,411         $9,253
Ratio of operating expenses to average net assets.....        1.96%            1.99%         1.97%          1.96%          2.00%
Ratio of net investment income/(loss) to average net
  assets..............................................       (1.05)%          (0.89)%       (0.83)%        (0.75)%        (0.50)%
Portfolio turnover rate...............................          38%              44%           53%            34%            33%
Ratio of operating expenses to average net assets
  without fee waivers.................................        2.17%            2.17%         2.13%          2.14%          2.25%

------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR            YEAR            YEAR          YEAR            YEAR
    ENDED           ENDED           ENDED         ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99       6/30/98(C)      6/30/97(C)
----------------------------------------------------------------------------
     $  20.98        $  22.34       $  21.66       $  18.17        $  14.94
     --------        --------       --------       --------        --------
        (0.01)           0.02           0.04           0.05            0.08
        (2.68)          (0.01)          2.25           4.38            3.94
     --------        --------       --------       --------        --------
        (2.69)           0.01           2.29           4.43            4.02
     --------        --------       --------       --------        --------
       --              --              (0.03)         (0.02)          (0.04)
        (2.29)          (1.37)         (1.58)         (0.92)          (0.75)
     --------        --------       --------       --------        --------
        (2.29)          (1.37)         (1.61)         (0.94)          (0.79)
     --------        --------       --------       --------        --------
     $  16.00        $  20.98       $  22.34       $  21.66        $  18.17
     ========        ========       ========       ========        ========
       (14.20)%          0.50%         11.70%         25.28%          27.96%
     ========        ========       ========       ========        ========
     $159,736        $250,523       $314,558       $332,156        $176,027
         0.96%           0.99%          0.97%          0.96%           1.00%
        (0.05)%          0.11%          0.17%          0.25%           0.50%
           38%             44%            53%            34%             33%
         1.17%           1.17%          1.14%          1.14%           1.25%

                       See Notes to Financial Statements.

           Munder Power Plus Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                A SHARES       B SHARES       II SHARES       Y SHARES
                                                                --------       --------       ---------       --------
                                                                PERIOD         PERIOD         PERIOD          PERIOD
                                                                ENDED          ENDED          ENDED           ENDED
                                                                6/30/01        6/30/01        6/30/01         6/30/01
                                                                ------------------------------------------------------
Net asset value, beginning of period........................    $ 10.00        $ 10.00         $ 10.00         $10.00
                                                                -------        -------         -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................      (0.01)         (0.02)          (0.02)         (0.00)(d)
Net realized and unrealized loss on investments.............      (0.13)         (0.15)          (0.14)         (0.13)
                                                                -------        -------         -------         ------
Total from investment operations............................      (0.14)         (0.17)          (0.16)         (0.13)
                                                                -------        -------         -------         ------
Net asset value, end of period..............................    $  9.86        $  9.83         $  9.84         $ 9.87
                                                                =======        =======         =======         ======
TOTAL RETURN(B).............................................      (1.40)%        (1.70)%         (1.60)%        (1.30)%
                                                                =======        =======         =======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $59,147        $73,409         $29,928         $2,039
Ratio of operating expenses to average net assets...........       1.50%(c)       2.25%(c)        2.25%(c)       1.25%(c)
Ratio of net investment income/(loss) to average net
  assets....................................................      (0.41)%(c)     (1.16)%(c)      (1.16)%(c)     (0.16)%(c)
Portfolio turnover rate.....................................         36%            36%             36%            36%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................       1.50%(c)       2.25%(c)        2.25%(c)       1.25%(c)

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                            A SHARES
                                                            ---------------------------------------------------------------------
                                                            YEAR          YEAR            YEAR            YEAR            YEAR
                                                            ENDED         ENDED           ENDED           ENDED           ENDED
                                                            6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                            ---------------------------------------------------------------------
Net asset value, beginning of period....................    $ 12.09         $12.78          $14.94          $14.40        $ 11.22
                                                            -------         ------          ------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................       0.44           0.56            0.57            0.64           0.44
Net realized and unrealized gain/(loss) on
  investments...........................................       1.30          (0.57)          (1.63)           0.66           3.26
                                                            -------         ------          ------          ------        -------
Total from investment operations........................       1.74          (0.01)          (1.06)           1.30           3.70
                                                            -------         ------          ------          ------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................      (0.43)         (0.56)          (0.60)          (0.62)         (0.48)
Distributions in excess of net investment income........      --             --              --              --             (0.01)
Distributions from net realized gains...................      --             --              (0.39)          (0.14)         --
Distributions from capital..............................      (0.18)         (0.12)          (0.11)          --             (0.03)
                                                            -------         ------          ------          ------        -------
Total distributions.....................................      (0.61)         (0.68)          (1.10)          (0.76)         (0.52)
                                                            -------         ------          ------          ------        -------
Net asset value, end of period..........................    $ 13.22         $12.09          $12.78          $14.94        $ 14.40
                                                            =======         ======          ======          ======        =======
TOTAL RETURN(B).........................................      14.80%          0.63%          (6.66)%          8.93%         33.51%
                                                            =======         ======          ======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $ 3,155         $3,730          $3,530          $4,099        $ 1,426
Ratio of operating expenses to average net assets.......       1.30%          1.33%           1.27%           1.28%          1.35%
Ratio of net investment income to average net assets....       4.83%          4.90%           4.40%           4.15%          3.80%
Portfolio turnover rate.................................         30%            15%             22%             15%            15%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................       1.30%          1.33%           1.27%           1.28%          1.38%

------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
-------------------------------------------------------------------------
    YEAR          YEAR            YEAR            YEAR            YEAR
    ENDED         ENDED           ENDED           ENDED           ENDED
    6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
-------------------------------------------------------------------------
    $ 12.10         $12.77          $14.93          $14.40        $ 11.22
    -------         ------          ------          ------        -------
       0.34           0.47            0.47            0.53           0.36
       1.27          (0.54)          (1.63)           0.65           3.24
    -------         ------          ------          ------        -------
       1.61          (0.07)          (1.16)           1.18           3.60
    -------         ------          ------          ------        -------
      (0.34)         (0.48)          (0.51)          (0.51)         (0.38)
      --             --              --              --             (0.01)
      --             --              (0.39)          (0.14)         --
      (0.18)         (0.12)          (0.10)          --             (0.03)
    -------         ------          ------          ------        -------
      (0.52)         (0.60)          (1.00)          (0.65)         (0.42)
    -------         ------          ------          ------        -------
    $ 13.19         $12.10          $12.77          $14.93        $ 14.40
    =======         ======          ======          ======        =======
      13.67%         (0.04)%         (7.37)%          8.12%         32.52%
    =======         ======          ======          ======        =======
    $ 3,571         $3,291          $5,337          $6,956        $ 4,606
       2.05%          2.08%           2.02%           2.03%          2.10%
       4.08%          4.15%           3.70%           3.40%          3.05%
         30%            15%             22%             15%            15%
       2.05%          2.08%           2.02%           2.03%          2.13%

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                          C SHARES
                                                            ---------------------------------------------------------------------
                                                            YEAR          YEAR            YEAR            YEAR            YEAR
                                                            ENDED         ENDED           ENDED           ENDED           ENDED
                                                            6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                            ---------------------------------------------------------------------
Net asset value, beginning of period....................    $ 12.16         $12.82          $14.98          $14.44        $ 11.25
                                                            -------         ------          ------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................       0.34           0.48            0.48            0.53           0.36
Net realized and unrealized gain/(loss) on
  investments...........................................       1.28          (0.54)          (1.64)           0.66           3.26
                                                            -------         ------          ------          ------        -------
Total from investment operations........................       1.62          (0.06)          (1.16)           1.19           3.62
                                                            -------         ------          ------          ------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................      (0.34)         (0.48)          (0.51)          (0.51)         (0.39)
Distributions in excess of net investment income........      --             --              --              --             (0.01)
Distributions from net realized gains...................      --             --              (0.39)          (0.14)         --
Distributions from capital..............................      (0.18)         (0.12)          (0.10)          --             (0.03)
                                                            -------         ------          ------          ------        -------
Total distributions.....................................      (0.52)         (0.60)          (1.00)          (0.65)         (0.43)
                                                            -------         ------          ------          ------        -------
Net asset value, end of period..........................    $ 13.26         $12.16          $12.82          $14.98        $ 14.44
                                                            =======         ======          ======          ======        =======
TOTAL RETURN(B).........................................      13.68%          0.04%          (7.34)%          8.17%         32.57%
                                                            =======         ======          ======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................    $   938         $  669          $1,251          $1,513        $   537
Ratio of operating expenses to average net assets.......       2.05%          2.08%           2.02%           2.03%          2.10%
Ratio of net investment income to average net assets....       4.08%          4.15%           3.73%           3.40%          3.05%
Portfolio turnover rate.................................         30%            15%             22%             15%            15%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................       2.05%          2.08%           2.02%           2.03%          2.13%

------------
(a) The Munder Real Estate Equity Investment Fund Class C shares and Class Y shares commenced operations on January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
--------------------------------------------------------------------------
    YEAR           YEAR            YEAR            YEAR            YEAR
    ENDED          ENDED           ENDED           ENDED           ENDED
    6/30/01        6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
--------------------------------------------------------------------------
    $  12.13        $ 12.80         $ 14.95         $ 14.40        $ 11.22
    --------        -------         -------         -------        -------
        0.47           0.59            0.60            0.68           0.51
        1.28          (0.55)          (1.62)           0.66           3.22
    --------        -------         -------         -------        -------
        1.75           0.04           (1.02)           1.34           3.73
    --------        -------         -------         -------        -------
       (0.47)         (0.59)          (0.64)          (0.65)         (0.51)
       --             --              --              --             (0.01)
       --             --              (0.39)          (0.14)         --
       (0.18)         (0.12)          (0.10)          --             (0.03)
    --------        -------         -------         -------        -------
       (0.65)         (0.71)          (1.13)          (0.79)         (0.55)
    --------        -------         -------         -------        -------
    $  13.23        $ 12.13         $ 12.80         $ 14.95        $ 14.40
    ========        =======         =======         =======        =======
       14.89%          0.96%          (6.35)%          9.24%         33.79%
    ========        =======         =======         =======        =======
    $ 49,483        $55,645         $68,856         $82,611        $48,206
        1.05%          1.08%           1.02%           1.03%          1.10%
        5.08%          5.15%           4.73%           4.40%          4.05%
          30%            15%             22%             15%            15%
        1.05%          1.08%           1.02%           1.03%          1.13%

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR         YEAR            YEAR            YEAR            PERIOD
                                                          ENDED        ENDED           ENDED           ENDED           ENDED
                                                          6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................    $12.19         $13.10          $14.24          $12.04          $10.22
                                                          ------         ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........................      0.14           0.04            0.06            0.08            0.09
Net realized and unrealized gain/(loss) on
  investments.........................................      4.22          (0.89)          (0.86)           2.82            1.77
                                                          ------         ------          ------          ------          ------
Total from investment operations......................      4.36          (0.85)          (0.80)           2.90            1.86
                                                          ------         ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.12)         (0.05)          (0.05)          (0.06)          (0.04)
Distributions in excess of net investment income......      --            (0.01)          (0.02)          --              --
Distributions from net realized capital gains.........      --            --              (0.27)          (0.64)          --
                                                          ------         ------          ------          ------          ------
Total distributions...................................     (0.12)         (0.06)          (0.34)          (0.70)          (0.04)
                                                          ------         ------          ------          ------          ------
Net asset value, end of period........................    $16.43         $12.19          $13.10          $14.24          $12.04
                                                          ======         ======          ======          ======          ======
TOTAL RETURN(B).......................................     35.89%         (6.57)%         (5.19)%         24.36%          18.20%
                                                          ======         ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $7,872         $3,469          $6,015          $6,474          $1,164
Ratio of operating expenses to average net assets.....      1.29%          1.31%           1.23%           1.27%           1.38%(d)
Ratio of net investment income/(loss) to average net
  assets..............................................      0.92%          0.31%           0.49%           0.56%           1.93%(d)
Portfolio turnover rate...............................       140%            76%             69%             53%             73%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................      1.29%          1.31%           1.23%           1.27%           1.51%(d)

------------
(a) The Munder Small-Cap Value Fund Class A Shares and Class B Shares commenced operations on January 10, 1997 and February 11, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
       YEAR         YEAR            YEAR            YEAR            PERIOD
       ENDED        ENDED           ENDED           ENDED           ENDED
       6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
       $ 12.06        $13.03          $14.19          $12.03          $10.76
       -------        ------          ------          ------          ------
          0.12         (0.05)          (0.03)          (0.03)           0.05
          4.07         (0.91)          (0.84)           2.83            1.24
       -------        ------          ------          ------          ------
          4.19         (0.96)          (0.87)           2.80            1.29
       -------        ------          ------          ------          ------
         (0.01)        --              (0.00)(e)       --              (0.02)
         --            (0.01)          (0.02)          --              --
         --            --              (0.27)          (0.64)          --
       -------        ------          ------          ------          ------
         (0.01)        (0.01)          (0.29)          (0.64)          (0.02)
       -------        ------          ------          ------          ------
       $ 16.24        $12.06          $13.03          $14.19          $12.03
       =======        ======          ======          ======          ======
         34.80%        (7.38)%         (5.85)%         23.58%          12.03%
       =======        ======          ======          ======          ======
       $15,063        $2,741          $3,287          $3,237          $  373
          2.04%         2.06%           1.98%           2.02%           2.13%(d)
          0.17%        (0.44)%         (0.27)%         (0.19)%          1.18%(d)
           140%           76%             69%             53%             73%
          2.04%         2.06%           1.98%           2.02%           2.26%(d)

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR         YEAR            YEAR            YEAR            PERIOD
                                                          ENDED        ENDED           ENDED           ENDED           ENDED
                                                          6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................    $12.02         $13.00          $14.18          $12.02          $10.22
                                                          ------         ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........................      0.13          (0.05)          (0.03)          (0.03)           0.05
Net realized and unrealized gain/(loss) on
  investments.........................................      4.05          (0.92)          (0.86)           2.83            1.78
                                                          ------         ------          ------          ------          ------
Total from investment operations......................      4.18          (0.97)          (0.89)           2.80            1.83
                                                          ------         ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.01)         --              (0.00)(e)       --              (0.03)
Distributions in excess of net investment income......      --            (0.01)          (0.02)          --              --
Distributions from net realized capital gains.........      --            --              (0.27)          (0.64)          --
                                                          ------         ------          ------          ------          ------
Total distributions...................................     (0.01)         (0.01)          (0.29)          (0.64)          (0.03)
                                                          ------         ------          ------          ------          ------
Net asset value, end of period........................    $16.19         $12.02          $13.00          $14.18          $12.02
                                                          ======         ======          ======          ======          ======
TOTAL RETURN(B).......................................     34.83%         (7.47)%         (6.00)%         23.60%          17.92%
                                                          ======         ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $4,772         $1,275          $1,845          $1,932          $  197
Ratio of operating expenses to average net assets.....      2.04%          2.06%           1.98%           2.02%           2.13%(d)
Ratio of net investment income/(loss) to average net
  assets..............................................      0.17%         (0.44)%         (0.27)%         (0.19)%          1.18%(d)
Portfolio turnover rate...............................       140%            76%             69%             53%             73%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................      2.04%          2.06%           1.98%           2.02%           2.26%(d)

------------
(a) The Munder Small-Cap Value Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
---------------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR            PERIOD
    ENDED        ENDED           ENDED           ENDED           ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
---------------------------------------------------------------------------
    $ 12.20       $ 13.13         $ 14.25         $ 12.04         $ 10.00
    -------       -------         -------         -------         -------
       0.16          0.07            0.09            0.11            0.12
       4.23         (0.92)          (0.85)           2.84            1.96
    -------       -------         -------         -------         -------
       4.39         (0.85)          (0.76)           2.95            2.08
    -------       -------         -------         -------         -------
      (0.15)        (0.08)          (0.09)          (0.10)          (0.04)
      --            --              --              --              --
      --            --              (0.27)          (0.64)          --
    -------       -------         -------         -------         -------
      (0.15)        (0.08)          (0.36)          (0.74)          (0.04)
    -------       -------         -------         -------         -------
    $ 16.44       $ 12.20         $ 13.13         $ 14.25         $ 12.04
    =======       =======         =======         =======         =======
      36.11%        (6.45)%         (5.01)%         24.84%          20.86%
    =======       =======         =======         =======         =======
    $44,955       $31,920         $59,432         $71,251         $18,271
       1.04%         1.06%           0.98%           1.02%           1.13%(d)
       1.17%         0.56%           0.72%           0.81%           2.18%(d)
        140%           76%             69%             53%             73%
       1.04%         1.06%           0.98%           1.02%           1.26%(d)

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period.................   $ 20.18         $ 16.53         $ 19.96         $ 21.61         $ 21.08
                                                        -------         -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................................     (0.11)          (0.15)          (0.07)          (0.13)          (0.12)
Net realized and unrealized gain/(loss) on
  investments........................................     (4.09)           3.80           (2.15)           2.59            3.64
                                                        -------         -------         -------         -------         -------
Total from investment operations.....................     (4.20)           3.65           (2.22)           2.46            3.52
                                                        -------         -------         -------         -------         -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains........     (0.44)          --              (1.21)          (4.11)          (2.99)
Distributions in excess of net realized gains........     (0.42)          --              --              --              --
Distributions from capital...........................     (0.11)          --              --              --              --
                                                        -------         -------         -------         -------         -------
Total distributions..................................     (0.97)          --              (1.21)          (4.11)          (2.99)
                                                        -------         -------         -------         -------         -------
Net asset value, end of period.......................   $ 15.01         $ 20.18         $ 16.53         $ 19.96         $ 21.61
                                                        =======         =======         =======         =======         =======
TOTAL RETURN(B)......................................    (21.39)%         22.26%         (10.92)%         12.41%          18.88%
                                                        =======         =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $11,151         $16,611         $25,729         $20,909         $11,646
Ratio of operating expenses to average net assets....      1.28%           1.26%           1.22%           1.20%           1.22%
Ratio of net investment loss to average net assets...     (0.69)%         (0.89)%         (0.44)%         (0.57)%         (0.62)%
Portfolio turnover rate..............................       162%            158%            108%            123%             98%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................      1.28%           1.26%           1.22%           1.20%           1.22%

------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
     $ 18.75          $15.71         $ 19.16         $ 21.05          $20.74
     -------          ------         -------         -------          ------
       (0.22)          (0.26)          (0.19)          (0.28)          (0.25)
       (3.78)           3.30           (2.05)           2.50            3.55
     -------          ------         -------         -------          ------
       (4.00)           3.04           (2.24)           2.22            3.30
     -------          ------         -------         -------          ------
       (0.44)          --              (1.21)          (4.11)          (2.99)
       (0.42)          --              --              --              --
       (0.11)          --              --              --              --
     -------          ------         -------         -------          ------
       (0.97)          --              (1.21)          (4.11)          (2.99)
     -------          ------         -------         -------          ------
     $ 13.78          $18.75         $ 15.71         $ 19.16          $21.05
     =======          ======         =======         =======          ======
      (21.88)%         19.49%         (11.55)%         11.51%          18.06%
     =======          ======         =======         =======          ======
     $ 6,691          $8,562         $ 8,745         $14,013          $5,735
        2.03%           2.01%           1.97%           1.95%           1.97%
       (1.44)%         (1.64)%         (1.19)%         (1.32)%         (1.37)%
         162%            158%            108%            123%             98%
        2.03%           2.01%           1.97%           1.95%           1.97%

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period.................   $ 19.07          $15.97         $ 19.46          $21.32          $20.93
                                                        -------          ------         -------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................................     (0.22)          (0.26)          (0.19)          (0.28)          (0.25)
Net realized and unrealized gain/(loss) on
  investments........................................     (3.87)           3.36           (2.09)           2.53            3.63
                                                        -------          ------         -------          ------          ------
Total from investment operations.....................     (4.09)           3.10           (2.28)           2.25            3.38
                                                        -------          ------         -------          ------          ------
LESS DISTRIBUTIONS:
Distributions in excess of net investment income.....     --              --              --              --              --
Distributions from net realized capital gains........     (0.44)          --              (1.21)          (4.11)          (2.99)
Distributions in excess of net realized gains........     (0.42)          --              --              --              --
Distributions from capital...........................     (0.11)          --              --              --              --
                                                        -------          ------         -------          ------          ------
Total distributions..................................     (0.97)          --              (1.21)          (4.11)          (2.99)
                                                        -------          ------         -------          ------          ------
Net asset value, end of period.......................   $ 14.01          $19.07         $ 15.97          $19.46          $21.32
                                                        =======          ======         =======          ======          ======
TOTAL RETURN(B)......................................    (21.95)%         19.49%         (11.58)%         11.50%          18.26%
                                                        =======          ======         =======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $ 2,584          $3,352         $ 3,839          $6,319          $2,271
Ratio of operating expenses to average net assets....      2.03%           2.01%           1.97%           1.95%           1.97%
Ratio of net investment loss to average net assets...     (1.44)%         (1.64)%         (1.19)%         (1.32)%         (1.37)%
Portfolio turnover rate..............................       162%            158%            108%            123%             98%
Ratio of operating expenses to average net assets
  without waivers....................................      2.03%           2.01%           1.97%           1.95%           1.97%

------------
(a) The Munder Small Company Growth Fund Class C Shares and Class Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
     $ 20.29         $  16.83        $  20.26        $  21.84        $  21.21
     -------         --------        --------        --------        --------
       (0.07)           (0.11)          (0.03)          (0.07)          (0.07)
       (4.14)            3.57           (2.17)           2.60            3.69
     -------         --------        --------        --------        --------
       (4.21)            3.46           (2.20)           2.53            3.62
     -------         --------        --------        --------        --------
       --              --               (0.02)         --              --
       (0.44)          --               (1.21)          (4.11)          (2.99)
       (0.42)          --              --              --              --
       (0.11)          --              --              --              --
     -------         --------        --------        --------        --------
       (0.97)          --               (1.23)          (4.11)          (2.99)
     -------         --------        --------        --------        --------
     $ 15.11         $  20.29        $  16.83        $  20.26        $  21.84
     =======         ========        ========        ========        ========
      (21.20)%          20.63%         (10.62)%         12.57%          19.26%
     =======         ========        ========        ========        ========
     $62,348         $122,547        $163,827        $209,081        $152,772
        1.03%            1.01%           0.97%           0.95%           0.97%
       (0.44)%          (0.64)%         (0.19)%         (0.32)%         (0.37)%
         162%             158%            108%            123%             98%
        1.03%            1.01%           0.97%           0.95%           0.97%

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                         A SHARES
                                                         -----------------------------------------------------------------------
                                                         YEAR         YEAR            YEAR            YEAR            PERIOD
                                                         ENDED        ENDED           ENDED           ENDED           ENDED
                                                         6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                         -----------------------------------------------------------------------
Net asset value, beginning of period...................  $12.78         $11.69          $ 8.99         $ 12.92          $10.18
                                                         ------         ------          ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................   (0.07)          0.00(e)         0.03            0.11            0.05
Net realized and unrealized gain/(loss) on
  investments..........................................   (4.05)          1.09            2.67           (3.73)           2.71
                                                         ------         ------          ------         -------          ------
Total from investment operations.......................   (4.12)          1.09            2.70           (3.62)           2.76
                                                         ------         ------          ------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................   (0.04)         --              --              (0.04)          (0.02)
Distributions from net realized gains..................    --            --              --              (0.05)          --
Distributions in excess of net realized gains..........    --            --              --              (0.22)          --
                                                         ------         ------          ------         -------          ------
Total distributions....................................   (0.04)         --              --              (0.31)          (0.02)
                                                         ------         ------          ------         -------          ------
Net asset value, end of period.........................  $ 8.62         $12.78          $11.69         $  8.99          $12.92
                                                         ======         ======          ======         =======          ======
TOTAL RETURN(B)........................................  (32.32)%         9.32%          30.03%         (28.34)%         27.16%
                                                         ======         ======          ======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................  $1,685         $3,637          $  961         $   632          $  532
Ratio of operating expenses to average net assets......    2.02%          1.98%           1.85%           1.89%           1.79%(d)
Ratio of net investment income/(loss) to average net
  assets...............................................   (0.54)%        (0.02)%          0.39%           0.93%           1.14%(d)
Portfolio turnover rate................................     223%           177%            159%             94%             46%
Ratio of operating expenses to average net assets
  without expenses reimbursed..........................    2.08%          2.14%           2.12%           2.14%           5.43%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares and Class B Shares commenced operations on January 14, 1997 and February 25, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
     YEAR         YEAR            YEAR            YEAR            PERIOD
     ENDED        ENDED           ENDED           ENDED           ENDED
     6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
----------------------------------------------------------------------------
     $ 12.52        $11.47          $ 8.95         $ 12.91          $11.13
     -------        ------          ------         -------          ------
       (0.16)        (0.10)          (0.03)           0.02            0.01
       (3.94)         1.15            2.55           (3.71)           1.79
     -------        ------          ------         -------          ------
       (4.10)         1.05            2.52           (3.69)           1.80
     -------        ------          ------         -------          ------
       --            --              --              (0.00)(e)       (0.02)
       --            --              --              (0.05)          --
       --            --              --              (0.22)          --
     -------        ------          ------         -------          ------
       --            --              --              (0.27)          (0.02)
     -------        ------          ------         -------          ------
     $  8.42        $12.52          $11.47         $  8.95          $12.91
     =======        ======          ======         =======          ======
      (32.67)%        9.15%          28.16%         (28.90)%         16.21%
     =======        ======          ======         =======          ======
     $ 1,587        $3,012          $1,121         $   511          $  134
        2.76%         2.73%           2.60%           2.64%           2.54%(d)
       (1.28)%       (0.77)%         (0.36)%          0.18%           0.39%(d)
         223%          177%            159%             94%             46%
        2.83%         2.88%           2.87%           2.89%           6.18%(d)

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                         -----------------------------------------------------------------------
                                                         YEAR         YEAR            YEAR            YEAR            PERIOD
                                                         ENDED        ENDED           ENDED           ENDED           ENDED
                                                         6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                         -----------------------------------------------------------------------
Net asset value, beginning of period...................  $ 12.43        $11.47          $ 8.96         $ 12.92          $10.95
                                                         -------        ------          ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................    (0.15)        (0.10)          (0.03)           0.02            0.01
Net realized and unrealized gain/(loss) on
  investments..........................................    (3.92)         1.06            2.54           (3.71)           1.96
                                                         -------        ------          ------         -------          ------
Total from investment operations.......................    (4.07)         0.96            2.51           (3.69)           1.97
                                                         -------        ------          ------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................    --            --              --              (0.00)(e)       (0.00)(e)
Distributions from net realized gains..................    --            --              --              (0.05)          --
Distributions in excess of net realized gains..........    --            --              --              (0.22)          --
                                                         -------        ------          ------         -------          ------
Total distributions....................................    --            --              --              (0.27)          (0.00)(e)
                                                         -------        ------          ------         -------          ------
Net asset value, end of period.........................  $  8.36        $12.43          $11.47         $  8.96          $12.92
                                                         =======        ======          ======         =======          ======
TOTAL RETURN(B)........................................   (32.74)%        8.37%          28.01%         (28.88)%         18.03%
                                                         =======        ======          ======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................  $   439        $  807          $  497         $   132          $   24
Ratio of operating expenses to average net assets......     2.76%         2.73%           2.60%           2.64%           2.54%(d)
Ratio of net investment income/(loss) to average net
  assets...............................................    (1.28)%       (0.77)%         (0.36)%          0.18%           0.39%(d)
Portfolio turnover rate................................      223%          177%            159%             94%             46%
Ratio of operating expenses to average net assets
  without expenses reimbursed..........................     2.83%         2.89%           2.87%           2.89%           6.18%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class C Shares and Class Y Shares commenced operations on March 3, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
     $ 12.70         $ 11.64         $  9.00         $ 12.92          $10.00
     -------         -------         -------         -------          ------
       (0.05)           0.03            0.05            0.13            0.07
       (4.05)           1.03            2.59           (3.72)           2.88
     -------         -------         -------         -------          ------
       (4.10)           1.06            2.64           (3.59)           2.95
     -------         -------         -------         -------          ------
       (0.09)          --              --              (0.06)          (0.03)
       --              --              --              (0.05)          --
       --              --              --              (0.22)          --
     -------         -------         -------         -------          ------
       (0.09)          --              --              (0.33)          (0.03)
     -------         -------         -------         -------          ------
     $  8.51         $ 12.70         $ 11.64         $  9.00          $12.92
     =======         =======         =======         =======          ======
      (32.31)%          9.11%          29.33%         (28.12)%         29.51%
     =======         =======         =======         =======          ======
     $11,913         $19,896         $17,857         $14,332          $4,826
        1.76%           1.73%           1.60%           1.64%           1.54%(d)
      (28.00)%          0.23%           0.64%           1.18%           1.39%(d)
         223%            177%            159%             94%             46%
        1.83%           1.89%           1.87%           1.89%           5.18%(d)

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                A SHARES       B SHARES       II SHARES
                                                                --------       --------       ---------
                                                                PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED
                                                                6/30/01        6/30/01        6/30/01
                                                                ---------------------------------------
Net asset value, beginning of period........................     $10.62         $10.79         $10.86
                                                                 ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................       0.12           0.02           0.02
Net realized and unrealized gain/(loss)on investments.......      (0.13)         (0.28)         (0.34)
                                                                 ------         ------         ------
Total from investment operations............................      (0.01)         (0.26)         (0.32)
                                                                 ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................      (0.05)         (0.02)         (0.02)
Distributions from capital..................................      (0.04)         (0.01)         (0.01)
                                                                 ------         ------         ------
Total distributions.........................................      (0.09)         (0.03)         (0.03)
                                                                 ------         ------         ------
Net asset value, end of period..............................     $10.52         $10.50         $10.51
                                                                 ======         ======         ======
TOTAL RETURN(B).............................................      (0.12)%        (2.45)%        (2.99)%
                                                                 ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $1,253         $1,578         $  866
Ratio of operating expenses to average net assets...........       1.51%(c)       2.26%(c)       2.26%(c)
Ratio of net investment income/(loss) to average net
  assets....................................................       0.81%(c)       0.06%(c)       0.06%(c)
Portfolio turnover rate.....................................         82%            82%            82%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................       2.65%(c)       3.40%(c)       3.40%(c)

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 7, 2000, July 20, 2000 and June 24, 1988 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized

(d) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      Y SHARES
-----------------------------------------------------
    YEAR          YEAR          YEAR          PERIOD
    ENDED         ENDED         ENDED         ENDED
    6/30/01       6/30/00       6/30/99       6/30/98
-----------------------------------------------------
    $10.62        $10.02        $10.19        $10.00
    ------        ------        ------        ------
      0.14          0.12          0.10          0.01
     (0.11)         0.65         (0.23)(d)      0.18
    ------        ------        ------        ------
      0.03          0.77         (0.13)         0.19
    ------        ------        ------        ------
     (0.08)        (0.17)        (0.04)         --
     (0.04)         --            --            --
    ------        ------        ------        ------
     (0.12)        (0.17)        (0.04)         --
    ------        ------        ------        ------
    $10.53        $10.62        $10.02        $10.19
    ======        ======        ======        ======
      0.17%         7.89%        (1.29)%        1.90%
    ======        ======        ======        ======
    $3,298        $4,466        $2,947        $1,834
      1.26%         1.25%         1.18%         1.14%(c)
      1.06%         1.20%         1.16%         3.60%(c)
        82%           65%           75%            0%
      2.40%         2.06%         2.45%         1.14%(c)

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                       A SHARES
                                                        -----------------------------------------------------------------------
                                                        YEAR            YEAR            YEAR            YEAR            PERIOD
                                                        ENDED           ENDED           ENDED           ENDED           ENDED
                                                        6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                        -----------------------------------------------------------------------
Net asset value, beginning of period..................   $  28.35        $ 10.46         $ 11.82          $10.89        $11.30
                                                         --------        -------         -------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...................................      (0.35)         (0.22)          (0.13)          (0.15)        (0.01)
Net realized and unrealized gain/(loss) on
  investments.........................................      (1.93)         18.11           (1.13)           1.08         (0.40)
                                                         --------        -------         -------          ------        ------
Total from investment operations......................      (2.28)         17.89           (1.26)           0.93         (0.41)
                                                         --------        -------         -------          ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains.................      (0.55)         --              (0.08)          --             --
Distributions in excess of net realized gains.........      (0.21)         --              (0.02)          --             --
                                                         --------        -------         -------          ------        ------
Total distributions...................................      (0.76)         --              (0.10)          --             --
                                                         --------        -------         -------          ------        ------
Net asset value, end of period........................   $  25.31        $ 28.35         $ 10.46          $11.82        $10.89
                                                         ========        =======         =======          ======        ======
TOTAL RETURN(B).......................................      (8.38)%       171.03%         (10.69)%          8.54%        (3.63)%
                                                         ========        =======         =======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................   $167,514        $79,441         $ 3,382          $4,984        $  664
Ratio of operating expenses to average net assets.....       1.55%          1.61%           1.61%           1.62%         1.55%(d)
Ratio of net investment loss to average net assets....      (1.28)%        (1.01)%         (1.27)%         (1.20)%       (0.95)%(d)
Portfolio turnover rate...............................         45%            60%             49%             47%           14%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................       1.55%          1.63%           1.92%           2.40%         7.33%(d)

------------
(a) The Munder Framlington Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
---------------------------------------------------------------------------
     $  27.64        $  10.27        $ 11.69          $10.85        $11.02
     --------        --------        -------          ------        ------
        (0.53)          (0.37)         (0.21)          (0.23)        (0.02)
        (1.87)          17.74          (1.11)           1.07         (0.15)
     --------        --------        -------          ------        ------
        (2.40)          17.37          (1.32)           0.84         (0.17)
     --------        --------        -------          ------        ------
        (0.55)         --              (0.08)          --             --
        (0.21)         --              (0.02)          --             --
     --------        --------        -------          ------        ------
        (0.76)         --              (0.10)          --             --
     --------        --------        -------          ------        ------
        24.48        $  27.64        $ 10.27          $11.69        $10.85
     ========        ========        =======          ======        ======
        (9.04)%        169.13%        (11.40)%          7.83%        (1.54)%
     ========        ========        =======          ======        ======
     $224,080        $102,859        $ 6,682          $8,664        $1,063
         2.30%           2.36%          2.36%           2.37%         2.30%(d)
        (2.03)%         (1.75)%        (2.02)%         (1.95)%       (1.70)%(d)
           45%             60%            49%             47%           14%
         2.30%           2.38%          2.67%           3.15%         8.08%(d)

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                      C SHARES
                                                       -----------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            PERIOD
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                       -----------------------------------------------------------------------
Net asset value, beginning of period.................   $  27.62        $ 10.27          $11.69         $ 10.86        $10.40
                                                        --------        -------          ------         -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................................      (0.53)         (0.40)          (0.21)          (0.23)        (0.01)
Net realized and unrealized gain/(loss) on
  investments........................................      (1.87)         17.75           (1.11)           1.06          0.47
                                                        --------        -------          ------         -------        ------
Total from investment operations.....................      (2.40)         17.35           (1.32)           0.83          0.46
                                                        --------        -------          ------         -------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains................      (0.55)         --              (0.08)          --             --
Distributions in excess of net realized gains........      (0.21)         --              (0.02)          --             --
                                                        --------        -------          ------         -------        ------
Total distributions..................................      (0.76)         --              (0.10)          --             --
                                                        --------        -------          ------         -------        ------
Net asset value, end of period.......................   $  24.46        $ 27.62          $10.27         $ 11.69        $10.86
                                                        ========        =======          ======         =======        ======
TOTAL RETURN(B)......................................      (9.05)%       168.94%         (11.40)%          7.73%         4.42%
                                                        ========        =======          ======         =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $122,087        $77,156          $1,652         $ 3,378        $  164
Ratio of operating expenses to average net assets....       2.30%          2.36%           2.36%           2.37%         2.30%(d)
Ratio of net investment loss to average net assets...      (2.03)%        (1.75)%         (2.02)%         (1.95)%       (1.70)%(d)
Portfolio turnover rate..............................         45%            60%             49%             47%           14%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................       2.30%          2.38%           2.67%           3.15%         8.08%(d)

------------
(a) The Munder Framlington Healthcare Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
---------------------------------------------------------------------------
      $28.56         $ 10.50         $ 11.84          $10.89        $10.00
      ------         -------         -------          ------        ------
       (0.29)          (0.13)          (0.11)          (0.11)        (0.03)
       (1.94)          18.19           (1.13)           1.06          0.92
      ------         -------         -------          ------        ------
       (2.23)          18.06           (1.24)           0.95          0.89
      ------         -------         -------          ------        ------
       (0.55)          --              (0.08)          --             --
       (0.21)          --              (0.02)          --             --
      ------         -------         -------          ------        ------
       (0.76)          --              (0.10)          --             --
      ------         -------         -------          ------        ------
      $25.57         $ 28.56         $ 10.50          $11.84        $10.89
      ======         =======         =======          ======        ======
       (8.14)%        171.74%         (10.42)%          8.72%         8.90%
      ======         =======         =======          ======        ======
      $9,640         $15,989         $ 5,303          $5,458        $2,086
        1.30%           1.36%           1.36%           1.37%         1.30%(d)
       (1.03)%         (0.76)%         (1.03)%         (0.95)%       (0.70)%(d)
          45%             60%             49%             47%           14%
        1.30%           1.38%           1.67%           2.15%         7.08%(d)

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            PERIOD
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period...............      $15.79          $12.79          $11.92          $11.35          $10.10
                                                         ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).......................       (0.04)          (0.05)          (0.02)           0.02            0.05
Net realized and unrealized gain(loss) on
  investments......................................       (4.62)           3.72            0.90            0.61            1.20
                                                         ------          ------          ------          ------          ------
Total from investment operations...................       (4.66)           3.67            0.88            0.63            1.25
                                                         ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       --              (0.08)          --              (0.02)          --
Distributions in excess of net investment income...       --              (0.05)          --              --              --
Distributions from net realized gains..............       (1.11)          (0.54)          (0.01)          (0.03)          --
Distributions in excess of net realized gains......       --              --              --              (0.01)          --
                                                         ------          ------          ------          ------          ------
Total distributions................................       (1.11)          (0.67)          (0.01)          (0.06)          --
                                                         ------          ------          ------          ------          ------
Net asset value, end of period.....................      $10.02          $15.79          $12.79          $11.92          $11.35
                                                         ======          ======          ======          ======          ======
TOTAL RETURN(B)....................................      (31.24)%         28.89%           7.36%           5.60%          12.38%
                                                         ======          ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $1,519          $1,715          $2,869          $1,601          $1,103
Ratio of operating expenses to average net
  assets...........................................        1.72%           1.69%           1.60%           1.62%           1.55%(d)
Ratio of net investment income/(loss) to average
  net assets.......................................       (0.29)%         (0.34)%         (0.16)%          0.21%           1.01%(d)
Portfolio turnover rate............................         119%             65%             66%             38%             15%
Ratio of operating expenses to average net assets
  without expenses reimbursed......................        1.81%           1.71%           1.75%           1.82%           2.56%(d)

------------
(a) The Munder Framlington International Growth Fund Class A Shares and Class B Shares commenced operations on February 20, 1997 and March 19, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
      $15.51          $12.56          $11.83          $11.32          $ 9.85
      ------          ------          ------          ------          ------
       (0.13)          (0.17)          (0.10)          (0.06)           0.01
       (4.51)           3.66            0.84            0.61            1.46
      ------          ------          ------          ------          ------
       (4.64)           3.49            0.74            0.55            1.47
      ------          ------          ------          ------          ------
       --              --              --              --              --
       --              --              --              --              --
       (1.11)          (0.54)          (0.01)          (0.03)          --
       --              --              --              (0.01)          --
      ------          ------          ------          ------          ------
       (1.11)          (0.54)          (0.01)          (0.04)          --
      ------          ------          ------          ------          ------
      $ 9.76          $15.51          $12.56          $11.83          $11.32
      ======          ======          ======          ======          ======
      (31.70)%         27.96%           6.23%           4.88%          14.92%
      ======          ======          ======          ======          ======
      $1,034          $1,638          $  546          $  591          $  128
        2.47%           2.44%           2.36%           2.37%           2.30%(d)
       (1.04)%         (1.09)%         (0.92)%         (0.54)%          0.26%(d)
         119%             65%             66%             38%             15%
        2.56%           2.46%           2.51%           2.57%           3.31%(d)

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            PERIOD
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period...............      $15.55          $12.58          $11.86          $11.33          $10.03
                                                         ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).......................       (0.12)          (0.17)          (0.10)          (0.06)           0.01
Net realized and unrealized gain on investments....       (4.54)           3.68            0.83            0.63            1.29
                                                         ------          ------          ------          ------          ------
Total from investment operations...................       (4.66)           3.51            0.73            0.57            1.30
                                                         ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       --              --              --              --              --
Distributions in excess of net investment income...       --              --              --              --              --
Distributions from net realized gains..............       (1.11)          (0.54)          (0.01)          (0.03)          --
Distributions in excess of net realized gains......       --              --              --              (0.01)          --
                                                         ------          ------          ------          ------          ------
Total distributions................................       (1.11)          (0.54)          (0.01)          (0.04)          --
                                                         ------          ------          ------          ------          ------
Net asset value, end of period.....................      $ 9.78          $15.55          $12.58          $11.86          $11.33
                                                         ======          ======          ======          ======          ======
TOTAL RETURN(B)....................................      (31.75)%         28.07%           6.13%           5.05%          12.96%
                                                         ======          ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $  867          $1,118          $  172          $  196          $   62
Ratio of operating expenses to average net
  assets...........................................        2.47%           2.44%           2.36%           2.37%           2.30%(d)
Ratio of net investment income/(loss) to average
  net assets.......................................       (1.04)%         (1.09)%          0.92%          (0.54)%          0.26%(d)
Portfolio turnover rate............................         119%             65%             66%             38%             15%
Ratio of operating expenses to average net assets
  without expenses reimbursed......................        2.56%           2.46%           2.51%           2.58%           3.31%(d)

------------
(a) The Munder Framlington International Growth Fund Class C Shares and Class Y Shares commenced operations on February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            PERIOD
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
------------------------------------------------------------------------------
    $   15.81       $   12.81       $   11.94       $   11.35       $    10.00
    ----------      ----------      ----------      ----------      ----------
        (0.00)(e)       (0.01)           0.01            0.05             0.07
        (4.64)           3.74            0.87            0.61             1.28
    ----------      ----------      ----------      ----------      ----------
        (4.64)           3.73            0.88            0.66             1.35
    ----------      ----------      ----------      ----------      ----------
       --               (0.12)         --               (0.03)          --
       --               (0.07)         --              --               --
        (1.11)          (0.54)          (0.01)          (0.03)          --
       --              --              --               (0.01)          --
    ----------      ----------      ----------      ----------      ----------
        (1.11)          (0.73)          (0.01)          (0.07)          --
    ----------      ----------      ----------      ----------      ----------
    $   10.06       $   15.81       $   12.81       $   11.94       $    11.35
    ==========      ==========      ==========      ==========      ==========
       (31.06)%         29.34%           7.35%           5.86%           13.50%
    ==========      ==========      ==========      ==========      ==========
    $  50,405       $  73,916       $  60,940       $  64,643       $   23,831
         1.47%           1.44%           1.36%           1.37%            1.30%(d)
        (0.04)%         (0.09)%          0.08%           0.46%            1.26%(d)
          119%             65%             66%             38%              15%
         1.56%           1.46%           1.51%           1.57%            2.31%(d)

                       See Notes to Financial Statements.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.
                      EQUITY FUNDS
                      MFI:
                      Munder Bio(Tech)(2) Fund
                      Munder Digital Economy Fund
                      Munder Focus Growth Fund
                      Munder Micro-Cap Equity Fund
                      Munder MidCap Select Fund (formerly Munder Growth Opportunities Fund)
                      Munder Multi-Season Growth Fund
                      Munder Power Plus Fund
                      Munder Real Estate Equity Investment Fund
                      Munder Small-Cap Value Fund
                      MFT:
                      Munder Balanced Fund
                      Munder Equity Income Fund
                      Munder International Equity Fund
                      Munder Small Company Growth Fund
                      FRAMLINGTON:
                      Munder Framlington Emerging Markets Fund
                      Munder Framlington Global Financial Services Fund
                      Munder Framlington Healthcare Fund
                      Munder Framlington International Growth Fund

     The Funds (with the exception of Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of June 30, 2001, the Class K Shares of Munder Focus Growth Fund, Munder MidCap Select Fund and Munder Framlington Global Financial Services Fund had not commenced operations. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. On February 26, 2001, Munder Growth Opportunities Fund changed its name to Munder MidCap Select Fund. Each Fund is classified as a diversified management investment company under the 1940 Act.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period for the Munder International Equity Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund and Munder Framlington International Growth Fund. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") or World Asset Management ("World"), a wholly owned subsidiary of the Advisor, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Options: The Funds may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. Currently Munder Balanced Fund does not amortize premiums or discounts on mortgage-backed securities. The adoption of the accounting policy will have no impact on the Fund's total net assets but could result in a reclassification between investment income, and realized and unrealized gains or losses. At this time, the Fund has not completed its analysis of the impact of this accounting change to the financial statements.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Small-Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Equity Income Fund and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Balanced Fund, Munder Equity Income Fund, Munder Focus Growth Fund, Munder International Equity Fund, Munder MidCap Select, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on June 30, 2001, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISORS, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                      FEES ON ASSETS          FEES ON ASSETS
                                                    UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                    ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.........          1.00%                   0.75%

                                                     FEES ON AVERAGE
                                                     DAILY NET ASSETS
                                                    ------------------
Munder Bio(Tech)(2) Fund and Munder Framlington
  Emerging Markets Fund.........................          1.25%
Munder Micro-Cap Equity Fund....................          1.00%
Munder Digital Economy Fund, Munder Equity
  Income Fund, Munder Focus Growth Fund, Munder
  MidCap Select Fund, Munder Multi-Season Growth
  Fund, Munder Power Plus Fund, Munder Small-Cap
  Value Fund, Munder Small Company Growth Fund,
  and Munder Framlington Global Financial
  Services Fund.................................          0.75%
Munder Real Estate Equity Investment Fund.......          0.74%
Munder Balanced Fund............................          0.65%

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     For its advisory services, World is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rate:

                                                     FEES ON AVERAGE
                                                     DAILY NET ASSETS
                                                    ------------------
Munder International Equity Fund................          0.75%

     The Advisor voluntarily waived fees and reimbursed expenses for year ended June 30, 2001, for the following Funds:

                                                                                EXPENSES
                            FUND                                FEES WAIVED    REIMBURSED
                            ----                                -----------    ----------
Munder MidCap Select Fund...................................        --          $47,138
Munder Multi-Season Growth Fund.............................    $1,092,466*       --
Munder Framlington Emerging Markets Fund....................        --          $37,543
Munder Framlington Global Financial Services Fund...........        --           86,581
Munder Framlington International Growth Fund................        --           61,862

* Represents amount waived by the Advisor prior to advisory fee reduction on May 15, 2001 to 0.75% of average daily net assets of the Munder Multi-Season Growth Fund.

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund and the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to Munder Bio(Tech)(2) Fund, Munder Framlington Emerging Markets Fund and Munder Framlington Global Financial Services Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $208,592 for its shareholder services to the Funds for the year ended June 30, 2001.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($55,000 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 per committee ($6,000 for the Committee Chairman) plus a fee of $1,500 for each meeting of the committee attended or $750 for each telephone meeting, if any. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

3. DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C, Class II, and Class K Shares. Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B, Class C and Class II Plan also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds).

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the year ended June 30, 2001, the Distributor paid $15,068 to Comerica Securities for shareholder services provided to the Funds.

     Comerica is among the Service Organizations who receive shareholders service fees from the Funds under the Plan. For the year ended June 30, 2001, the Distributor paid $1,341,786 to Comerica for shareholder services provided to the Funds.

     The effective rates, as a percentage of average daily net assets, under the Plan are as follows:

     Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund:

 CLASS A      CLASS B      CLASS C       CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

     Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund and Munder Power Plus
Fund:

 CLASS A      CLASS B      CLASS II      CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

     Munder Focus Growth Fund, Munder MidCap Select Fund and Munder Framlington Global Financial Services Fund:

 CLASS A      CLASS B      CLASS II
  SHARES       SHARES       SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES
----------   ----------   ----------
  0.25%        1.00%        1.00%

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

     For the year ended June 30, 2001, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................        $192,815,494            $109,802,855
Munder Bio(Tech)(2) Fund........................          22,058,380               3,039,055
Munder Digital Economy Fund.....................          27,122,682               8,264,381
Munder Equity Income Fund.......................         119,810,093             145,767,586
Munder Focus Growth Fund........................          26,014,283              12,972,358
Munder International Equity Fund................          46,222,886              63,296,875
Munder Micro-Cap Equity Fund....................         169,109,487             173,224,502
Munder MidCap Select Fund.......................          32,095,368              17,139,414
Munder Multi-Season Growth Fund.................         200,814,641             311,954,950
Munder Power Plus Fund..........................         210,753,964              28,698,403
Munder Real Estate Equity Investment Fund.......          17,833,569              25,559,129
Munder Small-Cap Value Fund.....................          89,228,028              82,027,168
Munder Small Company Growth Fund................         247,305,349             305,835,517
Munder Framlington Emerging Markets Fund........          117,07,168             117,100,979
Munder Framlington Global Financial Services
  Fund..........................................           8,751,569               5,641,762
Munder Framlington Healthcare Fund..............         570,639,106             217,245,581
Munder Framlington International Growth Fund....          83,359,330              81,993,152

     For the year ended June 30, 2001, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................        $ 23,370,832            $ 29,933,103
Munder Equity Income Fund.......................           2,188,360               3,249,349
Munder Focus Growth Fund........................             366,792                  65,321

     For the year ended June 30, 2001, the Munder Small-Cap Value Fund had the following written covered call and put option contracts:

                                                     NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                     -------------------      --------------
Beginning of period............................               130               $ 123,731
Written during the period......................             1,083                 662,129
Expired during the period......................            (1,013)               (607,216)
Closed during the period.......................              (200)               (178,644)
                                                           ------               ---------
Balance at end of period.......................              --                     --
                                                           ======               =========

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     At June 30, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                             TAX BASIS         TAX BASIS
                                                             UNREALIZED        UNREALIZED
                                                            APPRECIATION      DEPRECIATION
                                                            ------------      ------------
Munder Balanced Fund..................................      $ 5,196,963       $  5,649,007
Munder Bio(Tech)(2) Fund..............................        2,309,521          1,659,733
Munder Digital Economy Fund...........................          475,319          1,642,849
Munder Equity Income Fund.............................       29,865,519          4,676,183
Munder Focus Growth Fund..............................          832,965          2,613,241
Munder International Equity Fund......................       32,007,583         19,446,173
Munder Micro-Cap Equity Fund..........................       24,089,679          9,850,054
Munder MidCap Select Fund.............................        4,189,923          1,297,730
Munder Multi-Season Growth Fund.......................       91,028,728         17,209,315
Munder Power PlusFund.................................        2,076,520         21,302,833
Munder Real Estate Equity Investment Fund.............        8,894,391          2,776,574
Munder Small-Cap Value Fund...........................       14,491,666          1,194,789
Munder Small Company Growth Fund......................       11,337,880         12,928,772
Munder Framlington Emerging Markets Fund..............        3,118,973          7,753,261
Munder Framlington Global Financial Services Fund.....          378,639            458,882
Munder Framlington Healthcare Fund....................       70,957,026        124,569,098
Munder Framlington International Growth Fund..........        3,620,533          6,868,968

5. TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. During the period ended June 30, 2001, the Munder Power Plus Fund held the following security:

                                                  PURCHASED                    SOLD
                            VALUE AT      -------------------------      ----------------       VALUE AT       REALIZED
      AFFILIATE             6/30/00          COST          SHARES        COST      SHARES       6/30/01        GAIN/LOSS
----------------------      --------      ----------      ---------      ----      ------      ----------      ---------
Savanna Energy
Services Corp. .......       --           $2,508,128      1,281,000       --        --         $2,500,128       --

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies engaged in the biotechnology industry and other healthcare related companies. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. The Munder Framlington Global Financial Services Fund intends to invest at least 65% of its total net assets in at least three different countries including the United States. Investing in securities

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

     The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

     The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

     The Munder Power Plus Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Funds established a revolving line of credit with State Street Bank and Trust Company in which the Munder Micro-Cap Equity Fund participated. The line of credit was extended to include all of the Funds, and other funds managed by the Advisor or World, effective December 20, 2000 and the Munder Power Plus Fund effective May 22, 2001. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the year ended June 30, 2001 the Munder Framlington Emerging Markets Fund and the Munder Framlington International Growth Fund utilized the revolving line of credit and incurred $1,578 and $1,164, respectively, in interest fees. For the year ended June 30, 2001 total commitment fees were $6,070.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

9. INCOME TAX INFORMATION

     As determined at June 30, 2001 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                   EXPIRING        EXPIRING        EXPIRING
                                                     2007            2008            2009
                                                  ----------      ----------      ----------
Munder Digital Economy Fund.................          --              --          $    3,875
Munder Micro-Cap Equity Fund................                          --             996,520
Munder Real Estate Equity Investment Fund...          --          $3,739,801       3,948,439
Munder Framlington Emerging Markets Fund....      $5,449,416          --           2,111,714
Munder Framlington Global Financial Services
  Fund......................................          18,708          18,278          54,755

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 2000 and June 30, 2001 as follows:

                                                                    AMOUNT
                                                                  -----------
Munder Balanced Fund........................................      $ 4,489,752
Munder Bio(Tech)(2) Fund....................................        1,323,003
Munder Digital Economy Fund.................................        1,273,601
Munder Focus Growth Fund....................................        2,868,963
Munder International Equity Fund............................          747,169
Munder Micro-Cap Equity Fund................................        3,858,791
Munder MidCap Select Fund...................................          202,611
Munder Real Estate Equity Investment Fund...................          899,045
Munder Small Company Growth Fund............................       29,436,746
Munder Framlington Emerging Markets Fund....................       15,582,580
Munder Framlington Global Financial Services Fund...........           72,732
Munder Framlington Healthcare Fund..........................           82,098
Munder Framlington International Growth Fund................        5,472,087

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund and Munder Small Company Growth Fund (four of the portfolios constituting The Munder Funds Trust), the Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund (formerly Munder Growth Opportunities Fund), Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, and Munder Small-Cap Value Fund (nine of the portfolios constituting The Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (four portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 2001, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 15, 2001

           The Munder Funds
                   Tax Information, June 30, 2001 (Unaudited)

           ---------------------------------------------------------------------

     The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2001, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation....................       5.4%
  Federal National Mortgage Association.....................       3.3%
  Government Agency Debentures..............................       1.0%
  Government National Mortgage Association..................       0.1%
  U.S. Treasury Bond........................................       1.5%
  U.S. Treasury Notes.......................................       0.3%

     Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund........................................       12.7%
Munder Equity Income Fund...................................      100.0%
Munder Focus Growth Fund....................................       21.9%
Munder MidCap Select Fund...................................       18.9%
Munder Real Estate Equity Investment Fund...................        1.1%
Munder Small-Cap Value Fund.................................       20.4%
Munder Small Company Growth Fund............................        3.2%
Munder Framlington Healthcare Fund..........................        2.6%

     The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Balanced Fund......................................      $ 1,722,414
Munder Equity Income Fund.................................        8,393,644
Munder Focus Growth Fund..................................          340,720
Munder International Equity Fund..........................        4,751,489
Munder Micro-Cap Equity Fund..............................        3,160,588
Munder MidCap Select Fund.................................           80,862
Munder Multi-Season Growth Fund...........................       66,549,422
Munder Small Company Growth Fund..........................        3,521,219
Munder Framlington Healthcare Fund........................        3,393,197
Munder Framlington International Growth Fund..............        5,359,295

     The following amounts have been designated as foreign tax credits and foreign source income for regular Federal income tax purposes:

                                                     FOREIGN        FOREIGN
                                                       TAX           SOURCE
                                                     CREDITS         INCOME
                                                     --------      ----------
Munder International Equity Fund...............      $300,233      $2,978,353
Munder Framlington Emerging Markets Fund.......        69,413         694,722
Munder Framlington Global Financial Services
  Fund.........................................        16,907         120,704
Munder Framlington International Growth Fund...       125,042         918,564


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISORS
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
            World Asset Management
            (Munder International Equity Fund)
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNEQUITY0601

INVESTMENT ADVISORS: Munder Capital Management and
                     World Asset Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                                   Annual Report
                                                        CLASS A, B, C & Y SHARES

                                                                   June 30, 2001

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER INCOME FUNDS

                                                                            Bond
                                                               Intermediate Bond
                                                              International Bond
                                                          U.S. Government Income
                                                          Michigan Tax-Free Bond
                                                                   Tax-Free Bond
                                                Tax-Free Short-Intermediate Bond



                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 Cash Investment
                                                                    Money Market
                                                           Tax-Free Money Market
                                                      U.S. Treasury Money Market


                                                                    "A key goal in the management of our
                                                                    fixed income funds is to offer
                                                                    competitive returns while carefully
                                                                    managing risk."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through June 30, 2001.

       The Lehman Brothers Aggregate Bond Index rose by 11.23% for the year ending June 30. This was in marked contrast to the S&P 500 Index which fell by 14.83% during the year. Slowing economic growth helped to drive stock prices lower because of the negative impact on actual and expected corporate earnings. In contrast, bond returns benefited as declining economic growth triggered rate cuts by the Federal Reserve and contributed to reduced concerns about inflation.

       A key goal in the management of our fixed income funds is to offer competitive returns while carefully managing risk. For that reason, we avoid any strategy based on interest rate forecasting. Instead, we structure the funds so that the price sensitivity of the fund to changes in interest rates is targeted at the fund's benchmark. We believe that this strategy helps us to reduce the inconsistency in returns associated with interest rate forecasting. We then focus on areas of analysis where we believe value can be added. We analyze current versus historical pricing relationships to determine those sectors of the bond market that we feel provide the best relative values for our shareholders. We select maturity structures for our fixed income funds by analyzing historical versus current interest rate relationships. Finally, we identify specific securities for investment through a careful review of the characteristics of individual bonds, given a fund's objectives. Only investment grade bonds are considered for purchase.

       While the specific techniques for managing risk will differ from fund to fund, our goal is the same across our entire fund family: to minimize risk for any given level of return. By combining risk management tools with Munder Capital's strength in fixed income analysis, we believe that, over time, fund returns will benefit.

       If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                III         Munder Bond Fund
                                IV          Munder Intermediate Bond Fund
                                IV          Munder International Bond Fund
                                V           Munder U.S. Government Income Fund
                                VI          Munder Michigan Tax-Free Bond Fund
                                VI          Munder Tax-Free Bond Fund
                                VII         Munder Tax-Free Short-Intermediate Bond Fund
                                VIII        HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                            INCOME FUNDS:
                                1           Munder Bond Fund
                                5           Munder Intermediate Bond Fund
                                9           Munder International Bond Fund
                                12          Munder U.S. Government Income Fund
                                15          Munder Michigan Tax-Free Bond Fund
                                19          Munder Tax-Free Bond Fund
                                25          Munder Tax-Free Short-Intermediate Bond Fund
                                            MONEY MARKET FUNDS:
                                31          Munder Cash Investment Fund
                                33          Munder Money Market Fund
                                35          Munder Tax-Free Money Market Fund
                                48          Munder U.S. Treasury Money Market Fund
                                50          FINANCIAL STATEMENTS
                                72          FINANCIAL HIGHLIGHTS
                                111         NOTES TO FINANCIAL STATEMENTS
                                118         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     The year ending June 30, 2001, was marked by a sharp deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August, 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

     In contrast to the manufacturing sector, Gross Domestic Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the first two quarters of 2001. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

     The news on inflation over the past year has been more positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

     Whether the economy is or will be in a technical recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

THE BOND MARKET
     The bond market generated a return of 11.23% for the year ending June 30, a sharp contrast to the -14.83% return for the S&P 500 Index. While the slowing of the economy had a negative impact on the stock market, it had the opposite effect on the bond market. As the economy weakened, investors began to anticipate that the Federal Reserve would begin to cut interest rates, providing a boost to bond prices. The weakening economy also helped to reduce concerns about inflationary pressures, providing another boost to bond market returns.

     As of June 30, 2000, the yield on the 30-day Treasury bill was 5.71% while the yield on the 10-year Treasury bond was 6.03%. By June 30, 2001, the short-term yield had fallen to 3.57%, a decline of over two percentage points. The yield on the 10-year Treasury bond, which is less directly impacted by Federal Reserve rate cuts, had fallen to 5.42%, a much smaller decline of 0.61 percentage point. Given the steeper decline in short-term rates, the gap between short-term and long-term yields widened substantially, from 0.32 percentage point on June 30, 2000 to 1.70 percentage points by June 30, 2001.

           ---------------------------------------------------------------------

     The Lehman Brothers Bond Indices show that, while lower quality bonds were the star performers during some periods over the last 12 months, investment grade bonds turned in the best performance for the year as a whole. All quality ratings of BBB and higher earned double-digit positive returns. Below-investment grade bonds, including high yield or junk bonds, posted negative returns for the year ending June 30.

     Corporate bonds were the best performing bond market sector for the year. However, the slowing economy and the negative returns of the technology-heavy NASDAQ market negatively impacted the performance of specific bonds, particularly in the technology sector. U.S. Agency bonds and mortgage-backed securities showed strong relative returns. While Treasury bonds were the weakest sector of the bond market, the Lehman Brothers U.S. Treasury Index still showed a strong absolute return of 9.83% for the year.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses. The Lipper universes of mutual funds referred to below are compiled by Lipper Analytical Services, Inc. and categorized based on investment objectives.

MUNDER BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a return of 10.07% for the year ending June 30, 2001, relative to the 11.76% return for the Fund's benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 10.19% average return for the Lipper universe of corporate debt A rated mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-year time period ending June 30, 2001.

     During the year ending June 30, 2001, high quality and lower quality securities traded places as the top-performing quality class. For the year as a whole, however, securities with quality ratings of A and higher posted the best relative returns. In that environment, the high quality focus of the Fund was a positive for returns.

     Another factor that helped the performance of the Fund for the 12-month period was its sector weighting. For the year ending June 30, 2001, the corporate sector had the strongest returns, followed by U.S. Agency and mortgage-backed securities. Treasury bonds had the weakest relative performance for the year, although they still posted a strong absolute return of 9.83%. The Fund's relatively heavy weight in non-Treasury securities, particularly in corporate bonds, was therefore a positive for returns.

     Within the corporate sector, however, there was a wide divergence in performance. The negative returns of the technology sector of the stock market weighed heavily on the technology sector of the corporate bond market. Comdisco and Nortel were two technology-related corporate

           ---------------------------------------------------------------------

bonds that had negative price performance during the year, detracting from the performance of the Fund.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a return of 9.88% for the year ending June 30, 2001, relative to the 11.04% return for the Lehman Brothers Intermediate Government/Credit Bond Index and the 9.18% average return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001.

     The Fund's focus on high quality issues boosted returns during the last half of 2000 but held back returns during the first half of 2001. During the first quarter of 2001, returns on high yield (junk) bonds exceeded AAA-rated bonds by almost three percentage points and BBB-rated bonds by almost two percentage points.

     Throughout the year, the performance of the Fund benefited from its relatively heavy weighting in non-Treasury securities, including corporate bonds, the strongest sector of the bond market for the year. However, there was a wide divergence in the performance of specific corporate issues. Nortel, Motorola and Marconi were among the Fund's corporate bond holdings that experienced a negative change in price during the quarter. Comdisco, which had struggled in previous months, rebounded later in the second quarter of 2001.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: SHARON E. FAYOLLE AND PETER G. ROOT
     The Fund posted a -7.18% return for the year ending June 30, 2001, relative to the -7.43% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the -0.98% average return for the Lipper universe of international income funds.

     During the last half of 2000, the Salomon Brothers Non-U.S.$ World Government Bond Index improved from a -4.52% return during the third quarter to a 4.00% return for the fourth quarter. The improvement in the performance of the Index was partly due to a strengthening of currencies relative to the U.S. dollar. As an example, the euro, which fell against the U.S. dollar during the third quarter, rose by close to 6.5% relative to the dollar in the fourth quarter. The performance of the Fund mirrored this improvement in international bond returns, moving from a negative return in the third quarter to a positive return in the fourth quarter.

     During the first quarter of 2001, interest rates fell globally in response to slowing economic growth. As a result, foreign bond markets had generally positive returns. However, these positive local bond market returns were offset by the negative impact of currency movements. On a total return basis, taking into account both local bond market returns and currency movements, Canada and the Eurozone countries had the strongest (although negative) returns for the quarter while Japan and Australia had the weakest returns. The strong performance of the Fund, relative to its

           ---------------------------------------------------------------------

Salomon benchmark, was due primarily to an overweighting of the euro and the Canadian dollar and an underweighting of the Japanese yen.

     During the second quarter of 2001, the euro weakened sharply relative to the U.S. dollar. This was largely due to increasing economic weakness in the Eurozone and the relative inaction by the European Central Bank with respect to reducing interest rates. The Japanese yen strengthened slightly, bolstered by the plans for economic reform put forth by the new Prime Minister, Junichiro Koizumi. On a total return basis, taking into account both local bond market returns and the impact of currency movements, the only countries with positive returns for the quarter were Canada, Australia and Japan. The Eurozone countries and Sweden had the weakest returns. The Fund's overweight of the euro, which had boosted performance in the prior quarter, held back returns. As of June 30, 2001, the Fund was underweighted in the yen and overweighted in the euro, with the weight of the euro increased in June. The overweighted position in Canada was removed late in the quarter.

     The Fund is an international fund and therefore does not generally hold U.S. dollar-denominated securities. During some periods of time, this will hold back returns relative to global bond funds that invest in both U.S. and non-U.S. securities. In our view, one of the major reasons for an investor to choose an international bond fund is to increase the diversification of his or her overall portfolio. For that reason, the Fund does not hedge against currency risk. While hedging may reduce the volatility of an international bond fund, it would also reduce the diversification benefits offered by the Fund.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: PETER G. ROOT AND ANNE K. KENNEDY
     The Fund generated an 11.03% return for the year ending June 30, 2001, relative to the 10.34% return for the Lehman Brothers Government Bond Index and the 9.52% average return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year, three-year, five-year and 10-year time periods ending June 30, 2001.

     During the last half of 2000, the performance of the Fund was aided by its underweighting in Treasury securities. This was especially positive for performance during the third quarter of the year. During the fourth quarter, as interest rates continued to fall, the performance of mortgage-backed securities, although still positive, fell behind other bond market sectors. As a result, the Fund's overweight in mortgage-backed securities, which was a positive for returns during the third quarter, held back relative returns during the last three months of 2000.

     The Fund's underweighting in Treasury securities continued to boost returns during the first half of 2001. Another positive factor was the bulleted maturity structure of the Fund. In a bulleted structure, maturities are clustered around the targeted duration of the Fund. (Duration is simply a measure of the price sensitivity of the Fund to changes in interest rates.) This maturity structure works best when the differential between longer-term and shorter-term rates is widening as it did

           ---------------------------------------------------------------------

during the first half of 2001. Another positive factor for performance during this six-month time period was issue selection within the mortgage-backed sector of the government market.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 10.02% for the year ending June 30, 2001, relative to the 9.13% average return of the Lipper universe of Michigan municipal mutual debt funds. Compared to the universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001. The Fund is also measured against a custom index which consists of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indices. For the year ending June 30, 2001, the Fund's custom benchmark had a return of 10.34%.

     During the last half of 2000, the absolute performance of the Fund was boosted by the general decline in interest rates that occurred during the last three months of the year. In an environment of fast-moving markets and declining rates, the Fund's overweight in longer-term maturities and strong issue selection had a positive impact on relative returns. An overweight in securities with credit ratings of A and higher also helped to boost performance, given the strong returns of these securities relative to BBB-rated bonds. Only partially offsetting these positive factors was the fact that Michigan securities tended to underperform the returns of some specialty states during the last months of 2000.

     During the first half of 2001, BBB-rated securities exhibited strong relative performance, a contrast to their weaker performance in prior months. The underweight of the Fund in this quality segment therefore held back returns. An underweight in the hospital bonds, which tend to be lower in quality, also held back returns. On the positive side of the ledger, an overweight of bonds with maturities of one-year to eight-years contributed positively to performance.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 9.74% for the year ending June 30, 2001, relative to the 9.23% average return of the Lipper universe of general municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year, two-year, three-year, five-year and 10-year time periods ending June 30, 2001. The Fund is also measured against a custom index which consists of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indices. For the year ending June 30, 2001, the Fund's custom benchmark had a return of 10.34%.

     During the last half of 2000, the Fund's overweight in longer-maturity bonds and strong issue selection helped to boost relative returns. In addition, while an underweight in California bonds held back returns during the third quarter, it was a positive for performance during the fourth quarter.

           ---------------------------------------------------------------------

     During the first half of 2001, the high quality focus of the Fund had a negative impact on performance. The Fund was underweighted in BBB-rated securities, the lowest quality rating for investment grade bonds, which had strong relative performance for this six-month time period. An underweighting in hospital and housing bonds (which tend to fall into the lower tiers of investment grade securities) and New York bonds also held back returns.

     Offsetting these negative influences on performance for the first half of 2001 was the positive impact of the maturity structure of the Fund. The overweight of the one-year to eight-year maturity range had a significant positive impact on returns. An underweight in California bonds also contributed positively to performance during the second quarter.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.77% for the year ending June 30, 2001, relative to the 8.33% return for the Lehman Brothers Mutual Fund Intermediate/Short Municipal Index and the 7.05% average return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001.

     During the last half of 2000, the general decline in interest rates contributed to the strong absolute performance of the Fund. The high quality of the Fund, with its overweighting in securities rated A and higher, was a key factor in the strong relative performance of the Fund. An underweighting in bonds backed by corporate-type obligations also helped to boost relative returns during the last months of 2000. In addition, while the Fund's underweight in California bonds hurt performance during the third quarter, it contributed positively to relative returns during the fourth quarter.

     The underweighting in California bonds also helped to boost returns during the first half of 2001. Another positive factor for that six-month time period was the Fund's overweight in securities with maturities of five years or less. These positive factors were partially offset by the Fund's underweight in New York bonds and in BBB-rated securities. The high quality of the Fund, with its focus on securities rated A and higher, had boosted returns during the last half of 2000 but held back returns during the first half of 2001.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------

The following graphs represent the performance of each Fund since the inception of its oldest class of shares. This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management and prior periods when the Funds were managed by its predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graph will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BOND FUND
                               CLASS Y SHARE HYPOTHETICAL
          ----------------------------------------------------------------------
          A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS Y [GRAPHIC IMAGE]

                                                                                             LEHMAN               50% LEHMAN
                                                                 LEHMAN AGGREGATE      GOV'T/CREDIT BOND        AGGREGATE/50%
                                              CLASS Y               BOND INDEX               INDEX              LEHMAN CREDIT
                                              -------            ----------------      -----------------        -------------
12/1/91                                       10000.00               10000.00               10000.00               10000.00
                                              10400.00               10297.00               10337.00               10312.00
                                              10168.00               10157.00               10184.00               10177.40
2/29/92                                       10270.00               10223.00               10238.00               10259.40
                                              10253.00               10165.70               10182.00               10208.60
                                              10331.00               10238.90               10242.00               10270.90
                                              10513.00               10432.40               10441.00               10482.40
                                              10672.00               10576.40               10594.00               10636.50
                                              10892.00               10792.20               10865.00               10887.00
                                              10925.00               10901.20               10962.00               10984.40
                                              10576.00               11030.90               11112.00               11116.30
                                              10381.00               10884.20               10942.00               10943.40
                                              10373.00               10886.40               10933.00               10953.20
                                              10518.00               11059.50               11121.00               11141.60
                                              10727.00               11271.80               11362.00               11378.40
2/28/93                                       10962.00               11469.00               11598.00               11608.80
                                              11049.00               11517.20               11638.00               11653.50
                                              11135.00               11597.80               11727.00               11739.20
                                              11099.00               11612.90               11721.00               11753.80
                                              11343.00               11823.10               11987.00               12003.00
                                              11404.00               11890.50               12064.00               12080.40
                                              11671.00               12098.60               12341.00               12336.50
                                              11730.00               12131.30               12384.00               12368.00
                                              11801.00               12176.10               12434.00               12421.80
                                              11659.00               12072.60               12294.00               12292.60
                                              11693.00               12137.80               12347.00               12362.10
                                              11870.00               12301.70               12533.00               12565.40
2/28/94                                       11580.00               12087.60               12261.00               12307.80
                                              11306.00               11789.10               11961.00               11966.90
                                              11200.00               11694.80               11862.00               11861.60
                                              11190.00               11693.60               11840.00               11839.10
                                              11184.00               11667.90               11812.00               11811.20
                                              11353.00               11900.10               12048.00               12078.20
                                              11364.00               11914.30               12053.00               12092.10
                                              11212.00               11739.20               11870.00               11890.70
                                              11179.00               11728.60               11857.00               11871.70
                                              11151.00               11702.80               11836.00               11849.10
                                              11224.00               11783.60               11914.00               11939.20
                                              11416.00               12016.90               12143.00               12184.00
2/28/95                                       11661.00               12302.90               12424.00               12504.40
                                              11727.00               12378.00               12508.00               12593.80
                                              11880.00               12551.20               12682.00               12788.40
                                              12329.00               13037.00               13214.00               13337.00
6/30/95                                       12416.00               13132.10               13319.00               13445.70
                                              12395.00               13103.30               13268.00               13401.30
                                              12539.00               13261.80               13438.00               13590.30
                                              12667.00               13390.40               13574.00               13736.40
                                              12836.00               13564.50               13774.00               13915.00
                                              13019.00               13768.00               14000.00               14152.20
                                              13218.00               13960.70               14207.00               14368.00
                                              13297.00               14052.90               14295.00               14462.10
                                              13032.00               13808.40               13992.00               14164.20
                                              12951.00               13711.70               13874.00               14054.40
                                              12856.00               13634.90               13779.00               13956.80
                                              12828.00               13607.60               13756.00               13930.20
6/30/96                                       12976.00               13790.00               13940.00               14126.00
                                              13004.00               13827.20               13973.00               14158.50
                                              12963.00               13803.70               13938.00               14124.50
                                              13184.00               14043.90               14186.00               14397.10
                                              13461.00               14355.70               14517.00               14753.40
                                              13713.00               14601.20               14784.00               15037.40
                                              13577.00               14465.40               14620.00               14863.70
                                              13583.00               14510.20               14637.00               14897.20
                                              13608.00               14546.50               14668.00               14947.10
                                              13449.00               14385.00               14494.00               14747.50
                                              13636.00               14600.80               14706.00               14970.20
                                              13738.00               14739.50               14843.00               15125.90
6/30/97                                       13882.00               14914.90               15021.00               15323.30
                                              14272.60               15317.60               15480.60               15810.60
                                              14125.60               15187.40               15307.30               15626.40
                                              14329.00               15412.20               15547.60               15878.80
                                              14565.50               15635.70               15796.30               16094.70
                                              14628.10               15707.60               15880.10               16176.80
                                              14762.70               15866.20               16046.80               16344.20
                                              14988.50               16069.30               16273.10               16546.10
                                              14946.60               16056.50               16240.50               16537.00
                                              14981.00               16111.00               16290.90               16595.70
                                              15060.40               16194.80               16372.30               16691.10
                                              15230.50               16348.70               16547.50               16869.70
6/30/98                                       15370.70               16487.60               16716.30               17003.80
                                              15386.80               16522.30               16728.60               17014.00
                                              15697.60               16791.60               17054.80               17192.70
                                              16102.60               17184.50               17542.60               17672.30
                                              15952.90               17093.40               17418.10               17489.40
                                              16013.50               17190.80               17522.60               17703.70
                                              16079.20               17242.40               17564.60               17755.90
                                              16175.60               17364.80               17689.30               17906.80
                                              15800.40               17061.00               17268.30               17537.90
                                              15901.50               17154.80               17354.70               17648.40
                                              15923.70               17209.70               17398.00               17702.30
                                              15753.40               17058.20               17218.80               17505.80
6/30/99                                       15676.20               17003.70               17165.50               17432.20
                                              15626.00               16932.20               17117.40               17347.70
                                              15568.20               16923.80               17103.70               17322.50
                                              15720.80               17120.10               17257.70               17517.40
                                              15717.60               17183.40               17302.50               17590.10
                                              15708.20               17181.70               17292.10               17598.90
                                              15607.60               17099.30               17186.70               17510.00
                                              15588.90               17042.80               17181.50               17450.50
                                              15749.50               17249.00               17396.30               17637.20
                                              16015.60               17476.70               17646.80               17828.60
                                              15868.30               17426.00               17560.30               17724.30
                                              15750.90               17417.30               17544.50               17687.10
6/30/00                                       16117.20               17779.60               17902.40               18093.00
                                              16321.80               17941.40               18092.20               18284.80
                                              16551.10               18201.60               18347.30               18536.20
                                              16663.00               18316.20               18417.00               18643.70
                                              16593.00               18437.10               18533.00               18714.50
                                              16915.60               18739.50               18849.90               18989.70
                                              17209.70               19088.00               19221.30               19350.50
                                              17549.00               19399.20               19544.20               19773.30
                                              17723.80               19567.90               19745.50               19945.30
                                              17734.90               19665.80               19897.50               20057.00
                                              17530.40               19583.20               19845.80               19978.80
                                              17699.30               19700.70               19960.90               20130.60
6/30/01                                       17758.80               19775.60               20056.70               20220.20

                                  GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
                ------------------------------------------------------------------          ----------------------------
                                                                        50% LEHMAN
                                                LEHMAN         LEHMAN   AGGREGATE/             ONE          ONE     FIVE
CLASS AND                 WITH   WITHOUT     AGGREGATE   GOV'T/CREDIT   50% LEHMAN            YEAR         YEAR    YEARS
INCEPTION DATE            LOAD      LOAD   BOND INDEX#    BOND INDEX#      CREDIT#          W/LOAD   W/OUT LOAD   W/LOAD
------------------------------------------------------------------------------------------------------------------------
CLASS  A -- 12/9/92   $16,048*  $16,716   $    18,165   $    18,344    $   18,460           5.46%*       9.80%    5.35%*
CLASS  B -- 3/13/96   $12,971+  $13,069   $    14,321   $    13,796    $   14,276           4.10%+       9.10%    5.13%+
CLASS  C -- 3/25/96       N/A   $13,008   $    14,422   $    13,796    $   14,387           8.06%+       9.06%      N/A
CLASS  Y -- 12/1/91       N/A   $17,760   $    19,776   $    20,057    $   20,220             N/A       10.07%      N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                --------------------------------------------

                             FIVE       SINCE        SINCE
CLASS AND                   YEARS   INCEPTION    INCEPTION
INCEPTION DATE         W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------  --------------------------------------------
CLASS  A -- 12/9/92        6.21%       5.68%*       6.19%
CLASS  B -- 3/13/96        5.45%       5.03%+       5.18%
CLASS  C -- 3/25/96        5.50%         N/A        5.12%
CLASS  Y -- 12/1/91        6.50%         N/A        6.18%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S.
  government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares are as of 11/30/91, 2/28/96, 3/31/96, 11/30/91, respectively.

           ---------------------------------------------------------------------

INTERMEDIATE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                            LEHMAN INT. GOV'T/CREDIT    LIPPER SHORT INVST. GRADE
                                                         CLASS Y                   BOND INDEX              DEBT FUNDS AVERAGE
                                                         -------            ------------------------    -------------------------
12/1/91                                                 10000.00                   $    10000                  $    10000
                                                        10180.00                   $    10244                  $    10139
                                                        10130.00                   $    10151                  $    10124
2/29/92                                                 10172.00                     10191.00                    10162.00
                                                        10158.00                     10151.00                    10159.00
                                                        10237.00                     10240.00                    10232.00
                                                        10356.00                     10399.00                    10327.00
                                                        10498.00                     10553.00                    10427.00
                                                        10679.00                     10763.00                    10547.00
                                                        10781.00                     10870.00                    10623.00
                                                        10935.00                     11018.00                    10710.00
                                                        10814.00                     10875.00                    10650.00
                                                        10755.00                     10837.00                    10643.00
                                                        10871.00                     10979.00                    10725.00
                                                        11058.00                     11192.00                    10847.00
2/28/93                                                 11246.00                     11369.00                    10952.00
                                                        11295.00                     11414.00                    10996.00
                                                        11377.00                     11506.00                    11058.00
                                                        11339.00                     11480.00                    11060.00
                                                        11510.00                     11661.00                    11149.00
                                                        11547.00                     11689.00                    11189.00
                                                        11730.00                     11874.00                    11287.00
                                                        11780.00                     11924.00                    11323.00
                                                        11807.00                     11956.00                    11359.00
                                                        11699.00                     11889.00                    11357.00
                                                        11747.00                     11943.00                    11410.00
                                                        11893.00                     12076.00                    11485.00
2/28/94                                                 11670.00                     11897.00                    11417.00
                                                        11444.00                     11701.00                    11333.00
                                                        11338.00                     11621.00                    11289.00
                                                        11340.00                     11629.00                    11299.00
                                                        11332.00                     11631.00                    11309.00
                                                        11453.00                     11798.00                    11397.00
                                                        11492.00                     11835.00                    11437.00
                                                        11378.00                     11726.00                    11422.00
                                                        11368.00                     11725.00                    11441.00
                                                        11337.00                     11672.00                    11427.00
                                                        11393.00                     11713.00                    11408.00
                                                        11554.00                     11910.00                    11515.00
2/28/95                                                 11761.00                     12157.00                    11647.00
                                                        11824.00                     12227.00                    11709.00
                                                        11948.00                     12378.00                    11814.00
                                                        12304.00                     12752.00                    12014.00
6/30/95                                                 12363.00                     12838.00                    12081.00
                                                        12358.00                     12839.00                    12119.00
                                                        12470.00                     12956.00                    12199.00
                                                        12563.00                     13050.00                    12266.00
                                                        12697.00                     13195.00                    12365.00
                                                        12852.00                     13369.00                    12470.00
                                                        12994.00                     13509.00                    12565.00
                                                        13084.00                     13626.00                    12661.00
                                                        12930.00                     13466.00                    12612.00
                                                        12845.00                     13396.00                    12602.00
                                                        12787.00                     13349.00                    12612.00
                                                        12759.00                     13339.00                    12636.00
6/30/96                                                 12893.00                     13480.00                    12722.00
                                                        12920.00                     13521.00                    12776.00
                                                        12933.00                     13532.00                    12822.00
                                                        13098.00                     13720.00                    12941.00
                                                        13308.00                     13963.00                    13077.00
                                                        13475.00                     14147.00                    13188.00
                                                        13401.00                     14056.00                    13191.00
                                                        13455.00                     14111.00                    13254.00
                                                        13476.00                     14138.00                    13298.00
                                                        13372.00                     14040.00                    13285.00
                                                        13529.00                     14205.00                    13388.00
                                                        13630.00                     14323.00                    13476.00
6/30/97                                                 13744.00                     14454.00                    13570.00
                                                        13992.10                     14747.40                    13787.10
                                                        13944.50                     14673.70                    13747.10
                                                        14086.70                     14843.90                    13883.20
                                                        14230.40                     15008.70                    13987.40
                                                        14258.90                     15041.70                    14015.30
                                                        14365.80                     15162.00                    14106.40
                                                        14523.80                     15360.60                    14261.60
                                                        14519.50                     15348.30                    14260.20
                                                        14573.20                     15397.50                    14314.40
                                                        14649.00                     15474.50                    14377.30
                                                        14751.50                     15587.40                    14467.90
6/30/98                                                 14840.00                     15687.20                    14538.80
                                                        14872.70                     15742.10                    14586.80
                                                        15080.90                     15989.20                    14721.00
                                                        15373.50                     16390.60                    14984.50
                                                        15353.50                     16226.70                    14963.50
                                                        15358.10                     16225.00                    14989.00
                                                        15401.10                     16289.90                    15047.40
                                                        15488.90                     16379.50                    15122.70
                                                        15281.30                     16138.70                    14969.90
                                                        15406.70                     16259.80                    15085.20
                                                        15432.80                     16310.20                    15130.40
                                                        15317.10                     16184.60                    15038.20
6/30/99                                                 15297.20                     16195.90                    15036.60
                                                        15283.40                     16181.30                    15026.10
                                                        15286.50                     16194.30                    15032.10
                                                        15424.00                     16344.90                    15156.90
                                                        15448.70                     16387.40                    15191.80
                                                        15467.30                     16407.10                    15223.70
                                                        15433.20                     16352.90                    15213.00
                                                        15385.40                     16292.40                    15161.30
                                                        15506.90                     16426.00                    15270.40
                                                        15683.70                     16596.80                    15414.00
                                                        15633.50                     16558.70                    15392.40
                                                        15644.50                     16585.20                    15404.70
6/30/00                                                 15903.10                     16877.10                    15638.90
                                                        15998.90                     17005.40                    15737.40
                                                        16185.60                     17206.00                    15898.00
                                                        16355.40                     17362.60                    16029.90
                                                        16321.70                     17442.50                    16058.80
                                                        16564.00                     17679.70                    16222.50
                                                        16824.20                     18005.00                    16465.90
                                                        17104.30                     18300.30                    16706.30
                                                        17289.30                     18474.10                    16829.90
                                                        17367.30                     18616.40                    16932.60
                                                        17249.80                     18568.00                    16922.40
                                                        17355.40                     18672.00                    17013.80
6/30/01                                                 17475.10                     18741.00                    17068.20

                                GROWTH OF A $10,000 INVESTMENT                     AVERAGE ANNUAL TOTAL RETURNS
                        -----------------------------------------------            ----------------------------
                                             LEHMAN INT.         LIPPER
                                            GOV'T/CREDIT   SHORT INVST.               ONE          ONE     FIVE
CLASS AND                  WITH   WITHOUT           BOND     GRADE DEBT              YEAR         YEAR    YEARS
INCEPTION DATE             LOAD      LOAD         INDEX#   FUNDS AVG.**            W/LOAD   W/OUT LOAD   W/LOAD
---------------------------------------------------------------------------------------------------------------
CLASS  A -- 11/24/92    $15,259*  $15,899   $     17,730   $     16,017             5.20%*       9.60%    5.18%*
CLASS  B -- 10/25/94        N/A   $14,425   $     16,388   $     14,879             3.69%+       8.69%    4.91%+
CLASS  C -- 4/19/96         N/A   $12,987   $     14,394   $     13,493             7.65%+       8.65%      N/A
CLASS  Y -- 12/1/91         N/A   $17,475   $     18,741   $     17,068               N/A        9.88%      N/A

                         AVERAGE ANNUAL TOTAL RETURNS
                      ---------------------------------------

                            FIVE       SINCE        SINCE
CLASS AND                  YEARS   INCEPTION    INCEPTION
INCEPTION DATE        W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------        ---------------------------------------
CLASS  A -- 11/24/92       6.05%       5.04%*       5.54%
CLASS  B -- 10/25/94       5.24%         N/A        5.64%
CLASS  C -- 4/19/96        5.28%         N/A        5.15%
CLASS  Y -- 12/1/91        6.29%         N/A        6.00%

INTERNATIONAL BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT -- CLASS
           Y
[GRAPHIC IMAGE]

                                                                             SALOMON BROS NON-U.S. $      LIPPER INTERNATIONAL
                                                         CLASS Y                WORLD GOV'T BOND          INCOME FUNDS AVERAGE
                                                         -------             -----------------------      --------------------
10/2/96                                                 10000.00                    10000.00                    10000.00
                                                        10150.00                    10169.00                    10194.00
                                                        10300.00                    10285.00                    10361.00
                                                        10243.00                    10212.00                    10351.00
                                                         9860.00                     9797.00                    10091.00
                                                         9800.00                     9683.00                    10049.00
                                                         9679.00                     9622.00                     9963.00
                                                         9517.00                     9426.00                     9876.00
                                                         9779.00                     9773.00                    10090.00
6/30/97                                                  9910.00                     9894.00                    10254.00
                                                         9728.55                     9635.77                    10142.20
                                                         9718.82                     9679.13                    10153.40
                                                         9959.85                     9914.33                    10412.30
                                                        10121.20                    10136.40                    10484.10
                                                         9859.06                     9876.92                    10376.20
                                                         9744.69                     9777.16                    10349.20
                                                         9806.08                     9843.65                    10405.10
                                                         9960.04                     9982.44                    10534.10
                                                         9826.57                     9817.73                    10485.60
                                                        10011.30                    10033.70                    10641.90
                                                        10052.40                    10017.70                    10670.60
6/30/98                                                 10021.20                     9981.60                    10630.20
                                                        10074.00                     9992.66                    10706.80
                                                        10322.90                    10266.50                    10722.80
                                                        10976.30                    10939.90                    11236.40
                                                        11434.00                    11433.30                    11421.80
                                                        11184.80                    11200.10                    11418.40
                                                        11464.40                    11515.90                    11624.00
                                                        11325.70                    11335.10                    11612.30
                                                        10931.50                    10937.30                    11262.80
                                                        10920.60                    10958.00                    11280.80
                                                        10920.60                    10941.60                    11325.90
                                                        10717.50                    10720.60                    11119.80
6/30/99                                                 10445.30                    10465.40                    10915.20
                                                        10765.90                    10832.80                    11090.90
                                                        10798.20                    10902.10                    11044.40
                                                        10928.90                    11104.90                    11154.80
                                                        10961.70                    11092.70                    11135.80
                                                        10829.00                    10940.70                    10996.60
                                                        10842.00                    10929.80                    11018.60
                                                        10436.50                    10600.80                    10749.80
                                                        10290.40                    10435.40                    10722.90
                                                        10661.90                    10802.70                    10958.80
                                                        10200.20                    10330.60                    10615.80
                                                        10323.70                    10436.00                    10710.30
6/30/00                                                 10503.90                    10716.80                    10924.50
                                                        10267.40                    10428.50                    10777.00
                                                        10098.60                    10263.80                    10646.60
                                                        10064.80                    10231.90                    10631.70
                                                         9862.14                    10016.00                    10464.80
                                                        10053.50                    10212.40                    10680.40
                                                        10458.80                    10641.30                    11133.20
                                                        10436.30                    10593.40                    11188.90
                                                        10413.80                    10542.50                    11159.80
                                                         9974.72                    10118.70                    10924.30
                                                         9974.72                    10114.70                    10887.20
                                                         9828.36                    10061.10                    10817.50
6/30/01                                                  9749.55                     9918.20                    10787.20

                                 GROWTH OF A $10,000 INVESTMENT                       AVERAGE ANNUAL TOTAL RETURNS
                        -------------------------------------------------            ------------------------------
                                           SALOMON BROS.
                                               NON-U.S.$           LIPPER                       ONE             ONE
CLASS &                   WITH   WITHOUT           WORLD    INTERNATIONAL                      YEAR            YEAR
INCEPTION DATE            LOAD      LOAD     GOV'T BOND#   INCOME FUNDS**            AVERAGE W/LOAD      W/OUT LOAD
-------------------------------------------------------------------------------------------------------------------
CLASS  A -- 10/17/96    $9,265*  $ 9,655   $       9,754   $       10,604                   (11.16%)*        (7.43%)
CLASS  B -- 6/9/97      $9,268+  $ 9,440   $      10,454   $       10,684                   (12.72%)+        (8.13%)
CLASS  C -- 6/3/98         N/A   $ 9,427   $       9,938   $       10,187                    (8.25%)+        (7.32%)
CLASS  Y -- 10/2/96        N/A   $ 9,749   $       9,918   $       10,787                       N/A          (7.18%)

                      AVERAGE ANNUAL TOTAL RETURNS
                      -----------------------------

                          SINCE           SINCE
CLASS &               INCEPTION       INCEPTION
INCEPTION DATE           W/LOAD      W/OUT LOAD
--------------        -----------------------------
CLASS  A -- 10/17/96     (1.61%)*        (0.74%)
CLASS  B -- 6/9/97       (1.85%)+        (1.41%)
CLASS  C -- 6/3/98          N/A          (1.90%)
CLASS  Y -- 10/2/96         N/A          (0.53%)

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares.

+ Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collaterized mortgage obligations. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund are as of 11/30/92, 10/31/94, 4/30/96, 11/30/91, respectively. The
  Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm 30 billion and Y2.5 trillion. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the International Bond Fund are as of 10/31/96, 5/31/97, 5/31/98, 9/30/96, respectively.

** The Lipper Short Investment Grade Debt Funds and International Income Funds
   Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Intermediate Bond Fund are as of 11/30/92, 10/31/94, 4/30/96, 11/30/91, respectively.
   Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the International Bond Fund are as of 10/31/96, 5/31/97, 5/31/98, 9/30/96, respectively.

           ---------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                             LEHMAN
                                                                LEHMAN GOV'T BOND      GOV'T/CREDIT BOND      LIPPER U.S. GOV'T
                                              CLASS Y                 INDEX                  INDEX            DEBT FUNDS AVERAGE
                                              -------           -----------------      -----------------      ------------------
7/5/94                                        10000.00               10000.00               10000.00               10000.00
                                              10130.00               10184.00               10199.00               10168.00
                                              10128.00               10186.00               10204.00               10165.00
                                               9978.00               10042.40               10049.00               10009.00
                                               9957.00               10035.40               10038.00                9982.00
                                               9935.00               10017.30               10020.00                9962.00
                                              10002.00               10078.40               10086.00               10034.00
                                              10161.00               10265.90               10280.00               10213.00
2/28/95                                       10385.00               10486.60               10518.00               10442.00
                                              10451.00               10552.70               10589.00               10494.00
                                              10577.00               10690.90               10736.00               10623.00
                                              10991.00               11121.80               11186.00               11033.00
6/30/95                                       11075.00               11207.40               11276.00               11103.00
                                              11035.00               11165.90               11232.00               11048.00
                                              11167.00               11296.60               11376.00               11185.00
                                              11276.00               11405.00               11491.00               11301.00
                                              11430.00               11578.40               11660.00               11462.00
                                              11607.00               11759.00               11852.00               11636.00
                                              11751.00               11926.00               12027.00               11807.00
                                              11795.00               11998.70               12102.00               11860.00
                                              11578.00               11753.90               11845.00               11582.00
                                              11507.00               11656.40               11746.00               11475.00
                                              11444.00               11581.80               11665.00               11385.00
                                              11426.00               11562.10               11645.00               11344.00
6/30/96                                       11582.00               11711.20               11801.00               11477.00
                                              11600.00               11740.50               11829.00               11496.00
                                              11593.00               11714.70               11800.00               11455.00
                                              11783.00               11909.20               12009.00               11650.00
                                              12059.00               12171.20               12290.00               11909.00
                                              12240.00               12382.90               12516.00               12128.00
                                              12119.00               12256.60               12377.00               11987.00
                                              12136.00               12270.10               12391.00               12001.00
                                              12185.00               12287.30               12417.00               12015.00
                                              12042.00               12157.00               12270.00               11860.00
                                              12229.00               12332.10               12449.00               12038.00
                                              12330.00               12438.20               12565.00               12138.00
6/30/97                                       12480.00               12577.50               12716.00               12281.00
                                              12816.80               12934.70               13105.10               12622.40
                                              12695.10               12806.60               12958.30               12487.40
                                              12884.20               12998.70               13161.80               12674.70
                                              13077.50               13223.60               13372.40               12871.10
                                              13081.40               13291.00               13443.20               12923.90
                                              13209.60               13430.60               13584.40               13057.00
                                              13373.40               13632.00               13775.90               13224.10
                                              13352.00               13595.20               13748.40               13192.40
                                              13409.40               13633.30               13791.00               13225.40
                                              13455.00               13694.70               13860.00               13278.30
                                              13615.10               13835.70               14008.30               13408.40
6/30/98                                       13724.10               13993.40               14151.10               13529.70
                                              13710.80               14014.40               14162.40               13543.20
                                              13993.30               14378.80               14438.60               13830.30
                                              14245.20               14767.00               14851.50               14147.00
                                              14088.50               14716.80               14746.10               14035.30
                                              14139.20               14721.20               14834.50               14066.10
                                              14198.60               14753.60               14870.10               14102.70
                                              14263.90               14839.20               14975.70               14173.20
                                              14064.20               14486.00               14619.30               13854.30
                                              14195.00               14542.50               14692.40               13916.70
                                              14210.60               14576.00               14729.10               13950.10
                                              14108.30               14447.70               14577.40               13806.40
6/30/99                                       14047.60               14418.80               14532.20               13724.90
                                              14043.40               14397.20               14491.50               13654.90
                                              13929.60               14397.20               14479.90               13619.40
                                              14098.20               14513.80               14610.30               13770.60
                                              14146.10               14537.00               14648.20               13794.00
                                              14156.00               14516.70               14639.40               13770.60
                                              14073.90               14422.30               14550.20               13678.30
                                              14021.90               14442.50               14545.80               13633.20
                                              14135.40               14647.60               14727.60               13804.90
                                              14398.40               14905.40               14939.70               14017.50
                                              14304.80               14863.60               14866.50               13968.50
                                              14293.30               14872.60               14853.10               13948.90
6/30/00                                       14609.90               15137.30               15156.20               14212.60
                                              14655.90               15284.10               15316.80               14322.00
                                              14854.80               15510.30               15532.80               14536.90
                                              15008.90               15553.80               15591.80               14596.50
                                              15085.60               15703.10               15690.00               14708.90
                                              15453.30               16012.40               15958.30               14982.40
                                              15711.60               16331.10               16272.70               15265.60
                                              15876.90               16496.00               16546.10               15418.30
                                              16070.90               16684.10               16716.50               15570.90
                                              16143.40               16742.50               16793.40               15608.30
                                              16029.70               16571.70               16667.50               15463.10
                                              16125.40               16626.40               16764.10               15517.20
6/30/01                                       16221.40               16702.90               16844.60               15565.40

                              GROWTH OF A $10,000 INVESTMENT
               -------------------------------------------------------------
                                        LEHMAN    LEHMAN INT.    LIPPER U.S.
CLASS AND         WITH   WITHOUT    GOVERNMENT   GOV'T/CREDIT     GOV'T DEBT
INCEPTION DATE    LOAD      LOAD   BOND INDEX#    BOND INDEX#   FUNDS AVG.**
---------------------------------------------------------------------------------------
CLASS  A -- 7/28/94  $15,251*  $15,889   $    16,401   $    16,515    $     15,316
CLASS  B -- 9/6/95   $13,558+  $13,658   $    14,786   $    14,807    $     13,948
CLASS  C -- 8/12/96      N/A   $13,091   $    14,227   $    14,274    $     13,548
CLASS  Y -- 7/5/94       N/A   $16,222   $    16,703   $    16,844    $     15,565

                                         AVERAGE ANNUAL TOTAL RETURNS
                      ------------------------------------------------------------------
                         ONE          ONE     FIVE         FIVE       SINCE        SINCE
CLASS AND               YEAR         YEAR     YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE        W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------        ------------------------------------------------------------------
CLASS  A -- 7/28/94    6.09%*      10.52%    5.81%*       6.69%       6.28%*       6.91%
CLASS  B -- 9/6/95     4.90%+       9.90%    5.61%+       5.92%       5.37%+       5.51%
CLASS  C -- 8/12/96    9.02%+      10.02%      N/A          N/A         N/A        5.67%
CLASS  Y -- 7/5/94       N/A       11.03%      N/A        6.97%         N/A        7.17%

MICHIGAN TAX-FREE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                      1/3 LB MUNI 20/ 1/3      LIPPER MICHIGAN
                                                                 LEHMAN MUNI BOND      LB MUNI 15/ 1/3 LB      MUNI DEBT FUNDS
                                              CLASS Y              20 YR. INDEX             MUNI 10                AVERAGE
                                              -------            ----------------     -------------------      ---------------
1/3/94                                        10000.00               10000.00              10000.00                10000.00
                                              10048.20               10125.80              10127.00                10123.00
2/28/94                                        9751.78                9824.74               9832.30                 9856.00
                                               9269.07                9306.80               9378.71                 9451.00
                                               9344.14                9383.06               9474.06                 9490.00
                                               9413.29                9494.17               9569.12                 9575.00
                                               9350.22                9399.00               9499.90                 9517.00
                                               9527.88                9615.00               9688.32                 9687.00
                                               9555.51                9641.00               9720.29                 9711.00
                                               9394.97                9448.00               9557.31                 9561.00
                                               9230.56                9199.00               9363.61                 9364.00
                                               9057.03                8984.00               9164.79                 9176.00
                                               9230.02                9266.00               9391.16                 9412.00
                                               9506.92                9628.00               9700.13                 9698.00
2/28/95                                        9762.65                9978.00              10015.70                 9975.00
                                               9861.26               10092.00              10140.20                10043.00
                                               9862.24               10090.00              10145.00                10040.00
                                              10173.90               10471.00              10497.00                10343.00
6/30/95                                       10046.70               10310.00              10381.50                10201.00
                                              10115.00               10363.00              10483.60                10265.00
                                              10248.50               10506.00              10632.10                10384.00
                                              10346.90               10589.00              10714.70                10447.00
                                              10500.10               10814.00              10883.70                10626.00
                                              10688.00               11054.00              11077.00                10827.00
                                              10802.40               11209.00              11189.60                10948.00
                                              10872.60               11266.00              11280.70                11004.00
                                              10741.00               11138.00              11198.30                10912.00
                                              10540.20               10960.00              11037.40                10739.00
                                              10484.30               10917.00              10993.60                10695.00
                                              10463.30               10930.00              10984.50                10696.00
6/30/96                                       10600.40               11084.00              11112.60                10804.00
                                              10716.00               11193.00              11223.80                10904.00
                                              10705.30               11176.00              11217.00                10904.00
                                              10877.60               11402.00              11379.70                11052.00
                                              11003.80               11538.00              11523.40                11159.00
                                              11229.40               11779.00              11761.20                11349.00
                                              11157.50               11709.00              11698.80                11301.00
                                              11153.00               11697.00              11724.20                11296.00
                                              11265.70               11822.00              11843.00                11395.00
                                              11073.00               11636.00              11672.50                11251.00
                                              11176.00               11765.00              11783.00                11341.00
                                              11349.20               11977.00              11972.30                11498.00
6/30/97                                       11476.40               12127.00              12114.80                11610.00
                                              11866.50               12534.50              12494.00                11936.20
                                              11696.90               12380.30              12355.30                11801.40
                                              11850.10               12551.10              12516.70                11934.70
                                              11942.50               12642.80              12596.80                12005.10
                                              12017.80               12745.20              12677.80                12073.60
                                              12247.30               12977.10              12893.80                12263.10
                                              12361.20               13122.50              13042.50                12367.40
                                              12332.80               13113.30              13037.70                12366.10
                                              12330.30               13131.60              13044.20                12372.30
                                              12266.20               13064.70              12977.70                12300.50
                                              12484.50               13301.10              13206.50                12494.90
6/30/98                                       12529.50               13361.00              13262.00                12538.60
                                              12567.00               13389.10              13286.80                12558.70
                                              12783.20               13620.70              13518.00                12747.10
                                              12989.00               13812.70              13714.40                12900.00
                                              12911.10               13768.50              13695.70                12852.30
                                              12964.00               13831.90              13747.30                12896.00
                                              12969.20               13862.30              13789.00                12901.10
                                              13158.50               14010.60              13978.80                13041.80
                                              13054.60               13951.80              13879.50                12966.10
                                              13050.70               14000.60              13899.90                12968.70
                                              13083.30               14038.40              13941.10                12996.00
                                              12942.00               13933.10              13837.50                12898.50
6/30/99                                       12684.50               13707.40              13599.00                12699.90
                                              12731.40               13723.90              13651.20                12725.20
                                              12590.10               13502.90              13519.70                12575.10
                                              12581.30               13459.70              13519.70                12544.90
                                              12429.00               13181.10              13332.70                12391.90
                                              12567.00               13377.50              13517.50                12497.20
                                              12455.20               13214.30              13401.30                12376.00
                                              12395.40               13121.80              13328.50                12284.40
                                              12534.20               13372.40              13514.20                12439.20
                                              12860.10               13804.30              13868.70                12707.90
                                              12766.20               13673.20              13771.20                12620.20
                                              12652.60               13565.20              13669.70                12538.10
6/30/00                                       13046.10               14011.50              14083.90                12865.40
                                              13258.70               14252.50              14291.90                13042.90
                                              13486.80               14526.20              14537.20                13236.00
                                              13368.10               14408.50              14447.10                13152.60
                                              13541.90               14607.30              14626.70                13286.80
                                              13644.80               14765.10              14744.70                13375.80
                                              14031.00               15227.20              15148.20                13710.20
                                              14168.40               15304.90              15276.50                13814.40
                                              14196.80               15360.00              15319.80                13872.40
                                              14308.90               15519.70              15461.70                13965.30
                                              14111.50               15293.10              15256.10                13800.50
                                              14273.80               15481.30              15428.00                13944.10
6/30/01                                       14352.30               15611.30              15539.60                14047.20

                                       GROWTH OF A $10,000 INVESTMENT
                     -------------------------------------------------------------------
                                          LEHMAN     1/3 LEHMAN 10 YEAR/
                                            MUNI     1/3 LEHMAN 15 YEAR/       LIPPER MI
CLASS &                 WITH   WITHOUT   20-YEAR     1/3 LEHMAN 20 YEAR/       MUNI DEBT
INCEPTION DATE          LOAD      LOAD    INDEX#        MUNI BOND INDEX#    FUNDS AVG.**
---------------------------------------------------------------------------------------------
CLASS  A -- 2/15/94  $13,586*  $14,147   $15,672       $       15,345       $     14,043
CLASS  B -- 7/5/94       N/A   $14,348   $16,510       $       16,358       $     14,814
CLASS  C -- 10/4/96      N/A   $12,464   $13,750       $       13,656       $     12,719
CLASS  Y -- 1/3/94       N/A   $14,352   $15,611       $       15,539       $     14,047

                                          AVERAGE ANNUAL TOTAL RETURNS
                       ------------------------------------------------------------------

                          ONE          ONE     FIVE         FIVE       SINCE        SINCE
CLASS &                  YEAR         YEAR     YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE         W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------         ------------------------------------------------------------------
CLASS  A -- 2/15/94    5.51%*       9.87%    5.10%*       5.96%       4.24%*       4.82%
CLASS  B -- 7/5/94     3.92%+       8.92%    4.89%+       5.22%         N/A        5.30%
CLASS  C -- 10/4/96    7.82%+       8.82%      N/A          N/A         N/A        4.76%
CLASS  Y -- 1/3/94       N/A       10.02%      N/A        6.25%         N/A        4.94%

           ---------------------------------------------------------------------
 * Reflects the deduction of the maximum sales charge of 4.00% for Class A
   Shares.
 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
 # The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt affiliated by the U.S. Government. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Government Bond Index which better represents the market in which the Fund invests. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the U.S Government Income Fund are as of 7/31/94, 8/31/95, 7/31/96, 6/30/94, respectively. The Lehman Brothers
   20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index are performance benchmarks for the long-term investment grade tax-exempt bond market. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Michigan Tax-Free Bond Fund are as of 1/31/94, 6/30/94, 9/30/96, 12/31/93, respectively.
** The Lipper U.S. Government Debt Funds and Michigan Municipal Debt Funds
   Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the U.S Government Income Fund are as of 7/31/94, 8/31/95, 7/31/96, 6/30/94,
   respectively. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Michigan Tax-Free Bond Fund are as of 1/31/94, 6/30/94, 9/30/96, 12/31/93, respectively.

           ---------------------------------------------------------------------

TAX-FREE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                      1/3 LB MUNI 20/ 1/3
                                                                 LEHMAN MUNI BOND      LB MUNI 15/ 1/3 LB      LIPPER MUNI BOND
                                              CLASS Y              20 YR. INDEX             MUNI 10           DEBT FUNDS AVERAGE
                                              -------            ----------------     -------------------     ------------------
7/21/94                                       10000.00               10000.00              10000.00                10000.00
                                              10070.00               10000.00              10000.00                10000.00
                                              10110.00               10028.00              10033.00                10025.00
                                               9992.00                9827.00               9864.78                 9860.00
                                               9893.00                9568.00               9664.85                 9670.00
                                               9717.00                9344.00               9459.63                 9465.00
                                               9918.00                9637.00               9693.29                 9698.00
                                              10145.00               10014.00              10012.20                 9988.00
2/28/95                                       10408.00               10377.00              10337.90                10282.00
                                              10522.00               10496.00              10466.50                10377.00
                                              10542.00               10494.00              10471.30                10376.00
                                              10852.00               10890.00              10834.70                10697.00
6/30/95                                       10738.00               10723.00              10715.50                10579.00
                                              10824.00               10779.00              10820.90                10646.00
                                              10953.00               10927.00              10974.20                10762.00
                                              11015.00               11013.00              11059.40                10825.00
                                              11162.00               11248.00              11233.80                10991.00
                                              11386.00               11497.00              11433.40                11205.00
                                              11512.00               11658.00              11549.60                11332.00
                                              11577.00               11718.00              11643.60                11389.00
                                              11482.00               11584.00              11558.60                11299.00
                                              11289.00               11399.00              11392.50                11120.00
                                              11204.00               11354.00              11347.30                11070.00
                                              11194.00               11368.00              11337.80                11077.00
6/30/96                                       11317.00               11529.00              11470.10                11178.00
                                              11417.00               11642.00              11584.80                11278.00
                                              11396.00               11623.00              11577.90                11272.00
                                              11529.00               11859.00              11745.80                11433.00
                                              11651.00               12001.00              11894.10                11558.00
                                              11876.00               12251.00              12139.60                11761.00
                                              11786.00               12178.00              12075.20                11712.00
                                              11799.00               12166.00              12101.40                11713.00
                                              11925.00               12296.00              12224.00                11816.00
                                              11699.00               12102.00              12048.00                11665.00
                                              11804.00               12236.00              12162.00                11759.00
                                              12025.00               12457.00              12357.50                11927.00
6/30/97                                       12154.00               12613.00              12504.50                12063.00
                                              12596.50               13036.80              12895.90                12424.90
                                              12389.90               12876.40              12752.80                12278.30
                                              12567.10               13054.10              12919.40                12429.30
                                              12651.30               13149.40              13002.10                12506.40
                                              12722.20               13255.90              13085.70                12577.60
                                              12980.40               13497.20              13308.60                12777.60
                                              13121.90               13648.40              13462.10                12897.70
                                              13073.40               13638.80              13457.20                12890.00
                                              13038.10               13657.90              13463.90                12892.60
                                              12906.40               13588.30              13395.20                12812.60
                                              13187.70               13834.20              13631.40                13020.20
6/30/98                                       13211.50               13896.50              13688.70                13075.50
                                              13228.00               13927.90              13714.20                13093.80
                                              13483.30               14168.80              13952.80                13296.70
                                              13691.00               14368.60              14155.60                13455.00
                                              13629.30               14322.60              14136.30                13403.80
                                              13674.30               14388.50              14189.50                13445.40
                                              13703.00               14420.20              14232.60                13468.20
                                              13910.00               14574.50              14428.50                13619.10
                                              13755.50               14513.30              14326.10                13531.90
                                              13756.90               14564.10              14347.10                13533.30
                                              13780.30               14603.40              14389.60                13564.40
                                              13639.80               14493.90              14282.70                13457.20
6/30/99                                       13354.70               14259.10              14036.60                13223.10
                                              13405.40               14276.20              14090.30                13242.90
                                              13292.80               14046.30              13954.60                13077.40
                                              13286.20               14001.40              13954.60                13042.10
                                              13121.40               13711.50              13761.60                12842.50
                                              13276.30               13915.90              13952.40                12969.70
                                              13178.00               13746.10              13832.40                12838.70
                                              13120.00               13649.90              13757.30                12734.70
                                              13264.40               13910.60              13949.00                12904.10
                                              13599.90               14359.90              14314.90                13197.00
                                              13492.50               14223.50              14214.20                13105.90
                                              13379.20               14111.10              14109.50                13007.60
6/30/00                                       13751.00               14575.40              14537.00                13341.90
                                              13955.80               14826.10              14751.70                13523.40
                                              14177.20               15110.80              15004.90                13731.60
                                              14073.30               14988.40              14911.90                13645.10
                                              14240.20               15195.20              15097.30                13780.20
                                              14334.10               15359.30              15219.10                13862.90
                                              14756.40               15840.10              15635.60                14217.80
                                              14928.80               15920.80              15768.00                14314.40
                                              14947.00               15978.20              15812.60                14371.70
                                              15080.40               16144.30              15959.20                14492.40
                                              14838.30               15908.60              15746.90                14289.50
                                              14992.30               16104.30              15924.30                14446.70
6/30/01                                       15089.90               16239.60              16039.50                14560.80

                                       GROWTH OF A $10,000 INVESTMENT
                     -------------------------------------------------------------------
                                          LEHMAN     1/3 LEHMAN 10 YEAR/
                                            MUNI     1/3 LEHMAN 15 YEAR/          LIPPER
CLASS AND               WITH   WITHOUT   20 YEAR     1/3 LEHMAN 20 YEAR/       MUNI DEBT
INCEPTION DATE          LOAD      LOAD    INDEX#        MUNI BOND INDEX#    FUNDS AVG.**
----------------------------------------------------------------------------------------
CLASS  A -- 10/9/95  $12,890*  $13,430   $14,845       $       14,503       $     13,446
CLASS  B -- 12/6/94      N/A   $14,333   $17,381       $       16,956       $     15,383
CLASS  C -- 7/7/97       N/A   $11,823   $12,455       $       12,827       $     12,070
CLASS  Y -- 7/21/94      N/A   $15,090   $16,239       $       16,039       $     14,560

                                            AVERAGE ANNUAL TOTAL RETURNS
                         ------------------------------------------------------------------

                            ONE          ONE     FIVE         FIVE       SINCE        SINCE
CLASS AND                  YEAR         YEAR     YEAR         YEAR   INCEPTION    INCEPTION
INCEPTION DATE           W/LOAD   W/OUT LOAD   W/LOAD   W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------  ---------------------------------------------------------------------------
CLASS  A -- 10/9/95        4.95%*       9.35%    4.83%*       5.68%       4.53%*       5.29%
CLASS  B -- 12/6/94        3.66%+       8.66%    4.53%+       4.86%         N/A        5.63%
CLASS  C -- 7/7/97         7.73%+       8.73%      N/A          N/A         N/A        4.29%
CLASS  Y -- 7/21/94          N/A        9.74%      N/A        5.92%         N/A        6.10%

TAX-FREE SHORT-INTERMEDIATE BOND FUND
                                CLASS Y SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                               LEHMAN MUTUAL FUND
                                                                             INT.-SHORT MUNI/5-YEAR      LIPPER SHORT-INT. MUNI
                                                         CLASS Y                   G.O. INDEX              DEBT FUNDS AVERAGE
                                                         -------             ----------------------      ----------------------
12/17/92                                                10000.00                    10000.00                    10000.00
                                                        10038.00                    10000.00                    10000.00
                                                        10115.00                    10108.00                    10115.00
2/28/93                                                 10368.00                    10371.80                    10421.00
                                                        10266.00                    10254.60                    10306.00
                                                        10311.00                    10320.30                    10391.00
                                                        10334.00                    10356.40                    10431.00
                                                        10447.00                    10496.20                    10579.00
                                                        10451.00                    10503.50                    10578.00
                                                        10581.00                    10664.20                    10768.00
                                                        10647.00                    10758.10                    10890.00
                                                        10661.00                    10782.80                    10911.00
                                                        10624.00                    10717.10                    10842.00
                                                        10747.00                    10889.60                    11026.00
                                                        10840.00                    10996.30                    11138.00
2/28/94                                                 10642.00                    10792.80                    10903.00
                                                        10402.00                    10538.10                    10599.00
                                                        10488.00                    10615.10                    10654.00
                                                        10548.00                    10672.40                    10737.00
                                                        10505.00                    10658.60                    10701.00
                                                        10609.00                    10790.70                    10838.00
                                                        10657.00                    10839.20                    10882.00
                                                        10572.00                    10756.90                    10771.00
                                                        10476.00                    10671.90                    10650.00
                                                        10339.00                    10559.90                    10494.00
                                                        10494.00                    10684.40                    10661.00
                                                        10664.00                    10849.00                    10874.00
2/28/95                                                 10891.00                    11052.90                    11112.00
                                                        10985.00                    11166.80                    11210.00
                                                        11013.00                    11199.20                    11232.00
                                                        11268.00                    11454.50                    11498.00
6/30/95                                                 11265.00                    11452.20                    11450.00
                                                        11382.00                    11592.00                    11562.00
                                                        11478.00                    11712.50                    11676.00
                                                        11482.00                    11754.70                    11729.00
                                                        11553.00                    11841.60                    11847.00
                                                        11660.00                    11955.30                    11983.00
                                                        11723.00                    12015.10                    12061.00
                                                        11830.00                    12125.60                    12160.00
                                                        11781.00                    12097.80                    12122.00
                                                        11676.00                    12009.40                    11991.00
                                                        11661.00                    11999.80                    11970.00
                                                        11645.00                    11991.50                    11969.00
6/30/96                                                 11709.00                    12075.40                    12042.00
                                                        11795.00                    12164.80                    12151.00
                                                        11791.00                    12174.50                    12152.00
                                                        11879.00                    12273.10                    12259.00
                                                        11967.00                    12387.20                    12377.00
                                                        12124.00                    12559.40                    12562.00
                                                        12094.00                    12535.50                    12526.00
                                                        12125.00                    12584.40                    12555.00
                                                        12215.00                    12673.80                    12647.00
                                                        12058.00                    12801.80                    12515.00
                                                        12101.00                    12865.80                    12582.00
                                                        12251.00                    13009.90                    12735.00
6/30/97                                                 12341.00                    13114.00                    12850.00
                                                        12573.50                    13356.60                    13130.10
                                                        12496.80                    13288.50                    13022.50
                                                        12599.30                    13410.70                    13156.60
                                                        12653.50                    13480.40                    13217.10
                                                        12683.80                    13524.90                    13266.00
                                                        12804.30                    13657.50                    13431.80
                                                        12919.60                    13776.30                    13544.70
                                                        12924.70                    13797.00                    13550.10
                                                        12918.30                    13806.60                    13551.40
                                                        12860.10                    13755.50                    13479.60
                                                        13000.30                    13922.00                    13669.70
6/30/98                                                 13043.20                    13967.90                    13709.90
                                                        13078.40                    14012.60                    13755.20
                                                        13231.40                    14189.20                    13881.70
                                                        13361.10                    14331.10                    14130.20
                                                        13382.50                    14374.10                    14110.40
                                                        13410.60                    14408.50                    14134.40
                                                        13434.70                    14447.50                    14189.50
                                                        13582.50                    14610.70                    14260.50
                                                        13543.10                    14578.60                    14116.40
                                                        13541.80                    14584.40                    14225.10
                                                        13572.90                    14625.20                    14267.80
                                                        13509.10                    14578.40                    14180.80
6/30/99                                                 13356.50                    14425.30                    14179.40
                                                        13429.90                    14509.00                    14241.80
                                                        13420.50                    14503.30                    14223.20
                                                        13455.40                    14555.40                    14257.40
                                                        13436.60                    14524.90                    14227.40
                                                        13491.70                    14610.50                    14295.70
                                                        13455.30                    14572.60                    14267.10
                                                        13449.90                    14565.30                    14244.30
                                                        13478.10                    14622.10                    14295.60
                                                        13584.60                    14764.00                    14408.50
                                                        13557.40                    14740.30                    14386.90
                                                        13538.40                    14728.50                    14365.30
6/30/00                                                 13746.90                    14983.30                    14565.00
                                                        13874.70                    15136.20                    14688.80
                                                        14003.70                    15292.00                    14809.20
                                                        13982.40                    15270.60                    14798.90
                                                        14056.60                    15379.10                    14881.80
                                                        14102.40                    15446.70                    14930.90
                                                        14342.60                    15684.60                    15139.90
                                                        14562.40                    15924.60                    15323.10
                                                        14591.00                    15961.20                    15364.50
                                                        14702.80                    16079.30                    15462.80
                                                        14634.70                    15994.10                    15397.80
                                                        14750.80                    16152.40                    15524.10
6/30/01                                                 14815.30                    16230.00                    15595.50

                             GROWTH OF A $10,000 INVESTMENT                    AVERAGE ANNUAL TOTAL RETURNS
                     ----------------------------------------------            ----------------------------
                                              LEHMAN
                                         MUTUAL FUND         LIPPER
                                         INT. SHORT/   INTERMEDIATE               ONE          ONE     FIVE
CLASS AND               WITH   WITHOUT   5-YEAR G.O.      MUNI DEBT              YEAR         YEAR    YEARS
INCEPTION DATE          LOAD      LOAD        INDEX#   FUNDS AVG.**            W/LOAD   W/OUT LOAD   W/LOAD
-----------------------------------------------------------------------------------------------------------
CLASS  A -- 11/30/92 $13,991*  $14,570   $    16,344   $     15,596             3.20%*       7.51%    3.72%*
CLASS  B -- 5/16/96  $11,985+  $12,085   $    13,440   $     12,951             1.72%+       6.72%    3.43%+
CLASS  C -- 7/8/98       N/A   $11,077   $    11,618   $     11,375             5.78%+       6.78%      N/A
CLASS  Y -- 12/17/92     N/A   $14,816   $    16,230   $     15,596               N/A        7.77%      N/A

                       AVERAGE ANNUAL TOTAL RETURNS
                      -----------------------------------

                            FIVE       SINCE        SINCE
CLASS AND                  YEARS   INCEPTION    INCEPTION
INCEPTION DATE        W/OUT LOAD      W/LOAD   W/OUT LOAD
--------------        -----------------------------------
CLASS  A -- 11/30/92       4.57%       3.99%*       4.48%
CLASS  B -- 5/16/96        3.78%       3.60%+       3.76%
CLASS  C -- 7/8/98           N/A         N/A        3.49%
CLASS  Y -- 12/17/92       4.85%         N/A        4.71%

           ---------------------------------------------------------------------

* Reflects the deduction of the maximum sales charge of 4.00% for Class A
  Shares.

+ Based upon the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.

# The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond Index and 10-year Municipal Bond Index are performance benchmarks for the long-term investment grade tax-exempt bond market. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Tax-Free Bond Fund are as of 9/30/95, 11/30/94, 6/30/97, 7/31/94, respectively. The Lehman
  Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and 10 years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Fund is compared to the Lehman Brothers 5 Year General Obligation Index, a performance benchmark for the short-term investment grade tax-exempt bond market. Index since inception comparative returns for Class A, Class B, Class C and Class Y shares for the Tax-Free Short-Intermediate Fund are as of 11/30/92, 5/31/96, 6/30/98, 12/31/92, respectively.

** The Lipper Municipal Debt Funds and Intermediate Municipal Debt Funds
   Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares of the Tax-Free Bond Fund are as of 9/30/95, 11/30/94, 6/30/97, 7/31/94, respectively. Lipper since inception comparative returns for Class A, Class B, Class C and Class Y shares for the Tax-Free Short-Intermediate Fund are as of 11/30/92, 5/31/96, 6/30/98, 12/31/92, respectively.

                      [This Page Intentionally Left Blank]

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 6.2%
$4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009            $  4,557,022
 5,940,000    Standard Credit Card
                Master Trust,
                Class A,
                Series 1994-2,
                7.250% due
                04/07/2008               6,262,767
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $10,433,794)                    10,819,789
                                      ------------
CORPORATE BONDS AND NOTES -- 61.7%
    DRUGS -- 4.0%
 6,400,000    Eli Lilly and Company,
                8.375% due
                02/07/2005***            6,935,974
                                      ------------
    ELECTRIC/GAS -- 6.2%
 2,600,000    El Paso Energy
                Corporation,
                7.375% due
                12/15/2012               2,553,288
 4,700,000    Puget Sound Energy,
                Inc.,
                7.020% due
                12/01/2027               4,215,646
 3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015               3,971,037
                                      ------------
                                        10,739,971
                                      ------------
    FINANCE -- 22.7%
 5,000,000    Allstate Financial
                Global Funding LLC,
                Series 144A,
                6.500% due
                06/14/2011++             4,936,885
 4,085,000    Axa,
                8.600% due
                12/15/2030               4,487,499

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$2,500,000    Block Financial
                Corporation,
                8.500% due
                04/15/2007            $  2,674,688
 4,500,000    CIT Group, Inc.,
                7.125% due
                10/15/2004               4,663,530
 5,000,000    Citigroup, Inc.,
                5.750% due
                05/10/2006               4,953,610
 4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B,
                8.050% due
                06/15/2027               4,716,413
 2,500,000    General Motors
                Acceptance
                Corporation,
                7.250% due
                03/02/2011               2,529,030
 4,100,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005               4,137,535
 3,075,000    Union Planters
                Corporation,
                7.750% due
                03/01/2011               3,172,674
 3,200,000    Washington Mutual Bank
                FA,
                6.875% due
                06/15/2011               3,184,938
                                      ------------
                                        39,456,802
                                      ------------
    INDUSTRIAL -- 23.3%
 3,895,000    Anheuser-Busch
                Companies,
                9.000% due
                12/01/2009               4,583,274
 4,000,000    AT&T Canada, Inc.,
                144A,
                7.625% due
                03/15/2005++             3,976,140

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL (CONTINUED)
$3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022            $  3,571,267
 3,000,000    Comcast Cable
                Communications,
                7.125% due
                06/15/2013               2,982,795
 2,600,000    Comdisco, Inc.,
                9.500% due
                08/15/2003               2,041,000
 3,500,000    General Electric
                Capital Corporation,
                MTN,
                6.800% due
                11/01/2005               3,656,411
 2,500,000    Kohl's Corporation,
                6.300% due
                03/01/2011               2,415,227
 4,800,000    Marconi Corporation
                Plc,
                8.375% due
                09/15/2030               4,020,130
 2,200,000    Motorola, Inc.,
                6.450% due
                02/01/2011               2,151,598
 3,000,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006               2,588,826
 2,500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003               2,535,247
 2,920,353    United Air Lines,
                Inc.,
                8.030% due
                07/01/2011               3,002,211
 3,100,000    WorldCom, Inc.,
                7.500% due
                05/15/2011               3,018,315
                                      ------------
                                        40,542,441
                                      ------------
    TELECOMMUNICATIONS -- 2.5%
 5,000,000    AT&T Corp. -- Liberty
                Media Group,
                8.250% due
                02/01/2030               4,299,265
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    WHOLE LOAN CMOS -- 3.0%
$5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B,
                7.420% due
                04/25/2028            $  5,201,935
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $109,900,324)                  107,176,388
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 6.4%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000    Series 2132, Class PD,
                6.000% due
                11/15/2027               4,840,400
 2,624,509    Series 1541, Class F,
                6.250% due
                05/15/2019               2,639,364
 1,925,000    Series 1702-A, Class
                PD,
                6.500% due
                04/15/2022               1,965,310
 1,653,506    Federal National
                Mortgage
                Association, Remic
                Trust 1997 G1 Class
                K,
                6.750% due
                02/18/2004               1,689,420
                                      ------------
                                        11,134,494
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 6.1%
              FHLMC:
$  500,000      5.250% due
                02/15/2004            $    503,311
 3,800,000      6.875% due
                09/15/2010               3,991,672
   587,890      Pool #E62394, Gold,
                7.500% due
                09/01/2010                 607,786
 5,457,808      Pool #C46932,
                7.500% due
                01/01/2031               5,571,848
                                      ------------
                                        10,674,617
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.0%
              FNMA:
 4,388,974      Pool #455598,
                5.500% due
                12/01/2028               4,092,751
 1,800,000      7.000% due
                07/15/2005               1,908,121
 1,112,842      Pool #303105,
                11.000% due
                11/01/2020               1,248,785
 1,245,450      Pool #100081,
                11.500% due
                08/01/2016               1,392,180
                                      ------------
                                         8,641,837
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 2.7%
 4,600,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005               4,733,418
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.7%
$1,153,492    GNMA,
                Pool #780584,
                7.000% due
                06/15/2027            $  1,166,272
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $36,017,310)    36,350,638
                                      ------------
U.S. TREASURY OBLIGATIONS -- 8.1%
    U.S. TREASURY BONDS -- 4.5%
 6,433,500    3.875% due 04/15/2029,
                TIPS                     6,887,866
   885,000    6.250% due 05/15/2030        938,515
                                      ------------
                                         7,826,381
                                      ------------
    U.S. TREASURY NOTES -- 3.6%
 4,800,000    5.000% due 02/15/2011      4,657,497
 1,500,000    7.500% due 11/15/2001      1,520,880
                                      ------------
                                         6,178,377
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,655,380)                    14,004,758
                                      ------------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $1,942,000)
 1,942,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $1,942,628 on
                07/02/2001,
                collateralized by
                $2,015,000 U.S.
                Treasury Bond,
                3.500% maturing
                12/13/2001
                (value $1,982,760)       1,942,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $8,813,220)         5.1%     $  8,813,220
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $180,762,028*)    103.1%      179,106,793
OTHER ASSETS AND
  LIABILITIES (NET)        (3.1)       (5,322,406)
                          -----      ------------
NET ASSETS                100.0%     $173,784,387
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $180,840,576.
 ** As of June 30, 2001, the market value of the securities on loan is $8,565,244. Collateral received for securities loaned of $8,813,220 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 4.0% of net assets.

      SECURITY                ACQUISITION DATE    ACQUISITION COST
      ------------------------------------------------------------
      Eli Lilly and Company        2/20/98           $6,758,520
                                  11/20/98              453,008

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation - Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7%
$ 5,000,000    CNH Equipment Trust,
                 Series 2000-B Class
                 A3, 6.880% due
                 03/15/2005           $  5,151,631
  4,755,892    Contimortgage Home
                 Equity Loan,
                 1997 2 Pass thru
                 Certificate Class
                 A9, 7.090% due
                 04/15/2028              4,892,640
  5,000,000    Discover Card Master
                 Trust I, Series
                 1999-2 Class B,
                 6.100% due
                 10/15/2004              5,077,544
  5,000,000    First Security Auto
                 Owner Trust, Series
                 2000-1 Class A3,
                 7.300% due
                 07/15/2004              5,147,917
  5,155,000    Ford Credit Auto
                 Owner Trust,
                 Series 2000-D Class
                 A3, 7.150% due
                 12/15/2003              5,245,789
  6,300,000    GMAC Commercial
                 Mortgage
                 Securities, Inc.,
                 Series 1999-C1
                 Class A2, 6.175%
                 due 05/15/2033          6,189,548
  5,100,000    Public Service New
                 Hampshire Funding
                 LLC,
                 Series 2001-1,
                 Class A2, 5.730%
                 due 11/01/2010          5,057,790
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $36,355,251)                  $ 36,762,859
                                      ------------
CORPORATE BONDS AND NOTES -- 57.3%
    BANKING AND FINANCIAL SERVICES -- 21.1%
$10,000,000    America Express Bank,
                 Ltd., 5.370% due
                 02/10/2004***          10,035,320
  2,570,000    Associates
                 Corporation of
                 North America, MTN,
                 8.250% due
                 10/15/2004              2,761,604
 10,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 6.850% due
                 06/15/2004             10,299,280
 10,000,000    Deutsche Bank
                 Financial, 6.700%
                 due 12/13/2006         10,200,420
  2,400,000    Ford Motor Credit
                 Corporation, 6.500%
                 due 02/15/2006          2,395,334
               General Motors
                 Acceptance
                 Corporation:
  4,900,000      6.625% due
                 10/15/2005              4,952,915
  2,000,000      7.250% due
                 03/02/2011              2,023,224
  4,354,369    Marriott Vacation
                 Club Owner Trust,
                 Series 2000-1A
                 Class B, 7.050% due
                 04/15/2007              4,438,055
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009***           9,492,140
  3,360,000    Swiss Bank
                 Corporation, 7.250%
                 due 09/01/2006          3,523,266

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    BANKING AND FINANCIAL SERVICES (CONTINUED)
$10,000,000    Tiers Fixed Rate
                 Certificates,
                 Series 2001-14,
                 144A, 7.200% due
                 06/15/2004+          $  9,944,900
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004             10,156,760
                                      ------------
                                        80,223,218
                                      ------------
    CORPORATE -- 16.3%
 10,000,000    American General
                 Finance
                 Corporation, MTN,
                 5.910% due
                 06/12/2006              9,858,807
  5,000,000    Citigroup, Inc.,
                 5.750% due
                 05/10/2006              4,953,610
  4,200,000    Ford Motor Credit
                 Company, 6.875% due
                 02/01/2006              4,260,648
  6,500,000    General Electric
                 Capital
                 Corporation, MTN,
                 7.375% due
                 01/19/2010              6,929,806
  8,000,000    Nortel Networks Ltd.,
                 6.125% due
                 02/15/2006              6,903,536
  6,000,000    PHH Corporation, MTN,
                 8.125% due
                 02/03/2003              6,084,594
  5,330,000    SBC Communications,
                 Inc., 6.250% due
                 03/15/2011              5,162,734
 10,000,000    UBS Preferred Funding
                 Trust II, 7.247%
                 due 06/26/2011          9,933,588
  8,000,000    Washington Mutual
                 Bank FA, 6.875% due
                 06/15/2011              7,962,344
                                      ------------
                                        62,049,667
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL -- $11.7%
  4,178,000    Anheuser-Busch
                 Companies, 9.000%
                 due 12/01/2009       $  4,916,282
  2,686,800    Chevron Corporation,
                 Trust Fund, 8.110%
                 due 12/01/2004          2,850,077
  5,230,000    Comdisco, Inc.,
                 9.500% due
                 08/15/2003              4,105,550
 10,000,000    DaimlerChrysler NA
                 Holding
                 Corporation, MTN,
                 6.840% due
                 10/15/2002             10,183,780
 10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003             10,252,000
  5,505,000    Ryder System, Inc.,
                 MTN, 6.910% due
                 06/18/2002              5,567,917
  4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027              4,196,682
  2,470,000    Unilever Capital
                 Corporation, 6.875%
                 due 11/01/2005          2,575,701
                                      ------------
                                        44,647,989
                                      ------------

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    TELECOMMUNICATIONS - FOREIGN -- 4.0%
$ 4,500,000    AT&T Canada, Inc.,
                 144A, 7.625% due
                 03/15/2005+          $  4,473,157
 10,000,000    British
                 Telecommunications
                 Plc, 8.125% due
                 12/15/2010             10,619,300
                                      ------------
                                        15,092,457
                                      ------------
    UTILITY - ELECTRIC -- 4.2%
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,783,535
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,208,320
                                      ------------
                                        15,991,855
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $217,904,047)                  218,005,186
                                      ------------
SHARES
-----------
PREFERRED STOCKS -- 2.0%
  (Cost $7,991,676)
    CORPORATE -- 2.0%
    308,000    AT&T Corporation          7,823,200
                                      ------------
PRINCIPAL
AMOUNT
-----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.7%
    FEDERAL HOME LOAN MORTGAGE
      CORPORATION (FHLMC) -- 5.0%
               FHLMC:
$ 2,032,617      Pool #A00813,
                 9.000% due
                 10/01/2020              2,183,679
  1,230,443      Pool #D88313,
                 8.000% due
                 03/01/2028              1,273,115
    327,748      Pool #E61740,
                 9.000% due
                 04/01/2010                344,673

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE
      CORPORATION (FHLMC) (CONTINUED)
$ 2,001,297      Pool #F70013, Gold,
                 7.000% due
                 12/01/2011           $  2,055,708
  7,850,000      Series 1650 Class
                 1650 J, 6.500% due
                 06/15/2023              7,890,585
  5,000,000      Series 1669 Class
                 G, 6.500% due
                 02/15/2023              5,104,500
                                      ------------
                                        18,852,260
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 9.4%
               FNMA:
  8,000,000      7.000% due
                 07/15/2005              8,480,536
  7,776,927      6.000% due
                 02/01/2013              7,694,258
  8,531,985      6.000% due
                 06/01/2013              8,436,000
  4,545,220      5.819% due
                 12/01/2028              4,636,606
  1,431,099      Pool #070225,
                 7.500% due
                 08/01/2018              1,478,541
  4,996,099      Pool #250550,
                 6.500% due
                 05/01/2026              4,948,299
                                      ------------
                                        35,674,240
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 9.9%
 17,000,000    AID-Israel, 0.010%
                 due 02/15/2004         14,981,573
  8,500,000    Federal Farm Credit
                 Bank, 5.950% due
                 05/18/2005              8,675,210

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY DEBENTURES (CONTINUED)
$ 3,950,000    SallieMae Student
                 Loan Trust, Class
                 A2, 5.232% due
                 01/25/2010+          $  3,905,661
 10,000,000    Tennessee Valley
                 Authority, 6.375%
                 due 06/15/2005         10,290,040
                                      ------------
                                        37,852,484
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.4%
               GNMA:
  1,200,865      Pool #780077,
                 8.000% due
                 03/15/2025              1,259,213
  8,218,254      Pool #781008,
                 6.000% due
                 03/15/2029              7,962,774
                                      ------------
                                         9,221,987
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $99,967,160)                   101,600,971
                                      ------------
U.S. TREASURY OBLIGATIONS -- 3.1%
    U.S. TREASURY BONDS -- 1.1%
  3,600,000    7.500% due
                 11/15/2016,             4,191,527
                                      ------------
    U.S. TREASURY NOTES -- 2.0%
  2,850,000    5.000% due
                 02/15/2011,             2,765,389
  4,500,000    7.000% due
                 07/15/2006,             4,882,212
                                      ------------
                                         7,647,601
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $11,967,570)                    11,839,128
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $25,385,430)        6.7%     $ 25,385,430
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $399,571,134*)    105.5%      401,416,774
OTHER ASSETS AND
  LIABILITIES (NET)        (5.5)      (21,051,500)
                          -----      ------------
NET ASSETS                100.0%     $380,365,274
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $399,571,134.
 ** As of June 30, 2001 the market value of the securities on loan is $24,694,619. Collateral received for securities loaned of $25,385,430 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 5.1% of net assets.

            SECURITY           ACQUISITION DATE    ACQUISITION COST
      -------------------------------------------------------------
      American Express
        Bank Ltd.                   1/16/96           $9,912,500
      SunAmerica
        Institutional              10/19/00            9,175,207

  + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 83.7%
AUSTRIA -- 4.3%
    GOVERNMENT -- 4.3%
JPY           150,000,000    Republic of Austria,
                               4.500% due 09/28/2005                                         $ 1,418,402
                                                                                             -----------
BELGIUM -- 4.6%
    GOVERNMENT -- 4.6%
EUR             1,725,000    Kingdom of Belgium, Series 35,
                               5.750% due 09/28/2010                                           1,497,069
                                                                                             -----------
CANADA -- 3.7%
    GOVERNMENT -- 3.7%
CAD             1,750,000    Government of Canada,
                               7.000% due 12/01/2006                                           1,220,595
                                                                                             -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR               504,563    Republic of Finland,
                               9.500% due 03/15/2004                                             480,960
                                                                                             -----------
FRANCE -- 7.7%
    GOVERNMENT -- 7.7%
                             Government of France:
EUR             1,000,000      5.250% due 04/25/2008                                             861,943
                1,205,102      5.500% due 04/25/2007                                           1,058,069
                  548,816      8.500% due 12/26/2012                                             595,140
                                                                                             -----------
                                                                                               2,515,152
                                                                                             -----------
GERMANY -- 7.6%
    FINANCE -- 3.5%
EUR             1,329,358    Bayerische Vereinsbank New York, Global Bond,
                               4.500% due 06/24/2002                                           1,127,461
    GOVERNMENT -- 4.1%
                1,100,000    Federal Republic of Germany,
                               5.500% due 01/04/2031                                             906,373
                  478,229    Federal Republic of Germany, Series 95,
                               6.500% due 10/14/2005                                             434,629
                                                                                             -----------
                                                                                               2,468,463
                                                                                             -----------
GREECE -- 2.2%
    GOVERNMENT -- 2.2%
EUR               800,000    Republic of Greece,
                               6.000% due 05/19/2010                                             700,991
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
ITALY -- 5.8%
    GOVERNMENT -- 5.8%
                             Government of Italy:
EUR               750,000      6.750% due 02/01/2007                                         $   689,618
                1,291,140      8.500% due 04/01/2004                                           1,203,099
                                                                                             -----------
                                                                                               1,892,717
                                                                                             -----------
JAPAN -- 6.1%
    SUPRANATIONAL -- 6.1%
JPY           230,000,000    Asian Development Bank,
                               5.000% due 02/05/2003                                           1,988,732
                                                                                             -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR             1,000,000    European Investment Bank,
                               5.250% due 04/15/2004                                             866,725
                                                                                             -----------
NETHERLANDS -- 2.9%
    GOVERNMENT -- 2.9%
EUR             1,100,000    Government of Netherlands,
                               5.500% due 07/15/2010                                             950,745
                                                                                             -----------
PORTUGAL -- 3.3%
    GOVERNMENT -- 3.3%
EUR             1,250,000    Republic of Portugal,
                               5.850% due 05/20/2010                                           1,090,176
                                                                                             -----------
SPAIN -- 7.6%
    CORPORATE -- 3.1%
EUR             1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                               5.750% due 09/27/2010                                           1,027,312
    GOVERNMENT -- 4.5%
                1,750,000    Kingdom of Spain,
                               5.150% due 07/30/2009                                           1,470,436
                                                                                             -----------
                                                                                               2,497,748
                                                                                             -----------
SWEDEN -- 3.1%
    GOVERNMENT -- 3.1%
SEK            10,500,000    Government of Sweden, Series 1038,
                               6.500% due 10/25/2006                                           1,024,085
                                                                                             -----------
UNITED STATES -- 20.6%
    FINANCE -- 12.1%
JPY           180,000,000    Citigroup, Inc.,
                               1.275% due 12/28/2004                                           1,480,291
              100,000,000    General Electric Capital Corporation,
                               1.900% due 08/06/2009                                             852,430
              200,000,000    General Electric Financial Assurance,
                               1.600% due 06/20/2011                                           1,610,774

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
    SUPRANATIONAL -- 8.5%
GBP             1,000,000    KFW International Finance,
                               7.625% due 12/30/2003                                         $ 1,462,193
JPY           150,000,000    McDonald's Corporation, Series MTN,
                               2.000% due 03/09/2010                                           1,314,409
                                                                                             -----------
                                                                                               6,720,097
                                                                                             -----------
TOTAL FOREIGN BONDS AND NOTES
    (Cost $31,239,629)                                                                        27,332,657
                                                                                             -----------
GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
GBP               600,000    Federal National Mortgage Association, Global Bond,
                               6.875% due 06/07/2002                                             854,485
DEM             3,700,000    Tennessee Valley Authority, Global Bond,
                               6.375% due 09/18/2006                                           1,693,031
                                                                                             -----------
                                                                                               2,547,516
                                                                                             -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
    (Cost $3,294,195)                                                                          2,547,516
                                                                                             -----------
REPURCHASE AGREEMENT -- 2.5%
    (Cost $822,000)
USD               822,000    Agreement with State Street Bank and Trust Company,
                               3.880% dated 06/29/2001 to be repurchased at $822,266 on
                               07/02/2001, collateralized by $855,000 U.S. Treasury Bill,
                               3.500% maturing 12/13/2001
                               (value $841,320)                                                  822,000
                                                                                             -----------

OTHER INVESTMENTS**
  (Cost $307,440)                                                                   0.9%         307,440
                                                                                  -----      -----------
TOTAL INVESTMENTS
  (Cost $35,663,264*)                                                              94.9%      31,009,613
OTHER ASSETS AND LIABILITIES (NET)                                                  5.1        1,663,972
                                                                                  -----      -----------
NET ASSETS                                                                        100.0%     $32,673,585
                                                                                  =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $35,663,264.
** As of June 30, 2001, the market value of the securities on loan is $285,402.
   Collateral received for securities loaned of the $307,440 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
MTN -- Medium Term Note
SEK -- Swedish Krona
USD -- United States Dollar

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) --
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 7.4%
               GNMA:
$10,100,000      Series 1996-11,
                 Class PD,
                 7.000% due
                 06/20/2025           $ 10,174,880
  6,000,000      Series 1996-9,
                 Class PD,
                 7.000% due
                 01/20/2025              6,114,995
                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $16,247,625)                    16,289,875
                                      ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 77.8%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 46.9%
               FHLMC:
  1,045,662      Pool #A01048, Gold,
                 8.500% due
                 02/01/2020              1,111,565
  3,056,530      Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              3,145,049
    678,346      Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                725,457
  5,800,000      Series 1503, Class
                 PK, 7.000% due
                 03/15/2022              5,894,250
  5,000,000      Series 1531, Class
                 M,
                 6.000% due
                 06/15/2008              4,911,450
  5,000,000      Series 1574, Class
                 G, 6.500% due
                 04/15/2021              5,112,500
  5,000,000      Series 1603, Class
                 J, 6.500% due
                 07/15/2023              4,985,900

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 4,000,000      Series 1610, Class
                 PM,
                 6.250% due
                 04/15/2022           $  4,068,720
  3,850,000      Series 1617, Class
                 C, 6.500% due
                 02/15/2023              3,870,443
 11,585,000      Series 1633, Class
                 PL, 6.500% due
                 03/15/2023             11,642,925
  5,000,000      Series 1638, Class
                 H, 6.500% due
                 12/15/2023              4,852,450
  8,000,000      Series 1676, Class
                 H, 6.500% due
                 10/15/2022              8,170,240
  8,635,000      Series 1702A, Class
                 PD,
                 6.500% due
                 04/15/2022              8,815,817
  1,030,000      Series 1706, Class
                 K, 7.000% due
                 03/15/2024              1,026,158
  3,200,000      Series 1722, Class
                 PH, 6.500% due
                 08/15/2022              3,257,459
  2,385,000      Series 1848, Class
                 PE, 7.000% due
                 09/15/2025              2,344,228
  8,943,000      Series 1865, Class
                 PD, 7.000% due
                 12/15/2025              8,968,845
  4,156,000      Series 1866, Class
                 E, 7.000% due
                 01/15/2026              4,243,890
  6,924,107      Series 1870, Class
                 VB, 6.500% due
                 04/15/2007              7,097,210

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 2,360,480      Series 43, Class D,
                 10.000% due
                 06/15/2020           $  2,481,281
  6,846,218      Series T-7, Class
                 A6, 7.030% due
                 08/25/2028              7,064,469
                                      ------------
                                       103,790,306
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--
      30.9%
               FNMA:
  4,500,000      7.000% due
                 07/15/2005              4,770,302
  5,375,000      5.250% due
                 01/15/2009              5,131,593
     37,667      Pool #040305,
                 11.500% due
                 02/01/2014                 42,228
     11,576      Pool #058255,
                 11.500% due
                 11/01/2010                 12,816
     23,087      Pool #081585,
                 11.500% due
                 07/01/2012                 25,800
    761,529      Pool #100081,
                 11.500% due
                 08/01/2016                851,246
     99,064      Pool #210448,
                 11.500% due
                 11/01/2015                111,058
    745,410      Pool #303105,
                 11.000% due
                 11/01/2020                836,468
    118,195      Pool #336457,
                 10.500% due
                 11/01/2020                130,297
  2,950,000      Pool #375618,
                 6.420% due
                 12/01/2007              2,993,328

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 3,589,011      Series 1990-45,
                 Class J,
                 9.500% due
                 05/25/2020           $  3,839,183
  2,000,000      Series 1993-160,
                 Class BC,
                 6.500% due
                 09/25/2022              2,033,680
  5,100,000      Series 1993-163,
                 Class BJ,
                 7.000% due
                 07/25/2006              5,269,869
  3,000,000      Series 1993-198,
                 Class T,
                 6.500% due
                 10/25/2023              2,924,343
  7,500,000      Series 1993-203,
                 Class PL,
                 6.500% due
                 10/25/2023              7,430,550
  1,500,000      Series 1993-208,
                 Class H,
                 6.000% due
                 12/25/2021              1,513,590
 10,319,600      Series 1993-226,
                 Class PN,
                 9.000% due
                 05/25/2022             11,345,059
  2,000,000      Series 1993-83,
                 Class VE,
                 6.600% due
                 12/25/2005              2,002,760
  1,500,000      Series 1994-44,
                 Class H,
                 6.500% due
                 08/25/2022              1,532,340
  1,600,000      Series 1994-60,
                 Class PJ,
                 7.000% due
                 04/25/2024              1,589,648
  7,634,900      Series 1996-28,
                 Class PJ,
                 6.500% due
                 12/25/2024              7,494,036

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 5,150,000      Series 1996-70,
                 Class PJ,
                 6.500% due
                 02/25/2026           $  5,059,161
  1,600,000      Series 1997-13,
                 Class QE,
                 6.500% due
                 04/18/2026              1,598,231
                                      ------------
                                        68,537,586
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $170,358,695)                  172,327,892
                                      ------------
U.S. TREASURY OBLIGATIONS -- 14.3%
    U.S. TREASURY BONDS -- 13.2%
               U.S. Treasury Bonds:
  1,500,000      10.375% due
                 11/15/2012              1,899,258
  3,000,000      7.500% due
                 11/15/2016              3,492,939
  4,000,000      8.125% due
                 08/15/2019              4,979,396
 10,500,000      8.000% due
                 11/15/2021             13,076,605
  5,500,000      6.500% due
                 11/15/2026              5,928,115
                                      ------------
                                        29,376,313
                                      ------------
    U.S. TREASURY NOTES -- 1.1%
  2,385,000    U.S. Treasury Notes,
                 5.500% due
                 05/15/2009              2,405,961
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $31,808,541)                    31,782,274
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $2,448,000)
$ 2,448,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 3.880% dated
                 06/29/2001 to be
                 repurchased at
                 $2,448,792 on
                 07/02/2001,
                 collateralized by
                 $2,540,000 U.S.
                 Treasury Bill,
                 3.500% maturing
                 12/13/2001
                 (value $2,499,360)   $  2,448,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $22,505,042)       10.2%       22,505,042
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $243,367,903*)    110.8%      245,353,083
OTHER ASSETS AND
  LIABILITIES (NET)       (10.8)      (23,972,826)
                          -----      ------------
NET ASSETS                100.0%     $221,380,257
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $243,547,044.
** As of June 30, 2001, the market value of the securities on loan is $21,821,184. Collateral received for securities loaned of $22,505,042 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.3%
    MICHIGAN -- 97.3%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                                AAA          Aaa          $   998,680
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                                AAA          Aaa              669,675
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                                AAA          Aaa            1,085,750
   750,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                                AAA          Aaa              733,238
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                                AAA          NR               521,994
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                                AAA          Aaa              751,620
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                AAA          Aaa            1,140,961
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                                AAA          Aaa              706,006
   375,000    Detroit, Michigan, Water Supply Systems, Revenue,
                Series A,
                5.750% due 07/01/2011                                AAA          Aaa              417,019
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                                AAA          Aaa            1,019,110
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                                AAA          Aaa            1,044,100
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                                AAA          Aaa              752,905
   860,000    Eaton Rapids, Michigan, Public Schools, GO,
                Refunding, (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                                AAA          Aaa              845,853
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                                AAA          Aaa              718,418
              Grand Rapids, Michigan:
   500,000      Building Authority,
                4.550% due 04/01/2010                                AA           Aa3              504,735
   705,000      Building Authority,
                5.000% due 04/01/2016                                AA           Aa3              713,622
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                AAA          Aaa            1,016,660
 1,000,000    Grand Traverse County, Michigan Hospital,
                Munson Healthcare, Series A, Pre-refunded,
                6.250% due 07/01/2022                                AAA          Aaa            1,054,700

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  635,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                                AAA          NR           $   672,617
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                                AAA          Aaa            1,156,023
   610,000    Kalamazoo, Michigan, Building Authority,
                5.250% due 10/01/2017                                AAA          Aaa              634,998
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                                AAA          Aaa            1,094,060
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                AAA          Aaa              741,920
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                                AAA          Aaa              727,845
   515,000    Lansing, Michigan, Water Supply,
                Steam & Electric Utility System, Series A,
                5.500% due 07/01/2009                                AA           Aa3              555,767
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured,)
                5.000% due 05/01/2018                                AAA          Aaa              497,090
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                                AAA          Aaa            1,046,940
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO, (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                                AAA          Aaa            1,044,390
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                                AAA          Aaa              477,770
 1,100,000    Michigan Public Power Agency Revenue,
                (Belle River Project), Series A,
                5.250% due 01/01/2018                                AA-          A1             1,101,727
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                                AA+          Aa1            1,010,160
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                AA+          Aa1              932,000
 1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                                AAA          Aaa            1,379,652
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                                AAA          NR             1,148,580
   715,000      Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                AAA          Aaa              804,296

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
              Michigan State Housing Development Authority:
$  565,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                                AA+          NR           $   592,114
   415,000      Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                                AAA          Aaa              423,321
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                                AAA          Aaa              999,920
 1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                                AA           Aa3            1,060,920
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                                AAA          Aaa            1,092,380
 1,000,000    Milan, Michigan, Area Schools, GO, Series A, (FGIC
                Insured, Q-SBLF),
                5.500% due 05/01/2013                                NR           Aaa            1,064,090
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                                AAA          Aaa              574,505
   700,000    Oakland County Michigan,
                Detroit Country Day School Project,
                4.950% due 10/01/2018                                NR           Aaa              682,416
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              994,180
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                AAA          Aaa              541,555
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                AAA          Aaa            1,096,240
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                AAA          Aaa            1,477,020
   750,000    Rochester Community School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2019                                AAA          Aaa              746,385
 1,000,000    Saint Johns, Michigan, Public Schools District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                                AAA          Aaa            1,081,120
 1,000,000    South Lake, Michigan, Public Schools System, (FGIC
                Insured),
                5.125% due 05/01/2014                                AAA          Aaa            1,043,190
 1,000,000    South Redford, Michigan, School District, GO, (FGIC
                Insured, Q-SBLF),
                5.350% due 05/01/2010                                AAA          Aaa            1,073,740

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded,
                5.600% due 05/01/2010                                AAA          Aaa          $   817,260
   515,000    Walled Lake, Michigan, Consolidate School District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                                AAA          Aaa              528,493
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC
                Insured),
                4.875% due 05/01/2010                                AAA          Aaa              543,548
 1,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                                AAA          Aaa            1,063,020
 1,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.07% due 05/01/2015+                                AAA          Aaa              636,945
   500,000    Willow Run, Michigan, Community Schools, GO, (AMBAC
                Insured, Q-SBLF),
                5.000% due 05/01/2016                                AAA          Aaa              501,344
                                                                                               -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $46,931,832)                                                                            48,354,587
                                                                                               -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 1.9%
  (Cost $928,866)
   928,866    Valiant Tax Exempt Fund                                                              928,866
                                                                                               -----------

TOTAL INVESTMENTS
  (Cost $47,860,697*)                                                            99.2%          49,283,453
OTHER ASSETS AND LIABILITIES (NET)                                                0.8              413,588
                                                                                -----          -----------
NET ASSETS                                                                      100.0%         $49,697,041
                                                                                =====          ===========

------------
* Aggregate cost for Federal tax purposes is $47,860,697.
+ Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative Minimum Tax
FGIC -- Federal Guaranty Insurance Corporation
FSA -- Financial Security Assurance
GO -- General Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.8%
    ARIZONA -- 3.6%
$2,000,000   Maricopa County, Arizona, Community College
               District, Project 1994, Series C,
               4.000% due 07/01/2013                               AA           Aaa          $  1,870,280
 1,600,000   Phoenix, Arizona, Water Systems Revenue, ETM,
               8.000% due 06/01/2003                               AAA          Aaa             1,741,745
 1,000,000   Tempe, Arizona, High School District Number 213,
               (FGIC Insured),
               4.500% due 07/01/2010                               AAA          Aaa             1,012,780
                                                                                             ------------
                                                                                                4,624,805
                                                                                             ------------
    FLORIDA -- 3.4%
 2,000,000   Dade County, Florida, GO, (FGIC Insured),
               12.000% due 10/01/2001                              AAA          Aaa             2,043,400
 2,000,000   Florida State, Board of Education,
               Administrative Capital Revenue,
               8.400% due 06/01/2007                               AA+          Aa2             2,378,000
                                                                                             ------------
                                                                                                4,421,400
                                                                                             ------------
    GEORGIA -- 5.8%
 2,000,000   Atlanta, Georgia, Water & Sewer Revenue, (FGIC
               Insured),
               5.250% due 01/01/2027                               AAA          Aaa             2,146,380
             Georgia State, GO:
 2,500,000     7.400% due 08/01/2007                               AAA          Aaa             2,953,950
 2,000,000     Series B,
               6.250% due 03/01/2011                               AAA          Aaa             2,280,800
                                                                                             ------------
                                                                                                7,381,130
                                                                                             ------------
    HAWAII -- 2.7%
 2,000,000   Honolulu, Hawaii, GO,
               7.350% due 07/01/2008                               AA-          Aa3             2,374,300
 1,095,000   Kauai County, Hawaii, GO, Series A,
               4.000% due 08/01/2007                               AAA          Aaa             1,093,018
                                                                                             ------------
                                                                                                3,467,318
                                                                                             ------------
    ILLINOIS -- 10.8%
   935,000   Addison, Illinois, Single-family Mortgage Revenue,
               ETM,
               7.500% due 04/01/2011                               AAA          NR              1,083,244
 2,500,000   Chicago, Illinois, Wastewater Transmission
               Revenue, (FGIC Insured),
               5.375% due 01/01/2013                               AAA          Aaa             2,640,800
 2,500,000   Du Page County, Illinois, Stormwater Project,
               5.600% due 01/01/2021                               AAA          Aaa             2,672,575
 2,000,000   Illinois State, GO, (MBIA Insured),
               5.500% due 04/01/2025                               AAA          Aaa             2,029,200

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,500,000   Illinois State, Sales Tax Revenue, Series Y,
               5.250% due 06/15/2009                               AAA          Aa2          $  2,653,475
 1,700,000   Metropolitan Pier & Exposition Authority,
               Illinois, McCormick Place Expansion Project,
               (FGIC Insured),
               5.500% due 12/15/2024                               AAA          Aaa             1,719,380
 1,000,000   Regional Transport Authority, Illinois, (FGIC
               Insured),
               6.000% due 06/01/2015                               AAA          Aaa             1,115,110
                                                                                             ------------
                                                                                               13,913,784
                                                                                             ------------
    KANSAS -- 1.2%
 2,000,000   Sedgwick County, Kansas, Unified School District,
               GO,
               3.500% due 09/01/2019                               AA           Aa3             1,582,920
                                                                                             ------------
    LOUISIANA -- 0.9%
 1,100,000   Shreveport, Louisiana, Refunding,
               5.000% due 02/01/2013                               AAA          Aaa             1,130,756
                                                                                             ------------
    MARYLAND -- 1.7%
 2,000,000   Baltimore, Maryland, Series A, (FGIC Insured),
               5.900% due 07/01/2010                               AAA          Aaa             2,241,900
                                                                                             ------------
    MASSACHUSETTS -- 2.6%
 1,150,000   Massachusetts State, Series C,
               5.250% due 08/01/2010                               AA-          Aa3             1,220,161
 2,000,000   Massachusetts State, Grant Anticipation Notes,
               Series A, 5.250% due 12/15/2012                     NR           Aa3             2,113,940
                                                                                             ------------
                                                                                                3,334,101
                                                                                             ------------
    MICHIGAN -- 26.4%
 1,200,000   Avondale, Michigan, School District, GO,
               Refunding, (AMBAC Insured, Q-SBLF),
               4.750% due 05/01/2022                               AAA          Aaa             1,111,500
 1,500,000   Birmingham, Michigan City School District,
               5.000% due 11/01/2018                               AA+          Aa2             1,472,430
   840,000   Caledonia, Michigan, Community Schools, GO,
               (Q-SBLF),
               5.750% due 05/01/2014                               AAA          Aaa               899,480
 2,175,000   Chippewa Valley, Michigan, School District, GO,
               School Building & Site Development, Series I,
               (Q-SBLF),
               4.000% due 05/01/2008                               AAA          Aaa             2,150,423
 1,500,000   Detroit, Michigan, City School District, GO,
               Series C, (FGIC Insured),
               5.250% due 05/01/2011                               AAA          Aaa             1,600,065
 1,000,000   East Lansing, Michigan, School District, GO,
               School Building & Site Development, (Q-SBLF),
               5.625% due 05/01/2030                               AAA          Aaa             1,030,580

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,275,000   Grand Rapids, Michigan, Building Authority, GO,
               (AMBAC Insured),
               5.750% due 08/01/2014                               AAA          Aaa          $  1,380,137
 2,000,000   Grand Valley, Michigan State University Revenue,
               (FGIC Insured),
               5.500% due 02/01/2018                               AAA          NR              2,118,480
 1,625,000   Jenison, Michigan, Public Schools, Pre-refunded,
               5.250% due 05/01/2015                               AAA          Aaa             1,706,201
 1,000,000   Kent County, Michigan, Building Authority, GO,
               4.875% due 06/01/2016                               AAA          Aaa               988,790
 5,000,000   Michigan State Environmental Protection Program,
               GO,
               6.250% due 11/01/2012                               AAA          Aaa             5,748,550
 1,000,000   Michigan State Hospital Finance Authority Revenue,
               Saint John Hospital & Medical Center, Series A,
               6.000% due 05/15/2010                               AAA          Aaa             1,124,890
 1,000,000   Michigan State Housing Development Rental Revenue,
               Series C, AMT, (MBIA Insured),
               5.050% due 10/01/2015                               AAA          Aaa               999,920
 2,250,000   Michigan State, Hospital Finance Authority
               Revenue, Henry Ford Health System, (AMBAC
               Insured),
               6.000% due 09/01/2011                               AAA          Aaa             2,521,687
 2,500,000   Rochester Community School District, Michigan, GO,
               (MBIA Insured),
               5.000% due 05/01/2019                               AAA          Aaa             2,487,950
 1,500,000   South Lake, Michigan, Public Schools System, (FGIC
               Insured),
               5.125% due 05/01/2014                               AAA          Aaa             1,564,785
   500,000   Walled Lake, Michigan, Consolidated School
               District, GO, (Q-SBLF),
               5.750% due 05/01/2014                               AAA          Aaa               535,405
 2,500,000   Waverly, Michigan, Community School District, GO,
               (FGIC Insured),
               5.250% due 05/01/2017                               AAA          Aaa             2,530,150
 2,000,000   West Ottawa, Michigan, Public School District, GO,
               Capital Appreciation, Pre-refunded, (MBIA
               Insured),
               4.07% due 05/01/2015+                               AAA          Aaa               849,260
 1,000,000   Western Michigan University Revenues,
               Pre-refunded,
               6.125% due 11/15/2022                               AAA          Aaa             1,062,340
                                                                                             ------------
                                                                                               33,883,023
                                                                                             ------------
    MINNESOTA -- 2.1%
 2,500,000   University of Minnesota, Series A,
               5.500% due 07/01/2021                               AA           Aa2             2,634,175
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEVADA -- 3.0%
             Nevada State:
$1,000,000     Refunding,
               6.000% due 05/15/2010                               AA           Aa2          $  1,114,270
 2,500,000     Refunding Series A1,
               6.000% due 05/15/2009                               AA           Aa2             2,775,925
                                                                                             ------------
                                                                                                3,890,195
                                                                                             ------------
    NEW MEXICO -- 1.9%
 1,000,000   Bernalillo County, New Mexico, Gross Receipts,
               5.750% due 10/01/2017                               AA           Aa3             1,089,570
 1,350,000   New Mexico State, GO, Capital Projects,
               4.000% due 03/01/2005                               AA+          Aa1             1,363,676
                                                                                             ------------
                                                                                                2,453,246
                                                                                             ------------
    NORTH CAROLINA -- 3.3%
 1,500,000   Mecklenburg County, North Carolina, GO,
               Public Improvement, Series D,
               4.750% due 04/01/2007                               AAA          Aaa             1,563,030
 2,500,000   North Carolina, Municipal Power Agency, Catawba
               Electric Revenue, (AMBAC Insured), ETM,
               5.500% due 01/01/2013                               AAA          Aaa             2,682,825
                                                                                             ------------
                                                                                                4,245,855
                                                                                             ------------
    OHIO -- 3.7%
 2,500,000   Columbus, Ohio, Series 2,
               5.000% due 06/15/2015                               AAA          Aaa             2,519,650
 2,000,000   Ohio State, GO,
               6.650% due 09/01/2009                               AA+          Aa1             2,272,680
                                                                                             ------------
                                                                                                4,792,330
                                                                                             ------------
    OKLAHOMA -- 2.0%
   870,000   Blackwell, Oklahoma, Hospital and Trust Authority,
               First Mortgage Revenue,
               (Blackwell Regional Hospital), ETM,
               8.350% due 05/01/2009                               AAA          NR              1,021,206
 1,500,000   Tulsa, Oklahoma, GO,
               4.250% due 03/01/2009                               AA           Aa2             1,489,335
                                                                                             ------------
                                                                                                2,510,541
                                                                                             ------------
    OREGON -- 0.8%
 1,025,000   Tualatin Hills, Oregon, Park and Recreational
               District, GO, (FGIC Insured),
               4.600% due 03/01/2011                               AAA          Aaa             1,038,848
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    RHODE ISLAND -- 0.9%
$1,000,000   Rhode Island Depositors Economic Protection, ETM,
               5.800% due 08/01/2012                               AAA          Aaa          $  1,106,500
                                                                                             ------------
    SOUTH CAROLINA -- 2.8%
 3,000,000   South Carolina State, Go, Capital Improvement
               Bonds, Series A,
               3.500% due 01/01/2015                               AAA          Aaa             2,577,180
 1,000,000   South Carolina State, State Institution, GO,
               Series A,
               5.400% due 03/01/2019                               AAA          Aaa             1,028,250
                                                                                             ------------
                                                                                                3,605,430
                                                                                             ------------
    TENNESSEE -- 2.0%
 1,475,000   Johnson City, Tennessee, Water & Sewer, (FGIC
               Insured),
               4.750% due 06/01/2013                               AAA          Aaa             1,482,434
 1,000,000   Williamson County, Tennessee, Refunding, GO,
               5.500% due 09/01/2014                               NR           Aa1             1,076,520
                                                                                             ------------
                                                                                                2,558,954
                                                                                             ------------
    TEXAS -- 12.2%
 1,140,000   Galena Park, Texas, Independent School District,
               GO, (PSFG),
               6.625% due 08/15/2015                               NR           Aaa             1,282,523
 4,000,000   Houston, Texas, Airport Systems Revenue, ETM,
               9.500% due 07/01/2010                               AAA          Aaa             5,066,120
 2,750,000   Houston, Texas, Water & Sewer Systems Revenue,
               Series A, Pre-refunded,
               6.200% due 12/01/2023                               AAA          Aaa             3,037,595
             San Antonio, Texas, Electric & Gas Revenue:
   995,000     Series A,
               5.000% due 02/01/2012                               AA           Aa1             1,030,123
     5,000     Series A, ETM,
               5.000% due 02/01/2012                               AA           Aa1                 5,183
 2,000,000   Spring, Texas, Independent School District
               Authority, GO, (PSFG),
               6.875% due 08/15/2009                               AAA          Aaa             2,308,720
 2,000,000   Texas State, Refunding Water Financial Assistance,
               Series C,
               5.000% due 08/01/2018                               AA           Aa1             1,959,160
 1,000,000   University Texas Permanent University Fund,
               4.750% due 07/01/2018                               AAA          Aaa               950,550
                                                                                             ------------
                                                                                               15,639,974
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    UTAH -- 1.7%
$2,000,000   Utah State, Building Ownership Authority,
               Refunding State Facilities Master Lease Program,
               Series C,
               5.500% due 05/15/2009                               AAA          Aaa          $  2,143,620
    WASHINGTON -- 1.5%
 1,000,000   King County, Washington, Series B, (MBIA Insured),
               4.750% due 01/01/2020                               AAA          Aaa               934,420
 1,000,000   Vancouver, Washington, Water & Sewer Revenue,
               (MBIA Insured),
               4.250% due 06/01/2009                               AAA          Aaa               986,160
                                                                                             ------------
                                                                                                1,920,580
                                                                                             ------------
    WISCONSIN -- 0.8%
 1,000,000   Wisconsin State, Transportation Revenue, Series A,
               5.500% due 07/01/2011                               AA-          Aa3             1,081,000
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $121,175,490)                                                                         125,602,385
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 2.2%
  (Cost $2,777,853)
 2,777,853   Valiant Fund Tax Exempt Money Market                                               2,777,853
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $123,953,343*)                                                        100.0%          128,380,238
OTHER ASSETS AND LIABILITIES (NET)                                              0.0#               58,611
                                                                              -----          ------------
NET ASSETS                                                                    100.0%         $128,438,849
                                                                              =====          ============

------------
* Aggregate cost for Federal tax purposes is $123,953,706.
+ Rate represents annualized yield at date of purchase.
# Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative Minimum Tax
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
GO -- General Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 2.0%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                               AA           Aa3          $  3,678,185
                                                                                              ------------
    ARIZONA -- 2.6%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                               AA+          Aa1             1,982,637
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                               AAA          Aaa             2,697,900
                                                                                              ------------
                                                                                                 4,680,537
                                                                                              ------------
    DELAWARE -- 2.0%
              Delaware State, GO:
 1,000,000      Series A, 4.250% due 03/01/2009                     AAA          Aaa               998,700
 2,500,000      Series A, 5.000% due 01/01/2007                     AAA          Aaa             2,626,525
                                                                                              ------------
                                                                                                 3,625,225
                                                                                              ------------
    FLORIDA -- 3.9%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured),
                6.000% due 07/15/2005                               AAA          Aaa             3,255,720
 3,650,000    Jacksonville, Florida, Electric Authority Revenue,
                St. John's River Power Park System, Series 10,
                6.500% due 10/01/2003                               AA           Aa2             3,885,826
                                                                                              ------------
                                                                                                 7,141,546
                                                                                              ------------
    HAWAII -- 2.5%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                               A+           Aa3             3,122,760
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                               AAA          Aaa             1,392,698
                                                                                              ------------
                                                                                                 4,515,458
                                                                                              ------------
    ILLINOIS -- 11.9%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation,
                Pre-refunded, (AMBAC Insured),
                0.010% due 07/01/2016                               AAA          Aaa               854,900
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                               AA           Aa1             4,724,505
 1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                               AAA          Aaa             1,011,580
 2,500,000    Du Page County, Illinois, First Presv District,
                GO,
                4.750% due 10/01/2010                               AAA          Aaa             2,550,450

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$6,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                               AA+          Aa1          $  6,264,360
 2,000,000    Illinois Health Facilities Authority Revenue,
                Pre-refunded,
                5.500% due 05/15/2023                               AAA          Aaa             2,121,960
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                               AAA          Aa2             4,250,600
                                                                                              ------------
                                                                                                21,778,355
                                                                                              ------------
    INDIANA -- 1.1%
 1,900,000    IPS School Building Corporation, First Mortgage,
                6.050% due 01/15/2014                               AAA          NR              2,073,964
                                                                                              ------------
    MAINE -- 1.2%
 2,000,000    Maine State, GO,
                5.750% due 06/15/2008                               AA+          Aa2             2,195,120
                                                                                              ------------
    MARYLAND -- 6.1%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                               AAA          Aaa             3,203,130
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                               AAA          Aaa             2,400,967
 5,000,000    Prince George's County, Maryland,
                Consolidated Public Improvement, GO,
                (MBIA Insured),
                6.250% due 01/01/2005                               AAA          Aaa             5,437,600
                                                                                              ------------
                                                                                                11,041,697
                                                                                              ------------
    MASSACHUSETTS -- 0.9%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                               AA-          Aa3             1,596,330
                                                                                              ------------
    MICHIGAN -- 32.1%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                               AA           Aa2             1,299,689
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             1,207,524
 1,425,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                               AAA          Aaa             1,393,151
 3,075,000    Clarkston, Michigan, Community Schools, Refunding,
                GO, (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                               AAA          Aaa             3,116,113

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                               AAA          Aaa          $  2,121,620
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa             1,024,360
 3,075,000    Goodrich, Michigan, Area School District, (AMBAC
                Insured), Pre-refunded,
                5.875% due 05/01/2024                               AAA          Aaa             3,378,533
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                               AA           Aa3             1,144,566
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                               AAA          Aaa             1,129,820
 2,000,000    Livonia, Michigan, Public Schools, (FGIC Insured),
                Series II, Pre-refunded,
                6.300% due 05/01/2022                               AAA          Aaa             2,098,540
              Michigan State, Building Authority Revenue, Series
                I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                               AAA          Aaa             2,747,025
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                               AAA          Aaa             2,663,950
 2,500,000      (AMBAC Insured),
                6.500% due 10/01/2004                               AA+          Aa2             2,726,800
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                               AAA          Aaa             1,477,869
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                               AAA          Aaa             1,139,764
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                               AA-          Aa3             2,710,775
 3,000,000      Series A,
                5.625% due 10/01/2003                               AA-          Aa3             3,147,840
 3,500,000    Michigan State, Underground Storage Tank Financial
                Assurance Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                               AAA          Aaa             3,822,105
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                               NR           Aaa             1,855,278
 2,000,000    Redford, Michigan, Union School District, (FGIC
                Insured), Pre-refunded,
                5.950% due 05/01/2015                               AAA          Aaa             2,209,980

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF),
                4.500% due 05/01/2004                               AAA          Aa1          $  2,401,004
 1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                               AAA          Aaa             1,418,045
 3,900,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             4,002,180
 1,510,000    Wayne County, Michigan Transportation Fund Series
                A,
                5.000% due 10/01/2007                               AA           Aa3             1,588,112
 5,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa             5,315,100
 3,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.07% due 05/01/2015+                               AAA          Aaa             1,486,205
                                                                                              ------------
                                                                                                58,625,948
                                                                                              ------------
    NEBRASKA -- 1.1%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                               AAA          Aaa             1,019,630
 1,000,000      4.500% due 12/01/2010                               AAA          Aaa             1,013,280
                                                                                              ------------
                                                                                                 2,032,910
                                                                                              ------------
    NEW HAMPSHIRE -- 0.9%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                               AA+          Aa2             1,551,585
                                                                                              ------------
    OHIO -- 0.9%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                               AAA          Aaa             1,571,745
                                                                                              ------------
    OKLAHOMA -- 1.7%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                               AAA          Aaa             3,153,930
                                                                                              ------------
    OREGON -- 1.2%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                               AAA          Aaa             2,164,420
                                                                                              ------------
    PENNSYLVANIA -- 1.2%
 2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                               AA           Aa2             2,125,820
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE -- 3.3%
$1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                               AA           Aa2          $  1,056,460
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                               AAA          Aaa             2,020,540
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                               AA+          Aa1             2,965,226
                                                                                              ------------
                                                                                                 6,042,226
                                                                                              ------------
    TEXAS -- 13.2%
 1,700,000    Austin, Texas, Independent School District,
                Refunding, GO, (PSFG),
                4.100% due 08/01/2008                               AAA          Aaa             1,684,445
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                               AAA          Aaa             2,963,785
 5,070,000    Dallas, Texas, Waterworks and Sewer Authority
                Revenue,
                7.750% due 04/01/2003                               AA+          Aa2             5,453,191
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                               AA           Aa3             1,783,076
              Texas State, GO:
 2,500,000      Series A, ETM,
                6.100% due 08/01/2001                               AAA          Aaa             2,506,000
 2,000,000      Series B,
                5.000% due 10/01/2003                               AA           Aa1             2,074,460
 2,400,000      Series A, Pre-refunded, Public Finance
                Authority,
                5.900% due 10/01/2012                               AA           Aa1             2,590,464
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                               AAA          Aa1             1,704,641
 3,250,000    University of Texas, Permanent University Funding,
                (PSFG),
                5.000% due 07/01/2004                               AAA          Aaa             3,388,125
                                                                                              ------------
                                                                                                24,148,187
                                                                                              ------------
    VIRGINIA -- 2.1%
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                               AA           Aa2             2,642,300
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                               AA+          Aa1             1,218,557
                                                                                              ------------
                                                                                                 3,860,857
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON -- 1.7%
$3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                               AA+          Aa1          $  3,140,281
                                                                                              ------------
    WISCONSIN -- 4.1%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA),
                5.000% due 04/01/2008                               NR           Aaa             1,045,820
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                               AA           Aa2             1,578,540
 2,000,000      6.000% due 05/01/2003                               AA           Aa2             2,096,800
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                               AA+          Aa2             2,790,401
                                                                                              ------------
                                                                                                 7,511,561
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $172,964,712)                                                                          178,255,887
                                                                                              ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.4%
  (Cost $666,445)
   666,445    Valiant Fund Tax Exempt Money Market                                                 666,445
                                                                                              ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $1,543,000)
$1,543,000    Agreement with State Street Bank and Trust
                Company, 3.880% dated 06/29/2001, to be
                repurchased at $1,543,499 on 07/02/2001,
                collateralized by $1,515,000 U.S. Treasury Note,
                6.500% maturing 02/28/2002
                (value $1,574,358)                                                               1,543,000
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $175,174,157*)                                           98.9%              180,465,332
OTHER ASSETS AND LIABILITIES (NET)                                1.1                 2,040,535
                                                                -----              ------------
NET ASSETS                                                      100.0%             $182,505,867
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes is $175,174,157.
+ Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT -- Alternative Minimum Tax
ETM -- Escrowed to Maturity
FGIC -- Federal Guaranty Insurance Corporation
FSA -- Financial Security Insurance
GO -- General Obligation Bonds
MBIA -- Municipal Bond Investors Assurance
PSFG -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                            RATING (UNAUDITED)
PRINCIPAL                                                -------------------------
AMOUNT                                                     S&P            MOODY'S                 VALUE
-------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 7.5%
$ 25,000,000    Canadian Imperial Commerce Bank
                  3.840% due 06/21/2002                  A1+/AA-           P1/Aa3        $   24,997,627
                Deutsche Bank AG:
  25,000,000      4.540% due 03/21/2002+                  A1+/AA           P1/Aa3            25,000,000
  13,000,000      6.720% due 10/10/2001                   A1+/AA           P1/Aa3            12,998,976
  25,000,000    UBS AG
                  6.890% due 08/20/2001+                 A1+/AA+           P1/Aaa            24,999,027
                                                                                         --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $87,995,630)                                                                         87,995,630
                                                                                         --------------
COMMERCIAL PAPER -- 62.7%
  50,000,000    Asset Securitization Cooperative
                  Corporation
                  3.780% due 08/23/2001                  A-1+/NR           P1/NR             49,721,750
  50,000,000    Bear Stearns Companies, Inc.
                  3.580% due 09/26/2001                   A1+/A            P1/A2             49,567,417
  30,000,000    Corporate Receivables Corporation
                  3.900% due 08/02/2001+                  A1+/NR           P1/NR             29,896,000
  25,000,000    Ford Motor Credit Company
                  4.600% due 07/05/2001                    A1/A            P1/A2             24,987,222
  50,000,000    General Electric Capital Corporation
                  3.630% due 09/14/2001                  A1+/AAA           P1/Aaa            49,621,875
  35,000,000    Golden Funding Corporation
                  4.000% due 07/24/2001                   A1/NR            P1/NR             34,910,555
  30,000,000    International Nederlanden U.S.
                  Funding
                  3.960% due 11/13/2001                  AA-/A-1+          NR/P-1            29,554,500
  50,000,000    Koch Industries, Inc.
                  4.120% due 07/02/2001+                 A1+/AA+           P1/NR             49,994,278
                Lexington Parker Capital Corporation:
  25,000,000      4.780% due 08/31/2001++                 A1/NR            NR/NR             24,797,514
  25,000,000      5.210% due 07/25/2001++                 A1/NR            NR/NR             24,913,166
  50,000,000    Marsh USA, Inc.
                  4.650% due 07/05/2001                  NR/A-1+           NR/P-1            49,974,167
  50,000,000    Moat Funding LLC
                  3.910% due 07/20/2001+                  A1+/NR           P1/NR             49,896,819
  50,000,000    New Center Asset Trust
                  4.130% due 07/02/2001                   A1+/NR           P1/NR             49,994,264
  51,000,000    Park Avenue Receivables Corporation
                  3.680% due 07/23/2001                   A1/NR            P1/NR             50,885,307
  50,000,000    Philip Morris Companies, Inc.
                  4.660% due 07/20/2001                    A1/A            P1/A2             49,877,028
                Sigma Finance, Inc.:
  25,000,000      4.600% due 09/06/2001                  A1+/AAA           P1/Aaa            24,785,972
  25,000,000      5.210% due 07/19/2001                  A1+/AAA           P1/Aaa            24,934,875

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                            RATING (UNAUDITED)
PRINCIPAL                                                -------------------------
AMOUNT                                                     S&P            MOODY'S                 VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 40,000,000    Sony Capital Corporation
                  3.950% due 07/27/2001                   A+/A-1          Aa3/P-1        $   39,885,889
  25,000,000    UBS Finance, Inc.
                  4.140% due 07/02/2001                   A1+/NR           P1/Aa1            24,997,125
                                                                                         --------------
TOTAL COMMERCIAL PAPER
  (Cost $733,195,723)                                                                       733,195,723
                                                                                         --------------
CORPORATE BONDS AND NOTES -- 21.3%
  25,000,000    Allstate Funding Agreement
                  4.130% due 05/15/2002++                 NR/AA+           NR/Aa2            25,000,000
  35,000,000    American Express Centurion Bank
                  3.970% due 11/13/2001++                 A+/NR            Aa3/NR            35,000,000
  50,000,000    AT&T Corporation
                  4.130% due 08/06/2001                  A1+/AA-           P1/A1             49,793,500
  40,000,000    Beta Finance, Inc., 144A
                  3.960% due 03/08/2002+++                 AAA              Aaa              40,000,000
  35,000,000    First Union National Bank
                  3.980% due 09/19/2001++                 A1/A+            P1/Aa3            35,000,000
  25,000,000    Jackson National Life Insurance
                  4.960% due 09/25/2001++                 NR/AA            NR/Aa3            25,000,000
  20,000,000    LaSalle Bank NA
                  4.220% due 05/22/2002                    A-1+             Aa3              19,998,269
  20,000,000    Toronto-Dominion Bank
                  4.730% due 04/22/2002                    A-1+            PRIM1             19,998,436
                                                                                         --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $249,790,205)                                                                       249,790,205
                                                                                         --------------
REPURCHASE AGREEMENT -- 8.6%
  (Cost $100,947,271)
 100,947,271    Agreement with Lehman Brothers
                  Holdings, Inc.,
                  3.940% dated 06/29/2001, to be
                  repurchased at $100,980,415 on
                  07/02/2001, collateralized by
                  $103,570,000 U.S. Treasury Note,
                  5.000% maturing 02/15/2011
                  (value $102,929,760)                                                      100,947,271
                                                                                         --------------

TOTAL INVESTMENTS
  (Cost $1,171,928,829*)                                        100.1%                    1,171,928,829
OTHER ASSETS AND LIABILITIES (NET)                               (0.1)                       (1,723,840)
                                                                -----                    --------------
NET ASSETS                                                      100.0%                   $1,170,204,989
                                                                =====                    ==============

------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

           Munder Money Market Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                      ------------------------
AMOUNT                                                           S&P            MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 16.2%
$ 4,000,000    Canadian Imperial Commerce Bank
                 3.840% due 06/21/2002                         A1+/AA-          P1/Aa3        $ 3,999,620
  4,000,000    Deutsche Bank AG
                 6.720% due 10/10/2001                          A1+/AA          P1/Aa3          3,999,685
  5,000,000    UBS AG
                 6.890% due 08/20/2001+                        A-1+/AA+         P1/Aa2          4,999,806
                                                                                              -----------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $12,999,111)                                                                           12,999,111
                                                                                              -----------
COMMERCIAL PAPER - DISCOUNT -- 44.7%
  4,000,000    Asset Securitization Cooperative
                 Corporation, 144A
                 3.900% due 07/19/2001                           A-1+           PRIM1           3,992,200
  4,000,000    CIT Group, Inc.
                 3.590% due 08/10/2001                          A-1/NR          P1/NR           3,984,044
  5,000,000    Ford Motor Credit Company
                 4.600% due 07/05/2001                           A1/A           P1/A2           4,997,445
  5,000,000    International Nederlanden U.S. Funding
                 3.960% due 11/13/2001                         A1+/AA-          P1/NR           4,925,750
  4,000,000    Lexington Parker Capital Corporation
                 4.780% due 08/31/2001++                        A1/NR           NR/NR           3,967,602
  4,000,000    Park Avenue Receivables Corporation
                 3.680% due 07/23/2001                          A1/NR           P1/NR           3,991,004
  5,000,000    Philip Morris Companies, Inc.
                 4.650% due 07/16/2001                           A1/A           P1/Aaa          4,990,313
  5,000,000    Sigma Finance, Inc.
                 4.700% due 07/05/2001                         A1+/AAA          P1/Aaa          4,997,389
                                                                                              -----------
TOTAL COMMERCIAL PAPER - DISCOUNT
  (Cost $35,845,747)                                                                           35,845,747
                                                                                              -----------
CORPORATE NOTES -- 24.5%
  5,000,000    American Express Centurion Bank
                 3.970% due 11/13/2001++                        A+/A+           P1/Aa3          5,000,000
  4,000,000    AT&T Corporation
                 4.130% due 08/06/2001                          A1+/A           P1/A2           3,983,480
    724,000    Capital One Funding Corporation
                 3.850% due 04/01/2009++                        A1+/A+          P1/NR             724,000
  5,000,000    First Union National Bank
                 3.980% due 09/19/2001++                         A1/A           P1/A1           5,000,000

                       See Notes to Financial Statements.

           Munder Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                      ------------------------
AMOUNT                                                           S&P            MOODY'S             VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE NOTES (CONTINUED)
$ 5,000,000    Toronto-Dominion Bank
                 4.730% due 04/22/2002                         A1+/AA-          P1/Aa3        $ 4,999,609
                                                                                              -----------
TOTAL CORPORATE NOTES
  (Cost $19,707,089)                                                                           19,707,089
                                                                                              -----------
REPURCHASE AGREEMENT -- 14.7%
  (Cost $11,805,835)
 11,805,835    Agreement with Lehman Brothers,
                 3.940% dated 06/29/2001, to be repurchased
                 at $11,809,711 on 07/02/2001,
                 collateralized by $12,115,000 U.S.
                 Treasury Note, 5.000% maturing 02/15/2011
                 (value $12,040,109)                                                           11,805,835
                                                                                              -----------

TOTAL INVESTMENTS
  (Cost $80,357,782*)                                                      100.1%              80,357,782
OTHER ASSETS AND LIABILITIES (NET)                                          (0.1)                (106,429)
                                                                           -----              -----------
NET ASSETS                                                                 100.0%             $80,251,353
                                                                           =====              ===========

------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 101.6%
    ALABAMA -- 1.6%
$ 5,500,000    Mobile, Alabama, Industrial Development Board
                 Dock & Wharf Revenue, Refunding Holnam, Inc.
                 Project, Series B, (Wachovia Bank, LOC),
                 2.650% due 06/01/2032+                          A-1+          VMIG1         $  5,500,000
                                                                                             ------------
    ARIZONA -- 5.7%
  3,400,000    Apache County, Arizona, Industrial Development
                 Authority, Industrial Development Revenue,
                 (Tucson Electric - 83C), (Society Generale,
                 LOC),
                 2.750% due 12/15/2018+                          A-1+          VMIG1            3,400,000
  7,695,000    Arizona State Transportation Board Excise Tax
                 Revenue, Maricopa County Regional Area Road
                 A, (AMBAC Insured),
                 5.400% due 07/01/2001                            AAA           Aaa             7,695,000
  2,115,000    Avondale, Arizona, Industrial Development
                 Authority, Industrial Development Revenue,
                 Refunding, National Health Investments,
                 (Dresdner Bank AG, LOC),
                 2.850% due 12/01/2014+                           NR            Aa3             2,115,000
  2,000,000    Maricopa County, Arizona, School District No.
                 69, Series B, Pre-refunded,
                 6.500% due 07/01/2001                            A+             NR             2,000,000
  1,000,000    Phoenix, Arizona, Civic Improvement
                 Corporation Municipal Facilities Excise Tax
                 Revenue, Subordinated, (FGIC Insured),
                 5.250% due 07/01/2001                            AAA           Aaa             1,000,000
  3,000,000    Pima County, Arizona Industrial Development
                 Authority, (Tucson Electric),
                 (Toronto Dominion, LOC),
                 2.625% due 12/01/2022+                           AA           VMIG1            3,000,000
                                                                                             ------------
                                                                                               19,210,000
                                                                                             ------------
    COLORADO -- 3.5%
  2,890,000    Colorado Springs, Colorado, Utilities Revenue,
                 Pre-refunded, Series C,
                 6.750% due 11/15/2001+                           AAA           Aa2             2,971,746
  2,025,000    Denver, Colorado, City & County Multi-Family
                 Housing Revenue, Refunding, Regency Park
                 Project, Series B, (Commerzbank A.G., LOC),
                 3.050% due 12/15/2014+                          A-1+            NR             2,025,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    COLORADO (CONTINUED)
$ 4,000,000    Platte River Power Authority Company,
                 (Morgan Guarantee Trust, SPA),
                 2.650% due 10/04/2001+                           NR             NR          $  4,000,000
  3,000,000    Superior Metropolitan District Number 3
                 Company, (U.S. Bank, NA, LOC),
                 4.450% due 12/01/2018+                           A+             A1             3,000,000
                                                                                             ------------
                                                                                               11,996,746
                                                                                             ------------
    DELAWARE -- 0.7%
  2,400,000    New Castle County, Delaware, Economic,
                 Refunding Henderson Mcguire,
                 (First Union, LOC),
                 2.700% due 08/15/2020+                           A-1            NR             2,400,000
                                                                                             ------------
    FLORIDA -- 4.6%
  1,000,000    Florida State Turnpike Authority Revenue,
                 Series A, (AMBAC Insured),
                 6.250% due 07/01/2001                            AAA           AAA             1,000,000
  3,000,000    Hillsborough County, Florida,
                 (State Street Bank, LOC)
                 2.900% due 10/10/2001                            NR             NR             3,000,000
  1,000,000    Hillsborough County, Florida, Capital
                 Improvement Program Revenue, Criminal
                 Justice Facilities, (FGIC Insured),
                 4.750% due 08/01/2001                            AAA           Aaa             1,001,449
  2,000,000    Lee County, Florida, Industrial Development
                 Authority Health Care Facilities Revenue,
                 Bonita Community Health, Series A, (Fifth
                 Third Bank N.A., LOC),
                 2.750% due 12/01/2029+                           NR             NR             2,000,000
  3,100,000    Orange County, Florida, Housing Finance
                 Authority Revenue, Multifamily, Series B,
                 (FNMA),
                 2.650% due 09/10/2010+                           AAA            NR             3,100,000
  3,000,000    Palm Beach County, Florida Revenue, Community
                 Foundation Palm Beach Project,
                 (Northern Trust Company, LOC),
                 2.650% due 07/01/2034+                          A-1+            NR             3,000,000
  2,500,000    Palm Beach County, Florida Revenue, GO,
                 Norton Gallery, Inc. Project,
                 (Northern Trust Company, LOC),
                 2.700% due 05/01/2025+                          A-1+            NR             2,500,000
                                                                                             ------------
                                                                                               15,601,449
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    GEORGIA -- 5.0%
$ 1,365,000    Clayton County, Georgia, Housing Authority
                 Multifamily Housing Revenue, Refunding,
                 Huntington Woods, Series A, (FSA Insured),
                 (Societe Generale, SPA),
                 2.800% due 01/01/2021+                          A-1+          VMIG1         $  1,365,000
  3,080,000    Cobb County Georgia School District,
                 Refunding,
                 4.750% due 02/01/2002                            AA            Aa1             3,116,614
  1,500,000    Decatur County -- Bainbridge, Georgia,
                 Industrial Development Authority Revenue,
                 Variable Rate -- Kaiser Agricultural,
                 (Harris Bank, LOC),
                 2.800% due 12/01/2002+                           NR             NR             1,500,000
  8,500,000    DeKalb County, Georgia, Development Authority
                 Pollution Control Revenue,
                 General Motors Corporation Project,
                 2.850% due 11/01/2003+                           NR             A2             8,500,000
  2,385,000    Rockdale County, Georgia, Water & Sewer
                 Authority Revenue, Series B, (MBIA Insured),
                 5.000% due 07/01/2002                            AAA           Aaa             2,440,165
                                                                                             ------------
                                                                                               16,921,779
                                                                                             ------------
    ILLINOIS -- 11.0%
  3,040,000    Illinois Development Finance Authority
                 Limited, Obligation Revenue, Decatur Mental
                 Health Center Project, (First of America
                 Bank, LOC),
                 2.800% due 05/01/2018+                           NR             NR             3,040,000
  3,000,000    Illinois Development Finance Authority
                 Revenue, Lifesource Project, (PNC Bank NA,
                 LOC),
                 2.800% due 06/01/2020+                           NA           VMIG1            3,000,000
  2,225,000    Illinois Development Finance Authority,
                 Industrial Revenue, Tajon Warehouse, Series
                 B,
                 (Bank of Kentucky, LOC),
                 2.750% due 01/01/2010+                          A-1+            NR             2,225,000
               Illinois Educational Facilities Authority
                 Revenues:
  1,370,000      University Pooled Financing Program,
                 (FGIC Insured), (Bank One, SPA),
                 2.650% due 12/01/2005+                           AAA           Aaa             1,370,000
  1,100,000    Adjusted Chicago Children's Museum,
                 (Bank One N.A., LOC),
                 2.700% due 02/01/2028+                           NR           VMIG1            1,100,000
  9,130,000    Illinois Health Facilities Authority, Advocate
                 Health Care, Series B, (Multi LOC's),
                 2.950% due 08/15/2022+                          A-1+          VMIG1            9,130,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$ 5,800,000    Illinois Health Facilities Authority Revenue,
                 Swedish Covenant Hospital, Series A, (AMBAC
                 Insured), (Harris Trust & Savings Bank,
                 SPA),
                 2.750% due 08/15/2029+                          A-1+          VMIG1         $  5,800,000
  1,000,000    Illinois State,
                 4.500% due 06/01/2002                            AAA           Aaa             1,013,955
  2,000,000    Illinois State Development Finance Authority,
                 Industrial Development Authority Revenue,
                 (Lake Forest Academy Project), (FGIC
                 Insured),
                 2.800% due 12/01/2024+                          A-1+            NR             2,000,000
  2,800,000    Macon County Illinois Revenue, (Millikin
                 University), (Northern Trust Company, LOC),
                 2.700% due 10/01/2031+                          A-1+            NR             2,800,000
  4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                 Revenue, (LaSalle National Bank, LOC),
                 2.800% due 12/01/2004+                          A-1+            NR             4,000,000
  1,900,000    Schaumburg, Illinois, GO, Series A,
                 (Northern Trust Company, SPA),
                 2.700% due 12/01/2013+                           AA+           Aa1             1,900,000
                                                                                             ------------
                                                                                               37,378,955
                                                                                             ------------
    INDIANA -- 4.7%
  1,500,000    Franklin County, Indiana, Economic Development
                 Revenue, Sisters St. Francis Project,
                 (Banc One, LOC),
                 2.700% due 12/01/2018+                           A+             NR             1,500,000
               Indiana Health Facility Financing Authority
                 Hospital Revenue:
  5,500,000      Clarian Health Obligation Group, Series C,
                 (Westdeutsche Landesbank, SPA),
                 2.650% due 03/01/2030+                          A-1+          VMIG1            5,500,000
  2,000,000      (Mary Sherman Hospital), (Fifth Third Bank,
                 LOC), 2.800% due 05/01/2019+                     NR             NR             2,000,000
  6,000,000    Indiana Municipal Power Supply Systems
                 Revenue, Refunding Series A,
                 (Toronto-Dominion Bank, LOC),
                 2.650% due 01/01/2018+                          A-1+          VMIG1            6,000,000
  1,040,000    Purdue Indiana University Revenue, Student Fee
                 Series Q,
                 5.250% due 07/01/2002                            AA            Aa2             1,065,983
                                                                                             ------------
                                                                                               16,065,983
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    IOWA -- 2.6%
$ 4,625,000    Iowa Finance Authority Revenue, Diocese of
                 Sioux City Project, (Wells Fargo Bank N.A.,
                 LOC),
                 2.750% due 03/01/2019+                          A-1+            NR          $  4,625,000
               Iowa Higher Education Loan Authority Revenue:
  2,595,000      Higher Education State Ambrose University,
                 (Wells Fargo Bank N.A., LOC),
                 2.750% due 10/01/2009+                          A-1+            NR             2,595,000
  1,500,000      Higher Education State Ambrose University,
                 (Wells Fargo Bank N.A., LOC),
                 2.850% due 02/01/2007+                           NR             NR             1,500,000
                                                                                             ------------
                                                                                                8,720,000
                                                                                             ------------
    KANSAS -- 1.3%
  2,220,000    Kansas State Department Transportation Highway
                 Revenue, Pre-refunded,
                 6.500% due 03/01/2002                            AA+            NR             2,293,712
  1,115,000    Kansas State Development Finance Authority
                 Revenue, Kansas State Project, (AMBAC
                 Insured),
                 4.250% due 03/01/2002                            AAA           Aaa             1,126,239
  1,000,000    Wamego Kansas Pollution Control Revenue,
                 Refunding, Utilicorp United Inc. Project,
                 (Bank One Chicago N.A., LOC),
                 2.700% due 03/01/2026+                           A+            P-1             1,000,000
                                                                                             ------------
                                                                                                4,419,951
                                                                                             ------------
    KENTUCKY -- 2.1%
  2,680,000    Covington, Kentucky, Industrial Building
                 Revenue, Baptist Convalescent Project,
                 (Fifth Third Bank, LOC),
                 2.900% due 04/01/2019+                           NR             NR             2,680,000
  3,500,000    Jeffersontown, Kentucky, Lease Program
                 Revenue, Kentucky League Of Cities Funding
                 Trust,
                 (Firstar Bank, LOC),
                 2.750% due 03/01/2030+                           NR           VMIG1            3,500,000
  1,000,000    Lexington-Fayette Urban County, Kentucky,
                 Government Industrial Building Revenue,
                 Roman Catholic Diocese Project,
                 (Fifth Third Bank N.A., LOC),
                 2.820% due 09/01/2015+                           NR             NR             1,000,000
                                                                                             ------------
                                                                                                7,180,000
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 0.9%
$ 3,000,000    Baltimore County, Maryland, Revenue Bonds,
                 Sheppard & Enoch Pratt Hospital,
                 (Bank of America, LOC),
                 2.650% due 07/01/2022+                           NR           VMIG1         $  3,000,000
                                                                                             ------------
    MASSACHUSETTS -- 0.6%
               Massachusetts State:
  1,000,000      Bond Anticipation Notes, Series A,
                 5.000% due 09/06/2001                           SP-1+          MIG1            1,001,121
  1,000,000      Series A,
                 5.500% due 11/01/2001                            AA-           Aa2             1,003,672
                                                                                             ------------
                                                                                                2,004,793
                                                                                             ------------
    MICHIGAN -- 5.9%
  2,500,000    Caledonia, Michigan, Community Schools,
                 (AMBAC Insured),
                 6.700% due 05/01/2002+                           AAA           Aaa             2,628,407
  1,000,000    Flint, Michigan, Hospital Building Authority
                 Revenue, Hurley Medical Center, Series B,
                 (Lasalle National Bank, LOC),
                 2.650% due 07/01/2015+                           NR           VMIG1            1,000,000
  5,500,000    Kalamazoo County, Michigan, Economic
                 Development Revenue, (Old Kent Bank, LOC),
                 2.800% due 09/01/2015+                           NR            Aa2             5,500,000
  2,000,000    Michigan Municipal Bond Authority Revenue,
                 4.000% due 04/11/2002                           SP-1+           NR             2,013,881
  3,000,000    Michigan Municipal Bond Authority Revenue
                 Notes, Series C-2, (Morgan Guaranty Trust,
                 LOC),
                 5.000% due 08/23/2001                           SP-1+           NR             3,002,923
  1,820,000    Michigan State, Environmental Protection
                 Program,
                 5.000% due 11/01/2001                            AAA           Aaa             1,833,560
  2,000,000    Michigan State Hospital Finance Authority
                 Revenue, Chelsea Community Hospital,
                 (National City Bank, LOC),
                 2.750% due 05/15/2031+                           A-1            NR             2,000,000
  1,000,000    Saline, Michigan, Economic Development
                 Obligation, Brecon Village Project, (Bank
                 One, LOC),
                 2.700% due 11/01/2025+                          A-1+            NR             1,000,000
  1,130,000    Sterling Heights Michigan Economic
                 Development,
                 (PNC Bank, LOC)
                 2.800% due 12/01/2010+                           A-1            NR             1,130,000
                                                                                             ------------
                                                                                               20,108,771
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA -- 3.9%
               Arden Hills, Minnesota, Housing & Health Care
                 Facilities Revenue:
$ 2,500,000      Refunding, Presbyterian Homes, Series A,
                 (U.S. Bank Trust N.A., LOC),
                 4.330% due 09/01/2001                            A+             NR          $  2,499,823
  1,000,000      Refunding, Presbyterian Homes, Series A,
                 (U.S. Bank Trust N.A., LOC),
                 4.330% due 09/01/2029+
                 Mandatory Put 09/01/2001                         NR             NR             1,001,772
               City of Rochester, Minnesota:
  3,000,000      Series 2000-B,
                 2.750% due 08/28/2001                           A-1+            P1             3,000,000
  2,700,000      Series 2000-B,
                 3.200% due 08/23/2001                           A-1+            NR             2,700,000
  2,080,000    Mendota Heights, Minnesota, Housing Mortgage
                 Revenue, Multifamily Revenue,
                 (Wells Fargo Bank N.A., LOC),
                 2.700% due 11/01/2031+                          A-1+            NR             2,080,000
  2,000,000    Metropolitan Council, Minnesota,
                 Minneapolis -- St. Paul Metropolitan Area,
                 Refunding, Series D,
                 4.300% due 12/01/2001                            AAA           Aaa             2,008,019
                                                                                             ------------
                                                                                               13,289,614
                                                                                             ------------
    MISSOURI -- 0.6%
  2,000,000    Columbia, Missouri, Special Obligation
                 Reserve, Series A, (Toronto Dominion Bank,
                 LOC),
                 2.650% due 06/01/2008+                           NR           VMIG1            2,000,000
                                                                                             ------------
    NEBRASKA -- 0.3%
  1,100,000    Omaha Public Power District Neb Electric
                 Revenue, Series A,
                 5.000% due 02/01/2002+                           AA            Aa2             1,112,439
                                                                                             ------------
    NEVADA -- 1.9%
  1,625,000    Clark County, Nevada, Economic Development
                 Revenue, University of Nevada -- Las Vegas
                 Project, (Wells Fargo Bank N.A., LOC),
                 2.750% due 08/01/2019+                          A-1+            NR             1,625,000
  4,815,000    Nevada State, GO, Refunding, Series A,
                 4.500% due 07/01/2001                            AA            Aa2             4,815,000
                                                                                             ------------
                                                                                                6,440,000
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEW MEXICO -- 0.2%
$   700,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                 Tax Revenue, (Canadian Imperial Bank, LOC),
                 2.650% due 07/01/2023+                          A-1+          VMIG1         $    700,000
                                                                                             ------------
    NORTH CAROLINA -- 0.7%
  2,500,000    North Carolina Educational Facilities Finance
                 Agency Revenue, Greensboro College,
                 (Bank of America, LOC),
                 2.650% due 09/01/2027+                           AA1          VMIG1            2,500,000
                                                                                             ------------
    OHIO -- 5.7%
  2,000,000    Dublin, Ohio, City School District, Bond
                 Anticipation Notes,
                 4.530% due 12/12/2001                            NR            MIG1            2,001,979
  1,815,000    Franklin County, Ohio, Hospital Revenue, US
                 Health Corporation, Series A, (Morgan
                 Guaranty, LOC),
                 2.650% due 12/01/2021+                           NR           VMIG1            1,815,000
  1,000,000    Hamilton County, Ohio, Hospital Facilities
                 Revenue, Bethesda Hospital, Inc.,
                 (Rabobank Nederland, LOC),
                 2.550% due 02/15/2024+                          A-1+          VMIG1            1,000,000
  2,540,000    Indian Hill, Ohio, Economic Development,
                 Cincinnati County Day School, (Fifth Third,
                 LOC),
                 2.900% due 05/01/2019+                           NR             NR             2,540,000
  4,665,000    Middleburg Heights, Ohio, Hospital Revenue,
                 Southwest General Health, (Keybank NA, LOC),
                 2.750% due 08/15/2022+                           A-1            NR             4,665,000
  3,290,000    Montgomery County, Ohio, Society Saint Vincent
                 DePaul, (Nat City, LOC),
                 2.750% due 12/01/2010+                           A-1            NR             3,290,000
  2,000,000    Ohio State Water Development Authority
                 Pollution Control Faculties Revenue,
                 Cleveland Electric, Series B, (Barclays Bank
                 New York, LOC),
                 2.650% due 08/01/2020+                          A-1+            P1             2,000,000
  1,000,000    Pickerington Ohio Local School District,
                 Bond Anticipation Notes,
                 3.200% due 12/14/2001                            NR            MIG1            1,001,156
  1,000,000    Summit County Ohio, Bond Anticipation Notes,
                 3.500% due 05/30/2002                           SP-1+          MIG1            1,004,872
                                                                                             ------------
                                                                                               19,318,007
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 2.4%
$ 3,500,000    Oregon State Health Housing Educational &
                 Cultural Facilities Authority, (Adjusted
                 Assumption Village Project Series A),
                 (Keybank N.A., LOC),
                 2.730% due 03/01/2033+                           NR           VMIG1         $  3,500,000
  4,550,000    Portland, Oregon Multifamily Revenue,
                 (Harris Trust and Savings Bank, LOC),
                 2.800% due 12/01/2011+                           AA-            NR             4,550,000
                                                                                             ------------
                                                                                                8,050,000
                                                                                             ------------
    PENNSYLVANIA -- 16.8%
               Allegheny County, Pennsylvania, Higher
                 Education, Building Authority Revenue:
 11,700,000      (Carnegie Mellon University, SPA),
                 3.300% due 12/01/2033+                          A-1+            NR            11,700,000
  4,450,000      (Chatham College, Series B),
                 (Mellon Bank N.A., LOC),
                 2.800% due 09/01/2028+                          A-1+            NR             4,450,000
  1,545,000    Allegheny County, Pennsylvania, Hospital
                 Development Revenue, Variable Health Center
                 Presbyterian, Series D, (MBIA Insured)
                 (First Union National Bank, SPA),
                 2.700%, due 03/01/2020+                          A-1          VMIG1            1,545,000
               Allegheny County, Pennsylvania, Industrial
                 Development Authority Revenue:
  1,500,000      Education Center Watson,
                 4.000% due 05/01/2002+                           NR           VMIG1            1,513,185
  5,600,000      Refunding, Pollution Control Duquesne,
                 Series A, (AMBAC Insured),
                 (Bank of New York, SPA),
                 2.800% due 12/01/2013+                          A-1+          VMIG1            5,600,000
  2,700,000    Allegheny County, Pennsylvania, Redevelopment
                 Authority, Brentwood Towne Square Project,
                 Series A,
                 2.800% due 11/01/2019+                           NA            Aa3             2,700,000
  5,500,000    Allentown Pennsylvania Commercial & Industrial
                 Development, Diocese of Allentown,
                 (First Union National Bank, LOC),
                 3.300% due 12/01/2029+                           NA             NA             5,500,000
  3,000,000    Benzinger Township, Pennsylvania, Hospital
                 Authority, Elk Regional Health Systems,
                 (PNC Bank N.A., LOC),
                 2.800% due 12/01/2030+                          A-1+           VMIG            3,000,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    PENNSYLVANIA (CONTINUED)
               Delaware Valley, Pennsylvania, Registered
                 Finance:
$ 3,200,000      Mode 1, (Credit Suisse, LOC),
                 2.650% due 08/01/2016+                          A-1+          VMIG1         $  3,200,000
  2,000,000      Series A, (Credit Suisse, LOC),
                 2.650% due 12/01/2017+                          A-1+          VMIG1            2,000,000
  2,200,000    Pennsylvania State High Educational Authority
                 Revenue,
                 3.200% due 03/31/2002                            NR           VMIG1            2,200,000
  5,100,000    Schuylkill County, Pennsylvania, Industrial
                 Development Authority, Gilbertown Power
                 Project, (Mellon Bank, LOC),
                 2.650% due 12/01/2002+                          A-1+            NR             5,100,000
  4,100,000    Union County, Pennsylvania, Hospital Authority
                 Revenue, Variable Evangelical Community
                 Hospital, (Asset Guarantee Insured),
                 2.800% due 02/01/2021+                           A-1            NR             4,100,000
  4,305,000    Washington County, Pennsylvania, Authority
                 Lease Revenue, Higher Education Pooled
                 Equipment Lease, (First Union National Bank,
                 LOC),
                 2.850% due 11/01/2005+                           NR           VMIG1            4,305,000
                                                                                             ------------
                                                                                               56,913,185
                                                                                             ------------
    SOUTH CAROLINA -- 1.4%
               South Carolina State Public Service Authority
                 Revenue:
  2,000,000      Refunding, Series A,
                 5.000% due 01/01/2002                            AA-           Aa2             2,015,724
  2,625,000      Refunding, Series C,
                 4.500% due 01/01/2002                            AA-           Aa2             2,637,229
                                                                                             ------------
                                                                                                4,652,953
                                                                                             ------------
    TENNESSEE -- 4.2%
  2,000,000    Metropolitan Government Nashville and Davidson
                 County, Tennessee, Industrial Development
                 Board Revenue, Multifamily Housing, Series
                 B, (Wachovia Bank, LOC),
                 2.750% due 12/01/2007+                           AA           VMIG1            2,000,000
               Shelby County, Tennessee, Health Educational &
                 Housing Facilities Board Revenue:
                 (Bank of America, LOC)
  5,000,000      3.300% due 07/16/2001                           A-1+            NR             5,000,000
  6,135,000      Refunding, Multifamily Housing-Wyndridge,
                 (Credit Suisse, LOC),
                 2.780% due 11/01/2019+                          A-1+            NR             6,135,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE (CONTINUED)
$ 1,000,000    Tennessee State, Series A,
                 5.000% due 03/01/2002                            AA+           Aa1          $  1,015,119
                                                                                             ------------
                                                                                               14,150,119
                                                                                             ------------
    TEXAS -- 5.8%
  1,375,000    Arlington, Texas, Refunding,
                 4.800% due 08/15/2001                            AA            Aa2             1,377,805
  1,545,000    Austin, Texas, Independent School District,
                 Public Property Finance Contractual
                 Obligation,
                 (MBIA Insured),
                 4.500% due 08/01/2001                            AAA           Aaa             1,545,194
  2,000,000    Carroll, Texas, Independent School District,
                 School Building, (PSFG Insured),
                 2.700% due 08/15/2032+                          A-1+          VMIG1            2,000,000
               Dallas, Texas, Waterworks & Sewer Systems
                 Revenue:
  2,000,000      4.250% due 10/01/2001                            AA+           Aa2             1,999,248
  2,868,000      Series B,
                 3.150% due 08/08/2001                            A-1          VMIG1            2,868,000
  1,000,000      Refunding & Improvement,
                 7.500% due 04/01/2002                            AA+           Aa2             1,035,349
  3,900,000    Grapevine Texas Industrial Development
                 Corporation Revenue, American Airlines,
                 Inc., Series A-1,
                 3.250% due 12/01/2024+                           NR             P1             3,900,000
  1,245,000    Plano Texas Independent School District,
                 5.250% due 02/15/2002                            AAA           Aaa             1,260,844
  3,500,000    San Antonio, Texas, Industrial Development
                 Authority Revenue, (Rivercenter Association
                 Project),
                 (PNC Bank, LOC),
                 2.800% due 12/01/2012+                           NR            Aa3             3,500,000
                                                                                             ------------
                                                                                               19,486,440
                                                                                             ------------
    UTAH -- 0.3%
  1,075,000    Salt Lake City, Utah, Industrial Development
                 Revenue, (Parkview Plaza Association),
                 (Bank One Arizona N.A.,LOC),
                 2.850% due 12/01/2014+                           A-1            NR             1,075,000
                                                                                             ------------
    VIRGINIA -- 3.1%
  2,875,000    Arlington County, Virginia Revenue, Ballston
                 Public Parking, (Citibank, N.A., LOC),
                 2.800% due 08/01/2017+                          A-1+            NR             2,875,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    VIRGINIA (CONTINUED)
$ 4,000,000    Clarke County, Virginia, Industrial
                 Development Authority, Hospital Facilities
                 Revenue, Winchester Medical Center, Inc.
                 (FSA Insured),
                 (Chase Manhattan Bank, SPA),
                 2.900% due 01/01/2030+                          A-1+          VMIG1         $  4,000,000
  1,640,000    Richmond, Virginia, Redevelopment & Housing
                 Authority, Stony Point Project, (First
                 Union, LOC),
                 2.700% due 04/01/2029+                           A-1            NR             1,640,000
  2,000,000    Virginia State Public Building Authority
                 Revenue, Series B,
                 5.600% due 08/01/2001                            AA+           Aa2             2,002,089
                                                                                             ------------
                                                                                               10,517,089
                                                                                             ------------
    WASHINGTON -- 0.8%
  1,700,000    Seattle, Washington, Pre-refunded,
                 6.900% due 10/01/2001+                           AA+           Aa1             1,727,278
  1,060,000    Washington State, GO, Series S-4,
                 4.600% due 01/02/2002                            AA+           Aa1             1,066,899
                                                                                             ------------
                                                                                                2,794,177
                                                                                             ------------
    WISCONSIN -- 3.3%
  1,325,000    Augusta, Wisconsin, Industrial Development
                 Revenue, Refunding, Industrial Development
                 Ball Corporation Project,
                 2.700% due 11/01/2004+                           A+            Aa2             1,325,000
  7,900,000    Wisconsin State Health & Educational
                 Facilities Authority Revenue, University of
                 Wisconsin Medical Foundation, (Lasalle Bank
                 N.A., LOC),
                 2.650% due 05/01/2030+                          A-1+            NR             7,900,000
  2,000,000    Wisconsin State Transportation Revenue, Series
                 A,
                 5.100% due 07/01/2001                            AA-           Aa3             2,000,000
                                                                                             ------------
                                                                                               11,225,000
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $344,732,450)                                                                         344,732,450
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
      5,536    Dreyfus Tax-Exempt Cash Management                                            $      5,536
  2,184,292    Valiant Tax Exempt Fund                                                          2,184,292
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,189,828)                                                                             2,189,828
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $346,922,278*)                                                         102.2%         346,922,278
OTHER ASSETS AND LIABILITIES (NET)                                              (2.2)          (7,540,980)
                                                                               -----         ------------
NET ASSETS                                                                     100.0%        $339,381,298
                                                                               =====         ============

------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Assurance
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                               VALUE
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 44.9%
  (Cost $34,712,533)
  U.S. TREASURY BILL -- 44.9%
$35,000,000    3.375%+ due 09/27/2001                                          $34,712,533
                                                                               -----------
REPURCHASE AGREEMENTS -- 54.2%
  3,000,000    Agreement with Goldman Sachs,
                 3.900% dated 06/29/2001, to be repurchased at $3,000,975
                 on 07/02/2001, collateralized by $2,400,000 U.S. Treasury
                 Bond,
                 10.375% maturing 11/15/2012
                 (value $3,069,109)                                              3,000,000
  3,000,000    Agreement with J.P. Morgan and Company, Inc.,
                 3.870% dated 06/29/2001, to be repurchased at $3,000,968
                 on 07/02/2001, collateralized by $3,270,000 U.S. Treasury
                 Bond,
                 5.250% maturing 02/15/2002
                 (value $3,049,867)                                              3,000,000
 15,836,415    Agreement with Lehman Brothers Holdings, Inc.,
                 3.940% dated 06/29/2001, to be repurchased at $15,841,615
                 on 07/02/2001, collateralized by $15,550,000 U.S. Treasury
                 Note,
                 5.500% maturing 02/15/2008
                 (value $16,148,506)                                            15,836,415
  3,000,000    Agreement with Merrill Lynch and Company, Inc.,
                 3.850% dated 06/29/2001, to be repurchased at $3,000,963
                 on 07/02/2001, collateralized by $2,970,000 U.S. Treasury
                 Note,
                 5.750% maturing 10/31/2002
                 (value $3,062,258)                                              3,000,000
 17,000,000    Agreement with State Street Bank and Trust Company,
                 3.880% dated 06/29/2001, to be repurchased at $17,005,497
                 on 07/02/2001, collateralized by $17,650,000 U.S. Treasury
                 Bill,
                 3.530% maturing 12/27/2001
                 (value $17,341,125)                                            17,000,000
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS
    (Cost $41,836,415)                                                          41,836,415
                                                                               -----------

TOTAL INVESTMENTS
  (Cost $76,548,948*)                                            99.1%          76,548,948
OTHER ASSETS AND LIABILITIES (NET)                                0.9              691,443
                                                                -----          -----------
NET ASSETS                                                      100.0%         $77,240,391
                                                                =====          ===========

------------
* Aggregate cost for Federal tax purposes.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities........................    $177,164,793    $401,416,774     $30,187,613     $242,905,083    $49,283,453
    Repurchase agreements.............       1,942,000         --              822,000        2,448,000        --
                                          ------------    ------------     -----------     ------------    -----------
Total Investments.....................     179,106,793     401,416,774      31,009,613      245,353,083     49,283,453
Cash..................................             470         --            2,883,819              721        --
Interest receivable...................       2,441,247       4,155,642         712,695        1,648,940        510,519
Dividends receivable..................         --              187,110         --               --             --
Receivable for investment securities
  sold................................       5,226,724       5,389,086         --               --             --
Receivable for Fund shares sold.......         151,360       1,424,132         --               498,576         15,000
Unamortized organization costs........         --              --                2,264          --             --
Prepaid expenses and other assets.....          24,026          29,889          26,889           26,598          2,406
                                          ------------    ------------     -----------     ------------    -----------
         Total Assets.................     186,950,620     412,602,633      34,635,280      247,527,918     49,811,378
                                          ------------    ------------     -----------     ------------    -----------
LIABILITIES:
Payable for Fund shares redeemed......         413,315       1,018,673           3,208          895,142         16,495
Payable for investment securities
  purchased...........................       3,717,531       4,384,971       1,600,401        2,448,769        --
Payable upon return of securities
  loaned..............................       8,813,220      25,385,430         307,440       22,505,042        --
Investment advisory fee payable.......          73,304         160,199          13,704           92,476         20,445
Administration fee payable............          14,949          32,649           2,790           18,963          4,207
Shareholder servicing fees payable....           8,479          62,504              20           32,663          9,286
Distribution fees payable.............           7,563           1,740             416           15,678          1,017
Transfer agent fee payable............          49,940          94,905           7,433           53,665         26,195
Custodian fees payable................          15,373          29,277          11,905           19,736          7,276
Accrued Trustees'/Directors' fees and
  expenses............................           1,331           3,011             257            1,696            382
Dividends payable.....................         --              --              --               --             --
Notes payable.........................         --              997,910         --               --             --
Due to custodian......................         --              --              --               --             --
Accrued expenses and other payables...          51,228          66,090          14,121           63,831         29,034
                                          ------------    ------------     -----------     ------------    -----------
         Total Liabilities............      13,166,233      32,237,359       1,961,695       26,147,661        114,337
                                          ------------    ------------     -----------     ------------    -----------
NET ASSETS............................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Investments, at cost..................    $180,762,028    $399,571,134     $35,663,264     $243,367,903    $47,860,697
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    MONEY MARKET FUNDS
--------------------------------    --------------------------------------------------------------
                    MUNDER                                           MUNDER          MUNDER
    MUNDER          TAX-FREE        MUNDER            MUNDER         TAX-FREE        U.S. TREASURY
    TAX-FREE        SHORT-          CASH              MONEY          MONEY           MONEY
    BOND            INTERMEDIATE    INVESTMENT        MARKET         MARKET          MARKET
    FUND            BOND FUND       FUND              FUND           FUND            FUND
--------------------------------------------------------------------------------------------------
    $128,380,238    $178,922,332    $1,070,981,558    $68,551,947    $346,922,278     $34,712,533
         --            1,543,000       100,947,271     11,805,835         --           41,836,415
    ------------    ------------    --------------    -----------    ------------     -----------
     128,380,238     180,465,332     1,171,928,829     80,357,782     346,922,278      76,548,948
         --                   81          --              --              --              --
       1,949,123       2,658,085         3,475,518        573,680       2,148,085           9,068
         --              --               --              --              --              --
         --              --               --              --              --              --
          15,000          20,001        10,972,992        472,197         416,755       1,280,951
         --              --               --              --              --              --
          25,743          25,459            36,533         42,452          17,969          11,814
    ------------    ------------    --------------    -----------    ------------     -----------
     130,370,104     183,168,958     1,186,413,872     81,446,111     349,505,087      77,850,781
    ------------    ------------    --------------    -----------    ------------     -----------
          93,715         422,847        11,855,101      1,092,073       3,467,612         328,328
       1,594,461         --               --              --            5,752,424         --
         --              --               --              --              --              --
          57,303          75,803           338,326         29,822          99,006          23,364
          10,990          15,690            98,802          7,709          29,190           6,560
          26,649          36,174           100,191        --               26,728           6,859
           3,483           3,114            31,470         45,199          15,683           3,034
          55,979          46,983           266,132             65          90,086          16,913
           9,732          14,090            74,069          6,845          44,549          23,672
          11,043           1,482            14,578            804           9,015             805
         --              --              3,206,343          6,001         491,484         164,291
         --              --               --              --              --              --
         --              --               --              --                  192         --
          67,900          46,908           223,871          6,240          97,820          36,564
    ------------    ------------    --------------    -----------    ------------     -----------
       1,931,255         663,091        16,208,883      1,194,758      10,123,789         610,390
    ------------    ------------    --------------    -----------    ------------     -----------
    $128,438,849    $182,505,867    $1,170,204,989    $80,251,353    $339,381,298     $77,240,391
    ============    ============    ==============    ===========    ============     ===========
    $123,953,343    $175,174,157    $1,171,928,829    $80,357,782    $346,922,278     $76,548,948
    ============    ============    ==============    ===========    ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                            INCOME FUNDS
                                            ------------------------------------------------------------------------
                                                           MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                            MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                            BOND           BOND           BOND            INCOME         TAX-FREE
                                            FUND           FUND           FUND            FUND           BOND FUND
                                            ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(loss)...........................  $    210,430   $    663,710    $  (320,469)   $    299,916   $    55,961
Accumulated net realized gain/(loss) on
  investments sold........................   (12,268,974)   (29,751,909)      (499,655)     (2,758,852)     (791,084)
Net unrealized appreciation/(depreciation)
  of investments..........................    (1,655,235)     1,845,640     (4,686,625)      1,985,180     1,422,756
Par value.................................        18,286         40,575         37,725          21,686         4,982
Paid-in capital in excess of par value....   187,479,880    407,567,258     38,142,609     221,832,327    49,004,426
                                            ------------   ------------    -----------    ------------   -----------
                                             173,784,387    380,365,274     32,673,585     221,380,257    49,697,041
                                            ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares............................  $  6,138,685   $  9,767,571    $ 1,327,384    $  8,153,234   $ 1,950,534
                                            ============   ============    ===========    ============   ===========
Class B Shares............................  $  6,832,531   $  7,563,452    $   131,666    $ 10,454,779   $   662,445
                                            ============   ============    ===========    ============   ===========
Class C Shares............................  $    929,682   $    904,147    $    37,336    $  2,301,402   $   102,706
                                            ============   ============    ===========    ============   ===========
Class K Shares............................  $ 48,685,391   $254,904,455    $    94,578    $170,872,015   $45,497,864
                                            ============   ============    ===========    ============   ===========
Class Y Shares............................  $111,198,098   $107,225,649    $31,082,621    $ 29,598,827   $ 1,483,492
                                            ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares............................       646,547      1,040,344        154,381         799,599       195,585
                                            ============   ============    ===========    ============   ===========
Class B Shares............................       719,464        807,731         15,522       1,024,007        66,286
                                            ============   ============    ===========    ============   ===========
Class C Shares............................        97,451         96,220          4,338         225,622        10,299
                                            ============   ============    ===========    ============   ===========
Class K Shares............................     5,123,366     27,195,716         10,989      16,736,820     4,561,365
                                            ============   ============    ===========    ============   ===========
Class Y Shares............................    11,699,056     11,435,244      3,587,308       2,899,639       148,598
                                            ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share...................................         $9.49          $9.39          $8.60          $10.20         $9.97
                                            ============   ============    ===========    ============   ===========
Maximum sales charge......................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share..........         $9.89          $9.78          $8.96          $10.62        $10.39
                                            ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per
  share*..................................         $9.50          $9.36          $8.48          $10.21         $9.99
                                            ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per
  share*..................................         $9.54          $9.40          $8.61          $10.20         $9.97
                                            ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share..............         $9.50          $9.37          $8.61          $10.21         $9.97
                                            ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share..............         $9.50          $9.38          $8.66          $10.21         $9.98
                                            ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   -----------------------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER        MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             MONEY         TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MARKET        MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND          FUND           FUND
------------------------------------------------------------------------------------------------
    $     81,661    $    113,242     $     --         $   --        $    --         $   --
         371,005         461,226           --              (4,679)       (11,738)        41,582
       4,426,895       5,291,175           --             --             --             --
          12,479          17,548          1,170,208       802,568        339,415         77,199
     123,546,809     176,622,676      1,169,034,781    79,453,464    339,053,621     77,121,610
    ------------    ------------     --------------   -----------   ------------    -----------
     128,438,849     182,505,867      1,170,204,989    80,251,353    339,381,298     77,240,391
    ============    ============     ==============   ===========   ============    ===========
    $  2,528,876    $  5,898,846     $  117,222,330   $18,272,238   $ 81,414,118    $16,347,288
    ============    ============     ==============   ===========   ============    ===========
    $  2,644,933    $  1,987,173     $     --         $37,017,571   $    --         $   --
    ============    ============     ==============   ===========   ============    ===========
    $    677,648    $    301,953     $     --         $12,231,269   $    --         $   --
    ============    ============     ==============   ===========   ============    ===========
    $122,217,297    $171,009,125     $  849,107,976   $   --        $246,088,535    $49,976,057
    ============    ============     ==============   ===========   ============    ===========
    $    370,095    $  3,308,770     $  203,874,683   $12,730,275   $ 11,878,645    $10,917,046
    ============    ============     ==============   ===========   ============    ===========
         245,886         567,202        117,236,765    18,274,991     81,382,400     16,345,580
    ============    ============     ==============   ===========   ============    ===========
         257,513         191,378           --          37,018,753        --             --
    ============    ============     ==============   ===========   ============    ===========
          65,722          28,872           --          12,231,843        --             --
    ============    ============     ==============   ===========   ============    ===========
      11,874,209      16,442,782        849,101,320       --         246,146,539     49,959,413
    ============    ============     ==============   ===========   ============    ===========
          36,011         317,967        203,869,413    12,731,168     11,886,388     10,893,816
    ============    ============     ==============   ===========   ============    ===========
          $10.28          $10.40              $1.00         $1.00          $1.00          $1.00
    ============    ============     ==============   ===========   ============    ===========
            4.00%           4.00%                --            --             --             --
          $10.71          $10.83              $1.00         $1.00          $1.00          $1.00
    ============    ============     ==============   ===========   ============    ===========
          $10.27          $10.38                N/A         $1.00            N/A            N/A
    ============    ============     ==============   ===========   ============    ===========
          $10.31          $10.46                N/A         $1.00            N/A            N/A
    ============    ============     ==============   ===========   ============    ===========
          $10.29          $10.40              $1.00           N/A          $1.00          $1.00
    ============    ============     ==============   ===========   ============    ===========
          $10.28          $10.41              $1.00         $1.00          $1.00          $1.00
    ============    ============     ==============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                      INCOME FUNDS
                                                      ---------------------------------------------------------------------
                                                                    MUNDER         MUNDER          MUNDER U.S.   MUNDER
                                                      MUNDER        INTERMEDIATE   INTERNATIONAL   GOVERNMENT    MICHIGAN
                                                      BOND          BOND           BOND            INCOME        TAX-FREE
                                                      FUND          FUND           FUND            FUND          BOND FUND
                                                      ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $8,696
  for Munder International Bond Fund)...............  $12,349,189   $26,180,245     $ 1,305,185    $14,911,930   $2,442,130
Dividends...........................................      --            748,440         --             --            --
Securities lending..................................       56,003        58,312           1,007         25,391       --
                                                      -----------   -----------     -----------    -----------   ----------
    Total Investment Income.........................   12,405,192    26,986,997       1,306,192     14,937,321    2,442,130
                                                      -----------   -----------     -----------    -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares....................................       10,489        22,132           2,309         13,715        3,921
  Class B Shares....................................       53,963        66,601           1,769         76,202        4,327
  Class C Shares....................................        6,355        11,663             346         15,699        1,067
Shareholder servicing fees:
  Class K Shares....................................      110,619       649,456             178        430,919      114,851
Investment advisory fee.............................      852,886     1,976,571         168,484      1,093,131      245,905
Administration fee..................................      165,699       384,215          32,752        212,506       47,808
Transfer agent fee..................................       34,923       128,078           5,510         43,753       13,150
Custodian fees......................................       65,531       140,993          25,951         76,202       28,643
Legal and audit fees................................       13,109        30,013           2,542         16,836        3,509
Trustees'/Directors' fees and expenses..............        4,785        11,770             947          6,511        1,370
Registration and filing fees........................       44,498        52,120          42,190         43,998        3,300
Amortization of organization costs..................      --            --                6,638        --            --
Other...............................................       58,468        76,272             485         76,002       17,528
                                                      -----------   -----------     -----------    -----------   ----------
      Total Expenses................................    1,421,325     3,549,884         290,101      2,105,474      485,379
                                                      -----------   -----------     -----------    -----------   ----------
NET INVESTMENT INCOME...............................   10,983,867    23,437,113       1,016,091     12,831,847    1,956,751
                                                      -----------   -----------     -----------    -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................     (595,166)      963,926        (502,241)      (110,686)     (65,086)
  Foreign currency transactions.....................      --            --             (145,569)       --            --
Net change in unrealized appreciation/(depreciation)
  of:
  Securities........................................    5,464,828    11,896,274      (2,873,447)     9,241,431    2,659,709
  Foreign currency..................................      --            --              (12,414)       --            --
                                                      -----------   -----------     -----------    -----------   ----------
Net realized and unrealized gain/(loss) on
  investments.......................................    4,869,662    12,860,200      (3,533,671)     9,130,745    2,594,623
                                                      -----------   -----------     -----------    -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $15,853,529   $36,297,313     $(2,517,580)   $21,962,592   $4,551,374
                                                      ===========   ===========     ===========    ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 MONEY MARKET FUNDS
------------------------------   -------------------------------------------------------
                  MUNDER
    MUNDER        TAX-FREE       MUNDER        MUNDER       MUNDER         MUNDER
    TAX-FREE      SHORT-         CASH          MONEY        TAX-FREE       U.S. TREASURY
    BOND          INTERMEDIATE   INVESTMENT    MARKET       MONEY MARKET   MONEY MARKET
    FUND          BOND FUND      FUND          FUND         FUND           FUND
----------------------------------------------------------------------------------------
    $ 6,845,003   $ 9,464,263    $67,222,091   $6,156,499   $14,069,884     $4,342,059
        --            --             --            --           --             --
        --            --             --            --           --             --
    -----------   -----------    -----------   ----------   -----------     ----------
      6,845,003     9,464,263     67,222,091    6,156,499    14,069,884      4,342,059
    -----------   -----------    -----------   ----------   -----------     ----------
          5,446        15,980        337,116       71,017       198,391        110,232
         18,615        18,784        --           324,746       --             --
          5,093         2,605        --           154,853       --             --
        324,521       464,292      1,196,872       --           397,446         29,989
        676,657       994,412      3,911,444      400,609     1,272,701        272,654
        131,555       193,323      1,097,429       98,089       353,452         75,734
         47,562        48,542        345,260       23,504       115,042         25,361
         47,687        64,899        293,250       16,988       104,975         33,402
         10,002        14,991        135,322        6,338        31,365          5,368
         14,075         5,959         47,139        1,831        12,096          2,575
         37,182        42,962        110,909       78,645        30,965         21,142
        --            --             --            --           --             --
         61,368        59,622        309,629       46,003       103,086         36,470
    -----------   -----------    -----------   ----------   -----------     ----------
      1,379,763     1,926,371      7,784,370    1,222,623     2,619,519        612,927
    -----------   -----------    -----------   ----------   -----------     ----------
      5,465,240     7,537,892      4,933,876    4,933,876    11,450,365      3,729,132
    -----------   -----------    -----------   ----------   -----------     ----------
      1,646,983       465,129        --            --            98,706        --
        --            --             --            --           --             --
      5,278,109     6,549,395        --            --           --             --
        --            --             --            --           --             --
    -----------   -----------    -----------   ----------   -----------     ----------
      6,925,092     7,014,524        --            --            98,706        --
    -----------   -----------    -----------   ----------   -----------     ----------
    $12,390,332   $14,552,416    $ 4,933,876   $4,933,876   $11,549,071     $3,729,132
    ===========   ===========    ===========   ==========   ===========     ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments sold....................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized appreciation/
  (depreciation) of investments.......       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations...........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholders from net
  investment income:
  Class A Shares......................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares......................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares......................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares......................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares......................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares......................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares......................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares......................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares......................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period...................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Undistributed net investment
  income/(loss).......................    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    ---------------------------------------------------------------
    MUNDER          MUNDER             MUNDER            MUNDER          MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-    CASH              MONEY           TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE       INVESTMENT        MARKET          MONEY MARKET    MONEY MARKET
    FUND            BOND FUND          FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
    $  5,465,240     $  7,537,892      $   59,437,721    $  4,933,876    $ 11,450,365     $ 3,729,132
       1,646,983          465,129            --               --               98,706         --
       5,278,109        6,549,395            --               --              --              --
    ------------     ------------      --------------    ------------    ------------     -----------
      12,390,332       14,552,416          59,437,721       4,933,876      11,549,071       3,729,132
         (93,706)        (242,762)         (7,095,387)     (1,561,633)     (2,405,167)     (2,143,314)
         (62,279)         (57,279)           --            (1,388,782)        --              --
         (17,036)          (7,765)           --              (691,442)        --              --
      (5,251,226)      (7,054,095)        (42,212,421)             --      (8,390,846)       (883,811)
         (40,302)        (184,917)        (10,129,913)     (1,292,019)       (654,352)       (702,007)
         565,357          (68,115)         (5,455,584)    (18,972,471)        496,194      (4,283,440)
       1,607,218          547,501            --            12,012,910         --              --
         451,937           43,139            --             3,035,186         --              --
     (19,143,736)     (36,535,636)         37,518,162         --           16,300,461      36,536,198
      (2,068,696)      (3,728,833)          6,712,261     (15,211,298)     (4,667,990)     (3,348,834)
    ------------     ------------      --------------    ------------    ------------     -----------
     (11,662,137)     (32,736,346)         38,774,839     (19,135,673)     12,227,371      28,903,924
     140,100,986      215,242,213       1,131,430,150      99,387,026     327,153,927      48,336,467
    ------------     ------------      --------------    ------------    ------------     -----------
    $128,438,849     $182,505,867      $1,170,204,989    $ 80,251,353    $339,381,298     $77,240,391
    ============     ============      ==============    ============    ============     ===========
    $     81,661     $    113,242      $     --          $    --         $    --          $   --
    ============     ============      ==============    ============    ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          -------------------------------------------------------------------------
                                                         MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                          MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                          BOND           BOND           BOND            INCOME         TAX-FREE
                                          FUND           FUND           FUND            FUND           BOND FUND
                                          -------------------------------------------------------------------------
Net Investment income...................  $ 13,514,245   $ 26,895,158    $ 1,432,911    $ 15,861,577   $  2,320,663
Net realized gain/(loss) on investments
  sold..................................    (9,711,501)    (9,924,872)    (1,431,059)     (2,918,816)      (714,614)
Net change in unrealized
  appreciation/(depreciation) of
  investments...........................       938,086       (175,443)       503,403      (4,547,469)      (648,736)
                                          ------------   ------------    -----------    ------------   ------------
Net increase in net assets resulting
  from operations.......................     4,740,830     16,794,843        505,255       8,395,292        957,313
Dividends to shareholder from net
  investment income:
  Class A Shares........................      (155,711)      (530,123)       (18,709)       (353,971)       (50,360)
  Class B Shares........................      (168,744)      (266,276)        (6,250)       (257,459)       (16,967)
  Class C Shares........................       (20,947)       (36,716)        (3,487)        (74,204)        (5,210)
  Class K Shares........................    (2,779,527)   (16,783,321)        (1,754)    (11,504,061)    (2,212,954)
  Class Y Shares........................   (10,236,657)    (9,406,185)    (2,663,379)     (3,652,125)       (60,109)
Distributions to shareholders from net
  realized gains:
  Class A Shares........................       (16,459)       --             --                  (41)       --
  Class B Shares........................       (18,891)       --             --                  (35)       --
  Class C Shares........................        (3,023)       --             --                  (10)       --
  Class K Shares........................      (297,938)       --             --               (1,260)       --
  Class Y Shares........................    (1,136,861)       --             --                 (486)       --
Distributions to shareholders in excess
  of net realized gains:
  Class A Shares........................       --             --             --                 (208)       --
  Class B Shares........................       --             --             --                 (174)       --
  Class C Shares........................       --             --             --                  (49)       --
  Class K Shares........................       --             --             --               (6,320)       --
  Class Y Shares........................       --             --             --               (2,435)       --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares........................       228,993     (2,654,569)        68,356        (351,394)    (1,324,211)
  Class B Shares........................     1,033,108      1,966,814         90,665         703,511       (124,604)
  Class C Shares........................       (73,187)     1,197,812        (45,045)         75,591         (5,241)
  Class K Shares........................    (9,287,513)   (65,340,627)        19,851     (31,082,946)   (17,243,110)
  Class Y Shares........................   (77,801,740)   (61,060,827)   (15,128,858)    (38,640,959)      (125,359)
                                          ------------   ------------    -----------    ------------   ------------
Net decrease in net assets..............   (95,994,267)  (136,119,175)   (17,183,355)    (76,753,743)   (20,210,812)
NET ASSETS
Beginning of period.....................   257,774,767    547,698,055     51,792,976     297,027,643     68,773,262
                                          ------------   ------------    -----------    ------------   ------------
End of period...........................  $161,780,500   $411,578,880    $34,609,621    $220,273,900   $ 48,562,470
                                          ============   ============    ===========    ============   ============
Undistributed net investment
  income/(loss).........................  $    628,603   $    805,996    $  (718,007)   $    660,634   $     29,252
                                          ============   ============    ===========    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    MONEY MARKET FUNDS
---------------------------------   -------------------------------------------------------------
                     MUNDER
      MUNDER         TAX-FREE       MUNDER           MUNDER          MUNDER         MUNDER
      TAX-FREE       SHORT-         CASH             MONEY           TAX-FREE       U.S. TREASURY
      BOND           INTERMEDIATE   INVESTMENT       MARKET          MONEY MARKET   MONEY MARKET
      FUND           BOND FUND      FUND             FUND            FUND           FUND
-------------------------------------------------------------------------------------------------
      $  6,539,032   $  9,149,816   $   68,151,587   $   5,768,391   $ 10,830,783   $  2,968,198
        (1,275,615)       201,891                4          (4,778)       (43,381)       --
        (1,643,941)    (3,196,894)        --              --              --             --
      ------------   ------------   --------------   -------------   ------------   ------------
         3,619,476      6,154,813       68,151,591       5,763,613     10,787,402      2,968,198
           (86,986)      (201,394)      (6,872,015)     (1,537,795)    (2,381,327)      (743,504)
           (39,137)       (39,295)        --              (871,448)       --             --
            (5,827)        (7,806)        --              (318,281)       --             --
        (6,343,987)    (8,715,124)     (46,952,145)       --           (7,794,988)      (971,941)
          (118,009)      (261,441)     (14,327,427)     (3,040,867)      (654,468)    (1,252,753)
           (15,960)       (22,864)        --              --              --             --
            (6,652)        (6,027)        --              --              --             --
            (2,012)          (515)        --              --              --             --
        (1,280,935)    (1,267,334)        --              --              --             --
           (22,655)       (30,994)        --              --              --             --
           --              (1,669)        --              --              --             --
           --                (295)        --              --              --             --
           --             --              --              --              --             --
           --                (801)        --              --              --             --
           --                (962)        --              --              --             --
          (396,261)       175,550      (13,012,440)     19,783,558     13,057,990     (6,409,708)
           217,487        115,449         --            14,872,505        --             --
          (206,371)        98,309         --             6,872,857        --             --
       (35,045,197)   (63,740,501)     (58,127,959)       --          (59,787,068)    (8,337,133)
          (372,967)      (127,041)    (160,968,839)   (111,445,328)    (5,246,658)   (19,701,415)
      ------------   ------------   --------------   -------------   ------------   ------------
       (40,105,993)   (67,879,942)    (232,109,234)    (69,921,186)   (52,019,117)   (34,448,256)
       180,206,979    283,122,155    1,363,539,384     169,308,212    379,173,044     82,784,723
      ------------   ------------   --------------   -------------   ------------   ------------
      $140,100,986   $215,242,213   $1,131,430,150   $  99,387,026   $327,153,927   $ 48,336,467
      ============   ============   ==============   =============   ============   ============
      $     80,970   $    121,835   $     --         $    --         $    --        $    --
      ============   ============   ==============   =============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
--------------------------------------------------------------------------------

                                                          INCOME FUNDS
                                                          ------------------------------------------------------------
                                                                          MUNDER         MUNDER           MUNDER U.S.
                                                          MUNDER          INTERMEDIATE   INTERNATIONAL    GOVERNMENT
                                                          BOND            BOND           BOND             INCOME
                                                          FUND            FUND           FUND             FUND
                                                          ------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................    $ 12,258,122    $ 37,712,268    $1,122,601      $ 17,031,568
Issued as reinvestment of dividends...................         204,074         342,860       --                204,405
Redeemed..............................................      (9,015,088)    (36,028,963)     (133,778)      (13,203,544)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  3,447,108    $  2,026,165    $  988,823      $  4,032,429
                                                          ============    ============    ==========      ============
CLASS B SHARES:
Sold..................................................    $  8,203,407    $  7,538,020    $   65,601      $ 12,983,277
Issued as reinvestment of dividends...................         139,835         148,851       --                136,626
Redeemed..............................................      (5,087,570)     (5,950,335)     (141,265)       (8,094,447)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  3,255,672    $  1,736,536    $  (75,664)     $  5,025,456
                                                          ============    ============    ==========      ============
CLASS C SHARES:
Sold..................................................    $  2,386,286    $  9,280,084    $   47,617      $  4,741,604
Issued as reinvestment of dividends...................          15,178          24,514       --                 31,657
Redeemed..............................................      (1,807,216)    (10,227,753)      (35,441)       (3,732,907)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $    594,248    $   (923,155)   $   12,176      $  1,040,354
                                                          ============    ============    ==========      ============
CLASS K SHARES:
Sold..................................................    $ 15,983,530    $ 37,445,911    $   75,000      $ 23,214,596
Issued as reinvestment of dividends...................           5,256          19,489       --                  5,156
Redeemed..............................................      (8,565,635)    (58,853,003)      (20,072)      (36,896,747)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  7,423,151    $(21,387,603)   $   54,928      $(13,676,995)
                                                          ============    ============    ==========      ============
CLASS Y SHARES:
Sold..................................................    $ 24,738,086    $ 15,323,102    $  478,127      $  6,088,091
Issued as reinvestment of dividends...................          42,284          91,829       --                 14,844
Redeemed..............................................     (31,975,322)    (40,747,907)     (876,846)      (10,262,025)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $ (7,194,952)   $(25,332,976)   $ (398,719)     $ (4,159,090)
                                                          ============    ============    ==========      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------
    MUNDER         MUNDER          MUNDER
    MICHIGAN       TAX-FREE        TAX-FREE SHORT-
    TAX-FREE       BOND            INTERMEDIATE
    BOND FUND      FUND            BOND FUND
--------------------------------------------------
    $ 1,414,194    $  6,913,688     $  2,800,598
         40,862          45,040          117,361
       (659,924)     (6,393,371)      (2,986,074)
    -----------    ------------     ------------
    $   795,132    $    565,357     $    (68,115)
    ===========    ============     ============
    $   525,548    $  3,732,659     $  2,477,298
         10,233          25,156            9,504
       (389,228)     (2,150,597)      (1,939,301)
    -----------    ------------     ------------
    $   146,553    $  1,607,218     $    547,501
    ===========    ============     ============
    $    67,179    $  1,212,464     $    616,684
            507           2,610              478
        (81,442)       (763,137)        (574,023)
    -----------    ------------     ------------
    $   (13,756)   $    451,937     $     43,139
    ===========    ============     ============
    $ 7,132,990    $  8,022,173     $ 11,440,601
             71             552            6,189
     (9,604,528)    (27,166,461)     (47,982,426)
    -----------    ------------     ------------
    $(2,471,467)   $(19,143,736)    $(36,535,636)
    ===========    ============     ============
    $   620,430    $    387,345     $    399,414
         16,394           1,659            5,360
       (580,047)     (2,457,700)      (4,133,607)
    -----------    ------------     ------------
    $    56,777    $ (2,068,696)    $ (3,728,833)
    ===========    ============     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             --------------------------------------------------------------
                                                                           MUNDER          MUNDER           MUNDER
                                                             MUNDER        INTERMEDIATE    INTERNATIONAL    U.S. GOVERNMENT
                                                             BOND          BOND            BOND             INCOME
                                                             FUND          FUND            FUND             FUND
                                                             --------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.....................................................     1,288,438      4,063,029        125,165           1,682,863
Issued as reinvestment of dividends......................        21,560         36,918         --                  20,178
Redeemed.................................................      (950,690)    (3,881,438)       (14,940)         (1,310,692)
                                                             ----------    -----------       --------         -----------
Net increase/(decrease)..................................       359,308        218,509        110,225             392,349
                                                             ==========    ===========       ========         ===========
CLASS B SHARES:
Sold.....................................................       862,472        811,089          7,355           1,273,224
Issued as reinvestment of dividends......................        14,804         16,057         --                  13,476
Redeemed.................................................      (538,405)      (641,844)       (15,957)           (801,012)
                                                             ----------    -----------       --------         -----------
Net increase/(decrease)..................................       338,871        185,302         (8,602)            485,688
                                                             ==========    ===========       ========         ===========
CLASS C SHARES:
Sold.....................................................       248,894        991,213          5,318             465,840
Issued as reinvestment of dividends......................         1,595          2,626         --                   3,134
Redeemed.................................................      (189,512)    (1,094,827)        (3,994)           (369,022)
                                                             ----------    -----------       --------         -----------
Net increase/(decrease)..................................        60,977       (100,988)         1,324              99,952
                                                             ==========    ===========       ========         ===========
CLASS K SHARES:
Sold.....................................................     1,686,037      4,010,728          8,495           2,286,058
Issued as reinvestment of dividends......................           557          2,102         --                     512
Redeemed.................................................      (904,909)    (6,337,228)        (2,233)         (3,665,002)
                                                             ----------    -----------       --------         -----------
Net increase/(decrease)..................................       781,685     (2,324,398)         6,262          (1,378,432)
                                                             ==========    ===========       ========         ===========
CLASS Y SHARES:
Sold.....................................................     2,615,645      1,648,024         52,909             600,042
Issued as reinvestment of dividends......................         4,532          9,901         --                   1,475
Redeemed.................................................    (3,383,691)    (4,390,427)       (98,365)         (1,017,225)
                                                             ----------    -----------       --------         -----------
Net increase/(decrease)..................................      (763,514)    (2,732,502)       (45,456)           (415,708)
                                                             ==========    ===========       ========         ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------
    MUNDER       MUNDER        MUNDER
    MICHIGAN     TAX-FREE      TAX-FREE SHORT-
    TAX-FREE     BOND          INTERMEDIATE
    BOND FUND    FUND          BOND FUND
----------------------------------------------
     144,154        674,347            272,887
       4,158          4,434             11,422
     (67,383)      (624,318)          (288,813)
    ---------    ----------    ---------------
      80,929         54,463             (4,504)
    =========    ==========    ===============
      53,221        369,333            240,503
       1,040          2,470                922
     (39,905)      (212,900)          (187,324)
    ---------    ----------    ---------------
      14,356        158,903             54,101
    =========    ==========    ===============
       6,813        118,699             59,394
          52            254                 46
      (8,231)       (74,333)           (55,141)
    ---------    ----------    ---------------
      (1,366)        44,620              4,299
    =========    ==========    ===============
     725,138        788,352          1,113,103
           7             55                603
    (977,970)    (2,671,442)        (4,673,605)
    ---------    ----------    ---------------
    (252,825)    (1,883,035)        (3,559,899)
    =========    ==========    ===============
      62,447         37,883             38,788
       1,650            163                516
     (59,523)      (245,417)          (404,223)
    ---------    ----------    ---------------
       4,574       (207,371)          (364,919)
    =========    ==========    ===============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                    MONEY MARKET FUNDS
                                                    ----------------------------------------------------------------
                                                    MUNDER           MUNDER           MUNDER           MUNDER
                                                    CASH             MONEY            TAX-FREE         U.S. TREASURY
                                                    INVESTMENT       MARKET           MONEY MARKET     MONEY MARKET
                                                    FUND             FUND             FUND             FUND
                                                    ----------------------------------------------------------------
CLASS A SHARES:
Sold............................................    $ 779,789,829    $ 784,165,135    $ 107,467,176    $ 187,100,016
Issued as reinvestment of dividends.............        6,735,954        1,009,319        2,405,756        2,133,786
Redeemed........................................     (791,981,367)    (804,146,925)    (109,376,738)    (193,517,242)
                                                    -------------    -------------    -------------    -------------
Net increase/(decrease).........................    $  (5,455,584)   $ (18,972,471)   $     496,194    $  (4,283,440)
                                                    =============    =============    =============    =============
CLASS B SHARES:
Sold............................................                     $  82,699,977
Issued as reinvestment of dividends.............                         1,194,688
Redeemed........................................                       (71,881,755)
                                                                     -------------
Net increase....................................                     $  12,012,910
                                                                     =============
CLASS C SHARES:
Sold............................................                     $ 100,808,864
Issued as reinvestment of dividends.............                           589,201
Redeemed........................................                       (98,362,879)
                                                                     -------------
Net increase....................................                     $   3,035,186
                                                                     =============
CLASS K SHARES:
Sold............................................    $ 931,309,256                     $ 458,601,604    $  83,492,008
Issued as reinvestment of dividends.............           10,492                             4,701                4
Redeemed........................................     (893,801,586)                     (442,305,844)     (46,955,814)
                                                    -------------                     -------------    -------------
Net increase....................................    $  37,518,162                     $  16,300,461    $  36,536,198
                                                    =============                     =============    =============
CLASS Y SHARES:
Sold............................................    $ 523,705,249    $   2,882,661    $  42,748,548    $  34,986,935
Issued as reinvestment of dividends.............          158,391        1,288,770           53,823              520
Redeemed........................................     (517,151,379)     (19,382,729)     (47,470,361)     (38,336,289)
                                                    -------------    -------------    -------------    -------------
Net increase/(decrease).........................    $   6,712,261    $ (15,211,298)   $  (4,667,990)   $  (3,348,834)
                                                    =============    =============    =============    =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
--------------------------------------------------------------------------------

                                                       INCOME FUNDS
                                                       -------------------------------------------------------------
                                                                        MUNDER          MUNDER          MUNDER U.S.
                                                       MUNDER           INTERMEDIATE    INTERNATIONAL   GOVERNMENT
                                                       BOND             BOND            BOND            INCOME
                                                       FUND             FUND            FUND            FUND
                                                       -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold...............................................    $   2,605,086    $ 37,148,259    $     96,210    $ 44,260,485
Issued as reinvestment of dividends................          127,590         408,605          14,944         195,354
Redeemed...........................................       (2,503,683)    (40,211,433)        (42,798)    (44,807,233)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $     228,993    $ (2,654,569)   $     68,356    $   (351,394)
                                                       =============    ============    ============    ============
CLASS B SHARES:
Sold...............................................    $   6,022,115    $ 14,238,146    $    162,072    $ 12,657,887
Issued as reinvestment of dividends................           77,013         122,652             164          61,639
Redeemed...........................................       (5,066,020)    (12,393,984)        (71,571)    (12,016,015)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $   1,033,108    $  1,966,814    $     90,665    $    703,511
                                                       =============    ============    ============    ============
CLASS C SHARES:
Sold...............................................    $     798,871    $  7,537,340    $    160,563    $  4,635,777
Issued as reinvestment.............................            5,919           9,885              41          43,040
Redeemed...........................................         (877,977)     (6,349,413)       (205,649)     (4,603,226)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $     (73,187)   $  1,197,812    $    (45,045)   $     75,591
                                                       =============    ============    ============    ============
CLASS K SHARES:
Sold...............................................    $  12,226,310    $ 36,424,238    $     82,295    $ 28,514,772
Issued as reinvestment.............................            4,933          21,238         --                4,528
Redeemed...........................................      (21,518,756)   (101,786,103)        (62,444)    (59,602,246)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $  (9,287,513)   $(65,340,627)   $     19,851    $(31,082,946)
                                                       =============    ============    ============    ============
CLASS Y SHARES:
Sold...............................................    $  23,033,945    $ 26,253,862    $  6,731,271    $ 16,598,813
Issued as reinvestment.............................          188,714         149,075       1,058,142          21,115
Redeemed...........................................     (101,024,399)    (87,463,764)    (22,918,271)    (55,260,887)
                                                       -------------    ------------    ------------    ------------
Net decrease.......................................    $ (77,801,740)   $(61,060,827)   $(15,128,858)   $(38,640,959)
                                                       =============    ============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------
    MUNDER          MUNDER          MUNDER
    MICHIGAN        TAX-FREE        TAX-FREE SHORT-
    TAX-FREE        BOND            INTERMEDIATE
    BOND FUND       FUND            BOND FUND
---------------------------------------------------
    $  1,336,396    $  3,139,928     $  8,678,726
          35,958          39,488          117,637
      (2,696,565)     (3,575,677)      (8,620,813)
    ------------    ------------     ------------
    $ (1,324,211)   $   (396,261)    $    175,550
    ============    ============     ============
    $    253,749    $  2,410,885     $  1,486,556
          11,876          11,414            3,655
        (390,229)     (2,204,812)      (1,374,762)
    ------------    ------------     ------------
    $   (124,604)   $    217,487     $    115,449
    ============    ============     ============
    $    275,141    $    261,760     $    950,416
             224           4,073            2,002
        (280,606)       (472,204)        (854,109)
    ------------    ------------     ------------
    $     (5,241)   $   (206,371)    $     98,309
    ============    ============     ============
    $ 12,796,896    $ 20,430,210     $ 16,440,106
              11           4,044            8,208
     (30,040,017)    (55,479,451)     (80,188,815)
    ------------    ------------     ------------
    $(17,243,110)   $(35,045,197)    $(63,740,501)
    ============    ============     ============
    $     92,272    $    641,112     $  2,300,953
          15,087           5,308            1,687
        (232,718)     (1,019,387)      (2,429,681)
    ------------    ------------     ------------
    $   (125,359)   $   (372,967)    $   (127,041)
    ============    ============     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             -----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND           BOND            BOND             INCOME
                                                             FUND           FUND            FUND             FUND
                                                             -----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................      279,833      4,075,019           10,344      4,516,890
Issued as reinvestment.....................................       13,693         44,823            1,536         19,965
Redeemed...................................................     (267,821)    (4,407,700)          (4,604)    (4,580,049)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................       25,705       (287,858)           7,276        (43,194)
                                                             ===========    ===========      ===========     ==========
CLASS B SHARES:
Sold.......................................................      646,693      1,566,878           17,530      1,293,521
Issued as reinvestment.....................................        8,298         13,515               17          6,301
Redeemed...................................................     (545,980)    (1,366,347)          (7,661)    (1,229,162)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................      109,011        214,046            9,886         70,660
                                                             ===========    ===========      ===========     ==========
CLASS C SHARES:
Sold.......................................................       85,317        830,592           16,718        475,106
Issued as reinvestment.....................................          631          1,088                4          4,402
Redeemed...................................................      (94,127)      (700,068)         (21,369)      (472,264)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................       (8,179)       131,612           (4,647)         7,244
                                                             ===========    ===========      ===========     ==========
CLASS K SHARES:
Sold.......................................................    1,306,555      3,993,135            8,555      2,904,305
Issued as reinvestment.....................................          530          2,340          --                 463
Redeemed...................................................   (2,316,585)   (11,152,959)          (6,628)    (6,054,794)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................   (1,009,500)    (7,157,484)           1,927     (3,150,026)
                                                             ===========    ===========      ===========     ==========
CLASS Y SHARES:
Sold.......................................................    2,467,312      2,881,058          704,786      1,700,532
Issued as reinvestment of dividends........................       20,382         16,358          108,433          2,154
Redeemed...................................................  (10,895,890)    (9,610,294)      (2,417,907)    (5,696,135)
                                                             -----------    -----------      -----------     ----------
Net decrease...............................................   (8,408,196)    (6,712,878)      (1,604,688)    (3,993,449)
                                                             ===========    ===========      ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------
    MUNDER       MUNDER       MUNDER
    MICHIGAN     TAX-FREE     TAX-FREE SHORT-
    TAX-FREE     BOND         INTERMEDIATE
    BOND FUND    FUND         BOND FUND
---------------------------------------------
       143,714      324,697         866,469
         3,837        4,068          11,692
      (288,608)    (370,490)       (858,410)
    ----------   ----------     -----------
      (141,057)     (41,725)         19,751
    ==========   ==========     ===========
        27,090      249,673         147,572
         1,269        1,175             364
       (41,219)    (228,402)       (136,543)
    ----------   ----------     -----------
       (12,860)      22,446          11,393
    ==========   ==========     ===========
        29,626       26,666          93,999
            24          416             198
       (29,956)     (47,780)        (84,420)
    ----------   ----------     -----------
          (306)     (20,698)          9,777
    ==========   ==========     ===========
     1,368,161    2,102,158       1,626,166
        --              417             815
    (3,215,910)  (5,684,563)     (7,940,434)
    ----------   ----------     -----------
    (1,847,749)  (3,581,988)     (6,313,453)
    ==========   ==========     ===========
         9,867       64,994         228,364
         1,611          546             167
       (24,746)    (104,250)       (239,551)
    ----------   ----------     -----------
       (13,268)     (38,710)        (11,020)
    ==========   ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                            MONEY MARKET FUNDS
                                            --------------------------------------------------------------------------
                                            MUNDER               MUNDER               MUNDER             MUNDER
                                            CASH                 MONEY                TAX-FREE           U.S. TREASURY
                                            INVESTMENT           MARKET               MONEY MARKET       MONEY MARKET
                                            FUND                 FUND                 FUND               FUND
                                            --------------------------------------------------------------------------
CLASS A SHARES:
Sold....................................    $ 1,227,220,287      $ 1,481,616,119      $ 139,947,153      $ 151,524,118
Issued as reinvestment of dividends.....          6,422,322              926,429          2,379,403            717,919
Redeemed................................     (1,246,655,049)      (1,462,758,990)      (129,268,566)      (158,651,745)
                                            ---------------      ---------------      -------------      -------------
Net increase/(decrease).................    $   (13,012,440)     $    19,783,558      $  13,057,990      $  (6,409,708)
                                            ===============      ===============      =============      =============
CLASS B SHARES:
Sold....................................                         $   117,038,905
Issued as reinvestment of dividends.....                                 737,004
Redeemed................................                            (102,903,404)
                                                                 ---------------
Net increase............................                         $    14,872,505
                                                                 ===============
CLASS C SHARES:
Sold....................................                         $   115,644,584
Issued as reinvestment..................                                 243,953
Redeemed................................                            (109,015,680)
                                                                 ---------------
Net increase............................                         $     6,872,857
                                                                 ===============
CLASS K SHARES:
Sold....................................    $   916,613,795                           $ 287,756,588      $  62,056,995
Issued as reinvestment..................             10,638                                   4,371                  4
Redeemed................................       (974,752,392)                           (347,548,027)       (70,394,132)
                                            ---------------                           -------------      -------------
Net decrease............................    $   (58,127,959)                          $ (59,787,068)     $  (8,337,133)
                                            ===============                           =============      =============
CLASS Y SHARES:
Sold....................................    $   590,600,621      $    60,582,876      $  40,432,396      $  44,899,569
Issued as reinvestment..................            138,578            3,005,563             51,898            327,792
Redeemed................................       (751,708,038)        (175,033,767)       (45,730,952)       (64,928,776)
                                            ---------------      ---------------      -------------      -------------
Net decrease............................    $  (160,968,839)     $  (111,445,328)     $  (5,246,658)     $ (19,701,415)
                                            ===============      ===============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................      $ 9.23          $ 9.62          $ 9.99          $ 9.58        $ 9.53
                                                            ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................        0.60            0.57            0.57            0.59          0.60
Net realized and unrealized gain/(loss) on
  investments.........................................        0.28           (0.33)          (0.39)           0.39          0.03
                                                            ------          ------          ------          ------        ------
Total from investment operations......................        0.88            0.24            0.18            0.98          0.63
                                                            ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.62)          (0.57)          (0.55)          (0.57)        (0.58)
Distributions from net realized capital gain..........       --              (0.06)          --              --             --
                                                            ------          ------          ------          ------        ------
Total distributions...................................       (0.62)          (0.63)          (0.55)          (0.57)        (0.58)
                                                            ------          ------          ------          ------        ------
Net asset value, end of period........................      $ 9.49          $ 9.23          $ 9.62          $ 9.99        $ 9.58
                                                            ======          ======          ======          ======        ======
TOTAL RETURN(B).......................................        9.80%           2.57%           1.72%          10.45%         6.84%
                                                            ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................      $6,139          $2,652          $2,515          $1,529        $  818
Ratio of operating expenses to average net assets.....        0.98%           0.99%           0.97%           0.96%         0.96%
Ratio of net investment income to average net
  assets..............................................        6.30%           6.10%           5.77%           5.93%         6.34%
Portfolio turnover rate...............................         347%            205%            142%            222%          279%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................        0.98%           0.99%           0.97%           0.96%         0.96%

------------
(a) The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
---------------------------------------------------------------------------
      $ 9.23          $ 9.61          $ 9.99          $ 9.57        $ 9.53
      ------          ------          ------          ------        ------
        0.53            0.50            0.50            0.51          0.54
        0.29           (0.32)          (0.41)           0.40          0.02
      ------          ------          ------          ------        ------
        0.82            0.18            0.09            0.91          0.56
      ------          ------          ------          ------        ------
       (0.55)          (0.50)          (0.47)          (0.49)        (0.52)
       --              (0.06)          --              --             --
      ------          ------          ------          ------        ------
       (0.55)          (0.56)          (0.47)          (0.49)        (0.52)
      ------          ------          ------          ------        ------
      $ 9.50          $ 9.23          $ 9.61          $ 9.99        $ 9.57
      ======          ======          ======          ======        ======
        9.10%           1.90%           0.86%           9.75%         5.97%
      ======          ======          ======          ======        ======
      $6,833          $3,514          $2,610          $  685        $  559
        1.73%           1.74%           1.72%           1.72%         1.71%
        5.55%           5.35%           5.02%           5.18%         5.59%
         347%            205%            142%            222%          279%
        1.73%           1.74%           1.72%           1.72%         1.71%

                       See Notes to Financial Statements.

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................      $ 9.27          $ 9.66          $10.03          $ 9.60        $ 9.52
                                                            ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................        0.53            0.50            0.50            0.52          0.66
Net realized and unrealized gain/(loss) on
  investments.........................................        0.29           (0.33)          (0.40)           0.40         (0.08)
                                                            ------          ------          ------          ------        ------
Total from investment operations......................        0.82            0.17            0.10            0.92          0.58
                                                            ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.55)          (0.50)          (0.47)          (0.49)        (0.50)
Distributions from net realized capital gain..........       --              (0.06)          --              --             --
                                                            ------          ------          ------          ------        ------
Total distributions...................................       (0.55)          (0.56)          (0.47)          (0.49)        (0.50)
                                                            ------          ------          ------          ------        ------
Net asset value, end of period........................      $ 9.54          $ 9.27          $ 9.66          $10.03        $ 9.60
                                                            ======          ======          ======          ======        ======
TOTAL RETURN(B).......................................        9.06%           1.79%           0.95%           9.84%         6.19%
                                                            ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................      $  930          $  338          $  431          $   63        $   45
Ratio of operating expenses to average net assets.....        1.73%           1.74%           1.72%           1.72%         1.71%
Ratio of net investment income to average net
  assets..............................................        5.55%           5.35%           5.02%           5.18%         5.59%
Portfolio turnover rate...............................         347%            205%            142%            222%          279%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................        1.73%           1.74%           1.72%           1.72%         1.71%

------------
(a) The Munder Bond Fund Class C Shares and Class Y Shares commenced operations on March 25, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR            YEAR
    ENDED           ENDED           ENDED           ENDED           ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
----------------------------------------------------------------------------
     $   9.24        $   9.62        $   9.99        $   9.58       $   9.53
     --------        --------        --------        --------       --------
         0.62            0.59            0.60            0.61           0.63
         0.29           (0.32)          (0.40)           0.39           0.03
     --------        --------        --------        --------       --------
         0.91            0.27            0.20            1.00           0.66
     --------        --------        --------        --------       --------
        (0.65)          (0.59)          (0.57)          (0.59)         (0.61)
       --               (0.06)         --              --              --
     --------        --------        --------        --------       --------
        (0.65)          (0.65)          (0.57)          (0.59)         (0.61)
     --------        --------        --------        --------       --------
     $   9.50        $   9.24        $   9.62        $   9.99       $   9.58
     ========        ========        ========        ========       ========
        10.07%           2.94%           1.97%          10.72%          7.09%
     ========        ========        ========        ========       ========
     $111,198        $115,171        $200,753        $221,427       $113,493
         0.73%           0.74%           0.72%           0.72%          0.71%
         6.55%           6.35%           6.02%           6.18%          6.59%
          347%            205%            142%            222%           279%
         0.73%           0.74%           0.72%           0.72%          0.71%

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR         YEAR            YEAR            YEAR            YEAR
                                                          ENDED        ENDED           ENDED           ENDED           ENDED
                                                          6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................    $ 9.09        $  9.28         $   9.51        $  9.33         $  9.31
                                                          ------        -------         --------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................      0.54           0.52             0.51           0.55            0.55
Net realized and unrealized gain/(loss) on
  investments.........................................      0.31          (0.19)           (0.23)          0.16            0.02
                                                          ------        -------         --------        -------         -------
Total from investment operations......................      0.85           0.33             0.28           0.71            0.57
                                                          ------        -------         --------        -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................     (0.55)         (0.52)           (0.51)         (0.53)          (0.55)
                                                          ------        -------         --------        -------         -------
Total distributions...................................     (0.55)         (0.52)           (0.51)         (0.53)          (0.55)
                                                          ------        -------         --------        -------         -------
Net asset value, end of period........................    $ 9.39        $  9.09         $   9.28        $  9.51         $  9.33
                                                          ======        =======         ========        =======         =======
TOTAL RETURN(B).......................................      9.60%          3.68%            2.93%          7.84%           6.34%
                                                          ======        =======         ========        =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................    $9,768        $ 7,474         $ 10,293        $ 7,387         $ 6,104
Ratio of operating expenses to average net assets.....      0.96%          0.96%            0.95%          0.93%           0.93%
Ratio of net investment income to average net
  assets..............................................      5.87%          5.65%            5.38%          5.77%           5.91%
Portfolio turnover rate...............................       179%           130%             128%           194%            325%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................      0.96%          0.96%            0.95%          0.93%           0.93%

------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
---------------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR            YEAR
    ENDED        ENDED           ENDED           ENDED           ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
---------------------------------------------------------------------------
    $ 9.07        $  9.25         $  9.49         $  9.32          $9.30
    ------        -------         -------         -------          -----
      0.48           0.45            0.44            0.47           0.48
      0.29          (0.18)          (0.24)           0.16           0.03
    ------        -------         -------         -------          -----
      0.77           0.27            0.20            0.63           0.51
    ------        -------         -------         -------          -----
     (0.48)         (0.45)          (0.44)          (0.46)         (0.49)
    ------        -------         -------         -------          -----
     (0.48)         (0.45)          (0.44)          (0.46)         (0.49)
    ------        -------         -------         -------          -----
    $ 9.36        $  9.07         $  9.25         $  9.49          $9.32
    ======        =======         =======         =======          =====
      8.69%          3.03%           2.06%           6.94%          5.60%
    ======        =======         =======         =======          =====
    $7,563        $ 5,645         $ 3,779         $   598          $ 464
      1.71%          1.71%           1.70%           1.68%          1.68%
      5.12%          4.90%           4.63%           5.02%          5.16%
       179%           130%            128%            194%           325%
      1.71%          1.71%           1.70%           1.68%          1.68%

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR         YEAR            YEAR            YEAR            YEAR
                                                          ENDED        ENDED           ENDED           ENDED           ENDED
                                                          6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period................      $ 9.11         $9.26           $9.50           $9.35           $9.31
                                                          ------         -----           -----           -----           -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.51          0.45            0.44            0.48            0.45
Net realized and unrealized gain/(loss) on
  investments.......................................        0.26         (0.15)          (0.24)           0.13            0.08
                                                          ------         -----           -----           -----           -----
Total from investment operations....................        0.77          0.30            0.20            0.61            0.53
                                                          ------         -----           -----           -----           -----
LESS DISTRIBUTIONS:
Dividends from net investment income................       (0.48)        (0.45)          (0.44)          (0.46)          (0.49)
                                                          ------         -----           -----           -----           -----
Total distributions.................................       (0.48)        (0.45)          (0.44)          (0.46)          (0.49)
                                                          ------         -----           -----           -----           -----
Net asset value, end of period......................      $ 9.40         $9.11           $9.26           $9.50           $9.35
                                                          ======         =====           =====           =====           =====
TOTAL RETURN(B).....................................        8.65%         3.37%           2.06%           6.69%           5.77%
                                                          ======         =====           =====           =====           =====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $  904         $1,796          $ 608           $  70           $  58
Ratio of operating expenses to average net assets...        1.71%         1.71%           1.70%           1.68%           1.68%
Ratio of net investment income to average net
  assets............................................        5.12%         4.91%           4.63%           5.02%           5.16%
Portfolio turnover rate.............................         179%          130%            128%            194%            325%
Ratio of operating expenses to average net assets
  without expenses reimbursed.......................        1.71%         1.71%           1.70%           1.68%           1.68%

------------
(a) The Munder Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
----------------------------------------------------------------------------
    YEAR          YEAR            YEAR            YEAR            YEAR
    ENDED         ENDED           ENDED           ENDED           ENDED
    6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
----------------------------------------------------------------------------
    $   9.08       $   9.26        $   9.50        $   9.33        $   9.31
    --------       --------        --------        --------        --------
        0.58           0.54            0.54            0.57            0.57
        0.29          (0.18)          (0.25)           0.16            0.03
    --------       --------        --------        --------        --------
        0.87           0.36            0.29            0.73            0.60
    --------       --------        --------        --------        --------
       (0.57)         (0.54)          (0.53)          (0.56)          (0.58)
    --------       --------        --------        --------        --------
       (0.57)         (0.54)          (0.53)          (0.56)          (0.58)
    --------       --------        --------        --------        --------
    $   9.38       $   9.08        $   9.26        $   9.50        $   9.33
    ========       ========        ========        ========        ========
        9.88%          4.06%           3.08%           7.99%           6.60%
    ========       ========        ========        ========        ========
    $107,226       $128,663        $193,396        $226,856        $161,606
        0.71%          0.71%           0.70%           0.68%           0.68%
        6.12%          5.90%           5.63%           6.02%           6.16%
         179%           130%            128%            194%            825%
        0.71%          0.71%           0.70%           0.68%           0.68%

                       See Notes to Financial Statements.

           Munder International Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                           A SHARES
                                                             --------------------------------------------------------------------
                                                             YEAR            YEAR            YEAR            YEAR         PERIOD
                                                             ENDED           ENDED           ENDED           ENDED        ENDED
                                                             6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                                             --------------------------------------------------------------------
Net asset value, beginning of period...................        $ 9.29          $ 9.74          $ 9.66        $ 9.82       $ 9.98
                                                               ------          ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................          0.25            0.28            0.30          0.20         0.10
Net realized and unrealized gain/(loss) on
  investments..........................................         (0.94)          (0.23)           0.11         (0.11)       (0.18)
                                                               ------          ------          ------        ------       ------
Total from investment operations.......................         (0.69)           0.05            0.41          0.09        (0.08)
                                                               ------          ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income...................         --              (0.50)          (0.18)        (0.23)       (0.08)
Distributions from net realized gains..................         --              --              (0.15)        (0.02)        --
                                                               ------          ------          ------        ------       ------
Total distributions....................................         --              (0.50)          (0.33)        (0.25)       (0.08)
                                                               ------          ------          ------        ------       ------
Net asset value, end of period.........................        $ 8.60          $ 9.29          $ 9.74        $ 9.66       $ 9.82
                                                               ======          ======          ======        ======       ======
TOTAL RETURN(B)........................................         (7.43)%          0.35%           3.93%         0.86%       (0.84)%
                                                               ======          ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................        $1,327          $  410          $  359        $  160       $  168
Ratio of operating expenses to average net assets......          1.10%           1.16%           1.14%         1.11%        1.14%(d)
Ratio of net investment income to average net assets...          2.78%           2.94%           2.95%         3.53%        3.61%(d)
Portfolio turnover rate................................            87%            138%             59%           81%          75%
Ratio of operating expenses to average net assets
  without expenses reimbursed..........................          1.10%           1.16%           1.14%         1.11%        1.18%(d)

------------
(a) The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         PERIOD
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
------------------------------------------------------------------------
      $ 9.23          $ 9.72          $ 9.66        $ 9.83       $ 9.85
      ------          ------          ------        ------       ------
        0.18            0.21            0.23          0.18         0.01
       (0.93)          (0.23)           0.11         (0.15)       (0.03)
      ------          ------          ------        ------       ------
       (0.75)          (0.02)           0.34          0.03        (0.02)
      ------          ------          ------        ------       ------
       --              (0.47)          (0.13)        (0.18)        --
       --              --              (0.15)        (0.02)        --
      ------          ------          ------        ------       ------
       --              (0.47)          (0.28)        (0.20)        --
      ------          ------          ------        ------       ------
      $ 8.48          $ 9.23          $ 9.72        $ 9.66       $ 9.83
      ======          ======          ======        ======       ======
       (8.13)%         (0.44)%          3.15%         0.26%       (0.20)%
      ======          ======          ======        ======       ======
      $  132          $  223          $  138        $  107       $   21
        1.85%           1.91%           1.89%         1.86%        1.89%(d)
        2.03%           2.19%           2.24%         2.78%        2.86%(d)
          87%            138%             59%           81%          75%
            %
        1.85            1.91%           1.89%         1.86%        1.93%(d)

                       See Notes to Financial Statements.

           Munder International Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                         C SHARES
                                                                  -------------------------------------------------------
                                                                  YEAR            YEAR            YEAR            PERIOD
                                                                  ENDED           ENDED           ENDED           ENDED
                                                                  6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98
                                                                  -------------------------------------------------------
Net asset value, beginning of period........................        $ 9.29          $ 9.77          $ 9.73        $ 9.84
                                                                    ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................          0.18            0.21            0.22          0.01
Net realized and unrealized gain/(loss) on investments......         (0.86)          (0.22)           0.10         (0.11)
                                                                    ------          ------          ------        ------
Total from investment operations............................         (0.68)          (0.01)           0.32         (0.10)
                                                                    ------          ------          ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................         --              (0.47)          (0.13)        (0.01)
Distributions from net realized gains.......................         --              --              (0.15)         --
                                                                    ------          ------          ------        ------
Total distributions.........................................         --              (0.47)          (0.28)        (0.01)
                                                                    ------          ------          ------        ------
Net asset value, end of period..............................        $ 8.61          $ 9.29          $ 9.77        $ 9.73
                                                                    ======          ======          ======        ======
TOTAL RETURN(B).............................................         (7.32)%         (0.34)%          2.92%        (0.84)%
                                                                    ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................        $   37          $   28          $   75        $   31
Ratio of operating expenses to average net assets...........          1.85%           1.91%           1.89%         1.87%(d)
Ratio of net investment income to average net assets........          2.03%           2.19%           2.14%         2.79%(d)
Portfolio turnover rate.....................................            87%            138%             59%           81%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................          1.85%           1.91%           1.89%         1.87%(d)

------------
(a) The Munder International Bond Fund Class C Shares and Class Y Shares commenced operations on June 4, 1998 and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         PERIOD
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
------------------------------------------------------------------------
     $  9.33         $  9.77         $  9.68        $  9.83      $ 10.00
     -------         -------         -------        -------      -------
        0.27            0.31            0.34           0.22         0.25
       (0.94)          (0.24)           0.10          (0.11)       (0.34)
     -------         -------         -------        -------      -------
       (0.67)           0.07            0.44           0.11        (0.09)
     -------         -------         -------        -------      -------
       --              (0.51)          (0.20)         (0.24)       (0.08)
       --              --              (0.15)         (0.02)       --
     -------         -------         -------        -------      -------
       --              (0.51)          (0.35)         (0.26)       (0.08)
     -------         -------         -------        -------      -------
     $  8.66         $  9.33         $  9.77        $  9.68      $  9.83
     =======         =======         =======        =======      =======
       (7.18)%          0.57%           4.21%          1.12%       (0.90)%
     =======         =======         =======        =======      =======
     $31,083         $33,905         $51,193        $49,834      $51,679
        0.85%           0.91%           0.89%          0.86%        0.89%(d)
        3.03%           3.20%           3.26%          3.78%        3.86%(d)
          87%            138%             59%            81%          75%
        0.85%           0.91%           0.89%          0.86%        0.93%(d)

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                            A SHARES
                                                                -----------------------------------------------------------------
                                                                YEAR         YEAR            YEAR            YEAR         YEAR
                                                                ENDED        ENDED           ENDED           ENDED        ENDED
                                                                6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                                                -----------------------------------------------------------------
Net asset value, beginning of period........................    $ 9.79         $10.03          $10.38        $10.09       $ 9.98
                                                                ------         ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.60           0.59            0.59          0.61         0.65
Net realized and unrealized gain/(loss) on investments......      0.42          (0.23)          (0.37)         0.35         0.07
                                                                ------         ------          ------        ------       ------
Total from investment operations............................      1.02           0.36            0.22          0.96         0.72
                                                                ------         ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.61)         (0.60)          (0.55)        (0.61)       (0.61)
Distributions from net realized gains.......................      --            (0.00)(d)       (0.01)        (0.06)       (0.00)(d)
Distributions in excess of net realized gains...............      --            (0.00)(d)       (0.01)         --           --
                                                                ------         ------          ------        ------       ------
Total distributions.........................................     (0.61)         (0.60)          (0.57)        (0.67)       (0.61)
                                                                ------         ------          ------        ------       ------
Net asset value, end of period..............................    $10.20         $ 9.79          $10.03        $10.38       $10.09
                                                                ======         ======          ======        ======       ======
TOTAL RETURN(B).............................................     10.52%          3.84%           2.12%         9.71%        7.50%
                                                                ======         ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $8,153         $3,988          $4,516        $2,598       $1,226
Ratio of operating expenses to average net assets...........      0.97%          0.97%           0.96%         0.94%        0.96%
Ratio of net investment income to average net assets........      5.86%          6.07%           5.76%         6.00%        6.51%
Portfolio turnover rate.....................................        23%            15%             23%           85%         130%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      0.97%          0.97%           0.96%         0.94%        0.96%

------------
(a) The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              B SHARES
---------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR         YEAR
    ENDED        ENDED           ENDED           ENDED        ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
---------------------------------------------------------------------
    $  9.79        $10.03          $10.38        $10.09       $ 9.98
    -------        ------          ------        ------       ------
       0.52          0.52            0.52          0.50         0.58
       0.43         (0.24)          (0.37)         0.38         0.07
    -------        ------          ------        ------       ------
       0.95          0.28            0.15          0.88         0.65
    -------        ------          ------        ------       ------
      (0.53)        (0.52)          (0.48)        (0.53)       (0.54)
      --            (0.00)(d)       (0.01)        (0.06)       (0.00)(d)
      --            (0.00)(d)       (0.01)         --           --
    -------        ------          ------        ------       ------
      (0.53)        (0.52)          (0.50)        (0.59)       (0.54)
    -------        ------          ------        ------       ------
    $ 10.21        $ 9.79          $10.03        $10.38       $10.09
    =======        ======          ======        ======       ======
       9.90%         2.97%           1.36%         8.89%        6.77%
    =======        ======          ======        ======       ======
    $10,455        $5,270          $4,690        $  970       $1,596
       1.72%         1.72%           1.71%         1.69%        1.71%
       5.11%         5.32%           5.01%         5.25%        5.76%
         23%           15%             23%           85%         130%
       1.72%         1.72%           1.71%         1.69%        1.71%

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                            C SHARES
                                                                -----------------------------------------------------------------
                                                                YEAR         YEAR            YEAR            YEAR         PERIOD
                                                                ENDED        ENDED           ENDED           ENDED        ENDED
                                                                6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
                                                                -----------------------------------------------------------------
Net asset value, beginning of period........................    $ 9.77         $10.02          $10.37        $10.09       $10.11
                                                                ------         ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.52           0.52            0.52          0.50         0.54
Net realized and unrealized gain/(loss) on investments......      0.44          (0.25)          (0.37)         0.37        (0.06)
                                                                ------         ------          ------        ------       ------
Total from investment operations............................      0.96           0.27            0.15          0.87         0.48
                                                                ------         ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.53)         (0.52)          (0.48)        (0.53)       (0.50)
Distributions from net realized gains.......................      --            (0.00)(e)       (0.01)        (0.06)       (0.00)(e)
Distributions in excess of net realized gains...............      --            (0.00)(e)       (0.01)         --           --
                                                                ------         ------          ------        ------       ------
Total distributions.........................................     (0.53)         (0.52)          (0.50)        (0.59)       (0.50)
                                                                ------         ------          ------        ------       ------
Net asset value, end of period..............................    $10.20         $ 9.77          $10.02        $10.37       $10.09
                                                                ======         ======          ======        ======       ======
TOTAL RETURN(B).............................................     10.02%          2.87%           1.35%         8.82%        4.87%
                                                                ======         ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $2,301         $1,228          $1,187        $  101       $   10
Ratio of operating expenses to average net assets...........      1.72%          1.72%           1.71%         1.69%        1.71%(d)
Ratio of net investment income to average net assets........      5.11%          5.32%           5.01%         5.25%        5.76%(d)
Portfolio turnover rate.....................................        23%            15%             23%           85%         130%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.72%          1.72%           1.71%         1.69%        1.71%(d)

------------
(a) The Munder U.S. Government Income Fund Class C Shares and Class Y Shares commenced operations on August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
---------------------------------------------------------------------
    YEAR         YEAR            YEAR            YEAR         YEAR
    ENDED        ENDED           ENDED           ENDED        ENDED
    6/30/01      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97
---------------------------------------------------------------------
    $  9.79        $ 10.03         $ 10.38       $ 10.09      $  9.98
    -------        -------         -------       -------      -------
       0.62           0.62            0.62          0.62         0.68
       0.43          (0.24)          (0.37)         0.36         0.07
    -------        -------         -------       -------      -------
       1.05           0.38            0.25          0.98         0.75
    -------        -------         -------       -------      -------
      (0.63)         (0.62)          (0.58)        (0.63)       (0.64)
      --             (0.00)(e)       (0.01)        (0.06)       (0.00)(e)
      --             (0.00)(e)       (0.01)        --           --
    -------        -------         -------       -------      -------
      (0.63)         (0.62)          (0.60)        (0.69)       (0.64)
    -------        -------         -------       -------      -------
    $ 10.21        $  9.79         $ 10.03       $ 10.38      $ 10.09
    =======        =======         =======       =======      =======
      11.03%          4.00%           2.37%         9.97%        7.75%
    =======        =======         =======       =======      =======
    $29,599        $32,453         $73,308       $70,842      $55,098
       0.72%          0.72%           0.71%         0.69%        0.71%
       6.11%          6.32%           5.99%         6.25%        6.76%
         23%            15%             23%           85%         130%
       0.72%          0.72%           0.71%         0.69%        0.71%

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                            A SHARES
                                                                -----------------------------------------------------------------
                                                                YEAR         YEAR         YEAR            YEAR         YEAR
                                                                ENDED        ENDED        ENDED           ENDED        ENDED
                                                                6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
                                                                -----------------------------------------------------------------
Net asset value, beginning of period........................    $ 9.44       $ 9.60         $10.06        $ 9.64         $ 9.35
                                                                ------       ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.39         0.39           0.39          0.41           0.44
Net realized and unrealized gain/(loss) on investments......      0.53        (0.15)         (0.30)         0.45           0.28
                                                                ------       ------         ------        ------         ------
Total from investment operations............................      0.92         0.24           0.09          0.86           0.72
                                                                ------       ------         ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.39)       (0.40)         (0.39)        (0.42)         (0.43)
Distributions from net realized gains.......................      --           --            (0.16)        (0.02)         (0.00)(d)
                                                                ------       ------         ------        ------         ------
Total distributions.........................................     (0.39)       (0.40)         (0.55)        (0.44)         (0.43)
                                                                ------       ------         ------        ------         ------
Net asset value, end of period..............................    $ 9.97       $ 9.44         $ 9.60        $10.06         $ 9.64
                                                                ======       ======         ======        ======         ======
TOTAL RETURN(B).............................................      9.87%        2.59%          0.78%         9.01%          7.88%
                                                                ======       ======         ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $1,951       $1,083         $2,456        $1,855         $  536
Ratio of operating expenses to average net assets...........      0.98%        1.03%          1.00%         0.98%          0.88%
Ratio of net investment income to average net assets........      3.98%        4.14%          3.88%         4.29%          4.57%
Portfolio turnover rate.....................................        11%          13%            33%           34%            19%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      0.98%        1.03%          1.00%         0.98%          1.02%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              B SHARES
---------------------------------------------------------------------
    YEAR         YEAR         YEAR            YEAR         YEAR
    ENDED        ENDED        ENDED           ENDED        ENDED
    6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------
    $ 9.47       $ 9.63         $10.06        $ 9.64         $ 9.35
    ------       ------         ------        ------         ------
      0.32         0.32           0.32          0.35           0.36
      0.52        (0.15)         (0.28)         0.44           0.29
    ------       ------         ------        ------         ------
      0.84         0.17           0.04          0.79           0.65
    ------       ------         ------        ------         ------
     (0.32)       (0.33)         (0.31)        (0.35)         (0.36)
      --           --            (0.16)        (0.02)         (0.00)(d)
    ------       ------         ------        ------         ------
     (0.32)       (0.33)         (0.47)        (0.37)         (0.36)
    ------       ------         ------        ------         ------
    $ 9.99       $ 9.47         $ 9.63        $10.06         $ 9.64
    ======       ======         ======        ======         ======
      8.92%        1.82%          0.34%         8.23%          7.09%
    ======       ======         ======        ======         ======
    $  662       $  492         $  624        $  629         $  312
      1.73%        1.78%          1.75%         1.73%          1.63%
      3.23%        3.39%          3.14%         3.54%          3.82%
        11%          13%            33%           34%            19%
      1.73%        1.78%          1.75%         1.73%          1.77%

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                            C SHARES
                                                                -----------------------------------------------------------------
                                                                YEAR         YEAR         YEAR            YEAR         PERIOD
                                                                ENDED        ENDED        ENDED           ENDED        ENDED
                                                                6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
                                                                -----------------------------------------------------------------
Net asset value, beginning of period........................    $ 9.46       $ 9.62         $10.05        $ 9.63         $ 9.56
                                                                ------       ------         ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.31         0.32           0.32          0.34           0.26
Net realized and unrealized gain/(loss) on investments......      0.52        (0.15)         (0.28)         0.44           0.07
                                                                ------       ------         ------        ------         ------
Total from investment operations............................      0.83         0.17           0.04          0.78           0.33
                                                                ------       ------         ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     (0.32)       (0.33)         (0.31)        (0.34)         (0.26)
Distributions from net realized gains.......................      --           --            (0.16)        (0.02)         (0.00)(e)
                                                                ------       ------         ------        ------         ------
Total distributions.........................................     (0.32)       (0.33)         (0.47)        (0.36)         (0.26)
                                                                ------       ------         ------        ------         ------
Net asset value, end of period..............................    $ 9.97       $ 9.46         $ 9.62        $10.05         $ 9.63
                                                                ======       ======         ======        ======         ======
TOTAL RETURN(B).............................................      8.82%        1.82%          0.34%         8.24%          3.57%
                                                                ======       ======         ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $  103       $  110         $  115        $   78         $   90
Ratio of operating expenses to average net assets...........      1.73%        1.78%          1.75%         1.73%          1.63%(d)
Ratio of net investment income to average net assets........      3.23%        3.39%          3.13%         3.54%          3.82%(d)
Portfolio turnover rate.....................................        11%          13%            33%           34%            19%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.73%        1.78%          1.75%         1.73%          1.77%(d)

------------
(a) The Munder Michigan Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on October 4, 1996 and January 3, 1994 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
---------------------------------------------------------------------
    YEAR         YEAR         YEAR            YEAR         YEAR
    ENDED        ENDED        ENDED           ENDED        ENDED
    6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------
    $ 9.46       $ 9.62         $10.06        $ 9.65         $ 9.35
    ------       ------         ------        ------         ------
      0.42         0.42           0.42          0.40           0.46
      0.51        (0.16)         (0.28)         0.47           0.29
    ------       ------         ------        ------         ------
      0.93         0.26           0.14          0.87           0.75
    ------       ------         ------        ------         ------
     (0.41)       (0.42)         (0.42)        (0.44)         (0.45)
      --           --            (0.16)        (0.02)         (0.00)(e)
    ------       ------         ------        ------         ------
     (0.41)       (0.42)         (0.58)        (0.46)         (0.45)
    ------       ------         ------        ------         ------
    $ 9.98       $ 9.46         $ 9.62        $10.06         $ 9.65
    ======       ======         ======        ======         ======
     10.02%        2.84%          1.24%         9.17%          8.26%
    ======       ======         ======        ======         ======
    $1,483       $1,363         $1,513        $1,011         $  652
      0.73%        0.78%          0.75%         0.73%          0.63%
      4.23%        4.39%          4.14%         4.54%          4.82%
        11%          13%            33%           34%            19%
      0.73%        0.78%          0.75%         0.73%          0.77%

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                           A SHARES
                                                             --------------------------------------------------------------------
                                                             YEAR            YEAR            YEAR         YEAR         YEAR
                                                             ENDED           ENDED           ENDED        ENDED        ENDED
                                                             6/30/01(C)      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
                                                             --------------------------------------------------------------------
Net asset value, beginning of period.....................      $ 9.79          $10.02        $10.73       $10.50         $10.33
                                                               ------          ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................        0.41            0.41          0.42         0.50           0.47
Net realized and unrealized gain/(loss) on investments...        0.49           (0.14)        (0.32)        0.38           0.25
                                                               ------          ------        ------       ------         ------
Total from investment operations.........................        0.90            0.27          0.10         0.88           0.72
                                                               ------          ------        ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................       (0.41)          (0.42)        (0.42)       (0.49)         (0.47)
Distributions from net realized gains....................       --              (0.08)        (0.39)       (0.16)         (0.08)
                                                               ------          ------        ------       ------         ------
Total distributions......................................       (0.41)          (0.50)        (0.81)       (0.65)         (0.55)
                                                               ------          ------        ------       ------         ------
Net asset value, end of period...........................      $10.28          $ 9.79        $10.02       $10.73         $10.50
                                                               ======          ======        ======       ======         ======
TOTAL RETURN(B)..........................................        9.35%           2.83%         0.83%        8.54%          7.13%
                                                               ======          ======        ======       ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................      $2,529          $1,873        $2,336       $2,510         $2,490
Ratio of operating expenses to average net assets........        1.01%           1.00%         0.98%        0.93%          0.95%
Ratio of net investment income to average net assets.....        4.05%           4.26%         3.94%        4.60%          4.52%
Portfolio turnover rate..................................          19%              6%           32%          61%            45%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................        1.01%           1.00%         0.98%        0.93%          0.95%

------------
(a) The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              B SHARES
---------------------------------------------------------------------
    YEAR            YEAR         YEAR         YEAR         YEAR
    ENDED           ENDED        ENDED        ENDED        ENDED
    6/30/01(C)      6/30/00      6/30/99      6/30/98      6/30/97(C)
---------------------------------------------------------------------
      $ 9.77        $10.02       $10.74       $10.52         $10.34
      ------        ------       ------       ------         ------
        0.34          0.34         0.34         0.41           0.32
        0.50         (0.16)       (0.33)        0.38           0.33
      ------        ------       ------       ------         ------
        0.84          0.18         0.01         0.79           0.65
      ------        ------       ------       ------         ------
       (0.34)        (0.35)       (0.34)       (0.41)         (0.39)
       --            (0.08)       (0.39)       (0.16)         (0.08)
      ------        ------       ------       ------         ------
       (0.34)        (0.43)       (0.73)       (0.57)         (0.47)
      ------        ------       ------       ------         ------
      $10.27        $ 9.77       $10.02       $10.74         $10.52
      ======        ======       ======       ======         ======
        8.66%         1.87%       (0.02%)       7.65%          6.43%
      ======        ======       ======       ======         ======
      $2,645        $  964       $  763       $  490         $  240
        1.76%         1.75%        1.73%        1.68%          1.70%
        3.30%         3.51%        3.18%        3.85%          3.77%
          19%            6%          32%          61%            45%
        1.76%         1.75%        1.73%        1.68%          1.70%

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                      C SHARES
                                                                ----------------------------------------------------
                                                                YEAR            YEAR            YEAR         PERIOD
                                                                ENDED           ENDED           ENDED        ENDED
                                                                6/30/01(C)      6/30/00(C)      6/30/99      6/30/98
                                                                ----------------------------------------------------
Net asset value, beginning of period........................      $ 9.80          $10.01        $10.73       $10.64
                                                                  ------          ------        ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        0.34            0.34          0.34         0.41
Net realized and unrealized gain/(loss) on investments......        0.51           (0.12)        (0.33)        0.25
                                                                  ------          ------        ------       ------
Total from investment operations............................        0.85            0.22          0.01         0.66
                                                                  ------          ------        ------       ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       (0.34)          (0.35)        (0.34)       (0.41)
Distributions from net realized gains.......................       --              (0.08)        (0.39)       (0.16)
                                                                  ------          ------        ------       ------
Total distributions.........................................       (0.34)          (0.43)        (0.73)       (0.57)
                                                                  ------          ------        ------       ------
Net asset value, end of period..............................      $10.31          $ 9.80        $10.01       $10.73
                                                                  ======          ======        ======       ======
TOTAL RETURN(B).............................................        8.73%           2.28%        (0.03)%       6.34%
                                                                  ======          ======        ======       ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $  678          $  207        $  419       $   41
Ratio of operating expenses to average net assets...........        1.76%           1.75%         1.73%        1.68%(d)
Ratio of net investment income to average net assets........        3.30%           3.51%         3.19%        3.85%(d)
Portfolio turnover rate.....................................          19%              6%           32%          61%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        1.76%           1.75%         1.73%        1.68%(d)

------------
(a) The Munder Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    YEAR            YEAR            YEAR         YEAR         YEAR
    ENDED           ENDED           ENDED        ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99      6/30/98      6/30/97(C)
------------------------------------------------------------------------
      $ 9.78          $10.02        $10.73       $10.51         $10.34
      ------          ------        ------       ------         ------
        0.43            0.44          0.45         0.52           0.50
        0.51           (0.16)        (0.32)        0.37           0.25
      ------          ------        ------       ------         ------
        0.94            0.28          0.13         0.89           0.75
      ------          ------        ------       ------         ------
       (0.44)          (0.44)        (0.45)       (0.51)         (0.50)
       --              (0.08)        (0.39)       (0.16)         (0.08)
      ------          ------        ------       ------         ------
       (0.44)          (0.52)        (0.84)       (0.67)         (0.58)
      ------          ------        ------       ------         ------
      $10.28          $ 9.78        $10.02       $10.73         $10.51
      ======          ======        ======       ======         ======
        9.74%           2.98%         1.08%        8.70%          7.40%
      ======          ======        ======       ======         ======
      $  370          $2,381        $2,827       $4,123         $3,946
        0.76%           0.75%         0.73%        0.68%          0.70%
        4.30%           4.51%         4.19%        4.85%          4.77%
          19%              6%           32%          61%            45%
        0.76%           0.75%         0.73%        0.68%          0.70%

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                         A SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR         YEAR
                                                          ENDED           ENDED           ENDED           ENDED        ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period..................      $10.05          $10.22          $10.46        $10.41         $10.34
                                                            ------          ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................        0.39            0.38            0.38          0.43           0.41
Net realized and unrealized gain/(loss) on
  investments.........................................        0.35           (0.12)          (0.14)         0.13           0.10
                                                            ------          ------          ------        ------         ------
Total from investment operations......................        0.74            0.26            0.24          0.56           0.51
                                                            ------          ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................       (0.39)          (0.38)          (0.38)        (0.42)         (0.41)
Distributions from net realized gains.................          --           (0.05)          (0.10)        (0.09)         (0.03)
                                                            ------          ------          ------        ------         ------
Total distributions...................................       (0.39)          (0.43)          (0.48)        (0.51)         (0.44)
                                                            ------          ------          ------        ------         ------
Net asset value, end of period........................      $10.40          $10.05          $10.22        $10.46         $10.41
                                                            ======          ======          ======        ======         ======
TOTAL RETURN(B).......................................        7.51%           2.68%           2.27%         5.44%          5.04%
                                                            ======          ======          ======        ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................      $5,899          $5,745          $5,642        $6,554         $6,213
Ratio of operating expenses to average net assets.....        0.97%           0.97%           0.96%         0.94%          0.93%
Ratio of net investment income to average net
  assets..............................................        3.79%           3.75%           3.64%         4.07%          3.96%
Portfolio turnover rate...............................          23%             15%             25%           27%            31%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................        0.97%           0.97%           0.96%         0.94%          0.93%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b) Total return represents aggregate total return for the period and does not reflect any sales charges.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
----------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR          YEAR
    ENDED           ENDED           ENDED           ENDED         ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
----------------------------------------------------------------------------
      $10.03          $10.21          $10.45         $10.40         $10.34
      ------          ------          ------         ------         ------
        0.31            0.30            0.30           0.37           0.33
        0.36           (0.12)          (0.13)          0.11           0.10
      ------          ------          ------         ------         ------
        0.67            0.18            0.17           0.48           0.43
      ------          ------          ------         ------         ------
       (0.32)          (0.31)          (0.31)         (0.34)         (0.34)
       --              (0.05)          (0.10)         (0.09)         (0.03)
      ------          ------          ------         ------         ------
       (0.32)          (0.36)          (0.41)         (0.43)         (0.37)
      ------          ------          ------         ------         ------
      $10.38          $10.03          $10.21         $10.45         $10.40
      ======          ======          ======         ======         ======
        6.72%           1.82%           1.51%          4.68%          4.24%
      ======          ======          ======         ======         ======
      $1,987          $1,377          $1,285         $  465         $  272
        1.72%           1.72%           1.71%          1.69%          1.68%
        3.04%           3.00%           2.88%          3.32%          3.21%
          23%             15%             25%            27%            31%
        1.72%           1.72%           1.71%          1.69%          1.68%

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                 C SHARES
                                                                ------------------------------------------
                                                                YEAR            YEAR            PERIOD
                                                                ENDED           ENDED           ENDED
                                                                6/30/01(C)      6/30/00(C)      6/30/99(C)
                                                                ------------------------------------------
Net asset value, beginning of period........................      $10.10          $10.28          $10.48
                                                                  ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................        0.32            0.30            0.30
Net realized and unrealized gain/(loss) on investments......        0.36           (0.12)          (0.09)
                                                                  ------          ------          ------
Total from investment operations............................        0.68            0.18            0.21
                                                                  ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       (0.32)          (0.31)          (0.31)
Distributions from net realized gains.......................       --              (0.05)          (0.10)
                                                                  ------          ------          ------
Total distributions.........................................       (0.32)          (0.36)          (0.41)
                                                                  ------          ------          ------
Net asset value, end of period..............................      $10.46          $10.10          $10.28
                                                                  ======          ======          ======
TOTAL RETURN(B).............................................        6.78%           1.81%           1.90%
                                                                  ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $  302          $  248          $  152
Ratio of operating expenses to average net assets...........        1.72%           1.72%           1.71%(d)
Ratio of net investment income to average net assets........        3.04%           3.00%           2.98%(d)
Portfolio turnover rate.....................................          23%             15%             25%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        1.72%           1.72%           1.71%(d)

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on July 8, 1998 and December 17, 1992, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
---------------------------------------------------------------------------
    YEAR            YEAR            YEAR            YEAR         YEAR
    ENDED           ENDED           ENDED           ENDED        ENDED
    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98      6/30/97(C)
---------------------------------------------------------------------------
      $10.06          $10.22          $10.47        $10.42         $10.34
      ------          ------          ------        ------         ------
        0.41            0.40            0.41          0.45           0.44
        0.36           (0.10)          (0.15)         0.14           0.11
      ------          ------          ------        ------         ------
        0.77            0.30            0.26          0.59           0.55
      ------          ------          ------        ------         ------
       (0.42)          (0.41)          (0.41)        (0.45)         (0.44)
       --              (0.05)          (0.10)        (0.09)         (0.03)
      ------          ------          ------        ------         ------
       (0.42)          (0.46)          (0.51)        (0.54)         (0.47)
      ------          ------          ------        ------         ------
      $10.41          $10.06          $10.22        $10.47         $10.42
      ======          ======          ======        ======         ======
        7.77%           3.04%           2.42%         5.70%          5.40%
      ======          ======          ======        ======         ======
      $3,309          $6,867          $7,905        $9,419         $7,511
        0.72%           0.72%           0.71%         0.69%          0.68%
        4.04%           4.00%           3.88%         4.32%          4.21%
          23%             15%             25%           27%            31%
        0.72%           0.72%           0.71%         0.69%          0.68%

                       See Notes to Financial Statements.

           Munder Cash Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                    A SHARES
                                                         ---------------------------------------------------------------
                                                         YEAR          YEAR          YEAR          YEAR          YEAR
                                                         ENDED         ENDED         ENDED         ENDED         ENDED
                                                         6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                                         ---------------------------------------------------------------
Net asset value, beginning of period.................    $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
                                                         --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................       0.052         0.050         0.045         0.049        0.047
                                                         --------      --------      --------      --------      -------
Total from investment operations.....................       0.052         0.050         0.045         0.049        0.047
                                                         --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................      (0.052)       (0.050)       (0.045)       (0.049)      (0.047)
                                                         --------      --------      --------      --------      -------
Total distributions..................................      (0.052)       (0.050)       (0.045)       (0.049)      (0.047)
                                                         --------      --------      --------      --------      -------
Net asset value, end of period.......................    $   1.00      $   1.00      $   1.00      $   1.00      $  1.00
                                                         ========      ========      ========      ========      =======
TOTAL RETURN(B)......................................        5.36%         5.13%         4.58%         5.04%        4.80%
                                                         ========      ========      ========      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................    $117,222      $122,693      $135,705      $133,663      $96,192
Ratio of operating expenses to average net assets....        0.81%         0.80%         0.78%         0.76%        0.80%
Ratio of net investment income to average net
  assets.............................................        5.20%         5.01%         4.48%         4.92%        4.71%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................        0.81%         0.80%         0.78%         0.76%        0.80%

------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                              Y SHARES
--------------------------------------------------------------------
    YEAR          YEAR          YEAR          YEAR          YEAR
    ENDED         ENDED         ENDED         ENDED         ENDED
    6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
--------------------------------------------------------------------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    --------      --------      --------      --------      --------
       0.055         0.053         0.047         0.051         0.050
    --------      --------      --------      --------      --------
       0.055         0.053         0.047         0.051         0.050
    --------      --------      --------      --------      --------
      (0.055)       (0.053)       (0.047)       (0.051)       (0.050)
    --------      --------      --------      --------      --------
      (0.055)       (0.053)       (0.047)       (0.051)       (0.050)
    --------      --------      --------      --------      --------
    $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
    ========      ========      ========      ========      ========
        5.62%         5.39%         4.84%         5.30%         5.07%
    ========      ========      ========      ========      ========
    $203,875      $197,156      $358,125      $327,417      $279,427
        0.56%         0.55%         0.53%         0.51%         0.55%
        5.45%         5.26%         4.72%         5.17%         4.96%
        0.56%         0.55%         0.53%         0.51%         0.55%

                       See Notes to Financial Statements.

           Munder Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                        A SHARES
                                                               -----------------------------------------------------------
                                                               YEAR         YEAR         YEAR         YEAR         YEAR
                                                               ENDED        ENDED        ENDED        ENDED        ENDED
                                                               6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                               -----------------------------------------------------------
Net asset value, beginning of period.......................    $  1.00      $  1.00      $  1.00      $  1.00      $ 1.00
                                                               -------      -------      -------      -------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      0.051        0.048        0.044        0.048       0.046
                                                               -------      -------      -------      -------      ------
Total from investment operations...........................      0.051        0.048        0.044        0.048       0.046
                                                               -------      -------      -------      -------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................     (0.051)      (0.048)      (0.044)      (0.048)     (0.046)
                                                               -------      -------      -------      -------      ------
Total distributions........................................     (0.051)      (0.048)      (0.044)      (0.048)     (0.046)
                                                               -------      -------      -------      -------      ------
Net asset value, end of period.............................    $  1.00      $  1.00      $  1.00      $  1.00      $ 1.00
                                                               =======      =======      =======      =======      ======
TOTAL RETURN(B)............................................       5.26%        4.86%        4.45%        4.89%       4.72%
                                                               =======      =======      =======      =======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................    $18,272      $37,245      $17,463      $14,749      $3,655
Ratio of operating expenses to average net assets..........       0.92%        0.90%        0.87%        0.89%       0.89%
Ratio of net investment income to average net assets.......       5.22%        4.77%        4.36%        4.78%       4.61%
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................       0.92%        0.90%        0.87%        0.89%       0.89%

------------
(a) The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                           B SHARES
---------------------------------------------------------------
    YEAR         YEAR         YEAR         YEAR         YEAR
    ENDED        ENDED        ENDED        ENDED        ENDED
    6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
---------------------------------------------------------------
    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
    -------      -------      -------      -------      -------
      0.044        0.040        0.036        0.040        0.039
    -------      -------      -------      -------      -------
      0.044        0.040        0.036        0.040        0.039
    -------      -------      -------      -------      -------
     (0.044)      (0.040)      (0.036)      (0.040)      (0.039)
    -------      -------      -------      -------      -------
     (0.044)      (0.040)      (0.036)      (0.040)      (0.039)
    -------      -------      -------      -------      -------
    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
    =======      =======      =======      =======      =======
       4.48%        4.10%        3.67%        4.09%        3.92%
    =======      =======      =======      =======      =======
    $37,018      $25,005      $10,133      $   658          451
       1.67%        1.65%        1.62%        1.64%        1.64%
       4.47%        4.02%        3.49%        4.04%        3.86%
       1.67%        1.65%        1.62%        1.64%        1.64%

                       See Notes to Financial Statements.

           Munder Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)
--------------------------------------------------------------------------------

                                                                                        C SHARES
                                                               -----------------------------------------------------------
                                                               YEAR         YEAR         YEAR         YEAR         PERIOD
                                                               ENDED        ENDED        ENDED        ENDED        ENDED
                                                               6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                               -----------------------------------------------------------
Net asset value, beginning of period.......................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................      0.044        0.040        0.036        0.040        0.027
                                                               -------      -------      -------      -------      -------
Total from investment operations...........................      0.044        0.040        0.036        0.040        0.027
                                                               -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.......................     (0.044)      (0.040)      (0.036)      (0.040)      (0.027)
                                                               -------      -------      -------      -------      -------
Total distributions........................................     (0.044)      (0.040)      (0.036)      (0.040)      (0.027)
                                                               -------      -------      -------      -------      -------
Net asset value, end of period.............................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                               =======      =======      =======      =======      =======
TOTAL RETURN(B)............................................       4.48%        4.10%        3.68%        4.10%        2.75%
                                                               =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).......................    $12,231      $ 9,196      $ 2,324      $     1      $ 1,755
Ratio of operating expenses to average net assets..........       1.67%        1.65%        1.62%        1.64%        1.64%(c)
Ratio of net investment income to average net assets.......       4.47%        4.02%        3.59%        4.03%        3.86%(c)
Ratio of operating expenses to average net assets without
  expenses reimbursed......................................       1.67%        1.65%        1.62%        1.64%        1.64%(c)

------------
(a) The Munder Money Market Fund Class C Shares and Class Y Shares commenced operations on October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             Y SHARES
------------------------------------------------------------------
    YEAR         YEAR         YEAR          YEAR          YEAR
    ENDED        ENDED        ENDED         ENDED         ENDED
    6/30/01      6/30/00      6/30/99       06/30/98      6/30/97
------------------------------------------------------------------
    $  1.00      $  1.00      $   1.00      $  1.00       $   1.00
    -------      -------      --------      -------       --------
      0.054        0.050         0.046        0.050          0.049
    -------      -------      --------      -------       --------
      0.054        0.050         0.046        0.050          0.049
    -------      -------      --------      -------       --------
     (0.054)      (0.050)       (0.046)      (0.050)        (0.049)
    -------      -------      --------      -------       --------
     (0.054)      (0.050)       (0.046)      (0.050)        (0.049)
    -------      -------      --------      -------       --------
    $  1.00      $  1.00      $   1.00      $  1.00       $   1.00
    =======      =======      ========      =======       ========
       5.52%        5.13%         4.71%        5.14%          4.97%
    =======      =======      ========      =======       ========
    $12,730      $27,942      $139,388      $68,689       $124,621
       0.67%        0.65%         0.62%        0.64%          0.64%
       5.47%        5.02%         4.55%        5.03%          4.86%
       0.67%        0.65%         0.62%        0.64%          0.64%

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                       A SHARES
                                                             ------------------------------------------------------------
                                                             YEAR         YEAR         YEAR         YEAR         YEAR
                                                             ENDED        ENDED        ENDED        ENDED        ENDED
                                                             6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                             ------------------------------------------------------------
Net asset value, beginning of period.....................    $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                                             -------      -------      -------      -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................      0.031        0.029        0.025        0.028         0.028
                                                             -------      -------      -------      -------      --------
Total from investment operations.........................      0.031        0.029        0.025        0.028         0.028
                                                             -------      -------      -------      -------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................     (0.031)      (0.029)      (0.025)      (0.028)       (0.028)
                                                             -------      -------      -------      -------      --------
Total distributions......................................     (0.031)      (0.029)      (0.025)      (0.028)       (0.028)
                                                             -------      -------      -------      -------      --------
Net asset value, end of period...........................    $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
                                                             =======      =======      =======      =======      ========
TOTAL RETURN(B)..........................................       3.09%        2.94%        2.51%        2.87%         2.78%
                                                             =======      =======      =======      =======      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................    $81,414      $80,887      $67,847      $72,007      $  5,205
Ratio of operating expenses to average net assets........       0.81%        0.81%        0.80%        0.79%         0.78%
Ratio of net investment income to average net assets.....       3.06%        2.89%        2.48%        2.83%         2.76%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................       0.81%        0.81%        0.80%        0.79%         0.78%

------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                           Y SHARES
---------------------------------------------------------------
    YEAR         YEAR         YEAR         YEAR         YEAR
    ENDED        ENDED        ENDED        ENDED        ENDED
    6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
---------------------------------------------------------------
    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
    -------      -------      -------      -------      -------
      0.033        0.032        0.027        0.031        0.030
    -------      -------      -------      -------      -------
      0.033        0.032        0.027        0.031        0.030
    -------      -------      -------      -------      -------
     (0.033)      (0.032)      (0.027)      (0.031)      (0.030)
    -------      -------      -------      -------      -------
     (0.033)      (0.032)      (0.027)      (0.031)      (0.030)
    -------      -------      -------      -------      -------
    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
    =======      =======      =======      =======      =======
       3.34%        3.20%        2.76%        3.13%        3.04%
    =======      =======      =======      =======      =======
    $11,879      $16,541      $21,791      $20,397      $22,951
       0.56%        0.56%        0.55%        0.54%        0.53%
       3.31%        3.14%        2.73%        3.08%        3.01%
       0.56%        0.56%        0.55%        0.54%        0.53%

                       See Notes to Financial Statements.

           Munder U. S. Treasury Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                  A SHARES
                                                         -----------------------------------------------------------
                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED
                                                         6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                         -----------------------------------------------------------
Net asset value, beginning of period.................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                         -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................      0.048        0.046        0.041        0.047        0.046
                                                         -------      -------      -------      -------      -------
Total from investment operations.....................      0.048        0.046        0.041        0.047        0.046
                                                         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.................     (0.048)      (0.046)      (0.041)      (0.047)      (0.046)
                                                         -------      -------      -------      -------      -------
Total distributions..................................     (0.048)      (0.046)      (0.041)      (0.047)      (0.046)
                                                         -------      -------      -------      -------      -------
Net asset value, end of period.......................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                         =======      =======      =======      =======      =======
TOTAL RETURN(B)......................................       4.87%        4.66%        4.23%        4.76%        4.66%
                                                         =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................    $16,347      $20,631      $27,040      $ 8,646      $ 5,319
Ratio of operating expenses to average net assets....       0.86%        0.86%        0.83%        0.82%        0.79%
Ratio of net investment income to average net
  assets.............................................       4.72%        4.55%        4.10%        4.67%        4.54%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................       0.86%        0.86%        0.83%        0.82%        0.79%

------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            Y SHARES
----------------------------------------------------------------
    YEAR         YEAR         YEAR         YEAR         YEAR
    ENDED        ENDED        ENDED        ENDED        ENDED
    6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
----------------------------------------------------------------
    $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
    -------      -------      -------      -------      --------
      0.050        0.048        0.044        0.049         0.048
    -------      -------      -------      -------      --------
      0.050        0.048        0.044        0.049         0.048
    -------      -------      -------      -------      --------
     (0.050)      (0.048)      (0.044)      (0.049)       (0.048)
    -------      -------      -------      -------      --------
     (0.050)      (0.048)      (0.044)      (0.049)       (0.048)
    -------      -------      -------      -------      --------
    $  1.00      $  1.00      $  1.00      $  1.00      $   1.00
    =======      =======      =======      =======      ========
       5.14%        4.92%        4.33%        5.00%         4.91%
    =======      =======      =======      =======      ========
    $10,917      $14,266      $33,967      $37,437      $233,549
       0.61%        0.61%        0.58%        0.57%         0.54%
       4.97%        4.80%        4.40%        4.92%         4.79%
       0.61%        0.61%        0.58%        0.57%         0.54%

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 29 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.
                      MFI:
                      INCOME FUND
                      Munder International Bond Fund
                      MONEY MARKET FUND
                      Munder Money Market Fund
                      MFT:
                      INCOME FUNDS
                      Munder Bond Fund
                      Munder Intermediate Bond Fund
                      Munder U.S. Government Income Fund
                      Munder Michigan Tax-Free Bond Fund
                      Munder Tax-Free Bond Fund
                      Munder Tax-Free Short-Intermediate Bond Fund
                      MONEY MARKET FUNDS
                      Munder Cash Investment Fund
                      Munder Tax-Free Money Market Fund
                      Munder U.S. Treasury Money Market Fund

     The Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund, which are classified as non-diversified.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

     Forward Foreign Currency Exchange Contracts: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of Munder International Bond Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. Currently Munder Bond Fund, Munder Intermediate Bond Fund, and Munder U.S. Government Income Fund do not amortize premiums on fixed income securities and do not amortize premiums or discounts on mortgage-backed securities. The adoption of the accounting policy will have no impact on the Funds' total net assets but could result in a reclassification between investment income, and realized and unrealized gains or losses. At this time, the Funds have not completed their analysis of the impact of this accounting change to the financial statements.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     As determined on June 30, 2001, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $277,285 for its shareholder services to the Funds for the year ended June 30, 2001.

     Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($55,000 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended per year, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 per committee ($6,000 for the Committee Chairman) plus a fee of $1,500 for each meeting of the committee attended or $750 for each telephone meeting, if any. No officer, director or employee of the Advisor or Comerica received any compensation from MFI or MFT.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

3. DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C and Class K Shares. Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plan also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds).

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the year ended June 30, 2001, the Distributor paid $5,391 to Comerica Securities for shareholder services provided to the Funds.

     Comerica is among the Service Organizations who receive shareholder service fees from the Funds under the Plan. For the year ended June 30, 2001, the Distributor paid $3,718,458 to Comerica for shareholder services provided to the Funds.

     The effective rates, as a percentage of average daily net assets, under the Plan are as follows:

                                                      CLASS A          CLASS B          CLASS C           CLASS K
                                                       SHARES           SHARES           SHARES            SHARES
                                                     12B-1 FEES       12B-1 FEES       12B-1 FEES       SERVICE FEES
                                                     ----------       ----------       ----------       ------------
The Income Funds..............................         0.25%            1.00%            1.00%             0.25%
The Money Market Funds (excluding Munder Money
  Market Fund)................................         0.25%              N/A              N/A             0.15%
Munder Money Market Fund......................         0.25%            1.00%            1.00%               N/A

4. SECURITIES TRANSACTIONS

     For the year ended June 30, 2001, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Bond Fund................................         294,786,675             279,353,037
Munder Intermediate Bond Fund...................         391,962,052             392,403,652
Munder International Bond Fund..................          27,603,314              27,673,434
Munder Michigan Tax-Free Bond Fund..............           5,204,331               7,187,068
Munder Tax-Free Bond Fund.......................          24,200,252              41,822,452
Munder Tax-Free Short-Intermediate Bond Fund....          45,007,489              83,870,112

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     For the year ended June 30, 2001, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Bond Fund................................         279,945,462             287,822,158
Munder Intermediate Bond Fund...................         298,779,236             334,124,108
Munder U.S. Government Income Fund..............          49,425,115              52,858,055

     At June 30, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                    TAX BASIS UNREALIZED      TAX BASIS UNREALIZED
                                                        APPRECIATION              DEPRECIATION
                                                    --------------------      --------------------
Munder Bond Fund..............................           $2,631,493                $4,365,276
Munder Intermediate Bond Fund.................            5,540,077                 3,694,437
Munder International Bond Fund................               22,127                 4,675,778
Munder U.S. Government Income Fund............            3,962,449                 2,156,410
Munder Michigan Tax-Free Bond Fund............            1,492,502                    69,746
Munder Tax-Free Bond Fund.....................            4,677,389                   250,857
Munder Tax-Free Short-Intermediate Bond
  Fund........................................            5,328,608                    37,433

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

     The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2001, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 44.8%, 33.7% and 21.7% of holdings, respectively.

     The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

6. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Munder International Bond Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

     Effective December 20, 2000, the Funds established a revolving line of credit with State Street Bank and Trust Company in which each of the Income Funds, and other funds managed by the Advisor, participates. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. On June 29, 2001, the Munder Intermediate Bond Fund utilized the revolving line of credit in the amount of $997,910. For the year ended June 30, 2001, total commitment fees for the Funds were $3,434.

8. CAPITAL LOSS CARRYFORWARDS

     As determined at June 30, 2001, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                       EXPIRING     EXPIRING     EXPIRING   EXPIRING    EXPIRING     EXPIRING
FUND                                     2003         2005         2006       2007        2008         2009
----                                   --------     --------     --------   --------    --------     --------
Munder Bond Fund....................      --           --         --          --       $3,071,265   $7,929,451
Munder Intermediate Bond Fund.......  $8,154,852   $11,240,318    --          --        4,995,681    5,157,371
Munder International Bond Fund......      --           --         --        $11,521       165,567      322,563
Munder U.S. Government Income
  Fund..............................      --           --         --          --           --        2,579,712
Munder Michigan Tax-Free Bond
  Fund..............................      --           --         --          --          456,326      334,758
Munder Money Market Fund............      --           --          $10        --              287        4,695
Munder Tax-Free Money Market Fund...       3,653       --         --          --            8,085       --

     Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Funds have elected to defer net capital losses arising between November 1, 2000 and June 30, 2001 as follows:

                                                                  AMOUNT
                                                                  ------
Munder Bond Fund............................................    $1,189,712
Munder Intermediate Bond Fund...............................       203,687
Munder International Bond Fund..............................       320,473

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (nine of the portfolios constituting The Munder Funds Trust) and the Munder International Bond Fund and Munder Money Market Fund (two of the portfolios constituting The Munder Funds, Inc.) (collectively, the "Funds") including the portfolios of investments, as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust and The Munder Funds, Inc. at June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 15, 2001

           The Munder Funds
                   Tax Information, June 30, 2001 (Unaudited)

           ---------------------------------------------------------------------

     The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2001, were as follows:

Munder Bond Fund
  Federal Home Loan Mortgage Corporation....................       11.6%
  Federal National Mortgage Association.....................        5.9%
  Government Agency Debentures..............................        2.7%
  Government National Mortgage Association..................        0.7%
  U.S. Treasury Bond........................................        4.5%
  U.S. Treasury Notes.......................................        3.6%
Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation....................        5.0%
  Federal National Mortgage Association.....................        9.4%
  Government Agency Debentures..............................        9.9%
  Government National Mortgage Association..................        2.4%
  U.S. Treasury Bond........................................        1.1%
  U.S. Treasury Notes.......................................        2.0%
Munder U.S. Government Income Fund
  Federal Home Loan Mortgage Corporation....................       46.9%
  Federal National Mortgage Association.....................       30.9%
  Government National Mortgage Association..................        7.4%
  U.S. Treasury Bond........................................       13.2%
  U.S. Treasury Notes.......................................        1.1%
Munder U.S. Treasury Money Market Fund
  U.S. Treasury Bills.......................................       44.9%

     Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Tax-Free Bond Fund..........................       99.8%
Munder Tax-Free Bond Fund...................................       99.9%
Munder Tax-Free Short-Intermediate Bond Fund................       99.9%
Munder Tax-Free Money Market Fund...........................      100.0%


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINC&MM0601

INVESTMENT ADVISOR: Munder Capital Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                                   Annual Report
                                                                  CLASS K SHARES

                                                                   June 30, 2001

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER EQUITY FUNDS

                                                                        Balanced
                                                                    Bio(Tech)(2)
                                                                 Digital Economy
                                                                   Equity Income
                                                               Future Technology
                                                                       Index 500
                                                            International Equity
                                                            International NetNet
                                                                Micro-Cap Equity
                                                             Multi-Season Growth
                                                                      Power Plus
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth



                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    Framlington Emerging Markets
                                                          Framlington Healthcare
                                                Framlington International Growth



                                                         THE MUNDER INCOME FUNDS

                                                                            Bond
                                                               Intermediate Bond
                                                              International Bond
                                                          U.S. Government Income
                                                          Michigan Tax-Free Bond
                                                                   Tax-Free Bond
                                                Tax-Free Short-Intermediate Bond



                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 Cash Investment
                                                           Tax-Free Money Market
                                                      U.S. Treasury Money Market


                                                                    "By combining risk management tools
                                                                    with Munder Capital's strength in
                                                                    stock analysis and bond selection, we
                                                                    believe that, over time, fund returns
                                                                    will benefit."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUNDS SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through June 30, 2001.

       The past year in the financials markets was marked by a wide divergence in performance between the stock and bond markets. The S&P 500 Index was down by 14.83% for the year ending June 30, with three of four quarters generating a negative return. In contrast, the Lehman Aggregate Bond Index rose by 11.23%. Slowing economic growth helped to drive stock prices lower because of the negative impact on actual and expected corporate earnings. In contrast, bond returns benefited as declining economic growth triggered rate cuts by the Federal Reserve and contributed to reduced concerns about inflation.

       Regrettably, we cannot insulate our stock and bond funds from the volatility of the financial markets. We believe, however, that we can help to manage that volatility for our shareholders through the consistent application of our investment disciplines and by managing risk.

       The volatility of equity funds depends in part on the segment of the stock market to which a particular fund is targeted. Our goal is to manage the risk or volatility of each fund relative to its benchmark. We identify the various sources of risk in our portfolios, particularly the factors that might make the returns of our equity funds more volatile than the returns of their benchmarks. We decide which risks we want exposure to and which we do not. Since we view stock selection as one of our strengths, we are willing to take risks in that arena. We believe there is less to be gained from forecasting which sectors will have the strongest returns on a month-to-month basis. Therefore, to reduce sector risk and highlight stock selection, we target the sector weights of most of our equity funds relative to their benchmarks.

       In the management of our fixed income funds, we avoid any strategy based on interest rate forecasting. Instead, we structure the funds so that the price sensitivity of the portfolio to changes in interest rates is targeted at the fund's benchmark. We believe that this strategy helps us to reduce the inconsistency in returns associated with interest rate forecasting. We then focus on areas of analysis where we believe value can be added. We analyze current versus historical pricing relationships to determine those sectors of the bond market that we feel provide the best relative values for our shareholders. We select maturity structures for our fixed income funds by analyzing historical versus current interest rate relationships. Finally, we identify specific securities for investment through a careful review of the characteristics of individual bonds, given a fund's objectives. Only investment grade bonds are considered for purchase.

       While the specific techniques for managing risk will differ from fund to fund, our goal is the same across our entire fund family: to minimize risk for any given level of return. By combining risk management tools with Munder Capital's strength in stock analysis and bond selection, we believe that, over time, fund returns will benefit.

       In March, we added one new Fund to our equity line up: the Munder Power Plus Fund. Investments in the Fund include traditional energy sources (natural gas and oil), renewable energy sources (solar and wind power), and power technology companies that are devising more efficient means of providing and distributing power. The Fund invests in companies across the entire capitalization range of the stock market. In our view, the growing demand for power, deregulation of the power industry, and the development of new power technologies have created substantial investment opportunities in the energy and power arena.

       If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                            EQUITY FUNDS OVERVIEW:
                                V           Munder Balanced Fund
                                V           Munder Bio(Tech)(2) Fund
                                VI          Munder Digital Economy Fund
                                VII         Munder Equity Income Fund
                                VIII        Munder Future Technology Fund
                                IX          Munder Index 500 Fund
                                IX          Munder International Equity Fund
                                X           Munder International NetNet Fund
                                XI          Munder Micro-Cap Equity Fund
                                XI          Munder Multi-Season Growth Fund
                                XII         Munder Power Plus Fund
                                XIII        Munder Real Estate Equity Investment Fund
                                XIV         Munder Small-Cap Value Fund
                                XV          Munder Small Company Growth Fund
                                XVI         Munder Framlington Emerging Markets Fund
                                XVII        Munder Framlington Healthcare Fund
                                XVIII       Munder Framlington International Growth Fund

                                            FIXED INCOME FUNDS OVERVIEW:
                                XVIII       Munder Bond Fund
                                XIX         Munder Intermediate Bond Fund
                                XIX         Munder International Bond Fund
                                XX          Munder U.S. Government Income Fund
                                XXI         Munder Michigan Tax-Free Bond Fund
                                XXI         Munder Tax-Free Bond Fund
                                XXII        Munder Tax-Free Short-Intermediate Bond Fund
                                XXIII       HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                            EQUITY FUNDS:
                                1           Munder Balanced Fund
                                11          Munder Bio(Tech)(2) Fund
                                13          Munder Digital Economy Fund
                                15          Munder Equity Income Fund
                                18          Munder Future Technology Fund
                                20          Munder Index 500 Fund
                                32          Munder International Equity Fund
                                48          Munder International NetNet Fund
                                52          Munder Micro-Cap Equity Fund
                                55          Munder Multi-Season Growth Fund
                                58          Munder Power Plus Fund
                                60          Munder Real Estate Equity Investment Fund
                                61          Munder Small-Cap Value Fund
                                64          Munder Small Company Growth Fund
                                68          Munder Framlington Emerging Markets Fund
                                72          Munder Framlington Healthcare Fund
                                76          Munder Framlington International Growth Fund

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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
                                            INCOME FUNDS:
                                80          Munder Bond Fund
                                84          Munder Intermediate Bond Fund
                                88          Munder International Bond Fund
                                91          Munder U.S. Government Income Fund
                                94          Munder Michigan Tax-Free Bond Fund
                                98          Munder Tax-Free Bond Fund
                                104         Munder Tax-Free Short-Intermediate Bond Fund
                                            MONEY MARKET FUNDS:
                                110         Munder Cash Investment Fund
                                112         Munder Tax-Free Money Market Fund
                                125         Munder U.S. Treasury Money Market Fund
                                126         FINANCIAL STATEMENTS
                                183         FINANCIAL HIGHLIGHTS
                                211         NOTES TO FINANCIAL STATEMENTS
                                224         REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           Management's Discussion of
                   Fund Performance

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THE INVESTMENT ENVIRONMENT
     The year ending June 30, 2001, was marked by a sharp deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August, 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

     In contrast to the manufacturing sector, Gross Domestic Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the first two quarters of 2001. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

     The news on inflation over the past year has been more positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

     Whether the economy is or will be in a technical recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

THE STOCK MARKET
     The decline in economic growth, with its negative impact on actual and anticipated corporate earnings, took a heavy toll on the stock market during the year ending June 30, 2001. While there is debate about whether the economy is in recession, there is no doubt that there is a profits recession. S&P 500 earnings for the second quarter of 2001 are expected to fall by 21.10%, compared to year-ago levels. By contrast, earnings for the second quarter of 2000 increased 12.64% versus year-earlier levels.

     For the year ending June 30, the S&P 500 Index generated a return of -14.83%. Even with this double-digit negative performance, six of the 10 sectors of the S&P 500 Index turned in a positive return. In fact, the financials and utilities sectors both earned returns of greater than 20%, while the materials sector earned a return of over 18%. The weakness in the S&P 500 Index came primarily from one sector: technology. With a 23.8% weight in the Index and a return of -52.77% for the year, the technology sector alone subtracted over 16 percentage points from the Index's return for the 12-month time period. Although telecommunications services also had a very

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weak return (-30.24%), its relatively small weight in the Index limited its impact on the performance of the S&P 500 Index.

     Across the capitalization ranges of the stock market, smaller company stocks had better relative performance than the larger-cap S&P 500 for the year. The S&P MidCap 400 Index generated a return of 8.87% while the S&P SmallCap 600 Index had an even stronger return of 11.12%.

     International stocks trailed the U.S. stock market. The MSCI EAFE Index, a widely followed benchmark for international stocks, posted a -23.63% return for the year ending June 30.

THE BOND MARKET
     The bond market generated a return of 11.23% for the year ending June 30, a sharp contrast to the -14.83% return for the S&P 500 Index. While the slowing of the economy had a negative impact on the stock market, it had the opposite effect on the bond market. As the economy weakened, investors began to anticipate that the Federal Reserve would begin to cut interest rates, providing a boost to bond prices. The weakening economy also helped to reduce concerns about inflationary pressures, providing another boost to bond market returns.

     As of June 30, 2000, the yield on the 30-day Treasury bill was 5.71% while the yield on the 10-year Treasury bond was 6.03%. By June 30, 2001, the short-term yield had fallen to 3.57%, a decline of over two percentage points. The yield on the 10-year Treasury bond, which is less directly impacted by Federal Reserve rate cuts, had fallen to 5.42%, a much smaller decline of 0.61 percentage point. Given the steeper decline in short-term rates, the gap between short-term and long-term yields widened substantially, from 0.32 percentage point on June 30, 2000 to 1.70 percentage points by June 30, 2001.

     The Lehman Brothers Bond Indices show that, while lower quality bonds were the star performers during some periods over the last 12 months, investment grade bonds turned in the best performance for the year as a whole. All quality ratings of BBB and higher earned double-digit positive returns. Below-investment grade bonds, including high yield or junk bonds, posted negative returns for the year ending June 30.

     Corporate bonds were the best performing bond market sector for the year. However, the slowing economy and the negative returns of the technology-heavy NASDAQ market negatively impacted the performance of specific bonds, particularly in the technology sector. U.S. Agency bonds and mortgage-backed securities showed strong relative returns. While Treasury bonds were the weakest sector of the bond market, the Lehman Brothers U.S. Treasury Index still showed a strong absolute return of 9.83% for the year.

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THE MUNDER FUNDS
     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K shares, net of Fund expenses. The Lipper universes of mutual funds referred to below are compiled by Lipper Analytical Services, Inc. and categorized based on investment objectives.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
     The Fund earned a return of -1.81% for the year ending June 30, relative to a -4.60% return for a 60%/20%/20% blend of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Credit Index, and a -2.27% average return for the Lipper universe of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year, three-year and five-year time periods ending June 30, 2001. As of June 30, the asset allocation was 62% equities and 38% fixed income.

     The Munder Balanced Fund is a diversified portfolio with equity holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

     The leading performers during the year were the value stocks held in the Fund, particularly the small-cap value stocks. This was a result of the strong relative performance of value stocks during the year as well as good stock selection. The fixed income assets held in the Fund also generated a double-digit positive return.

     In contrast, the growth stocks held in the Fund generated double-digit negative returns for the year. This split in performance between growth and value stocks can be seen in the performance of the growth and value components of the S&P 500 Index. The Index itself generated a -14.83% return for the year. The value component of the Index, measured by the S&P/Barra Value Index, rose by 7.93% while the S&P/Barra Growth Index fell by 32.43%.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
     The Fund began operation on November 1, 2000. From inception through June 30, 2001, the Fund earned a return of -24.80%. For the six-month period ending June 30, 2001, the Fund earned a return of -14.63%, compared to the -6.53% return for the NASDAQ Biotechnology Index and the -11.55% average return for the Lipper universe of health/biotechnology funds. Compared to its Lipper universe, the Fund has earned above-average returns for the three-month time period ending June 30, 2001.

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     The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

     Fund performance suffered from the correction in the biotechnology segment of the healthcare sector during the first quarter of 2001 but benefited from the biotech rebound, which occurred in the second quarter. During the first quarter, there were significant outflows from biotechnology funds. One reason for the downward pressure on biotech stocks was that investors appeared to link these stocks to technology stocks in general, even though the fundamentals between these two groups are significantly different. Company-specific signs of weakness also depressed the biotechnology group, however. As an example, Applied Biosystems indicated that recent order patterns for capital equipment were weak, partly due to customers withholding purchases in anticipation of new product introductions. This announcement affected not only Applied Biosystems' stock price but the stock price of other "tools" companies as well.

     During the second quarter of the year, money flows into the biotechnology segment of the stock market turned positive and the performance of biotech stocks diverged in a positive direction from technology stocks. The improvement in investor sentiment was largely the result of solid first quarter earnings reports and positive reports about drugs in the production pipeline. In addition, early-stage companies that were able to show signs of greater than expected potential found strong investor interest. The Fund, emphasizing investments in emerging and innovative biotechnology companies, was a beneficiary during the quarter of the increased market interest in stocks with longer-term potential.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
     The Fund began operations on September 18, 2000. From inception through June 30, 2001, the Fund earned a return of -21.90%. For the time period extending from September 30, 2000 through June 30, 2001, the Fund earned a return of -23.65%, relative to the -14.00% return for the S&P 500 Index and the -33.42% average return for the Lipper universe of multi-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the six-month and 9-month time periods ending June 30, 2001.

     The Digital Economy style invests in companies that are transforming their businesses in a positive way by embracing technology. In an uncertain environment like the one we experienced in the fourth quarter of 2000, investors tend to give heavier weight to the safety or visibility of past performance than to the future impact of positive changes in business models. As a result, buying opportunities were created in many of the types of companies that the Digital Economy style is focused on. Toward the end of the quarter, we saw stronger absolute and relative performance for the Digital Economy style, with the portfolio experiencing positive relative performance in the majority of sectors.

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     Also during the fourth quarter of 2000, performance was positively impacted by strong stock selection in the technology, telecommunication services and consumer staples sectors. In contrast, returns were negatively influenced by individual holdings in basic industries, consumer discretionary and healthcare. Within technology, the portfolio was tilted toward security software and storage and away from semiconductor stocks and hardware. That tilt had a positive influence on performance for the quarter.

     Although most of the companies held in the Fund performed in line with or ahead of expectations during the first quarter of 2001, many of the stocks were caught up in the stock market's volatility. The result was poor stock price performance. Investor anxiety led to a focus on companies that were seen as conservative investments, including companies in the coal, energy and utilities sectors. While the Fund's holdings in these sectors fared reasonably well, investors appeared wary of higher growth companies in any sector that were transforming themselves by taking advantage of the digital economy. These higher growth stocks are the focus of the Fund and the skittishness of investors toward these companies translated into weak relative performance for the quarter.

     Following this difficult first quarter, the Fund experienced a strong second quarter relative to the S&P 500 Index. The Fund's focus on companies that are leveraging technology to gain a competitive advantage relative to their peers was rewarded as investors looked for companies that were well-positioned to meet or exceed earnings expectations. During the second quarter, Fund returns were boosted by positive stock selection in the basic materials, information technology, industrials and financials sectors. The positive impact of stock selection in these sectors more than offset the weaker performance of holdings in the consumer discretionary, consumer staples, utilities and telecommunications services sectors.

     The portfolio management team for the Munder Digital Economy Fund continues to focus on companies that leverage technology to gain a critical edge relative to their peers. By working closely with our research team at Munder Capital, we seek to identify companies that are currently transforming their businesses to be tomorrow's leaders.

MUNDER EQUITY INCOME FUND

FUND MANAGER: THE MUNDER EQUITY INCOME FUND TEAM
     The Fund earned a return of 15.22% for the year ending June 30, 2001, relative to the 10.34% return for the Russell 1000 Value Index and the 7.11% average return for the Lipper universe of equity income mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year time period ending June 30, 2001.

     The Fund's approach to value investing is fairly straightforward. The Fund invests in undervalued stocks with improving earnings estimates and stock price trends. The current lack of companies with improving business trends has led the Fund to invest defensively, choosing companies where confidence in earnings is highest. This strategy has been rewarded with strong performance during the last 12 months, although periodic waves of optimism have pushed the stocks of struggling companies higher. The Fund's discipline lagged the Russell 1000 Value Index

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during the market rebound of April and May, and therefore for the second quarter of 2001. However, as investors again focused on the difficult earnings environment near the end of the quarter, the performance of the Fund improved.

     We expect investor sentiment to continue to vacillate between optimism regarding an expected rebound in the economy and the reality of the current weakness in the economic environment. We are monitoring a number of inexpensive stocks, waiting for evidence of stabilization in business trends. It is possible that this patient approach will result in some lost opportunity when the economy improves, but we feel it should reduce risk during the current downturn. We believe that this is a prudent approach in today's environment.

THE MUNDER FUTURE TECHNOLOGY FUND

FUND MANAGER: THE MUNDER FUTURE TECHNOLOGY FUND TEAM
     The Fund earned a return of -63.87% for the year ending June 30, 2001, relative to the -14.83% return for the S&P 500 Index, the -51.13% return for the Goldman Sachs Technology Composite and the -52.79% average return for the Lipper universe of science and technology funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The performance of the Fund during the past year reflected the weakness in the technology sector of the stock market. After a return of +50.37% for the year ending June 30, 2000, the technology sector of the S&P 500 Index posted a -52.73% return for the year ending June 30, 2001.

     During the last half of 2000, slowing economic growth took its toll on the technology sector, as corporate spending on technology-related products and services slowed. Given the high valuations of optical-related stocks and a spending slowdown, the optical-related exposure of the Fund was reduced. While business-to-business software holdings also held back returns, the Fund's holdings in this area were tilted toward companies serving large corporate customers and exposure was maintained in this segment of the market. The focus of the Fund continued to be on those companies with the strongest visibility in earnings.

     During the first half of 2001, the Fund's exposure to communications equipment was reduced. Even with a significant underweight in this arena, the communications equipment industry still detracted from absolute performance during the first six months of 2001. In contrast, the decision to maintain a focus on enterprise software (software used by businesses) benefited Fund returns. During the second quarter of 2001, holdings of Microsoft, Oracle, Veritas Software, Citrix Systems, Openwave, PeopleSoft and Quest Software all rose by more than 30%.

     We anticipate an improved technology spending cycle in 2002 versus 2001. While we do expect some continued earnings disappointments, we believe the bulk of the technology spending slowdown has already been reflected in stock prices.

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MUNDER INDEX 500 FUND

FUND MANAGERS: TODD B. JOHNSON AND KEN A. SCHLUCHTER
     The Fund earned a return of -15.36% for the year ending June 30, 2001, relative to the -14.83% return for the S&P 500 Index and the -15.16% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The Fund achieved its goal of closely tracking the return of the S&P 500 Index for the year. The primary reason for the difference between the Fund's return and that of the S&P 500 Index is that the Fund's return is reported after the deduction of expenses. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

     Although the S&P 500 Index generated a -14.83% return for the year ending June 30, six of the ten S&P 500 sectors showed positive returns for the year. The financials sector was the top-performing sector for the year, with a return of 21.56%. Given its 16% weight in the Index, financials contributed over two percentage points to the Index's return for the year. Other sectors that generated a positive double-digit return included utilities (+21.29%) and materials (+18.41%).

     These positive contributions were more than outweighed by the negative contribution of the technology sector. With its return of -52.73% for the year and its weight of 24% in the Index, technology subtracted 16.30% from the S&P 500's return. This is a sharp contrast to the previous year (ending June 30, 2000) in which technology generated a 50.37% return. Telecommunications had a -30.24% return for the past year. However, with a weight of only 6% in the Index, it subtracted only 1.96% from the S&P 500's return.

     The sector returns of the S&P 500 Index were closely mirrored in the sector returns of the Fund. Since the goal of the Fund is to track the total return of the S&P 500 Index, the weight of each of the 500 stocks in the Fund is monitored closely relatively to its weight in the S&P 500 Index. Therefore, both sector and issue weights of the Fund remain close to the weights of the S&P 500 Index. Cash flows are promptly invested in order to minimize their impact on the Fund's return.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND BRIAN KOZELISKI
     The Fund earned a return of -26.51% for the year ending June 30, 2001, relative to the -21.98% return for the FTSE World ex-U.S. Index and the -24.03% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-year and five-year time periods ending June 30, 2001.

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     Global economic weakness took its toll on foreign stock markets during the year ending June 30, 2001. The FTSE World ex-U.S. Index, with its -21.98% return, was significantly weaker than the S&P 500 Index, which posted a -14.83% return.

     While broad international equity benchmarks were generally in negative territory for the year ending June 30, 2001, there was a wide divergence among international stock market returns. The Chinese exchanges numbered among the best performing stock markets, along with the markets of Costa Rica, Russia, Ireland and Mexico. All of these markets posted positive returns. In contrast, the weakest stock markets included the markets of Turkey, Korea, Finland, Taiwan, Sweden and Greece. All of those markets posted double-digit negative returns for the year ending June 30, 2001.

     In the international arena, small-cap and mid-cap stocks have generated strong performance relative to larger-cap stocks over the past year, as has been the case in the U.S. Since the Fund is focused on larger-cap companies, this has held back its relative returns.

     The Fund continues to focus on providing broad exposure to international stock markets. Core holdings of foreign securities with a market capitalization of over $250 million that are traded and listed in the U.S. are complemented by stocks selected on the basis of an economic modeling overlay. The Fund typically holds between 600 and 800 securities representing over 50 countries. This contrasts to the 21 countries represented in the MSCI EAFE Index.

MUNDER INTERNATIONAL NETNET FUND

FUND MANAGER: THE MUNDER INTERNATIONAL NETNET FUND TEAM
     The Fund earned a return of -62.27% for the year ending June 30, 2001, relative to the -20.14% return for the MSCI World Index and the -52.79% average return for the Lipper universe of science and technology mutual funds.

     During the second half of 2000, there were few bright spots in the Internet-related and technology segments of the global stock markets. One of the few positives was that the leaders among business-to-consumer (B2C) firms appeared to experience a strong holiday season. As 2000 ended, the Fund was defensively structured, with a focus on stocks that appeared to be best positioned to deliver superior earnings growth.

     The global nature of the Fund helped returns during the first quarter of 2001, helping to reduce the impact of negative earnings pre-announcements by U.S. technology companies. However, non-U.S. exposure held back returns during the second quarter as European technology demand declined and the continued weakness in semiconductor prices hindered the performance of semiconductor companies in the Asia Pacific region.

     We remain concerned about the levels of some international valuations in specific Internet-related and technology sectors, especially relative to earnings forecasts for 2002. However, in our view, overall valuation is becoming more attractive. We are maintaining the healthy cash position of the Fund with a view to selectively increasing positions. We are focused on companies with improving earnings visibility, strong technology franchises, sound funding and modest valuations.

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MUNDER MICRO-CAP FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
     The Fund earned a return of -8.30% for the year ending June 30, 2001, relative to the 4.67% return for the Wilshire Micro-Cap Index and the 9.69% average return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, two-year and three-year time periods ending June 30, 2001.

     During the last half of 2000, technology and producer durables stocks were among the weakest holdings of the Fund while auto and transportation stocks were among the performance leaders. One of the top-performing stocks in that sector was Offshore Logistics, a company that provides helicopter transport services to the offshore oil and gas industry worldwide. During the third quarter of 2000, financial services, healthcare and consumer staples holdings also showed relative strength, while energy stocks were among the top performers during the last quarter of 2000.

     The energy sector continued its strong relative performance into the first quarter of 2001. Good stock selection and an overweight of the sector helped to boost returns of this sector. However, an underweighting in the consumer discretionary, consumer staples and financials sectors, all of which had strong relative performance during the quarter, held back returns.

     During the second quarter of 2001, the Fund generated a positive double-digit return but lagged its benchmarks slightly, due to weak relative returns of the utilities, healthcare and financial sectors of the Fund. In the utilities sector, performance was penalized by an overweight in independent power companies that have recently fallen out of favor with investors. However, we continue to have a positive view of the fundamental outlook for this group and feel that the current weakness will be short-term in nature. The weakness among the Fund's utilities, healthcare and financial holdings during the quarter was partially offset by a rebound in some of the technology holdings that were formerly out of favor with investors.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR, CFA AND JOHN P. RICHARDSON, CFA
     The Fund earned a return of -14.41% for the year ending June 30, 2001, relative to the -14.83% return for the S&P 500 Index and the -15.62% average return for the Lipper universe of large-cap core mutual funds.

     During the last half of 2000, Fund returns benefited significantly from overall stock selection, with the Fund's focus on valuation and consistency in earnings growth helping to boost relative returns. Due largely to the focus on consistency, the Fund's technology holdings outperformed the S&P 500 technology sector during the last half of the year.

     During the first quarter of 2001, the consumer staples and utilities sectors of the Fund experienced the strongest relative performance. The Fund's largest holding and best performer in the consumer staples sector was Anheuser Busch. The company, which is considered to be a

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defensive stock, reported a 12% earnings per share gain. In the utilities sector, the Fund's only holding was El Paso Corp., which acquired our prior holding of Coastal Corp. While the stock's price fell by 9% during the quarter, this was stronger performance than the stock price decline of 30% for Enron, the S&P 500's largest utility holding. In contrast to relative strength in the consumer staples and utilities sectors of the Fund, information technology and industrials holdings held back returns.

     During the second quarter of 2001, there were some significant reversals in relative performance. Information technology holdings moved from relative weakness to relative strength. Two of the best performing stocks, Microsoft (+22%) and Veritas Software (+44%) were overweighted in the Fund. Healthcare holdings also showed relative strength, with overweightings in Biomet (+22%), Johnson & Johnson (+15%), Baxter International (+7%) and Cardinal Health (+7%). All of these companies met or exceeded earnings expectations.

     The consumer staples sector, which had shown relative strength during the first quarter of 2001, exhibited weaker relative returns in the second quarter. Anheuser Busch experienced negative returns despite double-digit earnings gains.

     We will continue to manage risk in the Fund while investing in the companies that we believe have a strong management team and the competitive position to produce consistent and above-average earnings growth through an economic cycle.

MUNDER POWER PLUS FUND

FUND MANAGER: THE MUNDER POWER PLUS FUND TEAM
     The Fund began operations on March 13, 2001. From its inception through June 30, 2001, the Fund has generated a return of -1.40%. For the quarter ending June 30, 2001, the Fund earned a return of 0.41%, relative to the 0.51% return for the AMEX Deutsche Bank Energy Index and the 0.16% average return for the Lipper universe of natural resources mutual funds.

     The Fund is focused on companies in the energy, power and power technology arena. Investments include traditional energy sources (natural gas and oil), renewable energy sources (solar and wind power), and power technology companies that are devising more efficient means of providing and distributing power. The Fund will invest in companies across the entire capitalization range of the stock market. In our view, the growing demand for power, the deregulation of the power industry, and the development of new power technologies have created substantial investment opportunities in the energy and power arena.

     The Fund combines a top-down and bottom-up approach to stock selection. The top-down analysis assesses macro-economic, political and currency risk factors. The bottom-up analysis focuses on the selection of individual companies with compelling valuation and a strong fundamental outlook. These investment characteristics served the Fund well during the tumultuous market conditions in March. Strong relative performance was generated across all sub-sectors of the Fund, including distributed power generation and related power technology companies,

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exploration and production companies, integrated oil companies, and refining and marketing companies.

     The energy and power segment of the stock market remained volatile during the second quarter of 2001. Much of the across-the-board stock price weakness came in late June when political and cyclical factors converged and caused many investors, particularly hedge funds and momentum-oriented investors, to aggressively sell their energy and power holdings to capture any investment gains prior to the end of the quarter.

     From a cyclical standpoint, weakness in the commodity markets, particularly in natural gas, spilled over into energy-related stocks. Downward pressure on natural gas prices was related to such factors as cooler than normal weather in Western regions of the U.S., higher capacity utilization of nuclear facilities, and lower overall demand from industrial users of natural gas. Barring a major collapse in U.S. economic activity, we believe that the weakness in energy-related stock prices is a short-term phenomenon and represents an opportunity to add to existing positions.

     Another factor adding to the stock price weakness of energy and power stocks was the political rhetoric evolving from the power and energy crisis in California. Investors are concerned that the turmoil in California could provide the impetus for the re-regulation of the energy and power markets in California and other states. In our view, re-regulation is an outcome with a very low probability. Actions to re-regulate energy markets will not achieve the stated goals of energy/power conservation and growth in supply. In fact, we believe that price controls and other regulatory measures would only prolong the effects of a seller's market in which demand for power and energy far outstrips supply.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a 14.73% for the year ending June 30, 2001, relative to the 24.42% return for the NAREIT (equity only) Index and the 20.46% average return for the Lipper universe of real estate mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month time period.

     Real Estate Investment Trusts (REITs) provided solid returns for the year ending June 30, 2001. Investors continued to seek the predictability and stability of REIT earnings and dividends, given the volatility in the overall stock market environment. During the last half of 2000, good performance in the office, industrial and apartment sectors of the REIT market, all of which were overweighted in the Fund, helped to boost the Fund's returns. However, this positive was offset by the Funds' underweighted position in the hotel and healthcare sectors, the strongest sectors for the period.

     During the first half of 2001, there was a focus on value-oriented REITs, with many slower growth and higher yielding REITS providing strong relative performance. This had a negative impact on the Fund's relative returns, since value-oriented REITs tend to be lower in quality and have lower earnings growth than our criteria for investment.

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     The REIT market's move toward value and high yield contributed to the strong relative performance of the healthcare, hotel, and outlet center sectors during the first half of 2001. Given our focus on growth, the Fund was underweighted in those sectors. The office and industrial sectors, which have a relatively heavy weight in the Fund because of their strong earnings growth, underperformed for much of the first half of the year. However, these sectors began to outperform late in that time period, resulting in strong relative returns for June. Consolidation within the REIT market continues. Two of the holdings in the Fund were acquired during the second quarter of 2001.

     We continue to believe that fundamentals look solid for REITs. Growth estimates for REITs remain stable, while the broader stock market is experiencing downward revisions and earnings disappointments. Rents have held up in most markets, new construction has been disciplined, and occupancy rates are still high. While REIT fundamentals remain strong, valuations are still attractive. The REIT market trades at valuation levels below the asset values of the hard real estate and Price/FFO (flow of funds from operations) multiples remain well below their historical averages.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGER: THE MUNDER SMALL-CAP VALUE FUND TEAM
     The Fund generated a return of 35.87% for the year ending June 30, 2001, relative to the 30.86% return for the Russell 2000 Value Index and the 29.50% average return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month and one-year time periods ending June 30, 2001.

     The financial services and energy sectors were among the strongest sectors of the Fund during the last half of 2000. Technology holdings did well during the third quarter of 2000, as investors began to shift their attention to smaller technology companies that were more reasonably priced relative to their future earnings growth potential than many larger-cap technology companies. During the fourth quarter, however, as the decline in technology stocks intensified, the Fund's technology holdings were among the weakest holdings in the Fund. The Fund continued to focus on those technology issues that have strong fundamentals and valuations that are low, especially relative to large-cap technology holdings.

     During the first quarter of 2001, the performance of the Fund was positively impacted by several of its energy holdings and negatively impacted by its technology holdings. In addition, PolyMedica, which had held back returns during the last half of 2000, continued to exhibit relative weakness despite strong fundamentals. While the stock's price had been hurt by negative rumors, we anticipated that continued strong growth for PolyMedica would translate into strong future price performance. In fact, during the second quarter of 2001, PolyMedica was one of the top performers in the Fund, generating a return of 78% for the quarter. The stock remains one of the largest holdings in the Fund and we believe that its fundamentals continue to be excellent. Other strong stocks during the second quarter of 2001 included Orthodontic Centers (+48%), Penn National Gaming (+103%), Sonic Automotive (+103%), Metris (+62%) and Monaco Coach (+86%). Strong Fund sectors during the second quarter included healthcare, consumer

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discretionary and financials. In contrast, a small weight in the utilities sector generated weak relative returns.

     The strong relative performance of the small-cap sector of the stock market reflects the broadening of the market, favorable relative valuations and positive money flows into the sector. We continue to view the small-cap sector favorably. Even in a difficult economic environment, there are many companies that continue to deliver strong earnings while selling at attractive valuations. The Fund remains broadly diversified in order to take advantage of what we believe will be continued interest in the sector.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
     The Fund posted a return of -21.43% for the year ending June 30, 2001, relative to the -23.26% return for the Russell 2000 Growth Index and the -18.99% average return for the Lipper universe of small-cap growth mutual funds. The Fund has earned above-average returns for the three-month time period ending June 30, 2001.

     The Fund did not escape the negative returns in the small company growth segment of the market during the last half of 2000, but did perform well relative to that segment. The Fund became somewhat more defensive in nature during that six-month time period, with increased positions in the finance, healthcare and energy sectors.

     The first quarter of 2001 was a difficult one for small-cap stocks and for the Fund. In the Russell 2000 Growth Index, only REITs and the small "other" category contributed positively to returns during the quarter. Within the Fund, relative strength in the consumer staples, materials and energy sectors was more than offset by weakness in the consumer discretionary, telecommunications services and healthcare sectors.

     After a difficult first quarter, small-cap stocks experienced a dramatic rebound in performance during the second quarter of 2001, especially during the month of June. Investors, optimistic that the Federal Reserve's interest rate cuts would result in better earnings visibility going forward, bid up many formerly downtrodden small-cap issues. Two growth-oriented sectors, health care and information technology, had among the strongest relative performance in the small-cap segment for both June and the quarter as a whole. Energy and utilities, typically lower growth sectors, were the only two sectors to generate negative returns for those two time periods. In fact, it was generally true that small-cap growth stocks, those with higher earnings growth expectations, turned in better performance during the quarter than small-cap value stocks.

     The performance of the Fund was boosted during the second quarter of 2001 by favorable stock selection, particularly in the information technology and healthcare sectors. Only slightly offsetting the positive impact of generally strong stock selection was the weaker performance of the economically sensitive industrial sector. A few of the holdings in this sector experienced negative earnings pre-announcements during the quarter.

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     We continue to view the small-cap market favorably. While small-cap stocks have outperformed large-cap stocks for slightly over two years, the typical period of outperformance is closer to six years. If the typical cycle prevails, the strong relative performance of small-cap stocks could continue for several quarters. In addition, small-cap stocks tend to outperform their large-cap peers during those time periods when the Federal Reserve is lowering interest rates. Finally, despite the recent period of positive price momentum, small-cap stocks continue to trade at attractive valuations relative to their large-cap peers.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM
     The Fund generated a return of -32.17% for the year ending June 30, 2001, relative to the -25.92% return for the MSCI Emerging Markets Free Index and the -24.27 average return of the Lipper universe of emerging markets mutual funds. Compared to its Lipper universe, the Fund has earned an above-average return for the three-month time period ending June 30, 2001.

     Emerging markets suffered during the last half of 2000 from a strong U.S. dollar, growing signs of a slowing in global economic growth and the high price of oil. These factors combined with the global turndown in the technology sector to create negative returns for the emerging markets segment of the global stock market.

     During the first quarter of 2001, the Fund managers were finding the most attractive investments among financial and consumer stocks and had a less favorable view of telecommunications stocks. In their view, telecommunications stocks in the emerging market countries continued to be vulnerable to the declining creditworthiness of their developed world counterparts. Adjusting for the risk premium associated with each country, the least expensive wireless stocks were to be found in Thailand. Israeli software shares were the least expensive pure technology investment and were overweighted in the portfolio.

     During the second quarter of 2001, interest rate cuts occurred in a number of emerging market countries, including Poland, South Africa, Taiwan and Korea. These rate reductions helped to boost the stock markets in these countries, particularly in Korea, despite a deteriorating economic background. The decline in oil prices during the quarter was a negative for oil exporters like Russia and Mexico. These markets continued to do well during the quarter, however, since recent structural reforms have made these countries more attractive to investors. The declining oil prices were positive for India and Brazil, both big importers of oil.

     Performance in the emerging markets often depends on sentiment toward the entire asset class rather than on country-specific developments. In our view, two of the best indicators of the investment climate for emerging markets are downside risk and fund flows. During the first quarter of 2001, both indicators were signaling an improvement in sentiment.

     During the first half of 2001, the Fund introduced a five-step process with the goal of reducing the volatility of the Fund. This process includes analysis of each country's ability to compete effectively for capital and the impact on the country's economy of a number of factors

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including the degree of risk aversion of investors toward emerging markets, the level of oil prices, global demand and interest rates. Once these factors are examined, global sector allocations are determined. Individual companies will then be chosen in the countries targeted for investment.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND TEAM, HEADED BY ANTONY MILFORD
     The Fund posted a -8.32% return for the year ending June 30, 2001, relative to the 8.93% return for the Russell 2000 Healthcare Index and the -3.11% average return for the Lipper universe of healthcare/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, two-year and three-year time periods ending June 30, 2001.

     During the last half of 2000, we took some profits in the biotechnology sector in the run-up to the early November high. In retrospect, more aggressive selling would have been beneficial. There was a significant correction in healthcare stocks in the final weeks of 2000, which was at least in part due to the presidential election gridlock in the U.S. Biotechnology stocks were also caught up in the general weakness in the technology-dominated NASDAQ Index.

     During the first quarter of 2001, healthcare stocks experienced strong selling pressure as optimism about a late 2001 economic rebound overcame near-term fears about slowing profits in more economically sensitive sectors. In addition, biotechnology stocks felt selling pressures in February and March, as technology companies issued increasing numbers of profit warnings. Although we believe that biotechnology and technology stocks have significantly different fundamentals, the fact that many biotech companies do not (as yet) have positive earnings caused some investors to categorize biotech with the "new economy."

     Following the negative environment for healthcare stocks during the first quarter, the start of the second quarter proved far more favorable to the Fund, with the markets staging the first signs of a strong recovery. The broad healthcare sector showed more stability through the quarter, although we remain cautious on the outlook for large-capitalization pharmaceutical companies. This caution is due to upcoming patent expirations and political pressures that would reduce the ability of these companies to resist competition from generic drugs. We prefer exposure to companies with a blend of branded and generic products. The "old economy" area of healthcare services provided excellent second quarter results, particularly in long-term managed care. These stocks provide the Fund with a defensive position when the markets show any sign of turbulence.

     The primary reason for the Fund's relative outperformance early in the second quarter was its substantial position in biotechnology stocks. What has been of importance to investors in biotech stocks over recent months has been the flow of very strong news and earnings reports, especially compared to the weak news and profit warnings that we have seen from many other areas, namely the large-cap pharmaceutical companies.

     The increased leverage of the small-cap and mid-cap biotechnology/drug companies with regard to negotiated alliance and collaboration agreements continues to prevail due to their

                                                                            xvii
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well-funded research and development capabilities. A prime example of this situation is the recent announcement by Human Genome Sciences that it will end its seven-year-old gene-hunting consortium with leading pharmaceutical companies. The decision not to renew the agreement leaves the well-funded U.S. pioneer of genomics -- the study of how genes are linked to illness -- free to exploit its discoveries for itself.

     Merger and acquisition activity has picked up across all areas of the healthcare sector. Overall, we remain enthusiastic about the healthcare sector as demand and pricing power continue to offer good growth opportunities.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM, HEADED BY SIMON KEY
     The Fund posted a return of -31.19% for the year ending June 30, 2001, relative to the -23.63% return for the MSCI EAFE Index and the -24.03% average return for the Lipper universe of international equity mutual funds.

     Relative Fund performance for the year ending June 30, 2001 was held back largely by the global underperformance of growth stocks relative to value stocks. The lagging performance of growth stocks was particularly noticeable in stock selection in Europe and Japan. In contrast, stock selection among the Pacific ex-Japan stocks showed relative strength. We believe that the significant outperformance of value stocks over the past 12 months is largely over. In our view, in a difficult economic environment, investors are likely to reward companies with genuine growth characteristics and attractive valuations.

     In terms of country allocation, the Fund is slightly overweighted in Japan and the emerging markets that are benefiting from cheap valuations and interest rate cuts. In the case of Japan, positive news about economic reform is also likely to help boost the stock market. However, we believe that a sustained rally in Japan requires successful reform. Europe is slightly underweighted since the markets there continue to look expensive relative to bonds. Cash levels were slightly higher than usual as of June 30, 2001, but we anticipate that the cash will be put to work early in the third quarter.

MUNDER BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a return of 9.79% for the year ending June 30, 2001, relative to the 11.76% return for the Fund's benchmark (50% Lehman Brothers Aggregate Bond Index/50% Lehman Brothers Credit Index) and the 10.19% average return for the Lipper universe of corporate debt A rated mutual funds.

     During the year ending June 30, 2001, high quality and lower quality securities traded places as the top-performing quality class. For the year as a whole, however, securities with quality ratings of A and higher posted the best relative returns. In that environment, the high quality focus of the Fund was a positive for returns.

 xviii
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     Another factor that helped the performance of the Fund for the 12-month period was its sector weighting. For the year ending June 30, 2001, the corporate sector had the strongest returns, followed by U.S. Agency and mortgage-backed securities. Treasury bonds had the weakest relative performance for the year, although they still posted a strong absolute return of 9.83%. The Fund's relatively heavy weight in non-Treasury securities, particularly in corporate bonds, was therefore a positive for returns.

     Within the corporate sector, however, there was a wide divergence in performance. The negative returns of the technology sector of the stock market weighed heavily on the technology sector of the corporate bond market. Comdisco and Nortel were two technology-related corporate bonds that had negative price performance during the year, detracting from the performance of the Fund.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a return of 9.50% for the year ending June 30, 2001, relative to the 11.04% return for the Lehman Brothers Intermediate Government/Credit Bond Index and the 9.18% average return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year and two-year time periods ending June 30, 2001.

     The Fund's focus on high quality issues boosted returns during the last half of 2000 but held back returns during the first half of 2001. During the first quarter of 2001, returns on high yield (junk) bonds exceeded AAA-rated bonds by almost three percentage points and BBB-rated bonds by almost two percentage points.

     Throughout the year, the performance of the Fund benefited from its relatively heavy weighting in non-Treasury securities, including corporate bonds, the strongest sector of the bond market for the year. However, there was a wide divergence in the performance of specific corporate issues. Nortel, Motorola and Marconi were among the Fund's corporate bond holdings that experienced a negative change in price during the quarter. Comdisco, which had struggled in previous months, rebounded later in the second quarter of 2001.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: SHARON E. FAYOLLE AND PETER G. ROOT
     The Fund posted a -7.32% return for the year ending June 30, 2001, relative to the -7.43% return for the Salomon Brothers Non-U.S.$ World Government Bond Index and the -0.98% average return for the Lipper universe of international income funds.

     During the last half of 2000, the Salomon Brothers Non-U.S.$ World Government Bond Index improved from a -4.52% return during the third quarter to a 4.00% return for the fourth quarter. The improvement in the performance of the Index was partly due to a strengthening of currencies relative to the U.S. dollar. As an example, the euro, which fell against the U.S. dollar during the third quarter, rose by close to 6.5% relative to the dollar in the fourth quarter. The

                                                                             xix
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           ---------------------------------------------------------------------

performance of the Fund mirrored this improvement in international bond returns, moving from a negative return in the third quarter to a positive return in the fourth quarter.

     During the first quarter of 2001, interest rates fell globally in response to slowing economic growth. As a result, foreign bond markets had generally positive returns. However, these positive local bond market returns were offset by the negative impact of currency movements. On a total return basis, taking into account both local bond market returns and currency movements, Canada and the Eurozone countries had the strongest (although negative) returns for the quarter while Japan and Australia had the weakest returns. The strong performance of the Fund, relative to its Salomon benchmark, was due primarily to an overweighting of the euro and the Canadian dollar and an underweighting of the Japanese yen.

     During the second quarter of 2001, the euro weakened sharply relative to the U.S. dollar. This was largely due to increasing economic weakness in the Eurozone and the relative inaction by the European Central Bank with respect to reducing interest rates. The Japanese yen strengthened slightly, bolstered by the plans for economic reform put forth by the new Prime Minister, Junichiro Koizumi. On a total return basis, taking into account both local bond market returns and the impact of currency movements, the only countries with positive returns for the quarter were Canada, Australia and Japan. The Eurozone countries and Sweden had the weakest returns. The Fund's overweight of the euro, which had boosted performance in the prior quarter, held back returns. As of June 30, 2001, the Fund was underweighted in the yen and overweighted in the euro, with the weight of the euro increased in June. The overweighted position in Canada was removed late in the quarter.

     The Fund is an international fund and therefore does not generally hold U.S. dollar-denominated securities. During some periods of time, this will hold back returns relative to global bond funds that hold both U.S. and non-U.S. securities. In our view, one of the major reasons for an investor to choose an international bond fund is to increase the diversification of his or her overall portfolio. For that reason, the Fund does not hedge against currency risk. While hedging may reduce the volatility of an international bond fund, it would also reduce the diversification benefits offered by the Fund.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: PETER G. ROOT AND ANNE K. KENNEDY
     The Fund generated a 10.74% return for the year ending June 30, 2001, relative to the 10.34% return for the Lehman Brothers Government Bond Index and the 9.52% average return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year, three-year, five-year and 10-year time periods ending June 30, 2001.

     During the last half of 2000, the performance of the Fund was aided by its underweighting in Treasury securities. This was especially positive for performance during the third quarter of the year. During the fourth quarter, as interest rates continued to fall, the performance of mortgage-backed securities, although still positive, fell behind other bond market sectors. As a result, the

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Fund's overweight in mortgage-backed securities, which was a positive for returns during the third quarter, held back relative returns during the last three months of 2000.

     The Fund's underweighting in Treasury securities continued to boost returns during the first half of 2001. Another positive factor was the bulleted maturity structure of the Fund. In a bulleted structure, maturities are clustered around the targeted duration of the Fund. (Duration is simply a measure of the price sensitivity of the Fund to changes in interest rates.) This maturity structure works best when the differential between longer-term and shorter-term rates is widening as it did during the first half of 2001. Another positive factor for performance during this six-month time period was issue selection within the mortgage-backed sector of the government market.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 9.75% for the year ending June 30, 2001, relative to the 9.13% average return of the Lipper universe of Michigan municipal debt mutual funds. Compared to the universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001. The Fund is also measured against a custom index which consists of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indices. For the year ending June 30, 2001, the Fund's custom benchmark had a return of 10.34%.

     During the last half of 2000, the absolute performance of the Fund was boosted by the general decline in interest rates that occurred during the last three months of the year. In an environment of fast-moving markets and declining rates, the Fund's overweight in longer-term maturities and strong issue selection had a positive impact on relative returns. An overweight in securities with credit ratings of A and higher also helped to boost performance, given the strong returns of these securities relative to BBB-rated bonds. Only partially offsetting these positive factors was the fact that Michigan securities tended to underperform the returns of some specialty states during the last months of 2000.

     During the first half of 2001, BBB-rated securities exhibited strong relative performance, a contrast to their weaker performance in prior months. The underweight of the Fund in this quality segment therefore held back returns. An underweight in the hospital bonds, which tend to be lower in quality, also held back returns. On the positive side of the ledger, an overweight of bonds with maturities of one-year to eight-years contributed positively to performance.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 9.45% for the year ending June 30, 2001, relative to the 9.23% average return of the Lipper universe of general municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001. The Fund is also measured against a custom index which consists of an equally weighted combination of the Lehman Brothers 10-year,

                                                                             xxi
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15-year and 20-year Municipal Bond Indices. For the year ending June 30, 2001, the Fund's custom benchmark had a return of 10.34%.

     During the last half of 2000, the Fund's overweight in longer-maturity bonds and strong issue selection helped to boost relative returns. In addition, while an underweight in California bonds held back returns during the third quarter, it was a positive for performance during the fourth quarter.

     During the first half of 2001, the high quality focus of the Fund had a negative impact on performance. The Fund was underweighted in BBB-rated securities, the lowest quality rating for investment grade bonds, which had strong relative performance for this six-month time period. An underweighting in hospital and housing bonds (which tend to fall into the lower tiers of investment grade securities) and New York bonds also held back returns.

     Offsetting these negative influences on performance for the first half of 2001 was the positive impact of the maturity structure of the Fund. The overweight of the one-year to eight-year maturity range had a significant positive impact on returns. An underweight in California bonds also contributed positively to performance during the second quarter.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.51% for the year ending June 30, 2001, relative to the 8.33% return for the Lehman Brothers Mutual Fund Intermediate/Short Municipal Index and the 7.05% average return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending June 30, 2001.

     During the last half of 2000, the general decline in interest rates contributed to the strong absolute performance of the Fund. The high quality of the Fund, with its overweighting in securities rated A and higher, was a key factor in the strong relative performance of the Fund. An underweighting in bonds backed by corporate-type obligations also helped to boost relative returns during the last months of 2000. In addition, while the Fund's underweight in California bonds hurt performance during the third quarter, it contributed positively to relative returns during the fourth quarter.

     The underweighting in California bonds also helped to boost returns during the first half of 2001. Another positive factor for that six-month time period was the Fund's overweight in securities with maturities of five years or less. These positive factors were partially offset by the Fund's underweight in New York bonds and in BBB-rated securities. The high quality of the Fund, with its focus on securities rated A and higher, had boosted returns during the last half of 2000 but held back returns during the first half of 2001.

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           Hypotheticals and Total Returns

           ---------------------------------------------------------------------
The following graphs represent the performance of each Fund since the inception (or ten years for Funds in existence greater than 10 years). This includes a period of time since February 1, 1995 during which the Funds have been managed by Munder Capital Management or its wholly-owned subsidiary World Asset Management and prior periods when the Funds were managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment. The information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

BALANCED FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                        60% S&P 500/ 20%
                                                                                       LEHMAN AGGREGATE/       LIPPER BALANCED
                                              CLASS K                S&P 500           20% LEHMAN CREDIT        FUNDS AVERAGE
                                              -------                -------           -----------------       ---------------
4/16/93                                       10000.00               10000.00               10000.00               10000.00
                                               9890.00               10000.00                9884.80               10157.00
                                              10030.00               10267.00               10046.10               10273.00
                                              10100.00               10297.00               10132.10               10294.00
                                              10092.00               10255.00               10117.70               10602.00
                                              10384.00               10644.00               10412.00               10638.00
                                              10434.00               10562.00               10381.10               10739.00
                                              10475.00               10780.00               10521.30               10589.00
                                              10222.00               10678.00               10436.70               10774.00
                                              10516.00               10807.00               10538.80               11033.00
                                              10685.00               11174.00               10806.40               10822.00
2/28/94                                       10503.00               10871.00               10564.80               10422.00
                                              10046.00               10398.00               10196.50               10440.00
                                               9990.00               10531.00               10245.30               10483.00
                                               9909.00               10703.00               10350.40               10291.00
                                               9593.00               10441.00               10195.30               10522.00
                                               9781.00               10784.00               10471.00               10794.00
                                              10067.00               11225.00               10741.80               10593.00
                                               9954.00               10950.00               10535.10               10650.00
                                              10097.00               11196.00               10676.30               10390.00
                                               9809.00               10789.00               10422.20               10489.00
                                               9947.00               10949.00               10534.10               10626.00
                                               9999.00               11232.00               10777.70               10952.00
2/28/95                                       10298.00               11670.00               11134.40               11149.00
                                              10486.00               12013.00               11358.90               11346.00
                                              10590.00               12367.00               11621.70               11719.00
                                              10932.00               12861.00               12057.10               11959.00
6/30/95                                       11259.00               13159.00               12262.00               12240.00
                                              11604.00               13595.00               12505.80               12343.00
                                              11667.00               13629.00               12580.80               12622.00
                                              11968.00               14204.00               12940.20               12585.00
                                              11915.00               14153.00               12970.20               12974.00
                                              12262.00               14773.00               13388.30               13144.00
                                              12272.00               15058.00               13601.00               13383.00
                                              12558.00               15570.00               13929.30               13436.00
                                              12695.00               15715.00               13935.70               13487.00
                                              12759.00               15866.00               13983.10               13631.00
                                              12939.00               16100.00               14081.50               13800.00
                                              13152.00               16514.00               14290.80               13811.00
6/30/96                                       13193.00               16577.00               14394.80               13415.00
                                              12681.00               15845.00               14026.90               13663.00
                                              12905.00               16180.00               14205.60               14171.00
                                              13553.00               17090.00               14776.60               14436.00
                                              13650.00               17561.00               15139.20               15098.00
                                              14121.00               18887.00               15921.30               14934.00
                                              13817.00               18513.00               15684.10               15366.00
                                              14135.00               19669.00               16297.70               15374.00
                                              13999.00               19824.00               16393.80               14937.00
                                              13493.00               19011.00               15923.30               15361.00
                                              13882.00               20144.00               16578.40               16047.00
                                              14569.00               21376.00               17251.80               16529.00
6/30/97                                       14992.00               22326.00               17786.30               16430.00
                                              15912.50               24103.20               18798.00               17350.10
                                              15428.80               22753.40               18122.80               16897.20
                                              16143.10               24000.30               18812.50               17530.90
                                              15923.60               23198.70               18512.30               17229.40
                                              16086.00               24272.80               19044.70               17484.30
                                              16250.10               24690.20               19302.20               17713.40
                                              16199.70               24964.30               19528.00               17823.20
                                              16849.30               26764.20               20374.60               18557.50
                                              17299.20               28134.60               21029.60               19079.00
                                              17311.30               28418.70               21202.80               19201.10
                                              17081.10               27929.90               21050.70               19007.20
6/30/98                                       17369.70               29063.90               21611.30               19290.40
                                              16879.00               28755.80               21502.10               19006.80
                                              15089.80               24597.70               19723.80               17341.80
                                              15701.00               26174.40               20678.30               18045.90
                                              16412.20               28302.40               21649.40               18762.30
                                              16994.80               30017.50               22479.20               19430.30
                                              17997.60               31746.50               23294.10               20085.10
                                              18173.90               33073.50               23944.70               20400.40
                                              17348.80               32045.00               23367.00               19843.50
                                              17888.40               33326.80               24005.10               20291.90
                                              18464.40               34616.50               24599.40               20933.20
                                              18375.80               33799.60               24162.80               20652.70
6/30/99                                       19250.40               35675.40               24958.30               21193.80
                                              19325.50               34562.40               24456.80               20808.00
                                              18805.70               34389.50               24382.70               20537.50
                                              18690.90               33447.30               24095.80               20266.40
                                              18958.20               35564.50               25047.80               20833.90
                                              20105.20               36286.40               25370.40               21106.80
                                              21398.00               38423.70               26234.00               21780.10
                                              21297.40               36494.80               25390.20               21187.70
                                              23278.10               35805.10               25192.20               21194.10
                                              25363.80               39306.80               26767.70               22344.90
                                              24118.40               38123.70               26248.00               21944.90
                                              23175.40               37342.10               25927.40               21692.60
6/30/00                                       24450.30               38264.50               26519.40               22080.80
                                              24551.00               37666.40               26357.10               22023.40
                                              26585.20               40005.90               27476.90               23007.80
                                              25760.50               37894.00               26713.20               22492.50
                                              25349.80               37733.70               26681.20               22420.50
                                              23843.90               34758.80               25558.90               21552.80
                                              24472.60               34928.70               25824.10               22072.20
                                              25314.10               36168.00               26566.50               22549.00
                                              23818.10               32870.20               25207.10               21572.60
                                              22688.40               30787.90               24324.10               20808.90
                                              23931.90               33180.40               25445.10               21693.30
                                              24143.00               33402.70               25616.60               21823.50
6/30/01                                       24008.00               32589.70               25280.40               21515.80

                           GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURNS
                 ---------------------------------------------------         ------------------------------------------
                                      60% S&P 500/
                                        20% LEHMAN
                                        AGGREGATE/
                 BALANCED               20% LEHMAN   LIPPER BALANCED                      ONE     FIVE       SINCE
 INCEPTION           FUND   S&P 500        CREDIT#   FUNDS AVERAGE**                     YEAR    YEARS   INCEPTION
----------------------------------------------------------------------------------------------------------------------
CLASS K -- 4/16/93 $ 24,008  $31,954   $     25,280   $        21,516                  (1.81)%   12.72%      11.26%

           ---------------------------------------------------------------------

  # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S. government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Credit Index is an unmanaged index comprised of all publicly issued, non-convertible debt of the U.S. Government, its agencies or quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Index since inception comparative returns are as of 4/30/93.

 ** The Lipper Balanced Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns are as of 4/30/93.

                                                                           xxiii

           ---------------------------------------------------------------------

BIO(TECH)(2) FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                 LIPPER
                                                                                                          HEALTH/BIOTECHNOLOGY
                                                         CLASS K                  RUSSELL 2000                FUNDS AVERAGE
                                                         -------                  ------------            --------------------
11/1/00                                                 10000.00                    10000.00                    10000.00
                                                         8410.00                     8973.00                     9385.00
                                                         8830.00                     9743.78                     9858.94
                                                         8290.00                    10251.40                     9098.82
                                                         6970.00                     9578.94                     8753.97
                                                         5480.00                     9110.53                     7690.37
                                                         6390.00                     9822.97                     8335.59
                                                         7120.00                    10064.60                     8674.01
6/30/01                                                  7540.00                    10420.90                     8767.69

                                   GROWTH OF A $10,000 INVESTMENT                              AGGREGATE TOTAL RETURN
                   --------------------------------------------------------------  -----------------------------------------------
                                                         NASDAQ    LIPPER HEALTH/
                                                  BIOTECHNOLOGY     BIOTECHNOLOGY                             SINCE
 INCEPTION         BIO(TECH)(2)   RUSSELL 2000#          INDEX#   FUNDS AVERAGE**                         INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 11/1/00  $    7,530   $      10,421   $       8,168   $         8,768                            (24.80)%

DIGITAL ECONOMY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                         LIPPER MULTI-CAP GROWTH
                                                         CLASS K                     S&P 500                  FUNDS AVERAGE
                                                         -------                     -------             -----------------------
9/18/00                                                 10000.00                    10000.00                    10000.00
                                                        10230.00                     9948.00                    10000.00
                                                         9710.00                     9906.00                     9284.00
                                                         8620.00                     9125.00                     7511.00
                                                         9060.00                     9170.00                     7784.00
                                                         9290.00                     9495.00                     8080.00
                                                         8200.00                     8629.00                     6836.00
                                                         7310.00                     8082.00                     6037.00
                                                         8020.00                     8711.00                     6748.00
                                                         8060.00                     8769.00                     6702.00
6/30/01                                                  7810.00                     8556.00                     6596.00

                       GROWTH OF A $10,000 INVESTMENT             AGGREGATE TOTAL RETURN
                    -------------------------------------     ------------------------------
                                         LIPPER MULTI CAP
                    DIGITAL                    CORE FUNDS                  SINCE
 INCEPTION          ECONOMY   S&P 500#          AVERAGE**              INCEPTION
--------------------------------------------------------------------------------------------
CLASS K -- 9/19/00 $ 7,810  $  8,556   $          6,596                  (21.90)%

           ---------------------------------------------------------------------

 # The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. publicly traded companies. The NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market.

** The Lipper Health/Biotechnology Funds and Multi-Cap Growth Funds Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Bio(Tech)(2) Fund are as of 10/31/00. Lipper since inception comparative returns for the Digital Economy Fund are as of 9/30/00.

           ---------------------------------------------------------------------

EQUITY INCOME FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                LIPPER EQUITY
                                                                                                                 INCOME FUNDS
                                              CLASS K           RUSSELL 1000 VALUE          S&P 500                AVERAGE
                                              -------           ------------------          -------             -------------
7/5/94                                       $ 10000.00             $ 10000.00             $ 10000.00              10000.00
                                               10090.00               10311.00               10328.00              10263.00
                                               10190.00               10606.90               10750.00              10591.00
                                               10130.00               10254.80               10487.00              10400.00
                                               10154.00               10397.30               10723.00              10459.00
                                                9902.00                9977.27               10333.00              10058.00
                                                9944.00               10092.00               10486.00              10131.00
                                               10239.00               10402.80               10757.00              10323.00
2/28/95                                        10594.00               10813.80               11176.00              10654.00
                                               10796.00               11050.60               11506.00              10909.00
                                               11052.00               11399.80               11844.00              11156.00
                                               11442.00               11879.70               12317.00              11491.00
6/30/95                                        11502.00               12040.10               12602.00              11643.00
                                               11657.00               12459.10               13020.00              11970.00
                                               11709.00               12634.70               13053.00              12102.00
                                               12221.00               13092.10               13603.00              12501.00
                                               12242.00               12962.50               13555.00              12363.00
                                               12825.00               13619.70               14149.00              12890.00
                                               13321.00               13961.60               14422.00              13209.00
                                               13648.00               14397.20               14912.00              13516.00
                                               13606.00               14506.60               15051.00              13635.00
                                               13750.00               14753.20               15195.00              13818.00
                                               13633.00               14809.30               15419.00              13987.00
                                               13782.00               14994.40               15816.00              14213.00
6/30/96                                        13914.00               15006.40               15877.00              14232.00
                                               13445.00               14439.10               15176.00              13709.00
                                               13765.00               14852.10               15497.00              14065.00
                                               14322.00               15443.20               16368.00              14601.00
                                               14740.00               16040.80               16819.00              14932.00
                                               15577.00               17203.80               18089.00              15777.00
                                               15433.00               16983.60               17731.00              15693.00
                                               16000.00               17807.30               18838.00              16285.00
                                               16325.00               18069.10               18986.00              16464.00
                                               15884.00               17418.60               18208.00              15954.00
                                               16350.00               18150.20               19294.00              16421.00
                                               17188.00               19164.80               20473.00              17372.00
6/30/97                                        17826.00               19986.90               21383.00              18016.00
                                               19113.60               21489.90               23085.10              19169.00
                                               18375.80               20724.90               21792.30              18618.90
                                               19393.80               21976.70               22986.50              19555.40
                                               19147.50               21362.70               22218.80              18970.70
                                               19653.00               22307.10               23247.50              19555.00
                                               20376.20               22958.20               23647.40              20018.40
                                               20488.30               22633.40               23909.90              20004.40
                                               21420.50               24157.10               25633.80              21126.70
                                               22564.40               25634.50               26946.20              22068.90
                                               22341.00               25806.00               27218.40              22073.30
                                               21963.40               25423.30               26750.20              21720.20
6/30/98                                        21923.90               25749.20               27836.30              21854.80
                                               21042.30               25293.50               27541.20              21227.60
                                               18729.80               21529.30               23558.80              18599.60
                                               19728.10               22765.10               25068.90              19618.90
                                               20615.80               24528.50               27107.00              20794.10
                                               21446.70               25671.20               28749.60              21673.70
                                               22407.50               26544.10               30405.60              22239.30
                                               22268.60               26756.40               31676.60              22165.90
                                               22034.70               26379.20               30691.40              21680.50
                                               23235.60               26925.20               31919.10              22140.10
                                               23235.60               29440.00               33154.40              23707.70
                                               22877.80               29116.20               32371.90              23465.80
6/30/99                                        23452.00               29960.60               34168.60              24186.20
                                               23170.60               29082.70               33102.50              23559.80
                                               22264.60               28003.70               32937.00              22961.40
                                               21436.40               27023.60               32034.50              22134.80
                                               22533.90               28580.20               34062.30              22871.90
                                               21977.30               28357.20               34753.80              22707.20
                                               22324.60               28493.30               36800.80              22959.30
                                               21009.70               27564.50               34953.40              22084.50
                                               19120.90               25516.40               34292.70              20772.70
                                               20642.90               28629.40               37646.60              22783.50
                                               20675.90               28297.30               36513.40              22740.20
                                               20477.50               28594.40               35764.90              23047.20
6/30/00                                        19581.70               27287.70               36648.30              22547.10
                                               20028.30               27628.80               36075.50              22657.60
                                               21202.50               29164.90               38316.10              23998.90
                                               21418.90               29433.30               36293.40              23912.50
                                               22400.30               30157.30               36139.90              24290.30
                                               21901.00               29038.50               33290.60              23379.40
                                               23113.10               30493.30               33453.40              24534.40
                                               22992.50               30609.20               34640.40              24691.40
                                               22699.70               29758.20               31481.80              23891.40
                                               22077.80               28707.80               29487.50              23040.90
                                               22871.80               30114.50               31778.90              24257.40
                                               23061.70               30792.00               31991.90              24655.20
6/30/01                                        22561.70               30108.50               31213.20              24009.30

                             GROWTH OF A $10,000 INVESTMENT                                AVERAGE ANNUAL TOTAL RETURNS
                  -----------------------------------------------------            ---------------------------------------------
                                                          LIPPER EQUITY
                       EQUITY   RUSSELL 1000               INCOME FUNDS                             ONE     FIVE       SINCE
 INCEPTION        INCOME FUND         VALUE#   S&P 500#       AVERAGE**                            YEAR    YEARS   INCEPTION
--------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 7/5/94 $    22,562   $     30,108   $ 31,213    $     24,009                           15.22%   10.15%      12.35%

FUTURE TECHNOLOGY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                         GOLDMAN SACHS         LIPPER SCIENCE &
                                                                                           TECHNOLOGY          TECHNOLOGY FUNDS
                                              CLASS K                S&P 500            COMPOSITE INDEX            AVERAGE
                                              -------                -------            ---------------        ----------------
5/25/00                                         10000                  10000                  10000                  10000
                                                10889                  10287                  10000                  10000
6/30/00                                       12569.2                10540.6                  11229                  11733
                                              11714.5                10375.8                10704.6                11125.2
                                                13221                11020.3                12097.3                12831.8
                                              11262.9                10438.5                10137.5                11556.4
                                              9977.83                10394.3                9371.77                10184.6
                                              6978.49                10350.4                7225.33                7481.62
                                              6630.96                9534.36                6606.12                7314.03
                                              7443.26                9580.98                7689.96                8000.09
                                              5006.33                9920.92                5558.05                5766.46
                                              3958.01                9016.33                4786.05                 4782.7
                                              4687.07                8445.14                5699.64                5719.64
                                              4464.91                9101.42                5472.79                5475.41
6/30/01                                          4542                9162.39                5487.02                5404.23

                                 GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURNS
                   ----------------------------------------------------------   -------------------------------------------------
                                             GOLDMAN SACHS     LIPPER SCIENCE
                       FUTURE                   TECHNOLOGY       & TECHNOLOGY                 ONE                  SINCE
 INCEPTION         TECHNOLOGY    S&P 500#       COMPOSITE#    FUNDS AVERAGE**                YEAR              INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 5/25/00 $    4,548   $  9,162    $       5,487    $         5,404                   (63.87)%               (51.61)%

           ---------------------------------------------------------------------

 # The Russell 1000 Value Index is an unmanaged index that measures performance of those Russell 1000 companies (the 1,000 largest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Equity Income Fund has changed its primary market index from the S&P 500 to the Russell 1000 Value Index which better represents the market in which the Fund invests. Index since inception comparative returns for the Equity Income Fund are as of 6/30/94. The Goldman Sachs Technology Composite is a modified capitalization-weighted index of selected technology stocks. Index since inception comparative returns for the Future Technology Fund are as of 5/31/00.

** The Lipper Equity Income Funds and Science and Technology Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Equity Income Fund are as of 6/30/94. Lipper since inception comparative returns for the Future Technology Fund are as of 5/31/00.

           ---------------------------------------------------------------------

INDEX 500 FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER S&P 500 FUNDS
                                                         CLASS K                     S&P 500                     AVERAGE
                                                         -------                     -------              --------------------
12/7/92                                                 10000.00                    10000.00                    10000.00
                                                        10017.00                    10122.00                    10120.00
                                                        10109.00                    10207.00                    10198.00
2/28/93                                                 10243.00                    10346.00                    10335.00
                                                        10457.00                    10564.00                    10550.00
                                                        10201.00                    10309.00                    10288.00
                                                        10470.00                    10584.00                    10557.00
6/30/93                                                 10497.00                    10615.00                    10582.00
                                                        10450.00                    10572.00                    10535.00
                                                        10839.00                    10972.00                    10927.00
                                                        10757.00                    10888.00                    10843.00
                                                        10980.00                    11113.00                    11063.00
                                                        10870.00                    11007.00                    10953.00
                                                        10998.00                    11140.00                    11082.00
                                                        11371.00                    11519.00                    11451.00
                                                        11050.00                    11206.00                    11132.00
                                                        10574.00                    10718.00                    10646.00
                                                        10698.00                    10856.00                    10782.00
                                                        10864.00                    11033.00                    10953.00
6/30/94                                                 10597.00                    10763.00                    10682.00
                                                        10936.00                    11116.00                    11028.00
                                                        11372.00                    11571.00                    11472.00
                                                        11084.00                    11288.00                    11189.00
                                                        11338.00                    11542.00                    11438.00
                                                        10928.00                    11122.00                    11021.00
                                                        11089.00                    11287.00                    11181.00
                                                        11365.00                    11579.00                    11468.00
                                                        11813.00                    12030.00                    11909.00
                                                        12154.00                    12384.00                    12254.00
                                                        12508.00                    12749.00                    12609.00
                                                        12997.00                    13257.00                    13104.00
6/30/95                                                 13288.00                    13565.00                    13402.00
                                                        13731.00                    14015.00                    13839.00
                                                        13760.00                    14050.00                    13871.00
                                                        14331.00                    14642.00                    14448.00
                                                        14283.00                    14590.00                    14396.00
                                                        14902.00                    15230.00                    15021.00
                                                        15187.00                    15523.00                    15303.00
                                                        15697.00                    16051.00                    15816.00
                                                        15809.00                    16200.00                    15955.00
                                                        15961.00                    16356.00                    16110.00
                                                        16197.00                    16597.00                    16343.00
                                                        16597.00                    17024.00                    16759.00
6/30/96                                                 16660.00                    17089.00                    16822.00
                                                        15928.00                    16335.00                    16076.00
                                                        16248.00                    16680.00                    16407.00
                                                        17154.00                    17618.00                    17323.00
                                                        17630.00                    18104.00                    17798.00
                                                        18935.00                    19471.00                    19130.00
                                                        18550.00                    19085.00                    18747.00
                                                        19681.00                    20277.00                    19906.00
                                                        19828.00                    20436.00                    20057.00
                                                        18993.00                    19598.00                    19226.00
                                                        20117.00                    20767.00                    20364.00
                                                        21337.00                    22037.00                    21594.00
6/30/97                                                 22290.00                    23016.00                    22555.00
                                                        24046.40                    24848.10                    24330.10
                                                        22695.00                    23456.60                    22970.00
                                                        23918.30                    24742.00                    24210.40
                                                        23117.00                    23915.60                    23399.40
                                                        24164.20                    25022.90                    24459.30
                                                        24582.30                    25453.30                    24865.40
                                                        24840.40                    25735.80                    25136.40
                                                        26601.60                    27591.40                    26928.60
                                                        27947.60                    29004.10                    28288.50
                                                        28229.90                    29297.00                    28560.10
                                                        27735.90                    28907.40                    28057.40
6/30/98                                                 28848.10                    30081.00                    29183.90
                                                        28530.80                    29640.50                    28865.80
                                                        24388.10                    25354.50                    24694.70
                                                        25956.20                    26979.70                    26270.20
                                                        28050.90                    29173.20                    28395.50
                                                        29719.90                    30941.10                    30104.90
                                                        31431.80                    32723.30                    31845.00
                                                        32726.80                    34091.10                    33141.00
                                                        31695.90                    33030.90                    32100.40
                                                        32935.20                    34352.10                    33371.60
                                                        34183.50                    35681.60                    34636.40
                                                        33366.50                    34839.50                    33801.60
6/30/99                                                 35194.90                    36773.10                    35657.30
                                                        34089.80                    35625.70                    34534.10
                                                        33909.10                    35447.60                    34344.20
                                                        32963.10                    34476.40                    33389.40
                                                        35033.20                    36658.70                    35482.90
                                                        35716.30                    37402.90                    36174.90
                                                        37812.90                    39605.90                    38287.50
                                                        35884.40                    37617.70                    36350.10
                                                        35199.00                    36906.70                    35644.90
                                                        38620.40                    40516.20                    39106.10
                                                        37446.30                    39296.60                    37913.30
                                                        36652.40                    38491.10                    37113.40
6/30/00                                                 37500.80                    39441.80                    37981.80
                                                        36902.00                    38825.30                    37396.90
                                                        39174.80                    41236.80                    39696.80
                                                        37077.50                    39059.90                    37580.90
                                                        36904.60                    38894.70                    37404.30
                                                        33978.40                    35828.20                    34468.10
                                                        34118.80                    36003.40                    34623.20
                                                        35319.20                    37280.80                    35807.30
                                                        32076.90                    33881.50                    32552.40
                                                        30036.00                    31735.10                    30491.80
                                                        32354.10                    34201.30                    32827.50
                                                        32552.40                    34430.40                    33034.30
6/30/01                                                 31740.00                    33592.40                    32215.10

                     GROWTH OF A $10,000 INVESTMENT                  AVERAGE ANNUAL TOTAL RETURNS
                   ---------------------------------------      -------------------------------------------
                                                    LIPPER
                                                   S&P 500                    ONE     FIVE        SINCE
 INCEPTION          INDEX 500   S&P 500#   FUNDS AVERAGE**                   YEAR    YEARS    INCEPTION
-----------------------------------------------------------------------------------------------------------
CLASS K -- 12/7/92 $  31,740  $ 33,592   $        32,215                   (15.36)%   13.77%      14.44%

INTERNATIONAL EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                              FTSE ACTUARIES WORLD        LIPPER INTERNATIONAL
                                                         CLASS K                  INDEX EX U.S.               FUNDS AVERAGE
                                                         -------              --------------------        --------------------
11/23/92                                                10000.00                    10000.00                    10000.00
                                                        10134.00                    10000.00                    10000.00
                                                        10172.00                    10031.40                    10132.00
                                                        10044.00                    10035.10                    10172.00
2/28/93                                                 10296.00                    10375.70                    10412.00
                                                        10634.00                    11294.40                    11013.00
                                                        10847.00                    12340.30                    10571.00
                                                        11050.00                    12685.30                    11819.00
                                                        10963.00                    12374.70                    11576.00
                                                        11331.00                    12926.50                    11929.00
                                                        11979.00                    13534.60                    12658.00
                                                        11882.00                    13170.60                    12575.00
                                                        12637.00                    13522.90                    13144.00
                                                        12250.00                    12373.90                    12644.00
                                                        13479.00                    13259.00                    13857.00
                                                        13856.00                    14375.80                    14699.00
2/28/94                                                 13237.00                    14353.90                    14369.00
                                                        12231.00                    13793.30                    13721.00
                                                        12521.00                    14364.10                    14078.00
                                                        12628.00                    14318.80                    14052.00
                                                        12095.00                    14492.00                    13880.00
                                                        12657.00                    14644.10                    14283.00
                                                        13005.00                    14994.90                    14716.00
                                                        12618.00                    14586.30                    14345.00
                                                        12918.00                    15052.60                    14616.00
                                                        12453.00                    14306.40                    13923.00
                                                        12325.00                    14367.80                    13771.00
                                                        11741.00                    13759.00                    13113.00
2/28/95                                                 11965.00                    13650.80                    13154.00
                                                        12296.00                    14501.50                    13589.00
                                                        12705.00                    15082.60                    14039.00
                                                        12891.00                    14883.80                    14171.00
6/30/95                                                 13076.00                    14615.50                    14181.00
                                                        13690.00                    15538.70                    14956.00
                                                        13397.00                    14973.70                    14672.00
                                                        13758.00                    15227.30                    14911.00
                                                        13670.00                    14829.70                    14616.00
                                                        13738.00                    15278.50                    14791.00
                                                        14018.00                    15869.00                    15231.00
                                                        14156.00                    16018.90                    15566.00
                                                        14175.00                    16007.20                    15629.00
                                                        14372.00                    16336.80                    15892.00
                                                        14824.00                    16858.70                    16396.00
                                                        14745.00                    16580.90                    16348.00
6/30/96                                                 14814.00                    16662.00                    16459.00
                                                        14333.00                    16128.70                    15862.00
                                                        14608.00                    16222.90                    16065.00
                                                        14873.00                    16660.60                    16412.00
                                                        14873.00                    16513.70                    16362.00
                                                        15452.00                    17148.70                    17095.00
                                                        15424.00                    16899.50                    17195.00
                                                        15258.00                    16364.70                    17122.00
                                                        15402.00                    16674.50                    17363.00
                                                        15336.00                    16618.90                    17420.00
                                                        15535.00                    16718.30                    17478.00
                                                        16707.00                    17896.10                    18509.00
6/30/97                                                 17494.00                    18814.60                    19374.00
                                                        17849.70                    19132.50                    19902.90
                                                        16626.90                    17699.50                    18458.00
                                                        17450.00                    18644.70                    19596.80
                                                        16116.80                    17186.70                    18119.20
                                                        15794.50                    16934.00                    17950.70
                                                        15908.20                    17032.20                    18099.70
                                                        16425.20                    17732.30                    18525.00
                                                        17665.30                    18877.80                    19747.70
                                                        18315.40                    19478.10                    20756.80
                                                        18471.10                    19577.40                    21041.20
                                                        18206.90                    19428.60                    21062.20
6/30/98                                                 18236.10                    19337.30                    20656.10
                                                        18101.60                    19408.90                    20955.60
                                                        15286.80                    16814.00                    17963.20
                                                        15167.60                    16449.10                    17316.50
                                                        16833.00                    18200.90                    18601.40
                                                        17550.10                    19172.80                    19563.10
                                                        17999.40                    19792.10                    20163.70
                                                        18433.20                    19740.70                    20320.90
                                                        18259.90                    19296.50                    19784.50
                                                        19065.10                    20240.10                    20474.90
                                                        19957.40                    21260.20                    21414.70
                                                        19115.20                    20188.70                    20534.60
6/30/99                                                 20231.50                    21044.70                    21614.70
                                                        20381.20                    21695.00                    22172.40
                                                        20556.50                    21938.00                    22365.30
                                                        20712.70                    22183.70                    22450.30
                                                        21947.20                    23040.00                    23312.30
                                                        23637.20                    23975.40                    25112.10
                                                        25958.30                    26090.00                    28130.50
                                                        24351.50                    24448.90                    26544.00
                                                        25298.80                    24813.20                    28123.30
                                                        26191.80                    25867.80                    28345.50
                                                        24777.40                    24569.20                    26556.90
                                                        24063.90                    23878.80                    25696.50
6/30/00                                                 24986.00                    24955.80                    26834.80
                                                        23974.30                    24067.40                    25882.20
                                                        24348.50                    24568.00                    26306.60
                                                        22672.60                    23344.50                    24812.40
                                                        22350.80                    22606.80                    23882.00
                                                        20858.80                    21765.80                    22790.50
                                                        21456.20                    22466.70                    23629.20
                                                        21906.70                    22657.70                    23726.10
                                                        19999.80                    20958.30                    21920.60
                                                        18370.40                    19443.00                    20250.20
                                                        19903.70                    20844.90                    21592.80
                                                        19257.30                    20263.30                    20979.60
6/30/01                                                 18363.30                    19471.00                    20251.60

                                GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------------------      ------------------------------------------
                                                                     LIPPER
                    INTERNATIONAL         FTSE ACTUARIES      INTERNATIONAL                    ONE    FIVE       SINCE
 INCEPTION            EQUITY FUND   WORLD INDEX EX U.S.#    FUNDS AVERAGE**                   YEAR   YEARS   INCEPTION
---------------------------------------------------------------------------------------------------------------------------
CLASS K -- 11/23/92 $      18,363 $             19,471    $        20,252                   (26.51)%   4.39%       7.32%

           ---------------------------------------------------------------------

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for the Index 500 Fund are as of 11/30/92. The FTSE (Financial Times/London Stock Exchange) World Index ex-U.S. is an unmanaged index used to portray global equity markets excluding the U.S. The index is weighted based on the market capitalization of those stocks selected to represent each country and includes gross reinvestment of dividends. Index since inception comparative returns for the International Equity Fund are as of 10/31/92.

** The Lipper S&P 500 Funds and International Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Index 500 Fund are as of 11/30/92. Lipper since inception comparative returns for the International Equity Fund are as of 10/31/92.

           ---------------------------------------------------------------------

INTERNATIONAL NETNET FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                            LIPPER SCIENCE &
                                                                                                            TECHNOLOGY FUNDS
                                                         CLASS K                MSCI WORLD INDEX                 AVERAGE
                                                         -------                ----------------            ----------------
4/11/00                                                    10000                       10000                       10000
                                                            9470                     9578.32                        8659
                                                         8469.97                        9337                     7548.92
6/30/00                                                  8879.91                     9652.69                     8857.14
                                                         8189.95                     9382.14                     8398.34
                                                         8879.54                     9688.52                     9686.65
                                                         7790.02                     9174.49                      8723.8
                                                         6559.98                     9021.92                     7688.28
                                                         5089.88                     8475.34                     5647.81
                                                         4969.76                     8613.64                      5521.3
                                                          5439.9                     8780.93                      6039.2
                                                         4200.15                     8039.82                     4353.05
                                                         3470.16                     7513.27                     3610.42
                                                         3780.05                     8070.49                     4317.71
                                                         3710.12                     7970.26                     4133.34
6/30/01                                                  3350.24                     7721.66                     4079.61

                                 GROWTH OF A $10,000 INVESTMENT                                AVERAGE ANNUAL TOTAL RETURNS
                    --------------------------------------------------------            ------------------------------------------
                                                                      LIPPER
                    INTERNATIONAL                       SCIENCE & TECHNOLOGY                        ONE               SINCE
 INCEPTION            NETNET FUND   MSCI WORLD INDEX#        FUNDS AVERAGE**                       YEAR           INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 4/11/00  $     3,350   $           7,722   $              4,080                        (62.27)%          (59.14)%

MICRO-CAP EQUITY FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER SMALL CAP CORE
                                                         CLASS K            WILSHIRE MICRO-CAP INDEX          FUNDS AVERAGE
                                                         -------            ------------------------      ---------------------
12/31/96                                                10000.00                    10000.00                    10000.00
                                                        10464.00                    10474.00                    10302.00
                                                        10781.00                    10253.00                    10137.20
                                                        10010.00                     9788.00                     9720.53
                                                         9664.00                     9474.00                     9659.29
                                                        11117.00                    10382.00                    10689.00
6/30/97                                                 12681.00                    11052.00                    11302.50
                                                        14491.20                    11620.10                    12007.80
                                                        15856.30                    12119.70                    12328.40
                                                        17844.70                    13252.90                    13212.40
                                                        17746.50                    12791.70                    12751.20
                                                        17478.60                    12546.10                    12648.00
                                                        17148.20                    12419.40                    12765.60
                                                        16891.00                    12331.20                    12563.90
                                                        18146.00                    13083.40                    13493.60
                                                        18793.80                    13724.50                    14165.60
                                                        18711.10                    14016.90                    14307.20
                                                        17537.90                    13328.60                    13600.50
6/30/98                                                 17487.10                    13266.00                    13494.40
                                                        16488.50                    12422.00                    12560.60
                                                        12127.30                     9807.18                    10113.80
                                                        12517.80                    10167.10                    10574.00
                                                        12898.40                    10380.60                    11012.80
                                                        14759.60                    11179.90                    11613.00
                                                        16145.50                    11497.40                    12221.50
                                                        15924.30                    12026.30                    12138.40
                                                        15209.30                    11202.50                    11214.60
                                                        14715.00                    10873.20                    11211.30
                                                        16804.60                    11862.60                    12120.50
                                                        17550.70                    12154.40                    12470.80
6/30/99                                                 19063.60                    13146.20                    13115.50
                                                        19179.80                    13276.40                    13093.20
                                                        19348.60                    12875.40                    12608.80
                                                        19064.20                    12709.30                    12559.60
                                                        19767.70                    12642.00                    12569.70
                                                        23685.60                    14076.80                    13325.10
                                                        28171.70                    16194.00                    14552.40
                                                        29642.20                    17120.30                    14229.30
                                                        37331.40                    21816.40                    15948.20
                                                        35472.30                    19549.70                    15948.20
                                                        29505.90                    16316.20                    15356.50
                                                        25304.20                    14691.10                    14748.40
6/30/00                                                 30173.00                    17667.50                    15919.40
                                                        27885.00                    17291.20                    15510.30
                                                        31862.60                    18342.50                    16853.50
                                                        28922.40                    17674.80                    16452.40
                                                        26426.90                    16381.00                    16008.10
                                                        22667.20                    14684.00                    14586.60
                                                        24254.10                    14889.50                    15982.60
                                                        27035.00                    17169.10                    16792.90
                                                        23981.40                    16144.10                    15840.70
                                                        21593.10                    15503.20                    15096.20
                                                        24483.10                    16472.10                    16337.10
                                                        26511.50                    17872.30                    16920.30
6/30/01                                                 27667.50                    18492.40                    17392.40

                        GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
                  -------------------------------------------     ------------------------------------------
                                   WILSHIRE            LIPPER
                      MICRO-CAP   MICRO-CAP    SMALL CAP CORE                         ONE       SINCE
 INCEPTION          EQUITY FUND      INDEX#   FUNDS AVERAGE**                        YEAR   INCEPTION
------------------------------------------------------------------------------------------------------------
CLASS K -- 12/31/96 $    27,668 $  18,492   $        17,392                        (8.30)%      25.39%

           ---------------------------------------------------------------------

 # The MSCI World Index is an unmanaged index used to measure common stock price movement in developed countries. The Wilshire Micro-Cap Index is an unmanaged index that measures performance of all stocks in the bottom half of the Wilshire 5000 Index (below the 2,501st based on market capitalization.) The Wilshire 5000 Index contains all publicly trade U.S. companies, excluding REITs and limited partnerships. Index since inception comparative returns for the Micro-Cap Equity Fund are as of 12/31/96.

** The Lipper International Funds and Small Cap Core Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the International NetNet Fund are as of 3/31/00. Lipper since inception comparative returns for the Micro-Cap Equity Fund are as of 12/31/96.

                                                                           xxvii

           ---------------------------------------------------------------------

MULTI-SEASON GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER LARGE CAP CORE
                                                         CLASS K                     S&P 500                  FUNDS AVERAGE
                                                         -------                     -------              ---------------------
6/23/95                                                 10000.00                    10000.00                    10000.00
6/30/95                                                  9852.00                    10000.00                    10000.00
                                                        10189.00                    10331.00                    10365.00
                                                        10164.00                    10357.00                    10392.00
                                                        10598.00                    10794.00                    10744.20
                                                        10607.00                    10755.00                    10663.70
                                                        11221.00                    11227.00                    11096.60
                                                        11240.00                    11443.00                    11220.90
                                                        11714.00                    11832.00                    11546.30
                                                        11883.00                    11942.00                    11727.60
                                                        11958.00                    12057.00                    11841.30
                                                        12144.00                    12235.00                    12041.40
                                                        12382.00                    12550.00                    12311.20
6/30/96                                                 12568.00                    12598.00                    12284.10
                                                        12059.00                    12042.00                    11737.40
                                                        12390.00                    12296.00                    12045.00
                                                        13250.00                    12988.00                    12693.00
                                                        13369.00                    13346.00                    12930.30
                                                        14182.00                    14353.00                    13803.10
                                                        13750.00                    14069.00                    13568.50
                                                        14258.00                    14948.00                    14264.60
                                                        14267.00                    15065.00                    14260.30
                                                        13652.00                    14447.00                    13682.70
                                                        14329.00                    15309.00                    14354.60
                                                        15380.00                    16245.00                    15241.70
6/30/97                                                 16030.00                    16967.00                    15857.40
                                                        17259.00                    18317.60                    17107.00
                                                        16422.00                    17291.80                    16359.40
                                                        17392.50                    18239.40                    17190.50
                                                        16964.60                    17630.20                    16602.60
                                                        17356.50                    18446.50                    17140.50
                                                        17901.50                    18763.70                    17426.70
                                                        17704.60                    18972.00                    17548.70
                                                        19276.80                    20339.90                    18828.00
                                                        20155.80                    21381.30                    19662.10
                                                        20137.70                    21597.30                    19860.70
                                                        19547.60                    21225.80                    19435.70
6/30/98                                                 20044.10                    22087.60                    20090.60
                                                        19511.80                    21853.40                    19749.10
                                                        16227.90                    18693.40                    16772.90
                                                        17201.60                    19891.70                    17735.70
                                                        18521.00                    21508.90                    19103.10
                                                        19343.30                    22812.30                    20220.60
                                                        20600.60                    24126.30                    21498.60
                                                        21037.30                    25134.80                    22220.90
                                                        20246.30                    24353.10                    21498.80
                                                        21106.80                    25327.20                    22326.40
                                                        21573.30                    26307.40                    23123.50
                                                        20964.90                    25686.50                    22612.50
6/30/99                                                 22331.80                    27112.10                    23842.60
                                                        21673.00                    26266.20                    23155.90
                                                        21003.30                    26134.90                    22889.60
                                                        20812.20                    25418.80                    22301.40
                                                        21490.70                    27027.80                    23630.50
                                                        21673.30                    27576.40                    24169.30
                                                        22921.70                    29200.70                    25658.10
                                                        21108.60                    27734.80                    24521.50
                                                        20684.30                    27210.60                    24428.30
                                                        22506.60                    29871.80                    26553.60
                                                        22160.00                    28972.70                    25746.30
                                                        21583.90                    28378.80                    25159.30
6/30/00                                                 22392.30                    29079.70                    25851.20
                                                        22088.30                    28625.20                    25463.40
                                                        23770.80                    30403.10                    27136.40
                                                        22545.10                    28798.10                    25785.00
                                                        22731.10                    28676.30                    25583.90
                                                        21150.60                    26415.50                    23573.00
                                                        21441.70                    26544.60                    23881.80
                                                        21551.80                    27486.40                    24400.00
                                                        19826.20                    24980.20                    22301.60
                                                        18333.10                    23397.70                    20840.80
                                                        19679.30                    25216.00                    22408.10
                                                        19911.80                    25384.90                    22515.70
6/30/01                                                 19165.30                    24767.00                    21869.40

                        GROWTH OF A $10,000 INVESTMENT                     AVERAGE ANNUAL TOTAL RETURNS
                   -----------------------------------------           -------------------------------------
                                                      LIPPER
                   MULTI-SEASON               LARGE CAP CORE                ONE    FIVE       SINCE
 INCEPTION          GROWTH FUND   S&P 500#   FUNDS AVERAGE**               YEAR   YEARS   INCEPTION
------------------------------------------------------------------------------------------------------------
CLASS K -- 6/23/95 $    19,165   $ 24,767   $        21,869           (14.41)%   8.80%      11.41%

POWER PLUS FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                           AMEX DEUTSCHE BANK
                                                         CLASS K                     S&P 500                  ENERGY INDEX
                                                         -------                     -------               ------------------
3/13/01                                                   10000                        10000                       10000
3/31/01                                                    9820                         9691                        9307
                                                          11140                      10444.1                     10493.4
                                                          11510                      10514.1                     10428.1
6/30/01                                                    9860                      10258.1                     9282.05

                          GROWTH OF A $10,000 INVESTMENT                  AGGREGATE TOTAL RETURNS
                    ------------------------------------------      -----------------------------------
                                            AMEX DEUTSCHE BANK                       SINCE
 INCEPTION          POWER PLUS   S&P 500#        ENERGY INDEX#                   INCEPTION
-------------------------------------------------------------------------------------------------------
CLASS K -- 3/13/01 $    9,860  $ 10,258   $            9,282                     (1.40)%

           ---------------------------------------------------------------------

# The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception comparative returns for the Multi-Season Growth Fund are as of 6/30/95. The AMEX Deutsche Bank Energy Index is an equal-weighted index of 30 widely held companies involved in producing and providing energy products, including domestic and international oil producers, refiners and transmitters, oil equipment and drillers, and natural gas producers.

** The Lipper Large Cap Core Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Since inception comparative returns for the Multi-Season Growth Fund are as of 6/30/95.

 xxviii

           ---------------------------------------------------------------------

REAL ESTATE EQUITY INVESTMENT FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                        LIPPER REAL ESTATE FUNDS
                                                         CLASS K                     NAREIT                      AVERAGE
                                                         -------                     ------             ------------------------
10/3/96                                                 10000.00                    10000.00                    10000.00
                                                        10149.00                    10297.00                    10191.00
                                                        10640.00                    10767.00                    10641.00
                                                        11674.00                    11885.00                    11602.00
                                                        11798.00                    12018.00                    11798.00
                                                        11737.00                    11994.00                    11832.00
                                                        11809.00                    11969.00                    11797.00
                                                        11385.00                    11641.00                    11383.00
                                                        11629.00                    11983.00                    11786.00
6/30/97                                                 12311.00                    12566.00                    12429.00
                                                        12864.10                    12954.30                    12974.60
                                                        12826.80                    12923.20                    12913.70
                                                        14115.90                    14051.40                    14114.60
                                                        13604.90                    13672.00                    13654.50
                                                        13781.80                    13967.30                    13818.30
                                                        14246.20                    14297.00                    14183.10
                                                        14061.00                    14221.20                    14004.40
                                                        13784.00                    13979.40                    13975.00
                                                        14135.50                    14229.70                    14297.80
                                                        13680.40                    13765.80                    13900.40
                                                        13535.40                    13669.40                    13703.00
6/30/98                                                 13408.10                    13576.40                    13552.60
                                                        12499.20                    12696.40                    12711.00
                                                        11286.80                    11497.80                    11333.10
                                                        12142.30                    12148.60                    11879.30
                                                        11840.00                    11923.90                    11773.60
                                                        11938.20                    12099.20                    12037.30
                                                        11799.70                    11794.30                    11974.80
                                                        11537.80                    11547.80                    11710.10
                                                        11497.40                    11276.40                    11505.20
                                                        11265.20                    11225.60                    11417.80
                                                        12435.60                    12291.00                    12634.90
                                                        12695.50                    12561.30                    12893.90
6/30/99                                                 12517.80                    12357.80                    12750.80
                                                        12025.80                    11964.90                    12300.70
                                                        11837.00                    11812.90                    12062.00
                                                        11233.30                    11364.00                    11584.40
                                                        10905.30                    11084.50                    11294.80
                                                        10802.80                    10903.80                    11146.80
                                                        11206.80                    11249.40                    11565.90
                                                        11153.00                    11286.60                    11467.60
                                                        10957.90                    11152.30                    11280.70
                                                        11386.30                    11519.20                    11773.70
                                                        12002.30                    12293.30                    12376.50
                                                        11989.10                    12413.70                    12496.50
6/30/00                                                 12584.80                    12732.80                    13012.60
                                                        13540.10                    13845.60                    13936.50
                                                        12962.50                    13283.50                    13625.70
                                                        13306.40                    13705.90                    14059.00
                                                        12662.80                    13112.50                    13432.00
                                                        12724.10                    13280.30                    13597.20
                                                        13631.00                    14215.20                    14493.20
                                                        13649.60                    14363.10                    14628.00
                                                        13283.30                    14133.30                    14408.60
                                                        13151.30                    14270.40                    14290.50
                                                        13409.60                    14611.40                    14629.10
                                                        13590.90                    14965.00                    14889.50
6/30/01                                                 14438.30                    15842.00                    15632.50

                          GROWTH OF A $10,000 INVESTMENT                        AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------          ------------------------------------------
                        REAL ESTATE                      LIPPER
                             EQUITY                 REAL ESTATE                         ONE       SINCE
 INCEPTION          INVESTMENT FUND   NAREIT#   FUNDS AVERAGE**                        YEAR   INCEPTION
-------------------------------------------------------------------------------------------------------------------
CLASS K -- 10/03/96 $        14,439  $15,842   $        15,633                      14.73%       8.05%

SMALL-CAP VALUE FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                               LIPPER SMALL CAP
                                              CLASS K           RUSSELL 2000 VALUE        RUSSELL 2000       VALUE FUNDS AVERAGE
                                              -------           ------------------        ------------       -------------------
12/31/96                                      10000.00               10000.00               10000.00               10000.00
                                              10833.00               10153.70               10200.00               10266.00
                                              10833.00               10250.10                9952.00               10256.80
                                              10456.00                9975.15                9483.00                9991.11
                                              10446.00               10121.80                9509.00               10011.10
                                              11280.00               10927.60               10567.00               10935.10
6/30/97                                       11985.00               11480.60               11020.00               11509.20
                                              12771.30               11962.50               11532.40               12133.00
                                              13418.80               12152.40               11796.50               12424.20
                                              14685.60               12960.60               12660.00               13279.00
                                              14206.80               12608.20               12104.30               12911.20
                                              14097.40               12746.40               12025.60               12858.20
                                              14417.50               13178.50               12236.00               12997.10
                                              14166.60               12940.10               12042.70               12812.50
                                              14951.40               13722.30               12932.70               13649.20
                                              15594.30               14278.90               13465.50               14221.10
                                              15834.50               14349.40               13539.50               14346.20
                                              15049.10               13841.40               12809.80               13776.70
6/30/98                                       14925.70               13763.20               12836.70               13524.60
                                              14087.30               12685.10               11799.70               12599.50
                                              11416.40               10698.50                9508.18               10456.30
                                              11943.80               11302.70               10252.70               10809.80
                                              11860.20               11638.30               10671.00               11272.40
                                              12510.20               11953.30               11230.10               11794.30
                                              13460.90               12328.20               11925.30               12195.30
                                              13041.00               12048.30               12083.90               11989.20
                                              12319.80               11225.80               11105.10               11202.70
                                              12008.10               11133.20               11278.30               11041.40
                                              12719.00               12149.50               12288.90               12110.20
                                              13095.50               12523.00               12468.30               12543.80
6/30/99                                       14126.10               12976.40               13031.90               13142.10
                                              13587.90               12668.50               12674.80               12985.70
                                              12434.30               12205.50               12205.80               12472.80
                                              12240.30               11961.50               12208.30               12184.60
                                              11712.70               11722.10               12258.30               11917.80
                                              12036.00               11782.90               12990.10               12250.30
                                              12758.20               12144.80               14460.60               12747.70
                                              11853.60               11827.20               14227.80               12330.80
                                              12554.20               12550.10               16576.80               12649.00
                                              12910.70               12609.00               15484.40               13353.50
                                              12781.60               12683.60               14552.20               13300.10
                                              12575.80               12490.10               13703.80               13157.80
6/30/00                                       13178.90               12855.00               14898.80               13506.50
                                              13222.20               13283.40               14419.10               13672.60
                                              14218.50               13877.30               15519.20               14554.50
                                              14144.90               13798.60               15063.00               14486.10
                                              14329.50               13749.60               14391.20               14394.80
                                              13124.50               13469.60               12913.20               13909.70
                                              14774.60               14917.00               14022.40               15235.30
                                              15653.90               15328.70               14753.00               15980.30
                                              15675.60               15307.50               13785.20               15782.10
                                              15467.10               15062.00               13111.10               15392.30
                                              16731.50               15759.20               14136.40               16314.30
                                              17614.40               16164.40               14484.10               17053.40
6/30/01                                       17905.80               16823.90               14996.90               17484.80

                                 GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURNS
                   -----------------------------------------------------------          ------------------------------------
                                                                        LIPPER
                     SMALLCAP   RUSSELL 2000                   SMALL CAP VALUE                         ONE       SINCE
 INCEPTION         VALUE FUND         VALUE#   RUSSELL 2000#   FUNDS AVERAGE**                        YEAR   INCEPTION
----------------------------------------------------------------------------------------------------------------------------
CLASS K -- 12/31/96 $   17,906  $     16,824   $      14,997   $        17,485                      35.87%      13.83%

           ---------------------------------------------------------------------

# The National Association of Real Estate Investment Trusts (NAREIT) Equity
  Index is an unmanaged index that includes all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. Index since inception comparative returns for the Real Estate Equity Investment Fund are as of 9/30/96. The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest U.S. publicly traded companies) with lower price-to-book ratios and lower forecasted growth rates. The Small Cap Value Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Value Index which better represents the market in which the Fund invests. Index since inception comparative returns for the Small Cap Value Fund are as of 12/31/96.

** The Lipper Real Estate Funds and Small Cap Value Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Real Estate Equity Investment Fund are as of 9/30/96. Lipper since inception comparative returns for the Small Cap Value Fund are as of 12/31/96.

           ---------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                               LIPPER SMALL CAP
                                                                                                                 GROWTH FUNDS
                                              CLASS K          RUSSELL 2000 GROWTH        RUSSELL 2000             AVERAGE
                                              -------          -------------------        ------------         ----------------
11/23/92                                      10000.00               10000.00               10000.00               10000.00
                                              10187.00               10000.00               10000.00               10000.00
                                              10438.00               10274.40               10348.00               10315.00
                                              10739.00               10401.80               10698.00               10508.90
2/28/93                                       10325.00                9836.88               10451.00               10018.20
                                              10731.00               10090.30               10790.00               10383.80
                                              10089.00                9770.11               10494.00                9979.89
                                              10511.00               10355.80               10958.00               10574.70
                                              10568.00               10380.50               11027.00               10669.90
                                              10552.00               10484.10               11179.00               10724.30
                                              10990.00               10986.20               11662.00               11279.80
                                              11412.00               11349.00               11991.00               11722.00
                                              11510.00               11677.20               12300.00               11867.30
                                              11080.00               11204.90               11895.00               11428.20
                                              11810.00               11647.00               12302.00               11960.80
                                              11777.00               11957.10               12687.00               12262.20
2/28/94                                       11885.00               11904.50               12641.00               12251.20
                                              11157.00               11173.20               11974.00               11551.60
                                              11281.00               11190.30               12045.00               11529.70
                                              10983.00               10939.50               11910.00               11258.70
                                              10355.00               10472.10               11505.00               10714.90
                                              10529.00               10621.30               11694.00               10894.90
                                              11364.00               11400.70               12346.00               11623.80
                                              11455.00               11448.50               12305.00               11734.20
                                              11662.00               11570.40               12256.00               11958.30
                                              11050.00               11102.20               11761.00               11525.50
                                              11487.00               11363.80               12077.00               11788.20
                                              11098.00               11132.30               11925.00               11586.70
2/28/95                                       11503.00               11646.80               12421.00               12062.90
                                              11926.00               11987.00               12635.00               12448.90
                                              11735.00               12167.20               12916.00               12565.90
                                              11909.00               12326.60               13138.00               12729.30
6/30/95                                       12655.00               13176.00               13819.00               13640.70
                                              13789.00               14203.00               14615.00               14785.10
                                              13822.00               14378.30               14918.00               14972.90
                                              14303.00               14674.30               15184.00               15387.70
                                              14187.00               13952.50               14505.00               14955.30
                                              14609.00               14568.30               15115.00               15546.00
                                              14892.00               14891.20               15513.00               15827.40
                                              15007.00               14767.90               15497.00               15710.20
                                              15595.00               15441.30               15980.00               16509.90
                                              16574.00               15746.60               16305.00               17044.80
                                              18105.00               16955.40               17177.00               18641.90
                                              19093.00               17824.90               17854.00               19575.90
6/30/96                                       18764.00               16666.60               17121.00               18700.80
                                              16859.00               14632.00               15626.00               16845.70
                                              17909.00               15715.20               16533.00               17967.70
                                              19298.00               16524.50               17179.00               19072.70
                                              18942.00               15811.70               16914.00               18470.00
                                              19805.00               16251.40               17611.00               18857.80
                                              20385.00               16568.30               18073.00               19103.00
                                              20581.00               16982.20               18434.00               19557.60
                                              19456.00               15956.60               17987.00               18403.70
                                              17990.00               14830.50               17138.00               17229.60
                                              17990.00               14659.00               17186.00               17012.50
                                              20591.00               16862.20               19098.00               19307.50
6/30/97                                       22315.00               17434.00               19917.00               20425.40
                                              23687.80               18327.30               20843.10               21789.80
                                              24194.70               18877.30               21320.40               22182.00
                                              27032.80               20383.70               22881.10               23969.90
                                              25619.00               19159.50               21876.60               22802.50
                                              24855.50               18702.70               21734.40               22373.80
                                              25539.10               18713.20               22114.80               22534.90
                                              24673.30               18463.60               21765.40               22217.20
                                              26143.80               20093.70               23373.80               24076.80
                                              27262.80               20936.60               24336.80               25285.40
                                              27350.00               21065.00               24470.70               25525.60
                                              25151.10               19534.60               23151.70               23858.80
6/30/98                                       25075.60               19734.20               23200.30               24374.20
                                              23528.50               18086.40               21326.00               22650.90
                                              18114.60               13911.40               17184.50               17792.30
                                              19784.70               15321.80               18530.00               19124.90
                                              20902.60               16121.00               19286.00               19930.10
                                              22296.80               17371.50               20296.60               21602.20
                                              23619.00               18943.50               21553.00               23898.60
                                              23524.50               19795.60               21839.60               24431.50
                                              20673.30               17984.70               20070.60               22284.00
                                              19645.90               18625.30               20383.70               23315.70
                                              20362.90               20270.10               22210.10               24334.60
                                              20863.90               20302.10               22534.40               24616.90
6/30/99                                       22336.90               21371.60               23552.90               26879.20
                                              21823.10               20710.80               22907.60               26873.80
                                              20107.80               19936.20               22060.00               26551.30
                                              19770.00               20320.80               22064.40               27193.80
                                              19350.90               20841.20               22154.90               28648.70
                                              20674.50               23044.90               23477.50               32172.50
                                              24106.40               27106.60               26135.20               37931.40
                                              23484.50               26854.30               25714.40               37533.10
                                              28498.40               33102.20               29959.80               46717.50
                                              26891.10               29622.50               27985.50               44339.60
                                              24255.80               26631.50               26300.80               39484.40
                                              22094.60               24299.60               24767.40               36286.10
6/30/00                                       26876.60               27438.70               26927.10               42284.20
                                              25511.80               25087.20               26060.10               39523.10
                                              28849.40               27726.10               28048.40               44135.40
                                              27070.70               26348.70               27223.80               42462.70
                                              24239.30               24209.90               26009.60               39719.60
                                              19750.60               19814.10               23338.40               32999.00
                                              21776.00               21026.60               25343.20               35833.70
                                              23851.90               22728.50               26663.60               36682.90
                                              19771.60               19612.80               24914.50               32005.80
                                              17438.00               17829.60               23696.10               29102.90
                                              19957.70               20012.50               25549.20               32551.60
                                              20115.20               20476.00               26177.70               33284.00
6/30/01                                       21117.40               21060.00               27104.40               34186.00

                                   GROWTH OF A $10,000 INVESTMENT                             AVERAGE ANNUAL TOTAL RETURNS
                    -------------------------------------------------------------    --------------------------------------------
                          SMALL       RUSSELL                        LIPPER SMALL
                        COMPANY          2000       RUSSELL            CAP GROWTH         ONE          FIVE             SINCE
 INCEPTION          GROWTH FUND       GROWTH#         2000#       FUNDS AVERAGE**        YEAR         YEARS         INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 11/23/92 $    21,117     $21,060       $27,104       $        34,186       (21.43)%         2.39%             9.08%

FRAMLINGTON EMERGING MARKETS FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                               LIPPER EMERGING
                                                                  MSCI EMERGING          MSCI EMERGING          MARKETS FUNDS
                                              CLASS K           MARKETS FREE INDEX       MARKETS INDEX             AVERAGE
                                              -------           ------------------       -------------         ---------------
1/10/97                                       10000.00              10000.00                10000.00               10000.00
                                              10526.80               9784.00                10651.00               10798.00
                                              10914.50               9978.70                11081.30               11191.00
                                              10984.10               9984.69                10809.80               10957.20
                                              11262.50              10061.60                10886.60               11025.10
                                              11988.10              10673.30                11155.50               11471.60
6/30/97                                       12869.50              11278.50                11800.20               12107.10
                                              13188.30              11483.80                12015.00               12467.90
                                              12978.60              10583.40                10627.30               11340.80
                                              13387.40              11153.90                10708.00               11794.50
                                              11444.90              10183.50                 8950.85                9996.98
                                              10996.20              10068.40                 8624.14                9637.09
                                              11217.30              10178.20                 8831.99                9783.57
                                               9927.28              10501.80                 8139.56                9078.18
                                              11012.30              11195.00                 8989.33                9886.14
                                              11431.90              11563.30                 9379.47               10260.80
                                              11534.80              11647.70                 9277.23               10351.10
                                              10276.30              11434.50                 8006.25                9027.21
6/30/98                                        9223.02              11410.50                 7166.39                8219.27
                                               9366.08              11556.60                 7368.48                8496.26
                                               6698.62               9960.60                 5210.25                6097.77
                                               7221.78               9730.51                 5526.00                6286.19
                                               7816.85              10748.30                 6101.25                6817.37
                                               8103.73              11329.80                 6602.77                7199.14
                                               8134.53              11728.60                 6482.60                7117.79
                                               8175.20              11684.00                 6373.05                7015.30
                                               8164.57              11437.50                 6430.41                6961.28
                                               9077.37              11998.00                 7258.00                7686.64
                                              10431.70              12571.50                 8145.65                8664.38
                                              10349.30              11979.30                 8073.16                8588.14
6/30/99                                       11898.60              12536.40                 8972.50                9587.80
                                              11334.60              12838.50                 8728.45                9381.66
                                              11160.00              12895.00                 8807.88                9273.77
                                              10575.30              12972.40                 8510.17                8936.21
                                              11046.90              13440.70                 8691.44                9252.55
                                              12493.00              13978.30                 9471.06               10269.40
                                              15119.00              15285.30                10675.80               12132.30
                                              15292.90              14421.70                10739.80               12018.20
                                              15796.00              14792.30                10881.60               12553.00
                                              16031.30              15315.90                10934.90               12608.30
                                              13467.90              14447.50                 9898.29               11196.20
                                              12298.90              14074.80                 9489.49               10575.90
6/30/00                                       12945.80              14622.30                 9823.52               11101.50
                                              12073.90              13996.40                 9405.04               10593.00
                                              12320.10              14114.00                 9481.22               10812.30
                                              10643.80              13367.40                 8972.08                9723.53
                                               9470.33              12982.40                 8706.50                9017.60
                                               8523.30              12429.40                 8334.74                8151.01
                                               8821.82              12859.40                 8621.45                8430.59
                                              10057.10              13126.90                 8752.50                9427.92
                                               9048.28              12066.20                 8096.94                8697.26
                                               8008.61              11208.30                 7522.86                7891.89
                                               8533.59              11954.80                 8019.37                8340.15
                                               8996.82              11577.00                 7765.96                8584.52
6/30/01                                        8780.65              11129.00                 7466.19                8416.26

                                      GROWTH OF A $10,000 INVESTMENT
                      ---------------------------------------------------------------
                                                                               LIPPER
                       FRAMLINGTON   MSCI EMERGING                           EMERGING
                          EMERGING         MARKETS    MSCI EMERGING           MARKETS
           INCEPTION  MARKETS FUND     FREE INDEX#   MARKETS INDEX#   FUNDS AVERAGE**
-------------------------------------------------------------------------------------
  CLASS K -- 1/10/97  $      8,781   $      11,129   $       7,466    $         8,416

                                AVERAGE ANNUAL TOTAL RETURNS
                      ------------------------------------------------

                                    ONE                SINCE
           INCEPTION               YEAR            INCEPTION
--------------------  ------------------------------------------------
  CLASS K -- 1/10/97            (32.17)%             (2.87)%

           ---------------------------------------------------------------------

 # The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest U.S. publicly traded companies) with higher price-to-book ratios and higher forecasted growth rates. The Small Company Growth Fund has changed its primary market index from the Russell 2000 Index to the Russell 2000 Growth Index which better represents the market in which the Fund invests. Index since inception comparative returns for the Small Company Growth Fund are as of 11/30/92. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index used to measure the common stock price movement of freely investable opportunities for foreign investors in emerging market countries. The MSCI Emerging Markets Index is an unmanaged index used to measure the common stock price movement in emerging market countries. The Framlington Emerging Markets Fund has changed its primary market index from the MSCI Emerging Markets Index to the MSCI Emerging Markets Free Index which better represents the market in which the Fund invests. Index since inception comparative returns for the Framlington Emerging Markets Fund are as of 12/31/96.

** The Lipper Small Cap Growth Funds and Emerging Markets Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Small Company Growth Fund are as of 11/30/92. Lipper since inception comparative returns for the Framlington Emerging Markets Fund are as of 12/31/96.

           ---------------------------------------------------------------------

FRAMLINGTON HEALTHCARE FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                    LIPPER
                                                                                         S&P HEALTHCARE      HEALTH/BIOTECHNOLOGY
                                              CLASS K            MSCI WORLD INDEX          COMPOSITE            FUNDS AVERAGE
                                              -------            ----------------        --------------      --------------------
4/1/97                                        10000.00               10000.00               10000.00               10000.00
                                               9555.60               10328.60               10819.00                9989.00
                                              10888.90               10968.00               11481.10               11028.80
6/30/97                                       11523.80               11516.80               12582.20               11597.90
                                              11767.20               12049.00               12827.50               11985.30
                                              11756.60               11244.70               11788.50               11691.70
                                              13047.50               11857.40               12471.00               12742.80
                                              12370.30               11235.10               12600.70               12346.50
                                              12317.10               11435.70               13135.00               12335.30
                                              12296.20               11576.90               13711.60               12381.00
                                              12507.70               11901.30               14668.70               12602.60
                                              13311.90               12708.30               15490.20               13371.40
                                              13682.00               13246.90               16032.30               13832.70
                                              13650.50               13378.30               16410.70               13879.70
                                              12815.10               13212.60               16094.00               13364.80
6/30/98                                       12497.30               13528.10               17270.40               13584.00
                                              11703.80               13508.30               17361.90               13320.40
                                               8846.88               11708.90               15412.20               11125.20
                                              10350.00               11918.00               17241.60               12500.30
                                              10805.40               12997.50               17865.80               13019.00
                                              11397.50               13772.40               18957.40               13688.20
                                              12431.30               14447.40               19774.40               14818.90
                                              12784.30               14765.70               19871.30               14996.70
                                              11417.70               14375.00               20111.80               14390.80
                                              10873.00               14975.60               20648.80               14513.20
                                              10649.00               15568.00               19364.40               13999.40
                                              10927.00               15001.30               18808.70               14038.60
6/30/99                                       11161.90               15703.10               19690.80               14663.30
                                              11407.50               15658.10               18572.30               14862.70
                                              11899.10               15632.50               19244.70               15209.00
                                              11984.80               15483.00               17732.00               14360.40
                                              11664.80               16290.00               19868.70               14861.60
                                              13299.10               16750.40               19940.30               15665.60
                                              17230.30               18108.30               18143.70               17182.00
                                              20936.50               17073.40               19303.00               18858.90
                                              28894.50               17121.50               17280.10               22679.80
                                              25412.70               18307.10               18223.60               20545.60
                                              24292.00               17535.10               19679.60               20299.10
                                              23842.60               17093.30               20744.30               20469.60
6/30/00                                       30233.50               17671.30               22445.30               24311.70
                                              30393.70               17176.00               21122.40               23686.90
                                              34868.40               17736.80               21240.60               26491.40
                                              36620.80               16795.80               22260.30               27474.20
                                              35225.50               16516.50               23044.90               26795.60
                                              30116.70               15515.90               23992.60               25147.70
                                              32147.30               15769.10               24666.50               26417.70
                                              30316.30               16075.30               22638.60               24380.90
                                              26884.40               14718.60               22681.00               23456.80
                                              22125.90               13754.60               20985.70               20606.80
                                              24560.00               14774.70               21537.20               22335.70
                                              26423.90               14591.20               21762.80               23242.60
6/30/01                                       27717.70               14136.10               20731.90               23493.60

                                GROWTH OF A $10,000 INVESTMENT                           AVERAGE ANNUAL TOTAL RETURNS
                   ---------------------------------------------------------        --------------------------------------
                   FRAMLINGTON                         S&P    LIPPER HEALTH/
                    HEALTHCARE           MSCI   HEALTHCARE     BIOTECHNOLOGY                      ONE             SINCE
 INCEPTION                FUND   WORLD INDEX#   COMPOSITE#   FUNDS AVERAGE**                     YEAR         INCEPTION
--------------------------------------------------------------------------------------------------------------------------
CLASS K -- 4/1/97 $    27,718   $     14,136   $   20,732   $        23,494                  (8.32)%            27.11%

FRAMLINGTON INTERNATIONAL GROWTH FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                          LIPPER INTERNATIONAL
                                                         CLASS K                 MSCI EAFE INDEX              FUNDS AVERAGE
                                                         -------                 ---------------          --------------------
1/10/97                                                 10000.00                    10000.00                    10000.00
                                                        10070.90                     9650.00                     9967.00
                                                        10202.60                     9808.00                    10107.50
                                                        10121.60                     9843.00                    10129.80
                                                        10162.10                     9896.00                    10150.00
                                                        10901.70                    10540.00                    10750.90
6/30/97                                                 11499.40                    11121.00                    11248.70
                                                        11681.80                    11303.40                    11555.80
                                                        10922.50                    10461.30                    10716.80
                                                        11469.70                    11049.20                    11378.00
                                                        10587.70                    10202.80                    10520.10
                                                        10324.10                    10100.80                    10422.30
                                                        10339.50                    10191.70                    10508.80
                                                        10889.60                    10660.50                    10755.80
                                                        11602.90                    11347.10                    11465.70
                                                        12010.20                    11698.80                    12051.50
                                                        12162.70                    11793.60                    12216.70
                                                        12234.40                    11739.30                    12228.90
6/30/98                                                 12142.70                    11830.90                    12134.70
                                                        12387.30                    11954.00                    12310.70
                                                        10665.40                    10475.20                    10552.70
                                                        10013.80                    10156.80                    10172.80
                                                        10757.80                    11218.20                    10927.60
                                                        11409.70                    11795.90                    11492.60
                                                        11925.50                    12264.20                    11845.40
                                                        12138.90                    12231.10                    11937.80
                                                        11670.30                    11942.50                    11622.60
                                                        12281.90                    12444.00                    12028.30
                                                        12699.50                    12950.50                    12580.40
                                                        12220.70                    12286.10                    12063.30
6/30/99                                                 12995.50                    12767.80                    12697.80
                                                        13382.80                    13150.80                    13025.40
                                                        13687.90                    13202.10                    13138.80
                                                        13737.20                    13338.10                    13188.70
                                                        14411.60                    13840.90                    13695.10
                                                        15658.30                    14325.30                    14752.40
                                                        17314.90                    15613.20                    16525.60
                                                        16611.90                    14623.30                    15593.60
                                                        17686.70                    15019.60                    16521.40
                                                        17973.20                    15605.40                    16651.90
                                                        16898.40                    14787.60                    15601.20
                                                        16239.40                    14429.80                    15095.70
6/30/00                                                 16762.10                    14996.90                    15764.50
                                                        15995.90                    14371.50                    15204.90
                                                        16219.40                    14499.40                    15454.20
                                                        15314.60                    13796.20                    14576.40
                                                        14555.20                    13473.40                    14029.80
                                                        13784.30                    12970.80                    13388.60
                                                        14117.60                    13435.20                    13881.30
                                                        14198.30                    13443.20                    13938.30
                                                        12802.70                    12441.70                    12877.60
                                                        11534.00                    11599.40                    11896.30
                                                        12433.60                    12398.60                    12685.00
                                                        11926.10                    11942.30                    12324.80
6/30/01                                                 11534.00                    11453.90                    11897.10

                             GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
                       -------------------------------------------        ------------------------------------
                         FRAMLINGTON                        LIPPER
                       INTERNATIONAL   MSCI EAFE     INTERNATIONAL                       ONE       SINCE
        INCEPTION        GROWTH FUND      INDEX#   FUNDS AVERAGE**                      YEAR   INCEPTION
--------------------------------------------------------------------------------------------------------------
CLASS K -- 1/10/97      $    11,534    $  11,454   $        11,897                  (31.19)%       3.24%

           ---------------------------------------------------------------------

# The MSCI World Index is an unmanaged index used to measure common stock price movement in developed countries. The S&P Healthcare Composite is a capitalization-weighted index of all the stocks in the S&P 500 that are involved in the business of healthcare-related products or services. The Framlington Healthcare Fund has changed its index to the MSCI World Index to better represent the market in which it invests. The Fund was previously compared to the S&P Healthcare Composite. Index since inception comparative returns for the Framlington Healthcare Fund are as of 3/31/97. The MSCI EAFE Index is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia, New Zealand, and countries in the Far East. Index since inception comparative returns for the Framlington International Growth Fund are as of 12/31/96.

** The Lipper Health/Biotechnology Funds and Lipper International Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Framlington Healthcare Fund are as of 3/31/97. Lipper since inception comparative returns for the Framlington International Growth Fund are as of 12/31/96.

           ---------------------------------------------------------------------

BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                                                  50% LEHMAN
                                                                 LEHMAN AGGREGATE      LEHMAN GOVT/CREDIT       AGGREGATE/50%
                                              CLASS K               BOND INDEX             BOND INDEX           LEHMAN CREDIT
                                              -------            ----------------      ------------------       -------------
11/23/92                                      10000.00               10000.00               10000.00               10000.00
                                               9959.00               10000.00               10000.00               10000.00
                                              10098.00               10159.00               10171.10               10172.00
                                              10298.00               10354.00               10392.00               10388.20
2/28/93                                       10524.00               10535.20               10608.00               10598.50
                                              10608.00               10579.50               10644.00               10639.30
                                              10690.00               10653.50               10725.00               10717.50
                                              10656.00               10667.40               10720.00               10730.90
                                              10890.00               10860.50               10963.00               10958.40
                                              10948.00               10922.40               11033.00               11029.10
                                              11204.00               11113.50               11286.00               11262.90
                                              11261.00               11143.50               11326.00               11291.60
                                              11329.00               11184.80               11372.00               11340.80
                                              11193.00               11089.70               11244.00               11222.80
                                              11226.00               11149.60               11293.00               11286.20
                                              11395.00               11300.10               11463.00               11471.90
2/28/94                                       11115.00               11103.50               11213.00               11236.70
                                              10850.00               10829.20               10939.00               10925.40
                                              10761.00               10742.60               10848.00               10829.30
                                              10761.00               10741.50               10828.00               10808.70
                                              10726.00               10717.90               10803.00               10783.30
                                              10886.00               10931.20               11019.00               11027.00
                                              10895.00               10944.30               11023.00               11039.70
                                              10747.00               10783.40               10856.00               10855.90
                                              10713.00               10773.70               10844.00               10838.50
                                              10684.00               10750.00               10825.00               10817.90
                                              10749.00               10824.20               10896.00               10900.20
                                              10932.00               11038.50               11106.00               11123.60
2/28/95                                       11163.00               11301.20               11363.00               11416.20
                                              11225.00               11370.20               11439.00               11497.80
                                              11369.00               11529.30               11599.00               11675.40
                                              11784.00               11975.50               12085.00               12176.30
6/30/95                                       11865.00               12062.90               12182.00               12275.50
                                              11854.00               12036.40               12135.00               12235.00
                                              11990.00               12182.00               12290.00               12407.50
                                              12097.00               12300.20               12415.00               12540.90
                                              12269.00               12460.10               12597.00               12704.00
                                              12440.00               12647.00               12805.00               12920.50
                                              12628.00               12824.10               12993.00               13117.60
                                              12701.00               12908.70               13074.00               13203.50
                                              12445.00               12684.10               12797.00               12931.50
                                              12365.00               12595.30               12689.00               12831.30
                                              12272.00               12524.80               12602.00               12742.10
                                              12243.00               12499.70               12581.00               12717.90
6/30/96                                       12381.00               12667.20               12749.00               12896.60
                                              12406.00               12701.40               12779.00               12926.30
                                              12364.00               12679.80               12748.00               12895.20
                                              12572.00               12900.50               12974.00               13144.10
                                              12834.00               13186.80               13277.00               13469.40
                                              13072.00               13412.30               13522.00               13728.70
                                              12939.00               13287.60               13371.00               13570.20
                                              12941.00               13328.80               13387.00               13600.70
                                              12963.00               13362.10               13415.00               13646.20
                                              12809.00               13213.80               13256.00               13464.10
                                              12985.00               13412.00               13449.00               13667.40
                                              13079.00               13539.40               13575.00               13809.50
6/30/97                                       13214.00               13700.50               13738.00               13989.70
                                              13597.20               14070.40               14158.40               14434.60
                                              13454.40               13950.80               13999.80               14266.40
                                              13632.00               14157.30               14219.60               14496.80
                                              13867.90               14362.60               14447.10               14694.00
                                              13924.70               14428.70               14523.70               14768.90
                                              14050.00               14574.40               14676.20               14921.80
                                              14248.10               14761.00               14883.10               15106.10
                                              14219.70               14749.20               14853.40               15097.80
                                              14249.50               14799.30               14899.40               15151.40
                                              14322.20               14876.20               14973.90               15238.50
                                              14481.20               15017.60               15134.10               15401.50
6/30/98                                       14610.00               15145.20               15288.50               15524.00
                                              14621.70               15177.00               15300.70               15533.30
                                              14914.20               15424.40               15599.10               15696.40
                                              15281.10               15785.40               16045.20               16134.30
                                              15135.90               15701.70               15931.30               15967.30
                                              15190.40               15791.20               16026.90               16162.90
                                              15249.60               15838.60               16065.40               16210.60
                                              15353.30               15951.00               16179.40               16348.40
                                              14994.00               15671.90               15794.30               16011.60
                                              15087.00               15758.10               15873.30               16112.50
                                              15105.10               15808.50               15913.00               16161.70
                                              14940.50               15669.40               15749.10               15982.30
6/30/99                                       14864.30               15619.20               15700.30               15915.10
                                              14797.40               15553.60               15656.30               15837.90
                                              14754.50               15545.90               15643.80               15815.00
                                              14879.90               15726.20               15784.60               15992.90
                                              14888.80               15784.40               15825.60               16059.30
                                              14876.90               15782.80               15816.10               16067.30
                                              14778.70               15707.00               15719.60               15986.20
                                              14758.00               15655.20               15714.90               15931.80
                                              14907.10               15844.60               15911.40               16102.30
                                              15156.00               16053.80               16140.50               16277.00
                                              15013.60               16007.20               16061.40               16181.80
                                              14899.50               15999.20               16047.00               16147.80
6/30/00                                       15211.60               16332.00               16374.30               16518.40
                                              15418.40               16480.60               16547.90               16693.50
                                              15631.70               16719.60               16781.20               16923.00
                                              15734.00               16824.90               16845.00               17021.20
                                              15664.60               16936.00               16951.10               17085.80
                                              15948.90               17213.70               17240.90               17337.00
                                              16240.40               17533.90               17580.60               17666.40
                                              16556.70               17819.70               17875.90               18052.40
                                              16718.50               17974.70               18060.10               18209.50
                                              16725.40               18064.60               18199.10               18311.40
                                              16529.20               17988.70               18151.80               18240.00
                                              16667.60               18096.70               18257.10               18378.70
6/30/01                                       16737.60               18165.40               18344.70               18460.40

                                  GROWTH OF A $10,000 INVESTMENT                               AVERAGE ANNUAL TOTAL RETURNS
                   -------------------------------------------------------------        ------------------------------------------
                                  LEHMAN        LEHMAN       50% LEHMAN
                      BOND     AGGREGATE   GOVT/CREDIT    AGGREGATE/50%                   ONE          FIVE             SINCE
 INCEPTION            FUND   BOND INDEX#   BOND INDEX#   LEHMAN CREDIT#                  YEAR         YEARS         INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 11/23/92 $16,738 $    18,165   $    18,345   $       18,460                 9.79%         6.24%             6.17%

INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                            LEHMAN INT. GOV'T/CREDIT    LIPPER SHORT INVT. GRADE
                                                         CLASS K                   BOND INDEX              DEBT FUNDS AVERAGE
                                                         -------            ------------------------    ------------------------
11/20/92                                                10000.00                    10000.00                    10000.00
                                                         9961.00                    10000.00                    10000.00
                                                        10069.00                    10130.00                    10075.00
                                                        10241.00                    10327.00                    10182.00
2/28/93                                                 10415.00                    10490.00                    10277.00
                                                        10461.00                    10532.00                    10314.00
                                                        10537.00                    10617.00                    10371.00
                                                        10502.00                    10593.00                    10375.00
                                                        10660.00                    10759.00                    10452.00
                                                        10695.00                    10786.00                    10490.00
                                                        10864.00                    10957.00                    10578.00
                                                        10910.00                    11002.00                    10611.00
                                                        10935.00                    11032.00                    10644.00
                                                        10835.00                    10970.00                    10642.00
                                                        10879.00                    11020.00                    10688.00
                                                        11004.00                    11143.00                    10761.00
2/28/94                                                 10805.00                    10978.00                    10697.00
                                                        10594.00                    10797.00                    10623.00
                                                        10495.00                    10723.00                    10583.00
                                                        10495.00                    10731.00                    10595.00
                                                        10483.00                    10732.00                    10605.00
                                                        10595.00                    10887.00                    10684.00
                                                        10628.00                    10921.00                    10722.00
                                                        10520.00                    10820.00                    10711.00
                                                        10512.00                    10819.00                    10731.00
                                                        10481.00                    10769.00                    10713.00
                                                        10528.00                    10808.00                    10707.00
                                                        10675.00                    10990.00                    10807.00
2/28/95                                                 10864.00                    11218.00                    10932.00
                                                        10920.00                    11282.00                    10989.00
                                                        11034.00                    11421.00                    11088.00
                                                        11359.00                    11766.00                    11272.00
6/30/95                                                 11411.00                    11845.00                    11338.00
                                                        11405.00                    11847.00                    11373.00
                                                        11506.00                    11955.00                    11445.00
                                                        11590.00                    12041.00                    11507.00
                                                        11710.00                    12176.00                    11597.00
                                                        11863.00                    12336.00                    11690.00
                                                        11980.00                    12465.00                    11778.00
                                                        12060.00                    12573.00                    11869.00
                                                        11916.00                    12425.00                    11827.00
                                                        11835.00                    12361.00                    11820.00
                                                        11779.00                    12317.00                    11830.00
                                                        11751.00                    12308.00                    11852.00
6/30/96                                                 11872.00                    12439.00                    11934.00
                                                        11895.00                    12476.00                    11990.00
                                                        11904.00                    12486.00                    12033.00
                                                        12053.00                    12660.00                    12143.00
                                                        12244.00                    12884.00                    12270.00
                                                        12395.00                    13054.00                    12372.00
                                                        12324.00                    12970.00                    12377.00
                                                        12371.00                    13020.00                    12437.00
                                                        12389.00                    13045.00                    12475.00
                                                        12290.00                    12955.00                    12464.00
                                                        12432.00                    13107.00                    12559.00
                                                        12522.00                    13216.00                    12642.00
6/30/97                                                 12624.00                    13337.00                    12726.00
                                                        12849.10                    13607.70                    12929.60
                                                        12802.80                    13539.70                    12892.10
                                                        12916.80                    13696.80                    13019.80
                                                        13060.10                    13848.80                    13117.40
                                                        13083.70                    13879.30                    13143.60
                                                        13179.20                    13990.30                    13229.10
                                                        13322.80                    14173.60                    13374.60
                                                        13316.20                    14162.20                    13373.20
                                                        13349.50                    14207.50                    13424.10
                                                        13430.90                    14278.60                    13483.10
                                                        13522.20                    14382.80                    13568.10
6/30/98                                                 13599.30                    14474.90                    13634.60
                                                        13626.50                    14525.50                    13679.50
                                                        13814.50                    14753.60                    13805.40
                                                        14079.80                    15123.90                    14052.50
                                                        14058.60                    15108.80                    14032.90
                                                        14060.10                    15107.30                    14056.70
                                                        14096.60                    15167.70                    14111.50
                                                        14174.10                    15251.10                    14182.10
                                                        13981.40                    15026.90                    14038.80
                                                        14079.20                    15139.60                    14146.90
                                                        14114.50                    15186.60                    14189.40
                                                        14005.80                    15069.60                    14102.80
6/30/99                                                 13984.80                    15080.20                    14101.40
                                                        13969.40                    15066.60                    14091.50
                                                        13954.00                    15078.60                    14097.20
                                                        14092.20                    15218.90                    14214.20
                                                        14111.90                    15258.50                    14246.90
                                                        14126.00                    15276.80                    14276.80
                                                        14092.10                    15226.40                    14266.80
                                                        14031.50                    15170.00                    14218.30
                                                        14155.00                    15294.40                    14320.70
                                                        14296.50                    15453.50                    14455.30
                                                        14263.60                    15417.90                    14435.00
                                                        14270.80                    15442.60                    14446.60
6/30/00                                                 14500.70                    15714.40                    14666.20
                                                        14585.20                    15833.80                    14758.60
                                                        14752.30                    16020.70                    14909.10
                                                        14904.10                    16166.50                    15032.90
                                                        14853.90                    16240.80                    15059.90
                                                        15088.10                    16461.70                    15213.60
                                                        15321.20                    16764.60                    15441.80
                                                        15557.10                    17039.50                    15667.20
                                                        15722.40                    17201.40                    15783.10
                                                        15806.60                    17333.90                    15879.40
                                                        15696.80                    17288.80                    15869.90
                                                        15789.60                    17385.60                    15955.60
6/30/01                                                 15878.10                    17449.90                    16006.60

                                       GROWTH OF A $10,000 INVESTMENT                            AVERAGE ANNUAL TOTAL RETURNS
                       --------------------------------------------------------------     ------------------------------------------
                                          LEHMAN INT.          LIPPER SHORT
                       INTERMEDIATE      GOV'T/CREDIT      INVT. GRADE DEBT                 ONE          FIVE             SINCE
 INCEPTION                BOND FUND       BOND INDEX#       FUNDS AVERAGE**                YEAR         YEARS         INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
CLASS K -- 11/20/92   $     15,878      $    17,450       $         16,007                9.50%         6.01%             5.52%

           ---------------------------------------------------------------------

# The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of U.S.
  government, corporate, mortgage-backed and asset-backed securities rated investment grade or higher. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government and (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary market index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index which better represents the market in which the Fund invests. Index since inception comparative returns for the Bond Fund are as of 11/30/92. The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of (i) Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with a maturity between one and ten years and (ii) Lehman Brothers Credit Index. Index since inception comparative returns for the Intermediate Bond Fund are as of 11/30/92.

** The Lipper Short Investment Grade Debt Funds Averages represent the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Intermediate Bond Fund are as of 11/30/92.

 xxxii

           ---------------------------------------------------------------------

INTERNATIONAL BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                             SALOMON BROS NON-U.S. $      LIPPER INTERNATIONAL
                                                         CLASS K                WORLD GOV'T BOND          INCOME FUNDS AVERAGE
                                                         -------             -----------------------      --------------------
3/25/97                                                 10000.00                    10000.00                    10000.00
                                                        10062.90                     9884.00                     9909.00
                                                         9895.15                     9683.35                     9826.76
                                                        10167.70                    10039.70                    10034.10
6/30/97                                                 10303.90                    10163.20                    10151.50
                                                        10104.70                     9897.93                    10040.90
                                                        10104.70                     9942.47                    10051.90
                                                        10349.30                    10184.10                    10308.20
                                                        10506.60                    10412.20                    10379.30
                                                        10233.40                    10145.60                    10272.40
                                                        10112.60                    10043.20                    10245.70
                                                        10166.20                    10111.50                    10301.00
                                                        10337.00                    10254.00                    10428.80
                                                        10187.20                    10084.90                    10380.80
                                                        10379.70                    10306.70                    10535.50
                                                        10411.90                    10290.20                    10563.90
6/30/98                                                 10387.00                    10253.20                    10529.10
                                                        10429.40                    10265.50                    10604.90
                                                        10697.40                    10546.80                    10620.80
                                                        11368.20                    11238.60                    11129.50
                                                        11842.20                    11745.50                    11313.20
                                                        11573.40                    11505.90                    11309.80
                                                        11867.40                    11830.40                    11513.30
                                                        11713.10                    11644.60                    11501.80
                                                        11304.30                    11235.90                    11155.60
                                                        11293.00                    11257.20                    11173.50
                                                        11293.00                    11240.40                    11218.20
                                                        11071.60                    11013.30                    11014.00
6/30/99                                                 10793.80                    10751.20                    10811.30
                                                        11114.30                    11128.50                    10985.40
                                                        11158.80                    11199.80                    10939.30
                                                        11287.10                    11408.10                    11048.70
                                                        11309.70                    11395.50                    11029.90
                                                        11183.00                    11239.40                    10892.00
                                                        11190.80                    11228.20                    10913.80
                                                        10760.00                    10890.20                    10647.50
                                                        10620.10                    10720.30                    10620.90
                                                        10992.90                    11097.70                    10854.50
                                                        10505.90                    10612.70                    10514.80
                                                        10634.10                    10721.00                    10608.40
6/30/00                                                 10819.80                    11009.30                    10820.50
                                                        10575.20                    10713.10                    10674.40
                                                        10400.50                    10543.90                    10545.30
                                                        10354.00                    10511.20                    10530.50
                                                        10144.30                    10289.40                    10365.20
                                                        10342.30                    10491.10                    10578.70
                                                        10761.60                    10931.70                    11027.20
                                                        10738.30                    10882.50                    11082.40
                                                        10703.40                    10830.30                    11053.50
                                                        10249.10                    10394.90                    10820.30
                                                        10249.10                    10390.70                    10783.50
                                                        10109.40                    10335.70                    10714.50
6/30/01                                                 10027.90                    10188.90                    10684.50

                               GROWTH OF A $10,000 INVESTMENT                          AVERAGE ANNUAL TOTAL RETURNS
                      -------------------------------------------------       -----------------------------------------------
                                         SALOMON BROS.           LIPPER
                      INTERNATIONAL   NON-U.S. $ WORLD    INTERNATIONAL                     ONE                SINCE
    INCEPTION             BOND FUND        GOV'T BOND#   INCOME FUNDS**                    YEAR            INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
CLASS  K -- 3/25/97  $      10,028   $         10,189   $       10,685                 (7.32)%                0.06%

U.S. GOVERNMENT INCOME FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                             LEHMAN
                                                                LEHMAN GOV'T BOND      GOV'T/CREDIT BOND      LIPPER U.S. GOV'T
                                              CLASS K                 INDEX                  INDEX            DEBT FUNDS AVERAGE
                                              -------           -----------------      -----------------      ------------------
7/5/94                                        10000.00               10000.00               10000.00               10000.00
                                              10130.00               10184.00               10199.00               10168.00
                                              10126.00               10186.00               10204.00               10165.00
                                               9974.00               10042.40               10049.00               10005.00
                                               9951.00               10035.40               10038.00                9977.00
                                               9927.00               10017.30               10020.00                9957.00
                                               9989.00               10078.40               10086.00               10030.00
                                              10146.00               10265.90               10280.00               10210.00
2/28/95                                       10368.00               10486.60               10518.00               10440.00
                                              10431.00               10552.70               10589.00               10492.00
                                              10555.00               10690.90               10736.00               10621.00
                                              10966.00               11121.80               11186.00               11028.00
6/30/95                                       11047.00               11207.40               11276.00               11095.00
                                              11005.00               11165.90               11232.00               11041.00
                                              11135.00               11296.60               11376.00               11178.00
                                              11241.00               11405.00               11491.00               11292.00
                                              11391.00               11578.40               11660.00               11453.00
                                              11566.00               11759.00               11852.00               11624.00
                                              11707.00               11926.00               12027.00               11795.00
                                              11748.00               11998.70               12102.00               11848.00
                                              11541.00               11753.90               11845.00               11582.00
                                              11469.00               11656.40               11746.00               11475.00
                                              11392.00               11581.80               11665.00               11385.00
                                              11383.00               11562.10               11645.00               11344.00
6/30/96                                       11525.00               11711.20               11801.00               11477.00
                                              11551.00               11740.50               11829.00               11496.00
                                              11542.00               11714.70               11800.00               11455.00
                                              11729.00               11909.20               12009.00               11650.00
                                              12001.00               12171.20               12290.00               11909.00
                                              12167.00               12382.90               12516.00               12128.00
                                              12044.00               12256.60               12377.00               11987.00
                                              12058.00               12270.10               12391.00               12001.00
                                              12105.00               12287.30               12417.00               12015.00
                                              11973.00               12157.00               12270.00               11860.00
                                              12155.00               12332.10               12449.00               12038.00
                                              12253.00               12438.20               12565.00               12138.00
6/30/97                                       12388.00               12577.50               12716.00               12281.00
                                              12719.60               12934.70               13105.10               12622.40
                                              12595.00               12806.60               12958.30               12487.40
                                              12780.10               12998.70               13161.80               12674.70
                                              12969.30               13223.60               13372.40               12871.10
                                              12970.60               13291.00               13443.20               12923.90
                                              13095.10               13430.60               13584.40               13057.00
                                              13256.10               13632.00               13775.90               13224.10
                                              13232.30               13595.20               13748.40               13192.40
                                              13299.80               13633.30               13791.00               13225.40
                                              13329.00               13694.70               13860.00               13278.30
                                              13485.00               13835.70               14008.30               13408.40
6/30/98                                       13590.20               13993.40               14151.10               13530.40
                                              13573.70               14014.40               14162.50               13544.00
                                              13850.60               14378.80               14438.60               13831.10
                                              14097.20               14767.00               14851.60               14147.80
                                              13939.30               14716.80               14746.10               14036.10
                                              13986.70               14721.20               14834.60               14066.90
                                              14042.60               14753.60               14870.20               14103.50
                                              14104.40               14839.20               14975.80               14174.00
                                              13905.50               14486.00               14619.40               13855.10
                                              14032.10               14542.50               14692.50               13917.50
                                              14044.70               14576.00               14729.20               13950.90
                                              13940.80               14447.70               14577.50               13807.20
6/30/99                                       13878.00               14418.80               14532.30               13725.70
                                              13871.10               14397.20               14491.60               13655.70
                                              13769.90               14397.20               14480.00               13620.20
                                              13918.60               14513.80               14610.30               13771.40
                                              13977.00               14537.00               14648.30               13794.80
                                              13970.00               14516.70               14639.50               13771.40
                                              13884.80               14422.30               14550.20               13679.10
                                              13832.10               14442.50               14545.90               13633.90
                                              13941.30               14647.60               14727.70               13805.70
                                              14197.90               14905.40               14939.80               14018.30
                                              14102.70               14863.60               14866.60               13969.30
                                              14088.60               14872.60               14853.20               13949.70
6/30/00                                       14395.10               15137.30               15156.20               14213.40
                                              14437.40               15284.10               15316.90               14322.80
                                              14630.20               15510.30               15532.80               14537.70
                                              14778.90               15553.80               15591.80               14597.30
                                              14851.30               15703.10               15690.10               14709.70
                                              15210.10               16012.40               15958.40               14983.30
                                              15475.60               16331.10               16272.80               15266.50
                                              15619.40               16496.00               16546.10               15419.10
                                              15807.20               16684.10               16716.60               15571.80
                                              15874.90               16742.50               16793.50               15609.20
                                              15760.00               16571.70               16667.50               15464.00
                                              15850.80               16626.40               16764.20               15518.10
6/30/01                                       15941.60               16702.90               16844.70               15566.20

                              GROWTH OF A $10,000 INVESTMENT
                  -------------------------------------------------------
                                     LEHMAN    LEHMAN INT.    LIPPER U.S.
                   U.S. GOV'T    GOVERNMENT   GOV'T/CREDIT     GOV'T DEBT
    INCEPTION     INCOME FUND   BOND INDEX#    BOND INDEX#   FUNDS AVG.**
-------------------------------------------------------------------------
CLASS K -- 7/5/94  $    15,942   $    16,703   $    16,844    $     15,566

                                 AVERAGE ANNUAL TOTAL RETURNS
               ---------------------------------------------------------

                               ONE           FIVE             SINCE
    INCEPTION                 YEAR          YEARS         INCEPTION
-------------  ---------------------------------------------------------
CLASS K -- 7/5/94           10.74%          6.70%             6.90%

           ---------------------------------------------------------------------

# The Salomon Brothers Non-U.S.$ World Government Bond Index is a market-weighted index that includes the government bond markets that are freely open to investors (excluding the United States) and have a total market capitalization of at least $20 billion, Dm 30 billion and Y2.5 trillion. Index since inception comparative returns for the International Bond Fund are as of 3/31/97. The Lehman Brothers Government Bond Index is an unmanaged index which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations and corporate debt affiliated by the U.S. Government. The Lehman Brothers Government/Credit Index is a weighted composite of (i) Lehman Brothers Government Bond Index and
  (ii) Lehman Brothers Credit Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Fund has changed its primary index from the Lehman Brothers Government/Credit Index to the Lehman Brothers Government Bond Index which better represents the market in which the Fund invests. Index since inception comparative returns for the U.S. Government Income Fund are as of 6/30/94.

** The Lipper International Income Funds and U.S. Government Debt Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the International Bond Fund are as of 3/31/97. Lipper since inception comparative returns for the U.S. Government Income Fund are as of 6/30/94.

                                                                          xxxiii

           ---------------------------------------------------------------------

MICHIGAN TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                      1/3 LB MUNI 20/ 1/3
                                                                 LEHMAN MUNI BOND      LB MUNI 15/ 1/3 LB    LIPPER MI MUNI DEBT
                                              CLASS K             20 YEAR INDEX             MUNI 10             FUNDS AVERAGE
                                              -------            ----------------     -------------------    -------------------
1/3/94                                        10000.00               10000.00              10000.00                10000.00
                                              10050.00               10125.80              10127.00                10123.00
2/28/94                                        9752.00                9824.74               9832.30                 9856.00
                                               9268.00                9306.80               9378.71                 9451.00
                                               9341.00                9383.06               9474.06                 9490.00
                                               9408.00                9494.17               9569.12                 9575.00
                                               9343.00                9399.00               9499.90                 9517.00
                                               9518.00                9615.00               9688.32                 9687.00
                                               9534.00                9641.00               9720.29                 9711.00
                                               9382.00                9448.00               9557.31                 9561.00
                                               9215.00                9199.00               9363.61                 9364.00
                                               9040.00                8984.00               9164.79                 9176.00
                                               9209.00                9266.00               9391.16                 9412.00
                                               9483.00                9628.00               9700.13                 9698.00
2/28/95                                        9736.00                9978.00              10015.70                 9975.00
                                               9833.00               10092.00              10140.20                10043.00
                                               9832.00               10090.00              10145.00                10040.00
                                              10130.00               10471.00              10497.00                10343.00
6/30/95                                       10013.00               10310.00              10381.50                10201.00
                                              10068.00               10363.00              10483.60                10265.00
                                              10199.00               10506.00              10632.10                10384.00
                                              10295.00               10589.00              10714.70                10447.00
                                              10445.00               10814.00              10883.70                10626.00
                                              10630.00               11054.00              11077.00                10827.00
                                              10742.00               11209.00              11189.60                10948.00
                                              10809.00               11266.00              11280.70                11004.00
                                              10676.00               11138.00              11198.30                10912.00
                                              10474.00               10960.00              11037.40                10739.00
                                              10416.00               10917.00              10993.60                10695.00
                                              10393.00               10930.00              10984.50                10696.00
6/30/96                                       10527.00               11084.00              11112.60                10804.00
                                              10651.00               11193.00              11223.80                10904.00
                                              10627.00               11176.00              11217.00                10904.00
                                              10808.00               11402.00              11379.70                11052.00
                                              10919.00               11538.00              11523.40                11159.00
                                              11141.00               11779.00              11761.20                11349.00
                                              11067.00               11709.00              11698.80                11301.00
                                              11072.00               11697.00              11724.20                11296.00
                                              11170.00               11822.00              11843.00                11395.00
                                              10988.00               11636.00              11672.50                11251.00
                                              11077.00               11765.00              11783.00                11341.00
                                              11246.00               11977.00              11972.30                11498.00
6/30/97                                       11370.00               12127.00              12114.80                11610.00
                                              11754.30               12534.50              12494.00                11936.20
                                              11582.70               12380.30              12355.30                11801.40
                                              11732.10               12551.10              12516.70                11934.70
                                              11821.30               12642.80              12596.80                12005.10
                                              11893.40               12745.20              12677.80                12073.60
                                              12130.10               12977.10              12893.80                12263.10
                                              12241.70               13122.50              13042.50                12367.40
                                              12211.00               13113.30              13037.70                12366.10
                                              12206.20               13131.60              13044.20                12372.30
                                              12128.00               13064.70              12977.70                12300.50
                                              12353.60               13301.10              13206.50                12494.90
6/30/98                                       12395.60               13361.00              13262.00                12538.60
                                              12417.20               13389.10              13286.80                12558.70
                                              12642.00               13620.70              13518.00                12747.10
                                              12830.40               13812.70              13714.40                12900.00
                                              12749.50               13768.50              13695.70                12852.30
                                              12799.30               13831.90              13747.30                12896.00
                                              12800.50               13862.30              13789.00                12901.10
                                              12984.90               14010.60              13978.80                13041.80
                                              12879.70               13951.80              13879.50                12966.10
                                              12873.20               14000.60              13899.90                12968.70
                                              12902.90               14038.40              13941.10                12996.00
                                              12760.90               13933.10              13837.50                12898.50
6/30/99                                       12517.20               13707.40              13599.00                12699.90
                                              12548.50               13723.90              13651.20                12725.20
                                              12405.40               13502.90              13519.70                12575.10
                                              12394.30               13459.70              13519.70                12544.90
                                              12241.80               13181.10              13332.70                12391.90
                                              12388.70               13377.50              13517.50                12497.20
                                              12262.40               13214.30              13401.30                12376.00
                                              12202.30               13121.80              13328.50                12284.40
                                              12336.50               13372.40              13514.20                12439.20
                                              12654.80               13804.30              13868.70                12707.90
                                              12558.60               13673.20              13771.20                12620.20
                                              12444.30               13565.20              13669.70                12538.10
6/30/00                                       12828.00               14011.50              14083.90                12865.40
                                              13034.70               14252.50              14291.90                13042.90
                                              13256.20               14526.20              14537.20                13236.00
                                              13136.00               14408.50              14447.10                13152.60
                                              13304.70               14607.30              14626.70                13286.80
                                              13679.00               14765.10              14744.70                13375.80
                                              13780.10               15227.20              15148.20                13710.20
                                              13912.40               15304.90              15276.50                13814.40
                                              13938.20               15360.00              15319.80                13872.40
                                              13743.30               15519.70              15461.70                13965.30
                                              13848.80               15293.10              15256.10                13800.50
                                              14004.50               15481.20              15428.00                13944.10
6/30/01                                       14079.20               15611.30              15539.60                14047.20

                                        GROWTH OF A $10,000 INVESTMENT
                         -------------------------------------------------------------
                                        LEHMAN     1/3 LEHMAN 10 YEAR/
                          MICHIGAN   MUNI BOND     1/3 LEHMAN 15 YEAR/       LIPPER MI
                          TAX FREE     20 YEAR     1/3 LEHMAN 20 YEAR/       MUNI DEBT
              INCEPTION  BOND FUND      INDEX#        MUNI BOND INDEX#    FUNDS AVG.**
--------------------------------------------------------------------------------------
      CLASS K -- 1/3/94  $  14,079   $  15,611       $       15,539       $     14,047

                                 AVERAGE ANNUAL TOTAL RETURNS
                         ---------------------------------------------

                                     ONE     FIVE       SINCE
              INCEPTION             YEAR     YEAR   INCEPTION
-----------------------  ---------------------------------------------
      CLASS K -- 1/3/94            9.75%    5.99%       4.67%

TAX-FREE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                                      1/3 LB MUNI 20/ 1/3
                                                                 LEHMAN MUNI BOND      LB MUNI 15/ 1/3 LB      LIPPER MUNI DEBT
                                              CLASS K             20 YEAR INDEX             MUNI 10             FUNDS AVERAGE
                                              -------            ----------------     -------------------      ----------------
7/5/94                                        10000.00               10000.00               10000.00               10000.00
                                              10130.00               10229.00               10198.30               10177.00
                                              10168.00               10257.00               10232.00               10202.00
                                              10048.00               10052.00               10060.40               10032.00
                                               9946.00                9787.00                9856.53                9838.00
                                               9778.00                9558.00                9647.25                9630.00
                                               9965.00                9858.00                9885.53                9868.00
                                              10201.00               10244.00               10210.80               10164.00
2/28/95                                       10464.00               10615.00               10543.00               10466.00
                                              10577.00               10737.00               10674.00               10561.00
                                              10583.00               10735.00               10679.00               10561.00
                                              10903.00               11140.00               11049.60               10892.00
6/30/95                                       10787.00               10969.00               10928.00               10769.00
                                              10871.00               11026.00               11035.50               10839.00
                                              10997.00               11177.00               11191.80               10957.00
                                              11057.00               11266.00               11278.80               11022.00
                                              11203.00               11506.00               11456.60               11192.00
                                              11425.00               11760.00               11660.10               11409.00
                                              11548.00               11925.00               11778.70               11539.00
                                              11611.00               11986.00               11874.50               11596.00
                                              11513.00               11850.00               11787.80               11506.00
                                              11318.00               11660.00               11618.50               11324.00
                                              11230.00               11614.00               11572.40               11274.00
                                              11219.00               11629.00               11562.70               11282.00
6/30/96                                       11339.00               11793.00               11697.60               11386.00
                                              11437.00               11909.00               11814.60               11484.00
                                              11413.00               11890.00               11807.50               11478.00
                                              11544.00               12131.00               11978.70               11643.00
                                              11664.00               12276.00               12130.00               11770.00
                                              11886.00               12531.00               12380.30               11977.00
                                              11794.00               12457.00               12314.70               11927.00
                                              11804.00               12444.00               12341.40               11928.00
                                              11917.00               12578.00               12466.50               12033.00
                                              11700.00               12380.00               12286.90               11880.00
                                              11803.00               12517.00               12403.30               11975.00
                                              12009.00               12742.00               12602.50               12147.00
6/30/97                                       12147.00               12902.00               12752.50               12286.00
                                              12574.60               13335.50               13151.70               12654.60
                                              12377.10               13171.50               13005.70               12505.30
                                              12551.70               13353.20               13175.60               12659.10
                                              12633.30               13450.70               13259.90               12737.60
                                              12700.20               13559.70               13345.20               12810.20
                                              12955.50               13806.50               13572.60               13013.80
                                              13095.40               13961.10               13729.10               13136.20
                                              13032.50               13951.30               13724.00               13128.30
                                              13007.80               13970.90               13730.90               13130.90
                                              12873.80               13899.60               13660.90               13049.50
                                              13151.90               14151.20               13901.80               13260.90
6/30/98                                       13172.90               14214.90               13960.20               13304.70
                                              13185.00               14244.70               13986.20               13323.30
                                              13436.90               14491.10               14229.60               13529.80
                                              13641.10               14695.50               14436.40               13690.80
                                              13577.00               14648.50               14416.60               13638.80
                                              13605.50               14715.80               14470.90               13681.10
                                              13630.00               14748.20               14514.80               13704.30
                                              13845.30               14906.00               14714.70               13857.80
                                              13688.90               14843.40               14610.20               13769.10
                                              13673.80               14895.40               14631.60               13770.50
                                              13706.60               14935.60               14675.00               13802.20
                                              13550.40               14823.60               14566.00               13693.10
6/30/99                                       13278.00               14583.40               14314.90               13454.90
                                              13312.50               14600.90               14369.80               13475.10
                                              13194.60               14365.90               14231.40               13306.60
                                              13185.40               14319.90               14231.40               13270.70
                                              13032.40               14023.50               14034.50               13067.60
                                              13183.60               14232.40               14229.10               13197.00
                                              13083.40               14058.80               14106.80               13063.70
                                              13010.10               13960.40               14030.10               12957.90
                                              13163.60               14227.00               14225.60               13130.30
                                              13479.60               14686.50               14598.80               13428.30
                                              13383.90               14547.00               14496.10               13335.70
                                              13254.00               14432.10               14389.30               13235.60
6/30/00                                       13641.00               14906.90               14825.30               13575.80
                                              13841.30               15163.30               15044.20               13760.40
                                              14057.60               15454.40               15302.50               13972.30
                                              13937.70               15329.30               15207.60               13884.30
                                              14114.10               15540.80               15396.70               14021.80
                                              14218.20               15708.60               15520.90               14105.90
                                              14619.40               16200.30               15945.70               14467.00
                                              14800.80               16282.90               16080.70               14565.40
                                              14816.00               16341.60               16126.20               14623.70
                                              14944.70               16511.50               16275.70               14746.50
                                              14688.10               16270.40               16059.20               14540.00
                                              14837.30               16470.60               16240.20               14700.00
6/30/01                                       14931.20               16608.90               16357.60               14816.10

                                     GROWTH OF A $10,000 INVESTMENT
                      -------------------------------------------------------------
                                     LEHMAN     1/3 LEHMAN 10 YEAR/
                                  MUNI BOND     1/3 LEHMAN 15 YEAR/          LIPPER
                       TAX FREE     20 YEAR     1/3 LEHMAN 20 YEAR/       MUNI DEBT
           INCEPTION  BOND FUND      INDEX#        MUNI BOND INDEX#    FUNDS AVG.**
-----------------------------------------------------------------------------------
   CLASS K -- 7/5/94  $  14,931   $  16,609     $            16,358    $     14,816

                              AVERAGE ANNUAL TOTAL RETURNS
                      ---------------------------------------------

                                  ONE     FIVE       SINCE
           INCEPTION             YEAR     YEAR   INCEPTION
--------------------  ---------------------------------------------
   CLASS K -- 7/5/94            9.45%    5.66%       5.90%

           ---------------------------------------------------------------------

 # The Lehman Brothers 20-year Municipal Bond Index, 15-year Municipal Bond
   Index and 10-year Municipal Bond Index are performance benchmarks for the long-term investment grade tax-exempt bond market. Index since inception comparative returns for the Michigan Tax-Free Bond Fund are as of 12/31/93. Index since inception comparative returns for the Tax-Free Bond Fund are as of 6/30/94.

** The Lipper Michigan Municipal Debt Funds and Municipal Debt Funds Averages represent the average performance of mutual funds universes compiled by Lipper Analytical Services, Inc. The funds included in each universe are categorized under the same investment objective as the applicable Fund and have been in existence since the Fund's inception date. Lipper since inception comparative returns for the Michigan Tax-Free Bond Fund are as of 12/31/93. Lipper since inception comparative returns for the Tax-Free Bond Fund are as of 6/30/94.

 xxxiv

           ---------------------------------------------------------------------

TAX-FREE SHORT-INTERMEDIATE BOND FUND
                                CLASS K SHARE HYPOTHETICAL
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT
[GRAPHIC IMAGE]

                                                                               LEHMAN MUTUAL FUND
                                                                             INT.-SHORT/5-YEAR G.O.      LIPPER SHORT-INT. MUNI
                                                         CLASS K                      INDEX                DEBT FUNDS AVERAGE
                                                         -------             ----------------------      ----------------------
6/30/91                                                 10000.00                    10000.00                    10000.00
                                                        10003.90                    10100.00                    10110.70
                                                        10177.20                    10230.30                    10221.40
                                                        10262.60                    10356.20                    10344.50
                                                        10347.30                    10434.90                    10432.80
                                                        10402.20                    10468.20                    10457.60
                                                        10604.40                    10703.80                    10670.50
                                                        10669.50                    10724.10                    10689.80
2/29/92                                                 10650.70                    10730.50                    10693.70
                                                        10617.00                    10695.10                    10676.70
                                                        10681.20                    10789.20                    10765.70
                                                        10776.10                    10886.40                    10892.70
                                                        10893.70                    11043.10                    11061.50
                                                        11107.70                    11332.50                    11403.70
                                                        11056.80                    11247.40                    11273.60
                                                        11121.00                    11318.30                    11340.20
                                                        11096.70                    11282.10                    11217.90
                                                        11257.50                    11418.60                    11431.60
                                                        11324.90                    11498.60                    11536.90
                                                        11430.70                    11622.70                    11677.00
2/28/93                                                 11696.50                    11926.10                    12060.20
                                                        11582.00                    11791.30                    11909.30
                                                        11632.20                    11866.80                    12014.60
                                                        11658.00                    11908.30                    12062.60
                                                        11785.00                    12069.10                    12241.40
                                                        11789.80                    12079.90                    12239.10
                                                        11937.10                    12264.70                    12475.20
                                                        12010.80                    12372.70                    12629.30
                                                        12027.30                    12401.10                    12654.10
                                                        11985.00                    12325.50                    12558.10
                                                        12123.70                    12523.90                    12784.10
                                                        12217.80                    12646.70                    12918.90
2/28/94                                                 12002.20                    12412.80                    12622.30
                                                        11730.20                    12119.80                    12240.60
                                                        11825.00                    12208.30                    12297.90
                                                        11887.00                    12274.20                    12400.90
                                                        11834.40                    12258.20                    12361.40
                                                        11951.20                    12410.20                    12520.10
                                                        12003.00                    12466.00                    12567.40
                                                        11904.20                    12371.30                    12431.90
                                                        11794.50                    12273.60                    12284.00
                                                        11637.70                    12144.70                    12090.40
                                                        11807.80                    12288.00                    12281.70
                                                        11995.90                    12477.30                    12525.50
2/28/95                                                 12249.10                    12711.80                    12806.60
                                                        12352.60                    12842.80                    12922.70
                                                        12380.80                    12880.00                    12952.90
                                                        12652.90                    13173.70                    13264.90
6/30/95                                                 12659.10                    13171.00                    13221.60
                                                        12787.70                    13331.80                    13347.80
                                                        12892.80                    13470.30                    13481.70
                                                        12895.10                    13518.90                    13549.90
                                                        12971.90                    13618.90                    13688.50
                                                        13089.50                    13749.70                    13841.00
                                                        13144.40                    13818.40                    13937.80
                                                        13262.00                    13945.60                    14062.40
                                                        13217.30                    13913.40                    14019.00
                                                        13084.80                    13811.90                    13854.90
                                                        13077.00                    13800.90                    13825.50
                                                        13056.60                    13791.20                    13819.30
6/30/96                                                 13126.40                    13887.70                    13902.90
                                                        13220.50                    13990.50                    14040.00
                                                        13212.60                    14001.60                    14065.50
                                                        13308.20                    14115.10                    14164.60
                                                        13404.70                    14246.30                    14309.40
                                                        13577.90                    14444.40                    14530.00
                                                        13541.90                    14416.90                    14495.20
                                                        13573.20                    14473.10                    14369.80
                                                        13671.20                    14575.90                    14634.60
                                                        13493.30                    14723.10                    14479.70
                                                        13538.70                    14796.80                    14552.50
                                                        13690.00                    14962.50                    14741.40
6/30/97                                                 13788.00                    15082.10                    14883.90
                                                        14045.00                    15361.20                    15208.40
                                                        13956.60                    15282.90                    15083.60
                                                        14082.20                    15423.40                    15239.00
                                                        14139.90                    15503.70                    15309.10
                                                        14171.00                    15554.80                    15365.80
                                                        14302.80                    15707.30                    15557.80
                                                        14430.10                    15843.90                    15688.50
                                                        14434.40                    15867.70                    15694.70
                                                        14424.40                    15878.80                    15696.40
                                                        14342.10                    15820.00                    15613.10
                                                        14509.90                    16011.50                    15833.30
6/30/98                                                 14588.00                    16117.30                    15877.60
                                                        14627.50                    16168.90                    15930.00
                                                        14798.60                    16372.60                    16076.60
                                                        14943.60                    16536.30                    16364.40
                                                        14967.50                    16586.00                    16341.40
                                                        14999.00                    16625.70                    16369.20
                                                        15026.00                    16670.60                    16433.00
                                                        15191.20                    16859.00                    16515.20
                                                        15147.20                    16821.90                    16348.40
                                                        15145.70                    16828.70                    16474.30
                                                        15180.50                    16875.80                    16523.70
                                                        15109.10                    16821.80                    16422.90
6/30/99                                                 14858.10                    16645.20                    16320.80
                                                        14935.40                    16741.70                    16392.70
                                                        14921.90                    16735.00                    16371.30
                                                        14957.80                    16795.30                    16410.70
                                                        14918.90                    16760.00                    16376.20
                                                        14991.90                    16858.90                    16454.80
                                                        14948.50                    16818.40                    16421.90
                                                        14924.60                    16810.00                    16395.60
                                                        14969.40                    16875.50                    16454.60
                                                        15084.60                    17039.20                    16584.60
                                                        15051.40                    17012.00                    16559.70
                                                        15027.40                    16998.40                    16534.90
6/30/00                                                 15257.20                    17292.40                    16764.70
                                                        15396.10                    17468.80                    16907.20
                                                        15536.00                    17648.70                    17045.80
                                                        15509.10                    17624.00                    17033.90
                                                        15603.70                    17749.20                    17129.30
                                                        15651.30                    17827.20                    17185.80
                                                        15899.50                    18101.80                    17426.40
                                                        16155.20                    18378.80                    17637.30
                                                        16183.80                    18421.00                    17684.90
                                                        16288.70                    18557.30                    17798.10
                                                        16210.00                    18459.00                    17723.30
                                                        16335.50                    18641.70                    17868.70
6/30/01                                                 16403.30                    18731.20                    17950.90

                                   GROWTH OF A $10,000 INVESTMENT
                     --------------------------------------------------------------------
                                                      LEHMAN       LIPPER SHORT
                                TAXFREE          MUTUAL FUND       INTERMEDIATE
                     SHORT-INTERMEDIATE    INT. SHORT/5-YEAR          MUNI DEBT
    INCEPTION                 BOND FUND          G.O. INDEX#    FUNDS AVERAGE**
-----------------------------------------------------------------------------------------
CLASS K -- 6/30/91    $           16,403    $          18,731    $        17,950

                               AVERAGE ANNUAL TOTAL RETURNS
                    ---------------------------------------------------

                               ONE          FIVE           TEN
    INCEPTION                 YEAR         YEARS         YEARS
-------------  --------------------------------------------------------
CLASS K -- 6/30/91           7.51%         4.57%         5.07%

           ---------------------------------------------------------------------

# The Lehman Brothers Mutual Fund Intermediate Short Municipal Index is an unmanaged index that covers multiple sectors of the municipal bond universe with maturities between one and 10 years. Prior to July 31, 1993 the Tax-Free Short-Intermediate Fund is compared to the Lehman Brothers 5-year General Obligation Index, a performance benchmark for the short-term investment grade tax-exempt bond market.

** The Lipper Short Intermediate Municipal Debt Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence for ten years.

                      [This Page Intentionally Left Blank]

 xxxvi

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 60.5%
    AEROSPACE & DEFENSE -- 0.3%
     9,100    Aeroflex, Inc.+         $     95,550
     7,900    Precision Castparts
                Corporation                295,618
                                      ------------
                                           391,168
                                      ------------
    AIR FREIGHT & COURIERS -- 0.1%
     2,450    Forward Air
                Corporation+                73,378
                                      ------------
    BANKS -- 3.0%
     1,400    Commerce Bancorp, Inc.        98,140
    24,900    FleetBoston Financial
                Corporation                982,305
     3,625    Greater Bay Bancorp           90,553
     7,400    Mellon Financial
                Corporation                340,400
     8,550    PNC Financial Services
                Group                      562,504
     4,100    Southwest
                Bancorporation of
                Texas, Inc.+               123,861
     4,700    U.S. Bancorp                 107,113
    13,000    Wells Fargo & Company        603,590
    12,000    Zions Bancorporation         708,000
                                      ------------
                                         3,616,466
                                      ------------
    BEVERAGES -- 1.3%
    16,545    Anheuser-Busch
                Companies, Inc.            681,654
    21,400    Constellation Brands,
                Inc., Class A+             877,400
                                      ------------
                                         1,559,054
                                      ------------
    BIOTECHNOLOGY -- 1.1%
     9,350    Amgen, Inc.+                 567,358
     2,050    Aviron+                      116,850
     7,025    Genencor
                International, Inc.+       111,627
     3,750    MedImmune, Inc.+             177,000
    13,600    Organogenesis, Inc.+         100,640
     4,050    Serologicals
                Corporation+                86,427

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
    10,000    Texas Biotechnology
                Corporation+          $     83,800
     2,300    ViroPharma, Inc.+             78,200
                                      ------------
                                         1,321,902
                                      ------------
    BUILDING PRODUCTS -- 0.1%
     3,650    Trex Company, Inc.+           70,263
                                      ------------
    CHEMICALS -- 1.1%
     6,400    Air Products &
                Chemicals, Inc.            292,800
    11,400    Minerals Technologies,
                Inc.                       489,288
    10,700    OM Group, Inc.               601,875
                                      ------------
                                         1,383,963
                                      ------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.8%
    13,590    Automatic Data
                Processing, Inc.           675,423
     4,600    Concord EFS, Inc.+           239,246
     1,525    Corinthian Colleges,
                Inc.+                       71,782
     2,150    Education Management
                Corporation+                86,107
     3,625    eFunds Corporation+           67,425
     2,225    FactSet Research
                Systems, Inc.               79,432
     1,450    Fair, Isaac & Company,
                Inc.                        89,639
     3,200    Getty Images, Inc.+           84,032
     6,675    Headwaters, Inc.+            106,800
     5,500    Mobile Mini, Inc.+           181,390
    20,500    Republic Services,
                Inc.+                      406,925
     2,250    Tetra Tech, Inc.+             61,200
                                      ------------
                                         2,149,401
                                      ------------
    COMMUNICATION EQUIPMENT -- 1.8%
     5,200    Anaren Microwave,
                Inc.+                      104,000
     2,950    CIENA Corporation+           112,100
    30,850    Cisco Systems, Inc.+         561,470
     5,635    Comverse Technology,
                Inc.+                      321,758
     7,250    Ditech Communications
                Corporation+                53,795
    10,550    DMC Stratex Networks,
                Inc.+                      105,500

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMMUNICATION EQUIPMENT (CONTINUED)
    13,950    LCC International,
                Inc.+                 $     92,349
     4,650    QUALCOMM, Inc.+              271,932
    11,850    Sonus Networks, Inc.+        276,816
    11,700    SpectraLink
                Corporation+               152,217
     8,150    Stratos Lightwave,
                Inc.+                      105,950
     1,800    Tellabs, Inc.+                34,884
                                      ------------
                                         2,192,771
                                      ------------
    COMPUTERS & PERIPHERALS -- 2.0%
    16,225    EMC Corporation              471,336
    15,350    International Business
                Machines Corporation     1,734,550
    18,900    Read-Rite Corporation+       100,737
     1,325    ScanSource, Inc.+             62,832
                                      ------------
                                         2,369,455
                                      ------------
    CONSTRUCTION & ENGINEERING -- 0.1%
     4,250    Quanta Services, Inc.+        93,670
                                      ------------
    DIVERSIFIED FINANCIALS -- 5.1%
     3,000    Capital One Financial
                Corporation                180,000
    30,993    Citigroup, Inc.            1,637,670
    23,575    Financial Federal
                Corporation+               682,496
    23,560    Freddie Mac                1,649,200
     5,650    J. P. Morgan Chase &
                Company                    251,990
     8,180    Lehman Brothers
                Holdings, Inc.             635,995
    13,300    Metris Companies, Inc.       448,343
     4,600    USA Education, Inc.          335,800
    10,400    Washington Mutual,
                Inc.                       390,520
                                      ------------
                                         6,212,014
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
    10,900    BellSouth Corporation        438,943
     8,948    Deutsche Telekom AG          200,883
    15,375    Lexent, Inc.+                132,840
     8,300    Qwest Communications
                International, Inc.        264,521
    18,300    SBC Communications           733,098

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
     3,000    Verizon
                Communications, Inc.  $    160,500
    27,300    WorldCom, Inc.               387,660
     1,092    WorldCom, Inc. -- MCI
                Group+                      17,581
                                      ------------
                                         2,336,026
                                      ------------
    ELECTRIC UTILITIES -- 0.8%
    13,000    Constellation Energy
                Group                      553,800
    10,500    Duke Energy
                Corporation                409,605
                                      ------------
                                           963,405
                                      ------------
    ELECTRICAL EQUIPMENT -- 0.6%
     2,675    C&D Technologies, Inc.        82,925
     8,700    Cooper Industries,
                Inc.                       344,433
     2,800    Emerson Electric
                Company                    169,400
     2,850    MKS Instruments, Inc.+        82,080
                                      ------------
                                           678,838
                                      ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     3,619    Avnet, Inc.                   81,138
     1,500    Celestica, Inc.               77,250
     3,750    DSP Group, Inc.+              80,438
     3,150    SBS Technologies,
                Inc.+                       59,598
     4,350    Therma-Wave, Inc.+            82,954
     1,900    Varian, Inc.+                 61,370
    19,325    White Electronic
                Designs Corporation+        83,677
                                      ------------
                                           526,425
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 1.0%
    10,000    Baker Hughes, Inc.           335,000
     4,300    BJ Services Company+         122,034
     3,250    Covanta Energy
                Corporation+                59,995
     8,600    Hanover Compressor
                Company+                   284,574
     8,425    Key Energy Group,
                Inc.+                       91,327
     8,000    Noble Drilling
                Corporation+               262,000
     5,550    Offshore Logistics,
                Inc.+                      105,450
                                      ------------
                                         1,260,380
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD & DRUG RETAILING -- 0.8%
     4,200    Performance Food Group
                Company               $    115,710
     6,500    Safeway, Inc.+               312,000
    20,945    SYSCO Corporation            568,657
                                      ------------
                                           996,367
                                      ------------
    FOOD PRODUCTS -- 0.8%
    14,400    McCormick & Company,
                Inc.                       605,088
     4,525    Quaker Oats Company          412,906
                                      ------------
                                         1,017,994
                                      ------------
    GAS UTILITIES -- 0.7%
    16,644    El Paso Corporation          874,476
                                      ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
    10,370    Baxter International,
                Inc.                       508,130
     6,000    Biomet, Inc.                 288,360
     3,075    Charles River
                Laboratories
                International, Inc.+       106,856
    11,850    Discovery Partners
                International+              62,805
     2,900    Noven Pharmaceuticals,
                Inc.+                      113,680
     5,600    Orthofix International
                N.V., ADR+                 150,248
    12,700    Polymedica
                Corporation+               514,350
                                      ------------
                                         1,744,429
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 2.3%
     2,550    Accredo Health, Inc.+         94,835
     3,750    Apria Healthcare
                Group, Inc.+               108,187
     7,935    Cardinal Health, Inc.        547,515
     1,585    CIGNA Corporation            151,875
     2,500    CryoLife, Inc.+              102,275
    17,945    Health Management
                Associates, Inc.+          377,563
     4,550    Mid Atlantic Medical
                Services, Inc.+             81,582
     3,350    Province Healthcare
                Company+                   118,221
     2,025    Specialty
                Laboratories, Inc.+         76,646

SHARES                                       VALUE
--------------------------------------------------
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     6,300    Tenet Healthcare
                Corporation           $    325,017
    12,500    Trigon Healthcare,
                Inc.+                      810,625
                                      ------------
                                         2,794,341
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.0%
     1,150    Anchor Gaming+                74,313
    13,640    Brinker International,
                Inc.+                      352,594
    11,400    Carnival Corporation,
                Class A                    349,980
     1,775    CEC Entertainment,
                Inc.+                       87,596
    30,500    Darden Restaurants,
                Inc.                       850,950
    14,100    Harrah's
                Entertainment, Inc.+       497,730
     5,500    RARE Hospitality
                International, Inc.+       124,300
     5,200    Wendy's International,
                Inc.                       132,808
                                      ------------
                                         2,470,271
                                      ------------
    HOUSEHOLD DURABLES -- 0.4%
    11,300    Centex Corporation           460,475
                                      ------------
    HOUSEHOLD PRODUCTS -- 0.4%
     1,700    Direct Focus, Inc.+           80,750
     8,000    Kimberly-Clark
                Corporation                447,200
                                      ------------
                                           527,950
                                      ------------
    INDUSTRIAL -- 0.1%
     1,600    Roper Industries, Inc.        66,800
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 3.2%
    44,785    General Electric
                Company                  2,183,269
    31,210    Tyco International
                Ltd.                     1,700,945
                                      ------------
                                         3,884,214
                                      ------------
    INSURANCE -- 2.8%
    16,600    ACE Ltd., ADR                648,894
     9,100    Ambac Financial Group,
                Inc.                       529,620
     4,200    American General
                Corporation                195,090

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
     8,862    American International
                Group, Inc.           $    762,132
     2,600    Marsh & McLennan
                Companies, Inc.            262,600
     2,900    MGIC Investment
                Corporation                210,656
    18,200    Radian Group, Inc.           736,190
                                      ------------
                                         3,345,182
                                      ------------
    INTERNET SOFTWARE & SERVICES -- 0.8%
     7,800    Check Point Software
                Technologies Ltd.+         394,446
     4,775    Multex.com, Inc.+             77,594
     2,050    Netegrity, Inc.+              61,500
     3,625    VeriSign, Inc.+              217,536
     3,525    Verity, Inc.+                 70,324
     4,550    Websense, Inc.+               91,000
                                      ------------
                                           912,400
                                      ------------
    IT CONSULTING & SERVICES -- 0.5%
     6,280    Affiliated Computer
                Services, Inc.,
                Class A+                   451,595
    10,125    Entegris, Inc.+              115,931
     2,150    IntraNet Solutions,
                Inc.+                       81,808
                                      ------------
                                           649,334
                                      ------------
    MACHINERY -- 1.3%
     7,200    Deere & Company              272,520
    13,000    ITT Industries, Inc.         575,250
    13,200    Oshkosh Truck
                Corporation                584,100
     2,550    Stewart & Stevenson
                Services, Inc.              84,150
    15,900    Valence Technology,
                Inc.+                      102,237
                                      ------------
                                         1,618,257
                                      ------------
    MEDIA -- 2.5%
    14,675    AOL Time Warner, Inc.+       777,775
    28,075    Comcast Corporation,
                Class A
                (non-voting)+            1,218,455
    13,165    Interpublic Group of
                Companies, Inc.            386,393
     3,300    Omnicom, Inc.                283,800

SHARES                                       VALUE
--------------------------------------------------
    MEDIA (CONTINUED)
    12,550    Spanish Broadcasting
                System, Inc.,
                Class A+              $    103,035
    10,100    TTM Technologies,
                Inc.+                       88,880
     9,600    World Wrestling
                Federation
                Entertainment, Inc.,
                Class A+                   132,480
                                      ------------
                                         2,990,818
                                      ------------
    METALS & MINING -- 0.1%
     2,650    Shaw Group, Inc.+            106,265
                                      ------------
    MULTILINE RETAIL -- 2.0%
    11,600    BJs Wholesale Club,
                Inc.+                      617,816
    37,480    Family Dollar Stores,
                Inc.                       960,612
     1,200    Kohl's Corporation+           75,276
    15,685    Wal-Mart Stores, Inc.        765,428
                                      ------------
                                         2,419,132
                                      ------------
    MULTI-UTILITIES -- 0.4%
     5,650    Dynegy, Inc., Class A        262,725
     3,525    Enron Corporation            172,725
                                      ------------
                                           435,450
                                      ------------
    OIL & GAS -- 2.3%
     6,000    Apache Corporation           304,500
     4,500    ATP Oil & Gas
                Corporation+                50,580
     6,100    Chevron Corporation          552,050
     2,300    Devon Energy
                Corporation                120,750
    13,225    Exxon Mobil
                Corporation              1,155,204
    14,600    Mission Resources
                Corporation+                98,696
     3,750    Remington Oil & Gas
                Corporation+                71,250
     3,900    Royal Dutch Petroleum
                Company, GDR               227,253
     1,575    Stone Energy
                Corporation+                69,772
     2,300    Tosco Corporation            101,315
                                      ------------
                                         2,751,370
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERSONAL PRODUCTS -- 0.0%#
     2,150    Elizabeth Arden, Inc.+  $     52,482
                                      ------------
    PHARMACEUTICALS -- 4.5%
    19,525    American Home Products
                Corporation              1,141,041
     4,600    Dendreon Corporation+         76,958
     4,600    Diversa Corporation+          93,564
     2,050    First Horizon
                Pharmaceutical
                Corporation+                65,805
    15,400    Johnson & Johnson            770,000
     2,800    King Pharmaceuticals,
                Inc.+                      150,500
    20,140    Merck & Company, Inc.      1,287,147
    26,400    Pfizer, Inc.               1,057,320
    15,805    Schering-Plough
                Corporation                572,773
     3,200    SICOR, Inc.+                  73,920
     2,850    Titan Pharmaceuticals,
                Inc.+                       85,529
                                      ------------
                                         5,374,557
                                      ------------
    REAL ESTATE -- 0.9%
     9,650    Annaly Mortgage
                Management, Inc.           132,301
     6,400    Apartment Investment &
                Management Company,
                Class A                    308,480
     4,400    Cousins Properties,
                Inc.                       118,140
    19,100    Duke-Weeks Realty
                Corporation                474,635
                                      ------------
                                         1,033,556
                                      ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.7%
     2,900    Analog Devices, Inc.+        125,425
     2,500    EMCORE Corporation+           76,875
    18,310    Intel Corporation            535,567
     4,600    Maxim Integrated
                Products, Inc.+            203,366
    10,700    Microchip Technology,
                Inc.+                      357,701
     7,125    Micron Technology,
                Inc.+                      292,838
     4,325    Pericom Semiconductor
                Corporation+                67,989

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS (CONTINUED)
     2,650    Pixelworks, Inc.+       $     94,711
     8,000    Texas Instruments,
                Inc.                       252,000
                                      ------------
                                         2,006,472
                                      ------------
    SOFTWARE -- 4.4%
     1,750    Activision, Inc.+             68,688
     9,360    Amdocs Ltd.+                 504,036
     5,500    AremisSoft
                Corporation+                89,100
     2,700    Black Box Corporation+       181,872
     7,000    Borland Software
                Corporation+               109,200
    18,800    Cadence Design
                Systems, Inc.+             350,244
     5,400    Carreker Corporation+        116,100
     7,450    FileNET Corporation+         110,260
     3,240    Internet Security
                Systems, Inc.+             157,334
     4,050    Jack Henry &
                Associates, Inc.           125,550
     3,700    MapInfo Corporation+          81,400
     9,600    Micromuse, Inc.+             268,704
    27,145    Microsoft Corporation+     1,981,585
    34,880    Oracle Systems
                Corporation+               662,720
     8,445    VERITAS Software
                Corporation+               561,846
                                      ------------
                                         5,368,639
                                      ------------
    SPECIALTY RETAIL -- 1.0%
     1,200    Bed Bath & Beyond,
                Inc.+                       37,440
     3,000    Cost Plus, Inc.+              90,000
     6,050    Gildan Activewear,
                Inc.+                       84,700
     6,550    Home Depot, Inc.             304,902
     3,100    Lowes Companies, Inc.        224,905
     3,800    School Specialty,
                Inc.+                       98,230
     4,350    The Men's Wearhouse,
                Inc.+                      120,060
     3,000    Too, Inc.+                    82,200
     4,150    Ultimate Electronics,
                Inc.+                      134,543
     4,350    Wilsons The Leather
                Experts, Inc.+              80,693
                                      ------------
                                         1,257,673
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TEXTILES & APPAREL -- 0.4%
    11,000    Jones Apparel Group,
                Inc.+                 $    475,200
                                      ------------
    TOBACCO -- 0.1%
     2,100    Philip Morris
                Companies, Inc.            106,575
                                      ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
     9,225    Crown Castle
                International
                Corporation+               151,290
     3,800    Price Communications
                Corporation+                76,722
                                      ------------
                                           228,012
                                      ------------
TOTAL COMMON STOCKS
  (Cost $71,787,850)                    73,167,270
                                      ------------
PREFERRED STOCKS -- 0.3%
  (Cost $311,364)
    INDUSTRIAL -- 0.3%
    12,000    AT&T Corporation             304,800
                                      ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 1.9%
$  249,000    Chevron Corporation,
                8.110% due
                12/01/2004                 264,132
   576,483    Northwest Airlines
                Corporation, 7.575%
                due 09/01/2020             592,239
   600,000    Public Service New
                Hampshire Funding
                LLC, Series 2001-1,
                Class A2, 5.730% due
                11/01/2010                 595,034
   778,761    United Air Lines,
                Inc., 8.030% due
                07/01/2011                 800,589
                                      ------------
TOTAL ASSET-BACKED SECURITIES
                   (Cost $2,281,253)     2,251,994
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 5.5%
$  575,000    Discover Card Master
                Trust I, Series
                1999-6, Class A,
                6.850% due
                07/17/2007            $    598,266
              FHLMC:
 1,000,000      Series 2091, Class
                PP, 6.000% due
                02/15/2027                 982,831
   550,000      Series 1702A, Class
                PD, 6.500% due
                04/15/2022                 561,517
 1,000,000    First Union National
                Bank, Series
                2001-C1, Class A2,
                6.136% due
                12/15/2010                 972,560
 1,000,000    First Union National
                Bank, Series
                2001-C2, Class A2,
                6.663% due
                01/12/2043                 998,323
 1,000,000    FNMA, Series 1994-23,
                Class PE, 6.000% due
                08/25/2022               1,006,610
   750,000    GMAC Commercial
                Mortgage Securities,
                Inc., Series 1999-C1
                Class A2, 6.175% due
                05/15/2033                 736,851
   750,000    Mortgage Capital
                Funding, Inc.,
                Series 1998, Class
                A2, 6.337% due
                11/18/2031                 743,904
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
                   (Cost $6,602,984)    $6,600,862
                                      ------------
CORPORATE BONDS AND NOTES -- 18.0%
    CORPORATE -- 0.4%
   470,000    Convergys Corporation,
                4.793% due
                09/09/2002                 470,409
                                      ------------
    ELECTRIC/GAS -- 0.9%
   400,000    El Paso Energy
                Corporation, 7.375%
                due 12/15/2012             392,814
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                 269,084
   450,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015                 459,374
                                      ------------
                                         1,121,272
                                      ------------
    FINANCE -- 8.7%
   600,000    Axa, 8.600% due
                12/15/2030                 659,119
   800,000    Bank One Texas N.A.,
                6.250% due
                02/15/2008                 787,436
   500,000    Block Financial
                Corporation, 8.500%
                due 04/15/2007             534,938
   650,000    Boeing Capital
                Corporation, 6.350%
                due 11/15/2007             656,421
   250,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B, 8.050% due
                06/15/2027                 248,232

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$  484,745    DLJ Commercial
                Mortgage
                Corporation, Series
                2000, Class A1A,
                6.930% due
                08/10/2009            $    497,813
   600,000    First Union
                Corporation, 7.500%
                due 07/15/2006             631,006
   150,000    First Union National
                Bank, 7.800% due
                08/18/2010                 160,641
   755,000    Ford Motor Credit
                Company, 6.875% due
                02/01/2006                 765,902
   800,000    General Electric
                Capital Corporation,
                MTN, 7.375% due
                01/19/2010                 852,899
              General Motors
                Acceptance
                Corporation:
   760,000    6.750% due 01/15/2006        771,745
   500,000    7.250% due 03/02/2011        505,806
   750,000    Heller Financial,
                Inc., 6.375% due
                03/15/2006                 755,668
   775,000    Morgan Stanley Dean
                Witter & Company,
                6.750% due
                04/15/2011                 769,626
   250,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005                 252,289
   500,000    The CIT Group, Inc.,
                7.125% due
                10/15/2004                 518,170

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    FINANCE (CONTINUED)
$  400,000    Union Planters
                Corporation, 7.750%
                due 03/01/2011        $    412,706
   800,000    Washington Mutual Bank
                FA, 6.875% due
                06/15/2011                 796,234
                                      ------------
                                        10,576,651
                                      ------------
    INDUSTRIAL -- 8.0%
 1,000,000    AT&T Canada, Inc.,
                144A, 7.625% due
                03/15/2005                 994,035
   360,000    AT&T Corporation,
                6.000% due
                03/15/2009                 336,528
   380,000    British
                Telecommunications
                Plc, 1.000% due
                12/15/2010                 403,533
   750,000    Clorox Company, 6.125%
                due 02/01/2011             731,299
   500,000    Kohl's Corporation,
                6.300% due
                03/01/2011                 483,046
   930,000    Lowes Companies, Inc.,
                8.250% due
                06/01/2010               1,020,527
   550,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030                 460,640
   750,000    Motorola, Inc., 6.450%
                due 02/01/2003             733,499
   750,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006                 647,206
   500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003                 507,050

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL (CONTINUED)
$  495,000    The Times Mirror
                Company, 7.450% due
                10/15/2009            $    514,026
   900,000    The Walt Disney
                Company, MTN, 4.875%
                due 07/02/2004             884,246
   550,000    Unilever Capital
                Corporation, 6.750%
                due 11/01/2003             570,427
   500,000    Viacom, Inc., 7.875%
                due 07/30/2030             526,704
   900,000    WorldCom, Inc., 7.500%
                due 05/15/2011             876,285
                                      ------------
                                         9,689,051
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $21,950,103)                    21,857,383
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.7%
    FEDERAL HOME LOAN BANK (FHLB) -- 0.4%
   500,000    6.500% due 11/15/2005        519,649
                                      ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 4.1%
 1,350,000    5.125% due 10/15/2008      1,286,145
 1,300,000    5.250% due 01/15/2006      1,286,340
 1,700,000    6.875% due 09/15/2010      1,785,748
   225,000    7.000% due 07/15/2005        237,771
    65,568    Pool #E62394, Gold,
                7.500% due
                09/01/2010                  67,787
   316,709    Series 1541, Class F,
                6.250% due
                05/15/2019                 318,501
                                      ------------
                                         4,982,292
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 2.5%
$1,900,000    7.000% due 07/15/2005   $  2,014,127
   128,818    Pool #303105, 11.000%
                due 11/01/2020             144,554
   227,918    Pool #100081, 11.500%
                due 08/01/2016             254,770
   610,000    Series 1998-61, Class
                PK, 6.000% due
                12/25/2026                 591,700
                                      ------------
                                         3,005,151
                                      ------------
    GOVERNMENT AGENCY -- 0.6%
 1,775,000    Resolution Funding
                Corporation, 0.010%
                due 04/15/2030             306,079
   400,000    Tennessee Valley
                Authority, 6.375%
                due 06/15/2005             411,602
                                      ------------
                                           717,681
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.1%
$  125,628    GNMA, Pool #780584,
                7.000% due
                06/15/2027            $    127,020
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $9,292,699)                      9,351,793
                                      ------------
U.S. TREASURY OBLIGATIONS -- 2.3%
    TREASURY BOND -- 3.0%
   428,900    3.875% due 04/15/2029        459,191
   500,000    6.250% due 05/15/2030        530,235
   525,000    7.500% due 11/15/2016        611,264
   665,000    8.000% due 11/15/2021        828,185
                                      ------------
                                         2,428,875
                                      ------------
    TREASURY NOTE -- 0.3%
   300,000    U.S. Treasury Notes,
                5.500% due
                05/15/2009                 302,637
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,727,124)                      2,731,512
                                      ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT 2.7%
  (Cost $3,291,000)
$3,291,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,360,360 on
                07/02/2001,
                collateralized by
                $3,415,000 U.S.
                Treasury Bond,
                3.500% maturing
                12/31/2001 (value
                $3,360,360)           $  3,291,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $10,336,715)        8.6%     $ 10,336,715
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $128,581,092*)    107.5%      129,893,329
OTHER ASSETS AND
  LIABILITIES (NET)        (7.5)       (9,044,547)
                          -----      ------------
NET ASSETS                100.0%     $120,848,782
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $130,345,373.
** As of June 30, 2001 the market value of the securities on loan is $10,113,057
   Collateral received for securities loaned of $10,336,715 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Bio(Tech)2 Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 85.1%
    BIOTECHNOLOGY -- 71.3%
    10,000    3 Dimensional
                Pharmaceuticals,
                Inc.+                  $    96,100
     7,000    Abegenix, Inc.+              315,000
     7,000    Alexion
                Pharmaceuticals,
                Inc.+                      168,000
     4,000    Amgen, Inc.+                 242,720
    14,500    Amylin Pharmaceuticals,
                Inc.+                      163,125
    10,000    Amylin Pharmaceuticals,
                Inc.+, ++                  112,500
    10,000    Aurora Biosciences
                Corporation+               310,000
     5,000    Celgene Corporation+         144,250
    10,000    Cell Therapeutics,
                Inc.+                      276,400
     3,000    Cephalon, Inc.+              211,500
     8,000    COR Therapeutics, Inc.+      244,000
    15,000    Corixa Corporation+          256,050
    30,000    Corvas International,
                Inc.+                      353,400
     8,000    Cubist Pharmaceuticals,
                Inc.+                      304,000
     5,500    CV Therapeutics, Inc.+       313,500
    15,000    Dyax Corporation+            285,000
     4,750    Genetech, Inc.+              261,725
    50,000    Genomic Solutions,
                Inc.+                      242,500
     5,000    Gilead Sciences, Inc.+       290,950
    10,000    Guilford
                Pharmaceuticals,
                Inc.+                      340,000
     3,000    Human Genome Sciences,
                Inc.+                      180,750
     4,000    ICOS Corporation+            256,000
     5,500    IDEC Pharmaceuticals
                Corporation+               372,295
    13,000    ILEX Oncology, Inc.+         388,700
    15,000    Immunex Corporation+         266,250
    15,000    ImmunoGen, Inc.+             300,000
     8,000    Inhale Therapeutic
                Systems, Inc.+             184,000
    23,000    Inspire
                Pharmaceuticals,
                Inc.+                      322,000
     9,500    InterMune, Inc.+             338,390
    30,000    Introgen Therapeutics,
                Inc.+                      143,400

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     8,000    La Jolla Pharmaceutical
                Company+, ++           $    82,000
    12,500    La Jolla Pharmaceutical
                Company+                   117,685
    10,000    Medarex, Inc.+               235,000
     7,000    MedImmune, Inc.+             330,400
     7,500    Millennium
                Pharmaceuticals,
                Inc.+                      266,850
     3,000    Myriad Genetics, Inc.+       189,960
    10,000    NeoPharm, Inc.+              255,000
    10,000    Neurocrine Biosciences,
                Inc.+                      399,900
     7,000    NPS Pharmaceuticals,
                Inc.+                      281,400
    15,000    Onyx Pharmaceuticals,
                Inc.+                      178,050
     6,000    OSI Pharmaceuticals,
                Inc.+                      315,540
     5,000    Pharmacopeia, Inc.+          120,000
    10,000    Pharmacyclics, Inc.+         339,000
    23,350    POZEN, Inc.+                 350,250
     4,500    Protein Design Labs,
                Inc.+                      390,420
    12,500    Scios, Inc.+                 312,625
    30,000    Telik, Inc.+                 295,500
     7,000    Titan Pharmaceuticals,
                Inc.+                      210,070
     6,000    Trimeris, Inc.+              300,420
    10,000    Tularik, Inc.+               258,300
    24,000    Versicor, Inc.+              300,960
    12,500    XOMA Ltd.+                   213,250
                                       -----------
                                        13,425,085
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 12.4%
    30,000    Aclara Biosciences,
                Inc.+                      297,000
     6,000    Biosite Diagnostics,
                Inc.+                      268,800
    10,000    Bruker Daltonics, Inc.+      150,700
    25,000    Discovery Partners
                International+             132,500
     3,500    Invitrogen Corporation+      251,300
    15,000    Luminex Corporation+         299,850
    45,000    Orchid Biosciences,
                Inc.+                      344,250
    20,000    Transgenomic, Inc.+          242,200
    12,000    Tripos, Inc.+                176,400
     6,000    Waters Corporation+          165,660
                                       -----------
                                         2,328,660
                                       -----------

                       See Notes to Financial Statements.

           Munder Bio(Tech)2 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    MEDICAL SERVICES -- 1.4%
     7,000    Albany Molecular
                Research, Inc.+        $   266,070
                                       -----------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $15,100,122)                    16,019,815
                                       -----------
COMMON STOCKS - FOREIGN -- 12.4%
    BIOTECHNOLOGY -- 8.8%
   120,000    Acambis Plc+                 233,214
     9,000    Cambridge Antibody
                Technology Group Plc+      262,620
    12,000    Celltech Group Plc+          202,457
    34,000    ConjuChem, Inc.+, ++         140,696
    11,000    Genmab A/S+                  237,878
     3,100    Karo Bio AB+                 102,640
    40,000    Neurochem, Inc.+             187,138
     5,000    Nicox SA+                    288,133
                                       -----------
                                         1,654,776
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 3.6%
     2,750    Biacore International
                AB+                        102,433
    26,500    Crucell NV+                  188,642
    10,000    Evotec Biosystems AG         130,084
    12,000    PyroSequencing AB+            61,804
    60,000    Vitrolife AB+, ++            201,416
                                       -----------
                                           684,379
                                       -----------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $2,609,060)                      2,339,155
                                       -----------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $270,000)
$  270,000    Agreement with State
                Street Bank and Trust
                Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $270,087 on
                07/02/2001,
                collateralized by
                $220,000 U.S.
                Treasury Bond, 8.125%
                maturing 05/15/2021
                (value $278,850)       $   270,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $17,979,182*)       98.9%      18,628,970
OTHER ASSETS AND
  LIABILITIES (NET)          1.1          205,382
                           -----      -----------
NET ASSETS                 100.0%     $18,834,352
                           =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $17,979,182.
 + Non-income producing security.
++ Restricted security that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represent 1.97% of net assets.

   SECURITY                ACQUISITION DATE  ACQUISITION COST
   ----------------------------------------------------------
   Amylin Pharmaceuticals,
     Inc.                      05/16/01          $100,000
   ConjuChem, Inc.             06/22/01           138,866
   La Jolla Pharmaceutical
     Company                   02/05/01            77,500
   Vitrolife AB                06/19/01           225,904

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS -- 98.6%
    BANKS -- 2.7%
  4,300      Bank of New York
               Company, Inc.              $   206,400
  5,985      FleetBoston Financial
               Corporation                    236,108
                                          -----------
                                              442,508
                                          -----------
    BEVERAGES -- 2.0%
  8,200      Anheuser-Busch
               Companies, Inc.                337,840
                                          -----------
    BIOTECHNOLOGY -- 3.8%
  5,865      Amgen, Inc.+                     355,888
  2,535      Genetech, Inc.+                  139,679
  2,795      MedImmune, Inc.+                 131,924
                                          -----------
                                              627,491
                                          -----------
    CHEMICALS -- 1.1%
  4,150      Minerals Technologies,
               Inc.                           178,118
                                          -----------
    COMMERCIAL SERVICES & SUPPLIES -- 3.3%
  4,250      DeVry, Inc.+                     153,510
  3,375      Fiserv, Inc.+                    215,932
  4,400      The Shaw Group, Inc.+            176,440
                                          -----------
                                              545,882
                                          -----------
    COMMUNICATION EQUIPMENT -- 2.4%
  7,655      Cisco Systems, Inc.+             139,321
  2,590      Comverse Technology,
               Inc.+                          147,889
  5,050      Nokia Oyj                        111,302
                                          -----------
                                              398,512
                                          -----------
    COMPUTERS & PERIPHERALS -- 4.4%
  5,985      EMC Corporation                  173,864
  3,600      International Business
               Machines Corporation           406,800
  4,950      NYFIX, Inc.+                     158,153
                                          -----------
                                              738,817
                                          -----------
    DIVERSIFIED FINANCIALS -- 11.2%
 13,830      Citigroup, Inc.                  730,777
  6,555      Freddie Mac                      458,850
  9,100      Instinet Group, Inc.+            169,624
  3,245      Lehman Brothers
               Holdings, Inc.                 252,299

SHARES                                          VALUE
-----------------------------------------------------
    DIVERSIFIED FINANCIALS (CONTINUED)
  4,180      Providian, LLC               $   247,456
                                          -----------
                                            1,859,006
                                          -----------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
  9,375      Qwest Communications
               International, Inc.            298,781
  4,400      Time Warner Telecom,
               Inc.+                          147,488
                                          -----------
                                              446,269
                                          -----------
    ELECTRIC UTILITIES -- 1.0%
  7,075      Reliant Resources,
               Inc.+                          174,752
                                          -----------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.3%
 13,275      Active Power, Inc.+              221,427
  7,025      Symyx Technologies,
               Inc.+                          169,935
                                          -----------
                                              391,362
                                          -----------
    ENERGY EQUIPMENT & SERVICES -- 2.6%
  5,775      Hanover Compressor
               Company+                       191,095
  4,170      Smith International,
               Inc.+                          249,783
                                          -----------
                                              440,878
                                          -----------
    FOOD & DRUG RETAILING -- 4.0%
  7,040      Safeway, Inc.+                   337,920
 12,070      SYSCO Corporation                327,700
                                          -----------
                                              665,620
                                          -----------
    GAS UTILITIES -- 1.5%
  4,850      El Paso Corporation              254,819
                                          -----------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.4%
  4,650      Baxter International,
               Inc.                           227,850
                                          -----------
    HEALTH CARE PROVIDERS & SERVICES -- 2.9%
  3,220      Cardinal Health, Inc.            222,180
  2,640      CIGNA Corporation                252,965
                                          -----------
                                              475,145
                                          -----------
    INDUSTRIAL CONGLOMERATES -- 6.8%
 15,270      General Electric
               Company                        744,412
  7,245      Tyco International
               Ltd.                           394,853
                                          -----------
                                            1,139,265
                                          -----------

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                          VALUE
-----------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 4.1%
  5,350      ACE Ltd., ADR                $   209,131
  5,540      American International
               Group, Inc.                    476,440
                                          -----------
                                              685,571
                                          -----------
    INTERNET SOFTWARE & SERVICES -- 1.1%
  3,500      Check Point Software
               Technologies Ltd.+             176,995
                                          -----------
    MACHINERY -- 0.8%
  4,325      Global Power Equipment
               Group, Inc.+                   126,723
                                          -----------
    MEDIA -- 7.5%
  4,625      AOL Time Warner, Inc.+           245,125
  9,400      Comcast Corporation,
               Class A
               (non-voting)+                  407,960
  3,325      Gemstar-TV Guide
               International, Inc.+           141,645
  3,945      Omnicom, Inc.                    339,270
  1,905      TMP Worldwide, Inc.+             114,300
                                          -----------
                                            1,248,300
                                          -----------
    METALS & MINING -- 0.6%
  3,050      Peabody Energy
               Corporation+                    99,888
                                          -----------
    MULTILINE RETAIL -- 2.6%
  8,825      Wal-Mart Stores, Inc.            430,660
                                          -----------
    MULTI-UTILITIES -- 4.0%
  5,040      Aquila, Inc.+                    124,236
  6,780      Dynegy, Inc., Class A            315,270
  4,610      Enron Corporation                225,890
                                          -----------
                                              665,396
                                          -----------
    OIL & GAS -- 1.4%
  4,110      Royal Dutch Petroleum
               Company, GDR                   239,490
                                          -----------
    PHARMACEUTICALS -- 5.5%
  4,775      American Home Products
               Corporation                    279,051
  6,525      Merck & Company, Inc.            417,013

SHARES                                          VALUE
-----------------------------------------------------
    PHARMACEUTICALS (CONTINUED)
  5,975      Schering-Plough
               Corporation                $   216,534
                                          -----------
                                              912,598
                                          -----------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
  5,860      Intel Corporation                171,405
  7,300      Micron Technology,
               Inc.+                          300,030
                                          -----------
                                              471,435
                                          -----------
    SOFTWARE -- 8.4%
  2,525      Internet Security
               Systems, Inc.+                 122,614
  3,500      Micromuse, Inc.+                  97,965
 10,895      Microsoft Corporation+           795,335
  8,830      Oracle Systems
               Corporation+                   167,770
  3,325      VERITAS Software
               Corporation+                   221,212
                                          -----------
                                            1,404,896
                                          -----------
    SPECIALTY RETAIL -- 2.2%
  5,450      Bed Bath & Beyond,
               Inc.+                          170,040
  4,075      Home Depot, Inc.                 189,691
                                          -----------
                                              359,731
                                          -----------
    WIRELESS TELECOMMUNICATION SERVICES -- 1.5%
 15,090      Crown Castle
               International
               Corporation+                   247,476
                                          -----------
TOTAL COMMON STOCKS
  (Cost $17,310,324)                       16,413,293
                                          -----------

TOTAL INVESTMENTS
  (Cost $17,310,324*)           98.6%     $16,413,293
OTHER ASSETS AND
  LIABILITIES (NET)              1.4          239,051
                               -----      -----------
NET ASSETS                     100.0%     $16,652,344
                               =====      ===========

------------
* Aggregate cost for Federal tax purposes is $17,580,823.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.2%
    AEROSPACE & DEFENSE -- 2.9%
    26,000    The Boeing Company      $  1,445,600
    53,000    United Technologies
                Corporation              3,882,780
                                      ------------
                                         5,328,380
                                      ------------
    BANKS -- 7.7%
   112,200    FleetBoston Financial
                Corporation              4,426,290
    70,400    PNC Financial Services
                Group                    4,631,616
    78,000    U.S. Bancorp               1,777,620
    66,200    Wells Fargo & Company      3,073,666
                                      ------------
                                        13,909,192
                                      ------------
    BEVERAGES -- 2.3%
    50,600    Anheuser-Busch
                Companies, Inc.          2,084,720
    47,000    PepsiCo, Inc.              2,077,400
                                      ------------
                                         4,162,120
                                      ------------
    CHEMICALS -- 1.4%
    55,000    Air Products &
                Chemicals, Inc.          2,516,250
                                      ------------
    COMPUTERS & PERIPHERALS -- 1.4%
    23,237    International Business
                Machines Corporation     2,625,781
                                      ------------
    DIVERSIFIED FINANCIALS -- 14.4%
   155,254    Citigroup, Inc.            8,203,621
    24,000    Federal National
                Mortgage Association     2,043,600
    70,900    Freddie Mac                4,963,000
    29,000    J. P. Morgan Chase &
                Company                  1,293,400
    67,140    Lehman Brothers
                Holdings, Inc.           5,220,135
    33,000    USA Education, Inc.        2,409,000
    52,000    Washington Mutual,
                Inc.                     1,952,600
                                      ------------
                                        26,085,356
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.2%
    25,830    ALLTEL Corporation         1,582,346
    60,500    BellSouth Corporation      2,436,335
   134,000    SBC Communications         5,368,040

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    69,358    Verizon
                Communications, Inc.  $  3,710,653
   117,000    WorldCom, Inc.             1,661,400
     4,680    WorldCom, Inc. - MCI
                Group+                      75,348
                                      ------------
                                        14,834,122
                                      ------------
    ELECTRIC UTILITIES -- 2.3%
   108,800    Duke Energy
                Corporation              4,244,288
                                      ------------
    ELECTRICAL EQUIPMENT -- 1.1%
    52,000    Cooper Industries,
                Inc.                     2,058,680
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 1.8%
    56,000    Baker Hughes, Inc.         1,876,000
    58,500    ENSCO International,
                Inc.                     1,368,900
                                      ------------
                                         3,244,900
                                      ------------
    FOOD & DRUG RETAILING -- 0.8%
    31,600    Safeway, Inc.+             1,516,800
                                      ------------
    FOOD PRODUCTS -- 2.2%
    93,700    McCormick & Company,
                Inc.                     3,937,274
                                      ------------
    GAS UTILITIES -- 2.1%
    71,362    El Paso Corporation        3,749,360
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 4.2%
    61,000    HCA - The Healthcare
                Company                  2,756,590
    49,800    Tenet Healthcare
                Corporation              2,569,182
    34,900    Trigon Healthcare,
                Inc.+                    2,263,265
                                      ------------
                                         7,589,037
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.8%
    65,000    Carnival Corporation,
                Class A                  1,995,500
   100,000    Darden Restaurants,
                Inc.                     2,790,000
    60,000    Harrah's
                Entertainment, Inc.+     2,118,000
                                      ------------
                                         6,903,500
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOUSEHOLD DURABLES -- 1.1%
    49,100    Centex Corporation      $  2,000,825
                                      ------------
    HOUSEHOLD PRODUCTS -- 1.9%
    62,600    Kimberly-Clark
                Corporation              3,499,340
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 2.3%
    78,000    Tyco International
                Ltd.                     4,251,000
                                      ------------
    INSURANCE -- 8.1%
   103,100    ACE Ltd., ADR              4,030,179
    44,000    Ambac Financial Group,
                Inc.                     2,560,800
    42,000    American International
                Group, Inc.              3,612,000
    63,000    MGIC Investment
                Corporation              4,576,320
                                      ------------
                                        14,779,299
                                      ------------
    IT CONSULTING & SERVICES -- 1.7%
    42,600    Affiliated Computer
                Services, Inc.,
                Class A+                 3,063,366
                                      ------------
    MACHINERY -- 3.5%
    67,400    Deere & Company            2,551,090
    85,000    ITT Industries, Inc.       3,761,250
                                      ------------
                                         6,312,340
                                      ------------
    MEDIA -- 2.4%
   101,000    Comcast Corporation,
                Class A
                (non-voting)+            4,383,400
                                      ------------
    METALS & MINING -- 1.7%
    77,000    Alcoa, Inc.                3,033,800
                                      ------------
    MULTILINE RETAIL -- 5.0%
    39,000    BJs Wholesale Club,
                Inc.+                    2,077,140
   134,100    Family Dollar Stores,
                Inc.                     3,436,983
    82,000    Federated Department
                Stores+                  3,485,000
                                      ------------
                                         8,999,123
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    OIL & GAS -- 6.6%
    40,000    Chevron Corporation     $  3,620,000
    50,000    Devon Energy
                Corporation              2,625,000
    65,726    Exxon Mobil
                Corporation              5,741,166
                                      ------------
                                        11,986,166
                                      ------------
    PHARMACEUTICALS -- 3.0%
    35,000    American Home Products
                Corporation              2,045,400
    20,000    Johnson & Johnson          1,000,000
    38,400    Merck & Company, Inc.      2,454,144
                                      ------------
                                         5,499,544
                                      ------------
    REAL ESTATE -- 1.7%
    43,100    Apartment Investment &
                Management Company,
                Class A                  2,077,420
    41,140    Duke-Weeks Realty
                Corporation              1,022,328
                                      ------------
                                         3,099,748
                                      ------------
    SOFTWARE -- 2.0%
    96,000    Cadence Design
                Systems, Inc.+           1,788,480
    25,000    Microsoft Corporation+     1,825,000
                                      ------------
                                         3,613,480
                                      ------------
    TEXTILES & APPAREL -- 1.6%
    65,000    Jones Apparel Group,
                Inc.+                    2,808,000
                                      ------------
TOTAL COMMON STOCKS
  (Cost $154,856,031)                  180,034,471
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
  (Cost $2,643,000)
$2,643,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $2,643,855 on
                07/02/2001,
                collateralized by
                $2,745,000 U.S.
                Treasury Bill,
                3.530% maturing
                12/27/2001
                (value $2,696,963)    $  2,643,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $3,208,354)         1.8%     $  3,208,354
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $160,707,385*)    102.4%      185,885,825
OTHER ASSETS AND
  LIABILITIES (NET)        (2.4)       (4,367,869)
                          -----      ------------
NET ASSETS                100.0%     $181,517,956
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $160,696,489.
** As of June 30, 2001, the market value of the securities on loan is $3,063,366. Collateral received for securities loaned of $3,208,354 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Future Technology Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.8%
    COMMUNICATION EQUIPMENT -- 18.4%
    857,500    BreezeCom Ltd.+        $  3,781,575
    260,000    Brocade
                 Communications
                 Systems, Inc.+         11,437,400
    400,000    Cabletron Systems,
                 Inc.+                   9,140,000
     60,000    CIENA Corporation+        2,280,000
  1,592,000    Cisco Systems, Inc.+     28,974,400
     60,000    Comverse Technology,
                 Inc.+                   3,426,000
    140,000    Juniper Networks,
                 Inc.+                   4,354,000
    284,014    McDATA Corporation+       4,984,446
  1,300,000    MRV Communications,
                 Inc.+                  12,155,000
    325,000    Nokia Oyj                 7,163,000
    465,000    QUALCOMM, Inc.+          27,193,200
  1,025,000    REMEC, Inc.+, ++         12,710,000
    250,000    Tellabs, Inc.+            4,845,000
    631,900    UTStarcom, Inc.+         14,723,270
                                      ------------
                                       147,167,291
                                      ------------
    COMPUTERS & PERIPHERALS -- 13.0%
  1,100,000    Dell Computer
                 Corporation+           28,765,000
    710,000    EMC Corporation+         20,625,500
    345,000    International
                 Business Machines
                 Corporation            38,985,000
  1,000,000    Sun Microsystems,
                 Inc.+                  15,720,000
                                      ------------
                                       104,095,500
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
    700,000    XO Communications,
                 Inc.+                   1,344,000
                                      ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.1%
    500,000    Applied Micro
                 Circuits
                 Corporation+            8,884,100
    200,500    Rudolph Technologies,
                 Inc.+                   9,423,500
    743,050    Therma-Wave, Inc.+       14,169,964
                                      ------------
                                        32,477,564
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    INTERNET SOFTWARE & SERVICES -- 3.9%
    425,000    Check Point Software
                 Technologies Ltd.+   $ 21,492,250
    450,000    webMethods, Inc.+         9,531,000
                                      ------------
                                        31,023,250
                                      ------------
    INVESTMENT TRUSTS -- 2.9%
    499,950    Nasdaq-100 Shares+       22,847,715
                                      ------------
    IT CONSULTING & SERVICES -- 3.3%
    425,000    Electronic Data
                 Systems Corporation    26,562,500
                                      ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 14.0%
  3,140,000    Agere Systems, Inc.+     23,550,000
    235,000    Altera Corporation+       6,815,000
  1,027,000    Intel Corporation        30,039,750
    255,800    Micron Technology,
                 Inc.+                  10,513,380
  1,142,700    Texas Instruments,
                 Inc.                   35,995,050
    834,300    Transmeta
                 Corporation+            4,655,394
                                      ------------
                                       111,568,574
                                      ------------
    SOFTWARE -- 36.0%
     50,000    Bea Systems, Inc.+        1,535,500
    958,750    Citrix Systems, Inc.+    33,460,375
  1,190,000    Microsoft
                 Corporation+           86,870,000
    475,000    Openwave Systems,
                 Inc.+                  16,482,500
  1,502,625    Oracle Systems
                 Corporation+           28,549,875
    795,000    PeopleSoft, Inc.+        39,137,850
    897,000    Quest Software, Inc.+    33,861,750
    700,000    VERITAS Software
                 Corporation+           46,571,000
                                      ------------
                                       286,468,850
                                      ------------
    TELECOMMUNICATIONS EQUIPMENT -- 0.0%#
  2,999,991    Bandwidth9, Inc.+,
                 ***                       299,999
                                      ------------
TOTAL COMMON STOCKS
  (Cost $1,041,518,148)                763,855,243
                                      ------------
LIMITED PARTNERSHIP -- 1.0%
  8,000,000    Blue Stream Ventures
                 L.P.+, ++, ***          7,772,000
    450,000    Nea X Ltd.+, ***            425,115
                                      ------------
                                         8,197,115
                                      ------------
TOTAL LIMITED PARTNERSHIP
  (Cost $8,450,000)

                       See Notes to Financial Statements.

           Munder Future Technology Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 0.2%
  (Cost $5,000,000)
    NETWORKING PRODUCTS -- 0.1%
$ 5,000,000    Kestrel Solutions,
                 Inc., 144A 5.500%
                 due 7/15/2005+++     $    500,000
                                      ------------
REPURCHASE AGREEMENT -- 5.6%
  (Cost $44,299,000)
 44,299,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 3.880% dated
                 06/29/2001, to be
                 repurchased at
                 $44,313,323 on
                 07/02/2001,
                 collateralized by
                 $45,990,000 US
                 Treasury Bill,
                 3.530% maturing
                 12/27/2001 (value
                 $45,185,175)           44,299,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $138,676,126)     17.4%     $ 138,676,126
                         -----      -------------
TOTAL INVESTMENTS
  (Cost
     $1,237,943,274*)    119.9%       955,527,484
OTHER ASSETS AND
  LIABILITIES (NET)      (19.9)      (158,696,752)
                         -----      -------------
NET ASSETS               100.0%     $ 796,830,732
                         =====      =============

------------
  * Aggregate cost for Federal tax purposes is $1,283,132,746.
 ** As of June 30, 2001, the market value of the securities on loan is $138,977,781. Collateral received for securities loaned of $39,353,000 is invested in the SSGA U.S. Government Money Market Fund, $35,542,000 in the SSGA U.S. Treasury Money Market Fund, $21,669,000 in the SSGA Prime Money Market Fund, $10,108,297 in the SSGA Money Market Fund and the remaining $32,003,829 in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 20, 2001, these securities represents 1.1% of net assets.

      SECURITY                ACQUISITION DATE   ACQUISITION COST
      -----------------------------------------------------------
      Blue Stream Ventures
        LP                        07/31/00          $3,000,000
                                  10/16/00           3,000,000
                                  05/25/01           2,000,000
      Nea X Ltd.                  10/26/00             300,000
                                  01/08/01             150,000
      Bandwidth9                  11/01/00           2,999,991

  + Non-income producing security.
 ++ Affiliated security.
 +++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.5%
    AEROSPACE & DEFENSE -- 1.4%
     19,600    General Dynamics
                 Corporation        $    1,525,076
     10,000    Goodrich (B.F.)
                 Company                   379,800
     79,750    Honeywell
                 International,
                 Inc.                    2,790,452
     42,542    Lockheed Martin
                 Corporation             1,576,181
      8,400    Northrop Grumman
                 Corporation               672,840
     35,000    Raytheon Company+           929,250
     85,998    The Boeing Company        4,781,489
     46,492    United Technologies
                 Corporation             3,406,004
                                    --------------
                                        16,061,092
                                    --------------
    AIRLINES -- 0.2%
     15,100    AMR Corporation             545,563
     12,100    Delta Air Lines,
                 Inc.                      533,368
     74,818    Southwest Airlines
                 Company                 1,383,385
      6,700    US Airways Group,
                 Inc.+                     162,810
                                    --------------
                                         2,625,126
                                    --------------
    AIR FREIGHT & COURIERS -- 0.1%
     30,260    FedEx Corporation+        1,216,452
                                    --------------
    AUTOMOBILES -- 0.8%
    180,216    Ford Motor Company        4,424,303
     54,100    General Motors
                 Corporation             3,481,335
     29,800    Harley-Davidson,
                 Inc.                    1,402,984
                                    --------------
                                         9,308,622
                                    --------------
    AUTO COMPONENTS -- 0.3%
      7,200    Cooper Tire &
                 Rubber Company            102,240
     14,618    Dana Corporation            341,184
     55,133    Delphi Automotive
                 Systems
                 Corporation               878,269
     15,600    Goodyear Tire &
                 Rubber Company            436,800
      8,400    Johnson Controls,
                 Inc.                      608,748

SHARES                                       VALUE
--------------------------------------------------
    AUTO COMPONENTS (CONTINUED)
      5,650    Snap-On, Inc.        $      136,504
     12,300    TRW, Inc.                   504,300
     12,967    Visteon Corporation         238,333
                                    --------------
                                         3,246,378
                                    --------------
    BANKS -- 5.6%
     36,450    AmSouth
                 Bancorporation            673,960
    157,999    Bank of America
                 Corporation             9,484,680
     72,400    Bank of New York
                 Company, Inc.           3,475,200
    114,805    Bank One
                 Corporation             4,110,019
     40,100    BB&T Corporation          1,471,670
     20,585    Charter One
                 Financial, Inc.           656,662
     17,500    Comerica, Inc.            1,008,000
     56,739    Fifth Third
                 Bancorporation          3,407,177
     96,734    First Union
                 Corporation             3,379,886
    106,703    FleetBoston
                 Financial
                 Corporation             4,209,433
     15,600    Golden West
                 Financial
                 Corporation             1,002,144
     24,842    Huntington
                 Bancshares, Inc.          406,167
     41,900    KeyCorp                   1,091,495
     47,000    Mellon Financial
                 Corporation             2,162,000
     59,200    National City
                 Corporation             1,822,176
     22,000    Northern Trust
                 Corporation             1,375,000
     28,500    PNC Financial
                 Services Group          1,875,015
     22,500    Regions Financial
                 Corporation               720,000
     33,200    Southtrust
                 Corporation               863,200
     28,800    SunTrust Banks,
                 Inc.                    1,865,664
     28,600    Synovus Financial
                 Corporation               897,468
    187,768    U.S. Bancorp              4,279,233

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BANKS (CONTINUED)
     13,600    Union Planters
                 Corporation        $      592,960
     20,635    Wachovia
                 Corporation             1,468,180
     86,246    Washington Mutual,
                 Inc.                    3,238,537
    169,060    Wells Fargo &
                 Company                 7,849,456
      9,100    Zions
                 Bancorporation            536,900
                                    --------------
                                        63,922,282
                                    --------------
    BEVERAGES -- 2.0%
     88,400    Anheuser-Busch
                 Companies, Inc.         3,642,080
      6,700    Brown-Forman
                 Corporation,
                 Class B                   428,398
    245,100    Coca-Cola Company        11,029,500
     41,400    Coca-Cola
                 Enterprises, Inc.         676,890
      3,600    Coors (Adolph)
                 Company, Class B          180,648
     13,900    Pepsi Bottling
                 Group, Inc.               557,390
    144,200    PepsiCo, Inc.             6,373,640
                                    --------------
                                        22,888,546
                                    --------------
    BIOTECHNOLOGY -- 0.8%
    102,900    Amgen, Inc.+              6,243,972
     14,500    Biogen, Inc.+               788,220
     18,800    Chiron Corporation+         958,800
     20,900    MedImmune, Inc.+            986,480
                                    --------------
                                         8,977,472
                                    --------------
    BUILDING PRODUCTS -- 0.1%
      5,975    Crane Company               185,225
     45,300    Masco Corporation         1,130,688
                                    --------------
                                         1,315,913
                                    --------------
    CHEMICALS -- 1.1%
     22,700    Air Products &
                 Chemicals, Inc.         1,038,525
     88,576    Dow Chemical
                 Company                 2,945,152

SHARES                                       VALUE
--------------------------------------------------
    CHEMICALS (CONTINUED)
    102,749    dupont (E.I.) de
                 Nemours & Company  $    4,956,612
      7,475    Eastman Chemical
                 Company                   356,034
     12,850    Engelhard
                 Corporation               331,402
      3,100    FMC Corporation+            212,536
      4,900    Great Lakes
                 Chemical
                 Corporation               151,165
     10,600    Hercules, Inc.              119,780
      9,700    International
                 Flavors &
                 Fragrances, Inc.          243,761
     16,500    PPG Industries,
                 Inc.                      867,405
     15,900    Praxair, Inc.               747,300
     21,652    Rohm & Haas Company         712,351
      7,712    Sigma-Aldrich
                 Corporation               297,837
                                    --------------
                                        12,979,860
                                    --------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     19,400    Allied Waste
                 Industries, Inc.+         362,392
     61,500    Automatic Data
                 Processing, Inc.        3,056,550
     10,800    Avery Dennison
                 Corporation               551,340
      8,900    Block (H & R), Inc.         574,495
     83,913    Cendant
                 Corporation+            1,636,304
     16,600    Cintas Corporation          767,750
     23,700    Concord EFS, Inc.+        1,232,637
     17,000    Convergys
                 Corporation+              514,250
      7,200    Deluxe Corporation          208,080
     11,600    Donnelley (R.R.) &
                 Sons Company              344,520
     12,400    Ecolab, Inc.                508,028
     14,100    Equifax, Inc.               517,188
     38,592    First Data
                 Corporation             2,479,536
     12,200    Fiserv, Inc.+               780,556
     28,980    IMS Health, Inc.            825,930
     36,750    Paychex, Inc.             1,470,000

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
     24,300    Pitney Bowes, Inc.   $    1,023,516
     17,300    Robert Half
                 International,
                 Inc.+                     430,597
     13,007    Sabre Holdings
                 Corporation,
                 Class A                   650,350
     61,353    Waste Management,
                 Inc.                    1,890,899
                                    --------------
                                        19,824,918
                                    --------------
    COMMUNICATION EQUIPMENT -- 2.9%
     76,800    ADC
               Telecommunications,
                 Inc.+                     506,880
      7,837    Andrew Corporation+         144,593
     27,912    Avaya, Inc.+                382,394
     18,600    Cabletron Systems,
                 Inc.+                     425,010
    721,100    Cisco Systems,
                 Inc.+                  13,124,020
     16,800    Comverse
                 Technology, Inc.+         959,280
     91,629    Corning, Inc.             1,531,121
    129,700    JDS Uniphase
                 Corporation+            1,621,250
    335,745    Lucent
                 Technologies,
                 Inc.                    2,081,619
    216,441    Motorola, Inc.            3,584,263
    313,700    Nortel Networks
                 Corporation             2,851,533
     74,600    QUALCOMM, Inc.+           4,362,608
     16,100    Scientific-Atlanta,
                 Inc.                      653,660
     40,300    Tellabs, Inc.+              781,014
                                    --------------
                                        33,009,245
                                    --------------
    COMPUTERS & PERIPHERALS -- 4.2%
     34,400    Apple Computer,
                 Inc.+                     799,800
    166,423    Compaq Computer
                 Corporation             2,577,892
    256,300    Dell Computer
                 Corporation+            6,702,245
    217,400    EMC Corporation+          6,315,470
     31,800    Gateway 2000, Inc.+         523,110

SHARES                                       VALUE
--------------------------------------------------
    COMPUTERS & PERIPHERALS (CONTINUED)
    191,500    Hewlett Packard
                 Company            $    5,476,900
    171,200    International
                 Business Machines
                 Corporation            19,345,600
     12,400    Lexmark
                 International
                 Group, Inc.,
                 Class A+                  833,900
      9,500    NCR Corporation+            446,500
     32,100    Network Appliance,
                 Inc.+                     439,770
     55,953    Palm, Inc.+                 339,635
    320,900    Sun Microsystems,
                 Inc.+                   5,044,548
                                    --------------
                                        48,845,370
                                    --------------
    CONSTRUCTION MATERIALS -- 0.0%#
      9,800    Vulcan Materials
                 Company                   526,750
                                    --------------
    CONSTRUCTION & ENGINEERING -- 0.0%#
      7,800    Fluor Corporation           352,170
      6,000    McDermott
                 International,
                 Inc.                       69,900
                                    --------------
                                           422,070
                                    --------------
    CONTAINERS & PACKAGING -- 0.1%
      2,800    Ball Corporation            133,168
      5,300    Bemis Company, Inc.         212,901
     15,600    Pactiv Corporation+         209,040
      8,269    Sealed Air
                 Corporation+              308,020
      4,900    Temple-Inland, Inc.         261,121
                                    --------------
                                         1,124,250
                                    --------------
    DIVERSIFIED FINANCIALS -- 7.4%
    130,400    American Express
                 Company                 5,059,520
     10,342    Bear Stearns
                 Companies, Inc.           609,868
     20,500    Capital One
                 Financial
                 Corporation             1,230,000
    136,759    Charles Schwab
                 Corporation             2,092,413
    495,472    Citigroup, Inc.          26,180,741

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    DIVERSIFIED FINANCIALS (CONTINUED)
     11,700    Countrywide Credit
                 Industries, Inc.   $      536,796
     98,500    Federal National
                 Mortgage
                 Association             8,387,275
     26,100    Franklin Resources,
                 Inc.                    1,194,597
     68,200    Freddie Mac               4,774,000
     45,706    Household
                 International,
                 Inc.                    3,048,590
    195,592    J. P. Morgan Chase
                 & Company               8,723,403
     24,300    Lehman Brothers
                 Holdings, Inc.          1,889,325
     83,952    MBNA Corporation          2,766,218
     82,700    Merrill Lynch &
                 Company, Inc.           4,899,975
     15,540    Moody's Corporation         520,590
    109,678    Morgan Stanley,
                 Dean Witter and
                 Company                 7,044,618
     28,200    Providian, LLC            1,669,440
     31,900    State Street
                 Corporation             1,578,731
     21,600    Stilwell Financial,
                 Inc.                      724,896
     12,100    T. Rowe Price
                 Group, Inc.               452,419
     16,300    USA Education, Inc.       1,189,900
                                    --------------
                                        84,573,315
                                    --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.0%
     30,866    ALLTEL Corporation        1,890,851
    340,005    AT&T Corporation          7,480,110
    184,600    BellSouth
                 Corporation             7,433,842
     13,800    CenturyTel, Inc.            418,140
     28,100    Citizens
                 Communications
                 Company+                  338,043
     87,520    Global Crossing
                 Ltd., ADR+                756,173
    163,670    Qwest
                 Communications
                 International,
                 Inc.                    5,216,163

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    331,875    SBC Communications   $   13,294,913
     87,400    Sprint Corporation+       1,866,864
    266,506    Verizon
                 Communications,
                 Inc.                   14,258,071
    284,610    WorldCom, Inc.            4,041,462
      1,612    WorldCom, Inc.-MCI
                 Group+                     25,953
                                    --------------
                                        57,020,585
                                    --------------
    ELECTRIC UTILITIES -- 2.5%
     52,500    AES Corporation+          2,260,125
     12,100    Allegheny Energy,
                 Inc.                      583,825
     13,500    Ameren Corporation          576,450
     31,740    American Electric
                 Power Company,
                 Inc.                    1,465,436
     29,400    Calpine
                 Corporation+            1,111,320
     15,634    Cinergy Corporation         546,408
     12,800    CMS Energy
                 Corporation               356,480
     20,900    Consolidated Edison
                 Company                   831,820
     15,950    Constellation
                 Energy Group              679,470
     24,401    Dominion Resources,
                 Inc.                    1,467,232
     16,200    DTE Energy Company          752,328
     76,140    Duke Energy
                 Corporation             2,970,221
     32,000    Edison
                 International             356,800
     22,000    Entergy Corporation         844,580
     31,462    Exelon Corporation        2,017,344
     22,227    FirstEnergy
                 Corporation               714,820
     17,400    FPL Group, Inc.           1,047,654
     11,900    GPU, Inc.                   418,285
     33,393    Mirant Corporation+       1,148,719
     15,900    Niagara Mohawk
                 Holdings, Inc.+           281,271
     38,300    PG & E Corporation          428,960
      8,300    Pinnacle West
                 Capital
                 Corporation               393,420

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRIC UTILITIES (CONTINUED)
     14,300    PPL Corporation      $      786,500
     20,300    Progress Energy,
                 Inc.                      911,876
     20,400    Public Service
                 Enterprise                997,560
     29,095    Reliant Energy,
                 Inc.                      937,150
     67,500    Southern Company          1,569,375
     25,515    TXU Corporation           1,229,568
     33,560    Xcel Energy, Inc.           954,782
                                    --------------
                                        28,639,779
                                    --------------
    ELECTRICAL EQUIPMENT -- 0.5%
     19,300    American Power
                 Conversion
                 Corporation+              303,975
      9,200    Cooper Industries,
                 Inc.                      364,228
     42,400    Emerson Electric
                 Company                 2,565,200
     19,300    Molex, Inc.                 705,029
      4,000    National Service
                 Industries, Inc.           90,280
      7,800    Power-One, Inc.+            129,792
     18,000    Rockwell
                 International
                 Corporation+              686,160
     22,350    Symbol
                 Technologies,
                 Inc.                      496,170
      5,600    Thomas & Betts
                 Corporation               123,592
                                    --------------
                                         5,464,426
                                    --------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     45,149    Agilent
                 Technologies,
                 Inc.+                   1,467,342
     18,700    Jabil Circuit,
                 Inc.+                     577,082
      4,500    Millipore
                 Corporation               278,910
      9,900    PerkinElmer, Inc.           272,547
     31,500    Sanmina
                 Corporation+              737,415
     64,400    Solectron
                 Corporation+            1,178,520

SHARES                                       VALUE
--------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
      9,400    Tektronix, Inc.      $      255,210
     17,700    Thermo Electron
                 Corporation+              389,754
                                    --------------
                                         5,156,780
                                    --------------
    ENERGY EQUIPMENT & SERVICES -- 0.7%
     33,120    Baker Hughes, Inc.        1,109,520
     42,200    Halliburton Company       1,502,320
     14,500    Nabors Industries,
                 Inc.+                     539,400
     13,200    Noble Drilling
                 Corporation+              432,300
      9,300    Rowan Companies,
                 Inc.+                     205,530
     56,530    Schlumberger Ltd.         2,976,304
     31,115    Transocean Sedco
                 Forex, Inc.             1,283,494
                                    --------------
                                         8,048,868
                                    --------------
    FOOD & DRUG RETAILING -- 1.1%
     39,893    Albertson's, Inc.         1,196,391
     38,582    CVS Corporation           1,489,265
     79,900    Kroger Company+           1,997,500
     49,800    Safeway, Inc.+            2,390,400
     13,000    Supervalu, Inc.             228,150
     66,200    SYSCO Corporation         1,797,330
    100,400    Walgreen Company          3,428,660
     13,900    Winn Dixie Stores,
                 Inc.                      363,207
                                    --------------
                                        12,890,903
                                    --------------
    FOOD PRODUCTS -- 1.3%
     62,298    Archer-Daniels-
                 Midland Company           809,874
     40,200    Campbell Soup
                 Company                 1,035,150
     53,050    ConAgra, Inc.             1,050,921
     27,900    General Mills, Inc.       1,221,462
     34,400    Heinz (H.J.)
                 Company                 1,406,616
     13,400    Hershey Foods
                 Corporation               826,914
     40,000    Kellogg Company           1,160,000
     12,900    Quaker Oats Company       1,177,125
     30,400    Ralston-Purina
                 Company                   912,608

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD PRODUCTS (CONTINUED)
     77,600    Sara Lee
                 Corporation        $    1,469,744
     56,432    Unilever NV               3,361,654
     22,200    Wrigley (Wm) Jr.
                 Company                 1,040,070
                                    --------------
                                        15,472,138
                                    --------------
    GAS UTILITIES -- 0.5%
     50,220    El Paso Corporation       2,638,559
     13,600    KeySpan Corporation         496,128
     11,200    Kinder Morgan, Inc.         562,800
      4,400    NICOR, Inc.                 171,512
     20,232    NiSource, Inc.              552,941
      5,700    ONOEK, Inc.                 112,290
      3,400    People's Energy
                 Corporation               136,680
     20,278    Sempra Energy               554,400
                                    --------------
                                         5,225,310
                                    --------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
     20,800    Applera
                 Corporation-
                 Applied
                 Biosystems Group          556,400
      5,000    Bard (C.R.), Inc.           284,750
      5,300    Bausch & Lomb, Inc.         192,072
     58,400    Baxter
                 International,
                 Inc.                    2,861,600
     25,200    Becton, Dickinson &
                 Company                   901,908
     17,600    Biomet, Inc.                845,856
     39,600    Boston Scientific
                 Corporation+              673,200
     30,200    Guidant
                 Corporation+            1,087,200
    119,100    Medtronic, Inc.           5,479,791
      8,250    St. Jude Medical,
                 Inc.+                     495,000
     19,400    Stryker Corporation       1,064,090
                                    --------------
                                        14,441,867
                                    --------------
    HEALTH CARE PROVIDERS & SERVICES -- 1.2%
     14,014    Aetna, Inc.+                362,542
     44,011    Cardinal Health,
                 Inc.                    3,036,759
     14,700    CIGNA Corporation         1,408,554

SHARES                                       VALUE
--------------------------------------------------
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     52,877    HCA-The Healthcare
                 Company            $    2,389,512
     38,189    HEALTHSOUTH
                 Corporation+              609,878
     16,600    Humana, Inc.+               163,510
     10,050    Manor Care, Inc.+           319,087
     28,047    McKesson HBOC, Inc.       1,041,105
     11,300    Quintiles
                 Transnational
                 Corporation+              285,325
     31,900    Tenet Healthcare
                 Corporation             1,645,721
     31,300    UnitedHealth Group,
                 Inc.                    1,932,775
      6,100    Wellpoint Health
                 Networks, Inc.+           574,864
                                    --------------
                                        13,769,632
                                    --------------
    HOTELS, RESTAURANTS & LEISURE -- 0.9%
     57,800    Carnival
                 Corporation,
                 Class A                 1,774,460
     11,900    Darden Restaurants,
                 Inc.                      332,010
     11,600    Harrah's
                 Entertainment,
                 Inc.+                     409,480
     36,400    Hilton Hotels
                 Corporation               422,240
     24,000    Marriott
                 International,
                 Inc.                    1,136,160
    127,400    McDonald's
                 Corporation             3,447,444
     37,500    Starbucks
                 Corporation+              862,500
     19,600    Starwood Hotels &
                 Resorts
                 Worldwide, Inc.           730,688
     14,340    Tricon Global
                 Restaurants,
                 Inc.+                     629,526
     11,200    Wendy's
                 International,
                 Inc.                      286,048
                                    --------------
                                        10,030,556
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOUSEHOLD DURABLES -- 0.3%
      6,200    American Greetings
                 Corporation,
                 Class A            $       68,200
      7,900    Black & Decker
                 Corporation               311,734
      5,800    Centex Corporation          236,350
     15,300    Fortune Brands,
                 Inc.                      586,908
      4,300    KB HOME                     129,731
     19,300    Leggett & Platt,
                 Inc.                      425,179
      7,700    Maytag Corporation          225,302
     26,297    Newell Rubbermaid,
                 Inc.                      660,055
      4,000    Pulte Corporation           170,520
      8,400    Stanley Works               351,792
      5,600    Tupperware
                 Corporation               131,208
      6,600    Whirlpool
                 Corporation               412,500
                                    --------------
                                         3,709,479
                                    --------------
    HOUSEHOLD PRODUCTS -- 1.3%
     23,324    Clorox Company              789,517
     55,200    Colgate-Palmolive
                 Company                 3,256,248
     52,694    Kimberly-Clark
                 Corporation             2,945,595
    127,600    Procter & Gamble
                 Company                 8,140,880
                                    --------------
                                        15,132,240
                                    --------------
    INDUSTRIAL CONGLOMERATES -- 5.5%
    978,800    General Electric
                 Company                47,716,500
     39,000    Minnesota Mining &
                 Manufacturing
                 Company                 4,449,900
     14,100    Textron, Inc.               776,064
    190,966    Tyco International
                 Ltd.                   10,407,647
                                    --------------
                                        63,350,111
                                    --------------
    INSURANCE -- 4.1%
     51,800    AFLAC, Inc.               1,631,182
     71,420    Allstate
                 Corporation             3,141,766

SHARES                                       VALUE
--------------------------------------------------
    INSURANCE (CONTINUED)
     10,450    Ambac Financial
                 Group, Inc.        $      608,190
     49,156    American General
                 Corporation             2,283,296
    229,617    American
                 International
                 Group, Inc.            19,747,062
     25,825    Aon Corporation             903,875
     17,299    Chubb Corporation         1,339,462
     15,700    Cincinnati
                 Financial
                 Corporation               620,150
     33,298    Conseco, Inc.               454,518
     23,300    Hartford Financial
                 Services Group,
                 Inc.                    1,593,720
     15,125    Jefferson-Pilot
                 Corporation               730,840
     30,400    John Hancock
                 Financial
                 Services, Inc.          1,223,904
     18,500    Lincoln National
                 Corporation               957,375
     19,500    Loews Corporation         1,256,385
     27,100    Marsh & McLennan
                 Companies, Inc.         2,737,100
     14,600    MBIA, Inc.                  812,928
     73,900    MetLife, Inc.             2,289,422
     10,500    MGIC Investment
                 Corporation               762,720
      7,200    Progressive
                 Corporation               973,368
     12,500    SAFECO Corporation          368,750
     21,158    St. Paul Companies,
                 Inc.                    1,072,499
     12,300    Torchmark, Inc.             494,583
     23,796    UnumProvident
                 Corporation               764,327
                                    --------------
                                        46,767,422
                                    --------------
    INTERNET SOFTWARE & SERVICES -- 0.1%
     26,900    BroadVision, Inc.+          134,500
     55,900    Yahoo!, Inc.+             1,117,441
                                    --------------
                                         1,251,941
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    IT CONSULTING & SERVICES -- 0.3%
     16,500    Computer Sciences
                 Corporation+       $      570,900
     46,200    Electronic Data
                 Systems
                 Corporation             2,887,500
     11,900    Sapient
                 Corporation+              116,025
     31,100    Unisys Corporation+         457,481
                                    --------------
                                         4,031,906
                                    --------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.2%
      8,600    Brunswick
                 Corporation               206,658
     28,600    Eastman Kodak
                 Company                 1,335,048
     17,150    Hasbro, Inc.                247,818
     42,211    Mattel, Inc.                798,632
                                    --------------
                                         2,588,156
                                    --------------
    MACHINERY -- 0.8%
     33,800    Caterpillar, Inc.         1,691,690
      4,100    Cummins Engine,
                 Inc.                      158,670
     14,100    Danaher Corporation         789,600
     23,200    Deere & Company             878,120
     20,100    Dover Corporation           756,765
      6,800    Eaton Corporation           476,680
     29,879    Illinois Tool
                 Works, Inc.             1,891,341
     15,850    Ingersoll-Rand
                 Company                   653,020
      8,600    ITT Industries,
                 Inc.                      380,550
      5,880    Navistar
                 International
                 Corporation+              165,404
      7,540    PACCAR, Inc.                387,707
     12,033    Pall Corporation            283,136
     11,550    Parker-Hannifin
                 Corporation               490,182
      5,900    Timken Company               99,946
                                    --------------
                                         9,102,811
                                    --------------
    MEDIA -- 4.9%
    436,550    AOL Time Warner,
                 Inc.+                  23,137,150
     57,763    Clear Channel
                 Communications+         3,621,740

SHARES                                       VALUE
--------------------------------------------------
    MEDIA (CONTINUED)
     93,100    Comcast
                 Corporation,
                 Class A (non-
                 voting)+           $    4,040,540
    205,908    Disney (Walt)
                 Company                 5,948,682
      8,600    Dow Jones &
                 Company, Inc.             513,506
     26,000    Gannett Company,
                 Inc.                    1,713,400
     37,000    Interpublic Group
                 of Companies,
                 Inc.                    1,085,950
      7,200    Knight-Ridder, Inc.         426,960
     19,400    McGraw-Hill, Inc.         1,283,310
      4,900    Meredith
                 Corporation               175,469
     15,700    New York Times
                 Company, Class A          659,400
     18,300    Omnicom, Inc.             1,573,800
     10,500    TMP Worldwide,
                 Inc.+                     630,000
     29,400    Tribune Company           1,176,294
     20,300    Univision
                 Communications,
                 Inc.+                     868,434
    175,466    Viacom, Inc., Class
                 B+                      9,080,366
                                    --------------
                                        55,935,001
                                    --------------
    METALS & MINING -- 0.7%
     31,350    Alcan Aluminum Ltd.       1,317,327
     85,136    Alcoa, Inc.               3,354,358
      7,913    Allegheny
                 Technologies,
                 Inc.                      143,146
     39,100    Barrick Gold
                 Corporation               592,365
     14,100    Freeport McMoRan
                 Copper & Gold,
                 Class B+                  155,805
     25,900    Homestake Mining
                 Company                   200,725
     18,000    Inco Ltd.+                  310,680
     19,005    Newmont Mining
                 Corporation               353,683
      7,700    Nucor Corporation           376,453
      7,715    Phelps Dodge
                 Corporation               320,173

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    METALS & MINING (CONTINUED)
     32,300    Placer Dome, Inc.    $      316,540
      8,740    USX-U.S.Steel
                 Group, Inc.               176,111
      8,325    Worthington
                 Industries, Inc.          113,220
                                    --------------
                                         7,730,586
                                    --------------
    MULTILINE RETAIL -- 3.0%
     11,180    Big Lots, Inc.+             152,942
     44,234    Costco Wholesale
                 Corporation+            1,817,133
      8,400    Dillard's, Inc.             128,268
     32,581    Dollar General
                 Corporation               635,330
     19,600    Federated
                 Department
                 Stores+                   833,000
     48,300    K-mart Corporation+         554,001
     32,700    Kohl's Corporation+       2,051,271
     29,350    May Department
                 Stores Company          1,005,531
     13,200    Nordstrom, Inc.             244,860
     25,800    Penney (J.C.)
                 Company, Inc.             680,088
     32,400    Sears, Roebuck &
                 Company                 1,370,844
     88,600    Target Corporation        3,065,560
    440,600    Wal-Mart Stores,
                 Inc.                   21,501,280
                                    --------------
                                        34,040,108
                                    --------------
    MULTI-UTILITIES -- 0.6%
     31,900    Dynegy, Inc., Class
                 A                       1,483,350
     73,730    Enron Corporation         3,612,770
     47,800    Williams Companies,
                 Inc.                    1,575,010
                                    --------------
                                         6,671,130
                                    --------------
    OFFICE ELECTRONICS -- 0.1%
     68,400    Xerox Corporation           654,588
                                    --------------
    OIL & GAS -- 5.5%
      8,700    Amerada Hess
                 Corporation               702,960
     24,520    Anadarko Petroleum
                 Corporation             1,324,816
     12,300    Apache Corporation          624,225

SHARES                                       VALUE
--------------------------------------------------
    OIL & GAS (CONTINUED)
      6,900    Ashland, Inc.        $      276,690
     20,765    Burlington
                 Resources, Inc.           829,562
     63,200    Chevron Corporation       5,719,600
     61,626    Conoco, Inc., Class
                 B                       1,780,991
     12,672    Devon Energy
                 Corporation               665,280
     11,600    EOG Resources, Inc.         412,380
    339,898    Exxon Mobil
                 Corporation            29,690,090
      9,337    Kerr-McGee
                 Corporation               618,763
     36,400    Occidental
                 Petroleum
                 Corporation               967,876
     25,200    Phillips Petroleum
                 Company                 1,436,400
    211,200    Royal Dutch
                 Petroleum
                 Company, GDR           12,306,624
      8,400    Sunoco, Inc.                307,692
     54,300    Texaco, Inc.              3,616,380
     15,200    Tosco Corporation           669,560
     24,000    Unocal Corporation          819,600
     30,600    USX-Marathon Group          903,006
                                    --------------
                                        63,672,495
                                    --------------
    PAPER & FOREST PRODUCTS -- 0.4%
      5,500    Boise Cascade
                 Corporation               193,435
     22,360    Georgia-Pacific
                 Group                     756,886
     47,609    International Paper
                 Company                 1,699,641
     10,200    Louisiana Land &
                 Exploration
                 Company                   119,646
      9,700    Mead Corporation            263,258
      2,800    Potlatch
                 Corporation                96,348
      9,850    Westvaco
                 Corporation               239,257
     21,150    Weyerhaeuser
                 Company                 1,162,615
     10,600    Willamette
                 Industries, Inc.          524,700
                                    --------------
                                         5,055,786
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERSONAL PRODUCTS -- 0.4%
      5,400    Alberto-Culver
                 Company, Class B   $      227,016
     23,400    Avon Products, Inc.       1,082,952
    103,920    Gillette Company          3,012,641
                                    --------------
                                         4,322,609
                                    --------------
    PHARMACEUTICALS -- 8.9%
    152,600    Abbott Laboratories       7,326,326
     12,900    Allergan, Inc.            1,102,950
    129,600    American Home
                 Products
                 Corporation             7,573,824
    191,440    Bristol-Myers
                 Squibb Company         10,012,312
     17,400    Forest
                 Laboratories,
                 Inc.+                   1,235,400
    298,251    Johnson & Johnson        14,912,560
     16,900    King
                 Pharmaceuticals,
                 Inc.+                     908,375
    110,800    Lilly (Eli) &
                 Company                 8,199,200
    225,900    Merck & Company,
                 Inc.                   14,437,269
    622,025    Pfizer, Inc.             24,912,101
    128,279    Pharmacia
                 Corporation             5,894,420
    144,200    Schering-Plough
                 Corporation             5,225,808
     10,400    Watson
                 Pharmaceuticals,
                 Inc.+                     641,056
                                    --------------
                                       102,381,601
                                    --------------
    ROAD & RAIL -- 0.4%
     38,689    Burlington Northern
                 Santa Fe                1,167,247
     21,100    CSX Corporation             764,664
     37,800    Norfolk Southern
                 Corporation               782,460
      5,900    Ryder System, Inc.          115,640
     24,500    Union Pacific
                 Corporation             1,345,295
                                    --------------
                                         4,175,306
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.9%
     33,700    Advanced Micro
                 Devices, Inc.+     $      973,256
     38,100    Altera Corporation+       1,104,900
     35,500    Analog Devices,
                 Inc.+                   1,535,375
     80,100    Applied Materials,
                 Inc.+                   3,932,910
     29,600    Applied Micro
                 Circuits
                 Corporation+              509,120
     25,600    Broadcom
                 Corporation,
                 Class A+                1,094,656
     24,400    Conexant Systems,
                 Inc.+                     218,380
    662,700    Intel Corporation        19,383,975
     18,200    KLA-Tencor
                 Corporation+            1,064,154
     31,200    Linear Technology
                 Corporation             1,379,664
     35,600    LSI Logic
                 Corporation+              669,280
     32,399    Maxim Integrated
                 Products, Inc.+         1,432,360
     58,800    Micron Technology,
                 Inc.+                   2,416,680
     17,200    National
                 Semiconductor
                 Corporation+              500,864
     14,000    Novellus Systems,
                 Inc.+                     795,060
      9,000    QLogic Corporation+         580,050
     17,200    Teradyne, Inc.+             569,320
    171,100    Texas Instruments,
                 Inc.                    5,389,650
     18,100    Vitesse
                 Semiconductor
                 Corporation+              380,824
     32,600    Xilinx, Inc.+             1,344,424
                                    --------------
                                        45,274,902
                                    --------------
    SOFTWARE -- 5.4%
     23,800    Adobe Systems, Inc.       1,118,600
      5,600    Autodesk, Inc.              208,880
     24,057    BMC Software, Inc.+         542,245
     18,300    Citrix Systems,
                 Inc.+                     638,670

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOFTWARE (CONTINUED)
     56,775    Computer Associates
                 International,
                 Inc.               $    2,043,900
     36,200    Compuware
                 Corporation+              506,438
     20,400    Intuit+                     815,796
      7,900    Mercury Interactive
                 Corporation+              473,210
    530,300    Microsoft
                 Corporation+           38,711,900
     31,400    Novell, Inc.+               178,666
    553,100    Oracle Systems
                 Corporation+           10,508,900
     26,000    Parametric
                 Technology
                 Corporation+              363,740
     28,987    PeopleSoft, Inc.+         1,427,030
     44,600    Siebel Systems,
                 Inc.+                   2,091,740
     39,200    VERITAS Software
                 Corporation+            2,607,976
                                    --------------
                                        62,237,691
                                    --------------
    SPECIALTY RETAIL -- 2.0%
     11,000    AutoZone, Inc.+             412,500
     28,500    Bed Bath & Beyond,
                 Inc.+                     889,200
     20,400    Best Buy Company,
                 Inc.+                   1,295,808
     20,300    Circuit City
                 Stores-Circuit
                 City Group                365,400
     84,687    Gap, Inc.                 2,455,923
    229,919    Home Depot, Inc.         10,702,729
     42,164    Limited, Inc.               696,549
     37,720    Lowes Companies,
                 Inc.                    2,736,586
     29,400    Office Depot, Inc.+         305,172
     18,300    RadioShack
                 Corporation               558,150
     15,500    Sherwin-Williams
                 Company                   344,100

SHARES                                       VALUE
--------------------------------------------------
    SPECIALTY RETAIL (CONTINUED)
     44,750    Staples, Inc.+       $      715,553
     14,300    Tiffany & Company           517,946
     27,500    TJX Companies, Inc.         876,425
     19,550    Toys R Us, Inc.+            483,863
                                    --------------
                                        23,355,904
                                    --------------
    TEXTILES & APPAREL -- 0.2%
      5,100    Liz Claiborne, Inc.         257,295
     26,600    NIKE, Inc., Class B       1,116,934
      5,500    Reebok
                 International
                 Ltd.+                     175,725
     11,200    V.F. Corporation            407,456
                                    --------------
                                         1,957,410
                                    --------------
    TOBACCO -- 1.0%
    216,700    Philip Morris
                 Companies, Inc.        10,997,525
     16,100    UST, Inc.                   464,646
                                    --------------
                                        11,462,171
                                    --------------
    TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     17,025    Genuine Parts
                 Company                   536,287
      9,300    Grainger (W.W.),
                 Inc.                      382,788
                                    --------------
                                           919,075
                                    --------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
     75,300    NEXTEL
                 Communications,
                 Inc.+                   1,317,750
     92,200    Sprint PCS                2,226,630
                                    --------------
                                         3,544,380
                                    --------------
TOTAL COMMON STOCKS
  (Cost $801,386,172)                1,086,353,314
                                    --------------
U.S. TREASURY BILLS -- 0.3%
  (Cost $3,905,351)
  4,000,000    3.43%++ due
                 2/28/2002**             3,905,351
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $11,098,000)
$11,098,000    Agreement with
                 State Street Bank
                 and Trust
                 Company,
                 3.880% dated
                 06/29/2001, to be
                 repurchased at
                 $11,101,588 on
                 07/02/2001,
                 collateralized by
                 $11,525,000 U.S.
                 Treasury Bill,
                 3.530% maturing
                 12/27/2001
                 (value
                 $11,323,313)       $   11,098,000
                                    --------------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $816,389,523*)   95.8%     $1,101,356,665
                        -----      --------------
OTHER ASSETS AND
  LIABILITIES (NET)       4.2          48,081,932
                        -----      --------------
NET ASSETS                100%     $1,149,438,597
                        =====      ==============

------------
 * Aggregate cost for Federal tax purposes is $823,495,746.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
GDR -- Global Depository Receipt

NUMBER OF                                  UNREALIZED
CONTRACTS                                APPRECIATION
-----------------------------------------------------
FUTURES CONTRACTS - LONG POSITION
   206       S&P 500 Index
               September-2001              $401,261
                                           ========

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.0%
    ARGENTINA -- 0.3%
     1,100    Alpargatas S.A.I.C.+    $        660
       300    Alto Palermo SA+               3,859
     2,100    Banco Rio de La Plata
                SA                          19,425
     1,356    BBVA Banco Frances SA         33,629
     6,700    Corporacion Mapfre            28,009
     1,746    Grupo Financiero
                Galicia SA, ADR             25,701
     2,000    IMPSAT Fiber Networks,
                Inc.+                        4,000
       481    IRSA Inversiones Y
                Representaciones SA          7,744
     1,220    Metrogas SA                    8,296
     3,300    Perez Companc SA              44,550
     2,900    Siderca SAIC+                 56,115
     4,300    Telecom Argentina
                Stet -- France
                Telecom SA, ADR             66,435
     5,200    Telefonica de
                Argentina                   94,900
     1,600    Transportadora de Gas
                del Sur SA                  10,720
                                      ------------
                                           404,043
                                      ------------
    AUSTRALIA -- 2.7%
     3,550    Amcor Ltd.                    48,813
     6,850    Australia & New
                Zealand Bank               291,468
    19,640    BHP Ltd.                     427,170
     3,100    Boral Ltd.                    18,127
     2,500    Burns, Philip &
                Company Ltd.                 3,506
    11,200    Coca-Cola Amatil Ltd.         54,632
     3,200    Coles Myer Ltd.               83,360
     5,700    CSR Ltd.                      82,253
       800    FH Faulding & Company         20,885
    37,800    Foster's Brewing Group
                Ltd.                       105,254
     9,952    Goldfields Ltd.               45,282
     7,000    Goodman Fielder Ltd.          16,703
     1,900    Howard Smith Ltd.             26,199
     8,100    Lend Lease Corporation
                Ltd.                        51,848
     1,000    Lihir Gold Ltd.+               9,000

SHARES                                       VALUE
--------------------------------------------------
    AUSTRALIA (CONTINUED)
    18,700    M.I.M. Holdings Ltd.    $     22,805
     1,500    Mayne Nickless Ltd.           24,580
     6,500    National Australia
                Bank Ltd.                  574,990
    17,700    News Corporation Ltd.        657,555
     3,739    Normandy Mining Ltd.          22,808
     1,100    Oil Search Ltd.+               6,707
     1,000    Orbital Engineering
                Ltd.+                        3,050
     3,500    Origin Energy Ltd.            21,424
     5,700    Pacific Dunlop Olympic
                Ltd.                         9,576
     3,370    Rio Tinto Ltd.               233,837
     3,300    Santos Ltd.                   43,395
       500    Simsmetal Ltd.                 5,833
       500    Sons of Gwalia                11,521
     2,700    Southcorp Holdings
                Ltd.                        52,187
     5,100    St. George Bank Ltd.          77,171
    18,900    Telstra Corporation
                Ltd.                       262,521
     8,300    Westpac Banking Ltd.         303,780
     6,300    WMC Ltd.                     121,275
    14,700    Woodside Petroleum
                Ltd.                       122,645
                                      ------------
                                         3,862,160
                                      ------------
    AUSTRIA -- 0.1%
     3,720    EVN - Energie
                Versorgung
                Niederoesterreich AG        23,242
     1,400    Flughafen Wien AG             11,333
     1,100    Mayr-Melnhof Karton AG        12,171
     3,000    OMV AG                        50,286
     1,900    Telekom Austria AG+           22,800
     3,300    VA Technologie AG             10,630
     3,800    Wienerberger
                Baustoffindustrie AG        12,868
                                      ------------
                                           143,330
                                      ------------
    BELGIUM -- 0.1%
     1,600    Solvay SA                     79,239
                                      ------------
    BERMUDA -- 0.5%
     5,000    ACE Ltd., ADR                195,450
     1,150    Asia Global Crossing
                Ltd.+                        6,842

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BERMUDA (CONTINUED)
     2,950    FLAG Telecom Holdings
                Ltd.+                 $     14,986
     1,600    Frontline Ltd.                27,360
       900    Knightsbridge Tankers
                Ltd.                        18,000
     2,574    Marvell Technology
                Group Ltd.+                 69,241
       600    Orient-Express Hotel
                Ltd.+                       13,230
     1,200    PartnerRe Ltd.                66,480
    11,500    TyCom Ltd.+                  197,800
     1,000    W.P. Stewart & Company
                Ltd.                        24,500
     2,300    XL Capital Ltd.              188,830
                                      ------------
                                           822,719
                                      ------------
    BRAZIL -- 1.1%
     1,625    Aracruz Celulose SA           30,388
       940    Brasil Telecom
                Participacoes SA,
                ADR                         39,489
     2,996    Cemig-Companhia
                Energetica de Minas         35,675
    23,800    Centrais Eletricas
                Brasileiras SA             153,036
     2,010    Centrais Geradoras do
                Suldo Brasil SA             19,365
     2,900    Companhia de Bebidas
                das Americas, ADR           67,135
     3,500    Companhia de Bebidas
                das Americas CM             70,000
     2,700    Companhia Paranaense
                de Energia-Copel            18,133
     1,600    Companhia Siderurgica
                Nacional                    29,440
     2,500    Continental AG                35,239
       500    Copene - Petroquimica
                do Nordeste S.A.             5,750
     1,700    Embraer Empresa
                Brasileira de
                Aeronautica SA              66,385
     4,600    Embratel Participacoes
                SA, ADR                     34,408
     1,600    Gerdau SA                     12,080

SHARES                                       VALUE
--------------------------------------------------
    BRAZIL (CONTINUED)
     2,900    Panamerican Beverages,
                Inc.                  $     58,870
       200    Perdigao SA                    2,280
    14,000    Petroleo Brasileiro
                SA - Petrobras, ADR        364,000
       420    Tele Celular Sul
                Participacoes SA             8,484
     1,733    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         14,990
       100    Tele Leste Celular
                Participacoes SA+            4,020
       200    Tele Nordeste Celular
                Participacoes SA             6,520
       100    Tele Norte Celular
                Participacoes SA             2,700
     5,437    Tele Norte Leste
                Participacoes SA            82,969
       940    Tele Sudeste Celular
                Participacoes SA            18,518
     4,600    Telecomunicacoes
                Brasileiras SA             215,050
       144    Telefonica Data Brasil
                Holding, ADR+                4,396
       200    Telemig Celular
                Participacoes SA             8,260
     7,200    Telesp-Telecomunicacoes
                de Sao Paulo SA, ADR        81,360
     1,880    Telesp Celular
                Participacoes SA            28,482
                                      ------------
                                         1,517,422
                                      ------------
    CANADA -- 4.2%
    17,100    360networks, Inc.+             1,667
       750    724 Solutions, Inc.+           5,550
     4,200    Abitibi-Consolidated,
                Inc.                        32,130
     1,200    Agnico Eagle Mines
                Ltd.                        10,200
     2,700    Alberta Energy Company
                Ltd., ADR                  111,348
       400    Alliance Atlantis
                Communications
                Corporation+                 5,420
     4,400    Anderson Exploration
                Ltd.+                       88,836
     2,000    AT&T Canada, Inc.+            60,260

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     1,300    Ballard Power Systems,
                Inc.+                 $     60,528
    11,700    Bank of Montreal             302,094
    14,164    BCE, Inc.                    372,513
     1,700    Bell Canada
                International, Inc.+        18,445
     1,000    Biomira, Inc.+                 7,190
     2,900    Biovail Corporation+         126,150
       100    Boardwalk Equities,
                Inc.                           759
     6,250    Brascan Corporation          106,875
     2,900    Brookfield Properties
                Corporation                 55,419
     1,800    C-MAC Industries,
                Inc.+                       47,430
     3,500    Canada Life Financial
                Corporation                102,130
     9,100    Canadian Imperial Bank
                of Commerce                308,490
     4,200    Canadian National
                Railway Company            170,100
     2,500    Canadian Natural
                Resources Ltd.              74,125
     7,300    Canadian Pacific Ltd.        282,875
     3,200    Celestica, Inc.              164,800
     5,100    CGI Group, Inc.+              29,478
       300    Chieftain
                International, Inc.+         8,622
       800    CINAR Corporation+             3,600
     1,900    Cognos, Inc.+                 31,939
     1,900    Cominco                       36,936
     1,500    Corel+                         4,185
       600    Corus Entertainment,
                Inc.+                       13,860
     1,300    Cott Corporation+             14,352
       700    Creo Products, Inc.+          12,873
     1,000    Decoma International,
                Inc.                         7,640
     4,000    Domatar, Inc.                 37,080
       600    Dorel Industries,
                Inc.+                       11,421
         2    Dreco Energy Services
                Ltd.+                           54
     3,400    Enbridge, Inc.                92,276
       300    Fahnestock Viner
                Holdings, Inc.               8,025
       700    Four Seasons Hotels,
                Inc.                        38,745

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
     1,600    Goldcorp, Inc.          $     17,264
       800    GSI Lumonics, Inc.+            7,400
       400    GT Group Telecom,
                Inc.+                        2,400
     7,706    Gulf Canada Resources+        62,419
       400    Hollinger, Inc.                3,334
       800    Hydrogenics
                Corporation+                 3,672
     9,600    Imperial Oil Ltd., ADR       247,200
       600    Intertape Polymer
                Group, Inc.                  8,154
       900    Intrawest Corporation         17,199
     1,447    Investors Group, Inc.         20,405
       850    Ipsco, Inc.                   12,444
     1,380    Magna Entertainment
                Corporation+                 8,818
     1,700    Magna International          104,533
    11,000    Manulife Financial
                Corporation                307,010
     6,100    Mds, Inc.                     68,381
     3,800    Methanex Corporation+         19,950
     1,100    Microcell
                Telecommunications,
                Inc.+                       10,010
     2,600    Mitel Corporation+            26,494
     3,000    Nexen, Inc.                   75,480
       800    North American
                Palladium Ltd.+              6,320
     1,850    NOVA Chemicals
                Corporation                 38,277
     6,000    Petro-Canada                 143,340
     1,200    Potash Corporation of
                Saskatchewan                68,880
       900    Precision Drilling
                Corporation+                28,116
     2,800    QLT
                Photo-Therapeutics,
                Inc.+                       54,824
     1,900    Quebecor World, Inc.          48,032
     1,600    Research In Motion
                Ltd.+                       51,600
       400    Rogers Wireless
                Communications,
                Inc.+                        6,908
    13,300    Royal Bank of Canada         423,605
     1,500    Royal Group
                Technologies Ltd.+          27,510

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     4,200    Shaw Communications,
                Inc.                  $     99,708
     9,300    Sun Life Financial
                Services of Canada         220,875
     4,900    Suncor Energy, Inc.          125,930
       900    Supersol Ltd.                 16,695
     2,470    Talisman Energy, Inc.         94,082
     3,515    TELUS Corporation             73,815
    13,700    The Toronto-Dominion
                Bank                       350,583
       900    TLC Laser Eye Centers,
                Inc.+                        4,050
    10,252    TransCanada PipeLines
                Ltd.                       126,407
     3,200    Trizec Hahn
                Corporation                 58,208
       300    Wescast Industries,
                Inc.                        10,116
     2,500    West Coast Energy,
                Inc.                        58,850
                                      ------------
                                         6,025,718
                                      ------------
    CAYMAN ISLANDS -- 0.0%#
     2,400    Garmin Ltd.+                  54,840
     2,000    Xcelera, Inc.+                 8,280
                                      ------------
                                            63,120
                                      ------------
    CHILE -- 0.4%
       400    AFP Provida                    9,600
       800    Banco de A. Edwards           13,600
     2,500    Banco Santander Chile         43,275
     2,100    Banco Santiago SA             47,901
       400    BBVA Banco BHIF                6,800
     1,400    Compania Cervecerias
                Unidas SA                   30,800
     5,075    Compania de
                Telecomunicaciones
                de Chile SA+                71,456
       450    Cristalerias de Chile          8,707
     2,000    Distribucion y
                Servicio D&S SA             29,600
     1,500    Embotelladora Andina
                SA                          20,220
     1,300    Embotelladora Andina
                SA                          14,105
     6,000    Empresa Nacional
                Electricidad SA             67,500

SHARES                                       VALUE
--------------------------------------------------
    CHILE (CONTINUED)
     2,960    Enersis SA              $     44,341
     2,000    Gener SA, ADR                 25,099
     1,400    Linea Aerea Nacional
                Chile SA                    13,090
       800    Madeco+                        3,880
       600    Maderas Y Sintelicos
                Sociedad (Masisa)            8,850
       600    Quimica Minera Chile
                SA                          11,814
     2,400    Quinenco SA                   18,120
       600    Santa Isabel SA+               3,360
       300    Vina Concha Y Toro SA         13,365
                                      ------------
                                           505,483
                                      ------------
    CHINA/HONG KONG -- 4.2%
    12,600    Amoy Properties Ltd.          72,292
     1,200    APT Satellite Holdings
                Ltd.                         4,620
       900    Asia Satellite
                Telecommunications
                Holdings Ltd.               16,155
     3,000    ASAT Holdings Ltd.+           13,710
       900    AsiaInfo Holdings,
                Inc.+                       17,775
    30,348    Bank East Asia Ltd.           70,426
       700    Brilliance China
                Automotive Holdings
                Ltd.                        17,500
    14,900    Cathay Pacific Airways       100,770
    60,400    China Mobile (Hong
                Kong) Ltd.+              1,618,116
     3,700    China Petroleum &
                Chemical Corporation
                (Sinopec)                   73,445
       400    China Southern
                Airlines Company
                Ltd.+                        6,200
    26,900    China Unicom Ltd.+           476,130
     2,200    chinadotcom
                Corporation+                 5,896
    64,800    CLP Holdings Ltd.            271,674
     8,280    Dairy Farm
                International Ltd.          28,980
       779    Egana International
                Holdings Ltd.                5,920
    10,500    First Pacific Company
                Ltd.                        11,376
     1,200    Gold Peak Industries
                Ltd.                         2,585

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
     1,900    Guangshen Railway
                Company Ltd.          $     17,480
     5,850    Hang Lung Development         28,314
    42,600    Hang Seng Bank Ltd.          436,944
    38,000    Henderson Land
                Development Company
                Ltd.                       168,572
   125,726    Hong Kong and China
                Gas Ltd.                   157,975
    44,500    Hong Kong Electric
                Holdings Ltd.              171,160
    11,400    Hong Kong Land
                Holdings                   102,600
    19,300    Hopewell Holdings Ltd.        12,124
       800    Huaneng Power
                International               19,296
    11,400    Hysan Development Ltd.        29,086
    17,900    Jardine Matheson &
                Company Ltd.               109,279
    13,400    Jardine Strategic
                Holding                     76,648
     8,100    Johnson Electric
                Holdings                   111,121
     1,600    Mandarin Oriental
                International Ltd.           8,480
    23,400    New World Development
                Company Ltd.                57,002
    46,795    Pacific Century
                CyberWorks Ltd.            134,302
    38,800    Petrochina Company
                Ltd.                       791,520
     2,167    Shanghai Chlor-Alkali
                Chemical Company            19,980
     3,400    Shuntak Holdings Ltd.          4,664
       400    Sinopec Beijing Yanhua
                Petrochemical
                Company Ltd.                 2,980
     2,900    Sinopec Shanghai
                Petrochemical
                Company Ltd.                42,195
     7,650    South China Morning
                Post                        25,256
    52,700    Sun Hung Kai
                Properties Ltd.            474,658
    20,700    Swire Pacific Ltd.           107,220

SHARES                                       VALUE
--------------------------------------------------
    CHINA/HONG KONG (CONTINUED)
     4,600    Television Broadcasts
                Ltd.                  $     38,689
     1,300    Varitronix
                International Ltd.           4,167
       500    VTech Holdings Ltd.            2,292
       400    Yanzhou Coal Mining
                Company Ltd.                 9,560
                                      ------------
                                         5,977,134
                                      ------------
    DENMARK -- 0.3%
     6,750    Novo Nordisk AS              303,750
     9,500    TDC A/S, ADR                 174,610
                                      ------------
                                           478,360
                                      ------------
    DOMINICAN REPUBLIC -- 0.0%#
       500    TRICOM SA+                     3,150
                                      ------------
    FINLAND -- 2.0%
     1,100    American Group Ltd.           12,572
     1,100    Instrumentarium
                Corporation                 15,697
     2,962    Metso Oyj                     33,026
   103,100    Nokia Oyj                  2,272,324
    15,920    Sonera Oyj                   124,176
    15,800    Stora Enso Oyj               167,322
     5,800    UPM-Kymmene Oyj              164,430
                                      ------------
                                         2,789,547
                                      ------------
    FRANCE -- 7.7%
     7,900    Accor SA                     166,696
       700    ActivCard SA+                  6,286
    21,893    Alcatel Alsthom Cie
                Generale D'Electric        454,061
       300    Alcatel Optronics              3,450
     4,700    Alstom                       131,130
    17,178    Aventis SA                 1,372,350
       700    Bouygues Offshore SA          15,715
     1,200    Business Objects SA+          28,320
    13,800    Canal Plus                     8,248
     1,500    Ciments Francais SA           32,667
     2,462    Clarins SA                    35,912
       700    Coflexip SA, ADR              45,255
     1,100    Companie Generale de
                Geophysique SA+             12,155
     2,500    Dassault Systemes SA          98,875

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FRANCE (CONTINUED)
     2,717    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA          $    229,446
    22,000    France Telecom SA          1,062,600
     6,700    Gemplus International
                SA+                         41,205
       900    Genesys SA+                    9,324
     1,100    Groupe AB SA                  19,250
    16,400    Groupe Danone                448,540
     5,000    Havas Advertising SA+         54,400
     6,800    Lafarge SA                   193,614
     2,600    Lagardere Group              122,380
    53,900    Louis Vuitton Moet
                Hennessy                   552,475
     3,500    Pechiney SA                   88,970
     4,950    Pernod Ricard                 86,744
     4,450    PSA Peugeot Citroen          302,038
     2,650    Publicis Groupe+              64,925
     1,250    Publicis Groupe+                 N/A
     1,200    Rhodia SA                     13,680
       800    Scor SA                       35,760
    43,500    Societe Generale             515,192
    19,600    STMicroelectronics NV        666,400
     3,700    Thales SA                    133,968
     5,440    Thomson Multimedia           171,686
    31,805    TotalFinaElf SA, ADR       2,232,711
     1,989    Valeo SA                      80,385
     3,600    Valeo SA                      72,671
    23,800    Vivendi Universal SA       1,380,400
                                      ------------
                                        10,989,884
                                      ------------
    GERMANY -- 8.0%
    54,100    Allianz AG+                1,596,491
    14,100    BASF AG                      555,540
    16,100    Bayer AG                     626,968
    11,760    Bayerische Hypo-und
                Vereinsbank AG             574,441
     1,200    Brokat AG+                     1,584
     1,227    Celanese AG                   26,933
    11,200    Commerzbank AG               283,025
    22,071    Daimler Chrysler
                Aerospace AG             1,017,473
    11,700    Deutsche Bank AG             835,969

SHARES                                       VALUE
--------------------------------------------------
    GERMANY (CONTINUED)
     8,400    Deutsche Lufthansa AG   $    133,690
    66,800    Deutsche Telekom AG        1,499,660
    11,500    Dresdner Bank AG             523,772
    16,600    E.On AG                      859,050
     1,400    Epcos AG                      76,370
     5,200    Fresenius Medical Care
                AG                         122,980
     1,600    Henkel KGaA                   86,025
    13,600    Infineon Technologies
                AG                         318,920
     3,900    Intershop
                Communications AG+           5,928
       400    Ixos Software AG+              2,060
       400    Lion Bioscience AG+           10,720
       228    Pfeiffer Vacuum
                Technology AG                7,410
       700    PrimaCom AG+                   2,870
     1,100    QS Communications AG+          3,850
     7,400    RWE AG                       293,184
     5,604    SAP AG                       196,644
     4,400    Schering AG                  229,460
       500    Schwarz Pharma AG              5,661
     1,400    SGL Carbon AG+                16,730
    19,650    Siemens AG+                1,216,138
    34,400    Volkswagen AG                321,506
                                      ------------
                                        11,451,052
                                      ------------
    GHANA -- 0.0%#
     2,700    Ashanti Goldfields
                Company Ltd.+                8,100
                                      ------------
    GREECE -- 0.2%
     1,200    Antenna TV SA+                 9,672
    22,200    Hellenic
                Telecommunication
                Organization SA
                (OTE)                      142,302
    24,100    National Bank of
                Greece SA                  145,805
     1,400    STET Hellas
                Telecommunications
                SA+                         10,920
                                      ------------
                                           308,699
                                      ------------
    HONG KONG -- 0.4%
     2,100    China Overseas Land &
                Investment Ltd.             18,847

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HONG KONG (CONTINUED)
    18,000    China Resources
                Enterprise Ltd.       $     60,696
     8,800    Cnooc Ltd.+                  166,760
     2,700    Giordano International
                Ltd.                        14,020
    10,600    Henderson Investment
                Ltd.                        38,732
     1,900    i-CABLE Communications
                Ltd.+                       20,330
     7,100    Legend Holdings Ltd.          79,651
     9,500    MTR Corporation Ltd.         162,602
     2,500    SmarTone
                Telecommunications
                Holdings Ltd.+              14,423
     5,700    SUNDAY Communications
                Ltd.+                       10,061
                                      ------------
                                           586,122
                                      ------------
    HUNGARY -- 0.0%#
     4,600    Magyar Tavkozlesi Rt.         68,770
                                      ------------
    ICELAND -- 0.0%#
     1,000    Decode Genetics, Inc.+        12,310
                                      ------------
    INDIA -- 0.5%
     1,000    Dr. Reddy's
                Laboratories Ltd.,
                ADR+                        18,550
     1,900    ICICI Bank Ltd.                9,557
    10,500    ICICI Ltd., ADR               96,600
     5,000    Infosys Technologies
                Ltd.                       325,000
     1,000    Satyam Computer
                Services Ltd., ADR           8,730
     1,700    Satyam Infoway Ltd.+           5,746
     3,100    Videsh Sanchar Nigam
                Ltd., ADR                   41,540
     5,100    Wipro Ltd.                   142,698
                                      ------------
                                           648,421
                                      ------------
    INDONESIA -- 0.1%
     1,900    Gulf Indonesia
                Resources Ltd.+             19,304
     7,150    PT Indorayon Utama+              643
     2,283    PT Indosat                    20,433

SHARES                                       VALUE
--------------------------------------------------
    INDONESIA (CONTINUED)
    11,140    PT Telekomunikasi
                Indonesia             $     61,938
     1,100    PT Tri Polyta
                Indonesia+                      94
                                      ------------
                                           102,412
                                      ------------
    IRELAND -- 0.9%
     9,500    Allied Irish Banks           213,750
       600    Anglo Irish Bank
                Corporation Plc             22,657
     5,700    Bank of Ireland              222,642
     8,600    CRH                          144,910
    12,200    eircom Plc                    52,460
     5,800    Elan Corporation Plc+        353,800
       400    IONA Technologies Plc+        15,400
     2,400    Jefferson Smurfit
                Group                       46,080
     1,200    Parthus Technologies
                Plc+                         9,300
       600    Riverdeep Group Plc,
                ADR+                        16,800
     1,500    Ryanair Holdings Plc+         77,925
     1,100    SmartForce Plc+               38,753
     1,600    Waterford Wedgwood Plc        15,200
                                      ------------
                                         1,229,677
                                      ------------
    ISLE OF GURNSEY -- 0.2%
     4,400    Amdocs Ltd.+                 236,940
                                      ------------
    ISRAEL -- 0.4%
        50    American-Israeli Paper
                Mills                        2,350
       900    AudioCodes Ltd.+               6,363
       700    Blue Square-Israel
                Ltd.                        10,304
     5,000    Check Point Software
                Technologies Ltd.+         252,850
       300    Delta-Galil Industries
                Ltd.                         2,856
     1,700    ECI Telecommunications
                Ltd.                         8,500
       300    ECtel Ltd.+                    4,350
       500    Elbit Medical Imaging
                Ltd.+                        2,693
       500    Elbit Systems Ltd.             7,900
       400    Elron Electronic
                Industries Ltd.              5,200
       700    Floware Wireless
                Systems Ltd.+                2,331

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       300    Fundtech Ltd.+          $      2,010
       500    Gilat Satellite
                Networks Ltd.                6,000
     1,700    Koor Industries Ltd.          12,070
       600    M-Systems Flash Disk
                Pioneers Ltd.+               4,260
       300    Matav-Cable Systems
                Media Ltd.                   4,740
       400    Metalink Ltd.+                 2,788
       200    NICE-Systems Ltd.+             2,580
       700    Orbotech Ltd.+                24,192
       900    Partner Communications
                Company Ltd.+                4,302
       300    RADWARE Ltd.+                  5,415
       900    Scitex Corporation+            6,345
     2,800    Teva Pharmaceutical,
                ADR                        174,440
                                      ------------
                                           554,839
                                      ------------
    ITALY -- 2.6%
     1,972    Benetton Group SpA            53,579
     1,000    De Rigo SpA                    8,630
       300    Ducati Motor Holding
                SpA+                         4,493
    26,700    Enel SpA                     814,350
    17,600    Ente Nazionale
                Idrocarburi SpA          1,085,920
     8,115    Fiat SpA                     160,109
       600    Fila Holding SpA+              2,250
     1,300    Industrie Natuzzi             18,018
     9,900    Luxottica Group              158,400
    15,486    San Paolo-IMI SpA            403,875
    11,600    Telecom Italia SpA         1,020,800
                                      ------------
                                         3,730,424
                                      ------------
    JAPAN -- 12.2%
    18,500    All Nippon Airways
                Company Ltd.+              119,264
       400    Arisawa Manufacturing
                Company Ltd.                 8,820
     4,100    Bandai Company Ltd.           29,834
    19,200    Canon, Inc.                  791,040

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
     2,200    Crosswave
                Communications,
                Inc., ADR+            $      4,950
     1,400    CSK Corporation               43,680
     7,900    Dai'El, Inc.                  29,625
     6,550    Eisai Company Ltd.           146,792
    11,300    Fuji Photo Film
                Company Ltd.               491,550
     7,400    Hitachi Ltd.                 732,526
    10,700    Honda Motor Company
                Ltd.                       941,493
     1,000    Internet Initiative
                Japan, Inc.+                 7,150
     9,100    Ito-Yokado Ltd.              418,600
    19,600    Japan Airlines Company       126,518
    10,700    Japan Telecom Company
                Ltd.                       222,210
     7,650    Kawasaki Heavy
                Industries Ltd.+            50,544
     7,200    Kawasaki Steel
                Corporation                 85,442
     2,300    Kirin Brewery Company        194,350
    12,500    Kobe Steel Ltd.+              35,581
     5,350    Komatsu Ltd.                  98,149
     1,600    Kubota Corporation           124,800
     4,100    Kyocera Corporation          365,269
     3,500    Makita Corporation            21,823
    45,800    Matsushita Electric
                Industrial Company
                Ltd.                       723,640
     3,800    MINEBEA Company Ltd.          50,031
    17,300    Mitsubishi Corporation       278,819
   103,095    Mitsubishi Tokyo
                Finance Group, Inc.+       872,184
     1,700    Mitsui & Company Ltd.        228,310
    35,500    NEC Corporation              486,705
    70,100    Nippon Telegraph &
                Telephone
                Corporation              1,864,660
    27,700    Nissan Motor Company
                Ltd.                       383,645
    12,700    NTT DoCoMo, Inc.           1,104,873
     5,800    Olympus Optical
                Company                     92,919
     3,680    Orix Corporation             179,584

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     4,000    Pioneer Corporation     $    123,400
     1,700    Q.P. Corporation              31,515
     3,000    Ricoh Company Ltd.           323,536
     8,200    Sanyo Electric
                Corporation                264,860
     8,900    Sega Enterprises              39,428
     9,300    Shiseido Ltd.                 87,246
    18,100    Sony Corporation           1,190,980
     8,000    Sumitomo Metal
                Industries+                 48,110
    31,000    Sumitomo Trust &
                Banking Company Ltd.       195,123
     2,900    TDK Corporation              138,330
     6,800    Tokio Marine & Fire
                Insurance Ltd.             316,268
    41,570    Toyota Motor
                Corporation              2,928,607
    71,000    Trend Micro, Inc.+           269,800
       700    Wacoal Corporation            36,750
                                      ------------
                                        17,349,333
                                      ------------
    KOREA -- 0.7%
     5,300    H & CB                        58,724
     5,800    Hanaro Telecom, Inc.,
                ADR+                        14,674
    27,700    Korea Electric Power
                Corporation                263,150
    12,700    Korea Telecom
                Corporation                279,146
     8,200    Pohang Iron & Steel
                Company, Ltd.              161,704
    13,084    SK Telecom Company
                Ltd.                       221,120
                                      ------------
                                           998,518
                                      ------------
    LUXEMBOURG -- 0.0%#
     1,100    Espirito Santo
                Financial Holdings          20,020
       800    Metro International
                SA+                          4,200
       700    Metro International
                SA+                          4,270
     1,100    Millicom International
                Cellular SA+                27,610

SHARES                                       VALUE
--------------------------------------------------
    LUXEMBOURG (CONTINUED)
       400    Quilmes Industrial SA,
                ADR                   $      8,400
       450    SBS Broadcasting SA+          11,588
                                      ------------
                                            76,088
                                      ------------
    MALAYSIA -- 0.0%#
    41,900    Amsteel Corporation
                Berhad                       1,433
    39,500    Resorts World Berhad          53,013
                                      ------------
                                            54,446
                                      ------------
    MEXICO -- 1.1%
     2,300    America Movil S.A. de
                C.V.                        47,978
     1,200    Apasco SA                     32,122
       800    Bufete Industries+                40
    36,100    Carso Global Telecom+        174,796
     6,200    Cemex SA de CV               164,300
       600    Coca-Cola Femsa SA            14,820
       400    Controladora Comercial
                Mexican SA de CV             7,360
     1,605    Desc de CV                    13,514
     2,300    Empresas Ica+                  6,233
     2,400    Gruma SA+                      6,768
       600    Grupo Aeroportuario
                del Sureste S.A.+           11,220
    10,000    Grupo Carso SA+               59,204
       600    Grupo Casa Autrey+             3,540
     2,700    Grupo Elektra                 25,677
     5,400    Grupo Financiero BBVA
                Bancomer, SA de CV+        106,608
     3,900    Grupo Financiero
                Inbursa SA de CV            83,904
     1,500    Grupo Imsa SA                 13,350
       600    Grupo Industrial
                Durango SA+                  3,150
     1,300    Grupo Industrial
                Maseca SA                    3,328
     1,300    Grupo Iusacell SA de
                CV+                          8,983
     3,400    Grupo Telivisa SA,
                GDR+                       136,034
       600    Industries Bachoco SA          3,540
     3,100    Kimberly Clark, Inc.          46,156
     2,500    Savia SA de CV+                7,000

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (CONTINUED)
    10,900    Telefono de Mexico SA,
                ADR                   $    382,481
       300    Transportacion
                Maritima Mexicana
                SA+                          3,594
     1,500    Tubos de Acero de
                Mexico                      18,975
     2,500    Tv Azteca SA de CV            16,025
     2,600    Vitro Sociedad Anomina         6,916
     3,700    Wal-Mart de Mexico SA
                de CV                      100,163
                                      ------------
                                         1,507,779
                                      ------------
    NETHERLANDS -- 4.5%
    31,900    ABN AMRO Holding             603,867
    29,600    AEGON Insurance              840,640
     6,300    Akzo Nobel                   268,254
       900    ASM International NV+         17,865
     9,200    ASM Lithography
                Holdings NV+               204,700
     6,100    Baan Company+                 12,810
     3,300    CNH Global NV                 19,569
     2,700    Completel Europe NV+           6,210
       700    Core Laboratories NV+         13,125
       800    Crucell NV+                    5,600
     8,500    DSM                           73,937
     7,400    Elsevier                     185,000
     4,400    Equant NV+                   119,504
     8,900    Fortis (NL) NV               216,389
     1,300    Gucci Group                  108,875
       900    Head NV                        3,438
     3,200    Hunter Douglas NV             22,417
    21,505    ING Groep NV               1,416,534
     2,700    Ispat International NV         9,126
     1,075    KLM Royal Dutch
                Airlines NV+                18,974
    13,860    Koninklijke Ahold            435,897
    29,022    Koninklijke Philips
                Electronics NV             767,051
       400    Koninklijke Vopak NV           8,212
     1,800    Koninklijke Wessanen
                NV                          18,438
     9,800    Kpnqwest NV+                 108,878
     6,900    Libertel NV+                  61,042
     2,800    New Skies Satellites
                NV+                         19,460

SHARES                                       VALUE
--------------------------------------------------
    NETHERLANDS (CONTINUED)
     1,900    Oce Van Der Griten      $     19,760
     3,000    QIAGEN NV, ADR+               66,150
     1,000    Royal Nedlloyd Group           9,841
    27,219    Royal PTT Nederland          154,060
    10,583    TNT Post Group NV            219,068
       600    Toolex Alpha NV+               1,230
     9,700    United Pan-Europe
                Communications NV+          24,444
     1,500    Versatel Telecom
                International NV+            4,260
     5,200    VNU - Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit              176,086
     6,200    Wolters Kluwer               166,647
                                      ------------
                                         6,427,358
                                      ------------
    NEW ZEALAND -- 0.1%
       725    Fletcher Building Ltd.         6,779
     1,860    Fletcher Challenge,
                Forests+                     2,120
     7,250    Rubicon Ltd.+                  2,052
       700    Sky Network Television
                Ltd.+                        9,564
     4,800    Telecommunications of
                New Zealand Ltd.            87,120
       900    Tranz Rail Holdings
                Ltd.                         4,050
                                      ------------
                                           111,685
                                      ------------
    NORWAY -- 0.4%
       900    Bergesen d.y. ASA             16,389
     2,100    Nera ASA                       5,985
     5,050    Norsk Hydro AS               215,635
       200    Odfjell ASA                    3,021
     4,100    Orkla ASA                     74,222
     2,000    Petroleum
                Geo-Services+               20,220
     1,200    Smedvig ASA                   11,640
    13,200    Telenor ASA                  160,644
     3,300    Tomra Systems ASA             51,963
       400    Unitor ASA+                    2,249
                                      ------------
                                           561,968
                                      ------------
    PANAMA -- 0.0%#
       400    Banco Latinoamericano
                de Exportaciones SA         14,708
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERU -- 0.0%#
     8,800    Banco Wiese Sudameris   $      2,966
       800    Compania de Minas
                Buenaventura SA             14,752
     1,800    Southern Peru Copper
                Corporation                 22,230
                                      ------------
                                            39,948
                                      ------------
    PHILIPPINES -- 0.1%
     8,800    Manila Electric
                Company                      9,317
     2,700    Philippine Long
                Distance Telephone
                Company                     37,935
     4,582    San Miguel Corporation        41,512
                                      ------------
                                            88,764
                                      ------------
    POLAND -- 0.0%#
       600    Netia Holdings SA+             3,984
                                      ------------
    PORTUGAL -- 0.3%
     4,999    Banco Comercial
                Portuges SA                 95,989
     6,600    Electricidade de
                Portugal SA                159,720
    23,460    Portugal Telecom SA          162,109
                                      ------------
                                           417,818
                                      ------------
    RUSSIA -- 0.4%
     2,100    Irkutskenergo                  8,033
     3,700    Lukoil, ADR                  177,471
     2,200    Mobile Telesystems+           60,280
     5,600    Mosenergo                     21,896
     2,600    Rostelecom                    13,650
     9,000    Sibneft                       41,400
    10,500    Surgutneftegaz               134,295
     2,400    Tatneft                       25,416
     9,000    Unified Energy Systems       102,600
     1,000    Vimpel Communications,
                ADR+                        16,410
                                      ------------
                                           601,451
                                      ------------
    SINGAPORE -- 0.8%
     3,500    Asia Pacific Resources
                International
                Holdings Ltd.+               1,890
     4,500    Asia Pulp & Paper
                Company Ltd.+                  540

SHARES                                       VALUE
--------------------------------------------------
    SINGAPORE (CONTINUED)
    23,300    Capitaland Ltd.         $     63,935
     3,000    Chartered
                Semiconductor
                Manufacturing+              75,750
    11,600    City Developments Ltd.        44,886
     1,900    Creative Technology
                Ltd.                        16,074
     2,600    Cycle & Carriage Ltd.          9,133
     5,203    DBS Group Holdings
                Ltd.                       153,067
     8,800    Flextronics
                International Ltd.+        229,768
     8,375    Keppel Corporation
                Ltd.                        33,280
     4,000    Neptune Orient Lines
                Ltd.+                       12,294
    34,000    Singapore
                Telecommunications
                Ltd.                       354,562
     2,200    St Assembly Test
                Services Ltd.+              22,110
    11,600    United Overseas Bank
                Ltd.                       146,436
     2,750    United Overseas Land
                Ltd.                        11,290
                                      ------------
                                         1,175,015
                                      ------------
    SOUTH AFRICA -- 0.4%
     4,300    AngloGold Ltd.                77,013
     1,300    Avgold Ltd.                    7,963
     1,500    Harmony Gold Mining
                Company Ltd.                 8,535
     4,697    Imperial Holdings Ltd.        39,330
     1,500    Investec Bank Ltd.            44,473
     5,700    Iscor Ltd.+                   20,506
     6,000    Liberty Group Ltd.            43,244
     2,300    Nedcor Ltd.                   90,161
     2,400    Pepkor Ltd.                    6,320
     5,300    Sappi Ltd.                    47,435
    13,400    Sasol Ltd., ADR              121,538
     4,400    Wooltru Ltd.                   3,766
                                      ------------
                                           510,284
                                      ------------
    SPAIN -- 2.7%
    69,433    Banco Bilbao Vizcaya
                Argentaria SA              897,074
    80,860    Banco Santander
                Central Hispano SA         743,104

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SPAIN (CONTINUED)
    27,000    Banesto Espanol de
                Credito               $    158,514
     1,700    Bankinter SA                  56,847
    23,300    Endesa SA                    370,004
    26,450    Repsol                       440,657
    27,907    Telefonica de Espana
                SA                       1,039,257
     7,500    Telefonica Moviles SA+        50,625
     5,000    Telepizza SA+                  9,312
    13,700    Terra Networks SA            104,257
                                      ------------
                                         3,869,651
                                      ------------
    SWEDEN -- 1.3%
     2,666    Atlas Copco                   52,781
     2,300    Autoliv, Inc.                 39,744
       250    Biacore International
                AB+                          9,187
     3,900    Electrolux AB                108,069
   160,000    Ericsson (L.M.)
                Telephone Company          867,200
    11,600    Forenings Sparbanken
                AB                         134,276
     1,200    Industriforvaltings AB
                Kinnevik                    27,000
       200    Modern Times Group MTG
                AB                          22,500
     6,150    Sandvik AB                   123,734
     2,200    Scania AB                     39,600
     2,500    SKF AB                        39,500
     3,400    Song Networks Holding
                AB, ADR+                     7,004
     4,500    Svenska Cellulosa AB          95,292
     1,000    Swedish Match Company         46,050
     2,300    Tele2 AB+                     72,680
     9,800    Volvo AB                     148,960
                                      ------------
                                         1,833,577
                                      ------------
    SWITZERLAND -- 7.0%
     2,700    ABB Ltd., ADR+                40,905
    14,500    Adecco SA                    172,985
     4,600    Carrier 1
                International SA+            3,220
     2,900    Ciba Specialty
                Chemicals AG                83,651

SHARES                                       VALUE
--------------------------------------------------
    SWITZERLAND (CONTINUED)
    11,500    Compagnie Financiere
                Richemont AG          $    293,308
    23,700    Credit Suisse Group          974,122
     5,700    Holcim Ltd.                  118,167
       800    Logitech International
                SA+                         25,760
       800    Mettler Toledo
                International, Inc.+        34,600
    34,800    Nestle                     1,849,056
    53,632    Novartis                   1,938,797
    15,500    Roche Holdings Ltd.        1,116,783
    10,300    Serono SA                    256,985
     2,200    Sulzer Medica                 15,576
     6,400    Swiss Re                     639,519
    16,200    Swisscom AG                  386,370
    12,394    Syngenta AG+                 133,855
     9,330    UBS AG                     1,324,953
    18,524    Zurich Financial
                Services AG                631,776
                                      ------------
                                        10,040,388
                                      ------------
    TAIWAN -- 1.3%
    11,700    Advanced Semiconductor
                Engineering, Inc.           35,685
     1,700    ASE Test Ltd.+                21,743
     1,050    GigaMedia Ltd.+                1,365
     7,075    Macronix International
                Co., Ltd., ADR              75,988
     5,500    Siliconware Precision
                Industries Company          15,510
    86,195    Taiwan Semiconductor
                Manufacturing
                Company                  1,309,305
    48,500    United
                Microelectronics
                Corporation, ADR+          431,650
                                      ------------
                                         1,891,246
                                      ------------
    THAILAND -- 0.1%
     5,200    Advanced Information
                Services PCL                55,355
     1,524    Shin Corporations PCL+        22,888
                                      ------------
                                            78,243
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TURKEY -- 0.0%#
    23,299    Turkcell Iletisim
                Hizmetleri AS         $     65,238
                                      ------------
    UNITED KINGDOM -- 27.5%
    15,600    Abbey National Plc           541,471
    23,100    Allied Domeq Plc             144,326
     8,500    Amvescap Plc                 294,355
     7,100    ARM Holdings Plc+             84,490
    39,136    Astra Zeneca Group Plc     1,829,608
     2,800    Autonomy Corporation
                Plc+                        16,800
    35,200    AXA, SA                      991,584
    23,400    BAA Plc                      217,203
   102,400    Baltimore Technologies
                Plc+                        38,576
     4,800    Baltimore Technologies
                Plc+                         4,272
     8,500    Barclays Plc               1,066,750
    17,214    Bass Publishing
                Limited Company Plc        186,772
       600    Bespak Plc                     4,958
    15,492    BG Group Plc                 305,967
    47,100    Billiton Plc                 230,602
    17,172    Blue Circle Industries
                Plc                        118,942
     5,400    BOC Group Plc                159,300
       900    Body Shop
                International Plc            5,981
     2,800    Bookham Technology
                Plc+                         8,120
    82,600    BP Amoco Plc, ADR          4,117,610
     2,400    British Airways Plc          117,408
    17,291    British American
                Tobacco Plc                273,198
     1,500    British Biotech Plc+           4,448
     3,400    British Energy Plc            53,210
     6,300    British Sky
                Broadcasting Group
                Plc+                       378,000
    14,300    British
                Telecommunications
                Plc                        924,495
     2,000    Bunzl Plc                     68,500
    20,468    Cable & Wireless Plc         368,424
    11,300    Cadbury Schweppes Plc        307,360

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     1,300    Cambridge Antibody
                Technology Group
                Plc, ADR+             $     40,235
     3,000    Carlton Communications
                Plc                         72,300
     2,900    Celltech Group Plc+           95,700
     5,150    Coats Viyella Plc             11,353
     3,500    COLT Telecom Group
                Plc+                        98,000
     3,000    Cookson Group Plc             27,108
       970    Cordiant
                Communications Group
                Plc                         12,465
     6,700    Corus Group Plc               56,414
    19,783    Diageo Plc                   869,463
     1,000    Dialog Semiconductor
                Plc+                         4,020
    14,090    Dixons Group Plc             138,068
     2,300    Eidos Plc+                     8,855
     8,625    EMI Group Plc                 97,102
     6,500    Energis Plc+                  93,275
     1,400    Enodis Plc                    11,760
     3,700    Enterprise Oil Plc            92,130
    19,700    Eurotunnel Plc+               41,027
     2,200    Freeserve Plc+                24,750
       912    Galen Holdings Plc,
                ADR                         42,955
     3,700    Gallaher Group Plc            92,130
    15,900    Gkn Plc                      153,065
    68,536    Glaxo Wellcome Plc         3,851,723
    19,000    Great Universal Stores
                Plc                        162,332
    14,200    Halifax Group Plc            493,152
     2,825    Hanson Trust Plc             105,231
    16,500    Hilton Group Plc             110,690
    37,100    HSBC Holdings Plc          2,222,290
       200    ICON Plc+                      6,034
    32,900    Imagination
                Technologies Group
                Plc+                        53,167
     4,000    Imperial Chemical
                Industries Plc              95,000
     5,725    Imperial Tobacco Group
                Plc                        133,656
    24,580    Innogy Holdings Plc          755,835
     2,480    International Power
                Plc+                       104,904
    42,180    Invensys Plc                 159,575
     9,100    J Sainsbury Plc              226,911

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
       800    J.D. Wetherspoon Plc    $     20,702
     4,500    James Hardie
                Industries                  24,246
     1,100    Jazztel Plc+                   6,523
     2,100    Johnson Matthey Plc           62,258
    15,300    Kewill Systems Plc+           22,193
     1,100    Kidde Plc                     12,626
    14,700    Kingfisher Plc               159,912
       700    lastminute.com Plc+            1,449
     2,600    Laura Ashley Holdings
                Plc+                         6,856
    19,400    Legal & General Group
                Plc                        218,954
    30,300    Lloyds TSB Group Plc       1,209,376
     1,500    London Pacific Group
                Ltd. Plc                     8,820
     3,400    Lonmin Plc                    49,108
   560,400    Marconi Plc                1,996,705
    15,200    Marconi Plc                  113,696
    10,500    Marks & Spencer Plc          229,038
       600    MERANT Plc+                    3,600
     6,370    National Grid Group
                Plc                        235,053
     1,200    NDS Group Plc, ADR+           40,680
    14,100    Nxt Plc+                      55,103
     2,800    Nycomed Amersham Plc         102,200
     1,300    Oxford GlycoSciences
                Plc+                        20,475
     3,850    P & O Princess Cruises
                Plc                         81,620
    17,500    Pearson Plc                  287,959
     7,500    Peninsular & Oriental
                Steam Plc                   61,178
     3,600    Powergen Plc                 145,800
     3,000    Premier Farnell Plc           22,500
     2,300    Premier Oil Plc+               7,440
    21,800    Prudential Plc               526,727
    83,100    Psion Plc                    105,327
     1,000    Railtrack Group Plc           46,763
     8,500    Rank Group Plc                55,250
     6,300    Reed International Plc       223,020
     2,200    Regus Plc+                    23,364
     6,300    Rentokil Initial Plc         213,975
     5,253    Reuters Group Plc            408,421

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     9,911    Rexam Plc               $     42,667
     5,800    Rio Tinto Plc                421,370
     6,600    Rolls-Royce Plc              108,253
     6,300    Royal & Sun Alliance
                Insurance Group Plc        234,990
       900    Scottish & Southern
                Energy Plc                  84,173
     6,600    Scottish Power Plc           192,720
    36,500    Shell Transportation &
                Trading Plc              1,837,410
     2,820    Shire Pharmaceuticals
                Group Plc+                 156,510
     1,200    Signet Group Plc              45,240
     1,000    SkyePharma Plc+               11,500
     2,000    Smith & Nephew Plc           105,020
    17,094    South African
                Breweries Plc              129,354
     6,900    Spirent Plc                   42,843
       900    Stolt Offshore SA,
                ADR+                        11,025
       650    Stolt-Nielsen SA Plc          11,603
     2,500    Tate & Lyle Plc               39,625
       600    Taylor Nelson Sofres
                Plc                         25,885
     4,707    Telewest
                Communications Plc+         59,544
    49,000    Tesco Plc                    532,356
     6,300    TI Group Plc                  67,347
     6,100    Tomkins Plc                   63,440
     3,100    Trinity Mirror Plc            34,573
    16,053    Unilever Plc                 553,828
     7,249    United Business Media
                Plc                         59,587
     6,100    United Utilities Plc         119,560
   146,562    Vodafone Group Plc         3,275,663
       300    Wembley Plc                   11,181
    15,000    Wolseley Plc, ADR+           558,513
     3,400    WPP Group Plc                170,850
                                      ------------
                                        39,240,952
                                      ------------
    UNITED STATES -- 0.0%#
       343    Calpine Corporation+          12,965
       103    Capstone Turbine
                Corporation+                 2,275
       300    Peak International
                Ltd.+                        1,920

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
       500    Philip Services
                Corporation           $      1,423
       800    Silverline
                Technologies Ltd.            2,440
                                      ------------
                                            21,023
                                      ------------
    VENEZUELA -- 0.0%#
     1,400    C.A. La Electricidad
                de Caracas                  25,925
     1,200    Compania Anonima
                Nacional Telefonos
                de Venezuela                28,128
       600    Corimon CA SA                 16,440
                                      ------------
                                            70,493
                                      ------------
TOTAL COMMON STOCKS
  (Cost $126,610,053)                  139,649,033
                                      ------------
INVESTMENT COMPANY SECURITIES -- 1.5%
    UNITED STATES -- 1.5%
    33,000    MSCI Australia Index
                Fund                       319,770
       600    MSCI Belgium Index
                Fund                         6,684
    10,000    MSCI CDA Index Fund          115,000
    90,400    MSCI Japan Index Fund        924,792
    10,000    MSCI Mexico Free Index
                Fund                       168,500
    21,300    MSCI United Kingdom
                Index Fund                 335,475
     5,000    S&P Global 100 Index
                Fund                       316,500
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $2,193,868)                      2,186,721
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $1,065,000)
 1,065,000    Agreement with State
                Street Bank & Trust
                Company,
                3.8800% dated
                06/29/2001, to be
                repurchased at
                $1,065,344 on
                07/02/2001,
                collateralized by
                $1,050,000 U.S.
                Treasury Note,
                5.750%, maturing
                11/15/2005 (value
                $1,090,688)           $  1,065,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $31,902,248)       22.4%       31,902,248
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $161,771,169*)    122.7%      174,803,002
OTHER ASSETS AND
  LIABILITIES (NET)       (22.7)      (32,313,224)
                          -----      ------------
NET ASSETS                100.0%     $142,489,778
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes $130,339,344.
** As of June 30, 2001, the market value of the securities on loan is $30,519,620. Collateral received for securities loaned of $31,902,248 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder International Equity Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Banks..................     11.4%     $ 16,306,099
Oil & Gas..............      8.9        12,639,038
Diversified
  Telecommunication
  Services.............      8.5        12,152,322
Pharmaceuticals........      8.1        11,552,180
Wireless
  Telecommunication
  Services.............      5.0         7,150,853
Industrial
  Conglomerates........      4.8         6,863,154
Diversified
  Financials...........      4.5         6,344,113
Communication
  Equipment............      4.3         6,133,036
Automobiles............      4.3         6,191,511
Media..................      3.6         5,125,502
Insurance..............      3.5         4,965,291
Electric Utilities.....      3.2         4,624,143
Semiconductor
Equipment & Products...      2.5         3,620,289
Household Durables.....      2.4         3,458,091
Food Products..........      2.4         3,356,430
Metals & Mining........      1.7         2,475,519
Chemicals..............      1.6         2,329,737
Beverages..............      1.4         1,937,703
Electronic Equipment &
  Instruments..........      1.3         1,811,641
Food & Drug
  Retailing............      1.1         1,588,749
Software...............      0.9         1,236,678
Real Estate............      0.9         1,276,764
Office Electronics.....      0.8         1,134,336
Machinery..............      0.8         1,122,147
Multiline Retail.......      0.7         1,045,845
Construction
  Materials............      0.6           874,039
Airlines...............      0.6           806,115
Textiles & Apparel.....      0.5           768,798
Hotels, Restaurants &
  Leisure..............      0.5           754,065
Computers &
  Peripherals..........      0.5           777,289
Building Products......      0.5           741,304
Trading Companies &
  Distributors.........      0.4           507,129
Tobacco................      0.4           545,034
Road & Rail............      0.4           532,870
Paper & Forest
  Products.............      0.4           539,856

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
Leisure Equipment &
  Products.............      0.4%     $    533,956
Health Care Equipment &
  Supplies.............      0.4           497,462
Gas Utilities..........      0.4           521,234
Transportation
  Infrastructure.......      0.3           447,704
IT Consulting &
  Services.............      0.3           371,120
Internet Software &
  Services.............      0.3           471,358
Electrical Equipment...      0.3           397,146
Commercial Services &
  Supplies.............      0.3           417,649
Biotechnology..........      0.3           444,367
Specialty Retail.......      0.2           278,704
Multi-Utilities........      0.2           326,241
Auto Components........      0.2           249,193
Air Freight &
  Couriers.............      0.2           243,648
Personal Products......      0.1           129,138
Marine.................      0.1           167,676
Internet & Catalog
  Retail...............      0.1           162,332
Health Care Providers &
  Services.............      0.1           204,985
Energy Equipment &
  Services.............      0.1           121,836
Containers &
  Packaging............      0.1           168,504
Aerospace & Defense....      0.1           174,638
Other..................      0.0#           32,472
                           -----      ------------
TOTAL COMMON STOCKS....     98.0       139,649,033
INVESTMENT COMPANY
  SECURITIES...........      1.5         2,186,721
REPURCHASE AGREEMENT...      0.8         1,065,000
OTHER INVESTMENTS......     22.4        31,902,248
                           -----      ------------
TOTAL INVESTMENTS......    122.7       174,803,002
OTHER ASSETS AND
  LIABILITIES (NET)....    (22.7)      (32,313,224)
                           -----      ------------
NET ASSETS.............    100.0%     $142,489,778
                           =====      ============

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 89.3%
    AUSTRIA -- 1.0%
     32,120    Gericom AG             $    932,288
     54,000    Yline Internet
                 Business Services
                 AG+                       455,335
                                      ------------
                                         1,387,623
                                      ------------
    BELGIUM -- 0.6%
    140,000    Ubizen                      925,415
                                      ------------
    BERMUDA -- 0.4%
  1,083,000    Digital China
                 Holdings, Ltd.            565,812
                                      ------------
    BRAZIL -- 0.8%
    150,000    Embratel
                 Participacoes SA,
                 ADR                     1,122,000
    168,200    IdeiasNet+                   48,516
                                      ------------
                                         1,170,516
                                      ------------
    CHINA -- 0.7%
    100,000    Hutchison Whampoa,
                 Ltd.                    1,009,641
                                      ------------
    FINLAND -- 2.7%
    173,000    Nokia AB Oyj              3,924,718
                                      ------------
    FRANCE -- 4.0%
    100,000    ActivCard+                  865,000
     63,000    Dassault Systemes SA      2,430,282
     85,500    ILOG SA+                  1,304,225
     65,800    Integra SA+                 134,945
    250,050    Memscap SA+                 970,524
                                      ------------
                                         5,704,976
                                      ------------
    GERMANY -- 3.7%
     48,700    ADVA AG Optical
                 Networking                216,672
     63,400    Deutsche Telekom AG       1,446,366
     49,850    OnVista AG+                 272,483
      8,950    SAP AG                    1,243,204
     31,800    Software AG               2,080,455
                                      ------------
                                         5,259,180
                                      ------------
    HONG KONG -- 4.9%
 10,000,000    Arcontech Corporation     1,628,247
    608,500    China Mobile (Hong
                 Kong), Ltd.+            3,206,409

SHARES                                       VALUE
--------------------------------------------------
    HONG KONG (CONTINUED)
106,450,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+      $  2,047,168
 13,000,000    Trasy Gold Ex Ltd.+          71,668
                                      ------------
                                         6,953,492
                                      ------------
    INDIA -- 1.0%
    108,002    Videsh Sanchar Nigam
                 Ltd., ADR               1,447,227
                                      ------------
    IRELAND -- 1.9%
     94,500    Riverdeep Group Plc,
                 ADR+                    2,646,000
                                      ------------
    ISRAEL -- 1.7%
     22,950    Check Point Software
                 Technologies Ltd.+      1,160,582
    250,000    GEO Interactive Media
                 Group Plc+                739,357
     48,750    Gilat Satellite
                 Networks Ltd.             585,000
                                      ------------
                                         2,484,939
                                      ------------
    ITALY -- 1.4%
    400,000    Telecom Italia SpA        2,040,659
                                      ------------
    JAPAN -- 13.0%
     70,000    ANRITSU Corp.             1,058,055
    114,050    Crosswave
                 Communications,
                 Inc., ADR+                256,612
        215    DDI Corp.                 1,003,368
    120,000    Furukawa Electric
                 Co., Ltd.                 957,421
     10,000    Kyocera Corporation         882,046
    100,000    NEC Corp.                 1,351,135
        100    Net One Systems Co.,
                 Ltd.                    2,229,172
        200    NTT DoCoMo, Inc.          3,480,074
     40,500    Sony Corp.                2,662,978
     22,000    TDK Corp.                 1,024,938
    100,000    Trend Micro, Inc.         3,752,706
                                      ------------
                                        18,658,505
                                      ------------

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    KOREA -- 1.8%
    115,675    Hanaro Telecom, Inc.,
                 ADR+                 $    292,658
     67,700    Hynix Semiconductor,
                 Inc., GDR+,++             729,467
      5,000    Samsung Electronics
                 Company Ltd.              738,178
      6,000    SK Telecom Company
                 Ltd.                      883,506
                                      ------------
                                         2,643,809
                                      ------------
    LUXEMBOURG -- 4.3%
     39,000    Audiofina                 2,363,113
    171,764    Gemplus International
                 SA+                       516,743
     25,000    Societe Europeenne
                 des Satellites          3,283,868
                                      ------------
                                         6,163,724
                                      ------------
    MEXICO -- 1.5%
     55,000    Grupo Telivisa SA,
                 GDR+                    2,200,550
                                      ------------
    NETHERLANDS -- 3.0%
    190,000    ASM Lithography
                 Holding NV+             4,265,299
                                      ------------
    NORWAY -- 0.8%
     17,500    Opticom ASA+              1,114,184
                                      ------------
    SPAIN -- 2.4%
    120,000    Promotora de
                 Informaciones SA        1,281,344
    450,000    Telefonica Publicidad
                 e Informacion SA        2,135,573
                                      ------------
                                         3,416,917
                                      ------------
    SWEDEN -- 2.2%
    187,000    Eniro AB                  1,848,846
     21,320    Observer AB, Series A       132,355
    177,080    Observer AB, Series B     1,107,463
                                      ------------
                                         3,088,664
                                      ------------
    SWITZERLAND -- 0.5%
     17,000    Swisslog Holding AG+        761,759
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    TAIWAN -- 1.3%
    479,300    GigaMedia Ltd.+        $    623,090
    100,000    Hon Hai Precision
                 Industry Co., Ltd.,
                 GDR                     1,220,000
                                      ------------
                                         1,843,090
                                      ------------
    THAILAND -- 0.8%
    702,000    Hana Microelectronics
                 Public Company Ltd.     1,093,724
                                      ------------
    TURKEY -- 0.5%
313,372,500    Vestel Elektronik
                 Sanayi ve Ticaret
                 AS                        761,494
                                      ------------
    UNITED KINGDOM -- 10.4%
    350,000    Cable & Wireless Plc      2,061,575
    750,000    Kingston
                 Communication
                 (Hull) Plc              1,262,189
    500,000    Marconi Plc               1,781,499
     65,000    NDS Group Plc, ADR+       2,203,500
    700,000    Orchestream Holdings
                 Plc+                      793,676
  1,500,000    RiverSoft Plc+              855,542
    130,000    SurfControl Plc+            668,238
    500,000    TTP Communications
                 Plc+                    1,256,908
    982,321    Virtual Internet Plc+       456,523
  1,600,000    Vodafone Group Plc        3,548,916
                                      ------------
                                        14,888,566
                                      ------------
    UNITED STATES -- 22.0%
    130,000    AOL Time Warner,
                 Inc.+                   6,890,000
      7,900    Brocade
                 Communications
                 Systems, Inc.+            347,521
     21,900    Charter
                 Communications,
                 Inc.+                     511,365
     75,000    Cisco Systems, Inc.+      1,365,000
     35,025    CNET Networks, Inc.+        455,325
      2,700    Comverse Technology,
                 Inc.+                     154,170
    150,000    DoubleClick, Inc.+        2,094,000
    100,000    eBay, Inc.+               6,849,000

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------


SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
     14,100    Foundry Networks,
                 Inc.+                $    281,718
    251,400    Global Crossing Ltd.,
                 ADR+                    2,172,096
    635,975    iAsiaWorks, Inc.+           120,835
    110,000    InfoSpace, Inc.+            422,400
      8,800    McDATA Corporation+         154,440
     50,000    Micromuse, Inc.+          1,399,500
     12,600    ONI Systems
                 Corporation+              351,540
     44,200    Qwest Communications
                 International, Inc.     1,408,654
      8,500    Rediff.com India
                 Ltd.+                      17,170
     50,000    SurfControl Plc, GDR+       780,000
    258,260    Systex Corporation,
                 GDR                       878,084
     19,800    TMP Worldwide, Inc.+      1,188,000
     28,900    VeriSign, Inc.+           1,734,289
     65,000    Vignette Corporation+       576,550
     65,000    Yahoo!, Inc.+             1,299,350
                                      ------------
                                        31,451,007
                                      ------------
TOTAL COMMON STOCKS
  (Cost $235,596,174)                  127,871,490
                                      ------------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 9.8%
  (Cost $14,057,000)
$14,057,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 3.880% dated
                 06/29/2001, to be
                 repurchased at
                 $14,061,545 on
                 07/02/2001,
                 collateralized by
                 $14,344,500 U.S.
                 Treasury Bill,
                 3.530% maturing
                 12/27/2001 (value
                 $14,344,500)         $ 14,057,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $6,304,715)         4.4%        6,304,715
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $255,957,889*)    103.5%      148,233,205
OTHER ASSETS AND
  LIABILITIES (NET)        (3.5)       (4,975,224)
                          -----      ------------
NET ASSETS                100.0%     $143,257,981
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $260,670,952.
** As of June 30, 2001, the market value of the securities on loan is $6,251,388. Collateral received for securities loaned of $6,304,715 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder International NetNet Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Media..................     13.9%     $ 19,853,814
Internet Software &
  Services.............     13.5        19,319,374
Software...............     10.9        15,624,045
Wireless
  Telecommunication
  Services.............      9.9        14,162,932
Diversified
  Telecommunication
  Services.............      7.6        10,920,107
Industrial
  Conglomerates........      7.1        10,229,131
Communication
  Equipment............      6.4         9,162,278
Computers &
  Peripherals..........      5.6         8,081,964
Semiconductor Equipment
  & Products...........      4.0         5,732,944
Electronic Equipment &
  Instruments..........      2.9         4,185,039
Household Durables.....      2.4         3,424,472
Machinery..............      2.0         2,808,927
Chemicals..............      0.9         1,304,225
Commercial Services &
  Supplies.............      0.8         1,107,462
Electrical Equipment...      0.7           957,421
Diversified
  Financials...........      0.6           865,000
IT Consulting &
  Services.............      0.1           132,355
                           -----      ------------
TOTAL COMMON STOCKS....     89.3       127,871,490
REPURCHASE AGREEMENT...      9.8        14,057,000
OTHER INVESTMENTS......      4.4         6,304,715
                           -----      ------------
TOTAL INVESTMENTS......    103.5       148,233,205
OTHER ASSETS AND
  LIABILITIES (NET)....     (3.5)       (4,975,224)
                           -----      ------------
NET ASSETS.............    100.0%     $143,257,981
                           =====      ============

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 99.8%
    AEROSPACE & DEFENSE -- 2.2%
 110,000     DRS Technologies, Inc.+   $  2,527,800
                                       ------------
    AIR FREIGHT & COURIERS -- 2.6%
  45,000     A.C.L.N. Ltd.+               1,401,750
 400,000     Air Methods Corporation+     1,576,000
                                       ------------
                                          2,977,750
                                       ------------
    BANKS -- 5.6%
  60,000     Boston Private Financial
               Holdings, Inc.             1,344,000
  40,000     CVB Financial
               Corporation                  768,000
  75,000     Macatawa Bank
               Corporation                1,260,750
  50,000     Sterling Bancshares,
               Inc.                         959,000
  50,000     Superior Financial
               Corporation+                 745,000
  50,000     Wintrust Financial
               Corporation                1,242,500
                                       ------------
                                          6,319,250
                                       ------------
    BIOTECHNOLOGY -- 3.5%
 175,000     Organogenesis, Inc.+         1,295,000
 125,000     Serologicals
               Corporation+               2,667,500
                                       ------------
                                          3,962,500
                                       ------------
    CHEMICALS -- 2.6%
 100,000     Applied Films
               Corporation+               2,100,000
  82,500     Eden Bioscience
               Corporation+                 824,175
                                       ------------
                                          2,924,175
                                       ------------
    COMMERCIAL SERVICES & SUPPLIES -- 7.2%
  80,000     Baker Michael
               Corporation+               1,108,000
 275,000     Headwaters, Inc.+            4,400,000
  80,000     Mobile Mini, Inc.+           2,638,400
                                       ------------
                                          8,146,400
                                       ------------
    COMMUNICATION EQUIPMENT -- 3.8%
 120,000     Gentner Communications
               Corporation+               1,272,000
 150,000     SpectraLink Corporation+     1,951,500
  73,500     TESSCO Technologies,
               Inc.+                      1,034,145
                                       ------------
                                          4,257,645
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    COMPUTERS & PERIPHERALS -- 3.2%
 146,400     IKOS Systems, Inc.+       $  1,077,504
 169,400     Qualstar Corporation+        1,109,570
  30,000     ScanSource, Inc.+            1,422,600
                                       ------------
                                          3,609,674
                                       ------------
    CONSTRUCTION MATERIALS -- 1.6%
 220,000     Ceradyne, Inc.+              1,782,000
                                       ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 8.8%
 190,000     Alpha Technologies
               Group, Inc.+                 950,000
 155,000     Conductus, Inc.+               799,800
  40,000     DuraSwitch Industries,
               Inc.+                        619,600
  70,000     Jaco Electronics, Inc.+        429,800
  75,000     Measurement Specialties,
               Inc.+                      1,256,250
  75,000     Powell Industries, Inc.+     2,250,000
  75,000     SBS Technologies, Inc.+      1,419,000
 133,800     Spectrum Control, Inc.+        797,448
 330,000     White Electronic Designs
               Corporation+               1,428,900
                                       ------------
                                          9,950,798
                                       ------------
    ENERGY EQUIPMENT & SERVICES -- 2.4%
 200,000     NATCO Group, Inc., Class
               A+                         1,760,000
  50,000     Offshore Logistics,
               Inc.+                        950,000
                                       ------------
                                          2,710,000
                                       ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 12.6%
 160,000     Intuitive Surgical,
               Inc.+                      2,161,600
  75,000     Med-Design Corporation+      2,260,500
  60,000     Meridian Medical
               Technologies, Inc.+          795,000
  96,500     Micro Therapeutics,
               Inc.+                        772,000
 150,000     Neogen Corporation+          1,942,500
  50,000     Polymedica Corporation+      2,025,000
 200,000     Radiance Medical
               Systems, Inc.+             1,056,000
 300,000     STAAR Surgical Company+      1,449,000
 150,000     Transgenomic, Inc.+          1,816,500
                                       ------------
                                         14,278,100
                                       ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PROVIDERS & SERVICES -- 2.1%
  68,000     Horizon Health
               Corporation+            $    860,880
 100,000     Option Care, Inc.+           1,520,000
                                       ------------
                                          2,380,880
                                       ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
 100,000     Dave & Busters, Inc.+          841,000
  64,000     Multimedia Games, Inc.+      1,420,800
  55,000     O' Charley's, Inc.+          1,065,900
                                       ------------
                                          3,327,700
                                       ------------
    INDUSTRIAL CONGLOMERATES -- 1.2%
  35,000     Optimal Robotics
               Corporation+               1,330,000
                                       ------------
    INSURANCE -- 0.6%
       1     Aon Corporation                     35
  40,000     Scottish Annuity & Life
               Holdings Ltd.                680,000
                                       ------------
                                            680,035
                                       ------------
    INTERNET SOFTWARE & SERVICES -- 2.7%
 150,000     Websense, Inc.+              3,000,000
                                       ------------
    MACHINERY -- 1.7%
 300,000     Valence Technology,
               Inc.+                      1,929,000
                                       ------------
    MEDIA -- 5.6%
 205,000     Regent Communications,
               Inc.+                      2,457,950
  73,000     Saga Communications,
               Inc., Class A+             1,733,020
 240,000     TTM Technologies, Inc.+      2,112,000
                                       ------------
                                          6,302,970
                                       ------------
    OIL & GAS -- 3.6%
 150,000     Greka Energy Corporation     1,644,000
 190,000     Mallon Resources
               Corporation+               1,121,000
 200,000     Mission Resources
               Corporation+               1,352,000
                                       ------------
                                          4,117,000
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    PHARMACEUTICALS -- 2.3%
  80,000     First Horizon
               Pharmaceutical
               Corporation+            $  2,568,000
                                       ------------
    REAL ESTATE -- 5.7%
 160,000     Annaly Mortgage
               Management, Inc.           2,193,600
 135,000     Anthracite Capital, Inc.     1,491,750
 250,000     Rent-Way, Inc.+              2,725,000
                                       ------------
                                          6,410,350
                                       ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 5.3%
 160,000     BTU International, Inc.+       976,000
 108,525     Diodes, Inc.+                1,009,283
 350,000     inSilicon Corporation+       1,589,000
  70,000     Pericom Semiconductor
               Corporation+               1,100,400
 150,000     Uniroyal Technology
               Corporation+               1,275,000
                                       ------------
                                          5,949,683
                                       ------------
    SOFTWARE -- 8.5%
 500,000     Acclaim Entertainment,
               Inc.+                      2,440,000
  30,000     Caminus Corporation+           809,100
 100,000     Carreker Corporation+        2,150,000
 167,000     Ontrack Data
               International, Inc.+         960,250
  35,000     TALX Corporation             1,295,000
 100,000     TTI Team Telecom
               International Ltd.,
               ADR+                       1,944,000
                                       ------------
                                          9,598,350
                                       ------------
    SPECIALTY RETAIL -- 1.5%
 200,000     Gymboree Corporation+        1,700,000
                                       ------------
TOTAL COMMON STOCKS
  (Cost $97,957,568)                    112,740,060
                                       ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $889,000)
$889,000     Agreement with State
               Street Bank & Trust
               Company,
               3.880% dated
               06/29/2001, to be
               repurchased at
               $889,287 on
               07/02/2001,
               collateralized by
               $875,000 U.S. Treasury
               Note, 6.500% maturing
               02/28/2002
               (value $909,283)        $    889,000
                                       ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $24,319,874)       21.5%     $ 24,319,874
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $123,166,442*)    122.1%      137,948,934
OTHER ASSETS AND
  LIABILITIES (NET)       (22.1)      (24,985,672)
                          -----      ------------
NET ASSETS                100.0%     $112,963,262
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $122,643,915.
** As of June 30, 2001, the market value of the securities on loan is $24,382,163. Collateral received for securities loaned includes $312,219 in U.S. Government securities and the remaining $24,007,655 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.3%
    BANKS -- 6.1%
   175,000    FleetBoston Financial
                Corporation           $  6,903,750
   215,000    Mellon Financial
                Corporation              9,890,000
   140,000    U.S. Bancorp               3,190,600
    58,700    Washington Mutual,
                Inc.                     2,204,185
    95,000    Wells Fargo & Company      4,410,850
                                      ------------
                                        26,599,385
                                      ------------
    BEVERAGES -- 2.2%
   233,000    Anheuser-Busch
                Companies, Inc.          9,599,600
                                      ------------
    BIOTECHNOLOGY -- 1.2%
    83,000    Amgen, Inc.+               5,036,440
                                      ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.0%
   184,000    Automatic Data
                Processing, Inc.         9,144,800
    79,700    Concord EFS, Inc.+         4,145,197
                                      ------------
                                        13,289,997
                                      ------------
    COMMUNICATION EQUIPMENT -- 2.0%
   250,000    Cisco Systems, Inc.+       4,550,000
    68,000    Comverse Technology,
                Inc.+                    3,882,800
    13,100    Tellabs, Inc.+               253,878
                                      ------------
                                         8,686,678
                                      ------------
    COMPUTERS & PERIPHERALS -- 4.2%
   135,000    EMC Corporation            3,921,750
   127,000    International Business
                Machines Corporation    14,351,000
                                      ------------
                                        18,272,750
                                      ------------
    DIVERSIFIED FINANCIALS -- 6.1%
    95,000    Capital One Financial
                Corporation              5,700,000
   214,618    Citigroup, Inc.           11,340,415
   135,000    Freddie Mac                9,450,000
                                      ------------
                                        26,490,415
                                      ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.6%
   213,000    Qwest Communications
                International, Inc.      6,788,310
   100,000    SBC Communications         4,006,000

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    94,500    Verizon
                Communications, Inc.  $  5,055,750
                                      ------------
                                        15,850,060
                                      ------------
    ELECTRICAL EQUIPMENT -- 1.0%
    72,000    Emerson Electric
                Company                  4,356,000
                                      ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
    50,000    Celestica, Inc.            2,575,000
                                      ------------
    ENERGY EQUIPMENT & SERVICES -- 2.0%
   130,400    BJ Services Company+       3,700,752
   152,600    Hanover Compressor
                Company+                 5,049,534
                                      ------------
                                         8,750,286
                                      ------------
    FOOD & DRUG RETAILING -- 4.9%
   220,000    Safeway, Inc.+            10,560,000
   400,000    SYSCO Corporation         10,860,000
                                      ------------
                                        21,420,000
                                      ------------
    GAS UTILITIES -- 2.1%
   178,350    El Paso Corporation        9,370,509
                                      ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 3.6%
   146,000    Baxter International,
                Inc.                     7,154,000
   180,000    Biomet, Inc.               8,650,800
                                      ------------
                                        15,804,800
                                      ------------
    HEALTH CARE PROVIDERS & SERVICES -- 2.1%
   135,500    Cardinal Health, Inc.      9,349,500
                                      ------------
    HOTELS, RESTAURANTS & LEISURE -- 3.3%
   180,000    Brinker International,
                Inc.+                    4,653,000
   169,000    Darden Restaurants,
                Inc.                     4,715,100
   200,000    Wendy's International,
                Inc.                     5,108,000
                                      ------------
                                        14,476,100
                                      ------------
    INDUSTRIAL CONGLOMERATES -- 7.6%
   405,000    General Electric
                Company                 19,743,750
   250,292    Tyco International
                Ltd.                    13,640,914
                                      ------------
                                        33,384,664
                                      ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE -- 7.5%
   128,000    American General
                Corporation           $  5,945,600
   133,299    American International
                Group, Inc.             11,463,714
    87,500    Marsh & McLennan
                Companies, Inc.          8,837,500
    87,000    MGIC Investment
                Corporation              6,319,680
                                      ------------
                                        32,566,494
                                      ------------
    INTERNET SOFTWARE & SERVICES -- 0.6%
    54,300    Check Point Software
                Technologies Ltd.+       2,745,951
                                      ------------
    MEDIA -- 4.5%
    69,500    AOL Time Warner, Inc.+     3,683,500
   210,000    Interpublic Group of
                Companies, Inc.          6,163,500
   113,500    Omnicom, Inc.              9,761,000
                                      ------------
                                        19,608,000
                                      ------------
    MULTILINE RETAIL -- 3.4%
   265,000    Family Dollar Stores,
                Inc.                     6,791,950
    40,000    Kohl's Corporation+        2,509,200
   113,500    Wal-Mart Stores, Inc.      5,538,800
                                      ------------
                                        14,839,950
                                      ------------
    MULTI-UTILITIES -- 0.3%
    24,500    Dynegy, Inc., Class A      1,139,250
                                      ------------
    OIL & GAS -- 5.2%
    66,000    Devon Energy
                Corporation              3,465,000
    83,200    Exxon Mobil
                Corporation              7,267,520
   135,000    Royal Dutch Petroleum
                Company, GDR             7,866,450
    90,000    Tosco Corporation          3,964,500
                                      ------------
                                        22,563,470
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    PHARMACEUTICALS -- 8.0%
    62,000    American Home Products
                Corporation           $  3,623,280
   222,000    Johnson & Johnson         11,100,000
   181,000    Merck & Company, Inc.     11,567,710
   111,000    Pfizer, Inc.               4,445,550
   110,000    Schering-Plough
                Corporation              3,986,400
                                      ------------
                                        34,722,940
                                      ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.8%
   205,000    Intel Corporation          5,996,250
   141,000    Maxim Integrated
                Products, Inc.+          6,233,610
                                      ------------
                                        12,229,860
                                      ------------
    SOFTWARE -- 6.8%
    64,000    Amdocs Ltd.+               3,446,400
   255,200    Microsoft Corporation+    18,629,600
   200,000    Oracle Systems
                Corporation+             3,800,000
    58,499    VERITAS Software
                Corporation+             3,891,939
                                      ------------
                                        29,767,939
                                      ------------
    SPECIALTY RETAIL -- 2.8%
    40,000    Bed Bath & Beyond,
                Inc.+                    1,248,000
   100,000    Home Depot, Inc.           4,655,000
    90,000    Lowes Companies, Inc.      6,529,500
                                      ------------
                                        12,432,500
                                      ------------
    TOBACCO -- 0.8%
    67,900    Philip Morris
                Companies, Inc.          3,445,924
                                      ------------
TOTAL COMMON STOCKS
                 (Cost $355,555,049)   429,374,462
                                      ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%
                   (Cost $3,040,000)
$3,040,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,040,983 on
                07/02/2001,
                collateralized by
                $3,155,000 U.S.
                Treasury Bill,
                3.500% maturing
                12/13/2001 (value
                $3,104,520)           $  3,040,000
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $13,969,550)        3.2%     $ 13,969,550
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $372,564,599*)    102.2%      446,384,012
OTHER ASSETS AND
  LIABILITIES (NET)        (2.2)       (9,603,728)
                          -----      ------------
NET ASSETS                100.0%     $436,780,284
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $372,564,599.
** As of June 30, 2001 the market value of the securities on loan is $13,319,341. Collateral received for securities loaned of $13,969,550 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Power Plus Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.6%
    DISTRIBUTED POWER -- 16.6%
   170,300    ABB Ltd., ADR+          $  2,580,045
   161,100    Active Power, Inc.+        2,687,148
    40,300    AstroPower, Inc.+          2,101,242
    49,300    C&D Technologies, Inc.     1,528,300
   119,500    Caminus Corporation+       3,222,915
   129,900    Capstone Turbine
                Corporation+             2,869,491
   227,700    Evergreen Solar, Inc.+     2,185,920
    89,800    FuelCell Energy, Inc.+     2,073,482
    22,300    IMPCO Technologies,
                Inc.+                      788,305
    57,700    Intermagnetics General
                Corporation              1,869,480
    22,800    International
                Rectifier
                Corporation+               777,480
    19,100    NEG Micon AS+                867,391
   221,200    Peco II, Inc.+             1,448,860
    73,200    Power-One, Inc.+           1,218,048
    53,300    Quanta Services, Inc.+     1,174,732
                                      ------------
                                        27,392,839
                                      ------------
    DRILLING -- 11.6%
    23,350    Atwood Oceanics, Inc.+       819,585
    43,750    ENSCO International,
                Inc.                     1,023,750
   160,000    Enserco Energy Service
                Company, Inc.+           2,024,249
   183,200    Ensign Resource Group,
                Inc.                     1,816,790
   198,500    Key Energy Group,
                Inc.+                    2,151,740
    27,450    Nabors Industries,
                Inc.+                    1,021,140
    37,350    Noble Drilling
                Corporation+             1,223,212
    65,300    Patterson-UTI Energy,
                Inc.+                    1,166,911
    71,550    Precision Drilling
                Corporation+             2,235,222
    52,300    Rowan Companies, Inc.+     1,155,830
 1,281,000    Savanna Energy
                Services
                Corporation+, ++         2,500,128
    48,500    Transocean Sedco
                Forex, Inc.              2,000,625
                                      ------------
                                        19,139,182
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    ENERGY CONVERGENCE -- 7.7%
    50,200    AES Corporation+        $  2,161,110
    55,100    Calpine Corporation+       2,082,780
    49,400    Dynegy, Inc., Class A      2,297,100
    51,000    Enron Corporation          2,499,000
    36,500    Mirant Corporation+        1,255,600
   100,900    Orion Power Holdings,
                Inc.+                    2,402,429
                                      ------------
                                        12,698,019
                                      ------------
    EXPLORATION & PRODUCTION -- 25.4%
    46,800    Alberta Energy Company
                Ltd., ADR                1,930,032
    36,100    Anadarko Petroleum
                Corporation              1,950,483
    38,700    Apache Corporation         1,964,025
   107,100    Bonavista Petroleum
                Ltd.+                    2,025,415
    50,000    Burlington Resources,
                Inc.                     1,997,500
    78,700    Cabot Oil & Gas
                Corporation, Class A     1,920,280
   102,700    Canadian Hunter
                Exploration Ltd.+        2,503,888
    46,050    Devon Energy
                Corporation              2,417,625
    30,700    Kerr-McGee Corporation     2,034,489
    60,200    Louis Dreyfus Natural
                Gas Corporation+         2,097,970
    43,200    Mitchell Energy &
                Development
                Corporation, Class A     1,998,000
    64,100    Newfield Exploration
                Company+                 2,055,046
    83,550    Nexen, Inc.                2,102,118
   112,700    Ocean Energy, Inc.         1,966,615
   118,250    Pioneer Natural
                Resources Company+       2,016,162
   142,100    Rio Alto Exploration
                Ltd.+                    2,457,911
    53,600    Talisman Energy, Inc.      2,041,624
   135,500    Unit Corporation+          2,147,675
    60,800    Unocal Corporation         2,076,320

                       See Notes to Financial Statements.

           Munder Power Plus Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    EXPLORATION & PRODUCTION (CONTINUED)
   109,500    Vintage Petroleum,
                Inc.                  $  2,047,650
                                      ------------
                                        41,750,828
                                      ------------
    INTEGRATED OIL & GAS -- 28.0%
    71,600    BP Amoco Plc, ADR          3,569,260
   109,800    Conoco, Inc., Class B      3,173,220
    71,400    El Paso Corporation        3,751,356
    88,800    Equitable Resources,
                Inc.                     2,957,928
   126,800    Imperial Oil Ltd., ADR     3,265,100
    50,100    Murphy Oil Corporation     3,687,360
    65,450    Phillips Petroleum
                Company                  3,730,650
    64,050    Royal Dutch Petroleum
                Company, GDR             3,732,193
   223,700    Sasol Ltd., ADR            2,028,959
   132,100    Suncor Energy, Inc.        3,394,970
    46,550    TotalFinaElf SA, ADR       3,267,810
   128,500    USX-Marathon Group         3,792,035
    88,700    Western Gas Resources,
                Inc.                     2,891,620
    87,050    Williams Companies,
                Inc.                     2,868,298
                                      ------------
                                        46,110,759
                                      ------------
    OIL SERVICE & EQUIPMENT -- 10.3%
    44,450    Baker Hughes, Inc.         1,489,075
    67,200    BJ Services Company+       1,907,136
    29,750    Coflexip SA, ADR           1,923,337
    31,300    Cooper Cameron
                Corporation+             1,746,540
    78,500    Dril-Quip, Inc.+           1,690,105
    70,300    Hanover Compressor
                Company+                 2,326,227
    21,850    Lone Star
                Technologies, Inc.+        790,970
   127,000    NATCO Group, Inc.,
                Class A+                 1,117,600
   155,600    Oil States
                International, Inc.+     1,434,632

SHARES                                       VALUE
--------------------------------------------------
    OIL SERVICE & EQUIPMENT (CONTINUED)
    15,100    Schlumberger Ltd.       $    795,015
   134,100    Stolt Offshore SA,
                ADR+                     1,642,725
                                      ------------
                                        16,863,362
                                      ------------
TOTAL COMMON STOCKS
                 (Cost $182,003,376)   163,954,989
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.3%
                   (Cost $2,180,000)
$2,180,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                6/29/2001, to be
                repurchased at
                $2,180,705 on
                07/02/2001,
                collateralized by
                $2,265,000 U.S.
                Treasury Bill,
                3.530% maturing
                12/27/2001 (value
                $2,225,363)              2,180,000
                                      ------------

TOTAL INVESTMENTS
  (Cost $184,183,376*)      100.9%      166,134,989
OTHER ASSETS AND
  LIABILITIES (NET)          (0.9)       (1,549,653)
                            -----      ------------
NET ASSETS                  100.0%     $164,585,336
                            =====      ============

------------
 * Aggregate cost for Federal tax purposes is $185,361,302.
 + Non-income producing security.
++ Affiliated security.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.3%
    APARTMENTS -- 21.3%
 28,675    Apartment Investment &
             Management Company,
             Class A                   $ 1,382,135
 38,100    Archstone Communities
             Trust                         982,218
 31,359    Avalon Bay Community, Inc.    1,466,033
 64,100    Camden Property Trust         2,352,470
 33,600    Charles E. Smith
             Residential Realty, Inc.    1,685,040
 62,550    Equity Residential
             Properties Trust            3,537,203
 22,625    Essex Property Trust, Inc.    1,121,069
                                       -----------
                                        12,526,168
                                       -----------
    COMMUNITY SHOPPING CENTERS -- 5.5%
 30,200    Developers Diversified
             Realty Corporation            555,076
 56,875    Kimco Realty Corporation      2,693,031
                                       -----------
                                         3,248,107
                                       -----------
    DIVERSIFIED -- 9.7%
146,100    Correctional Properties
             Trust                       2,080,464
 51,000    Pinnacle Holdings, Inc.+        306,510
 54,625    Vornado Realty Trust          2,132,560
 51,425    Washington Real Estate
             Investment Trust            1,215,687
                                       -----------
                                         5,735,221
                                       -----------
    HOTELS -- 4.3%
123,600    Host Marriott Corporation     1,547,472
 27,200    MeriStar Hospitality
             Corporation                   646,000
  8,600    Starwood Hotels & Resorts
             Worldwide, Inc.               320,608
                                       -----------
                                         2,514,080
                                       -----------
    OFFICE AND INDUSTRIAL -- 46.3%
 81,625    AMB Property Corporation      2,102,660
 65,475    Boston Properties, Inc.       2,677,927
 52,125    CarrAmerica Realty
             Corporation                 1,589,812

SHARES                                       VALUE
--------------------------------------------------
    OFFICE AND INDUSTRIAL (CONTINUED)
 34,050    CenterPoint Properties
             Corporation               $ 1,709,310
128,200    Corporate Office
             Properties Trust, Inc.      1,282,000
 34,750    Cousins Properties, Inc.        933,038
 45,500    Crescent Real Estate
             Equities Company            1,117,935
 90,600    Duke-Weeks Realty
             Corporation                 2,251,410
127,394    Equity Office Properties
             Trust                       4,029,472
 52,625    Kilroy Realty Corporation     1,531,388
 56,000    Mission West Properties,
             Inc.                          677,600
 95,175    Reckson Associates Realty
             Corporation                 2,189,025
 70,200    SL Green Realty
             Corporation                 2,127,762
 50,075    Spieker Properties, Inc.      3,001,996
                                       -----------
                                        27,221,335
                                       -----------
    REGIONAL MALLS -- 9.1%
 54,650    CBL & Associates
             Properties, Inc.            1,677,209
 25,300    General Growth Properties,
             Inc.                          995,808
 90,025    Simon Property Group, Inc.    2,698,049
                                       -----------
                                         5,371,066
                                       -----------
    STORAGE -- 3.1%
 61,375    Public Storage, Inc.          1,819,769
                                       -----------
TOTAL COMMON STOCKS
  (Cost $52,240,784)                    58,435,746
                                       -----------

TOTAL INVESTMENTS
  (Cost $52,240,784*)       99.3%      58,435,746
OTHER ASSETS AND
  LIABILITIES (NET)          0.7          422,306
                           -----      -----------
NET ASSETS                 100.0%     $58,858,052
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes is $52,317,929.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE & DEFENSE -- 3.4%
    16,700    Alliant Techsystems,
                Inc.+                  $  1,501,330
    26,800    Triumph Group, Inc.+        1,313,200
                                       ------------
                                          2,814,530
                                       ------------
    AIR FREIGHT & COURIERS -- 0.8%
    43,300    UTI Worldwide, Inc.           689,336
                                       ------------
    AUTOMOBILES -- 0.6%
    16,000    Monaco Coach
                Corporation+                531,200
                                       ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.3%
     4,200    Borg Warner, Inc.             208,404
                                       ------------
    BANKS -- 3.9%
    31,200    FirstFed Financial
                Corporation+                929,760
    28,000    OceanFirst Financial
                Corporation                 726,320
    32,000    Prosperity Bancshares,
                Inc.                        765,760
    29,500    Republic Bancorp, Inc.        410,050
    16,000    Wintrust Financial
                Corporation                 397,600
                                       ------------
                                          3,229,490
                                       ------------
    BEVERAGES -- 2.6%
    52,400    Constellation Brands,
                Inc., Class A+            2,148,400
                                       ------------
    BUILDING PRODUCTS -- 0.6%
    20,900    Universal Forest
                Products, Inc.              470,250
                                       ------------
    CHEMICALS -- 5.5%
    19,800    Cambrex Corporation         1,001,484
    33,200    Ferro Corporation             724,092
     8,000    Minerals Technologies,
                Inc.                        343,360
    58,800    Olin Corporation              999,012
    13,700    OM Group, Inc.                770,625
    27,200    Spartech Corporation          656,880
                                       ------------
                                          4,495,453
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    COMMERCIAL SERVICES & SUPPLIES -- 2.0%
    14,000    F.Y.I., Inc.+            $    574,000
    23,600    Harland (John H.)
                Company                     549,880
    17,600    Quixote Corporation           502,832
                                       ------------
                                          1,626,712
                                       ------------
    COMMUNICATION EQUIPMENT -- 3.1%
    26,100    Anixter International,
                Inc.+                       801,270
    86,100    Peco II, Inc.+                563,955
    50,100    REMEC, Inc.+                  621,240
    40,430    Stratos Lightwave,
                Inc.+                       525,590
                                       ------------
                                          2,512,055
                                       ------------
    COMPUTERS & PERIPHERALS -- 1.2%
   148,450    Qualstar Corporation+         972,348
                                       ------------
    CONSTRUCTION & ENGINEERING -- 1.6%
    29,700    Baker Michael
                Corporation+                411,345
    41,800    Quanta Services, Inc.+        921,272
                                       ------------
                                          1,332,617
                                       ------------
    DIVERSIFIED FINANCIALS -- 6.2%
     9,000    Affiliated Managers
                Group, Inc.+                553,500
    28,000    Allied Capital
                Corporation                 648,200
    43,000    American Capital
                Strategies Ltd.           1,206,580
    29,500    American Home Mortgage
                Holdings, Inc.              351,197
    51,900    Financial Federal
                Corporation+              1,502,505
    24,100    Metris Companies, Inc.+       812,411
                                       ------------
                                          5,074,393
                                       ------------
    ELECTRIC UTILITIES -- 4.6%
    49,300    ALLETE                      1,109,250
    59,600    Cleco Corporation           1,355,900
    23,500    Conectiv                      507,600
    24,900    Public Service Company
                of New Mexico               799,290
                                       ------------
                                          3,772,040
                                       ------------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT -- 3.0%
    45,800    AMETEK, Inc.             $  1,399,190
    34,400    C&D Technologies, Inc.      1,066,400
                                       ------------
                                          2,465,590
                                       ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.7%
    26,500    ACT Manufacturing,
                Inc.+                       289,910
    53,550    Active Power, Inc.+           893,214
    29,200    Methode Electronics,
                Inc.,
                Class A+                    251,120
                                       ------------
                                          1,434,244
                                       ------------
    ENERGY EQUIPMENT & SERVICES -- 3.0%
    63,900    Key Energy Group, Inc.+       692,676
    21,000    Lone Star Technologies,
                Inc.+                       760,200
    39,700    NATCO Group, Inc.,
                Class A+                    349,360
    69,350    Oil States
                International, Inc.+        639,407
                                       ------------
                                          2,441,643
                                       ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 5.2%
    66,700    Orthofix International
                N.V., ADR+                1,789,561
    61,250    Polymedica Corporation+     2,480,625
                                       ------------
                                          4,270,186
                                       ------------
    HEALTH CARE PROVIDERS & SERVICES -- 3.1%
    43,300    Orthodontic Centers of
                America, Inc.+            1,315,887
    67,000    Owens & Minor, Inc.         1,273,000
                                       ------------
                                          2,588,887
                                       ------------
    HOTELS, RESTAURANTS & LEISURE -- 6.1%
    25,000    Argosy Gaming Company+        694,000
    33,850    Brinker International,
                Inc.+                       875,022
    80,500    Penn National Gaming,
                Inc.+                     2,044,700
    82,200    Ruby Tuesday, Inc.          1,405,620
                                       ------------
                                          5,019,342
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    HOUSEHOLD DURABLES -- 4.6%
    21,000    Centex Corporation       $    855,750
    17,400    Furniture Brands
                International, Inc.+        487,200
    11,000    Mohawk Industries,
                Inc.+                       387,200
     3,200    NVR, Inc.+                    473,600
    12,800    The Ryland Group, Inc.        647,680
    24,300    Toll Brothers, Inc.+          955,233
                                       ------------
                                          3,806,663
                                       ------------
    INSURANCE -- 6.1%
    61,000    Arthur J. Gallagher &
                Company                   1,586,000
    45,800    Radian Group, Inc.          1,852,610
     8,000    RenaissanceRe Holdings
                Ltd.                        592,800
    10,000    The Midland Company           445,000
    28,000    The Phoenix Companies,
                Inc.+                       520,800
                                       ------------
                                          4,997,210
                                       ------------
    MACHINERY -- 4.1%
    26,900    Astec Industries, Inc.+       464,025
    24,200    CIRCOR International,
                Inc.                        436,810
    33,400    Oshkosh Truck
                Corporation               1,477,950
    38,000    Reliance Steel &
                Aluminum Company            959,500
                                       ------------
                                          3,338,285
                                       ------------
    OIL & GAS -- 3.6%
    47,250    Enserco Energy Service
                Company, Inc.+              597,786
    64,300    Stolt Offshore SA, ADR+       787,675
    51,700    Vintage Petroleum, Inc.       966,790
    19,100    Western Gas Resources,
                Inc.                        622,660
                                       ------------
                                          2,974,911
                                       ------------
    REAL ESTATE -- 14.9%
   125,400    Annaly Mortgage
                Management, Inc.          1,719,234
    73,700    Anthracite Capital,
                Inc.                        814,385
    27,800    CBL & Associates
                Properties, Inc.            853,182

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    REAL ESTATE (CONTINUED)
    27,000    CenterPoint Properties
                Corporation            $  1,355,400
    22,000    Charles E. Smith
                Residential Realty,
                Inc.                      1,103,300
   120,100    Correctional Properties
                Trust                     1,710,224
    20,800    Essex Property Trust,
                Inc.                      1,030,640
    29,300    Kilroy Realty
                Corporation                 852,630
    36,000    Mission West
                Properties, Inc.            435,600
    70,700    Reckson Associates
                Realty Corporation        1,626,100
    25,700    SL Green Realty
                Corporation                 778,967
                                       ------------
                                         12,279,662
                                       ------------
    ROAD & RAIL -- 1.0%
    34,400    Dollar Thrifty
                Automotive Group,
                Inc.+                       825,600
                                       ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 0.4%
    35,500    General Semiconductor,
                Inc.+                       371,330
                                       ------------
    SPECIALTY RETAIL -- 1.1%
    47,300    Sonic Automotive, Inc.,
                Class A+                    903,430
                                       ------------
    TEXTILES & APPAREL -- 2.6%
    87,600    Quaker Fabric
                Corporation+                897,900
    73,700    Russell Corporation         1,252,164
                                       ------------
                                          2,150,064
                                       ------------
TOTAL COMMON STOCKS
  (Cost $66,263,574)                     79,744,275
                                       ------------
PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
REPURCHASE AGREEMENT -- 4.2%
  (Cost $3,488,000)
$3,488,000    Agreement with State
                Street Bank and Trust
                Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $3,489,128 on
                07/02/2001
                collateralized by
                $3,625,000 U.S.
                Treasury Bill, 3.53%,
                maturing 12/27/2001
                (value $3,561,563)     $  3,488,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $9,558,318)         11.6%        9,558,318
                                      ------------
TOTAL INVESTMENTS
  (Cost $79,309,892*)      112.7%       92,790,593
OTHER ASSETS AND
  LIABILITIES (NET)        (12.7)      (10,455,391)
                           -----      ------------
NET ASSETS                 100.0%     $ 82,335,202
                           =====      ============

------------
 * Aggregate cost for Federal tax purposes is $79,493,716.
** As of June 29, 2001, the market value of the securities on loan is $9,244,194. Collateral received for securities loaned includes $9,558,318 in U.S. Government securities.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 99.2%
    AEROSPACE & DEFENSE -- 1.0%
   104,800   Aeroflex, Inc.+         $  1,100,400
                                     ------------
    AIR FREIGHT & COURIERS -- 1.0%
    36,600   Forward Air
               Corporation+             1,096,170
                                     ------------
    BANKS -- 2.8%
    14,000   Commerce Bancorp, Inc.       981,400
    35,525   Greater Bay Bancorp          887,415
    37,950   Southwest
               Bancorporation of
               Texas, Inc.+             1,146,469
                                     ------------
                                        3,015,284
                                     ------------
    BIOTECHNOLOGY -- 4.9%
    19,600   Aviron+                    1,117,200
    70,100   Genencor
               International, Inc.+     1,113,889
   132,850   Organogenesis, Inc.+         983,090
    47,500   Serologicals
               Corporation+             1,013,650
   133,100   Texas Biotechnology
               Corporation+             1,115,378
                                     ------------
                                        5,343,207
                                     ------------
    BUILDING PRODUCTS -- 0.6%
    32,650   Trex Company, Inc.+          628,513
                                     ------------
    COMMERCIAL SERVICES & SUPPLIES -- 3.8%
    37,125   Getty Images, Inc.+          974,902
    83,650   Headwaters, Inc.+          1,338,400
    32,800   Mobile Mini, Inc.+         1,081,744
    25,700   Tetra Tech, Inc.+            699,040
                                     ------------
                                        4,094,086
                                     ------------
    COMMUNICATION EQUIPMENT -- 6.4%
    60,700   Anaren Microwave,
               Inc.+                    1,214,000
    96,750   Ditech Communications
               Corporation+               717,885
   141,650   DMC Stratex Networks,
               Inc.+                    1,416,500
   131,950   LCC International,
               Inc.+                      873,509

SHARES                                      VALUE
-------------------------------------------------
    COMMUNICATION EQUIPMENT (CONTINUED)
   101,700   SpectraLink
               Corporation+          $  1,323,117
   109,800   Stratos Lightwave,
               Inc.+                    1,427,400
                                     ------------
                                        6,972,411
                                     ------------
    COMPUTERS & PERIPHERALS -- 1.8%
   190,400   Read-Rite Corporation+     1,014,832
    20,323   ScanSource, Inc.+            963,717
                                     ------------
                                        1,978,549
                                     ------------
    CONSTRUCTION & ENGINEERING -- 0.8%
    39,800   Quanta Services, Inc.+       877,192
                                     ------------
    DIVERSIFIED FINANCIALS -- 2.4%
    24,075   FactSet Research
               Systems, Inc.              859,477
    59,325   Financial Federal
               Corporation+             1,717,459
                                     ------------
                                        2,576,936
                                     ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES --1.2%
   151,500   Lexent, Inc.+              1,308,960
                                     ------------
    ELECTRICAL EQUIPMENT -- 1.8%
    31,550   C&D Technologies, Inc.       978,050
    35,044   MKS Instruments, Inc.+     1,009,267
                                     ------------
                                        1,987,317
                                     ------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 6.4%
    48,389   Avnet, Inc.                1,084,881
    49,800   DSP Group, Inc.+           1,068,210
    43,000   eFunds Corporation+          799,800
    48,675   SBS Technologies,
               Inc.+                      920,931
    57,700   Therma-Wave, Inc.+         1,100,339
    30,525   Varian, Inc.+                985,958
   213,525   White Electronic
               Designs Corporation+       924,563
                                     ------------
                                        6,884,682
                                     ------------
    ENERGY EQUIPMENT & SERVICES -- 2.7%
    69,225   Key Energy Group,
               Inc.+                      750,399
    52,700   Offshore Logistics,
               Inc.+                    1,001,300
    27,975   The Shaw Group, Inc.+      1,121,798
                                     ------------
                                        2,873,497
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD & DRUG RETAILING -- 1.2%
    46,250   Performance Food Group
               Company+              $  1,274,188
                                     ------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 4.6%
   159,350   Discovery Partners
               International+             844,555
    34,100   Noven Pharmaceuticals,
               Inc.+                    1,336,720
    51,950   Orthofix International
               N.V., ADR+               1,393,818
    33,900   Polymedica
               Corporation+             1,372,950
                                     ------------
                                        4,948,043
                                     ------------
    HEALTH CARE PROVIDERS & SERVICES -- 6.7%
    30,000   Accredo Health, Inc.+      1,115,700
    34,550   Apria Healthcare
               Group, Inc.+               996,768
    34,225   CryoLife, Inc.+            1,400,145
    61,450   Mid Atlantic Medical
               Services, Inc.+          1,101,798
    44,900   Province Healthcare
               Company+                 1,584,521
    28,411   Specialty
               Laboratories, Inc.+      1,075,356
                                     ------------
                                        7,274,288
                                     ------------
    HOTELS, RESTAURANTS & LEISURE -- 2.9%
    13,600   Anchor Gaming+               878,832
    20,800   CEC Entertainment,
               Inc.+                    1,026,480
    52,600   RARE Hospitality
               International, Inc.+     1,188,760
                                     ------------
                                        3,094,072
                                     ------------
    INTERNET SOFTWARE & SERVICES -- 3.8%
    15,725   Fair, Issac & Company,
               Inc.                       972,119
    23,375   IntraNet Solutions,
               Inc.+                      889,419
    51,525   Multex.com, Inc.+            837,281
    68,500   Websense, Inc.+            1,370,000
                                     ------------
                                        4,068,819
                                     ------------
    IT CONSULTING & SERVICES -- 1.0%
    92,850   Entegris, Inc.+            1,063,133
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    MACHINERY -- 1.9%
    37,800   Stewart & Stevenson
               Services, Inc.        $  1,247,400
   134,550   Valence Technology,
               Inc.+                      865,157
                                     ------------
                                        2,112,557
                                     ------------
    MEDIA -- 3.0%
   140,500   Spanish Broadcasting
               System, Inc.,
               Class A+                 1,153,505
   135,150   TTM Technologies,
               Inc.+                    1,189,320
    68,350   World Wrestling
               Federation
               Entertainment, Inc.,
               Class A+                   943,230
                                     ------------
                                        3,286,055
                                     ------------
    MISCELLANEOUS -- 1.7%
    18,150   Corinthian Colleges,
               Inc.+                      854,320
    23,375   Education Management
               Corporation+               936,169
                                     ------------
                                        1,790,489
                                     ------------
    MULTI-UTILITIES -- 0.6%
    37,650   Covanta Energy
               Corporation+               695,019
                                     ------------
    OIL & GAS -- 4.1%
    70,250   ATP Oil & Gas
               Corporation+               789,610
   144,550   Mission Resources
               Corporation+               977,158
    57,800   Remington Oil & Gas
               Corporation+             1,098,200
    18,300   Roper Industries, Inc.       764,025
    18,250   Stone Energy
               Corporation+               808,475
                                     ------------
                                        4,437,468
                                     ------------
    PERSONAL PRODUCTS -- 0.8%
    33,750   Elizabeth Arden, Inc.+       823,838
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS -- 7.1%
    36,050   Charles River
               Laboratories
               International, Inc.+  $  1,252,737
    68,300   Dendreon Corporation+      1,142,659
    61,600   Diversa Corporation+       1,252,944
    32,200   First Horizon
               Pharmaceutical
               Corporation+             1,033,620
    51,199   SICOR, Inc.+               1,182,697
    30,570   Titan Pharmaceuticals,
               Inc.+                      917,406
    27,300   ViroPharma, Inc.+            928,200
                                     ------------
                                        7,710,263
                                     ------------
    REAL ESTATE -- 2.2%
    93,950   Annaly Mortgage
               Management, Inc.         1,288,054
    40,850   Cousins Properties,
               Inc.                     1,096,823
                                     ------------
                                        2,384,877
                                     ------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.9%
    27,000   EMCORE Corporation+          830,250
    65,224   Pericom Semiconductor
               Corporation+             1,025,321
    34,750   Pixelworks, Inc.+          1,241,965
                                     ------------
                                        3,097,536
                                     ------------
    SOFTWARE -- 8.4%
    20,700   Activision, Inc.+            812,475
    74,500   AremisSoft
               Corporation+             1,206,900
    82,100   Borland Software
               Corporation+             1,280,760
    63,375   Carreker Corporation+      1,362,562
    67,475   FileNET Corporation+         998,630
    38,100   Jack Henry &
               Associates, Inc.         1,181,100
    32,225   MapInfo Corporation+         708,950
    24,375   Netegrity, Inc.+             731,250
    38,125   Verity, Inc.+                760,594
                                     ------------
                                        9,043,221
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    SPECIALTY RETAIL -- 7.7%
    40,150   Cost Plus, Inc.+        $  1,204,500
    20,100   Direct Focus, Inc.+          954,750
    50,250   Gildan Activewear,
               Inc.+                      703,500
    44,550   School Specialty,
               Inc.+                    1,151,618
    38,500   The Men's Wearhouse,
               Inc.+                    1,062,600
    46,450   Too, Inc.+                 1,272,730
    36,425   Ultimate Electronics,
               Inc.+                    1,180,898
    45,800   Wilsons The Leather
               Experts, Inc.+             849,590
                                     ------------
                                        8,380,186
                                     ------------
    WIRELESS TELECOMMUNICATION SERVICES -- 1.0%
    54,400   Price Communications
               Corporation+             1,098,336
                                     ------------
TOTAL COMMON STOCKS
  (Cost $104,790,389)                 107,319,592
                                     ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $1,145,000)
$1,145,000   Agreement with State
               Street Bank and
               Trust Company,
               3.880% dated
               06/29/2001, to be
               repurchased at
               $1,145,370 on
               07/02/2001,
               collateralized by
               $1,190,000 U.S.
               Treasury Bond,
               3.530% maturing
               12/27/2001 (value
               $1,169,175)              1,145,000
                                     ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $25,319,710)       23.4%     $ 25,319,710
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $131,255,099*)    123.7%      133,784,302
OTHER ASSETS AND
  LIABILITIES (NET)       (23.7)      (25,632,363)
                          -----      ------------
NET ASSETS                100.0%     $108,151,939
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes is $135,973,757.
** As of June 30, 2001, the market value of the securities on loan is $25,369,375. Collateral received for securities loaned includes $527,452 in U.S. Government securities and the remaining $24,792,258 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.8%
    ARGENTINA -- 2.8%
     40,000    Grupo Financiero
                 Galicia SA, ADR       $   588,800
     40,000    Telecom Argentina
                 Stet -- France
                 Telecom SA, ADR           618,000
                                       -----------
                                         1,206,800
                                       -----------
    BERMUDA -- 2.6%
  1,113,000    Digital China
                 Holdings, Ltd.            581,486
 17,000,000    LifeTec Group, Ltd.+        510,013
                                       -----------
                                         1,091,499
                                       -----------
    BRAZIL -- 8.5%
     12,000    Brasil Telecom
                 Participacoes SA,
                 ADR                       504,120
     32,000    Companhia Brasileira
                 de Distribuicao
                 Grupo Pao de Acucar,
                 ADR                       742,720
     33,500    Companhia de Bebidas
                 das Americas, ADR         775,525
     40,000    Petroleo Brasileiro
                 SA -- Petrobras, ADR    1,040,000
     62,300    Tele Centro Oeste
                 Celular
                 Participacoes SA,
                 ADR                       538,895
                                       -----------
                                         3,601,260
                                       -----------
    CHINA -- 2.8%
  2,808,000    Beijing North Star
                 Co., Ltd.,
                 H Shares                  828,021
    299,200    Huangshan Tourism
                 Development Company
                 Ltd.                      337,797
                                       -----------
                                         1,165,818
                                       -----------
    HONG KONG -- 3.7%
  6,300,000    Can Do Holdings, Ltd.+      135,696
    200,150    China Mobile (Hong
                 Kong), Ltd.+            1,054,664
 20,420,000    Sun Television
                 Cybernetworks
                 Holdings, Ltd.+           392,702
                                       -----------
                                         1,583,062
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    INDIA -- 6.6%
     50,000    BSES Ltd., GDR          $   668,750
     37,000    Dr. Reddy's
                 Laboratories Ltd.,
                 ADR+                      686,350
     44,000    ICICI Ltd., ADR             404,800
     40,300    Ranbaxy Laboratories
                 Ltd., GDR                 460,750
     42,519    Videsh Sanchar Nigam
                 Ltd., ADR                 569,754
                                       -----------
                                         2,790,404
                                       -----------
    ISRAEL -- 3.0%
     17,600    Check Point Software
                 Technologies Ltd.+        890,032
     54,000    M-Systems Flash Disk
                 Pioneers Ltd.+            383,400
                                       -----------
                                         1,273,432
                                       -----------
    IVORY COAST -- 0.9%
     11,782    Sonatel Communications
                 Corporation+              367,140
                                       -----------
    KOREA -- 10.4%
     30,000    Daewoo Securities
                 Company Ltd.+             214,763
      6,000    Hankuk Electric Glass
                 Company Ltd.              470,588
     27,040    Housing & Commercial
                 Bank, Korea               605,047
     51,800    Hynix Semiconductor,
                 Inc., GDR+, ++            558,145
     15,000    Hyundai Motor Company
                 Ltd.                      326,413
     35,000    Hyundai Securities
                 Company                   274,510
     10,100    Korea Telecom
                 Corporation, ADR          403,845
     50,000    LG Chem Ltd.+               665,129
      3,071    Samsung Electronics
                 Company Ltd.              453,389
         78    Shinsegae Department
                 Store Company               5,638
      3,000    SK Telecom Company
                 Ltd.                      441,753
                                       -----------
                                         4,419,220
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO -- 7.0%
    200,000    Corporacion
                 Interamericana de
                 Entretenimiento SA
                 de CV+                $   827,167
    283,000    Grupo Televisa SA           562,562
    235,000    Organizacion Soriana
                 SA de CV,
                 Series B                  615,075
     27,000    Telefono de Mexico SA,
                 ADR                       947,430
                                       -----------
                                         2,952,234
                                       -----------
    POLAND -- 1.6%
     28,000    Powszechny Bank
                 Kredytowy, GDR            695,100
                                       -----------
    RUSSIA -- 4.1%
     35,000    Gazprom, ADR+               386,750
      5,940    Lukoil, ADR                 285,120
     38,000    RAO Unified Energy
                 System (UES), GDR         433,200
     37,500    Vimpel --
                 Communications, ADR+      615,375
                                       -----------
                                         1,720,445
                                       -----------
    SOUTH AFRICA -- 6.4%
    120,000    ABSA Group Ltd.             564,126
  1,283,000    BoE Ltd.                    718,674
     52,305    Imperial Holdings Ltd.      438,506
    307,950    New Clicks Holdings
                 Ltd.                      363,356
     71,500    Sappi Ltd.                  629,623
                                       -----------
                                         2,714,285
                                       -----------
    TAIWAN -- 5.9%
     60,425    GigaMedia Ltd.+              78,552
    112,200    Hon Hai Precision
                 Industry Co., Ltd.,
                 GDR                     1,368,840
     38,719    Macronix International
                 Co., Ltd., ADR            415,843
     70,000    United
                 Microelectronics
                 Corporation, ADR+         623,000
                                       -----------
                                         2,486,235
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    THAILAND -- 3.8%
    645,000    Bangkok Bank Public
                 Company Ltd.+         $   655,691
    295,000    Hana Microelectronics
                 Public Company Ltd.       459,613
    213,000    Total Access
                 Communication Public
                 Company Ltd.+             479,250
                                       -----------
                                         1,594,554
                                       -----------
    TURKEY -- 3.0%
  7,700,000    Migros Turk TAS             478,585
 12,000,000    Petrol Ofisi AS             406,392
151,593,250    Vestel Elektronik
                 Sanayi ve Ticaret AS      368,372
                                       -----------
                                         1,253,349
                                       -----------
    UNITED KINGDOM -- 1.1%
    124,700    Dimension Data
                 Holdings Plc+             474,161
                                       -----------
    UNITED STATES -- 24.6%
     46,600    Al Ahram Beverages
                 Company S.A.E., GDR+      539,395
    298,056    Asustek Computer,
                 Inc., GDR               1,284,623
     75,000    Bank Hapoalim Ltd.,
                 GDR                       905,625
     36,000    Bank Polska Kasa
                 Opieki SA, GDR+           633,600
    114,700    Compal Electronics,
                 Inc., ADR+                613,645
     26,750    Companhia Vale do Rio
                 Doce, ADR                 616,210
     25,600    DSP Group, Inc.+            549,120
         82    Ferreyros SA, ADR+              140
     12,000    Fomento Economico
                 Mexicano SA de CV,
                 ADR                       513,720
    100,000    Fubon Insurance
                 Company, GDR              830,000
     21,500    Hindalco Industries
                 Ltd., GDR++               420,863
      9,050    OTP Bank Ltd., GDR          467,433

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
     66,600    Sunplus Technology
                 Company Ltd.+         $   562,770
     20,391    Systex Corporation,
                 GDR                        69,329
    153,000    Telekomunikacja Polska
                 SA, GDR                   683,910
     89,950    Usinas Siderurgicas de
                 Minas Gerais SA, ADR      255,116
     82,709    Winbond Electronics
                 Corporation, GDR          707,161
     13,000    YUKOS, ADR                  761,943
                                       -----------
                                        10,414,603
                                       -----------
TOTAL COMMON STOCKS
                   (Cost $44,334,929)   41,803,601
                                       -----------
PREFERRED STOCKS -- 0.2%
    BRAZIL -- 0.0%#
        417    Telecomunicacoes do
                 Rio de Janeiro SA+             10
    KOREA -- 0.2%
      1,571    Shinsegal Department
                 Store Company              65,715
                                       -----------
TOTAL PREFERRED STOCKS
                       (Cost $56,367)       65,725
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.7%
                      (Cost $700,000)
    UNITED STATES -- 0.7%
     70,000    Korea Investment
                 Corp.+                    258,300
                                       -----------

                                             VALUE
--------------------------------------------------
RIGHTS -- 0.0%#
    INDONESIA -- 0.0%
 20,000,000    PT Lippo Bank Tbk,
                 expires 04/12/2002+   $         0
                                       -----------
    THAILAND -- 0.0%#
    205,263    Telecom Asia
                 Corporation Public
                 Company Ltd.,
                 expires 04/03/2002         31,300
                                       -----------
TOTAL RIGHTS
                            (Cost $0)       31,300
                                       -----------

TOTAL INVESTMENTS
  (Cost $45,091,296*)       99.7%     $42,158,926
OTHER ASSETS AND
  LIABILITIES (NET)          0.3          143,444
                           -----      -----------
NET ASSETS                 100.0%     $42,302,370
                           =====      ===========

------------
  * Aggregate cost for Federal tax purposes is $45,715,361.
 + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 # Amount represents less than 0.1% of net assets.
ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Industrial
  Conglomerates.........     11.0%     $ 4,649,985
Diversified
  Telecommunication
  Services..............     10.8        4,573,460
Banks...................      9.9        4,209,796
Electronic Equipment &
  Instruments...........      6.2        2,625,121
Oil & Gas...............      5.1        2,118,262
Wireless
  Telecommunication
  Services..............      4.8        2,035,312
Semiconductor Equipment
  & Products............      4.8        2,050,376
Beverages...............      4.3        1,828,640
Media...................      4.1        1,727,526
Computers &
  Peripherals...........      4.1        1,737,352
Food & Drug Retailing...      4.0        1,682,055
Diversified
  Financials............      3.8        1,612,747
Metals & Mining.........      3.0        1,292,189
Electric Utilities......      2.6        1,101,950
Machinery...............      2.4        1,038,552
Multiline Retail........      2.3          984,069
Internet Software &
  Services..............      2.1          890,032

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Real Estate.............      2.0%     $   828,021
Insurance...............      2.0          830,000
Chemicals...............      1.6          665,129
Transportation
  Infrastructure........      1.5          615,375
Paper & Forest
  Products..............      1.5          629,623
IT Consulting &
  Services..............      1.1          474,161
Construction
  Materials.............      1.1          470,588
Specialty Retail........      1.0          438,506
Household Durables......      0.9          368,372
Automobiles.............      0.8          326,413
                            -----      -----------
TOTAL COMMON STOCKS.....     98.8       41,803,601
PREFERRED STOCKS........      0.2           65,725
INVESTMENT COMPANY
  SECURITIES............      0.7          258,300
RIGHTS..................      0.0#          31,300
                            -----      -----------
TOTAL INVESTMENTS.......     99.7       42,158,926
OTHER ASSETS AND
  LIABILITIES (NET).....      0.3          143,444
                            -----      -----------
NET ASSETS..............    100.0%     $42,302,370
                            =====      ===========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 81.7%
    BIOTECHNOLOGY -- 38.2%
    92,400    Abegenix, Inc.+          $ 4,158,000
    80,000    Alexion
                Pharmaceuticals,
                Inc.+                    1,920,000
   166,850    Amylin Pharmaceuticals,
                Inc.+                    1,877,063
   150,000    Amylin Pharmaceuticals,
                Inc.+, ***               1,687,500
   200,000    Antigenics, Inc.+          3,950,000
   200,000    Arena Pharmaceuticals,
                Inc.+                    6,098,000
   188,000    Aurora Biosciences
                Corporation+             5,828,000
   343,600    AVANT
                Immunotherapeutics,
                Inc.+                    1,941,340
   175,000    Celgene Corporation+       5,048,750
   100,000    Cell Therapeutics,
                Inc.+                    2,764,000
   285,717    Cellegy
                Pharmaceuticals,
                Inc.+                    1,965,733
   125,000    Cellegy
                Pharmaceuticals,
                Inc.+, ***                 860,000
   160,000    COR Therapeutics, Inc.+    4,880,000
   200,000    Corixa Corporation+        3,414,000
   375,000    Corvas International,
                Inc.+                    4,417,500
   160,000    Cubist Pharmaceuticals,
                Inc.+                    6,080,000
   400,000    Curis, Inc.+               2,524,000
   100,000    CV Therapeutics, Inc.+     5,700,000
   300,000    Dendreon Corporation+      5,019,000
   150,000    Dyax Corporation+          2,850,000
   270,000    Exelixis, Inc.+            5,121,900
   130,000    Genzyme Transgenics
                Corporation+             1,292,200
    80,000    Human Genome Sciences,
                Inc.+                    4,820,000
   100,000    ICOS Corporation+          6,400,000
   160,000    ILEX Oncology, Inc.+       4,784,000
   192,000    ImmunoGen, Inc.+           3,840,000
   425,000    Insmed, Inc.+              3,820,750
   280,000    Inspire
                Pharmaceuticals,
                Inc.+                    3,920,000
   600,000    Introgen Therapeutics,
                Inc.+                    2,868,000

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
   450,000    La Jolla Pharmaceutical
                Company+               $ 4,612,500
   250,000    La Jolla Pharmaceutical
                Company+, ***            2,353,700
   149,990    Large Scale Biology
                Corporation+             1,064,929
   150,000    Medarex, Inc.+             3,525,000
   125,000    MedImmune, Inc.+           5,900,000
   100,000    Millennium
                Pharmaceuticals,
                Inc.+                    3,558,000
    75,000    Myriad Genetics, Inc.+     4,748,992
   178,413    NeoPharm, Inc.+            4,549,532
   180,000    Neurocrine Biosciences,
                Inc.+                    7,198,200
   100,000    Neurogen Corporation+      2,295,000
   132,600    NPS Pharmaceuticals,
                Inc.+                    5,330,520
   250,000    Onyx Pharmaceuticals,
                Inc.+                    2,967,500
   100,000    OSI Pharmaceuticals,
                Inc.+                    5,259,000
   100,000    Paradigm Genetics,
                Inc.+                      900,000
   108,250    Pharmacyclics, Inc.+       3,669,675
   327,475    POZEN, Inc.+               4,912,125
   190,000    PRAECIS
                Pharmaceuticals,
                Inc.+                    3,123,600
   200,000    Scios, Inc.+               5,002,000
   580,125    Telik, Inc.+               5,714,231
   250,000    Texas Biotechnology
                Corporation+             2,095,000
   120,000    TranskaryoticTherapies,
                Inc.+                    3,534,000
   100,000    Trimeris, Inc.+            5,007,000
   331,400    Valentis, Inc.+            2,071,250
   100,000    Vical, Inc.+               1,398,000
                                       -----------
                                       200,639,490
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 6.4%
    70,000    Biosite Diagnostics,
                Inc.+                    3,136,000
   132,000    Bruker Daltonics, Inc.+    1,989,240
   270,850    Cepheid, Inc.+               815,259
   439,125    Discovery Partners
                International+           2,327,362
   100,000    Invitrogen Corporation+    7,180,000
   200,000    Lexicon Genetics, Inc.+    2,500,000

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    BIOTECHNOLOGY - TOOLS (CONTINUED)
   103,000    Molecular Devices
                Corporation+           $ 2,065,150
   200,000    Pharmacopeia, Inc.+        4,800,000
   348,525    Third Wave
                Technologies, Inc.+      3,600,263
   270,000    Transgenomic, Inc.+        3,269,700
    70,000    Waters Corporation+        1,932,700
                                       -----------
                                        33,615,674
                                       -----------
    DRUG DELIVERY -- 8.0%
    96,540    Cephalon, Inc.+            6,806,070
   110,000    Forest Laboratories,
                Inc.+                    7,810,000
   150,000    Inhale Therapeutic
                Systems, Inc.+           3,450,000
   150,000    InterMune, Inc.+           5,343,000
   150,000    IVAX Corporation+          5,850,000
    90,000    Medicis Pharmaceutical
                Corporation,
                Class A+                 4,770,000
   160,000    MGI Pharma, Inc.+          2,000,000
   148,000    Pfizer, Inc.               5,927,400
                                       -----------
                                        41,956,470
                                       -----------
    MEDICAL DEVICES -- 14.2%
   443,475    AeroGen, Inc.+             2,989,021
   156,600    Align Technology, Inc.+    1,227,744
   350,000    American Medical
                Systems Holdings,
                Inc.+                    5,372,500
   185,000    ArthroCare Corporation+    4,837,750
   211,818    ATS Medical, Inc.+         3,189,979
   100,000    Biomet, Inc.               4,806,000
   300,000    Cytyc Corporation+         6,915,000
   215,700    Endocardial Solutions,
                Inc.+                    1,240,275
   200,000    EPIX Medical, Inc.+        2,470,000
   453,325    Genomic Solutions,
                Inc.+                    2,198,626
   330,000    Interpore
                International, Inc.+     1,633,500
    80,200    Inverness Medical
                Technology, Inc.+        2,967,400
   250,000    Kensey Nash
                Corporation+             4,185,000
   115,000    Medtronic, Inc.            5,291,150
   311,200    Micro Therapeutics,
                Inc.+                    2,489,600
   150,000    Novoste Corporation+       3,825,000

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL DEVICES (CONTINUED)
   120,000    ResMed, Inc.+            $ 6,066,000
   223,650    Rita Medical Systems,
                Inc.+                    1,075,757
   450,000    Sonic Innovations,
                Inc.+                    2,902,500
   200,000    SonoSite, Inc.+            3,880,000
    80,000    St. Jude Medical, Inc.+    4,800,000
                                       -----------
                                        74,362,802
                                       -----------
    MEDICAL SERVICES -- 14.9%
   150,000    Accredo Health, Inc.+      5,578,500
   100,000    AdvancePCS+                6,405,000
   130,000    Albany Molecular
                Research, Inc.+          4,941,300
    70,000    Cardinal Health, Inc.      4,830,000
    80,000    CVS Corporation            3,088,000
   375,000    eBenX, Inc.+               1,230,000
   326,000    HealthStream, Inc.+          443,360
   250,000    I-many, Inc.+              3,375,000
   143,750    IMPATH, Inc.+              6,368,125
    80,000    Laboratory Corporation
                of America Holdings+     6,152,000
   200,000    Omnicare, Inc.             4,040,000
   180,000    Pharmaceutical Product
                Development, Inc.+       5,491,800
   213,100    Pharsight Corporation+       421,938
    60,000    Professional Detailing,
                Inc.+                    5,520,000
   205,025    Quintiles Transnational
                Corporation+             5,176,881
    47,600    RehabCare Group, Inc.+     2,294,320
   120,000    Renal Care Group, Inc.+    3,946,800
    80,000    UnitedHealth Group,
                Inc.                     4,940,000
    40,000    Wellpoint Health
                Networks, Inc.+          3,769,600
                                       -----------
                                        78,012,624
                                       -----------
TOTAL COMMON STOCKS - DOMESTIC
                  (Cost $444,936,423)  428,587,060
                                       -----------
COMMON STOCKS - FOREIGN -- 17.9%
    BIOTECHNOLOGY -- 6.9%
    57,200    Actelion Ltd.+             1,859,438
    90,000    Biosearch Italia SpA+      1,684,052
   120,000    Cambridge Antibody
                Technology Group Plc+    3,501,597
   300,000    Celltech Group Plc+        5,061,430

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
    BIOTECHNOLOGY (CONTINUED)
   420,000    ConjuChem, Inc.+         $ 1,738,007
   160,000    Genmab A/S+                3,460,050
    51,000    GPC Biotech AG+              529,444
   100,000    Karo Bio AB+               3,310,954
    69,485    Medivir AB+                  399,412
   337,350    Neurochem, Inc.+           1,578,272
   122,000    NeuroSearch A/S+           3,068,746
    75,000    Nicox SA+                  4,321,994
    45,595    Novuspharma SpA+           1,628,654
 2,762,682    Oxford BioMedica Plc+      1,517,367
   125,000    QLT Photo-Therapeutics,
                Inc.+                    2,447,500
                                       -----------
                                        36,106,917
                                       -----------
    BIOTECHNOLOGY - TOOLS -- 1.9%
    21,000    Cerep+                     1,704,899
   160,000    Evotec Biosystems AG       2,081,336
   495,000    Pharmagene Plc+              759,848
   300,000    PyroSequencing AB+         1,545,112
    60,000    QIAGEN NV+                 1,322,022
    60,000    QIAGEN NV, ADR+            1,323,000
 1,120,000    XTL Biopharmaceuticals
                Ltd.+                      985,810
                                       -----------
                                         9,722,027
                                       -----------
    DRUG DELIVERY -- 5.1%
   124,200    Altana AG                  4,809,021
   400,000    Bioglan Pharma Plc         2,225,114
   400,000    Forbes Medi-Tech,
                Inc.+***                   664,681
   250,000    Galen Holdings Plc         2,904,619
    18,750    Galen Holdings Plc, ADR      883,125
    25,000    Rhein Biotech NV+          1,779,644
   322,500    Shire Pharmaceuticals
                Group Plc+               5,877,047
    53,000    Teva Pharmaceutical,
                ADR                      3,301,900
 1,500,000    Weston Medical Group
                Plc+                     4,393,896
                                       -----------
                                        26,839,047
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL DEVICES -- 3.1%
    85,000    Angiotech
                Pharmaceuticals,
                Inc.+                  $ 4,441,250
 1,330,530    Gyrus Group Plc+           4,928,055
    51,725    Jomed NV+                  1,468,397
   337,500    Shield Diagnostics
                Group Plc                1,449,669
     6,500    Synthes-Stratec, Inc.      3,990,816
                                       -----------
                                        16,278,187
                                       -----------
    MEDICAL SERVICES -- 0.9%
   357,200    Dynacare, Inc.+            3,536,280
    47,300    Lion Bioscience AG         1,318,776
                                       -----------
                                         4,855,056
                                       -----------
TOTAL COMMON STOCKS - FOREIGN
                  (Cost $131,071,143)   93,801,234
                                       -----------
RIGHTS/WARRANTS -- 0.0%#
  (Cost $0)
    BIOTECHNOLOGY -- 0.0%#
     2,400    AVANT
                Immunotherapeutics,
                Inc. expires
                08/24/03+                    7,200
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.3%
                    (Cost $1,335,000)
$1,335,000    Agreement with State
                Street Bank and Trust
                Company, 3.880% dated
                06/29/2001, to be
                repurchased at
                $1,335,432 on
                07/02/2001,
                collateralized by
                $1,390,000 U.S.
                Treasury Bill, 3.530%
                maturing 12/27/2001
                (value $1,365,675)       1,335,000
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $577,342,566*)       99.9%     $523,730,494
OTHER ASSETS AND
  LIABILITIES (NET)           0.1           580,618
                            -----      ------------
NET ASSETS                  100.0%     $524,311,112
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes is $577,342,566.
  + Non-income producing security.
 # Amount represents less than 0.1% of net assets.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 1.1% of net assets.

      SECURITY                ACQUISITION DATE    ACQUISITION COST
      ------------------------------------------------------------
      Amylin
        Pharmaceuticals,
        Inc.                      05/16/01           $1,500,000
      Cellegy
        Pharmaceuticals,
        Inc.                      09/29/00              968,750
      Forbes Medi-Tech, Inc.      07/04/00            2,493,093
      La Jolla
        Pharmaceutical
        Company                   02/05/01            1,550,000

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.0%
    AUSTRALIA -- 2.4%
   580,000    AXA Asia Pacific
                Holdings, Ltd.         $   927,424
   100,000    TABCORP Holdings, Ltd.       484,547
                                       -----------
                                         1,411,971
                                       -----------
    BRAZIL -- 1.4%
     8,500    Brasil Telecom
                Participacoes SA, ADR      357,085
    19,000    Petroleo Brasileiro
                SA -- Petrobras, ADR       494,000
                                       -----------
                                           851,085
                                       -----------
    CHINA/HONG KONG -- 2.3%
   236,000    Beijing North Star Co.,
                Ltd., H Shares              69,592
 3,000,000    Can Do Holdings, Ltd.+        64,617
    12,000    Cheung Kong (Holdings),
                Ltd.                       130,773
    30,150    China Mobile (Hong
                Kong), Ltd.+               158,871
   121,000    Digital China Holdings,
                Ltd.                        63,216
   400,000    HKR International, Ltd.      156,414
    13,300    Hutchison Whampoa, Ltd.      134,282
   150,000    Kerry Properties, Ltd.       201,928
 2,000,000    LifeTec Group, Ltd.+          60,002
    90,000    MTR Corp., Ltd.              154,043
    54,000    Roadshow Holdings,
                Ltd.+                       17,654
   400,000    Sinopec Beijing Yanhua
                Petrochemical Co.,
                Ltd.                        56,925
 5,600,000    Sun Television
                Cybernetworks
                Holdings, Ltd.+            107,695
                                       -----------
                                         1,376,012
                                       -----------
    DENMARK -- 2.9%
    16,000    Novo Nordisk AS              708,400
    21,000    Vestas Wind Systems AS       979,968
                                       -----------
                                         1,688,368
                                       -----------
    FINLAND -- 3.6%
    37,400    Nokia AB Oyj                 848,465
    60,000    Sampo Insurance Oyj, A
                Shares                     511,012

SHARES                                       VALUE
--------------------------------------------------
    FINLAND (CONTINUED)
    69,300    Stora Enso Oyj           $   751,722
                                       -----------
                                         2,111,199
                                       -----------
    FRANCE -- 13.5%
    16,000    Aventis SA                 1,265,073
    23,300    Axa                          664,438
     9,750    Banque Nationale de
                Paris                      849,399
     4,400    Castorama Dubois SA+         946,737
    35,040    Gemplus International
                SA+                        105,416
     6,500    Lafarge SA                   556,351
    15,000    Pechiney SA                  762,705
    35,000    Suez SA                    1,127,108
    11,500    Total Fina SA, Class B     1,611,934
                                       -----------
                                         7,889,161
                                       -----------
    GERMANY -- 3.3%
     8,500    Bayerische Hypo - und
                Vereinsbank AG             420,674
    30,000    Deutsche Telekom AG          684,401
    11,500    Fresenius Medical Care
                AG                         807,916
                                       -----------
                                         1,912,991
                                       -----------
    ITALY -- 4.3%
   148,000    Credito Italiano SpA         635,892
    80,000    ENI SpA                      976,262
   100,000    Telecom Italia SpA           898,297
                                       -----------
                                         2,510,451
                                       -----------
    JAPAN -- 24.6%
     2,000    Aiful Corp.                  180,419
    45,000    Aioi Insurance Co., Ltd      149,747
    14,000    ANRITSU Corp.                211,611
   120,000    Asahi Bank, Ltd.             259,803
    30,000    Asahi Breweries, Ltd         336,541
    11,000    Credit Saison Co., Ltd.      267,260
    30,000    Daiwa Securities Group,
                Inc.                       313,928
        40    DDI Corp.                    186,673
        40    East Japan Railway Co.       230,936
    12,000    Eisai Co., Ltd.              268,944
     2,000    Fast Retailing Co.,
                Ltd.                       348,007
    35,000    Furukawa Electric Co.,
                Ltd.                       279,248

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     5,000    Honda Motor Co., Ltd.    $   219,710
    15,000    Jusco Co., Ltd.              330,767
    80,000    Kajima Corp.                 203,993
    16,000    Kansai Elec Power            271,350
     2,200    Keyence Corp.                436,613
     2,200    Mabuchi Motor Co., Ltd.      225,451
    40,000    Mitsubishi Estate
                Company, Ltd.              367,894
        35    Mitsubishi Tokyo
                Financial Group, Inc.
                (MTFG)                     291,877
        80    Mizuho Holdings, Inc.        372,063
    15,000    NEC Corp.                    202,670
        15    Net One Systems Co.,
                Ltd.                       334,376
        55    Nippon Telegraph &
                Telephone Corp.            286,665
    40,000    Nissan Motor Co., Ltd.       276,161
    10,000    Nitto Denko Corp.            288,670
    15,000    Nomura Securities Co.,
                Ltd.                       287,467
        35    NTT DoCoMo, Inc.             609,013
     5,500    Orix Corp.                   534,961
     2,000    Promise Co., Ltd.            164,862
     2,200    Rohm Co., Ltd.               341,286
    15,000    Seibu Railway Co., Ltd.      205,196
     2,000    SMC Corp.                    214,097
     5,000    Sony Corp.                   328,763
    25,000    Suzuki Motor Corp.           332,772
     5,000    Takeda Chemical
                Industries, Ltd.           232,539
     4,000    TDK Corp.                    186,352
    69,000    The Sumitomo Bank Ltd.       569,882
    30,000    The Sumitomo Trust and
                Banking Co., Ltd.          188,838
    10,000    The Tokyo Electric
                Power Co, Inc.             259,001
    40,000    The Yasuda Fire &
                Marine Insurance Co.,
                Ltd.                       248,577
    90,000    Tokyo Gas Co., Ltd.          273,515
    18,000    Toyota Motor Corp.           633,630
    12,000    Trend Micro, Inc.            450,325
       125    UFJ Holdings, Inc.           672,560
    20,000    Welfide Corp.                205,918
        23    West Japan Railway Co.       124,673

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
     6,900    World Co., Ltd.          $   221,313
                                       -----------
                                        14,426,917
                                       -----------
    LUXEMBOURG -- 1.2%
     5,250    Societe Europeenne des
                Satellites                 689,612
                                       -----------
    NETHERLANDS -- 2.2%
    15,000    ING Groep NV+                981,347
    32,580    Vedior NV+                   295,426
                                       -----------
                                         1,276,773
                                       -----------
    NORWAY -- 1.1%
    39,500    Tomra Systems ASA            622,367
                                       -----------
    SINGAPORE -- 0.2%
    15,000    Venture Manufacturing,
                Ltd.                        99,616
                                       -----------
    SPAIN -- 4.4%
         1    Banco Bilbao Vizcaya
                Argentaria SA                   13
    46,000    Cortefiel SA                 647,113
     5,100    Indistria de Diseno
                Textil SA (Inditex)+        81,469
    70,000    Sol Melia SA                 620,503
   146,000    Telefonica Publicidad e
                Informacion SA             692,875
    43,425    Telefonica SA                535,815
                                       -----------
                                         2,577,788
                                       -----------
    SWEDEN -- 1.7%
    44,000    Eniro AB                     435,022
   100,000    Nordbanken Holding AB        570,220
                                       -----------
                                         1,005,242
                                       -----------
    SWITZERLAND -- 8.9%
     9,500    Nestle SA                  2,020,039
    28,000    Novartis AG                1,013,860
     2,500    Roche Holding AG             180,211
       980    Synthes-Stratec, Inc.        601,692
     6,500    UBS AG -- Registered         931,673
     1,350    Zurich Financial
                Services AG                460,646
                                       -----------
                                         5,208,121
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TAIWAN -- 0.8%
    42,591    Macronix International
                Co., Ltd., ADR         $   457,427
                                       -----------
    UNITED KINGDOM -- 15.2%
    35,930    Amvescap Plc                 624,913
    37,000    Barclays Plc               1,135,935
   110,000    BG Group Plc                 434,144
    81,000    BP Amoco Plc                 666,752
    60,500    CGU Plc                      837,537
    67,000    Exel Plc                     716,634
    10,000    HSBC Holdings Plc            117,952
   130,000    Marconi Plc                  463,190
    33,000    Pearson Plc                  544,674
    55,000    Prudential Plc               666,900
    21,000    Rio Tinto Plc                373,228
    84,000    Spirent Plc                  261,437
    67,000    Standard Chartered Plc       859,584
   550,000    Vodafone Group Plc         1,219,940
                                       -----------
                                         8,922,820
                                       -----------
TOTAL COMMON STOCKS
                   (Cost $57,495,950)   55,037,921
                                       -----------
PREFERRED STOCKS -- 1.6%
                      (Cost $464,252)
    GERMANY -- 1.6%
     2,750    Porsche AG                   948,509
                                       -----------
INVESTMENT COMPANY SECURITIES -- 0.5%
                      (Cost $700,000)
    SOUTH KOREA -- 0.5%
    70,000    Korea Investment Corp.+      258,300
                                       -----------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.4%
                    (Cost $1,397,000)
$1,397,000    Agreement with State
                Street Bank and Trust
                Company, 3.880% dated
                06/29/2001, to be
                repurchased at $1,
                397,452 on
                07/02/2001,
                collateralized by
                $1,125,000 U.S.
                Treasury Bond, 8.125%
                maturing 05/15/2021
                (value $1,452,938)     $ 1,397,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $60,057,202*)         98.5%      57,641,730
OTHER ASSETS AND
  LIABILITIES (NET)            1.5          855,184
                             -----      -----------
NET ASSETS                   100.0%     $58,496,914
                             =====      ===========

------------
* Aggregate cost for Federal tax purposes is $60,908,365.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

At June 30, 2001 sector diversification of the Munder Framlington International Growth Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banks...................     13.1%     $ 7,687,527
Oil & Gas...............      7.6        4,456,607
Insurance...............      7.6        4,466,282
Pharmaceuticals.........      6.2        3,606,002
Diversified
  Financials............      6.1        3,543,995
Diversified
  Telecommunication
  Services..............      4.7        2,762,263
Food Products...........      4.0        2,356,580
Wireless
  Telecommunication
  Services..............      3.7        2,174,497
Media...................      3.3        1,927,161
Electrical Equipment....      3.0        1,773,337
Specialty Retail........      2.9        1,675,319
Automobiles.............      2.5        1,462,272
Communication
  Equipment.............      2.2        1,311,655
Electronic Equipment &
  Instruments...........      2.0        1,195,629
Multi-Utilities.........      1.9        1,127,108
Metals & Mining.........      1.9        1,135,932
Hotels, Restaurants &
  Leisure...............      1.9        1,105,050
Machinery...............      1.8        1,068,778
Real Estate.............      1.6          926,600
Health Care Equipment &
  Supplies..............      1.5          870,636
Semiconductor Equipment
  & Products............      1.4          798,713
Health Care Providers &
  Services..............      1.4          807,916

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Paper & Forest
  Products..............      1.3%     $   751,722
Road & Rail.............      1.2          714,847
Multiline Retail........      1.2          678,775
Air Freight &
  Couriers..............      1.2          716,635
Industrial
  Conglomerates.........      1.1          632,521
Computers &
  Peripherals...........      1.1          642,462
Construction
  Materials.............      1.0          556,351
Electric Utilities......      0.9          530,350
Software................      0.8          450,325
Household Durables......      0.6          328,763
Commercial Services &
  Supplies..............      0.5          295,426
Textiles & Apparel......      0.4          221,313
Construction &
  Engineering...........      0.3          203,993
Chemicals...............      0.1           56,925
Commercial Services.....      0.0#          17,654
                            -----      -----------
TOTAL COMMON STOCKS.....     94.0       55,037,921
PREFERRED STOCKS........      1.6          948,509
INVESTMENT COMPANY
  SECURITIES............      0.5          258,300
REPURCHASE AGREEMENT....      2.4        1,397,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.5       57,641,730
OTHER ASSETS AND
  LIABILITIES (NET).....      1.5          855,184
                            -----      -----------
NET ASSETS..............    100.0%     $58,496,914
                            =====      ===========

------------
# Amount represents less than 0.1% of Net Assets.

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 6.2%
$4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009            $  4,557,022
 5,940,000    Standard Credit Card
                Master Trust,
                Class A,
                Series 1994-2,
                7.250% due
                04/07/2008               6,262,767
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $10,433,794)                    10,819,789
                                      ------------
CORPORATE BONDS AND NOTES -- 61.7%
    DRUGS -- 4.0%
 6,400,000    Eli Lilly and Company,
                8.375% due
                02/07/2005***            6,935,974
                                      ------------
    ELECTRIC/GAS -- 6.2%
 2,600,000    El Paso Energy
                Corporation,
                7.375% due
                12/15/2012               2,553,288
 4,700,000    Puget Sound Energy,
                Inc.,
                7.020% due
                12/01/2027               4,215,646
 3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2015               3,971,037
                                      ------------
                                        10,739,971
                                      ------------
    FINANCE -- 22.7%
 5,000,000    Allstate Financial
                Global Funding LLC,
                Series 144A,
                6.500% due
                06/14/2011++             4,936,885
 4,085,000    Axa,
                8.600% due
                12/15/2030               4,487,499

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$2,500,000    Block Financial
                Corporation,
                8.500% due
                04/15/2007            $  2,674,688
 4,500,000    CIT Group, Inc.,
                7.125% due
                10/15/2004               4,663,530
 5,000,000    Citigroup, Inc.,
                5.750% due
                05/10/2006               4,953,610
 4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B,
                8.050% due
                06/15/2027               4,716,413
 2,500,000    General Motors
                Acceptance
                Corporation,
                7.250% due
                03/02/2011               2,529,030
 4,100,000    National Rural
                Utilities
                Cooperative Finance,
                6.125% due
                05/15/2005               4,137,535
 3,075,000    Union Planters
                Corporation,
                7.750% due
                03/01/2011               3,172,674
 3,200,000    Washington Mutual Bank
                FA,
                6.875% due
                06/15/2011               3,184,938
                                      ------------
                                        39,456,802
                                      ------------
    INDUSTRIAL -- 23.3%
 3,895,000    Anheuser-Busch
                Companies,
                9.000% due
                12/01/2009               4,583,274
 4,000,000    AT&T Canada, Inc.,
                144A,
                7.625% due
                03/15/2005++             3,976,140

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL (CONTINUED)
$3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022            $  3,571,267
 3,000,000    Comcast Cable
                Communications,
                7.125% due
                06/15/2013               2,982,795
 2,600,000    Comdisco, Inc.,
                9.500% due
                08/15/2003               2,041,000
 3,500,000    General Electric
                Capital Corporation,
                MTN,
                6.800% due
                11/01/2005               3,656,411
 2,500,000    Kohl's Corporation,
                6.300% due
                03/01/2011               2,415,227
 4,800,000    Marconi Corporation
                Plc,
                8.375% due
                09/15/2030               4,020,130
 2,200,000    Motorola, Inc.,
                6.450% due
                02/01/2011               2,151,598
 3,000,000    Nortel Networks Ltd.,
                6.125% due
                02/15/2006               2,588,826
 2,500,000    PHH Corporation, MTN,
                8.125% due
                02/03/2003               2,535,247
 2,920,353    United Air Lines,
                Inc.,
                8.030% due
                07/01/2011               3,002,211
 3,100,000    WorldCom, Inc.,
                7.500% due
                05/15/2011               3,018,315
                                      ------------
                                        40,542,441
                                      ------------
    TELECOMMUNICATIONS -- 2.5%
 5,000,000    AT&T Corp. -- Liberty
                Media Group,
                8.250% due
                02/01/2030               4,299,265
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    WHOLE LOAN CMOS -- 3.0%
$5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B,
                7.420% due
                04/25/2028            $  5,201,935
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $109,900,324)                  107,176,388
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.9%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 6.4%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000    Series 2132, Class PD,
                6.000% due
                11/15/2027               4,840,400
 2,624,509    Series 1541, Class F,
                6.250% due
                05/15/2019               2,639,364
 1,925,000    Series 1702-A, Class
                PD,
                6.500% due
                04/15/2022               1,965,310
 1,653,506    Federal National
                Mortgage
                Association, Remic
                Trust 1997 G1 Class
                K,
                6.750% due
                02/18/2004               1,689,420
                                      ------------
                                        11,134,494
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 6.1%
              FHLMC:
$  500,000      5.250% due
                02/15/2004            $    503,311
 3,800,000      6.875% due
                09/15/2010               3,991,672
   587,890      Pool #E62394, Gold,
                7.500% due
                09/01/2010                 607,786
 5,457,808      Pool #C46932,
                7.500% due
                01/01/2031               5,571,848
                                      ------------
                                        10,674,617
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 5.0%
              FNMA:
 4,388,974      Pool #455598,
                5.500% due
                12/01/2028               4,092,751
 1,800,000      7.000% due
                07/15/2005               1,908,121
 1,112,842      Pool #303105,
                11.000% due
                11/01/2020               1,248,785
 1,245,450      Pool #100081,
                11.500% due
                08/01/2016               1,392,180
                                      ------------
                                         8,641,837
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 2.7%
 4,600,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005               4,733,418
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.7%
$1,153,492    GNMA,
                Pool #780584,
                7.000% due
                06/15/2027            $  1,166,272
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                  (Cost $36,017,310)    36,350,638
                                      ------------
U.S. TREASURY OBLIGATIONS -- 8.1%
    U.S. TREASURY BONDS -- 4.5%
 6,433,500    3.875% due 04/15/2029,
                TIPS                     6,887,866
   885,000    6.250% due 05/15/2030        938,515
                                      ------------
                                         7,826,381
                                      ------------
    U.S. TREASURY NOTES -- 3.6%
 4,800,000    5.000% due 02/15/2011      4,657,497
 1,500,000    7.500% due 11/15/2001      1,520,880
                                      ------------
                                         6,178,377
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,655,380)                    14,004,758
                                      ------------
REPURCHASE AGREEMENT -- 1.1%
  (Cost $1,942,000)
 1,942,000    Agreement with State
                Street Bank and
                Trust Company,
                3.880% dated
                06/29/2001, to be
                repurchased at
                $1,942,628 on
                07/02/2001,
                collateralized by
                $2,015,000 U.S.
                Treasury Bond,
                3.500% maturing
                12/13/2001
                (value $1,982,760)       1,942,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $8,813,220)         5.1%     $  8,813,220
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $180,762,028*)    103.1%      179,106,793
OTHER ASSETS AND
  LIABILITIES (NET)        (3.1)       (5,322,406)
                          -----      ------------
NET ASSETS                100.0%     $173,784,387
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $180,840,576.
 ** As of June 30, 2001, the market value of the securities on loan is $8,565,244. Collateral received for securities loaned of $8,813,220 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 4.0% of net assets.

      SECURITY                ACQUISITION DATE    ACQUISITION COST
      ------------------------------------------------------------
      Eli Lilly and Company       2/20/98            $6,758,520
                                 11/20/98               453,008

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
TIPS -- Treasury Inflation - Protection Security
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7%
$ 5,000,000    CNH Equipment Trust,
                 Series 2000-B Class
                 A3, 6.880% due
                 03/15/2005           $  5,151,631
  4,755,892    Contimortgage Home
                 Equity Loan,
                 1997 2 Pass thru
                 Certificate Class
                 A9, 7.090% due
                 04/15/2028              4,892,640
  5,000,000    Discover Card Master
                 Trust I, Series
                 1999-2 Class B,
                 6.100% due
                 10/15/2004              5,077,544
  5,000,000    First Security Auto
                 Owner Trust, Series
                 2000-1 Class A3,
                 7.300% due
                 07/15/2004              5,147,917
  5,155,000    Ford Credit Auto
                 Owner Trust,
                 Series 2000-D Class
                 A3, 7.150% due
                 12/15/2003              5,245,789
  6,300,000    GMAC Commercial
                 Mortgage
                 Securities, Inc.,
                 Series 1999-C1
                 Class A2, 6.175%
                 due 05/15/2033          6,189,548
  5,100,000    Public Service New
                 Hampshire Funding
                 LLC,
                 Series 2001-1,
                 Class A2, 5.730%
                 due 11/01/2010          5,057,790
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $36,355,251)                  $ 36,762,859
                                      ------------
CORPORATE BONDS AND NOTES -- 57.3%
    BANKING AND FINANCIAL SERVICES -- 21.1%
$10,000,000    America Express Bank,
                 Ltd., 5.370% due
                 02/10/2004***          10,035,320
  2,570,000    Associates
                 Corporation of
                 North America, MTN,
                 8.250% due
                 10/15/2004              2,761,604
 10,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 6.850% due
                 06/15/2004             10,299,280
 10,000,000    Deutsche Bank
                 Financial, 6.700%
                 due 12/13/2006         10,200,420
  2,400,000    Ford Motor Credit
                 Corporation, 6.500%
                 due 02/15/2006          2,395,334
               General Motors
                 Acceptance
                 Corporation:
  4,900,000      6.625% due
                 10/15/2005              4,952,915
  2,000,000      7.250% due
                 03/02/2011              2,023,224
  4,354,369    Marriott Vacation
                 Club Owner Trust,
                 Series 2000-1A
                 Class B, 7.050% due
                 04/15/2007              4,438,055
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009***           9,492,140
  3,360,000    Swiss Bank
                 Corporation, 7.250%
                 due 09/01/2006          3,523,266

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    BANKING AND FINANCIAL SERVICES (CONTINUED)
$10,000,000    Tiers Fixed Rate
                 Certificates,
                 Series 2001-14,
                 144A, 7.200% due
                 06/15/2004+          $  9,944,900
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004             10,156,760
                                      ------------
                                        80,223,218
                                      ------------
    CORPORATE -- 16.3%
 10,000,000    American General
                 Finance
                 Corporation, MTN,
                 5.910% due
                 06/12/2006              9,858,807
  5,000,000    Citigroup, Inc.,
                 5.750% due
                 05/10/2006              4,953,610
  4,200,000    Ford Motor Credit
                 Company, 6.875% due
                 02/01/2006              4,260,648
  6,500,000    General Electric
                 Capital
                 Corporation, MTN,
                 7.375% due
                 01/19/2010              6,929,806
  8,000,000    Nortel Networks Ltd.,
                 6.125% due
                 02/15/2006              6,903,536
  6,000,000    PHH Corporation, MTN,
                 8.125% due
                 02/03/2003              6,084,594
  5,330,000    SBC Communications,
                 Inc., 6.250% due
                 03/15/2011              5,162,734
 10,000,000    UBS Preferred Funding
                 Trust II, 7.247%
                 due 06/26/2011          9,933,588
  8,000,000    Washington Mutual
                 Bank FA, 6.875% due
                 06/15/2011              7,962,344
                                      ------------
                                        62,049,667
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL -- $11.7%
  4,178,000    Anheuser-Busch
                 Companies, 9.000%
                 due 12/01/2009       $  4,916,282
  2,686,800    Chevron Corporation,
                 Trust Fund, 8.110%
                 due 12/01/2004          2,850,077
  5,230,000    Comdisco, Inc.,
                 9.500% due
                 08/15/2003              4,105,550
 10,000,000    DaimlerChrysler NA
                 Holding
                 Corporation, MTN,
                 6.840% due
                 10/15/2002             10,183,780
 10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003             10,252,000
  5,505,000    Ryder System, Inc.,
                 MTN, 6.910% due
                 06/18/2002              5,567,917
  4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027              4,196,682
  2,470,000    Unilever Capital
                 Corporation, 6.875%
                 due 11/01/2005          2,575,701
                                      ------------
                                        44,647,989
                                      ------------

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    TELECOMMUNICATIONS - FOREIGN -- 4.0%
$ 4,500,000    AT&T Canada, Inc.,
                 144A, 7.625% due
                 03/15/2005+          $  4,473,157
 10,000,000    British
                 Telecommunications
                 Plc, 8.125% due
                 12/15/2010             10,619,300
                                      ------------
                                        15,092,457
                                      ------------
    UTILITY - ELECTRIC -- 4.2%
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,783,535
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,208,320
                                      ------------
                                        15,991,855
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $217,904,047)                  218,005,186
                                      ------------
SHARES
-----------
PREFERRED STOCKS -- 2.0%
                   (Cost $7,991,676)
    CORPORATE -- 2.0%
    308,000    AT&T Corporation          7,823,200
                                      ------------
PRINCIPAL
AMOUNT
-----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 26.7%
    FEDERAL HOME LOAN MORTGAGE
      CORPORATION (FHLMC) -- 5.0%
               FHLMC:
$ 2,032,617      Pool #A00813,
                 9.000% due
                 10/01/2020              2,183,679
  1,230,443      Pool #D88313,
                 8.000% due
                 03/01/2028              1,273,115
    327,748      Pool #E61740,
                 9.000% due
                 04/01/2010                344,673

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE
      CORPORATION (FHLMC) (CONTINUED)
$ 2,001,297      Pool #F70013, Gold,
                 7.000% due
                 12/01/2011           $  2,055,708
  7,850,000      Series 1650 Class
                 1650 J, 6.500% due
                 06/15/2023              7,890,585
  5,000,000      Series 1669 Class
                 G, 6.500% due
                 02/15/2023              5,104,500
                                      ------------
                                        18,852,260
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 9.4%
               FNMA:
  8,000,000      7.000% due
                 07/15/2005              8,480,536
  7,776,927      6.000% due
                 02/01/2013              7,694,258
  8,531,985      6.000% due
                 06/01/2013              8,436,000
  4,545,220      5.819% due
                 12/01/2028              4,636,606
  1,431,099      Pool #070225,
                 7.500% due
                 08/01/2018              1,478,541
  4,996,099      Pool #250550,
                 6.500% due
                 05/01/2026              4,948,299
                                      ------------
                                        35,674,240
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 9.9%
 17,000,000    AID-Israel, 0.010%
                 due 02/15/2004         14,981,573
  8,500,000    Federal Farm Credit
                 Bank, 5.950% due
                 05/18/2005              8,675,210

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY DEBENTURES (CONTINUED)
$ 3,950,000    SallieMae Student
                 Loan Trust, Class
                 A2, 5.232% due
                 01/25/2010+          $  3,905,661
 10,000,000    Tennessee Valley
                 Authority, 6.375%
                 due 06/15/2005         10,290,040
                                      ------------
                                        37,852,484
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.4%
               GNMA:
  1,200,865      Pool #780077,
                 8.000% due
                 03/15/2025              1,259,213
  8,218,254      Pool #781008,
                 6.000% due
                 03/15/2029              7,962,774
                                      ------------
                                         9,221,987
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $99,967,160)                   101,600,971
                                      ------------
U.S. TREASURY OBLIGATIONS -- 3.1%
    U.S. TREASURY BONDS -- 1.1%
  3,600,000    7.500% due
                 11/15/2016,             4,191,527
                                      ------------
    U.S. TREASURY NOTES -- 2.0%
  2,850,000    5.000% due
                 02/15/2011,             2,765,389
  4,500,000    7.000% due
                 07/15/2006,             4,882,212
                                      ------------
                                         7,647,601
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $11,967,570)                    11,839,128
                                      ------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $25,385,430)        6.7%     $ 25,385,430
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $399,571,134*)    105.5%      401,416,774
OTHER ASSETS AND
  LIABILITIES (NET)        (5.5)      (21,051,500)
                          -----      ------------
NET ASSETS                100.0%     $380,365,274
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes is $399,571,134.
 ** As of June 30, 2001 the market value of the securities on loan is $24,694,619. Collateral received for securities loaned of $25,385,430 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At June 30, 2001 these securities represents 5.1% of net assets.

            SECURITY           ACQUISITION DATE    ACQUISITION COST
      -------------------------------------------------------------
      American Express
        Bank Ltd.                   1/16/96           $9,912,500
      SunAmerica
        Institutional              10/19/00            9,175,207

+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 83.7%
AUSTRIA -- 4.3%
    GOVERNMENT -- 4.3%
JPY           150,000,000    Republic of Austria,
                               4.500% due 09/28/2005                                         $ 1,418,402
                                                                                             -----------
BELGIUM -- 4.6%
    GOVERNMENT -- 4.6%
EUR             1,725,000    Kingdom of Belgium, Series 35,
                               5.750% due 09/28/2010                                           1,497,069
                                                                                             -----------
CANADA -- 3.7%
    GOVERNMENT -- 3.7%
CAD             1,750,000    Government of Canada,
                               7.000% due 12/01/2006                                           1,220,595
                                                                                             -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR               504,563    Republic of Finland,
                               9.500% due 03/15/2004                                             480,960
                                                                                             -----------
FRANCE -- 7.7%
    GOVERNMENT -- 7.7%
                             Government of France:
EUR             1,000,000      5.250% due 04/25/2008                                             861,943
                1,205,102      5.500% due 04/25/2007                                           1,058,069
                  548,816      8.500% due 12/26/2012                                             595,140
                                                                                             -----------
                                                                                               2,515,152
                                                                                             -----------
GERMANY -- 7.6%
    FINANCE -- 3.5%
EUR             1,329,358    Bayerische Vereinsbank New York, Global Bond,
                               4.500% due 06/24/2002                                           1,127,461
    GOVERNMENT -- 4.1%
                1,100,000    Federal Republic of Germany,
                               5.500% due 01/04/2031                                             906,373
                  478,229    Federal Republic of Germany, Series 95,
                               6.500% due 10/14/2005                                             434,629
                                                                                             -----------
                                                                                               2,468,463
                                                                                             -----------
GREECE -- 2.2%
    GOVERNMENT -- 2.2%
EUR               800,000    Republic of Greece,
                               6.000% due 05/19/2010                                             700,991
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
ITALY -- 5.8%
    GOVERNMENT -- 5.8%
                             GOVERNMENT OF ITALY:
EUR               750,000      6.750% due 02/01/2007                                         $   689,618
                1,291,140      8.500% due 04/01/2004                                           1,203,099
                                                                                             -----------
                                                                                               1,892,717
                                                                                             -----------
JAPAN -- 6.1%
    SUPRANATIONAL -- 6.1%
JPY           230,000,000    Asian Development Bank,
                               5.000% due 02/05/2003                                           1,988,732
                                                                                             -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR             1,000,000    European Investment Bank,
                               5.250% due 04/15/2004                                             866,725
                                                                                             -----------
NETHERLANDS -- 2.9%
    GOVERNMENT -- 2.9%
EUR             1,100,000    Government of Netherlands,
                               5.500% due 07/15/2010                                             950,745
                                                                                             -----------
PORTUGAL -- 3.3%
    GOVERNMENT -- 3.3%
EUR             1,250,000    Republic of Portugal,
                               5.850% due 05/20/2010                                           1,090,176
                                                                                             -----------
SPAIN -- 7.6%
    CORPORATE -- 3.1%
EUR             1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                               5.750% due 09/27/2010                                           1,027,312
    GOVERNMENT -- 4.5%
                1,750,000    Kingdom of Spain,
                               5.150% due 07/30/2009                                           1,470,436
                                                                                             -----------
                                                                                               2,497,748
                                                                                             -----------
SWEDEN -- 3.1%
    GOVERNMENT -- 3.1%
SEK            10,500,000    Government of Sweden, Series 1038,
                               6.500% due 10/25/2006                                           1,024,085
                                                                                             -----------
UNITED STATES -- 20.6%
    FINANCE -- 12.1%
JPY           180,000,000    Citigroup, Inc.,
                               1.275% due 12/28/2004                                           1,480,291
              100,000,000    General Electric Capital Corporation,
                               1.900% due 08/06/2009                                             852,430
              200,000,000    General Electric Financial Assurance,
                               1.600% due 06/20/2011                                           1,610,774

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
    SUPRANATIONAL -- 8.5%
GBP             1,000,000    KFW International Finance,
                               7.625% due 12/30/2003                                         $ 1,462,193
JPY           150,000,000    McDonald's Corporation, Series MTN,
                               2.000% due 03/09/2010                                           1,314,409
                                                                                             -----------
                                                                                               6,720,097
                                                                                             -----------
TOTAL FOREIGN BONDS AND NOTES
    (Cost $31,239,629)                                                                        27,332,657
                                                                                             -----------
GOVERNMENT AGENCY OBLIGATIONS -- 7.8%
GBP               600,000    Federal National Mortgage Association, Global Bond,
                               6.875% due 06/07/2002                                             854,485
DEM             3,700,000    Tennessee Valley Authority, Global Bond,
                               6.375% due 09/18/2006                                           1,693,031
                                                                                             -----------
                                                                                               2,547,516
                                                                                             -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
    (Cost $3,294,195)                                                                          2,547,516
                                                                                             -----------
REPURCHASE AGREEMENT -- 2.5%
    (Cost $822,000)
USD               822,000    Agreement with State Street Bank and Trust Company,
                               3.880% dated 06/29/2001 to be repurchased at $822,266 on
                               07/02/2001, collateralized by $855,000 U.S. Treasury Bill,
                               3.500% maturing 12/13/2001
                               (value $841,320)                                                  822,000
                                                                                             -----------

OTHER INVESTMENTS**
  (Cost $307,440)                                                                   0.9%         307,440
                                                                                  -----      -----------
TOTAL INVESTMENTS
  (Cost $35,663,264*)                                                              94.9%      31,009,613
OTHER ASSETS AND LIABILITIES (NET)                                                  5.1        1,663,972
                                                                                  -----      -----------
NET ASSETS                                                                        100.0%     $32,673,585
                                                                                  =====      ===========

------------
 * Aggregate cost for Federal tax purposes is $35,663,264.
** As of June 30, 2001, the market value of the securities on loan is $285,402.
   Collateral received for securities loaned of the $307,440 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

ABBREVIATIONS:
CAD -- Canadian Dollar
DEM -- German Deutsche Mark
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
MTN -- Medium Term Note
SEK -- Swedish Krona
USD -- United States Dollar

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) --
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 7.4%
               GNMA:
$10,100,000      Series 1996-11,
                 Class PD,
                 7.000% due
                 06/20/2025           $ 10,174,880
  6,000,000      Series 1996-9,
                 Class PD,
                 7.000% due
                 01/20/2025              6,114,995
                                      ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $16,247,625)                    16,289,875
                                      ------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 77.8%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 46.9%
               FHLMC:
  1,045,662      Pool #A01048, Gold,
                 8.500% due
                 02/01/2020              1,111,565
  3,056,530      Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              3,145,049
    678,346      Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                725,457
  5,800,000      Series 1503, Class
                 PK, 7.000% due
                 03/15/2022              5,894,250
  5,000,000      Series 1531, Class
                 M,
                 6.000% due
                 06/15/2008              4,911,450
  5,000,000      Series 1574, Class
                 G, 6.500% due
                 04/15/2021              5,112,500
  5,000,000      Series 1603, Class
                 J, 6.500% due
                 07/15/2023              4,985,900

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 4,000,000      Series 1610, Class
                 PM,
                 6.250% due
                 04/15/2022           $  4,068,720
  3,850,000      Series 1617, Class
                 C, 6.500% due
                 02/15/2023              3,870,443
 11,585,000      Series 1633, Class
                 PL, 6.500% due
                 03/15/2023             11,642,925
  5,000,000      Series 1638, Class
                 H, 6.500% due
                 12/15/2023              4,852,450
  8,000,000      Series 1676, Class
                 H, 6.500% due
                 10/15/2022              8,170,240
  8,635,000      Series 1702A, Class
                 PD,
                 6.500% due
                 04/15/2022              8,815,817
  1,030,000      Series 1706, Class
                 K, 7.000% due
                 03/15/2024              1,026,158
  3,200,000      Series 1722, Class
                 PH, 6.500% due
                 08/15/2022              3,257,459
  2,385,000      Series 1848, Class
                 PE, 7.000% due
                 09/15/2025              2,344,228
  8,943,000      Series 1865, Class
                 PD, 7.000% due
                 12/15/2025              8,968,845
  4,156,000      Series 1866, Class
                 E, 7.000% due
                 01/15/2026              4,243,890
  6,924,107      Series 1870, Class
                 VB, 6.500% due
                 04/15/2007              7,097,210

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 2,360,480      Series 43, Class D,
                 10.000% due
                 06/15/2020           $  2,481,281
  6,846,218      Series T-7, Class
                 A6, 7.030% due
                 08/25/2028              7,064,469
                                      ------------
                                       103,790,306
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--
      30.9%
               FNMA:
  4,500,000      7.000% due
                 07/15/2005              4,770,302
  5,375,000      5.250% due
                 01/15/2009              5,131,593
     37,667      Pool #040305,
                 11.500% due
                 02/01/2014                 42,228
     11,576      Pool #058255,
                 11.500% due
                 11/01/2010                 12,816
     23,087      Pool #081585,
                 11.500% due
                 07/01/2012                 25,800
    761,529      Pool #100081,
                 11.500% due
                 08/01/2016                851,246
     99,064      Pool #210448,
                 11.500% due
                 11/01/2015                111,058
    745,410      Pool #303105,
                 11.000% due
                 11/01/2020                836,468
    118,195      Pool #336457,
                 10.500% due
                 11/01/2020                130,297
  2,950,000      Pool #375618,
                 6.420% due
                 12/01/2007              2,993,328

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 3,589,011      Series 1990-45,
                 Class J,
                 9.500% due
                 05/25/2020           $  3,839,183
  2,000,000      Series 1993-160,
                 Class BC,
                 6.500% due
                 09/25/2022              2,033,680
  5,100,000      Series 1993-163,
                 Class BJ,
                 7.000% due
                 07/25/2006              5,269,869
  3,000,000      Series 1993-198,
                 Class T,
                 6.500% due
                 10/25/2023              2,924,343
  7,500,000      Series 1993-203,
                 Class PL,
                 6.500% due
                 10/25/2023              7,430,550
  1,500,000      Series 1993-208,
                 Class H,
                 6.000% due
                 12/25/2021              1,513,590
 10,319,600      Series 1993-226,
                 Class PN,
                 9.000% due
                 05/25/2022             11,345,059
  2,000,000      Series 1993-83,
                 Class VE,
                 6.600% due
                 12/25/2005              2,002,760
  1,500,000      Series 1994-44,
                 Class H,
                 6.500% due
                 08/25/2022              1,532,340
  1,600,000      Series 1994-60,
                 Class PJ,
                 7.000% due
                 04/25/2024              1,589,648
  7,634,900      Series 1996-28,
                 Class PJ,
                 6.500% due
                 12/25/2024              7,494,036

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 5,150,000      Series 1996-70,
                 Class PJ,
                 6.500% due
                 02/25/2026           $  5,059,161
  1,600,000      Series 1997-13,
                 Class QE,
                 6.500% due
                 04/18/2026              1,598,231
                                      ------------
                                        68,537,586
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $170,358,695)                  172,327,892
                                      ------------
U.S. TREASURY OBLIGATIONS -- 14.3%
    U.S. TREASURY BONDS -- 13.2%
               U.S. Treasury Bonds:
  1,500,000      10.375% due
                 11/15/2012              1,899,258
  3,000,000      7.500% due
                 11/15/2016              3,492,939
  4,000,000      8.125% due
                 08/15/2019              4,979,396
 10,500,000      8.000% due
                 11/15/2021             13,076,605
  5,500,000      6.500% due
                 11/15/2026              5,928,115
                                      ------------
                                        29,376,313
                                      ------------
    U.S. TREASURY NOTES -- 1.1%
  2,385,000    U.S. Treasury Notes,
                 5.500% due
                 05/15/2009              2,405,961
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $31,808,541)                    31,782,274
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- $1.1%
  (Cost $2,448,000)
$ 2,448,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 3.880% dated
                 06/29/2001 to be
                 repurchased at
                 $2,448,792 on
                 07/02/2001,
                 collateralized by
                 $2,540,000 U.S.
                 Treasury Bill,
                 3.500% maturing
                 12/13/2001
                 (value $2,499,360)   $  2,448,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $22,505,042)       10.2%      $ 22,505,042
                          -----       ------------
TOTAL INVESTMENTS
  (Cost $243,367,903*)    110.8%       245,353,083
OTHER ASSETS AND
  LIABILITIES (NET)       (10.8)       (23,972,826)
                          -----       ------------
NET ASSETS                100.0%      $221,380,257
                          =====       ============

------------
 * Aggregate cost for Federal tax purposes is $243,547,044.
** As of June 30, 2001, the market value of the securities on loan is $21,821,184. Collateral received for securities loaned of $22,505,042 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.3%
    MICHIGAN -- 97.3%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                                AAA          Aaa          $   998,680
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                                AAA          Aaa              669,675
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                                AAA          Aaa            1,085,750
   750,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                                AAA          Aaa              733,238
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                                AAA          NR               521,994
              De Witt, Michigan, Public Schools, GO:
   750,000    4.700% due 05/01/2012                                  AAA          Aaa              751,620
 1,055,000    (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                AAA          Aaa            1,140,961
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                                AAA          Aaa              706,006
   375,000    Detroit, Michigan, Water Supply Systems, Revenue,
                Series A,
                5.750% due 07/01/2011                                AAA          Aaa              417,019
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                                AAA          Aaa            1,019,110
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                                AAA          Aaa            1,044,100
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                                AAA          Aaa              752,905
   860,000    Eaton Rapids, Michigan, Public Schools, GO,
                Refunding, (MBIA Insured, Q-SBLF),
                4.700% due 05/01/2014                                AAA          Aaa              845,853
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                                AAA          Aaa              718,418
              Grand Rapids, Michigan:
   500,000    Building Authority,
                4.550% due 04/01/2010                                AA           Aa3              504,735
   705,000    Building Authority,
                5.000% due 04/01/2016                                AA           Aa3              713,622
 1,000,000    Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                AAA          Aaa            1,016,660
 1,000,000    Grand Traverse County, Michigan Hospital,
                Munson Healthcare, Series A, Pre-refunded,
                6.250% due 07/01/2022                                AAA          Aaa            1,054,700

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  635,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                                AAA          NR           $   672,617
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                                AAA          Aaa            1,156,023
   610,000    Kalamazoo, Michigan, Building Authority,
                5.250% due 10/01/2017                                AAA          Aaa              634,998
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                                AAA          Aaa            1,094,060
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                AAA          Aaa              741,920
   750,000    Kent County, Michigan, Building Authority,
                5.000% due 06/01/2021                                AAA          Aaa              727,845
   515,000    Lansing, Michigan, Water Supply,
                Steam & Electric Utility System, Series A,
                5.500% due 07/01/2009                                AA           Aa3              555,767
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured,)
                5.000% due 05/01/2018                                AAA          Aaa              497,090
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                                AAA          Aaa            1,046,940
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO, (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                                AAA          Aaa            1,044,390
   500,000    Michigan Municipal Building Authority Revenue,
                4.750% due 10/01/2018                                AAA          Aaa              477,770
 1,100,000    Michigan Public Power Agency Revenue,
                (Belle River Project), Series A,
                5.250% due 01/01/2018                                AA-          A1             1,101,727
              Michigan State Building Authority Revenue:
 1,000,000    Facilities Project, Series 1,
                5.000% due 10/15/2014                                AA+          Aa1            1,010,160
 1,000,000    Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                AA+          Aa1              932,000
 1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                                AAA          Aaa            1,379,652
              Michigan State Hospital Finance Authority Revenue:
 1,000,000    Genesys Health System, Series A,
                7.500% due 10/01/2027                                AAA          NR             1,148,580
   715,000    Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                AAA          Aaa              804,296

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
              Michigan State Housing Development Authority:
$  565,000    Series A, (AMBAC Insured),
                6.450% due 12/01/2014                                AA+          NR           $   592,114
   415,000    Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                                AAA          Aaa              423,321
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                                AAA          Aaa              999,920
 1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                                AA           Aa3            1,060,920
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                                AAA          Aaa            1,092,380
 1,000,000    Milan, Michigan, Area Schools, GO, Series A, (FGIC
                Insured, Q-SBLF),
                5.500% due 05/01/2013                                NR           Aaa            1,064,090
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                                AAA          Aaa              574,505
   700,000    Oakland County Michigan,
                Detroit Country Day School Project,
                4.950% due 10/01/2018                                NR           Aaa              682,416
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              994,180
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                AAA          Aaa              541,555
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                AAA          Aaa            1,096,240
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                AAA          Aaa            1,477,020
   750,000    Rochester Community School District, Michigan, GO,
                (MBIA Insured),
                5.000% due 05/01/2019                                AAA          Aaa              746,385
 1,000,000    Saint Johns, Michigan, Public Schools District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                                AAA          Aaa            1,081,120
 1,000,000    South Lake, Michigan, Public Schools System, (FGIC
                Insured),
                5.125% due 05/01/2014                                AAA          Aaa            1,043,190
 1,000,000    South Redford, Michigan, School District, GO, (FGIC
                Insured, Q-SBLF),
                5.350% due 05/01/2010                                AAA          Aaa            1,073,740

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                     RATING (UNAUDITED)
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded, 5.600% due 05/01/2010                  AAA          Aaa          $   817,260
   515,000    Walled Lake, Michigan, Consolidate School District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                                AAA          Aaa              528,493
   525,000    Waverly, Michigan, Community Schools, GO, (FGIC
                Insured),
                4.875% due 05/01/2010                                AAA          Aaa              543,548
 1,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                                AAA          Aaa            1,063,020
 1,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.07% due 05/01/2015+                                AAA          Aaa              636,945
   500,000    Willow Run, Michigan, Community Schools, GO, (AMBAC
                Insured, Q-SBLF),
                5.000% due 05/01/2016                                AAA          Aaa              501,344
                                                                                               -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $46,931,832)                                                                            48,354,587
                                                                                               -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 1.9%
  (Cost $928,866)
   928,866    Valiant Tax Exempt Fund                                                              928,866
                                                                                               -----------

TOTAL INVESTMENTS
  (Cost $47,860,697*)                                                        99.2%              49,283,453
OTHER ASSETS AND LIABILITIES (NET)                                            0.8                  413,588
                                                                            -----              -----------
NET ASSETS                                                                  100.0%             $49,697,041
                                                                            =====              ===========

------------
* Aggregate cost for Federal tax purposes is $47,860,697.
+ Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.8%
    ARIZONA -- 3.6%
$2,000,000   Maricopa County, Arizona, Community College
               District, Project 1994, Series C,
               4.000% due 07/01/2013                               AA           Aaa          $  1,870,280
 1,600,000   Phoenix, Arizona, Water Systems Revenue, ETM,
               8.000% due 06/01/2003                               AAA          Aaa             1,741,745
 1,000,000   Tempe, Arizona, High School District Number 213,
               (FGIC Insured),
               4.500% due 07/01/2010                               AAA          Aaa             1,012,780
                                                                                             ------------
                                                                                                4,624,805
                                                                                             ------------
    FLORIDA -- 3.4%
 2,000,000   Dade County, Florida, GO, (FGIC Insured),
               12.000% due 10/01/2001                              AAA          Aaa             2,043,400
 2,000,000   Florida State, Board of Education,
               Administrative Capital Revenue,
               8.400% due 06/01/2007                               AA+          Aa2             2,378,000
                                                                                             ------------
                                                                                                4,421,400
                                                                                             ------------
    GEORGIA -- 5.8%
 2,000,000   Atlanta, Georgia, Water & Sewer Revenue, (FGIC
               Insured),
               5.250% due 01/01/2027                               AAA          Aaa             2,146,380
             Georgia State, GO:
 2,500,000     7.400% due 08/01/2007                               AAA          Aaa             2,953,950
 2,000,000     Series B,
               6.250% due 03/01/2011                               AAA          Aaa             2,280,800
                                                                                             ------------
                                                                                                7,381,130
                                                                                             ------------
    HAWAII -- 2.7%
 2,000,000   Honolulu, Hawaii, GO,
               7.350% due 07/01/2008                               AA-          Aa3             2,374,300
 1,095,000   Kauai County, Hawaii, GO, Series A,
               4.000% due 08/01/2007                               AAA          Aaa             1,093,018
                                                                                             ------------
                                                                                                3,467,318
                                                                                             ------------
    ILLINOIS -- 10.8%
   935,000   Addison, Illinois, Single-family Mortgage Revenue,
               ETM,
               7.500% due 04/01/2011                               AAA          NR              1,083,244
 2,500,000   Chicago, Illinois, Wastewater Transmission
               Revenue, (FGIC Insured),
               5.375% due 01/01/2013                               AAA          Aaa             2,640,800
 2,500,000   Du Page County, Illinois, Stormwater Project,
               5.600% due 01/01/2021                               AAA          Aaa             2,672,575
 2,000,000   Illinois State, GO, (MBIA Insured),
               5.500% due 04/01/2025                               AAA          Aaa             2,029,200

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,500,000   Illinois State, Sales Tax Revenue, Series Y,
               5.250% due 06/15/2009                               AAA          Aa2          $  2,653,475
 1,700,000   Metropolitan Pier & Exposition Authority,
               Illinois, McCormick Place Expansion Project,
               (FGIC Insured),
               5.500% due 12/15/2024                               AAA          Aaa             1,719,380
 1,000,000   Regional Transport Authority, Illinois, (FGIC
               Insured),
               6.000% due 06/01/2015                               AAA          Aaa             1,115,110
                                                                                             ------------
                                                                                               13,913,784
                                                                                             ------------
    KANSAS -- 1.2%
 2,000,000   Sedgwick County, Kansas, Unified School District,
               GO,
               3.500% due 09/01/2019                               AA           Aa3             1,582,920
                                                                                             ------------
    LOUISIANA -- 0.9%
 1,100,000   Shreveport, Louisiana, Refunding,
               5.000% due 02/01/2013                               AAA          Aaa             1,130,756
                                                                                             ------------
    MARYLAND -- 1.7%
 2,000,000   Baltimore, Maryland, Series A, (FGIC Insured),
               5.900% due 07/01/2010                               AAA          Aaa             2,241,900
                                                                                             ------------
    MASSACHUSETTS -- 2.6%
 1,150,000   Massachusetts State, Series C,
               5.250% due 08/01/2010                               AA-          Aa3             1,220,161
 2,000,000   Massachusetts State, Grant Anticipation Notes,
               Series A, 5.250% due 12/15/2012                     NR           Aa3             2,113,940
                                                                                             ------------
                                                                                                3,334,101
                                                                                             ------------
    MICHIGAN -- 26.4%
 1,200,000   Avondale, Michigan, School District, GO,
               Refunding, (AMBAC Insured, Q-SBLF),
               4.750% due 05/01/2022                               AAA          Aaa             1,111,500
 1,500,000   Birmingham, Michigan City School District,
               5.000% due 11/01/2018                               AA+          Aa2             1,472,430
   840,000   Caledonia, Michigan, Community Schools, GO,
               (Q-SBLF),
               5.750% due 05/01/2014                               AAA          Aaa               899,480
 2,175,000   Chippewa Valley, Michigan, School District, GO,
               School Building & Site Development, Series I,
               (Q-SBLF),
               4.000% due 05/01/2008                               AAA          Aaa             2,150,423
 1,500,000   Detroit, Michigan, City School District, GO,
               Series C, (FGIC Insured),
               5.250% due 05/01/2011                               AAA          Aaa             1,600,065
 1,000,000   East Lansing, Michigan, School District, GO,
               School Building & Site Development, (Q-SBLF),
               5.625% due 05/01/2030                               AAA          Aaa             1,030,580

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,275,000   Grand Rapids, Michigan, Building Authority, GO,
               (AMBAC Insured),
               5.750% due 08/01/2014                               AAA          Aaa          $  1,380,137
 2,000,000   Grand Valley, Michigan State University Revenue,
               (FGIC Insured),
               5.500% due 02/01/2018                               AAA          NR              2,118,480
 1,625,000   Jenison, Michigan, Public Schools, Pre-refunded,
               5.250% due 05/01/2015                               AAA          Aaa             1,706,201
 1,000,000   Kent County, Michigan, Building Authority, GO,
               4.875% due 06/01/2016                               AAA          Aaa               988,790
 5,000,000   Michigan State Environmental Protection Program,
               GO,
               6.250% due 11/01/2012                               AAA          Aaa             5,748,550
 1,000,000   Michigan State Hospital Finance Authority Revenue,
               Saint John Hospital & Medical Center, Series A,
               6.000% due 05/15/2010                               AAA          Aaa             1,124,890
 1,000,000   Michigan State Housing Development Rental Revenue,
               Series C, AMT, (MBIA Insured),
               5.050% due 10/01/2015                               AAA          Aaa               999,920
 2,250,000   Michigan State, Hospital Finance Authority
               Revenue, Henry Ford Health System, (AMBAC
               Insured),
               6.000% due 09/01/2011                               AAA          Aaa             2,521,687
 2,500,000   Rochester Community School District, Michigan, GO,
               (MBIA Insured),
               5.000% due 05/01/2019                               AAA          Aaa             2,487,950
 1,500,000   South Lake, Michigan, Public Schools System, (FGIC
               Insured),
               5.125% due 05/01/2014                               AAA          Aaa             1,564,785
   500,000   Walled Lake, Michigan, Consolidated School
               District, GO, (Q-SBLF),
               5.750% due 05/01/2014                               AAA          Aaa               535,405
 2,500,000   Waverly, Michigan, Community School District, GO,
               (FGIC Insured),
               5.250% due 05/01/2017                               AAA          Aaa             2,530,150
 2,000,000   West Ottawa, Michigan, Public School District, GO,
               Capital Appreciation, Pre-refunded, (MBIA
               Insured),
               4.07% due 05/01/2015+                               AAA          Aaa               849,260
 1,000,000   Western Michigan University Revenues,
               Pre-refunded,
               6.125% due 11/15/2022                               AAA          Aaa             1,062,340
                                                                                             ------------
                                                                                               33,883,023
                                                                                             ------------
    MINNESOTA -- 2.1%
 2,500,000   University of Minnesota, Series A,
               5.500% due 07/01/2021                               AA           Aa2             2,634,175
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEVADA -- 3.0%
             Nevada State:
$1,000,000     Refunding,
               6.000% due 05/15/2010                               AA           Aa2          $  1,114,270
 2,500,000     Refunding Series A1,
               6.000% due 05/15/2009                               AA           Aa2             2,775,925
                                                                                             ------------
                                                                                                3,890,195
                                                                                             ------------
    NEW MEXICO -- 1.9%
 1,000,000   Bernalillo County, New Mexico, Gross Receipts,
               5.750% due 10/01/2017                               AA           Aa3             1,089,570
 1,350,000   New Mexico State, GO, Capital Projects,
               4.000% due 03/01/2005                               AA+          Aa1             1,363,676
                                                                                             ------------
                                                                                                2,453,246
                                                                                             ------------
    NORTH CAROLINA -- 3.3%
 1,500,000   Mecklenburg County, North Carolina, GO,
               Public Improvement, Series D,
               4.750% due 04/01/2007                               AAA          Aaa             1,563,030
 2,500,000   North Carolina, Municipal Power Agency, Catawba
               Electric Revenue, (AMBAC Insured), ETM,
               5.500% due 01/01/2013                               AAA          Aaa             2,682,825
                                                                                             ------------
                                                                                                4,245,855
                                                                                             ------------
    OHIO -- 3.7%
 2,500,000   Columbus, Ohio, Series 2,
               5.000% due 06/15/2015                               AAA          Aaa             2,519,650
 2,000,000   Ohio State, GO,
               6.650% due 09/01/2009                               AA+          Aa1             2,272,680
                                                                                             ------------
                                                                                                4,792,330
                                                                                             ------------
    OKLAHOMA -- 2.0%
   870,000   Blackwell, Oklahoma, Hospital and Trust Authority,
               First Mortgage Revenue,
               (Blackwell Regional Hospital), ETM,
               8.350% due 05/01/2009                               AAA          NR              1,021,206
 1,500,000   Tulsa, Oklahoma, GO,
               4.250% due 03/01/2009                               AA           Aa2             1,489,335
                                                                                             ------------
                                                                                                2,510,541
                                                                                             ------------
    OREGON -- 0.8%
 1,025,000   Tualatin Hills, Oregon, Park and Recreational
               District, GO, (FGIC Insured),
               4.600% due 03/01/2011                               AAA          Aaa             1,038,848
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    RHODE ISLAND -- 0.9%
$1,000,000   Rhode Island Depositors Economic Protection, ETM,
               5.800% due 08/01/2012                               AAA          Aaa          $  1,106,500
                                                                                             ------------
    SOUTH CAROLINA -- 2.8%
 3,000,000   South Carolina State, Go, Capital Improvement
               Bonds, Series A,
               3.500% due 01/01/2015                               AAA          Aaa             2,577,180
 1,000,000   South Carolina State, State Institution, GO,
               Series A,
               5.400% due 03/01/2019                               AAA          Aaa             1,028,250
                                                                                             ------------
                                                                                                3,605,430
                                                                                             ------------
    TENNESSEE -- 2.0%
 1,475,000   Johnson City, Tennessee, Water & Sewer, (FGIC
               Insured), 4.750% due 06/01/2013                     AAA          Aaa             1,482,434
 1,000,000   Williamson County, Tennessee, Refunding, GO,
               5.500% due 09/01/2014                               NR           Aa1             1,076,520
                                                                                             ------------
                                                                                                2,558,954
                                                                                             ------------
    TEXAS -- 12.2%
 1,140,000   Galena Park, Texas, Independent School District,
               GO, (PSFG),
               6.625% due 08/15/2015                               NR           Aaa             1,282,523
 4,000,000   Houston, Texas, Airport Systems Revenue, ETM,
               9.500% due 07/01/2010                               AAA          Aaa             5,066,120
 2,750,000   Houston, Texas, Water & Sewer Systems Revenue,
               Series A, Pre-refunded,
               6.200% due 12/01/2023                               AAA          Aaa             3,037,595
             San Antonio, Texas, Electric & Gas Revenue:
   995,000     Series A,
               5.000% due 02/01/2012                               AA           Aa1             1,030,123
     5,000     Series A, ETM,
               5.000% due 02/01/2012                               AA           Aa1                 5,183
 2,000,000   Spring, Texas, Independent School District
               Authority, GO, (PSFG),
               6.875% due 08/15/2009                               AAA          Aaa             2,308,720
 2,000,000   Texas State, Refunding Water Financial Assistance,
               Series C,
               5.000% due 08/01/2018                               AA           Aa1             1,959,160
 1,000,000   University Texas Permanent University Fund,
               4.750% due 07/01/2018                               AAA          Aaa               950,550
                                                                                             ------------
                                                                                               15,639,974
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                   RATING (UNAUDITED)
PRINCIPAL                                                          -------------------
AMOUNT                                                             S&P         MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    UTAH -- 1.7%
$2,000,000   Utah State, Building Ownership Authority,
               Refunding State Facilities Master Lease Program,
               Series C,
               5.500% due 05/15/2009                               AAA          Aaa          $  2,143,620
    WASHINGTON -- 1.5%
 1,000,000   King County, Washington, Series B, (MBIA Insured),
               4.750% due 01/01/2020                               AAA          Aaa               934,420
 1,000,000   Vancouver, Washington, Water & Sewer Revenue,
               (MBIA Insured),
               4.250% due 06/01/2009                               AAA          Aaa               986,160
                                                                                             ------------
                                                                                                1,920,580
                                                                                             ------------
    WISCONSIN -- 0.8%
 1,000,000   Wisconsin State, Transportation Revenue, Series A,
               5.500% due 07/01/2011                               AA-          Aa3             1,081,000
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $121,175,490)                                                                         125,602,385
                                                                                             ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 2.2%
  (Cost $2,777,853)
 2,777,853   Valiant Fund Tax Exempt Money Market                                               2,777,853
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $123,953,343*)                                                    100.0%              128,380,238
OTHER ASSETS AND LIABILITIES (NET)                                          0.0#                   58,611
                                                                          -----              ------------
NET ASSETS                                                                100.0%             $128,438,849
                                                                          =====              ============

------------
* Aggregate cost for Federal tax purposes is $123,953,706.
+ Rate represents annualized yield at date of purchase.
# Amount represents less than 0.1% of Net Assets.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- General Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    ALABAMA -- 2.0%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                               AA           Aa3          $  3,678,185
                                                                                              ------------
    ARIZONA -- 2.6%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                               AA+          Aa1             1,982,637
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                               AAA          Aaa             2,697,900
                                                                                              ------------
                                                                                                 4,680,537
                                                                                              ------------
    DELAWARE -- 2.0%
              Delaware State, GO:
 1,000,000      Series A, 4.250% due 03/01/2009                     AAA          Aaa               998,700
 2,500,000      Series A, 5.000% due 01/01/2007                     AAA          Aaa             2,626,525
                                                                                              ------------
                                                                                                 3,625,225
                                                                                              ------------
    FLORIDA -- 3.9%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured),
                6.000% due 07/15/2005                               AAA          Aaa             3,255,720
 3,650,000    Jacksonville, Florida, Electric Authority Revenue,
                St. John's River Power Park System, Series 10,
                6.500% due 10/01/2003                               AA           Aa2             3,885,826
                                                                                              ------------
                                                                                                 7,141,546
                                                                                              ------------
    HAWAII -- 2.5%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                               A+           Aa3             3,122,760
 1,395,000    Kauai County Hawaii, Series A,
                4.375% due 08/01/2010                               AAA          Aaa             1,392,698
                                                                                              ------------
                                                                                                 4,515,458
                                                                                              ------------
    ILLINOIS -- 11.9%
 2,000,000    Chicago, Illinois, GO, Capital Appreciation,
                Pre-refunded, (AMBAC Insured),
                0.010% due 07/01/2016                               AAA          Aaa               854,900
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                               AA           Aa1             4,724,505
 1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                               AAA          Aaa             1,011,580
 2,500,000    Du Page County, Illinois, First Presv District,
                GO,
                4.750% due 10/01/2010                               AAA          Aaa             2,550,450

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$6,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                               AA+          Aa1          $  6,264,360
 2,000,000    Illinois Health Facilities Authority Revenue,
                Pre-refunded,
                5.500% due 05/15/2023                               AAA          Aaa             2,121,960
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                               AAA          Aa2             4,250,600
                                                                                              ------------
                                                                                                21,778,355
                                                                                              ------------
    INDIANA -- 1.1%
 1,900,000    IPS School Building Corporation, First Mortgage,
                6.050% due 01/15/2014                               AAA          NR              2,073,964
                                                                                              ------------
    MAINE -- 1.2%
 2,000,000    Maine State, GO,
                5.750% due 06/15/2008                               AA+          Aa2             2,195,120
                                                                                              ------------
    MARYLAND -- 6.1%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                               AAA          Aaa             3,203,130
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                               AAA          Aaa             2,400,967
 5,000,000    Prince George's County, Maryland,
                Consolidated Public Improvement, GO,
                (MBIA Insured),
                6.250% due 01/01/2005                               AAA          Aaa             5,437,600
                                                                                              ------------
                                                                                                11,041,697
                                                                                              ------------
    MASSACHUSETTS -- 0.9%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                               AA-          Aa3             1,596,330
                                                                                              ------------
    MICHIGAN -- 32.1%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                               AA           Aa2             1,299,689
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             1,207,524
 1,425,000    Chippewa Valley, Michigan, School District, GO,
                School Building & Site Development, Series I,
                (Q-SBLF),
                4.000% due 05/01/2009                               AAA          Aaa             1,393,151
 3,075,000    Clarkston, Michigan, Community Schools, Refunding,
                GO, (AMBAC Insured, Q-SBLF),
                4.500% due 05/01/2009                               AAA          Aaa             3,116,113

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                               AAA          Aaa          $  2,121,620
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa             1,024,360
 3,075,000    Goodrich, Michigan, Area School District, (AMBAC
                Insured), Pre-refunded,
                5.875% due 05/01/2024                               AAA          Aaa             3,378,533
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                               AA           Aa3             1,144,566
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                               AAA          Aaa             1,129,820
 2,000,000    Livonia, Michigan, Public Schools, (FGIC Insured),
                Series II, Pre-refunded,
                6.300% due 05/01/2022                               AAA          Aaa             2,098,540
              Michigan State, Building Authority Revenue, Series
                I:
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                               AAA          Aaa             2,747,025
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                               AAA          Aaa             2,663,950
 2,500,000      (AMBAC Insured),
                6.500% due 10/01/2004                               AA+          Aa2             2,726,800
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                               AAA          Aaa             1,477,869
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                               AAA          Aaa             1,139,764
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                               AA-          Aa3             2,710,775
 3,000,000      Series A,
                5.625% due 10/01/2003                               AA-          Aa3             3,147,840
 3,500,000    Michigan State, Underground Storage Tank Financial
                Assurance Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                               AAA          Aaa             3,822,105
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                               NR           Aaa             1,855,278
 2,000,000    Redford, Michigan, Union School District, (FGIC
                Insured), Pre-refunded,
                5.950% due 05/01/2015                               AAA          Aaa             2,209,980

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF),
                4.500% due 05/01/2004                               AAA          Aa1          $  2,401,004
 1,430,000    Utica, Michigan, Community Schools, GO, (Q-SBLF),
                4.050% due 05/01/2008                               AAA          Aaa             1,418,045
 3,900,000    Walled Lake, Michigan, Consolidate School
                District, GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             4,002,180
 1,510,000    Wayne County, Michigan Transportation Fund Series
                A,
                5.000% due 10/01/2007                               AA           Aa3             1,588,112
 5,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa             5,315,100
 3,500,000    West Ottawa, Michigan, Public School District, GO,
                Capital Appreciation, Pre-refunded, (MBIA
                Insured),
                4.07% due 05/01/2015+                               AAA          Aaa             1,486,205
                                                                                              ------------
                                                                                                58,625,948
                                                                                              ------------
    NEBRASKA -- 1.1%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                               AAA          Aaa             1,019,630
 1,000,000      4.500% due 12/01/2010                               AAA          Aaa             1,013,280
                                                                                              ------------
                                                                                                 2,032,910
                                                                                              ------------
    NEW HAMPSHIRE -- 0.9%
 1,500,000    Nashua, New Hampshire, GO,
                4.750% due 09/15/2009                               AA+          Aa2             1,551,585
                                                                                              ------------
    OHIO -- 0.9%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                               AAA          Aaa             1,571,745
                                                                                              ------------
    OKLAHOMA -- 1.7%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                               AAA          Aaa             3,153,930
                                                                                              ------------
    OREGON -- 1.2%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                               AAA          Aaa             2,164,420
                                                                                              ------------
    PENNSYLVANIA -- 1.2%
 2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                               AA           Aa2             2,125,820
                                                                                              ------------

                       See Notes to Financial Statements.

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                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE -- 3.3%
$1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                               AA           Aa2          $  1,056,460
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                               AAA          Aaa             2,020,540
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                               AA+          Aa1             2,965,226
                                                                                              ------------
                                                                                                 6,042,226
                                                                                              ------------
    TEXAS -- 13.2%
 1,700,000    Austin, Texas, Independent School District,
                Refunding, GO, (PSFG),
                4.100% due 08/01/2008                               AAA          Aaa             1,684,445
 2,750,000    Dallas, Texas, GO, ETM,
                6.000% due 02/15/2005                               AAA          Aaa             2,963,785
 5,070,000    Dallas, Texas, Waterworks and Sewer Authority
                Revenue,
                7.750% due 04/01/2003                               AA+          Aa2             5,453,191
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                               AA           Aa3             1,783,076
              Texas State, GO:
 2,500,000      Series A, ETM,
                6.100% due 08/01/2001                               AAA          Aaa             2,506,000
 2,000,000      Series B,
                5.000% due 10/01/2003                               AA           Aa1             2,074,460
 2,400,000      Series A, Pre-refunded, Public Finance
                Authority,
                5.900% due 10/01/2012                               AA           Aa1             2,590,464
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                               AAA          Aa1             1,704,641
 3,250,000    University of Texas, Permanent University Funding,
                (PSFG),
                5.000% due 07/01/2004                               AAA          Aaa             3,388,125
                                                                                              ------------
                                                                                                24,148,187
                                                                                              ------------
    VIRGINIA -- 2.1%
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                               AA           Aa2             2,642,300
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                               AA+          Aa1             1,218,557
                                                                                              ------------
                                                                                                 3,860,857
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                    RATING (UNAUDITED)
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON -- 1.7%
$3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                               AA+          Aa1          $  3,140,281
                                                                                              ------------
    WISCONSIN -- 4.1%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA),
                5.000% due 04/01/2008                               NR           Aaa             1,045,820
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                               AA           Aa2             1,578,540
 2,000,000      6.000% due 05/01/2003                               AA           Aa2             2,096,800
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                               AA+          Aa2             2,790,401
                                                                                              ------------
                                                                                                 7,511,561
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $172,964,712)                                                                          178,255,887
                                                                                              ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.4%
  (Cost $666,445)
   666,445    Valiant Fund Tax Exempt Money Market                                                 666,445
                                                                                              ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $1,543,000)
$1,543,000    Agreement with State Street Bank and Trust
                Company, 3.880% dated 06/29/2001, to be
                repurchased at $1,543,499 on 07/02/2001,
                collateralized by $1,515,000 U.S. Treasury Note,
                6.500% maturing 02/28/2002
                (value $1,574,358)                                                               1,543,000
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $175,174,157*)                                           98.9%                         180,465,332
OTHER ASSETS AND LIABILITIES (NET)                                1.1                            2,040,535
                                                                -----                         ------------
NET ASSETS                                                      100.0%                        $182,505,867
                                                                =====                         ============

------------
* Aggregate cost for Federal tax purposes is $175,174,157.
+ Rate represents annualized yield at date of purchase.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Insurance
GO     -- General Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund
                       See Notes to Financial Statements.

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                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                            RATING (UNAUDITED)
PRINCIPAL                                                -------------------------
AMOUNT                                                     S&P            MOODY'S                 VALUE
-------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 7.5%
$ 25,000,000    Canadian Imperial Commerce Bank
                  3.840% due 06/21/2002                  A1+/AA-           P1/Aa3        $   24,997,627
                Deutsche Bank AG:
  25,000,000      4.540% due 03/21/2002+                  A1+/AA           P1/Aa3            25,000,000
  13,000,000      6.720% due 10/10/2001                   A1+/AA           P1/Aa3            12,998,976
  25,000,000    UBS AG
                  6.890% due 08/20/2001+                 A1+/AA+           P1/Aaa            24,999,027
                                                                                         --------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $87,995,630)                                                                         87,995,630
                                                                                         --------------
COMMERCIAL PAPER -- 62.7%
  50,000,000    Asset Securitization Cooperative
                  Corporation,
                  3.780% due 08/23/2001                  A-1+/NR           P1/NR             49,721,750
  50,000,000    Bear Stearns Companies, Inc.
                  3.580% due 09/26/2001                   A1+/A            P1/A2             49,567,417
  30,000,000    Corporate Receivables Corporation
                  3.900% due 08/02/2001+                  A1+/NR           P1/NR             29,896,000
  25,000,000    Ford Motor Credit Company
                  4.600% due 07/05/2001                    A1/A            P1/A2             24,987,222
  50,000,000    General Electric Capital Corporation
                  3.630% due 09/14/2001                  A1+/AAA           P1/Aaa            49,621,875
  35,000,000    Golden Funding Corporation
                  4.000% due 07/24/2001                   A1/NR            P1/NR             34,910,555
  30,000,000    International Nederlanden U.S.
                  Funding
                  3.960% due 11/13/2001                  AA-/A-1+          NR/P-1            29,554,500
  50,000,000    Koch Industries, Inc.
                  4.120% due 07/02/2001+                 A1+/AA+           P1/NR             49,994,278
                Lexington Parker Capital Corporation:
  25,000,000      4.780% due 08/31/2001++                 A1/NR            NR/NR             24,797,514
  25,000,000      5.210% due 07/25/2001++                 A1/NR            NR/NR             24,913,166
  50,000,000    Marsh USA, Inc.
                  4.650% due 07/05/2001                  NR/A-1+           NR/P-1            49,974,167
  50,000,000    Moat Funding LLC
                  3.910% due 07/20/2001+                  A1+/NR           P1/NR             49,896,819
  50,000,000    New Center Asset Trust
                  4.130% due 07/02/2001                   A1+/NR           P1/NR             49,994,264
  51,000,000    Park Avenue Receivables Corporation
                  3.680% due 07/23/2001                   A1/NR            P1/NR             50,885,307
  50,000,000    Philip Morris Companies, Inc.
                  4.660% due 07/20/2001                    A1/A            P1/A2             49,877,028
                Sigma Finance, Inc.:
  25,000,000      4.600% due 09/06/2001                  A1+/AAA           P1/Aaa            24,785,972
  25,000,000      5.210% due 07/19/2001                  A1+/AAA           P1/Aaa            24,934,875

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                            RATING (UNAUDITED)
PRINCIPAL                                                -------------------------
AMOUNT                                                     S&P            MOODY'S                 VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 40,000,000    Sony Capital Corporation
                  3.950% due 07/27/2001                   A+/A-1          Aa3/P-1        $   39,885,889
  25,000,000    UBS Finance, Inc.
                  4.140% due 07/02/2001                   A1+/NR           P1/Aa1            24,997,125
                                                                                         --------------
TOTAL COMMERCIAL PAPER
  (Cost $733,195,723)                                                                       733,195,723
                                                                                         --------------
CORPORATE BONDS AND NOTES -- 21.3%
  25,000,000    Allstate Funding Agreement
                  4.130% due 05/15/2002++                 NR/AA+           NR/Aa2            25,000,000
  35,000,000    American Express Centurion Bank
                  3.970% due 11/13/2001++                 A+/NR            Aa3/NR            35,000,000
  50,000,000    AT&T Corporation
                  4.130% due 08/06/2001                  A1+/AA-           P1/A1             49,793,500
  40,000,000    Beta Finance, Inc., 144A
                  3.960% due 03/08/2002+++                 AAA              Aaa              40,000,000
  35,000,000    First Union National Bank
                  3.980% due 09/19/2001++                 A1/A+            P1/Aa3            35,000,000
  25,000,000    Jackson National Life Insurance
                  4.960% due 09/25/2001++                 NR/AA            NR/Aa3            25,000,000
  20,000,000    LaSalle Bank NA
                  4.220% due 05/22/2002                    A-1+             Aa3              19,998,269
  20,000,000    Toronto-Dominion Bank
                  4.730% due 04/22/2002                    A-1+            PRIM1             19,998,436
                                                                                         --------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $249,790,205)                                                                       249,790,205
                                                                                         --------------
REPURCHASE AGREEMENT -- 8.6%
  (Cost $100,947,271)
$100,947,271    Agreement with Lehman Brothers
                  Holdings, Inc.,
                  3.940% dated 06/29/2001, to be
                  repurchased at $100,980,415 on
                  07/02/2001, collateralized by
                  $103,570,000 U.S. Treasury Note,
                  5.000% maturing 02/15/2011
                  (value $102,929,760)                                                      100,947,271
                                                                                         --------------

TOTAL INVESTMENTS
  (Cost $1,171,928,829*)                                        100.1%                    1,171,928,829
OTHER ASSETS AND LIABILITIES (NET)                               (0.1)                       (1,723,840)
                                                                -----                    --------------
NET ASSETS                                                      100.0%                   $1,170,204,989
                                                                =====                    ==============

------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 101.6%
    ALABAMA -- 1.6%
$ 5,500,000    Mobile, Alabama, Industrial Development Board
                 Dock & Wharf Revenue, Refunding Holnam, Inc.
                 Project, Series B, (Wachovia Bank, LOC),
                 2.650% due 06/01/2032+                          A-1+          VMIG1         $  5,500,000
                                                                                             ------------
    ARIZONA -- 5.7%
  3,400,000    Apache County, Arizona, Industrial Development
                 Authority, Industrial Development Revenue,
                 (Tucson Electric - 83C), (Society Generale,
                 LOC),
                 2.750% due 12/15/2018+                          A-1+          VMIG1            3,400,000
  7,695,000    Arizona State Transportation Board Excise Tax
                 Revenue, Maricopa County Regional Area Road
                 A, (AMBAC Insured),
                 5.400% due 07/01/2001                            AAA           Aaa             7,695,000
  2,115,000    Avondale, Arizona, Industrial Development
                 Authority, Industrial Development Revenue,
                 Refunding, National Health Investments,
                 (Dresdner Bank AG, LOC),
                 2.850% due 12/01/2014+                           NR            Aa3             2,115,000
  2,000,000    Maricopa County, Arizona, School District No.
                 69, Series B, Pre-refunded,
                 6.500% due 07/01/2001                            A+             NR             2,000,000
  1,000,000    Phoenix, Arizona, Civic Improvement
                 Corporation Municipal Facilities Excise Tax
                 Revenue, Subordinated, (FGIC Insured),
                 5.250% due 07/01/2001                            AAA           Aaa             1,000,000
  3,000,000    Pima County, Arizona Industrial Development
                 Authority, (Tucson Electric),
                 (Toronto Dominion, LOC),
                 2.625% due 12/01/2022+                           AA           VMIG1            3,000,000
                                                                                             ------------
                                                                                               19,210,000
                                                                                             ------------
    COLORADO -- 3.5%
  2,890,000    Colorado Springs, Colorado, Utilities Revenue,
                 Pre-refunded, Series C,
                 6.750% due 11/15/2001+                           AAA           Aa2             2,971,746
  2,025,000    Denver, Colorado, City & County Multi-Family
                 Housing Revenue, Refunding, Regency Park
                 Project, Series B, (Commerzbank A.G., LOC),
                 3.050% due 12/15/2014+                          A-1+            NR             2,025,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    COLORADO (CONTINUED)
$ 4,000,000    Platte River Power Authority Company,
                 (Morgan Guarantee Trust, SPA)
                 2.650% due 10/04/2001+                           NR             NR          $  4,000,000
  3,000,000    Superior Metropolitan District Number 3
                 Company, (U.S. Bank, NA, LOC),
                 4.450% due 12/01/2018+                           A+             A1             3,000,000
                                                                                             ------------
                                                                                               11,996,746
                                                                                             ------------
    DELAWARE -- 0.7%
  2,400,000    New Castle County, Delaware, Economic,
                 Refunding Henderson Mcguire,
                 (First Union, LOC),
                 2.700% due 08/15/2020+                           A-1            NR             2,400,000
                                                                                             ------------
    FLORIDA -- 4.6%
  1,000,000    Florida State Turnpike Authority Revenue,
                 Series A, (AMBAC Insured),
                 6.250% due 07/01/2001                            AAA           AAA             1,000,000
  3,000,000    Hillsborough County, Florida,
                 (State Street Bank, LOC)
                 2.900% due 10/10/2001                            NR             NR             3,000,000
  1,000,000    Hillsborough County, Florida, Capital
                 Improvement Program Revenue, Criminal
                 Justice Facilities, (FGIC Insured),
                 4.750% due 08/01/2001                            AAA           Aaa             1,001,449
  2,000,000    Lee County, Florida, Industrial Development
                 Authority Health Care Facilities Revenue,
                 Bonita Community Health, Series A, (Fifth
                 Third Bank N.A., LOC),
                 2.750% due 12/01/2029+                           NR             NR             2,000,000
  3,100,000    Orange County, Florida, Housing Finance
                 Authority Revenue, Multifamily, Series B,
                 (FNMA),
                 2.650% due 09/10/2010+                           AAA            NR             3,100,000
  3,000,000    Palm Beach County, Florida Revenue, Community
                 Foundation Palm Beach Project,
                 (Northern Trust Company, LOC),
                 2.650% due 07/01/2034+                          A-1+            NR             3,000,000
  2,500,000    Palm Beach County, Florida Revenue, GO,
                 Norton Gallery, Inc. Project,
                 (Northern Trust Company, LOC),
                 2.700% due 05/01/2025+                          A-1+            NR             2,500,000
                                                                                             ------------
                                                                                               15,601,449
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    GEORGIA -- 5.0%
$ 1,365,000    Clayton County, Georgia, Housing Authority
                 Multifamily Housing Revenue, Refunding,
                 Huntington Woods, Series A, (FSA Insured),
                 (Societe Generale, SPA),
                 2.800% due 01/01/2021+                          A-1+          VMIG1         $  1,365,000
  3,080,000    Cobb County Georgia School District,
                 Refunding,
                 4.750% due 02/01/2002                            AA            Aa1             3,116,614
  1,500,000    Decatur County -- Bainbridge, Georgia,
                 Industrial Development Authority Revenue,
                 Variable Rate -- Kaiser Agricultural,
                 (Harris Bank, LOC),
                 2.800% due 12/01/2002+                           NR             NR             1,500,000
  8,500,000    DeKalb County, Georgia, Development Authority
                 Pollution Control Revenue,
                 General Motors Corporation Project,
                 2.850% due 11/01/2003+                           NR             A2             8,500,000
  2,385,000    Rockdale County, Georgia, Water & Sewer
                 Authority Revenue, Series B, (MBIA Insured),
                 5.000% due 07/01/2002                            AAA           Aaa             2,440,165
                                                                                             ------------
                                                                                               16,921,779
                                                                                             ------------
    ILLINOIS -- 11.0%
  3,040,000    Illinois Development Finance Authority
                 Limited, Obligation Revenue, Decatur Mental
                 Health Center Project, (First of America
                 Bank, LOC),
                 2.800% due 05/01/2018+                           NR             NR             3,040,000
  3,000,000    Illinois Development Finance Authority
                 Revenue, Lifesource Project, (PNC Bank NA,
                 LOC),
                 2.800% due 06/01/2020+                           NA           VMIG1            3,000,000
  2,225,000    Illinois Development Finance Authority,
                 Industrial Revenue, Tajon Warehouse, Series
                 B,
                 (Bank of Kentucky, LOC),
                 2.750% due 01/01/2010+                          A-1+            NR             2,225,000
               Illinois Educational Facilities Authority
                 Revenues:
  1,370,000      University Pooled Financing Program,
                 (FGIC Insured), (Bank One, SPA),
                 2.650% due 12/01/2005+                           AAA           Aaa             1,370,000
  1,100,000    Adjusted Chicago Children's Museum,
                 (Bank One N.A., LOC),
                 2.700% due 02/01/2028+                           NR           VMIG1            1,100,000
  9,130,000    Illinois Health Facilities Authority, Advocate
                 Health Care, Series B, (Multi LOC's),
                 2.950% due 08/15/2022+                          A-1+          VMIG1            9,130,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$ 5,800,000    Illinois Health Facilities Authority Revenue,
                 Swedish Covenant Hospital, Series A, (AMBAC
                 Insured), (Harris Trust & Savings Bank,
                 SPA),
                 2.750% due 08/15/2029+                          A-1+          VMIG1         $  5,800,000
  1,000,000    Illinois State,
                 4.500% due 06/01/2002                            AAA           Aaa             1,013,955
  2,000,000    Illinois State Development Finance Authority,
                 Industrial Development Authority Revenue,
                 (Lake Forest Academy Project), (FGIC
                 Insured),
                 2.800% due 12/01/2024+                          A-1+            NR             2,000,000
  2,800,000    Macon County Illinois Revenue, (Millikin
                 University), (Northern Trust Company, LOC),
                 2.700% due 10/01/2031+                          A-1+            NR             2,800,000
  4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                 Revenue, (LaSalle National Bank, LOC),
                 2.800% due 12/01/2004+                          A-1+            NR             4,000,000
  1,900,000    Schaumburg, Illinois, GO, Series A,
                 (Northern Trust Company, SPA),
                 2.700% due 12/01/2013+                           AA+           Aa1             1,900,000
                                                                                             ------------
                                                                                               37,378,955
                                                                                             ------------
    INDIANA -- 4.7%
  1,500,000    Franklin County, Indiana, Economic Development
                 Revenue, Sisters St. Francis Project,
                 (Banc One, LOC),
                 2.700% due 12/01/2018+                           A+             NR             1,500,000
               Indiana Health Facility Financing Authority
                 Hospital Revenue:
  5,500,000      Clarian Health Obligation Group, Series C,
                 (Westdeutsche Landesbank, SPA),
                 2.650% due 03/01/2030+                          A-1+          VMIG1            5,500,000
  2,000,000      (Mary Sherman Hospital), (Fifth Third Bank,
                 LOC), 2.800% due 05/01/2019+                     NR             NR             2,000,000
  6,000,000    Indiana Municipal Power Supply Systems
                 Revenue, Refunding Series A,
                 (Toronto-Dominion Bank, LOC),
                 2.650% due 01/01/2018+                          A-1+          VMIG1            6,000,000
  1,040,000    Purdue Indiana University Revenue, Student Fee
                 Series Q,
                 5.250% due 07/01/2002                            AA            Aa2             1,065,983
                                                                                             ------------
                                                                                               16,065,983
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    IOWA -- 2.6%
$ 4,625,000    Iowa Finance Authority Revenue, Diocese of
                 Sioux City Project, (Wells Fargo Bank N.A.,
                 LOC),
                 2.750% due 03/01/2019+                          A-1+            NR          $  4,625,000
               Iowa Higher Education Loan Authority Revenue:
  2,595,000      Higher Education State Ambrose University,
                 (Wells Fargo Bank N.A., LOC),
                 2.750% due 10/01/2009+                          A-1+            NR             2,595,000
  1,500,000      Higher Education State Ambrose University,
                 (Wells Fargo Bank N.A., LOC),
                 2.850% due 02/01/2007+                           NR             NR             1,500,000
                                                                                             ------------
                                                                                                8,720,000
                                                                                             ------------
    KANSAS -- 1.3%
  2,220,000    Kansas State Department Transportation Highway
                 Revenue, Pre-refunded,
                 6.500% due 03/01/2002                            AA+            NR             2,293,712
  1,115,000    Kansas State Development Finance Authority
                 Revenue, Kansas State Project, (AMBAC
                 Insured),
                 4.250% due 03/01/2002                            AAA           Aaa             1,126,239
  1,000,000    Wamego Kansas Pollution Control Revenue,
                 Refunding, Utilicorp United Inc. Project,
                 (Bank One Chicago N.A., LOC),
                 2.700% due 03/01/2026+                           A+            P-1             1,000,000
                                                                                             ------------
                                                                                                4,419,951
                                                                                             ------------
    KENTUCKY -- 2.1%
  2,680,000    Covington, Kentucky, Industrial Building
                 Revenue, Baptist Convalescent Project,
                 (Fifth Third Bank, LOC),
                 2.900% due 04/01/2019+                           NR             NR             2,680,000
  3,500,000    Jeffersontown, Kentucky, Lease Program
                 Revenue, Kentucky League Of Cities Funding
                 Trust,
                 (Firstar Bank, LOC),
                 2.750% due 03/01/2030+                           NR           VMIG1            3,500,000
  1,000,000    Lexington-Fayette Urban County, Kentucky,
                 Government Industrial Building Revenue,
                 Roman Catholic Diocese Project,
                 (Fifth Third Bank N.A., LOC),
                 2.820% due 09/01/2015+                           NR             NR             1,000,000
                                                                                             ------------
                                                                                                7,180,000
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 0.9%
$ 3,000,000    Baltimore County, Maryland, Revenue Bonds,
                 Sheppard & Enoch Pratt Hospital,
                 (Bank of America, LOC),
                 2.650% due 07/01/2022+                           NR           VMIG1         $  3,000,000
                                                                                             ------------
    MASSACHUSETTS -- 0.6%
               Massachusetts State:
  1,000,000      Bond Anticipation Notes, Series A,
                 5.000% due 09/06/2001                           SP-1+          MIG1            1,001,121
  1,000,000      Series A,
                 5.500% due 11/01/2001                            AA-           Aa2             1,003,672
                                                                                             ------------
                                                                                                2,004,793
                                                                                             ------------
    MICHIGAN -- 5.9%
  2,500,000    Caledonia, Michigan, Community Schools,
                 (AMBAC Insured),
                 6.700% due 05/01/2002+                           AAA           Aaa             2,628,407
  1,000,000    Flint, Michigan, Hospital Building Authority
                 Revenue, Hurley Medical Center, Series B,
                 (Lasalle National Bank, LOC),
                 2.650% due 07/01/2015+                           NR           VMIG1            1,000,000
  5,500,000    Kalamazoo County, Michigan, Economic
                 Development Revenue, (Old Kent Bank, LOC),
                 2.800% due 09/01/2015+                           NR            Aa2             5,500,000
  2,000,000    Michigan Municipal Bond Authority Revenue,
                 4.000% due 04/11/2002                           SP-1+           NR             2,013,881
  3,000,000    Michigan Municipal Bond Authority Revenue
                 Notes, Series C-2, (Morgan Guaranty Trust,
                 LOC),
                 5.000% due 08/23/2001                           SP-1+           NR             3,002,923
  1,820,000    Michigan State, Environmental Protection
                 Program,
                 5.000% due 11/01/2001                            AAA           Aaa             1,833,560
  2,000,000    Michigan State Hospital Finance Authority
                 Revenue, Chelsea Community Hospital,
                 (National City Bank, LOC),
                 2.750% due 05/15/2031+                           A-1            NR             2,000,000
  1,000,000    Saline, Michigan, Economic Development
                 Obligation, Brecon Village Project, (Bank
                 One, LOC),
                 2.700% due 11/01/2025+                          A-1+            NR             1,000,000
  1,130,000    Sterling Heights Michigan Economic
                 Development,
                 (PNC Bank, LOC)
                 2.800% due 12/01/2010+                           A-1            NR             1,130,000
                                                                                             ------------
                                                                                               20,108,771
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA -- 3.9%
               Arden Hills, Minnesota, Housing & Health Care
                 Facilities Revenue:
$ 2,500,000      Refunding, Presbyterian Homes, Series A,
                 (U.S. Bank Trust N.A., LOC),
                 4.330% due 09/01/2001                            A+             NR          $  2,499,823
  1,000,000      Refunding, Presbyterian Homes, Series A,
                 (U.S. Bank Trust N.A., LOC),
                 4.330% due 09/01/2029+
                 Mandatory Put 09/01/2001                         NR             NR             1,001,772
               City of Rochester, Minnesota:
  3,000,000      Series 2000-B,
                 2.750% due 08/28/2001                           A-1+            P1             3,000,000
  2,700,000      Series 2000-B,
                 3.200% due 08/23/2001                           A-1+            NR             2,700,000
  2,080,000    Mendota Heights, Minnesota, Housing Mortgage
                 Revenue, Multifamily Revenue,
                 (Wells Fargo Bank N.A., LOC),
                 2.700% due 11/01/2031+                          A-1+            NR             2,080,000
  2,000,000    Metropolitan Council, Minnesota,
                 Minneapolis -- St. Paul Metropolitan Area,
                 Refunding, Series D,
                 4.300% due 12/01/2001                            AAA           Aaa             2,008,019
                                                                                             ------------
                                                                                               13,289,614
                                                                                             ------------
    MISSOURI -- 0.6%
  2,000,000    Columbia, Missouri, Special Obligation
                 Reserve, Series A, (Toronto Dominion Bank,
                 LOC),
                 2.650% due 06/01/2008+                           NR           VMIG1            2,000,000
                                                                                             ------------
    NEBRASKA -- 0.3%
  1,100,000    Omaha Public Power District Neb Electric
                 Revenue, Series A,
                 5.000% due 02/01/2002+                           AA            Aa2             1,112,439
                                                                                             ------------
    NEVADA -- 1.9%
  1,625,000    Clark County, Nevada, Economic Development
                 Revenue, University of Nevada -- Las Vegas
                 Project, (Wells Fargo Bank N.A., LOC),
                 2.750% due 08/01/2019+                          A-1+            NR             1,625,000
  4,815,000    Nevada State, GO, Refunding, Series A,
                 4.500% due 07/01/2001                            AA            Aa2             4,815,000
                                                                                             ------------
                                                                                                6,440,000
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEW MEXICO -- 0.2%
$   700,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                 Tax Revenue, (Canadian Imperial Bank, LOC),
                 2.650% due 07/01/2023+                          A-1+          VMIG1         $    700,000
                                                                                             ------------
    NORTH CAROLINA -- 0.7%
  2,500,000    North Carolina Educational Facilities Finance
                 Agency Revenue, Greensboro College,
                 (Bank of America, LOC),
                 2.650% due 09/01/2027+                           AA1          VMIG1            2,500,000
                                                                                             ------------
    OHIO -- 5.7%
  2,000,000    Dublin, Ohio, City School District, Bond
                 Anticipation Notes,
                 4.530% due 12/12/2001                            NR            MIG1            2,001,979
  1,815,000    Franklin County, Ohio, Hospital Revenue, US
                 Health Corporation, Series A, (Morgan
                 Guaranty, LOC),
                 2.650% due 12/01/2021+                           NR           VMIG1            1,815,000
  1,000,000    Hamilton County, Ohio, Hospital Facilities
                 Revenue, Bethesda Hospital, Inc.,
                 (Rabobank Nederland, LOC),
                 2.550% due 02/15/2024+                          A-1+          VMIG1            1,000,000
  2,540,000    Indian Hill, Ohio, Economic Development,
                 Cincinnati County Day School, (Fifth Third,
                 LOC),
                 2.900% due 05/01/2019+                           NR             NR             2,540,000
  4,665,000    Middleburg Heights, Ohio, Hospital Revenue,
                 Southwest General Health, (Keybank NA, LOC),
                 2.750% due 08/15/2022+                           A-1            NR             4,665,000
  3,290,000    Montgomery County, Ohio, Society Saint Vincent
                 DePaul, (Nat City, LOC),
                 2.750% due 12/01/2010+                           A-1            NR             3,290,000
  2,000,000    Ohio State Water Development Authority
                 Pollution Control Faculties Revenue,
                 Cleveland Electric, Series B, (Barclays Bank
                 New York, LOC),
                 2.650% due 08/01/2020+                          A-1+            P1             2,000,000
  1,000,000    Pickerington Ohio Local School District,
                 Bond Anticipation Notes,
                 3.200% due 12/14/2001                            NR            MIG1            1,001,156
  1,000,000    Summit County Ohio, Bond Anticipation Notes,
                 3.500% due 05/30/2002                           SP-1+          MIG1            1,004,872
                                                                                             ------------
                                                                                               19,318,007
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 2.4%
$ 3,500,000    Oregon State Health Housing Educational &
                 Cultural Facilities Authority, (Adjusted
                 Assumption Village Project Series A),
                 (Keybank N.A., LOC),
                 2.730% due 03/01/2033+                           NR           VMIG1         $  3,500,000
  4,550,000    Portland, Oregon Multifamily Revenue,
                 (Harris Trust and Savings Bank, LOC),
                 2.800% due 12/01/2011+                           AA-            NR             4,550,000
                                                                                             ------------
                                                                                                8,050,000
                                                                                             ------------
    PENNSYLVANIA -- 16.8%
               Allegheny County, Pennsylvania, Higher
                 Education, Building Authority Revenue:
 11,700,000      (Carnegie Mellon University, SPA),
                 3.300% due 12/01/2033+                          A-1+            NR            11,700,000
  4,450,000      (Chatham College, Series B),
                 (Mellon Bank N.A., LOC),
                 2.800% due 09/01/2028+                          A-1+            NR             4,450,000
  1,545,000    Allegheny County, Pennsylvania, Hospital
                 Development Revenue, Variable Health Center
                 Presbyterian, Series D, (MBIA Insured)
                 (First Union National Bank, SPA),
                 2.700%, due 03/01/2020+                          A-1          VMIG1            1,545,000
               Allegheny County, Pennsylvania, Industrial
                 Development Authority Revenue:
  1,500,000      Education Center Watson,
                 4.000% due 05/01/2002+                           NR           VMIG1            1,513,185
  5,600,000      Refunding, Pollution Control Duquesne,
                 Series A, (AMBAC Insured),
                 (Bank of New York, SPA),
                 2.800% due 12/01/2013+                          A-1+          VMIG1            5,600,000
  2,700,000    Allegheny County, Pennsylvania, Redevelopment
                 Authority, Brentwood Towne Square Project,
                 Series A,
                 2.800% due 11/01/2019+                           NA            Aa3             2,700,000
  5,500,000    Allentown Pennsylvania Commercial & Industrial
                 Development, Diocese of Allentown,
                 (First Union National Bank, LOC)
                 3.300% due 12/01/2029+                           NA             NA             5,500,000
  3,000,000    Benzinger Township, Pennsylvania, Hospital
                 Authority, Elk Regional Health Systems,
                 (PNC Bank N.A., LOC),
                 2.800% due 12/01/2030+                          A-1+           VMIG            3,000,000
               Delaware Valley, Pennsylvania, Registered
                 Finance:

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    PENNSYLVANIA (CONTINUED)
$ 3,200,000      Mode 1, (Credit Suisse, LOC),
                 2.650% due 08/01/2016+                          A-1+          VMIG1         $  3,200,000
  2,000,000      Series A, (Credit Suisse, LOC),
                 2.650% due 12/01/2017+                          A-1+          VMIG1            2,000,000
  2,200,000    Pennsylvania State High Educational Authority
                 Revenue,
                 3.200% due 03/31/2002                            NR           VMIG1            2,200,000
  5,100,000    Schuylkill County, Pennsylvania, Industrial
                 Development Authority, Gilbertown Power
                 Project, (Mellon Bank, LOC),
                 2.650% due 12/01/2002+                          A-1+            NR             5,100,000
  4,100,000    Union County, Pennsylvania, Hospital Authority
                 Revenue, Variable Evangelical Community
                 Hospital, (Asset Guarantee Insured),
                 2.800% due 02/01/2021+                           A-1            NR             4,100,000
  4,305,000    Washington County, Pennsylvania, Authority
                 Lease Revenue, Higher Education Pooled
                 Equipment Lease, (First Union National Bank,
                 LOC),
                 2.850% due 11/01/2005+                           NR           VMIG1            4,305,000
                                                                                             ------------
                                                                                               56,913,185
                                                                                             ------------
    SOUTH CAROLINA -- 1.4%
               South Carolina State Public Service Authority
                 Revenue:
  2,000,000      Refunding, Series A,
                 5.000% due 01/01/2002                            AA-           Aa2             2,015,724
  2,625,000      Refunding, Series C,
                 4.500% due 01/01/2002                            AA-           Aa2             2,637,229
                                                                                             ------------
                                                                                                4,652,953
                                                                                             ------------
    TENNESSEE -- 4.2%
  2,000,000    Metropolitan Government Nashville and Davidson
                 County, Tennessee, Industrial Development
                 Board Revenue, Multifamily Housing, Series
                 B,
                 (Wachovia Bank, LOC),
                 2.750% due 12/01/2007+                           AA           VMIG1            2,000,000
               Shelby County, Tennessee, Health Educational &
                 Housing Facilities Board Revenue:
                 (Bank of America, LOC)
  5,000,000      3.300% due 07/16/2001                           A-1+            NR             5,000,000
  6,135,000      Refunding, Multifamily Housing-Wyndridge,
                 (Credit Suisse, LOC),
                 2.780% due 11/01/2019+                          A-1+            NR             6,135,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE (CONTINUED)
$ 1,000,000    Tennessee State, Series A,
                 5.000% due 03/01/2002                            AA+           Aa1          $  1,015,119
                                                                                             ------------
                                                                                               14,150,119
                                                                                             ------------
    TEXAS -- 5.8%
  1,375,000    Arlington, Texas, Refunding,
                 4.800% due 08/15/2001                            AA            Aa2             1,377,805
  1,545,000    Austin, Texas, Independent School District,
                 Public Property Finance Contractual
                 Obligation,
                 (MBIA Insured),
                 4.500% due 08/01/2001                            AAA           Aaa             1,545,194
  2,000,000    Carroll, Texas, Independent School District,
                 School Building, (PSFG Insured),
                 2.700% due 08/15/2032+                          A-1+          VMIG1            2,000,000
               Dallas, Texas, Waterworks & Sewer Systems
                 Revenue:
  2,000,000      4.250% due 10/01/2001                            AA+           Aa2             1,999,248
  2,868,000      Series B,
                 3.150% due 08/08/2001                            A-1          VMIG1            2,868,000
  1,000,000      Refunding & Improvement,
                 7.500% due 04/01/2002                            AA+           Aa2             1,035,349
  3,900,000    Grapevine Texas Industrial Development
                 Corporation Revenue, American Airlines,
                 Inc., Series A-1,
                 3.250% due 12/01/2024+                           NR             P1             3,900,000
  1,245,000    Plano Texas Independent School District,
                 5.250% due 02/15/2002                            AAA           Aaa             1,260,844
  3,500,000    San Antonio, Texas, Industrial Development
                 Authority Revenue, (Rivercenter Association
                 Project),
                 (PNC Bank, LOC),
                 2.800% due 12/01/2012+                           NR            Aa3             3,500,000
                                                                                             ------------
                                                                                               19,486,440
                                                                                             ------------
    UTAH -- 0.3%
  1,075,000    Salt Lake City, Utah, Industrial Development
                 Revenue, (Parkview Plaza Association),
                 (Bank One Arizona N.A.,LOC),
                 2.850% due 12/01/2014+                           A-1            NR             1,075,000
                                                                                             ------------
    VIRGINIA -- 3.1%
  2,875,000    Arlington County, Virginia Revenue, Ballston
                 Public Parking, (Citibank, N.A., LOC),
                 2.800% due 08/01/2017+                          A-1+            NR             2,875,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  RATING (UNAUDITED)
PRINCIPAL                                                        ---------------------
AMOUNT                                                            S&P          MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    VIRGINIA (CONTINUED)
$ 4,000,000    Clarke County, Virginia, Industrial
                 Development Authority, Hospital Facilities
                 Revenue, Winchester Medical Center, Inc.
                 (FSA Insured),
                 (Chase Manhattan Bank, SPA),
                 2.900% due 01/01/2030+                          A-1+          VMIG1         $  4,000,000
  1,640,000    Richmond, Virginia, Redevelopment & Housing
                 Authority, Stony Point Project, (First
                 Union, LOC),
                 2.700% due 04/01/2029+                           A-1            NR             1,640,000
  2,000,000    Virginia State Public Building Authority
                 Revenue, Series B,
                 5.600% due 08/01/2001                            AA+           Aa2             2,002,089
                                                                                             ------------
                                                                                               10,517,089
                                                                                             ------------
    WASHINGTON -- 0.8%
  1,700,000    Seattle, Washington, Pre-refunded,
                 6.900% due 10/01/2001+                           AA+           Aa1             1,727,278
  1,060,000    Washington State, GO, Series S-4,
                 4.600% due 01/02/2002                            AA+           Aa1             1,066,899
                                                                                             ------------
                                                                                                2,794,177
                                                                                             ------------
    WISCONSIN -- 3.3%
  1,325,000    Augusta, Wisconsin, Industrial Development
                 Revenue, Refunding, Industrial Development
                 Ball Corporation Project,
                 2.700% due 11/01/2004+                           A+            Aa2             1,325,000
  7,900,000    Wisconsin State Health & Educational
                 Facilities Authority Revenue, University of
                 Wisconsin Medical Foundation, (Lasalle Bank
                 N.A., LOC),
                 2.650% due 05/01/2030+                          A-1+            NR             7,900,000
  2,000,000    Wisconsin State Transportation Revenue, Series
                 A,
                 5.100% due 07/01/2001                            AA-           Aa3             2,000,000
                                                                                             ------------
                                                                                               11,225,000
                                                                                             ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $344,732,450)                                                                         344,732,450
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                                                                              VALUE
---------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
      5,536    Dreyfus Tax-Exempt Cash Management                                            $      5,536
  2,184,292    Valiant Tax Exempt Fund                                                          2,184,292
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $2,189,828)                                                                             2,189,828
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $346,922,278*)                                          102.2%                        346,922,278
OTHER ASSETS AND LIABILITIES (NET)                               (2.2)                         (7,540,980)
                                                                -----                        ------------
NET ASSETS                                                      100.0%                       $339,381,298
                                                                =====                        ============

------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Federal Guaranty Insurance Corporation
FNMA  -- Federal National Mortgage Assurance
FSA   -- Financial Security Assurance
GO    -- General Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                               VALUE
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 44.9%
  (Cost $34,712,533)
  U.S. TREASURY BILL -- 44.9%
$35,000,000    3.375%+ due 09/27/2001                                          $34,712,533
                                                                               -----------
REPURCHASE AGREEMENTS -- 54.2%
  3,000,000    Agreement with Goldman Sachs,
                 3.900% dated 06/29/2001, to be repurchased at $3,000,975
                 on 07/02/2001, collateralized by $2,400,000 U.S. Treasury
                 Bond,
                 10.375% maturing 11/15/2012
                 (value $3,069,109)                                              3,000,000
  3,000,000    Agreement with J.P. Morgan and Company, Inc.,
                 3.870% dated 06/29/2001, to be repurchased at $3,000,968
                 on 07/02/2001, collateralized by $3,270,000 U.S. Treasury
                 Bond,
                 5.250% maturing 02/15/2002
                 (value $3,049,867)                                              3,000,000
 15,836,415    Agreement with Lehman Brothers Holdings, Inc.,
                 3.940% dated 06/29/2001, to be repurchased at $15,841,615
                 on 07/02/2001, collateralized by $15,550,000 U.S. Treasury
                 Note,
                 5.500% maturing 02/15/2008
                 (value $16,148,506)                                            15,836,415
  3,000,000    Agreement with Merrill Lynch and Company, Inc.,
                 3.850% dated 06/29/2001, to be repurchased at $3,000,963
                 on 07/02/2001, collateralized by $2,970,000 U.S. Treasury
                 Note,
                 5.750% maturing 10/31/2002
                 (value $3,062,258)                                              3,000,000
 17,000,000    Agreement with State Street Bank and Trust Company,
                 3.880% dated 06/29/2001, to be repurchased at $17,005,497
                 on 07/02/2001, collateralized by $17,650,000 U.S. Treasury
                 Bill,
                 3.530% maturing 12/27/2001
                 (value $17,341,125)                                            17,000,000
                                                                               -----------
TOTAL REPURCHASE AGREEMENTS
    (Cost $41,836,415)                                                          41,836,415
                                                                               -----------

TOTAL INVESTMENTS
  (Cost $76,548,948*)                                        99.1%              76,548,948
OTHER ASSETS AND LIABILITIES (NET)                            0.9                  691,443
                                                            -----              -----------
NET ASSETS                                                  100.0%             $77,240,391
                                                            =====              ===========

------------
* Aggregate cost for Federal tax purposes.
+ Rate represents annualized yield at date of purchase.

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               --------------------------------------------------------
                                                                                             MUNDER        MUNDER
                                                               MUNDER         MUNDER         DIGITAL       EQUITY
                                                               BALANCED       BIO(TECH)(2)   ECONOMY       INCOME
                                                               FUND           FUND           FUND          FUND
                                                               --------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers......................   $126,602,329   $18,358,970    $16,413,293   $183,242,825
    Securities of affiliated issuers........................        --            --             --             --
    Repurchase agreements...................................      3,291,000       270,000        --           2,643,000
                                                               ------------   -----------    -----------   ------------
Total Investments...........................................    129,893,329    18,628,970     16,413,293    185,885,825
Cash........................................................          3,072       140,431         94,906            583
Interest receivable.........................................        686,038            58        --                 570
Dividends receivable........................................         53,458           340          8,142        211,128
Receivable from Investment Advisor..........................        --            --             --             --
Receivable for investment securities sold...................      2,100,588       329,332         74,833        --
Receivable for Fund shares sold.............................        795,576        68,221        137,906         71,179
Variation margin............................................        --            --             --             --
Prepaid expenses and other assets...........................         27,763        20,858         22,616         26,238
                                                               ------------   -----------    -----------   ------------
      Total Assets..........................................    133,559,824    19,188,210     16,751,696    186,195,523
                                                               ------------   -----------    -----------   ------------
LIABILITIES:
Payable for Fund shares redeemed............................        222,966         1,291         46,751        274,217
Payable for investment securities purchased.................      1,941,196       287,762        --             969,750
Payable upon return of securities loaned....................     10,336,715       --             --           3,208,354
Investment advisory fee payable.............................         64,978        18,047         10,329        114,401
Administration fee payable..................................         10,015         1,448          1,360         15,542
Shareholder servicing fees payable..........................          1,229             5        --              17,217
Distribution fees payable...................................         65,305         9,950         10,718         14,303
Transfer agent fee payable..................................         21,085        17,990          5,555         20,414
Custodian fees payable......................................         22,012         9,322         11,747         13,881
Accrued Trustees'/Directors' fees and expenses..............          1,889           103            131          1,482
Accrued expenses and other payables.........................         23,652         7,940         12,761         28,006
                                                               ------------   -----------    -----------   ------------
      Total Liabilities.....................................     12,711,042       353,858         99,352      4,677,567
                                                               ------------   -----------    -----------   ------------
NET ASSETS..................................................   $120,848,782   $18,834,352    $16,652,344   $181,517,956
                                                               ============   ===========    ===========   ============
Investments, at cost........................................   $128,581,092   $17,979,182    $17,310,324   $160,707,385
                                                               ============   ===========    ===========   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
    MUNDER                            MUNDER          MUNDER
    FUTURE           MUNDER           INTERNATIONAL   INTERNATIONAL
    TECHNOLOGY       INDEX 500        EQUITY          NETNET
    FUND             FUND             FUND            FUND
-------------------------------------------------------------------
    $  903,456,484   $1,090,258,665   $173,738,002    $134,176,205
         7,772,000         --              --              --
        44,299,000       11,098,000      1,065,000      14,057,000
    --------------   --------------   ------------    ------------
       955,527,484    1,101,356,665    174,803,002     148,233,205
           910,263              331        563,934         369,083
           136,354            2,392            230           3,617
            12,000          852,357        570,063         171,559
          --               --              --              --
         2,174,792       50,390,661         80,825         315,981
         1,081,955        2,110,949        312,839       1,652,301
          --                245,753        --              --
            55,954           53,443         26,058          40,524
    --------------   --------------   ------------    ------------
       959,898,802    1,155,012,551    176,356,951     150,786,270
    --------------   --------------   ------------    ------------
         2,498,826        3,138,828      1,118,023         579,647
        19,971,484        1,269,774        600,666          94,085
       138,676,126         --           31,902,248       6,304,715
           673,529          105,014         91,728         168,543
            69,460          100,202         12,517          13,515
             4,802           55,956         17,318           1,927
           456,703          207,040          6,491          84,796
           445,951          326,700         38,498         134,775
           104,093          181,531         45,627         117,531
             9,789           11,942          1,172          10,686
           157,307          176,967         32,885          18,069
    --------------   --------------   ------------    ------------
       163,068,070        5,573,954     33,867,173       7,528,289
    --------------   --------------   ------------    ------------
    $  796,830,732   $1,149,438,597   $142,489,778    $143,257,981
    ==============   ==============   ============    ============
    $1,237,943,274   $  816,389,523   $161,771,169    $255,957,889
    ==============   ==============   ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                                           MUNDER
                                                              MUNDER         MUNDER                        REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON   MUNDER         EQUITY
                                                              EQUITY         GROWTH         POWER PLUS     INVESTMENT
                                                              FUND           FUND           FUND           FUND
                                                              --------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers......................  $137,059,934   $443,344,012   $161,454,861   $58,435,746
    Securities of affiliated issuers........................       --             --           2,500,128       --
    Repurchase agreements...................................       889,000      3,040,000      2,180,000       --
                                                              ------------   ------------   ------------   -----------
Total Investments...........................................   137,948,934    446,384,012    166,134,989    58,435,746
Cash........................................................           322            978            246        38,102
Interest receivable.........................................           192            655            470       --
Dividends receivable........................................        44,400        311,062         69,645       331,383
Receivable from Investment Advisor..........................       --             --             --            --
Receivable for investment securities sold...................       141,435      6,478,810      2,278,638       170,852
Receivable for Fund shares sold.............................       563,079        209,807      3,568,309         4,881
Unamortized organization costs..............................       --             --             --            --
Prepaid expenses and other assets...........................        26,612         46,687         70,007        28,076
                                                              ------------   ------------   ------------   -----------
      Total Assets..........................................   138,724,974    453,432,011    172,122,304    59,009,040
                                                              ------------   ------------   ------------   -----------
LIABILITIES:
Due to custodian............................................       --             --             --            --
Payable for Fund shares redeemed............................       206,978        795,356        635,527        10,553
Payable for investment securities purchased.................       947,923      1,148,080      6,645,294       --
Payable upon return of securities loaned....................    24,319,874     13,969,550        --            --
Investment advisory fee payable.............................        89,897        284,289        102,100        34,977
Administration fee payable..................................         9,301         38,612         13,187         4,893
Shareholder servicing fees payable..........................         1,384         42,623             11           619
Distribution fees payable...................................        52,676         38,836         97,229         4,606
Transfer agent fee payable..................................        63,929        172,351         21,699        34,265
Custodian fees payable......................................        21,499         32,451         17,273        26,819
Accrued Trustees'/Directors' fees and expenses..............           868          3,464            170           457
Accrued expenses and other payables.........................        47,383        126,115          4,478        33,799
                                                              ------------   ------------   ------------   -----------
      Total Liabilities.....................................    25,761,712     16,651,727      7,536,968       150,988
                                                              ------------   ------------   ------------   -----------
NET ASSETS..................................................  $112,963,262   $436,780,284   $164,585,336   $58,858,052
                                                              ============   ============   ============   ===========
Investments, at cost........................................  $123,166,442   $372,564,599   $184,183,376   $52,240,784
                                                              ============   ============   ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                  MUNDER         MUNDER                       MUNDER
    MUNDER        SMALL          FRAMLINGTON   MUNDER         FRAMLINGTON
    SMALL-CAP     COMPANY        EMERGING      FRAMLINGTON    INTERNATIONAL
    VALUE         GROWTH         MARKETS       HEALTHCARE     GROWTH
    FUND          FUND           FUND          FUND           FUND
---------------------------------------------------------------------------
    $89,302,593   $132,639,302   $42,158,926   $522,395,494    $56,244,730
        --             --            --             --             --
      3,488,000      1,145,000       --           1,335,000      1,397,000
    -----------   ------------   -----------   ------------    -----------
     92,790,593    133,784,302    42,158,926    523,730,494     57,641,730
            455        --          1,475,209      2,036,297        301,612
            752            247       --                 288            239
        105,211          7,849       101,065          3,933        116,828
        --             --            --             --              33,290
        582,525        795,335     1,012,970      5,381,462         65,052
        458,984        313,384        21,030      1,141,210        821,147
        --             --                649            562          2,978
         23,868         24,956        27,266         50,740         32,766
    -----------   ------------   -----------   ------------    -----------
     93,962,388    134,926,073    44,797,115    532,344,986     59,015,642
    -----------   ------------   -----------   ------------    -----------
        --             794,521       --             --             --
        275,939        479,677       471,238      2,403,756         41,823
      1,693,983        --          1,827,190      4,504,905        341,286
      9,558,318     25,319,710       --             --             --
         48,759         72,781        43,388        377,324         49,542
          6,671         10,126         3,824         43,278          5,034
          1,713          5,387         5,435            194            863
         16,340          9,111         2,132        309,298          1,736
          5,715         30,258        10,570        126,247         15,842
         11,028         25,080       120,123         98,120         44,969
            424            868           428          5,502            585
          8,296         26,615        10,417        165,250         17,048
    -----------   ------------   -----------   ------------    -----------
     11,627,186     26,774,134     2,494,745      8,033,874        518,728
    -----------   ------------   -----------   ------------    -----------
    $82,335,202   $108,151,939   $42,302,370   $524,311,112    $58,496,914
    ===========   ============   ===========   ============    ===========
    $79,309,892   $131,255,099   $45,091,296   $577,342,566    $60,057,202
    ===========   ============   ===========   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities........................    $177,164,793    $401,416,774     $30,187,613     $242,905,083    $49,283,453
    Repurchase agreements.............       1,942,000         --              822,000        2,448,000        --
                                          ------------    ------------     -----------     ------------    -----------
Total Investments.....................     179,106,793     401,416,774      31,009,613      245,353,083     49,283,453
Cash..................................             470         --            2,883,819              721        --
Interest receivable...................       2,441,247       4,155,642         712,695        1,648,940        510,519
Dividends receivable..................         --              187,110         --               --             --
Receivable for investment securities
  sold................................       5,226,724       5,389,086         --               --             --
Receivable for Fund shares sold.......         151,360       1,424,132         --               498,576         15,000
Unamortized organization costs........         --              --                2,264          --             --
Prepaid expenses and other assets.....          24,026          29,889          26,889           26,598          2,406
                                          ------------    ------------     -----------     ------------    -----------
         Total Assets.................     186,950,620     412,602,633      34,635,280      247,527,918     49,811,378
                                          ------------    ------------     -----------     ------------    -----------
LIABILITIES:
Payable for Fund shares redeemed......         413,315       1,018,673           3,208          895,142         16,495
Payable for investment securities
  purchased...........................       3,717,531       4,384,971       1,600,401        2,448,769        --
Payable upon return of securities
  loaned..............................       8,813,220      25,385,430         307,440       22,505,042        --
Investment advisory fee payable.......          73,304         160,199          13,704           92,476         20,445
Administration fee payable............          14,949          32,649           2,790           18,963          4,207
Shareholder servicing fees payable....           8,479          62,504              20           32,663          9,286
Distribution fees payable.............           7,563           1,740             416           15,678          1,017
Transfer agent fee payable............          49,940          94,905           7,433           53,665         26,195
Custodian fees payable................          15,373          29,277          11,905           19,736          7,276
Accrued Trustees'/Directors' fees and
  expenses............................           1,331           3,011             257            1,696            382
Dividends payable.....................         --              --              --               --             --
Notes payable.........................         --              997,910         --               --             --
Due to custodian......................         --              --              --               --             --
Accrued expenses and other payables...          51,228          66,090          14,121           63,831         29,034
                                          ------------    ------------     -----------     ------------    -----------
         Total Liabilities............      13,166,233      32,237,359       1,961,695       26,147,661        114,337
                                          ------------    ------------     -----------     ------------    -----------
NET ASSETS............................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Investments, at cost..................    $180,762,028    $399,571,134     $35,663,264     $243,367,903    $47,860,697
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    MONEY MARKET FUNDS
--------------------------------    -----------------------------------------------
                    MUNDER                            MUNDER          MUNDER
    MUNDER          TAX-FREE        MUNDER            TAX-FREE        U.S. TREASURY
    TAX-FREE        SHORT-          CASH              MONEY           MONEY
    BOND            INTERMEDIATE    INVESTMENT        MARKET          MARKET
    FUND            BOND FUND       FUND              FUND            FUND
-----------------------------------------------------------------------------------
    $128,380,238    $178,922,332    $1,070,981,558    $346,922,278     $34,712,533
         --            1,543,000       100,947,271         --           41,836,415
    ------------    ------------    --------------    ------------     -----------
     128,380,238     180,465,332     1,171,928,829     346,922,278      76,548,948
         --                   81          --               --              --
       1,949,123       2,658,085         3,475,518       2,148,085           9,068
         --              --               --               --              --
         --              --               --               --              --
          15,000          20,001        10,972,992         416,755       1,280,951
         --              --               --               --              --
          25,743          25,459            36,533          17,969          11,814
    ------------    ------------    --------------    ------------     -----------
     130,370,104     183,168,958     1,186,413,872     349,505,087      77,850,781
    ------------    ------------    --------------    ------------     -----------
          93,715         422,847        11,855,101       3,467,612         328,328
       1,594,461         --               --             5,752,424         --
         --              --               --               --              --
          57,303          75,803           338,326          99,006          23,364
          10,990          15,690            98,802          29,190           6,560
          26,649          36,174           100,191          26,728           6,859
           3,483           3,114            31,470          15,683           3,034
          55,979          46,983           266,132          90,086          16,913
           9,732          14,090            74,069          44,549          23,672
          11,043           1,482            14,578           9,015             805
         --              --              3,206,343         491,484         164,291
         --              --               --               --              --
         --              --               --                   192         --
          67,900          46,908           223,871          97,820          36,564
    ------------    ------------    --------------    ------------     -----------
       1,931,255         663,091        16,208,883      10,123,789         610,390
    ------------    ------------    --------------    ------------     -----------
    $128,438,849    $182,505,867    $1,170,204,989    $339,381,298     $77,240,391
    ============    ============    ==============    ============     ===========
    $123,953,343    $175,174,157    $1,171,928,829    $346,922,278     $76,548,948
    ============    ============    ==============    ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -----------------------------------------------------------
                                                                                              MUNDER         MUNDER
                                                              MUNDER          MUNDER          DIGITAL        EQUITY
                                                              BALANCED        BIO(TECH)(2)    ECONOMY        INCOME
                                                              FUND            FUND            FUND           FUND
                                                              -----------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)................    $      1,087    $   (12,860)    $   --         $     10,896
Accumulated net realized gain/(loss) on investments
  sold....................................................      (6,255,120)    (1,310,143)     (1,547,975)      5,537,903
Net unrealized appreciation/(depreciation) of
  investments.............................................       1,312,237    648,357....        (897,031)     25,178,440
Par value.................................................          11,857         25,184           2,146          13,902
Paid-in capital in excess of par value....................     125,778,721     19,483,814      19,095,204     150,776,815
                                                              ------------    -----------     -----------    ------------
                                                              $120,848,782    $18,834,352     $16,652,344    $181,517,956
                                                              ============    ===========     ===========    ============
NET ASSETS:
Class A Shares............................................    $ 20,621,174    $ 5,425,410     $ 4,045,299    $  6,653,904
                                                              ============    ===========     ===========    ============
Class B Shares............................................    $ 47,329,122    $ 7,748,105     $ 6,999,528    $ 10,904,968
                                                              ============    ===========     ===========    ============
Class C Shares............................................    $ 24,364,446    $   --          $   --         $  3,780,828
                                                              ============    ===========     ===========    ============
Class II Shares...........................................    $    --         $ 3,861,541     $ 4,985,452    $    --
                                                              ============    ===========     ===========    ============
Class K Shares............................................    $ 17,713,452    $    20,957     $     5,364    $ 80,625,071
                                                              ============    ===========     ===========    ============
Class Y Shares............................................    $ 10,820,588    $ 1,778,339     $   616,701    $ 79,553,185
                                                              ============    ===========     ===========    ============
SHARES OUTSTANDING
Class A Shares............................................       2,011,515        723,485         518,990         509,512
                                                              ============    ===========     ===========    ============
Class B Shares............................................       4,658,083      1,039,416         904,923         841,032
                                                              ============    ===========     ===========    ============
Class C Shares............................................       2,387,966        --              --              291,676
                                                              ============    ===========     ===========    ============
Class II Shares...........................................         --             516,735         642,909         --
                                                              ============    ===========     ===========    ============
Class K Shares............................................       1,738,241          2,785             687       6,171,109
                                                              ============    ===========     ===========    ============
Class Y Shares............................................       1,061,062        236,024          78,898       6,088,267
                                                              ============    ===========     ===========    ============
CLASS A SHARES:
Net asset value and redemption price per share............          $10.25          $7.50           $7.79          $13.06
                                                              ============    ===========     ===========    ============
Maximum sales charge......................................            5.50%          5.50%           5.50%           5.50%
Maximum offering price per share..........................          $10.85          $7.94           $8.24          $13.82
                                                              ============    ===========     ===========    ============
CLASS B SHARES:
Net asset value and offering price per share*.............          $10.16          $7.45           $7.73          $12.97
                                                              ============    ===========     ===========    ============
CLASS C SHARES:
Net asset value and offering price per share*.............          $10.20            N/A             N/A          $12.96
                                                              ============    ===========     ===========    ============
CLASS II SHARES:
Net asset value and offering price per share*.............             N/A          $7.47           $7.75             N/A
                                                              ============    ===========     ===========    ============
Maximum Sales Charge......................................              --           1.00%           1.00%             --
Maximum offering price per share..........................             N/A          $7.55           $7.83             N/A
                                                              ============    ===========     ===========    ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share...................................................          $10.19          $7.52           $7.81          $13.06
                                                              ============    ===========     ===========    ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share...................................................          $10.20          $7.53           $7.82          $13.07
                                                              ============    ===========     ===========    ============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
    MUNDER
    FUTURE               MUNDER              MUNDER             MUNDER
    TECHNOLOGY           INDEX 500           INTERNATIONAL      INTERNATIONAL
    FUND                 FUND                EQUITY FUND        NETNET FUND
-----------------------------------------------------------------------------
    $     --             $     --            $    --            $    (797,373)
     (1,019,091,891)        (33,409,656)       (1,217,593)       (194,300,119)
       (282,415,790)        285,368,403        13,031,539        (107,730,320)
          1,364,092              44,944            11,717             430,068
      2,096,974,321         897,434,906       130,664,115         445,655,725
    ---------------      --------------      ------------       -------------
    $   796,830,732      $1,149,438,597      $142,489,778       $ 143,257,981
    ===============      ==============      ============       =============
    $   268,665,437      $  419,630,630      $  8,727,579       $  57,755,550
    ===============      ==============      ============       =============
    $   324,762,921      $  368,079,169      $  2,201,422       $  53,904,308
    ===============      ==============      ============       =============
    $     --             $     --            $  3,483,256       $    --
    ===============      ==============      ============       =============
    $   185,063,406      $     --            $    --            $  21,408,613
    ===============      ==============      ============       =============
    $     9,400,249      $  267,826,775      $ 80,633,731       $   8,322,085
    ===============      ==============      ============       =============
    $     8,938,719      $   93,902,023      $ 47,443,790       $   1,867,425
    ===============      ==============      ============       =============
         44,610,728          16,408,847           718,308          17,265,644
    ===============      ==============      ============       =============
         54,589,983          14,391,246           185,988          16,246,045
    ===============      ==============      ============       =============
          --                   --                 291,498            --
    ===============      ==============      ============       =============
         34,407,362            --                 --                6,456,719
    ===============      ==============      ============       =============
          1,437,524          10,478,587         6,643,398           2,484,047
    ===============      ==============      ============       =============
          1,363,633           3,665,689         3,877,910             554,343
    ===============      ==============      ============       =============
              $6.02              $25.57            $12.15               $3.35
    ===============      ==============      ============       =============
               5.50%               2.50%             5.50%               5.50%
              $6.37              $26.23            $12.86               $3.54
    ===============      ==============      ============       =============
              $5.95              $25.58            $11.84               $3.32
    ===============      ==============      ============       =============
                N/A                 N/A            $11.95                 N/A
    ===============      ==============      ============       =============
              $5.38                 N/A               N/A               $3.32
    ===============      ==============      ============       =============
               1.00%                 --                --                1.00%
              $5.43                 N/A               N/A               $3.35
    ===============      ==============      ============       =============
              $6.54              $25.56            $12.14               $3.35
    ===============      ==============      ============       =============
              $6.56              $25.62            $12.23               $3.37
    ===============      ==============      ============       =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         -----------------------------------------------------------------
                                                                                                               MUNDER
                                                                           MUNDER                              REAL ESTATE
                                                         MUNDER            MULTI-SEASON      MUNDER            EQUITY
                                                         MICRO-CAP         GROWTH            POWER PLUS        INVESTMENT
                                                         EQUITY FUND       FUND              FUND              FUND
                                                         -----------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)...........    $    --           $    --           $    --           $    -
Accumulated net realized gain/(loss) on investments
  sold...............................................      (5,398,176)       14,712,893          (188,454)      (8,664,430)
Net unrealized appreciation/(depreciation) of
  investments........................................      14,782,492        73,819,413       (18,048,224)       6,194,963
Par value............................................          45,276           278,438            16,721           44,515
Paid-in capital in excess of par value...............     103,533,670       347,969,540       182,805,293       61,283,004
                                                         ------------      ------------      ------------      -----------
                                                         $112,963,262      $436,780,284      $164,585,336      $58,858,052
                                                         ============      ============      ============      ===========
NET ASSETS:
Class A Shares.......................................    $ 34,016,951      $ 48,008,642      $ 59,147,065      $ 3,155,086
                                                         ============      ============      ============      ===========
Class B Shares.......................................    $ 40,094,985      $ 25,574,495      $ 73,409,347      $ 3,570,542
                                                         ============      ============      ============      ===========
Class C Shares.......................................    $ 19,276,454      $  7,715,279      $    --           $   938,032
                                                         ============      ============      ============      ===========
Class II Shares......................................    $    --           $    --           $ 29,927,735      $   --
                                                         ============      ============      ============      ===========
Class K Shares.......................................    $  7,014,420      $195,745,795      $     62,296      $ 1,711,674
                                                         ============      ============      ============      ===========
Class Y Shares.......................................    $ 12,560,452      $159,736,073      $  2,038,893      $49,482,718
                                                         ============      ============      ============      ===========
SHARES OUTSTANDING
Class A Shares.......................................       1,340,288         3,069,567         5,996,888          238,726
                                                         ============      ============      ============      ===========
Class B Shares.......................................       1,635,065         1,763,153         7,468,857          270,758
                                                         ============      ============      ============      ===========
Class C Shares.......................................         785,766           527,793                --           70,732
                                                         ============      ============      ============      ===========
Class II Shares......................................         --                --              3,041,963          --
                                                         ============      ============      ============      ===========
Class K Shares.......................................         276,523        12,500,750             6,317          129,715
                                                         ============      ============      ============      ===========
Class Y Shares.......................................         489,994         9,982,519           206,613        3,741,571
                                                         ============      ============      ============      ===========
CLASS A SHARES:
Net asset value and redemption price per share.......          $25.38            $15.64             $9.86           $13.22
                                                         ============      ============      ============      ===========
Maximum sales charge.................................            5.50%             5.50%             5.50%            5.50%
Maximum offering price per share.....................          $26.86            $16.55            $10.43           $13.99
                                                         ============      ============      ============      ===========
CLASS B SHARES:
Net asset value and offering price per share*........          $24.52            $14.50             $9.83           $13.19
                                                         ============      ============      ============      ===========
CLASS C SHARES:
Net asset value and offering price per share*........          $24.53            $14.62               N/A           $13.26
                                                         ============      ============      ============      ===========
CLASS II SHARES:
Net asset value and offering price per share*........             N/A               N/A             $9.84              N/A
                                                         ============      ============      ============      ===========
Maximum Sales Charge.................................              --                --              1.00%              --
Maximum offering price per share.....................             N/A               N/A             $9.94              N/A
                                                         ============      ============      ============      ===========
CLASS K SHARES:
Net asset value, offering price and redemption price
  per share..........................................          $25.37            $15.66             $9.86           $13.20
                                                         ============      ============      ============      ===========
CLASS Y SHARES:
Net asset value, offering price and redemption price
  per share..........................................          $25.63            $16.00             $9.87           $13.23
                                                         ============      ============      ============      ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                        MUNDER            MUNDER            MUNDER
    MUNDER           MUNDER             FRAMLINGTON       FRAMLINGTON       FRAMLINGTON
    SMALL-CAP        SMALL COMPANY      EMERGING          HEALTHCARE        INTERNATIONAL
    VALUE FUND       GROWTH FUND        MARKETS FUND      FUND              GROWTH FUND
-----------------------------------------------------------------------------------------
    $    76,361      $    --            $   (685,283)     $    (80,657)      $  (397,416)
      2,246,299       (33,556,840)       (23,082,492)           (1,441)       (5,319,402)
     13,480,701         2,529,203         (2,932,209)      (53,632,951)       (2,423,329)
         50,260             7,259             49,630           211,767            58,238
     66,481,581       139,172,317         68,952,724       577,814,394        66,578,823
    -----------      ------------       ------------      ------------       -----------
    $82,335,202      $108,151,939       $ 42,302,370      $524,311,112       $58,496,914
    ===========      ============       ============      ============       ===========
    $ 7,872,276      $ 11,151,057       $  1,684,520      $167,514,488       $ 1,518,595
    ===========      ============       ============      ============       ===========
    $15,062,946      $  6,691,180       $  1,586,371      $224,080,283       $ 1,033,317
    ===========      ============       ============      ============       ===========
    $ 4,771,683      $  2,584,311       $    438,647      $122,086,828       $   866,627
    ===========      ============       ============      ============       ===========
    $   --           $    --            $    --           $    --            $   --
    ===========      ============       ============      ============       ===========
    $ 9,673,446      $ 25,377,666       $ 26,685,059      $    989,519       $ 4,689,748
    ===========      ============       ============      ============       ===========
    $44,954,851      $ 62,347,725       $ 11,907,773      $  9,639,994       $50,388,627
    ===========      ============       ============      ============       ===========
        479,127           742,880            195,451         6,617,307           151,552
    ===========      ============       ============      ============       ===========
        927,440           485,698            188,302         9,152,250           105,863
    ===========      ============       ============      ============       ===========
        294,674           184,476             52,492         4,990,998            88,653
    ===========      ============       ============      ============       ===========
        --                --                 --                --                --
    ===========      ============       ============      ============       ===========
        589,763         1,719,940          3,128,261            39,130           469,030
    ===========      ============       ============      ============       ===========
      2,735,030         4,126,281          1,398,528           376,994         5,008,705
    ===========      ============       ============      ============       ===========
         $16.43            $15.01              $8.62            $25.31            $10.02
    ===========      ============       ============      ============       ===========
           5.50%             5.50%              5.50%             5.50%             5.50%
         $17.39            $15.88              $9.12            $26.78            $10.60
    ===========      ============       ============      ============       ===========
         $16.24            $13.78              $8.42            $24.48             $9.76
    ===========      ============       ============      ============       ===========
         $16.19            $14.01              $8.36            $24.46             $9.78
    ===========      ============       ============      ============       ===========
            N/A               N/A                N/A               N/A               N/A
    ===========      ============       ============      ============       ===========
             --                --                 --                --                --
            N/A               N/A                N/A               N/A               N/A
    ===========      ============       ============      ============       ===========
         $16.40            $14.75              $8.53            $25.29            $10.00
    ===========      ============       ============      ============       ===========
         $16.44            $15.11              $8.51            $25.57            $10.06
    ===========      ============       ============      ============       ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                            INCOME FUNDS
                                            ------------------------------------------------------------------------
                                                           MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                            MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                            BOND           BOND           BOND            INCOME         TAX-FREE
                                            FUND           FUND           FUND            FUND           BOND FUND
                                            ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment
  income/(loss)...........................  $    210,430   $    663,710    $  (320,469)   $    299,916   $    55,961
Accumulated net realized gain/(loss) on
  investments sold........................   (12,268,974)   (29,751,909)      (499,655)     (2,758,852)     (791,084)
Net unrealized appreciation/(depreciation)
  of investments..........................    (1,655,235)     1,845,640     (4,686,625)      1,985,180     1,422,756
Par value.................................        18,286         40,575         37,725          21,686         4,982
Paid-in capital in excess of par value....   187,479,880    407,567,258     38,142,609     221,832,327    49,004,426
                                            ------------   ------------    -----------    ------------   -----------
                                             173,784,387    380,365,274     32,673,585     221,380,257    49,697,041
                                            ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares............................  $  6,138,685   $  9,767,571    $ 1,327,384    $  8,153,234   $ 1,950,534
                                            ============   ============    ===========    ============   ===========
Class B Shares............................  $  6,832,531   $  7,563,452    $   131,666    $ 10,454,779   $   662,445
                                            ============   ============    ===========    ============   ===========
Class C Shares............................  $    929,682   $    904,147    $    37,336    $  2,301,402   $   102,706
                                            ============   ============    ===========    ============   ===========
Class K Shares............................  $ 48,685,391   $254,904,455    $    94,578    $170,872,015   $45,497,864
                                            ============   ============    ===========    ============   ===========
Class Y Shares............................  $111,198,098   $107,225,649    $31,082,621    $ 29,598,827   $ 1,483,492
                                            ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares............................       646,547      1,040,344        154,381         799,599       195,585
                                            ============   ============    ===========    ============   ===========
Class B Shares............................       719,464        807,731         15,522       1,024,007        66,286
                                            ============   ============    ===========    ============   ===========
Class C Shares............................        97,451         96,220          4,338         225,622        10,299
                                            ============   ============    ===========    ============   ===========
Class K Shares............................     5,123,366     27,195,716         10,989      16,736,820     4,561,365
                                            ============   ============    ===========    ============   ===========
Class Y Shares............................    11,699,056     11,435,244      3,587,308       2,899,639       148,598
                                            ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share...................................         $9.49          $9.39          $8.60          $10.20         $9.97
                                            ============   ============    ===========    ============   ===========
Maximum sales charge......................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share..........         $9.89          $9.78          $8.96          $10.62        $10.39
                                            ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per
  share*..................................         $9.50          $9.36          $8.48          $10.21         $9.99
                                            ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per
  share*..................................         $9.54          $9.40          $8.61          $10.20         $9.97
                                            ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share..............         $9.50          $9.37          $8.61          $10.21         $9.97
                                            ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share..............         $9.50          $9.38          $8.66          $10.21         $9.98
                                            ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ---------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
----------------------------------------------------------------------------------
    $     81,661    $    113,242     $     --         $    --         $   --
         371,005         461,226           --              (11,738)        41,582
       4,426,895       5,291,175           --              --             --
          12,479          17,548          1,170,208        339,415         77,199
     123,546,809     176,622,676      1,169,034,781    339,053,621     77,121,610
    ------------    ------------     --------------   ------------    -----------
     128,438,849     182,505,867      1,170,204,989    339,381,298     77,240,391
    ============    ============     ==============   ============    ===========
    $  2,528,876    $  5,898,846     $  117,222,330   $ 81,414,118    $16,347,288
    ============    ============     ==============   ============    ===========
    $  2,644,933    $  1,987,173     $     --         $    --         $   --
    ============    ============     ==============   ============    ===========
    $    677,648    $    301,953     $     --         $    --         $   --
    ============    ============     ==============   ============    ===========
    $122,217,297    $171,009,125     $  849,107,976   $246,088,535    $49,976,057
    ============    ============     ==============   ============    ===========
    $    370,095    $  3,308,770     $  203,874,683   $ 11,878,645    $10,917,046
    ============    ============     ==============   ============    ===========
         245,886         567,202        117,236,765     81,382,400     16,345,580
    ============    ============     ==============   ============    ===========
         257,513         191,378           --              --             --
    ============    ============     ==============   ============    ===========
          65,722          28,872           --              --             --
    ============    ============     ==============   ============    ===========
      11,874,209      16,442,782        849,101,320    246,146,539     49,959,413
    ============    ============     ==============   ============    ===========
          36,011         317,967        203,869,413     11,886,388     10,893,816
    ============    ============     ==============   ============    ===========
          $10.28          $10.40              $1.00          $1.00          $1.00
    ============    ============     ==============   ============    ===========
            4.00%           4.00%                --             --             --
          $10.71          $10.83              $1.00          $1.00          $1.00
    ============    ============     ==============   ============    ===========
          $10.27          $10.38                N/A            N/A            N/A
    ============    ============     ==============   ============    ===========
          $10.31          $10.46                N/A            N/A            N/A
    ============    ============     ==============   ============    ===========
          $10.29          $10.40              $1.00          $1.00          $1.00
    ============    ============     ==============   ============    ===========
          $10.28          $10.41              $1.00          $1.00          $1.00
    ============    ============     ==============   ============    ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------------------------
                                                                                                   MUNDER           MUNDER
                                                                MUNDER           MUNDER            DIGITAL          EQUITY
                                                                BALANCED         BIO(TECH)(2)      ECONOMY          INCOME
                                                                FUND             FUND(B)           FUND(C)          FUND
                                                                ---------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $ 2,319,662      $    33,447       $    29,660      $   182,682
Dividends(a)................................................        427,578              510            50,047        3,136,558
Securities lending..........................................         60,401          --                --                12,460
Other.......................................................        --               --                --               --
                                                                -----------      -----------       -----------      -----------
      Total Investment Income...............................      2,807,641           33,957            79,707        3,331,700
                                                                -----------      -----------       -----------      -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         40,469            5,673             5,912           15,689
  Class B Shares............................................        292,996           29,826            32,140           72,162
  Class C shares............................................        157,917          --                --                25,127
  Class II shares...........................................        --                15,698            24,782          --
  Class K Shares............................................         52,874               12                 4          241,295
Investment advisory fee.....................................        587,199           90,469            63,687        1,432,043
Administration fee..........................................         88,242            7,050             8,239          185,626
Transfer agent fee..........................................         80,026           51,305            30,706           38,952
Custodian fees..............................................        107,930           24,795            40,618           62,528
Legal and audit fees........................................          5,772              343               505           13,891
Trustees'/Directors' fees and expenses......................          3,848              195               251            5,619
Registration and filing fees................................         38,119           31,975            32,368           44,761
Amortization of organization costs..........................        --               --                --               --
Other.......................................................         42,234            8,783            15,029           76,840
                                                                -----------      -----------       -----------      -----------
      Total Expenses........................................      1,497,626          266,124           254,241        2,214,533
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................        --               --                --               --
                                                                -----------      -----------       -----------      -----------
Net Expenses................................................      1,497,626          266,124           254,241        2,214,533
                                                                -----------      -----------       -----------      -----------
NET INVESTMENT INCOME/(LOSS)................................      1,310,015         (232,167)         (174,534)       1,117,167
                                                                -----------      -----------       -----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................     (4,289,163)      (1,310,143)       (1,547,975)       6,488,236
  Foreign currency transactions.............................        --               (12,860)          --               --
  Future contracts..........................................        --               --                --               --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................       (270,927)         649,788          (897,031)      20,359,428
  Foreign currency..........................................        --                (1,431)          --               --
  Futures contracts.........................................        --               --                --               --
                                                                -----------      -----------       -----------      -----------
Net realized and unrealized gain/(loss) on investments......     (4,560,090)        (674,646)       (2,445,006)      26,847,664
                                                                -----------      -----------       -----------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(3,250,075)     $  (906,813)      $(2,619,540)     $27,964,831
                                                                ===========      ===========       ===========      ===========

------------
(a) Net of foreign withholding taxes of $583, $608, $8,311, $2,531, $71,092,
    $300,233 and $101,612 for Munder Balanced Fund, Munder Digital Economy Fund, Munder Equity Income Fund, Munder Future Technology Fund, Munder Index 500 Fund, Munder International Equity Fund and Munder International NetNet Fund, respectively.

(b) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(c) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
    MUNDER
    FUTURE               MUNDER             MUNDER             MUNDER
    TECHNOLOGY           INDEX 500          INTERNATIONAL      INTERNATIONAL
    FUND                 FUND               EQUITY FUND        NETNET FUND
----------------------------------------------------------------------------
    $     5,338,268      $   1,654,557      $    124,914       $     894,893
            673,076         15,336,157         2,991,805             795,457
          1,572,860           --                 344,449             149,644
          --                  --                 --                 --
    ---------------      -------------      ------------       -------------
          7,584,204         16,990,714         3,461,168           1,839,994
    ---------------      -------------      ------------       -------------
          1,275,843          1,171,657            24,208             294,364
          5,795,617          3,837,933            28,997           1,048,794
          --                  --                  36,518            --
          3,369,324           --                 --                  452,966
             27,676            740,221           236,934              26,756
         14,555,486          1,385,781         1,302,005           3,544,304
          1,409,490          1,300,344           168,506             274,750
          6,716,604          1,016,388            60,700           1,762,653
            349,908            361,143           242,425             479,034
            149,686            140,979            31,838              43,945
             60,164             50,101             6,009              11,713
            241,932            100,190            46,572             187,313
          --                  --                 --                 --
          1,151,924            505,082           100,642             411,405
    ---------------      -------------      ------------       -------------
         35,103,654         10,609,819         2,285,354           8,537,997
           (834,674)        (2,384,224)          --                 --
    ---------------      -------------      ------------       -------------
         34,268,980          8,225,595         2,285,354           8,537,997
    ---------------      -------------      ------------       -------------
        (26,684,776)         8,765,119         1,175,814          (6,698,003)
    ---------------      -------------      ------------       -------------
       (945,975,394)        (5,430,484)        5,082,671        (191,482,251)
          --                  --                 (15,855)         (1,910,216)
          --                (9,163,628)          --                 --
       (534,662,191)      (226,088,519)      (59,893,416)        (75,034,341)
          --                  --                    (730)            (48,089)
          --                   580,523           --                 --
    ---------------      -------------      ------------       -------------
     (1,480,637,585)      (240,102,108)      (54,827,330)       (268,474,897)
    ---------------      -------------      ------------       -------------
    $(1,507,322,361)     $(231,336,989)     $(53,651,516)      $(275,172,900)
    ===============      =============      ============       =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                               EQUITY FUNDS
                                                               ------------------------------------------------------------------
                                                                                                                      MUNDER
                                                                                 MUNDER                               REAL ESTATE
                                                               MUNDER            MULTI-SEASON       MUNDER            EQUITY
                                                               MICRO-CAP         GROWTH             POWER PLUS        INVESTMENT
                                                               EQUITY FUND       FUND               FUND(B)           FUND
                                                               ------------------------------------------------------------------
INVESTMENT INCOME:
Interest...................................................    $     97,234      $     904,684      $     24,092      $   85,929
Dividends(a)...............................................         167,968          3,823,940           260,644       2,803,306
Securities lending.........................................         162,179             32,862           --               --
Other......................................................          12,125           --                 --               --
                                                               ------------      -------------      ------------      ----------
      Total Investment Income..............................         439,506          4,761,486           284,736       2,889,235
                                                               ------------      -------------      ------------      ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares...........................................          84,949            144,122            23,489           7,496
  Class B Shares...........................................         405,190            304,534           116,153          34,077
  Class C shares...........................................         184,860             90,885                --           7,896
  Class II shares..........................................         --                --                  46,855          --
Shareholder servicing fees:
  Class K Shares...........................................          16,214            583,192                29           4,312
Investment advisory fee....................................       1,169,817          5,012,075           197,456         451,737
Administration fee.........................................         113,687            507,169            25,480          59,338
Transfer agent fee.........................................         188,468            233,320            69,717          31,904
Custodian fees.............................................          67,592            128,681            25,268          35,010
Legal and audit fees.......................................          10,517             50,591               402           4,358
Trustees'/Directors' fees and expenses.....................           4,319             16,287               213           1,824
Registration and filing fees...............................          56,206             71,089             2,934          47,413
Amortization of organization costs.........................         --                --                 --               --
Other......................................................          27,999             91,528             5,073           7,973
                                                               ------------      -------------      ------------      ----------
      Total Expenses.......................................       2,329,818          7,233,473           513,069         693,338
Fees waived and/or expenses reimbursed by investment
  advisor and/or distributor...............................         --              (1,092,466)          --               --
                                                               ------------      -------------      ------------      ----------
Net Expenses...............................................       2,329,818          6,141,007           513,069         693,338
                                                               ------------      -------------      ------------      ----------
NET INVESTMENT INCOME/(LOSS)...............................      (1,890,312)        (1,379,521)         (148,159)      2,195,897
                                                               ------------      -------------      ------------      ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions....................................      (4,886,717)        43,034,704           (52,185)        798,666
  Foreign currency transactions............................         --                --                 --               --
  Options written..........................................         --                --                 --               --
Net change in unrealized appreciation/(depreciation) of:
  Securities...............................................      (7,620,902)      (116,925,798)      (18,048,387)      5,200,969
  Foreign currency.........................................         --                --                     163          --
  Options written..........................................         --                --                 --               --
                                                               ------------      -------------      ------------      ----------
Net realized and unrealized gain/(loss) on investments.....     (12,507,619)       (73,891,094)      (18,100,409)      5,999,635
                                                               ------------      -------------      ------------      ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................    $(14,397,931)     $ (75,270,615)     $(18,328,742)     $8,195,532
                                                               ============      =============      ============      ==========

------------
(a) Net of foreign withholding taxes of $16,903, $21,265, $69,413, $4,179 and $125,042 for Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                        MUNDER            MUNDER             MUNDER
    MUNDER           MUNDER             FRAMLINGTON       FRAMLINGTON        FRAMLINGTON
    SMALL-CAP        SMALL COMPANY      EMERGING          HEALTHCARE         INTERNATIONAL
    VALUE FUND       GROWTH FUND        MARKETS FUND      FUND               GROWTH FUND
------------------------------------------------------------------------------------------
    $   149,692      $    143,559       $    103,943      $     996,889      $     85,072
      1,128,881           184,977            693,377            219,600           918,564
         51,143           366,173             12,945            100,340            11,862
          1,080           221,926            --                   1,289           --
    -----------      ------------       ------------      -------------      ------------
      1,330,796           916,635            810,265          1,318,118         1,015,498
    -----------      ------------       ------------      -------------      ------------
         11,290            34,812              6,457            417,539             6,316
         58,789            73,832             21,153          2,011,561            13,524
         22,829            29,031              5,609          1,208,627             9,525
        --                --                 --                --                 --
         26,645            91,574             82,081              1,622             9,626
        450,929         1,150,571            668,842          4,412,869           708,907
         58,501           148,968             53,219            489,282            68,802
         11,899            44,645             12,275            708,335            16,476
         38,134            90,530            195,527            302,032           215,814
          2,891            10,720             12,359             70,925            14,482
            961             4,216              3,183             18,724             2,859
         39,537            43,711             36,127            164,936            38,448
        --                --                   1,283              1,108             5,862
         24,465            91,988             19,678            359,891            32,832
    -----------      ------------       ------------      -------------      ------------
        746,870         1,814,598          1,117,793         10,167,451         1,143,473
        --                --                 (37,543)          --                 (61,862)
    -----------      ------------       ------------      -------------      ------------
        746,870         1,814,598          1,080,250         10,167,451         1,081,611
    -----------      ------------       ------------      -------------      ------------
        583,926          (897,963)          (269,985)        (8,849,333)          (66,113)
    -----------      ------------       ------------      -------------      ------------
      4,342,484       (27,932,760)       (17,293,120)        17,864,666        (4,715,566)
        --                --                (779,051)          (341,711)         (553,967)
        684,479           --                 --                --                 --
     13,809,898       (12,485,260)        (5,485,950)      (104,350,257)      (20,825,203)
        --                --                    (945)           (31,205)          (11,767)
        (62,794)          --                 --                --                 --
    -----------      ------------       ------------      -------------      ------------
     18,774,067       (40,418,020)       (23,559,066)       (86,358,507)      (26,106,503)
    -----------      ------------       ------------      -------------      ------------
    $19,357,993      $(41,315,983)      $(23,829,051)     $ (95,707,840)     $(26,172,616)
    ===========      ============       ============      =============      ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                      INCOME FUNDS
                                                      ---------------------------------------------------------------------
                                                                    MUNDER         MUNDER          MUNDER U.S.   MUNDER
                                                      MUNDER        INTERMEDIATE   INTERNATIONAL   GOVERNMENT    MICHIGAN
                                                      BOND          BOND           BOND            INCOME        TAX-FREE
                                                      FUND          FUND           FUND            FUND          BOND FUND
                                                      ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $8,696
  for Munder International Bond Fund)...............  $12,349,189   $26,180,245     $ 1,305,185    $14,911,930   $2,442,130
Dividends...........................................      --            748,440         --             --            --
Securities lending..................................       56,003        58,312           1,007         25,391       --
                                                      -----------   -----------     -----------    -----------   ----------
    Total Investment Income.........................   12,405,192    26,986,997       1,306,192     14,937,321    2,442,130
                                                      -----------   -----------     -----------    -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares....................................       10,489        22,132           2,309         13,715        3,921
  Class B Shares....................................       53,963        66,601           1,769         76,202        4,327
  Class C Shares....................................        6,355        11,663             346         15,699        1,067
Shareholder servicing fees:
  Class K Shares....................................      110,619       649,456             178        430,919      114,851
Investment advisory fee.............................      852,886     1,976,571         168,484      1,093,131      245,905
Administration fee..................................      165,699       384,215          32,752        212,506       47,808
Transfer agent fee..................................       34,923       128,078           5,510         43,753       13,150
Custodian fees......................................       65,531       140,993          25,951         76,202       28,643
Legal and audit fees................................       13,109        30,013           2,542         16,836        3,509
Trustees'/Directors' fees and expenses..............        4,785        11,770             947          6,511        1,370
Registration and filing fees........................       44,498        52,120          42,190         43,998        3,300
Amortization of organization costs..................      --            --                6,638        --            --
Other...............................................       58,468        76,272             485         76,002       17,528
                                                      -----------   -----------     -----------    -----------   ----------
      Total Expenses................................    1,421,325     3,549,884         290,101      2,105,474      485,379
                                                      -----------   -----------     -----------    -----------   ----------
NET INVESTMENT INCOME...............................   10,983,867    23,437,113       1,016,091     12,831,847    1,956,751
                                                      -----------   -----------     -----------    -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................     (595,166)      963,926        (502,241)      (110,686)     (65,086)
  Foreign currency transactions.....................      --            --             (145,569)       --            --
Net change in unrealized appreciation/(depreciation)
  of:
  Securities........................................    5,464,828    11,896,274      (2,873,447)     9,241,431    2,659,709
  Foreign currency..................................      --            --              (12,414)       --            --
                                                      -----------   -----------     -----------    -----------   ----------
Net realized and unrealized gain/(loss) on
  investments.......................................    4,869,662    12,860,200      (3,533,671)     9,130,745    2,594,623
                                                      -----------   -----------     -----------    -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $15,853,529   $36,297,313     $(2,517,580)   $21,962,592   $4,551,374
                                                      ===========   ===========     ===========    ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------   MONEY MARKET FUNDS
                  MUNDER         ------------------------------------------
    MUNDER        TAX-FREE       MUNDER        MUNDER         MUNDER
    TAX-FREE      SHORT-         CASH          TAX-FREE       U.S. TREASURY
    BOND          INTERMEDIATE   INVESTMENT    MONEY MARKET   MONEY MARKET
    FUND          BOND FUND      FUND          FUND           FUND
---------------------------------------------------------------------------
    $ 6,845,003   $ 9,464,263    $67,222,091   $14,069,884     $4,342,059
        --            --             --            --             --
        --            --             --            --             --
    -----------   -----------    -----------   -----------     ----------
      6,845,003     9,464,263     67,222,091    14,069,884      4,342,059
    -----------   -----------    -----------   -----------     ----------
          5,446        15,980        337,116       198,391        110,232
         18,615        18,784        --            --             --
          5,093         2,605        --            --             --
        324,521       464,292      1,196,872       397,446         29,989
        676,657       994,412      3,911,444     1,272,701        272,654
        131,555       193,323      1,097,429       353,452         75,734
         47,562        48,542        345,260       115,042         25,361
         47,687        64,899        293,250       104,975         33,402
         10,002        14,991        135,322        31,365          5,368
         14,075         5,959         47,139        12,096          2,575
         37,182        42,962        110,909        30,965         21,142
        --            --             --            --             --
         61,368        59,622        309,629       103,086         36,470
    -----------   -----------    -----------   -----------     ----------
      1,379,763     1,926,371      7,784,370     2,619,519        612,927
    -----------   -----------    -----------   -----------     ----------
      5,465,240     7,537,892      4,933,876    11,450,365      3,729,132
    -----------   -----------    -----------   -----------     ----------
      1,646,983       465,129        --             98,706        --
        --            --             --            --             --
      5,278,109     6,549,395        --            --             --
        --            --             --            --             --
    -----------   -----------    -----------   -----------     ----------
      6,925,092     7,014,524        --             98,706        --
    -----------   -----------    -----------   -----------     ----------
    $12,390,332   $14,552,416    $ 4,933,876   $11,549,071     $3,729,132
    ===========   ===========    ===========   ===========     ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -----------------------------------------------------------
                                                                                                MUNDER         MUNDER
                                                                MUNDER          MUNDER          DIGITAL        EQUITY
                                                                BALANCED        BIO(TECH)(2)    ECONOMY        INCOME
                                                                FUND            FUND(A)         FUND(B)        FUND
                                                                -----------------------------------------------------------
Net Investment income/(loss)................................    $  1,310,015    $  (232,167)    $  (174,534)   $  1,117,167
Net realized gain/(loss) on investments sold................      (4,289,163)    (1,323,003)     (1,547,975)      6,488,236
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (270,927)       648,357        (897,031)     20,359,428
                                                                ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets resulting from
  operations................................................      (3,250,075)      (906,813)     (2,619,540)     27,964,831
Dividends to shareholders from net investment income:
      Class A Shares........................................        (298,066)       --              --              (32,909)
      Class B Shares........................................        (310,979)       --              --               (5,002)
      Class C Shares........................................        (163,544)       --              --               (1,851)
      Class II Shares.......................................         --             --              --              --
      Class K Shares........................................        (345,835)       --              --             (498,615)
      Class Y Shares........................................        (162,015)       --              --             (601,190)
Distributions to shareholders from net realized gains:
      Class A Shares........................................      (1,417,450)       --              --             (214,268)
      Class B Shares........................................      (2,055,880)       --              --             (161,890)
      Class C Shares........................................      (1,110,296)       --              --              (45,035)
      Class II Shares.......................................         --             --              --              --
      Class K Shares........................................      (2,567,541)       --              --           (4,067,360)
      Class Y Shares........................................        (670,037)       --              --           (2,868,122)
Distributions to shareholders in excess of net realized
  gains:
      Class A Shares........................................        (297,567)       --              --              --
      Class B Shares........................................        (431,593)       --              --              --
      Class C Shares........................................        (233,086)       --              --              --
      Class II Shares.......................................         --             --              --              --
      Class K Shares........................................        (539,007)       --              --              --
      Class Y Shares........................................        (140,662)       --              --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................      17,335,271      5,951,862       4,764,696         974,619
      Class B Shares........................................      41,626,189      8,216,006       8,008,288       6,546,336
      Class C Shares........................................      21,433,996             --              --       2,595,419
      Class II Shares.......................................         --           4,196,370       5,735,505         --
      Class K Shares........................................      (2,327,960)        15,010           5,010     (40,301,639)
      Class Y Shares........................................       6,694,434      1,361,917         758,385      (1,612,268)
                                                                ------------    -----------     -----------    ------------
Net increase/(decrease) in net assets.......................      70,768,297     18,834,352      16,652,344     (12,328,944)
NET ASSETS
Beginning of period.........................................      50,080,485        --              --          193,846,900
                                                                ------------    -----------     -----------    ------------
End of period...............................................    $120,848,782    $18,834,352     $16,652,344    $181,517,956
                                                                ============    ===========     ===========    ============
Undistributed net investment income/(loss)..................    $      1,087    $   (12,860)    $   --         $     10,896
                                                                ============    ===========     ===========    ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
    MUNDER
    FUTURE             MUNDER            MUNDER           MUNDER
    TECHNOLOGY         INDEX 500         INTERNATIONAL    INTERNATIONAL
    FUND               FUND              EQUITY FUND      NETNET FUND
-----------------------------------------------------------------------
    $   (26,684,776)   $    8,765,119    $  1,175,814     $  (6,698,003)
       (945,975,394)      (14,594,112)      5,066,816      (193,392,467)
       (534,662,191)     (225,507,996)    (59,894,146)      (75,082,430)
    ---------------    --------------    ------------     -------------
     (1,507,322,361)     (231,336,989)    (53,651,516)     (275,172,900)
          --               (3,548,887)        (70,206)         --
          --               (1,615,087)         (9,634)         --
          --                 --               (11,047)         --
          --                 --               --               --
          --               (1,941,624)       (654,360)         --
          --               (1,619,348)       (524,437)         --
          --               (4,415,977)       (838,892)         --
          --               (3,579,536)       (331,651)         --
          --                 --              (287,866)         --
          --                 --               --               --
          --               (2,908,965)     (7,788,282)         --
          --               (2,059,168)     (5,178,340)         --
          --                 (117,719)        --               --
          --                  (95,422)        --               --
          --                 --               --               --
          --                 --               --               --
          --                  (77,546)        --               --
          --                  (54,893)        --               --
        (30,188,107)          946,730       1,694,052       (29,054,799)
         51,664,187        36,311,419         271,712        (2,067,652)
          --                 --             1,000,667          --
          4,400,213          --               --             (7,660,777)
          9,700,996        (5,503,526)       (241,573)        7,525,513
          4,080,395      (159,549,349)     (7,308,125)        2,122,613
    ---------------    --------------    ------------     -------------
     (1,467,664,877)     (381,165,887)    (73,929,498)     (304,308,002)
      2,264,495,409     1,530,604,484     216,419,276       447,565,983
    ---------------    --------------    ------------     -------------
    $   796,830,732    $1,149,438,597    $142,489,778     $ 143,257,981
    ===============    ==============    ============     =============
    $     --           $     --          $    --          $    (797,373)
    ===============    ==============    ============     =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------------------------
                                                                                                                 MUNDER
                                                                                MUNDER                           REAL ESTATE
                                                                MUNDER          MULTI-SEASON     MUNDER          EQUITY
                                                                MICRO-CAP       GROWTH           POWER PLUS      INVESTMENT
                                                                EQUITY FUND     FUND             FUND(A)         FUND
                                                                -------------------------------------------------------------
Net Investment income/(loss)................................    $ (1,890,312)   $  (1,379,521)   $   (228,333)   $  2,195,897
Net realized gain/(loss) on investments sold................      (4,886,717)      43,034,704         (52,185)        798,666
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (7,620,902)    (116,925,798)    (18,048,224)      5,200,969
                                                                ------------    -------------    ------------    ------------
Net increase/(decrease) in net assets resulting from
  operations................................................     (14,397,931)     (75,270,615)    (18,328,742)      8,195,532
Dividends to shareholders from net investment income:
      Class A Shares........................................         --              --               --             (101,137)
      Class B Shares........................................         --              --               --              (91,725)
      Class C Shares........................................         --              --               --              (21,490)
      Class II Shares.......................................         --              --               --              --
      Class K Shares........................................         --              --               --              (59,742)
      Class Y Shares........................................         --              --               --           (1,921,803)
Distributions to shareholders from net realized gains:
      Class A Shares........................................      (1,466,675)      (7,125,386)        --              --
      Class B Shares........................................      (1,735,381)      (4,094,226)        --              --
      Class C Shares........................................        (779,269)      (1,153,653)        --              --
      Class II Shares.......................................         --              --               --              --
      Class K Shares........................................        (254,501)     (28,538,641)        --              --
      Class Y Shares........................................        (787,942)     (23,294,066)        --              --
Distributions to shareholders in excess of net realized
  gains:
      Class A Shares........................................         --              --               --              --
      Class B Shares........................................         --              --               --              --
      Class C Shares........................................         --              --               --              --
      Class II Shares.......................................         --              --               --              --
      Class K Shares........................................         --              --               --              --
      Class Y Shares........................................         --              --               --              --
Distributions to shareholders from capital:
      Class A Shares........................................         (12,035)        --               --              (44,302)
      Class B Shares........................................         (14,240)        --               --              (50,354)
      Class C Shares........................................          (6,395)        --               --              (11,666)
      Class II Shares.......................................         --              --               --              --
      Class K Shares........................................          (2,088)        --               --              (25,483)
      Class Y Shares........................................          (6,466)        --               --             (770,175)
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................       2,978,451       (1,852,179)     65,767,175        (881,783)
      Class B Shares........................................       1,593,523       (2,018,916)     81,654,814          18,463
      Class C Shares........................................       1,691,995          169,994         --              199,681
      Class II Shares.......................................         --              --            33,379,802         --
      Class K Shares........................................       1,461,425      (21,765,683)         68,010         344,169
      Class Y Shares........................................      (6,458,124)     (41,306,397)      2,044,277     (10,489,717)
                                                                ------------    -------------    ------------    ------------
Net increase/(decrease) in net assets.......................     (18,195,653)    (206,249,768)    164,585,336      (5,711,532)
NET ASSETS
Beginning of period.........................................     131,158,915      643,030,052         --           64,569,584
                                                                ------------    -------------    ------------    ------------
End of period...............................................    $112,963,262    $ 436,780,284    $164,585,336    $ 58,858,052
                                                                ============    =============    ============    ============
Undistributed net investment income/(loss)..................    $    --         $    --          $    --         $    --
                                                                ============    =============    ============    ============

------------
(a) The Munder Power Plus Fund commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                   MUNDER          MUNDER           MUNDER
    MUNDER        MUNDER           FRAMLINGTON     FRAMLINGTON      FRAMLINGTON
    SMALL-CAP     SMALL COMPANY    EMERGING        HEALTHCARE       INTERNATIONAL
    VALUE FUND    GROWTH FUND      MARKETS FUND    FUND             GROWTH FUND
---------------------------------------------------------------------------------
    $   583,926   $   (897,963)    $   (269,985)   $  (8,849,333)   $    (66,113)
      5,026,963    (27,932,760)     (18,072,171)      17,580,707      (5,269,533)
     13,747,104    (12,485,260)      (5,486,895)    (104,381,462)    (20,818,770)
    -----------   ------------     ------------    -------------    ------------
     19,357,993    (41,315,983)     (23,829,051)     (95,650,088)    (26,154,416)
        (42,140)       --                (9,761)        --               --
         (5,297)       --               --              --               --
         (2,136)       --               --              --               --
        --             --               --              --               --
        (80,828)       --              (120,955)        --               --
       (401,471)       --              (171,322)        --               --
        --            (371,744)         --            (3,958,780)       (226,525)
        --            (211,643)         --            (4,364,139)       (116,685)
        --             (83,309)         --            (2,712,504)        (72,127)
        --             --               --              --               --
        --          (1,033,702)         --               (13,063)       (219,882)
        --          (2,477,204)         --              (271,427)     (5,329,938)
        --            (355,187)         --            (1,399,171)        --
        --            (202,216)         --            (1,685,353)        --
        --             (79,599)         --            (1,012,646)        --
        --             --               --              --               --
        --            (987,661)         --                (5,439)        --
        --          (2,366,869)         --              (114,557)        --
        --             (89,224)         --              --               --
        --             (50,798)         --              --               --
        --             (19,996)         --              --               --
        --             --               --              --               --
        --            (248,105)         --              --               --
        --            (594,570)         --              --               --
      2,953,671     (1,177,023)      (1,139,982)     129,602,131         338,082
     10,279,057        647,399         (468,576)     163,770,822          33,291
      2,744,074        169,306         (128,791)      70,480,796         142,876
        --             --               --              --               --
     (8,969,870)   (17,120,796)        (300,714)         718,349       3,530,198
      1,525,847    (30,043,014)         (47,939)      (4,848,560)      5,364,819
    -----------   ------------     ------------    -------------    ------------
     27,358,900    (98,011,938)     (26,217,091)     248,536,371     (22,728,507)
     54,976,302    206,163,877       68,519,461      275,832,493      81,225,421
    -----------   ------------     ------------    -------------    ------------
    $82,335,202   $108,151,939     $ 42,302,370    $ 524,368,864    $ 58,496,914
    ===========   ============     ============    =============    ============
    $    76,361   $    --          $   (685,283)   $     (80,657)   $   (397,416)
    ===========   ============     ============    =============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2001
--------------------------------------------------------------------------------

                                          INCOME FUNDS
                                          ----------------------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER U.S.     MICHIGAN
                                          MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      TAX-FREE
                                          BOND            BOND            BOND             INCOME          BOND
                                          FUND            FUND            FUND             FUND            FUND
                                          ----------------------------------------------------------------------------
Net Investment income.................    $ 10,983,867    $ 23,437,113     $ 1,016,091     $ 12,831,847    $ 1,956,751
Net realized gain/(loss) on
  investments sold....................        (595,166)        963,926        (647,810)        (110,686)       (65,086)
Net change in unrealized appreciation/
  (depreciation) of investments.......       5,464,828      11,896,274      (2,885,861)       9,241,431      2,659,709
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations...........      15,853,529      36,297,313      (2,517,580)      21,962,592      4,551,374
Dividends to shareholders from net
  investment income:
  Class A Shares......................        (268,007)       (523,056)        --              (336,708)       (62,544)
  Class B Shares......................        (316,156)       (344,719)        --              (398,915)       (13,702)
  Class C Shares......................         (36,128)        (58,274)        --               (82,080)        (3,453)
  Class K Shares......................      (2,920,876)    (15,396,135)        --           (10,333,592)    (1,803,166)
  Class Y Shares......................      (7,833,702)     (7,307,702)        --            (1,967,095)       (47,177)
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares......................       3,447,108       2,026,165         988,823        4,032,429        795,132
  Class B Shares......................       3,255,672       1,736,536         (75,664)       5,025,457        146,553
  Class C Shares......................         594,248        (923,155)         12,176        1,040,354        (13,756)
  Class K Shares......................       7,423,151     (21,387,603)         54,928      (13,676,995)    (2,471,467)
  Class Y Shares......................      (7,194,952)    (25,332,976)       (398,719)      (4,159,090)        56,777
                                          ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net
  assets..............................      12,003,887     (31,213,606)     (1,936,036)       1,106,357      1,134,571
NET ASSETS
Beginning of period...................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                          ------------    ------------     -----------     ------------    -----------
End of period.........................    $173,784,387    $380,365,274     $32,673,585     $221,380,257    $49,697,041
                                          ============    ============     ===========     ============    ===========
Undistributed net investment
  income/(loss).......................    $    210,430    $    663,710     $  (320,469)    $    299,916    $    55,961
                                          ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    -----------------------------------------------
    MUNDER          MUNDER             MUNDER            MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-    CASH              TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE       INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            BOND FUND          FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $  5,465,240     $  7,537,892      $   59,437,721    $ 11,450,365     $ 3,729,132
       1,646,983          465,129            --                98,706         --
       5,278,109        6,549,395            --               --              --
    ------------     ------------      --------------    ------------     -----------
      12,390,332       14,552,416          59,437,721      11,549,071       3,729,132
         (93,706)        (242,762)         (7,095,387)     (2,405,167)     (2,143,314)
         (62,279)         (57,279)           --               --              --
         (17,036)          (7,765)           --               --              --
      (5,251,226)      (7,054,095)        (42,212,421)     (8,390,846)       (883,811)
         (40,302)        (184,917)        (10,129,913)       (654,352)       (702,007)
         565,357          (68,115)         (5,455,584)        496,194      (4,283,440)
       1,607,218          547,501            --               --              --
         451,937           43,139            --               --              --
     (19,143,736)     (36,535,636)         37,518,162      16,300,461      36,536,198
      (2,068,696)      (3,728,833)          6,712,261      (4,667,990)     (3,348,834)
    ------------     ------------      --------------    ------------     -----------
     (11,662,137)     (32,736,346)         38,774,839      12,227,371      28,903,924
     140,100,986      215,242,213       1,131,430,150     327,153,927      48,336,467
    ------------     ------------      --------------    ------------     -----------
    $128,438,849     $182,505,867      $1,170,204,989    $339,381,298     $77,240,391
    ============     ============      ==============    ============     ===========
    $     81,661     $    113,242      $     --          $    --          $        --
    ============     ============      ==============    ============     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
--------------------------------------------------------------------------------

                                                  EQUITY FUNDS
                                                  ---------------------------------------------------------------
                                                                 MUNDER          MUNDER
                                                  MUNDER         EQUITY          FUTURE            MUNDER
                                                  BALANCED       INCOME          TECHNOLOGY        INDEX 500
                                                  FUND           FUND            FUND(A)           FUND
                                                  ---------------------------------------------------------------
Net investment income/(loss)....................  $   508,659    $  2,758,759    $  (14,383,065)   $   10,401,917
Net realized gain/(loss) on investments sold....   11,883,004      10,054,573       (72,976,524)       13,001,208
Net change in unrealized
  appreciation/(depreciation)
  of investments................................   (3,660,424)    (50,766,777)      252,246,401        74,117,750
                                                  -----------    ------------    --------------    --------------
Net increase/(decrease) in net assets resulting
  from operations...............................    8,731,239     (37,953,445)      164,886,812        97,520,875
Dividends to shareholders from net investment
  income:
      Class A Shares............................      (35,509)        (74,773)         --              (3,448,048)
      Class B Shares............................      (23,649)        (20,833)         --              (1,887,341)
      Class C Shares............................       (8,353)         (6,318)         --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................     (309,704)     (2,014,101)         --              (2,073,776)
      Class Y Shares............................      (94,012)       (493,800)         --              (2,825,328)
Distributions to shareholders from net realized
  gains:
      Class A Shares............................     (439,740)       (226,313)         --              (4,022,664)
      Class B Shares............................     (640,901)       (142,947)         --              (3,182,924)
      Class C Shares............................     (124,756)        (52,897)         --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................   (6,544,611)     (7,199,657)         --              (2,699,949)
      Class Y Shares............................   (1,916,915)     (1,232,719)         --              (3,123,424)
Distributions to shareholders in excess of net
  investment income:
      Class A Shares............................       (4,898)        (10,170)         --                --
      Class B Shares............................         (567)        --               --                --
      Class C Shares............................       (2,150)        --               --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................      --              --               --                --
      Class Y Shares............................      --              (75,525)         --                --
Distributions to shareholders from capital:
      Class A Shares............................      --              --               --                --
      Class B Shares............................      --              --               --                --
      Class C Shares............................      --              --               --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................      --              --               --                --
      Class Y Shares............................      --              --                 (3,747)         --
Net increase/(decrease) in net assets from Fund
  share transactions:
      Class A Shares............................    4,577,335         900,040       747,389,550        87,458,635
      Class B Shares............................    7,531,586       1,129,629       810,569,308        78,191,942
      Class C Shares............................    4,692,180         (27,739)         --                --
      Class II Shares...........................      --              --            514,847,811          --
      Class K Shares............................   (2,272,713)    (57,012,953)       11,118,378        40,275,346
      Class Y Shares............................   (9,815,949)     42,985,298        15,687,297       (53,016,506)
                                                  -----------    ------------    --------------    --------------
Net increase/(decrease) in net assets...........    3,297,913     (61,529,223)    2,264,495,409       227,166,838
NET ASSETS:
Beginning of period.............................   46,782,572     255,376,123          --           1,303,437,646
                                                  -----------    ------------    --------------    --------------
End of period...................................  $50,080,485    $193,846,900    $2,264,495,409    $1,530,604,484
                                                  ===========    ============    ==============    ==============
Undistributed net investment income/(loss)......  $       614    $     52,887    $     --          $     --
                                                  ===========    ============    ==============    ==============

------------
(a) The Munder Future Technology Fund commenced operations on August 26, 1999.

(b) The Munder International NetNet Fund commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                                                  MUNDER
    MUNDER          MUNDER          MUNDER                        REAL ESTATE   MUNDER
    INTERNATIONAL   INTERNATIONAL   MICRO-CAP      MUNDER         EQUITY        SMALL-CAP
    EQUITY          NETNET          EQUITY         MULTI-SEASON   INVESTMENT    VALUE
    FUND            FUND(B)         FUND           GROWTH FUND    FUND          FUND
--------------------------------------------------------------------------------------------
    $  3,329,619    $   (826,078)   $ (1,291,054)  $   (860,116)  $ 3,379,863   $    368,799
      27,461,775      (3,053,867)     12,536,936     61,239,228    (7,516,109)     1,342,783
      16,738,375     (32,647,890)     12,596,649    (64,867,915)    2,964,104    (15,885,954)
    ------------    ------------    ------------   ------------   -----------   ------------
      47,529,769     (36,527,835)     23,842,531     (1,172,142)  (14,174,372)
                )
        (116,429         --              --             --           (138,385)       (12,386)
         (18,966)        --              --             --           (151,331)       --
         (26,336)        --              --             --            (32,662)       --
         --              --              --             --            --             --
      (1,812,979)        --              --             --            (75,780)      (127,248)
      (1,508,735)        --              --             --         (2,985,444)      (234,280)
        (572,043)        --              --          (2,340,098)      --             --
        (157,754)        --              --          (6,210,187)      --             --
        (224,004)        --              --            (814,812)      --             --
         --              --              --             --            --             --
     (10,135,297)        --              --         (18,930,585)      --             --
      (8,856,940)        --              --         (18,414,803)      --             --
         --              --              --             --            --              (3,268)
          (8,177)        --              --             --            --              (2,012)
         (10,710)        --              --             --            --              (1,274)
         --              --              --             --            --             --
         --              --              --             --            --             --
         --              --              --             --            --             --
         --              --              --             --            (29,506)       --
         --              --              --             --            (38,833)       --
         --              --              --             --             (8,413)       --
         --              --              --             --            --             --
         --              --              --             --            (16,784)       --
         --              --              --             --           (606,058)       --
      (6,263,646)    214,279,352      22,212,863     17,543,143       332,659     (1,994,086)
       1,968,885     172,268,974      24,574,121    (54,309,385)   (1,619,922)      (296,282)
       1,635,842         --           11,793,031     (1,921,670)     (472,776)      (348,853)
         --           80,415,756         --             --            --             --
       1,373,389      11,580,312       2,043,407    (26,479,278)     (794,287)   (50,818,873)
     (30,401,418)      5,549,424      (3,578,407)   (44,890,219)   (8,871,294)   (22,061,030)
    ------------    ------------    ------------   ------------   -----------   ------------
      (7,605,549)    447,565,983      80,887,546   (161,256,697)  (16,680,958)   (90,073,964)
     224,024,825         --           50,271,369    804,286,749    81,250,542    145,050,266
    ------------    ------------    ------------   ------------   -----------   ------------
    $216,419,276     447,565,983    $131,158,915   $643,030,052   $64,569,584   $ 54,976,302
    ============    ============    ============   ============   ===========   ============
    $    --         $      5,601    $    --        $    --        $   --        $     24,221
    ============    ============    ============   ============   ===========   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      ------------------------------------------------------------
                                                      MUNDER          MUNDER                         MUNDER
                                                      SMALL           FRAMLINGTON    MUNDER          FRAMLINGTON
                                                      COMPANY         EMERGING       FRAMLINGTON     INTERNATIONAL
                                                      GROWTH          MARKETS        HEALTHCARE      GROWTH
                                                      FUND            FUND           FUND            FUND
                                                      ------------------------------------------------------------
Net investment income/(loss)........................  $ (1,968,949)   $    15,919    $ (1,167,276)    $  (101,513)
Net realized gain/(loss) on investments sold........    70,138,282      8,173,068       4,318,637      10,765,233
Net change in unrealized appreciation/(depreciation)
  of investments....................................   (28,128,105)    (4,683,267)     52,229,185        8,158,72
                                                      ------------    -----------    ------------     -----------
Net increase in net assets resulting from
  operations........................................    40,041,228      3,505,720      55,380,546      18,822,441
Dividends to shareholders from net investment
  income:
      Class A Shares................................       --             --              --               (9,646)
      Class B Shares................................       --             --              --              --
      Class C Shares................................       --             --              --              --
      Class K Shares................................       --             --              --              (11,891)
      Class Y Shares................................       --             --              --             (527,869)
Distributions to shareholders from net realized
  gains:
      Class A Shares................................       --             --              --              (67,545)
      Class B Shares................................       --             --              --              (25,644)
      Class C Shares................................       --             --              --              (15,041)
      Class K Shares................................       --             --              --              (80,150)
      Class Y Shares................................       --             --              --           (2,455,084)
Distributions to shareholders in excess of net
  investment income:
      Class A Shares................................       --             --              --               (5,901)
      Class B Shares................................       --             --              --              --
      Class C Shares................................       --             --              --              --
      Class K Shares................................       --             --              --               (7,274)
      Class Y Shares................................       --             --              --             (322,954)
Net increase/(decrease) in net assets from Fund
  share transactions:
      Class A Shares................................   (13,216,788)     2,792,395      61,506,019      (1,956,763)
      Class B Shares................................    (1,872,066)     2,019,479      75,598,289         989,607
      Class C Shares................................    (1,054,201)       364,796      64,685,212         919,821
      Class K Shares................................   (77,139,139)     2,839,507         199,401         581,615
      Class Y Shares................................   (66,076,243)       123,775       1,383,775        (962,967)
                                                      ------------    -----------    ------------     -----------
Net increase/(decrease) in net assets...............  (119,317,209)    11,645,672     258,753,242      14,864,755
NET ASSETS:
Beginning of period.................................   325,481,086     56,873,789      17,079,251      66,360,666
                                                      ------------    -----------    ------------     -----------
End of period.......................................  $206,163,877    $68,519,461    $275,832,493     $81,225,421
                                                      ============    ===========    ============     ===========
Undistributed net investment income/(loss)..........  $    --         $   302,423    $    (96,169)    $(1,089,421)
                                                      ============    ===========    ============     ===========

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------
                                                          MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                           MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                           BOND           BOND            BOND             INCOME         TAX-FREE
                                           FUND           FUND            FUND             FUND           BOND FUND
                                           ---------------------------------------------------------------------------
Net investment income....................  $ 13,514,245   $  26,895,158   $  1,432,911     $ 15,861,577   $  2,320,663
Net realized gain/(loss) on investments
  sold...................................    (9,711,501)     (9,924,872)    (1,431,059)      (2,918,816)      (714,614)
Net change in unrealized
  appreciation/(depreciation) of
  investments............................       938,086        (175,443)       503,403       (4,547,469)      (648,736)
                                           ------------   -------------   ------------     ------------   ------------
Net increase in net assets resulting from
  operations.............................     4,740,830      16,794,843        505,255        8,395,292        957,313
Dividends to shareholders from net
  investment income:
  Class A Shares.........................      (155,711)       (530,123)       (18,709)        (353,971)       (50,360)
  Class B Shares.........................      (168,744)       (266,276)        (6,250)        (257,459)       (16,967)
  Class C Shares.........................       (20,947)        (36,716)        (3,487)         (74,204)        (5,210)
  Class K Shares.........................    (2,779,527)    (16,783,321)        (1,754)     (11,504,061)    (2,212,954)
  Class Y Shares.........................   (10,236,657)     (9,406,185)    (2,663,379)      (3,652,125)       (60,109)
Distributions to shareholders from net
  realized gains:
  Class A Shares.........................       (16,459)       --              --                   (41)       --
  Class B Shares.........................       (18,891)       --              --                   (35)       --
  Class C Shares.........................        (3,023)       --              --                   (10)       --
  Class K Shares.........................      (297,938)       --              --                (1,260)       --
  Class Y Shares.........................    (1,136,861)       --              --                  (486)       --
Distributions in excess of net realized
  capital gains:
  Class A Shares.........................       --             --              --                  (208)       --
  Class B Shares.........................       --             --              --                  (174)       --
  Class C Shares.........................       --             --              --                   (49)       --
  Class K Shares.........................       --             --              --                (6,320)       --
  Class Y Shares.........................       --             --              --                (2,435)       --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.........................       228,993      (2,654,569)        68,356         (351,394)    (1,324,211)
  Class B Shares.........................     1,033,108       1,966,814         90,665          703,511       (124,604)
  Class C Shares.........................       (73,187)      1,197,812        (45,045)          75,591         (5,241)
  Class K Shares.........................    (9,287,513)    (65,340,627)        19,851      (31,082,946)   (17,243,110)
  Class Y Shares.........................   (77,801,740)    (61,060,827)   (15,128,858)     (38,640,959)      (125,359)
                                           ------------   -------------   ------------     ------------   ------------
Net decrease in net assets...............   (95,994,267)   (136,119,175)   (17,183,355)     (76,753,743)   (20,210,812)
NET ASSETS:
Beginning of period......................   257,774,767     547,698,055     51,792,976      297,027,643     68,773,262
                                           ------------   -------------   ------------     ------------   ------------
End of period............................  $161,780,500   $ 411,578,880   $ 34,609,621     $220,273,900   $ 48,562,470
                                           ============   =============   ============     ============   ============
Undistributed net investment
  income/(loss)..........................  $    628,603   $     805,996   $   (718,007)    $    660,634   $     29,252
                                           ============   =============   ============     ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ---------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
----------------------------------------------------------------------------------
    $  6,539,032   $    9,149,816    $   68,151,587   $ 10,830,783   $  2,968,198
      (1,275,615)         201,891                 4        (43,381)       --
      (1,643,941)      (3,196,894)         --              --             --
    ------------   ---------------   --------------   ------------   ------------
       3,619,476        6,154,813        68,151,591     10,787,402      2,968,198
         (86,986)        (201,394)       (6,872,015)    (2,381,327)      (743,504)
         (39,137)         (39,295)         --              --             --
          (5,827)          (7,806)         --              --             --
      (6,343,987)      (8,715,124)      (46,952,145)    (7,794,988)      (971,941)
        (118,009)        (261,441)      (14,327,427)      (654,468)    (1,252,753)
         (15,960)         (22,864)         --              --             --
          (6,652)          (6,027)         --              --             --
          (2,012)            (515)         --              --             --
      (1,280,935)      (1,267,334)         --              --             --
         (22,655)         (30,994)         --              --             --
         --                (1,669)         --              --             --
         --                  (295)         --              --             --
         --              --                --              --             --
         --                  (801)         --              --             --
         --                  (962)         --              --             --
        (396,261)         175,550       (13,012,440)    13,057,990     (6,409,708)
         217,487          115,449          --              --             --
        (206,371)          98,309          --              --             --
     (35,045,197)     (63,740,501)      (58,127,959)   (59,787,068)    (8,337,133)
        (372,967)        (127,041)     (160,968,839)    (5,246,658)   (19,701,415)
    ------------   ---------------   --------------   ------------   ------------
     (40,105,993)     (67,879,942)     (232,109,234)   (52,019,117)   (34,448,256)
     180,206,979      283,122,155     1,363,539,384    379,173,044     82,784,723
    ------------   ---------------   --------------   ------------   ------------
    $140,100,986   $  215,242,213    $1,131,430,150   $327,153,927   $ 48,336,467
    ============   ===============   ==============   ============   ============
    $     80,970   $      121,835    $     --         $    --        $    --
    ============   ===============   ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
--------------------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            ---------------------------------------------------------
                                                                                           MUNDER        MUNDER
                                                            MUNDER         MUNDER          DIGITAL       EQUITY
                                                            BALANCED       BIO(TECH)(2)    ECONOMY       INCOME
                                                            FUND           FUND(A)         FUND(B)       FUND
                                                            ---------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold....................................................    $30,411,979     $7,279,208     $6,632,250    $  7,896,180
Issued as reinvestment of dividends.....................      1,662,086        --              --             175,671
Redeemed................................................    (14,738,794)    (1,327,346)    (1,867,554)     (7,097,232)
                                                            -----------     ----------     ----------    ------------
Net increase/(decrease).................................    $17,335,271     $5,951,862     $4,764,696    $    974,619
                                                            ===========     ==========     ==========    ============
CLASS B SHARES:
Sold....................................................    $48,792,972     $9,231,063     $9,389,942    $ 10,002,038
Issued as reinvestment of dividends.....................      2,009,762        --              --             106,723
Redeemed................................................     (9,176,545)    (1,015,057)    (1,381,654)     (3,562,425)
                                                            -----------     ----------     ----------    ------------
Net increase/(decrease).................................    $41,626,189     $8,216,006     $8,008,288    $  6,546,336
                                                            ===========     ==========     ==========    ============
CLASS C SHARES:
Sold....................................................    $27,099,135     $  --          $   --        $  4,077,645
Issued as reinvestment of dividends.....................        957,264        --              --              30,294
Redeemed................................................     (6,622,403)       --              --          (1,512,520)
                                                            -----------     ----------     ----------    ------------
Net increase............................................    $21,433,996     $  --          $   --        $  2,595,419
                                                            ===========     ==========     ==========    ============
CLASS II SHARES:
Sold....................................................    $   --          $5,034,282     $7,169,199    $    --
Issued as reinvestment of dividends.....................        --             --              --             --
Redeemed................................................        --            (837,912)    (1,433,694)        --
                                                            -----------     ----------     ----------    ------------
Net increase/(decrease).................................    $   --          $4,196,370     $5,735,505    $    --
                                                            ===========     ==========     ==========    ============
CLASS K SHARES:
Sold....................................................    $ 5,991,661     $   15,010     $    5,010    $  9,907,704
Issued as reinvestment of dividends.....................          7,131        --              --               1,181
Redeemed................................................     (8,326,752)       --              --         (50,210,524)
                                                            -----------     ----------     ----------    ------------
Net increase/(decrease).................................    $(2,327,960)    $   15,010     $    5,010    $(40,301,639)
                                                            ===========     ==========     ==========    ============
CLASS Y SHARES:
Sold....................................................    $ 9,126,434     $1,374,251     $  803,977    $ 13,519,247
Issued as reinvestment of dividends.....................        133,034        --              --             443,989
Redeemed................................................     (2,565,034)       (12,334)       (45,592)    (15,575,504)
                                                            -----------     ----------     ----------    ------------
Net increase/(decrease).................................    $ 6,694,434     $1,361,917     $  758,385    $ (1,612,268)
                                                            ===========     ==========     ==========    ============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------
    MUNDER
    FUTURE           MUNDER           MUNDER           MUNDER
    TECHNOLOGY       INDEX 500        INTERNATIONAL    INTERNATIONAL
    FUND             FUND             EQUITY FUND      NETNET FUND
--------------------------------------------------------------------
    $ 297,170,616    $ 211,981,644    $ 163,773,521    $ 288,822,471
         --              5,390,637          525,423         --
     (327,358,723)    (216,425,551)    (162,604,892)    (317,877,270)
    -------------    -------------    -------------    -------------
    $ (30,188,107)   $     946,730    $   1,694,052    $ (29,054,799)
    =============    =============    =============    =============
    $ 198,172,559    $  94,214,944    $   9,990,495    $  34,501,932
         --              3,022,004          250,149         --
     (146,508,372)     (60,925,529)      (9,968,932)     (36,569,584)
    -------------    -------------    -------------    -------------
    $  51,664,187    $  36,311,419    $     271,712    $  (2,067,652)
    =============    =============    =============    =============
    $    --          $    --          $  15,913,292    $    --
         --               --                 89,217         --
         --               --            (15,001,842)        --
    -------------    -------------    -------------    -------------
    $    --          $    --          $   1,000,667    $    --
    =============    =============    =============    =============
    $ 112,528,076    $    --          $    --          $  20,747,746
         --               --               --               --
     (108,127,863)        --               --            (28,408,523)
    -------------    -------------    -------------    -------------
    $   4,400,213    $    --          $    --          $  (7,660,777)
    =============    =============    =============    =============
    $  12,614,488    $  47,293,704    $  24,209,009    $   9,736,954
         --                 11,195            2,139         --
       (2,913,492)     (52,808,425)     (24,452,721)      (2,211,441)
    -------------    -------------    -------------    -------------
    $   9,700,996    $  (5,503,526)   $    (241,573)   $   7,525,513
    =============    =============    =============    =============
    $   8,868,582    $  35,829,253    $   8,321,507    $   4,956,954
         --                132,568          295,196         --
       (4,788,187)    (195,511,170)     (15,924,828)      (2,834,341)
    -------------    -------------    -------------    -------------
    $   4,080,395    $(159,549,349)   $  (7,308,125)   $   2,122,613
    =============    =============    =============    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                         EQUITY FUNDS
                                                         ----------------------------------------------------------
                                                                                                       MUNDER
                                                                        MUNDER                         REAL ESTATE
                                                         MUNDER         MULTI-SEASON    MUNDER         EQUITY
                                                         MICRO-CAP      GROWTH          POWER PLUS     INVESTMENT
                                                         EQUITY FUND    FUND            FUND(A)        FUND
                                                         ----------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold.................................................    $46,640,956    $ 62,171,886    $68,547,569    $  4,539,616
Issued as reinvestment of dividends..................      1,073,739       4,235,238        --               85,342
Redeemed.............................................    (44,736,244)    (68,259,303)    (2,780,394)     (5,506,741)
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $ 2,978,451    $ (1,852,179)   $65,767,175    $   (881,783)
                                                         ===========    ============    ===========    ============
CLASS B SHARES:
Sold.................................................    $13,319,889    $  6,780,271    $83,393,824    $  2,361,799
Issued as reinvestment of dividends..................        929,786       1,918,893        --               47,622
Redeemed.............................................    (12,656,152)    (10,718,080)    (1,739,010)     (2,390,958)
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $ 1,593,523    $ (2,018,916)   $81,654,814    $     18,463
                                                         ===========    ============    ===========    ============
CLASS C SHARES:
Sold.................................................    $ 6,919,036    $  5,431,041    $   --         $    684,572
Issued as reinvestment of dividends..................        389,184         262,631        --               19,759
Redeemed.............................................     (5,616,225)     (5,523,678)       --             (504,650)
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $ 1,691,995    $    169,994    $   --         $    199,681
                                                         ===========    ============    ===========    ============
CLASS II SHARES:
Sold.................................................    $   --         $    --         $34,100,635    $    --
Issued as reinvestment of dividends..................        --              --             --              --
Redeemed.............................................        --              --            (720,833)        --
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $   --         $    --         $33,379,802    $    --
                                                         ===========    ============    ===========    ============
CLASS K SHARES:
Sold.................................................    $ 2,376,871    $ 50,887,852    $    68,010    $    730,365
Issued as reinvestment of dividends..................         10,400         193,580        --              --
Redeemed.............................................       (925,846)    (72,847,115)       --             (386,196)
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $ 1,461,425    $(21,765,683)   $    68,010    $    344,169
                                                         ===========    ============    ===========    ============
CLASS Y SHARES:
Sold.................................................    $ 2,494,533    $ 44,655,627    $ 2,054,661    $  4,261,827
Issued as reinvestment of dividends..................        487,024       1,210,652        --              597,452
Redeemed.............................................     (9,439,681)    (87,172,676)       (10,384)    (15,348,996)
                                                         -----------    ------------    -----------    ------------
Net increase/(decrease)..............................    $(6,458,124)   $(41,306,397)   $ 2,044,277    $(10,489,717)
                                                         ===========    ============    ===========    ============

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                   MUNDER          MUNDER          MUNDER           MUNDER
    MUNDER         SMALL           FRAMLINGTON     FRAMLINGTON      FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        HEALTHCARE       INTERNATIONAL
    VALUE FUND     GROWTH FUND     MARKETS FUND    FUND             GROWTH FUND
---------------------------------------------------------------------------------
    $ 6,574,733    $ 77,423,947    $ 26,818,432    $ 251,594,547    $ 77,956,455
         34,026         548,523           8,214        3,896,189         111,039
     (3,655,088)    (79,149,493)    (27,966,628)    (125,888,605)    (77,729,412)
    -----------    ------------    ------------    -------------    ------------
    $ 2,953,671    $ (1,177,023)   $ (1,139,982)   $ 129,602,131    $    338,082
    ===========    ============    ============    =============    ============
    $13,283,256    $  3,342,489    $  1,161,888    $ 218,643,896    $    484,426
          2,633         171,660         --             3,952,999          83,258
     (3,006,832)     (2,866,750)     (1,630,464)     (58,826,073)       (534,393)
    -----------    ------------    ------------    -------------    ------------
    $10,279,057    $    647,399    $   (468,576)   $ 163,770,822    $     33,291
    ===========    ============    ============    =============    ============
    $ 3,789,689    $  1,275,652    $    971,950    $ 122,062,335    $  5,936,104
            859          68,847         --             2,364,873          62,092
     (1,046,474)     (1,175,193)     (1,100,741)     (53,946,412)     (5,855,320)
    -----------    ------------    ------------    -------------    ------------
    $ 2,744,074    $    169,306    $   (128,791)   $  70,480,796    $    142,876
    ===========    ============    ============    =============    ============
    $   --         $    --         $    --         $    --          $    --
        --              --              --              --
        --              --              --              --               --
    -----------    ------------    ------------    -------------    ------------
    $   --         $    --         $    --         $    --          $    --
    ===========    ============    ============    =============    ============
    $   640,739    $  5,171,991    $ 12,127,406    $     956,430    $  4,436,991
             13           1,346              46            2,925         --
     (9,610,622)    (22,294,133)    (12,428,166)        (241,006)       (906,793)
    -----------    ------------    ------------    -------------    ------------
    $(8,969,870)   $(17,120,796)   $   (300,714)   $     718,349    $  3,530,198
    ===========    ============    ============    =============    ============
    $11,134,463    $ 10,458,032    $  6,809,055    $   2,020,310    $ 15,299,863
        101,078         580,994          49,334          123,593       1,058,512
     (9,709,694)    (41,082,040)     (6,906,328)      (6,992,463)    (10,993,556)
    -----------    ------------    ------------    -------------    ------------
    $ 1,525,847    $(30,043,014)   $    (47,939)   $  (4,848,560)   $  5,364,819
    ===========    ============    ============    =============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
--------------------------------------------------------------------------------

                                                          INCOME FUNDS
                                                          ------------------------------------------------------------
                                                                          MUNDER         MUNDER           MUNDER U.S.
                                                          MUNDER          INTERMEDIATE   INTERNATIONAL    GOVERNMENT
                                                          BOND            BOND           BOND             INCOME
                                                          FUND            FUND           FUND             FUND
                                                          ------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................    $ 12,258,122    $ 37,712,268    $1,122,601      $ 17,031,568
Issued as reinvestment of dividends...................         204,074         342,860       --                204,405
Redeemed..............................................      (9,015,088)    (36,028,963)     (133,778)      (13,203,544)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  3,447,108    $  2,026,165    $  988,823      $  4,032,429
                                                          ============    ============    ==========      ============
CLASS B SHARES:
Sold..................................................    $  8,203,407    $  7,538,020    $   65,601      $ 12,983,277
Issued as reinvestment of dividends...................         139,835         148,851       --                136,626
Redeemed..............................................      (5,087,570)     (5,950,335)     (141,265)       (8,094,447)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  3,255,672    $  1,736,536    $  (75,664)     $  5,025,456
                                                          ============    ============    ==========      ============
CLASS C SHARES:
Sold..................................................    $  2,386,286    $  9,280,084    $   47,617      $  4,741,604
Issued as reinvestment of dividends...................          15,178          24,514       --                 31,657
Redeemed..............................................      (1,807,216)    (10,227,753)      (35,441)       (3,732,907)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $    594,248    $   (923,155)   $   12,176      $  1,040,354
                                                          ============    ============    ==========      ============
CLASS K SHARES:
Sold..................................................    $ 15,983,530    $ 37,445,911    $   75,000      $ 23,214,596
Issued as reinvestment of dividends...................           5,256          19,489       --                  5,156
Redeemed..............................................      (8,565,635)    (58,853,003)      (20,072)      (36,896,747)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $  7,423,151    $(21,387,603)   $   54,928      $(13,676,995)
                                                          ============    ============    ==========      ============
CLASS Y SHARES:
Sold..................................................    $ 24,738,086    $ 15,323,102    $  478,127      $  6,088,091
Issued as reinvestment of dividends...................          42,284          91,829       --                 14,844
Redeemed..............................................     (31,975,322)    (40,747,907)     (876,846)      (10,262,025)
                                                          ------------    ------------    ----------      ------------
Net increase/(decrease)...............................    $ (7,194,952)   $(25,332,976)   $ (398,719)     $ (4,159,090)
                                                          ============    ============    ==========      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------
    MUNDER         MUNDER          MUNDER
    MICHIGAN       TAX-FREE        TAX-FREE SHORT-
    TAX-FREE       BOND            INTERMEDIATE
    BOND FUND      FUND            BOND FUND
--------------------------------------------------
    $ 1,414,194    $  6,913,688     $  2,800,598
         40,862          45,040          117,361
       (659,924)     (6,393,371)      (2,986,074)
    -----------    ------------     ------------
    $   795,132    $    565,357     $    (68,115)
    ===========    ============     ============
    $   525,548    $  3,732,659     $  2,477,298
         10,233          25,156            9,504
       (389,228)     (2,150,597)      (1,939,301)
    -----------    ------------     ------------
    $   146,553    $  1,607,218     $    547,501
    ===========    ============     ============
    $    67,179    $  1,212,464     $    616,684
            507           2,610              478
        (81,442)       (763,137)        (574,023)
    -----------    ------------     ------------
    $   (13,756)   $    451,937     $     43,139
    ===========    ============     ============
    $ 7,132,990    $  8,022,173     $ 11,440,601
             71             552            6,189
     (9,604,528)    (27,166,461)     (47,982,426)
    -----------    ------------     ------------
    $(2,471,467)   $(19,143,736)    $(36,535,636)
    ===========    ============     ============
    $   620,430    $    387,345     $    399,414
         16,394           1,659            5,360
       (580,047)     (2,457,700)      (4,133,607)
    -----------    ------------     ------------
    $    56,777    $ (2,068,696)    $ (3,728,833)
    ===========    ============     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -----------------------------------------------------
                                                                                              MUNDER       MUNDER
                                                                MUNDER        MUNDER          DIGITAL      EQUITY
                                                                BALANCED      BIO(TECH)(2)    ECONOMY      INCOME
                                                                FUND          FUND(A)         FUND(B)      FUND
                                                                -----------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     2,789,610        922,562       742,385       633,756
Issued as reinvestment of dividends.........................       151,528        --             --            14,328
Redeemed....................................................    (1,443,024)      (199,077)     (223,395)     (571,279)
                                                                ----------      ---------     ---------    ----------
Net increase/(decrease).....................................     1,498,114        723,485       518,990        76,805
                                                                ==========      =========     =========    ==========
CLASS B SHARES:
Sold........................................................     4,559,141      1,193,035     1,079,477       774,509
Issued as reinvestment of dividends.........................       184,533        --             --             8,770
Redeemed....................................................      (878,696)      (153,619)     (174,554)     (278,349)
                                                                ----------      ---------     ---------    ----------
Net increase/(decrease).....................................     3,864,978      1,039,416       904,923       504,930
                                                                ==========      =========     =========    ==========
CLASS C SHARES:
Sold........................................................     2,506,992        --             --           316,154
Issued as reinvestment of dividends.........................        87,575        --             --             2,488
Redeemed....................................................      (630,909)       --             --          (118,002)
                                                                ----------      ---------     ---------    ----------
Net increase................................................     1,963,658        --             --           200,640
                                                                ==========      =========     =========    ==========
CLASS II SHARES:
Sold........................................................        --            632,479       818,755        --
Issued as reinvestment of dividends.........................        --            --             --            --
Redeemed....................................................        --           (115,744)     (175,846)       --
                                                                ----------      ---------     ---------    ----------
Net increase/(decrease).....................................        --            516,735       642,909        --
                                                                ==========      =========     =========    ==========
CLASS K SHARES:
Sold........................................................       549,154          2,785           687       773,329
Issued as reinvestment of dividends.........................           679        --             --                96
Redeemed....................................................      (763,453)       --             --        (3,916,347)
                                                                ----------      ---------     ---------    ----------
Net increase/(decrease).....................................      (213,620)         2,785           687    (3,142,922)
                                                                ==========      =========     =========    ==========
CLASS Y SHARES:
Sold........................................................       847,325        237,712        84,631     1,064,302
Issued as reinvestment of dividends.........................        12,652        --             --            36,122
Redeemed....................................................      (246,389)        (1,688)       (5,733)   (1,213,684)
                                                                ----------      ---------     ---------    ----------
Net increase/(decrease).....................................       613,588        236,024        78,898      (113,260)
                                                                ==========      =========     =========    ==========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------
    MUNDER
    FUTURE         MUNDER        MUNDER           MUNDER
    TECHNOLOGY     INDEX 500     INTERNATIONAL    INTERNATIONAL
    FUND           FUND          EQUITY FUND      NETNET FUND
---------------------------------------------------------------
     26,909,835     7,488,969      10,768,627       47,056,739
        --            190,339          35,361          --
    (31,700,460)   (7,707,113)    (10,691,716)     (52,124,666)
    -----------    ----------     -----------      -----------
     (4,790,625)      (27,805)        112,272       (5,067,927)
    ===========    ==========     ===========      ===========
     17,620,566     3,406,039         650,979        4,985,538
        --            105,195          16,735          --
    (16,092,292)   (2,227,833)       (663,385)      (6,741,204)
    -----------    ----------     -----------      -----------
      1,528,274     1,283,401           4,329       (1,755,666)
    ===========    ==========     ===========      ===========
        --             --           1,189,214          --
        --             --               6,060          --
        --             --          (1,126,514)         --
    -----------    ----------     -----------      -----------
        --             --              68,760          --
    ===========    ==========     ===========      ===========
     11,616,886        --             --             3,542,490
        --             --             --               --
    (12,567,425)       --             --            (5,396,963)
    -----------    ----------     -----------      -----------
       (950,539)       --             --            (1,854,473)
    ===========    ==========     ===========      ===========
      1,123,761     1,689,137       1,718,491        1,662,234
        --                392             169          --
       (302,871)   (1,899,630)     (1,661,226)        (454,483)
    -----------    ----------     -----------      -----------
        820,890      (210,101)         57,434        1,207,751
    ===========    ==========     ===========      ===========
        754,869     1,244,775         562,019          639,810
        --              4,688          19,734          --
       (488,796)   (7,177,588)     (1,081,706)        (656,973)
    -----------    ----------     -----------      -----------
        266,073    (5,928,125)       (499,953)         (17,163)
    ===========    ==========     ===========      ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                --------------------------------------------------------
                                                                                                             MUNDER
                                                                               MUNDER                        REAL ESTATE
                                                                MUNDER         MULTI-SEASON    MUNDER        EQUITY
                                                                MICRO-CAP      GROWTH          POWER PLUS    INVESTMENT
                                                                EQUITY FUND    FUND            FUND(A)       FUND
                                                                --------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     1,821,458       3,068,520     6,254,282        362,560
Issued as reinvestment of dividends.........................        41,558         230,044        --              6,854
Redeemed....................................................    (1,771,475)     (3,407,858)     (257,394)      (439,345)
                                                                ----------     -----------     ---------     ----------
Net increase/(decrease).....................................        91,541        (109,294)    5,996,888        (69,931)
                                                                ==========     ===========     =========     ==========
CLASS B SHARES:
Sold........................................................       542,594         409,429     7,634,311        188,091
Issued as reinvestment of dividends.........................        37,055         111,619        --              3,836
Redeemed....................................................      (567,727)       (624,243)     (165,454)      (193,190)
                                                                ----------     -----------     ---------     ----------
Net increase/(decrease).....................................        11,922        (103,195)    7,468,857         (1,263)
                                                                ==========     ===========     =========     ==========
CLASS C SHARES:
Sold........................................................       288,353         319,372        --             54,834
Issued as reinvestment of dividends.........................        15,498          15,220        --              1,584
Redeemed....................................................      (252,711)       (326,747)       --            (40,693)
                                                                ----------     -----------     ---------     ----------
Net increase/(decrease).....................................        51,140           7,845        --             15,725
                                                                ==========     ===========     =========     ==========
CLASS II SHARES:
Sold........................................................        --             --          3,109,459         --
Issued as reinvestment of dividends.........................        --             --             --             --
Redeemed....................................................        --             --            (67,496)        --
                                                                ----------     -----------     ---------     ----------
Net increase................................................        --             --          3,041,963         --
                                                                ==========     ===========     =========     ==========
CLASS K SHARES:
Sold........................................................        92,376       2,892,357         6,317         57,859
Issued as reinvestment of dividends.........................           402          10,492        --             --
Redeemed....................................................       (38,640)     (3,989,089)       --            (30,196)
                                                                ----------     -----------     ---------     ----------
Net increase/(decrease).....................................        54,138      (1,086,240)        6,317         27,663
                                                                ==========     ===========     =========     ==========
CLASS Y SHARES:
Sold........................................................        98,482       2,508,096       207,598        344,175
Issued as reinvestment of dividends.........................        18,693          64,549        --             47,990
Redeemed....................................................      (412,068)     (4,528,630)         (985)    (1,237,892)
                                                                ----------     -----------     ---------     ----------
Net increase/(decrease).....................................      (294,893)     (1,955,985)      206,613       (845,727)
                                                                ==========     ===========     =========     ==========

------------
(a) The Munder Power Plus Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on March 13, 2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                MUNDER
                                 MUNDER          MUNDER         FRAMLINGTON
    MUNDER       MUNDER          FRAMLINGTON     FRAMLINGTON    INTERNATIONAL
    SMALL-CAP    SMALL COMPANY   EMERGING        HEALTHCARE     GROWTH
    VALUE FUND   GROWTH FUND     MARKETS FUND    FUND           FUND
-----------------------------------------------------------------------------
      451,634       4,061,344      2,666,509      8,428,101       6,184,506
        2,368          32,602            784        136,534           8,344
     (259,518)     (4,174,029)    (2,756,465)    (4,749,510)     (6,149,911)
     --------     -----------    -----------     ----------      ----------
      194,484         (80,083)       (89,172)     3,815,125          42,939
     ========     ===========    ===========     ==========      ==========
      914,599         214,228        119,546      7,632,822          37,552
          193          11,125        --             142,460           6,401
     (214,709)       (196,260)      (171,851)    (2,344,057)        (43,709)
     --------     -----------    -----------     ----------      ----------
      700,083          29,093        (52,305)     5,431,225             244
     ========     ===========    ===========     ==========      ==========
      263,390          81,048        115,209      4,222,777         479,273
           64           4,438        --              85,210           4,757
      (74,887)        (76,808)      (127,655)    (2,110,563)       (467,268)
     --------     -----------    -----------     ----------      ----------
      188,567           8,678        (12,446)     2,197,424          16,762
     ========     ===========    ===========     ==========      ==========
       --             --             --              --             --
       --             --             --              --             --
       --             --             --              --             --
     --------     -----------    -----------     ----------      ----------
       --             --             --              --             --
     ========     ===========    ===========     ==========      ==========
       46,447         308,560      1,259,286         34,792         368,690
            1              83              4            103         --
     (736,139)     (1,359,401)    (1,392,410)        (9,435)        (79,884)
     --------     -----------    -----------     ----------      ----------
     (689,691)     (1,050,758)      (133,120)        25,460         288,806
     ========     ===========    ===========     ==========      ==========
      816,915         637,196        638,853         69,131       1,222,799
        7,102          34,199          4,757          4,191          79,432
     (706,392)     (2,585,818)      (812,109)      (256,243)       (970,050)
     --------     -----------    -----------     ----------      ----------
      117,625      (1,914,423)      (168,499)      (182,921)        332,181
     ========     ===========    ===========     ==========      ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)
--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             --------------------------------------------------------------
                                                                           MUNDER          MUNDER           MUNDER
                                                             MUNDER        INTERMEDIATE    INTERNATIONAL    U.S. GOVERNMENT
                                                             BOND          BOND            BOND             INCOME
                                                             FUND          FUND            FUND             FUND
                                                             --------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.....................................................     1,288,438      4,063,029          125,165         1,682,863
Issued as reinvestment of dividends......................        21,560         36,918          --                 20,178
Redeemed.................................................      (950,690)    (3,881,438)         (14,940)       (1,310,692)
                                                             ----------    -----------      -----------       -----------
Net increase/(decrease)..................................       359,308        218,509          110,225           392,349
                                                             ==========    ===========      ===========       ===========
CLASS B SHARES:
Sold.....................................................       862,472        811,089            7,355         1,273,224
Issued as reinvestment of dividends......................        14,804         16,057          --                 13,476
Redeemed.................................................      (538,405)      (641,844)         (15,957)         (801,012)
                                                             ----------    -----------      -----------       -----------
Net increase/(decrease)..................................       338,871        185,302           (8,602)          485,688
                                                             ==========    ===========      ===========       ===========
CLASS C SHARES:
Sold.....................................................       248,894        991,213            5,318           465,840
Issued as reinvestment of dividends......................         1,595          2,626          --                  3,134
Redeemed.................................................      (189,512)    (1,094,827)          (3,994)         (369,022)
                                                             ----------    -----------      -----------       -----------
Net increase/(decrease)..................................        60,977       (100,988)           1,324            99,952
                                                             ==========    ===========      ===========       ===========
CLASS K SHARES:
Sold.....................................................     1,686,037      4,010,728            8,495         2,286,058
Issued as reinvestment of dividends......................           557          2,102          --                    512
Redeemed.................................................      (904,909)    (6,337,228)          (2,233)       (3,665,002)
                                                             ----------    -----------      -----------       -----------
Net increase/(decrease)..................................       781,685     (2,324,398)           6,262        (1,378,432)
                                                             ==========    ===========      ===========       ===========
CLASS Y SHARES:
Sold.....................................................     2,615,645      1,648,024           52,909           600,042
Issued as reinvestment of dividends......................         4,532          9,901          --                  1,475
Redeemed.................................................    (3,383,691)    (4,390,427)         (98,365)       (1,017,225)
                                                             ----------    -----------      -----------       -----------
Net increase/(decrease)..................................      (763,514)    (2,732,502)         (45,456)         (415,708)
                                                             ==========    ===========      ===========       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------
    MUNDER       MUNDER        MUNDER
    MICHIGAN     TAX-FREE      TAX-FREE SHORT-
    TAX-FREE     BOND          INTERMEDIATE
    BOND FUND    FUND          BOND FUND
----------------------------------------------
     144,154        674,347            272,887
       4,158          4,434             11,422
     (67,383)      (624,318)          (288,813)
    ---------    ----------    ---------------
      80,929         54,463             (4,504)
    =========    ==========    ===============
      53,221        369,333            240,503
       1,040          2,470                922
     (39,905)      (212,900)          (187,324)
    ---------    ----------    ---------------
      14,356        158,903             54,101
    =========    ==========    ===============
       6,813        118,699             59,394
          52            254                 46
      (8,231)       (74,333)           (55,141)
    ---------    ----------    ---------------
      (1,366)        44,620              4,299
    =========    ==========    ===============
     725,138        788,352          1,113,103
           7             55                603
    (977,970)    (2,671,442)        (4,673,605)
    ---------    ----------    ---------------
    (252,825)    (1,883,035)        (3,559,899)
    =========    ==========    ===============
      62,447         37,883             38,788
       1,650            163                516
     (59,523)      (245,417)          (404,223)
    ---------    ----------    ---------------
       4,574       (207,371)          (364,919)
    =========    ==========    ===============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statement of Changes -- Capital Stock Activity, Period Ended June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                -----------------------------------------------
                                                                MUNDER           MUNDER           MUNDER
                                                                CASH             TAX-FREE         U.S. TREASURY
                                                                INVESTMENT       MONEY MARKET     MONEY MARKET
                                                                FUND             FUND             FUND
                                                                -----------------------------------------------
CLASS A SHARES:
Sold........................................................    $ 779,789,829    $ 107,467,176    $ 187,100,016
Issued as reinvestment of dividends.........................        6,735,954        2,405,756        2,133,786
Redeemed....................................................     (791,981,367)    (109,376,738)    (193,517,242)
                                                                -------------    -------------    -------------
Net increase/(decrease).....................................    $  (5,455,584)   $     496,194    $  (4,283,440)
                                                                =============    =============    =============
CLASS K SHARES:
Sold........................................................    $ 931,309,256    $ 458,601,604    $  83,492,008
Issued as reinvestment of dividends.........................           10,492            4,701                4
Redeemed....................................................     (893,801,586)    (442,305,844)     (46,955,814)
                                                                -------------    -------------    -------------
Net increase................................................    $  37,518,162    $  16,300,461    $  36,536,198
                                                                =============    =============    =============
CLASS Y SHARES:
Sold........................................................    $ 523,705,249    $  42,748,548    $  34,986,935
Issued as reinvestment of dividends.........................          158,391           53,823              520
Redeemed....................................................     (517,151,379)     (47,470,361)     (38,336,289)
                                                                -------------    -------------    -------------
Net increase/(decrease).....................................    $   6,712,261    $  (4,667,990)   $  (3,348,834)
                                                                =============    =============    =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
--------------------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      --------------------------------------------------------------
                                                                                       MUNDER
                                                      MUNDER          MUNDER           FUTURE          MUNDER
                                                      BALANCED        EQUITY INCOME    TECHNOLOGY      INDEX 500
                                                      FUND            FUND             FUND(A)         FUND
                                                      --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $  6,785,992    $ 17,885,104     $928,001,079    $ 447,283,520
Issued as reinvestment of dividends...............         423,006         190,347          --             4,390,167
Redeemed..........................................      (2,631,663)    (17,175,411)    (180,611,529)    (364,215,052)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  4,577,335    $    900,040     $747,389,550    $  87,458,635
                                                      ============    ============     ============    =============
CLASS B SHARES:
Sold..............................................    $ 11,281,387    $  3,788,485     $866,273,621    $ 143,839,281
Issued as reinvestment of dividends...............         446,010          94,294          --             2,618,170
Redeemed..........................................      (4,195,811)     (2,753,150)     (55,704,313)     (68,265,509)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  7,531,586    $  1,129,629     $810,569,308    $  78,191,942
                                                      ============    ============     ============    =============
CLASS C SHARES:
Sold..............................................    $  6,272,429    $  1,915,035          --         $    --
Issued as reinvestment of dividends...............          37,038          22,260          --              --
Redeemed..........................................      (1,617,287)     (1,965,034)         --              --
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  4,692,180    $    (27,739)         --         $    --
                                                      ============    ============     ============    =============
CLASS II SHARES:
Sold..............................................    $    --         $    --          $557,000,364    $    --
Issued as reinvestment of dividends...............         --              --               --              --
Redeemed..........................................         --              --           (42,152,553)        --
                                                      ------------    ------------     ------------    -------------
Net increase......................................    $    --         $    --          $514,847,811    $    --
                                                      ============    ============     ============    =============
CLASS K SHARES:
Sold..............................................    $  9,507,694    $ 32,241,968     $ 11,153,871    $  97,028,005
Issued as reinvestment of dividends...............              55           1,274          --                 9,206
Redeemed..........................................     (11,780,462)    (89,256,195)         (35,493)     (56,761,865)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $ (2,272,713)   $(57,012,953)    $ 11,118,378    $  40,275,346
                                                      ============    ============     ============    =============
CLASS Y SHARES:
Sold..............................................    $  3,477,676    $ 64,716,280       19,514,620    $  68,492,176
Issued as reinvestment of dividends...............          69,722          74,290            3,743          225,817
Redeemed..........................................     (13,363,347)    (21,805,272)      (3,831,066)    (121,734,499)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $ (9,815,949)   $ 42,985,298     $ 15,687,297    $ (53,016,506)
                                                      ============    ============     ============    =============

------------
(a) The Munder Future Technology Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on October 26, 1999, October 26, 1999, November 16, 1999, May 25, 2000 and August 26,
    1999, respectively.

(b) The Munder International NetNet Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                       MUNDER
                                                      MUNDER           REAL ESTATE
    MUNDER          MUNDER            MUNDER          MULTI-SEASON     EQUITY          MUNDER
    INTERNATIONAL   INTERNATIONAL     MICRO-CAP       GROWTH           INVESTMENT      SMALL-CAP
    EQUITY FUND     NETNET FUND(B)    EQUITY FUND     FUND             FUND            VALUE FUND
---------------------------------------------------------------------------------------------------
    $ 130,393,083    $252,167,291     $ 59,536,050    $ 513,714,095    $  5,509,645    $ 30,898,974
          421,615        --                --             1,622,070         101,435          12,611
     (137,078,344)    (37,887,939)     (37,323,187)    (497,793,022)     (5,278,421)    (32,905,671)
    -------------    ------------     ------------    -------------    ------------    ------------
    $  (6,263,646)   $214,279,352     $ 22,212,863    $  17,543,143    $    332,659    $ (1,994,086)
    =============    ============     ============    =============    ============    ============
    $   2,925,877    $176,675,530     $ 31,557,857    $   8,989,177    $  1,256,958    $  1,877,740
           87,976        --                --             2,533,148          60,909             788
       (1,044,968)     (4,406,556)      (6,983,736)     (65,831,710)     (2,937,789)     (2,174,810)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,968,885    $172,268,974     $ 24,574,121    $ (54,309,385)   $ (1,619,922)   $   (296,282)
    =============    ============     ============    =============    ============    ============
    $   6,668,963        --           $ 15,874,755    $   8,695,042    $    294,199    $  1,895,677
           47,158        --                --                63,532          16,290             329
       (5,080,279)       --             (4,081,724)     (10,680,244)       (783,265)     (2,244,859)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,635,842    $   --           $ 11,793,031    $  (1,921,670)   $   (472,776)   $   (348,853)
    =============    ============     ============    =============    ============    ============
    $    --          $ 84,583,432     $    --         $    --          $    --         $    --
         --              --                --              --               --              --
       (4,167,676)     (4,167,676)         --              --               --              --
    -------------    ------------     ------------    -------------    ------------    ------------
    $  80,415,756    $ 80,415,756     $    --         $    --          $    --         $    --
    =============    ============     ============    =============    ============    ============
    $  26,029,127    $ 11,614,638     $  2,957,481    $ 100,039,514    $    515,206    $  8,012,910
            7,074        --                --               120,400         --                    3
      (24,662,812)        (34,326)        (914,074)    (126,639,192)     (1,309,493)    (58,831,786)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,373,389    $ 11,580,312     $  2,043,407    $ (26,479,278)   $   (794,287)   $(50,818,873)
    =============    ============     ============    =============    ============    ============
    $  20,155,170    $  5,621,472     $  5,799,452    $  55,345,664    $ 10,185,335    $  4,946,672
          339,835        --                --               890,964         895,525          51,156
      (50,896,423)        (72,048)      (9,377,859)    (101,126,847)    (19,952,154)    (27,058,858)
    -------------    ------------     ------------    -------------    ------------    ------------
    $ (30,401,418)   $  5,549,424     $ (3,578,407)   $ (44,890,219)   $ (8,871,294)   $(22,061,030)
    =============    ============     ============    =============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                      --------------------------------------------------------------
                                                                       MUNDER          MUNDER          MUNDER
                                                      MUNDER           FRAMLINGTON     FRAMLINGTON     FRAMLINGTON
                                                      SMALL COMPANY    EMERGING        HEALTHCARE      INTERNATIONAL
                                                      GROWTH FUND      MARKETS FUND    FUND            GROWTH FUND
                                                      --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $ 234,894,845    $ 17,842,469    $114,009,815    $ 35,461,783
Issued as reinvestment of dividends...............         --               --              --               81,974
Redeemed..........................................     (248,111,633)    (15,050,074)    (52,503,796)    (37,500,520)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (13,216,788)   $  2,792,395    $ 61,506,019    $ (1,956,763)
                                                      =============    ============    ============    ============
CLASS B SHARES:
Sold..............................................    $   4,274,224    $  3,636,847    $ 86,631,009    $  1,915,311
Issued as reinvestment of dividends...............         --               --              --               21,092
Redeemed..........................................       (6,146,290)     (1,617,368)    (11,032,720)       (946,796)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $  (1,872,066)      2,019,479    $ 75,598,289    $    989,607
                                                      =============    ============    ============    ============
CLASS C SHARES:
Sold..............................................    $   1,091,456    $  1,291,302    $ 77,764,565    $  2,952,059
Issued as reinvestment of dividends...............         --               --              --               12,538
Redeemed..........................................       (2,145,657)       (926,506)    (13,079,353)     (2,044,776)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $  (1,054,201)   $    364,796    $ 64,685,212    $    919,821
                                                      =============    ============    ============    ============
CLASS K SHARES:
Sold..............................................    $  12,010,228    $ 19,415,665    $    266,356    $    906,040
Issued as reinvestment of dividends...............         --               --              --              --
Redeemed..........................................      (89,149,367)    (16,576,158)        (66,955)       (324,425)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (77,139,139)   $  2,839,507    $    199,401    $    581,615
                                                      =============    ============    ============    ============
CLASS Y SHARES:
Sold..............................................    $  10,817,914    $  4,345,293    $  2,249,416    $ 15,603,190
Issued as reinvestment of dividends...............         --               --              --              653,463
Redeemed..........................................      (76,894,157)     (4,221,518)       (865,641)    (17,219,620)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (66,076,243)   $    123,775    $  1,383,775    $   (962,967)
                                                      =============    ============    ============    ============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    ---------------------------------------------------------------
                                                                     MUNDER           MUNDER           MUNDER U.S.
                                                    MUNDER           INTERMEDIATE     INTERNATIONAL    GOVERNMENT
                                                    BOND             BOND             BOND             INCOME
                                                    FUND             FUND             FUND             FUND
                                                    ---------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $   2,605,086    $  37,148,259    $     96,210     $ 44,260,485
Issued as reinvestment of dividends...............        127,590          408,605          14,944          195,354
Redeemed..........................................     (2,503,683)     (40,211,433)        (42,798)     (44,807,233)
                                                    -------------    -------------    ------------     ------------
Net increase/(decrease)...........................  $     228,993    $  (2,654,569)   $     68,356     $   (351,394)
                                                    =============    =============    ============     ============
CLASS B SHARES:
Sold..............................................  $   6,022,115    $  14,238,146    $    162,072     $ 12,657,887
Issued as reinvestment of dividends...............         77,013          122,652             164           61,639
Redeemed..........................................     (5,066,020)     (12,393,984)        (71,571)     (12,016,015)
                                                    -------------    -------------    ------------     ------------
Net increase/(decrease)...........................  $   1,033,108    $   1,966,814    $     90,665     $    703,511
                                                    =============    =============    ============     ============
CLASS C SHARES:
Sold..............................................  $     798,871    $   7,537,340    $    160,563     $  4,635,777
Issued as reinvestment............................          5,919            9,885              41           43,040
Redeemed..........................................       (877,977)      (6,349,413)       (205,649)      (4,603,226)
                                                    -------------    -------------    ------------     ------------
Net increase/(decrease)...........................  $     (73,187)   $   1,197,812    $    (45,045)    $     75,591
                                                    =============    =============    ============     ============
CLASS K SHARES:
Sold..............................................  $  12,226,310    $  36,424,238    $     82,295     $ 28,514,772
Issued as reinvestment............................          4,933           21,238         --                 4,528
Redeemed..........................................    (21,518,756)    (101,786,103)        (62,444)     (59,602,246)
                                                    -------------    -------------    ------------     ------------
Net increase/(decrease)...........................  $  (9,287,513)   $ (65,340,627)   $     19,851     $(31,082,946)
                                                    =============    =============    ============     ============
CLASS Y SHARES:
Sold..............................................  $  23,033,945    $  26,253,862    $  6,731,271     $ 16,598,813
Issued as reinvestment............................        188,714          149,075       1,058,142           21,115
Redeemed..........................................   (101,024,399)     (87,463,764)    (22,918,271)     (55,260,887)
                                                    -------------    -------------    ------------     ------------
Net decrease......................................  $ (77,801,740)   $ (61,060,827)   $(15,128,858)    $(38,640,959)
                                                    =============    =============    ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER         MUNDER         MUNDER
    MICHIGAN       TAX-FREE       TAX-FREE SHORT-
    TAX-FREE       BOND           INTERMEDIATE
    BOND FUND      FUND           BOND FUND
-------------------------------------------------
    $  1,336,396   $  3,139,928    $  8,678,726
          35,958         39,488         117,637
      (2,696,565)    (3,575,677)     (8,620,813)
    ------------   ------------    ------------
    $ (1,324,211)  $   (396,261)   $    175,550
    ============   ============    ============
    $    253,749   $  2,410,885    $  1,486,556
          11,876         11,414           3,655
        (390,229)    (2,204,812)     (1,374,762)
    ------------   ------------    ------------
    $   (124,604)  $    217,487    $    115,449
    ============   ============    ============
    $    275,141   $    261,760    $    950,416
             224          4,073           2,002
        (280,606)      (472,204)       (854,109)
    ------------   ------------    ------------
    $     (5,241)  $   (206,371)   $     98,309
    ============   ============    ============
    $ 12,796,896   $ 20,430,210    $ 16,440,106
              11          4,044           8,208
     (30,040,017)   (55,479,451)    (80,188,815)
    ------------   ------------    ------------
    $(17,243,110)  $(35,045,197)   $(63,740,501)
    ============   ============    ============
    $     92,272   $    641,112    $  2,300,953
          15,087          5,308           1,687
        (232,718)    (1,019,387)     (2,429,681)
    ------------   ------------    ------------
    $   (125,359)  $   (372,967)   $   (127,041)
    ============   ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                             EQUITY FUNDS
                                                             ---------------------------------------------------
                                                                          MUNDER       MUNDER
                                                             MUNDER       EQUITY       FUTURE        MUNDER
                                                             BALANCED     INCOME       TECHNOLOGY    INDEX 500
                                                             FUND         FUND         FUND(A)       FUND
                                                             ---------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     573,561    1,353,999    60,717,116    15,064,445
Issued as reinvestment of dividends........................      42,595       14,803       --            156,449
Redeemed...................................................    (224,043)  (1,308,309)  (11,315,763)  (12,209,327)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     392,113       60,493    49,401,353     3,011,567
                                                             ==========   ==========   ===========   ===========
CLASS B SHARES:
Sold.......................................................     967,112      295,320    56,627,133     4,878,821
Issued as reinvestment of dividends........................      45,432        7,316       --             93,957
Redeemed...................................................    (360,945)    (214,318)   (3,565,424)   (2,299,332)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     651,599       88,318    53,061,709     2,673,446
                                                             ==========   ==========   ===========   ===========
CLASS C SHARES:
Sold.......................................................     533,678      149,072       --            --
Issued as reinvestment of dividends........................       3,676        1,730       --            --
Redeemed...................................................    (140,887)    (151,398)      --            --
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     396,467         (596)      --            --
                                                             ==========   ==========   ===========   ===========
CLASS II SHARES:
Sold.......................................................      --           --        38,342,615       --
Issued as reinvestment of dividends........................      --           --           --            --
Redeemed...................................................      --           --        (2,984,714)      --
                                                             ----------   ----------   -----------   -----------
Net increase...............................................      --           --        35,357,901       --
                                                             ==========   ==========   ===========   ===========
CLASS K SHARES:
Sold.......................................................     917,665    2,423,138       618,565     3,279,692
Issued as reinvestment of dividends........................           5           99       --                329
Redeemed...................................................  (1,061,539)  (6,803,659)       (1,931)   (1,894,651)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................    (143,869)  (4,380,422)      616,634     1,385,370
                                                             ==========   ==========   ===========   ===========
CLASS Y SHARES:
Sold.......................................................     328,836    5,188,493     1,335,902     2,336,763
Issued as reinvestment of dividends........................       7,050        5,894           356         8,040
Redeemed...................................................  (1,106,771)  (1,617,766)     (238,698)   (4,062,686)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................    (770,885)   3,576,621     1,097,560    (1,717,883)
                                                             ==========   ==========   ===========   ===========

------------
(a) The Munder Future Technology Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on October 26, 1999, October 26, 1999, November 16, 1999, May 25, 2000 and August
    26,1999, respectively.

(b) The Munder International NetNet Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                MUNDER
    MUNDER          MUNDER          MUNDER                      REAL ESTATE
    INTERNATIONAL   INTERNATIONAL   MICRO-CAP    MUNDER         EQUITY        MUNDER
    EQUITY          NETNET          EQUITY       MULTI-SEASON   INVESTMENT    SMALL-CAP
    FUND            FUND(B)         FUND         FUND           FUND          VALUE FUND
----------------------------------------------------------------------------------------
      7,476,474      26,596,981      2,277,491    25,012,439       469,917     2,563,278
         24,122         --              --            84,111         9,076         1,063
     (7,883,249)     (4,263,410)    (1,570,774)  (24,167,485)     (446,640)   (2,738,693)
     ----------      ----------     ----------   -----------    ----------    ----------
       (382,653)     22,333,571        706,717       929,065        32,353      (174,352)
     ==========      ==========     ==========   ===========    ==========    ==========
        166,521      18,496,244      1,127,659       521,602       110,304       163,847
          5,092         --              --           139,044         5,440            67
        (59,073)       (494,533)      (278,599)   (3,521,855)     (261,713)     (188,778)
     ----------      ----------     ----------   -----------    ----------    ----------
        112,540      18,001,711        849,060    (2,861,209)     (145,969)      (24,864)
     ==========      ==========     ==========   ===========    ==========    ==========
        398,845         --             544,186       445,824        26,071       162,336
          2,696         --              --             3,469         1,447            28
       (309,976)        --            (164,363)     (548,588)      (70,123)     (198,110)
     ----------      ----------     ----------   -----------    ----------    ----------
         91,565         --             379,823       (99,295)      (42,605)      (35,746)
     ==========      ==========     ==========   ===========    ==========    ==========
        --            8,782,501         --           --             --            --
        --              --              --           --             --            --
        --             (471,309)        --           --             --            --
     ----------      ----------     ----------   -----------    ----------    ----------
        --            8,311,192         --           --             --            --
     ==========      ==========     ==========   ===========    ==========    ==========
      1,464,258       1,280,121        108,126     4,951,349        44,831       700,764
            401         --              --             6,277        --            --
     (1,419,008)         (3,825)       (36,672)   (6,222,757)     (120,909)   (5,099,704)
     ----------      ----------     ----------   -----------    ----------    ----------
         45,651       1,276,296         71,454    (1,265,131)      (76,078)   (4,398,940)
     ==========      ==========     ==========   ===========    ==========    ==========
      1,122,569         579,542        220,593     2,735,182       880,145       419,031
         19,435         --              --            45,772        79,956         4,340
     (2,812,103)         (8,036)      (396,083)   (4,922,987)   (1,753,350)   (2,331,059)
     ----------      ----------     ----------   -----------    ----------    ----------
     (1,670,099)        571,506       (175,490)   (2,142,033)     (793,249)   (1,907,688)
     ==========      ==========     ==========   ===========    ==========    ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ----------------------------------------------------------
                                                                MUNDER         MUNDER                        MUNDER
                                                                SMALL          FRAMLINGTON    MUNDER         FRAMLINGTON
                                                                COMPANY        EMERGING       FRAMLINGTON    INTERNATIONAL
                                                                GROWTH         MARKETS        HEALTHCARE     GROWTH
                                                                FUND           FUND           FUND           FUND
                                                                ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     13,709,941     1,279,182      4,728,263        2,331,129
Issued as reinvestment of dividends.........................        --             --             --                5,463
Redeemed....................................................    (14,443,294)   (1,076,756)    (2,249,531)      (2,452,293)
                                                                -----------    ----------     ----------       ----------
Net increase/(decrease).....................................       (733,353)      202,426      2,478,732         (115,701)
                                                                ===========    ==========     ==========       ==========
CLASS B SHARES:
Sold........................................................        274,349       266,496      3,611,591          124,884
Issued as reinvestment of dividends.........................        --             --             --                1,427
Redeemed....................................................       (374,437)     (123,621)      (541,233)         (64,165)
                                                                -----------    ----------     ----------       ----------
Net increase/(decrease).....................................       (100,088)      142,875      3,070,358           62,146
                                                                ===========    ==========     ==========       ==========
CLASS C SHARES:
Sold........................................................         65,170        91,285      3,218,602          190,324
Issued as reinvestment of dividends.........................        --             --             --                  839
Redeemed....................................................       (129,796)      (69,682)      (585,906)        (132,942)
                                                                -----------    ----------     ----------       ----------
Net increase/(decrease).....................................        (64,626)       21,603      2,632,696           58,221
                                                                ===========    ==========     ==========       ==========
CLASS K SHARES:
Sold........................................................        710,435     1,477,128         10,918           56,790
Issued as reinvestment of dividends.........................        --             --             --              --
Redeemed....................................................     (5,397,897)   (1,355,839)        (3,023)         (20,413)
                                                                -----------    ----------     ----------       ----------
Net increase/(decrease).....................................     (4,687,462)      121,289          7,895           36,377
                                                                ===========    ==========     ==========       ==========
CLASS Y SHARES:
Sold........................................................        606,082       364,320         96,887          988,803
Issued as reinvestment of dividends.........................        --             --             --               43,422
Redeemed....................................................     (4,300,727)     (330,824)       (41,900)      (1,114,434)
                                                                -----------    ----------     ----------       ----------
Net increase/(decrease).....................................     (3,694,645)       33,496         54,987          (82,209)
                                                                ===========    ==========     ==========       ==========

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)
--------------------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             -----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND           BOND            BOND             INCOME
                                                             FUND           FUND            FUND             FUND
                                                             -----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................      279,833       4,075,019          10,344      4,516,890
Issued as reinvestment.....................................       13,693          44,823           1,536         19,965
Redeemed...................................................     (267,821)    (4,407,700)          (4,604)    (4,580,049)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................       25,705       (287,858)           7,276        (43,194)
                                                             ===========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................      646,693       1,566,878          17,530      1,293,521
Issued as reinvestment.....................................        8,298          13,515              17          6,301
Redeemed...................................................     (545,980)    (1,366,347)          (7,661)    (1,229,162)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................      109,011         214,046           9,886         70,660
                                                             ===========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................       85,317         830,592          16,718        475,106
Issued as reinvestment.....................................          631           1,088               4          4,402
Redeemed...................................................      (94,127)      (700,068)         (21,369)      (472,264)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................       (8,179)        131,612          (4,647)         7,244
                                                             ===========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................    1,306,555       3,993,135           8,555      2,904,305
Issued as reinvestment.....................................          530           2,340         --                 463
Redeemed...................................................   (2,316,585)   (11,152,959)          (6,628)    (6,054,794)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................   (1,009,500)    (7,157,484)           1,927     (3,150,026)
                                                             ===========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................    2,467,312       2,881,058         704,786      1,700,532
Issued as reinvestment of dividends........................       20,382          16,358         108,433          2,154
Redeemed...................................................  (10,895,890)    (9,610,294)      (2,417,907)    (5,696,135)
                                                             -----------    ------------     -----------     ----------
Net decrease...............................................   (8,408,196)    (6,712,878)      (1,604,688)    (3,993,449)
                                                             ===========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------
    MUNDER       MUNDER       MUNDER
    MICHIGAN     TAX-FREE     TAX-FREE SHORT-
    TAX-FREE     BOND         INTERMEDIATE
    BOND FUND    FUND         BOND FUND
---------------------------------------------
       143,714      324,697         866,469
         3,837        4,068          11,692
      (288,608)    (370,490)       (858,410)
    ----------   ----------     -----------
      (141,057)     (41,725)         19,751
    ==========   ==========     ===========
        27,090      249,673         147,572
         1,269        1,175             364
       (41,219)    (228,402)       (136,543)
    ----------   ----------     -----------
       (12,860)      22,446          11,393
    ==========   ==========     ===========
        29,626       26,666          93,999
            24          416             198
       (29,956)     (47,780)        (84,420)
    ----------   ----------     -----------
          (306)     (20,698)          9,777
    ==========   ==========     ===========
     1,368,161    2,102,158       1,626,166
        --              417             815
    (3,215,910)  (5,684,563)     (7,940,434)
    ----------   ----------     -----------
    (1,847,749)  (3,581,988)     (6,313,453)
    ==========   ==========     ===========
         9,867       64,994         228,364
         1,611          546             167
       (24,746)    (104,250)       (239,551)
    ----------   ----------     -----------
       (13,268)     (38,710)        (11,020)
    ==========   ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                               MONEY MARKET FUNDS
                                                               -----------------------------------------------------
                                                               MUNDER               MUNDER             MUNDER
                                                               CASH                 TAX-FREE           U.S. TREASURY
                                                               INVESTMENT           MONEY MARKET       MONEY MARKET
                                                               FUND                 FUND               FUND
                                                               -----------------------------------------------------
CLASS A SHARES:
Sold.......................................................    $ 1,227,220,287      $ 139,947,153      $ 151,524,118
Issued as reinvestment of dividends........................          6,422,322          2,379,403            717,919
Redeemed...................................................     (1,246,655,049)      (129,268,566)      (158,651,745)
                                                               ---------------      -------------      -------------
Net increase/(decrease)....................................    $   (13,012,440)     $  13,057,990      $  (6,409,708)
                                                               ===============      =============      =============
CLASS K SHARES:
Sold.......................................................    $   916,613,795      $ 287,756,588      $  62,056,995
Issued as reinvestment.....................................             10,638              4,371                  4
Redeemed...................................................       (974,752,392)      (347,548,027)       (70,394,132)
                                                               ---------------      -------------      -------------
Net decrease...............................................    $   (58,127,959)     $ (59,787,068)     $  (8,337,133)
                                                               ===============      =============      =============
CLASS Y SHARES:
Sold.......................................................    $   590,600,621      $  40,432,396      $  44,899,569
Issued as reinvestment.....................................            138,578             51,898            327,792
Redeemed...................................................       (751,708,038)       (45,730,952)       (64,928,776)
                                                               ---------------      -------------      -------------
Net decrease...............................................    $  (160,968,839)     $  (5,246,658)     $ (19,701,415)
                                                               ===============      =============      =============

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                        K SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            YEAR
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98         6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period.................   $ 12.14         $ 12.98         $ 13.49         $ 13.03          $12.37
                                                        -------         -------         -------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................................      0.20            0.15            0.22            0.31            0.29
Net realized and unrealized gain/(loss) on
  investments........................................     (0.34)           2.39            1.02            1.64            1.30
                                                        -------         -------         -------         -------          ------
Total from investment operations.....................     (0.14)           2.54            1.24            1.95            1.59
                                                        -------         -------         -------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................     (0.18)          (0.15)          (0.23)          (0.32)          (0.27)
Distributions from net realized gains................     (1.35)          (3.23)          (1.52)          (1.17)          (0.66)
Distributions in excess of net realized gains........     (0.28)          --              --              --              --
                                                        -------         -------         -------         -------          ------
Total distributions..................................     (1.81)          (3.38)          (1.75)          (1.49)          (0.93)
                                                        -------         -------         -------         -------          ------
Net asset value, end of period.......................   $ 10.19         $ 12.14         $ 12.98         $ 13.49          $13.03
                                                        =======         =======         =======         =======          ======
TOTAL RETURN(B)......................................     (1.81)%         27.01%          10.83%          15.86%          13.64%
                                                        =======         =======         =======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................   $17,713         $23,695         $27,206         $31,748          $6,588
Ratio of operating expenses to average net assets....      1.31%           1.26%           1.22%           1.17%           1.22%
Ratio of net investment income to average net
  assets.............................................      1.80%           1.33%           1.78%           2.41%           2.30%
Portfolio turnover rate..............................       165%            176%            116%             79%            125%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................      1.31%           1.26%           1.22%           1.17%           1.22%

------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                 K SHARES
                                                                ----------
                                                                PERIOD
                                                                ENDED
                                                                6/30/01(C)
                                                                ----------
Net asset value, beginning of period........................      $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.12)
Net realized and unrealized loss on investments.............       (2.36)
                                                                  ------
Total from investment operations............................       (2.48)
                                                                  ------
Net asset value, end of period..............................      $ 7.52
                                                                  ======
TOTAL RETURN(B).............................................      (24.80)%
                                                                  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $   21
Ratio of operating expenses to average net assets...........        3.22%(d)
Ratio of net investment income to average net assets........       (2.75)%(d)
Portfolio turnover rate.....................................          26%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        3.22%(d)

------------
(a) The Munder Bio(Tech)(2) Fund Class K Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average share method.

(d) Annualized

                       See Notes to Financial Statements.

           Munder Digital Economy Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                 K SHARES
                                                                ----------
                                                                PERIOD
                                                                ENDED
                                                                6/30/01(C)
                                                                ----------
Net asset value, beginning of period........................      $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................       (0.10)
Net realized and unrealized loss on investments.............       (2.09)
                                                                  ------
Total from investment operations............................       (2.19)
                                                                  ------
Net asset value, end of period..............................      $ 7.81
                                                                  ======
TOTAL RETURN(B).............................................      (21.90)%
                                                                  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $    5
Ratio of operating expenses to average net assets...........        2.55%(d)
Ratio of net investment loss to average net assets..........       (1.61)%(d)
Portfolio turnover rate.....................................          71%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        2.55%(d)

------------
(a) The Munder Digital Economy Fund Class K Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                K SHARES
                                                   -------------------------------------------------------------------
                                                   YEAR         YEAR            YEAR          YEAR          YEAR
                                                   ENDED        ENDED           ENDED         ENDED         ENDED
                                                   6/30/01      6/30/00(C)      6/30/99       6/30/98       6/30/97(C)
                                                   -------------------------------------------------------------------
Net asset value, beginning of period.............  $ 11.84       $  15.00       $  15.64      $  15.23       $  13.05
                                                   -------       --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................     0.08           0.18           0.21          0.28           0.32
Net realized and unrealized gain/(loss) on
  investments....................................     1.69          (2.59)          0.72          2.97           3.14
                                                   -------       --------       --------      --------       --------
Total from investment operations.................     1.77          (2.41)          0.93          3.25           3.46
                                                   -------       --------       --------      --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.07)         (0.18)         (0.18)        (0.28)         (0.32)
Distributions from net realized gains............    (0.48)         (0.57)         (1.39)        (2.56)         (0.96)
                                                   -------       --------       --------      --------       --------
Total distributions..............................    (0.55)         (0.75)         (1.57)        (2.84)         (1.28)
                                                   -------       --------       --------      --------       --------
Net asset value, end of period...................  $ 13.06       $  11.84       $  15.00      $  15.64       $  15.23
                                                   =======       ========       ========      ========       ========
TOTAL RETURN(B)..................................    15.22%        (16.49%)         6.95%        23.00%         28.12%
                                                   =======       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $80,625       $110,257       $205,364      $216,387       $212,415
Ratio of operating expenses to average net
  assets.........................................     1.22%          1.23%          1.21%         1.19%          1.20%
Ratio of net investment income to average net
  assets.........................................     0.52%          1.37%          1.45%         1.78%          2.28%
Portfolio turnover rate..........................       65%            91%            50%           73%            62%
Ratio of operating expenses to average net assets
  without expenses reimbursed....................     1.22%          1.23%          1.21%         1.19%          1.20%

------------
(a) The Munder Equity Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Future Technology Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                      K SHARES
                                                              ------------------------
                                                              YEAR             PERIOD
                                                              ENDED            ENDED
                                                              6/30/01(C)       6/30/00
                                                              ------------------------
Net asset value, beginning of period........................    $18.10         $ 14.40
                                                                ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................     (0.14)          (0.01)
Net realized and unrealized gain/(loss) on investments......    (11.42)           3.71
                                                                ------         -------
Total from investment operations............................    (11.56)           3.70
                                                                ------         -------
LESS DISTRIBUTIONS:
Net asset value, end of period..............................    $ 6.54         $ 18.10
                                                                ======         =======
TOTAL RETURN(B).............................................    (63.87)%         25.69%
                                                                ======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $9,400         $11,159
Ratio of operating expenses to average net assets...........      1.89%           1.60%(d)
Ratio of net investment loss to average net assets..........     (1.37)%         (1.27)%(d)
Portfolio turnover rate.....................................       145%             53%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.95%           1.64%(d)

------------
(a) The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                K SHARES
                                                     ---------------------------------------------------------------
                                                     YEAR          YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED         ENDED
                                                     6/30/01       6/30/00       6/30/99       6/60/98       6/30/97
                                                     ---------------------------------------------------------------
Net asset value, beginning of period.............    $  30.69      $  29.29      $  24.44      $  20.94      $ 16.16
                                                     --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................        0.18          0.21          0.22          0.28         0.31
Net realized and unrealized gain/(loss) on
  investments....................................       (4.85)         1.67          5.09          5.48         5.04
                                                     --------      --------      --------      --------      -------
Total from investment operations.................       (4.67)         1.88          5.31          5.76         5.35
                                                     --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.............       (0.18)        (0.20)        (0.22)        (0.27)       (0.30)
Distributions from net realized gains............       (0.27)        (0.28)        (0.24)        (1.99)       (0.27)
Distributions in excess of net realized gains....       (0.01)        --            --            --           --
                                                     --------      --------      --------      --------      -------
Total distributions..............................       (0.46)        (0.48)        (0.46)        (2.26)       (0.57)
                                                     --------      --------      --------      --------      -------
Net asset value, end of period...................    $  25.56      $  30.69      $  29.29      $  24.44      $ 20.94
                                                     ========      ========      ========      ========      =======
TOTAL RETURN(B)..................................      (15.36)%        6.63%        21.99%        29.42%       33.79%
                                                     ========      ========      ========      ========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............    $267,827      $328,059      $272,450      $168,639      $61,254
Ratio of operating expenses to average net
  assets.........................................        0.61%         0.60%         0.55%         0.53%        0.54%
Ratio of net investment income to average net
  assets.........................................        0.66%         0.70%         0.96%         1.23%        1.76%
Portfolio turnover rate..........................           9%            8%            6%            8%          11%
Ratio of operating expenses to average net assets
  without waivers................................        0.61%         0.61%         0.60%         0.60%        0.64%

------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                 K SHARES
                                                   ---------------------------------------------------------------------
                                                   YEAR         YEAR            YEAR            YEAR          YEAR
                                                   ENDED        ENDED           ENDED           ENDED         ENDED
                                                   6/30/01      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
                                                   ---------------------------------------------------------------------
Net asset value, beginning of period.............  $ 18.03       $  16.22        $  15.03       $  15.74       $  15.08
                                                   -------       --------        --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................     0.09           0.25            0.16           0.16           0.14
Net realized and unrealized gain/(loss) on
  investments....................................    (4.65)          3.43            1.43           0.32           2.31
                                                   -------       --------        --------       --------       --------
Total from investment operations.................    (4.56)          3.68            1.59           0.48           2.45
                                                   -------       --------        --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.10)         (0.28)          (0.17)         (0.19)         (0.20)
Distributions from net realized gains............    (1.23)         (1.59)          (0.23)         (1.00)         (1.59)
                                                   -------       --------        --------       --------       --------
Total distributions..............................    (1.33)         (1.87)          (0.40)         (1.19)         (1.79)
                                                   -------       --------        --------       --------       --------
Net asset value, end of period...................  $ 12.14       $  18.03        $  16.22       $  15.03       $  15.74
                                                   =======       ========        ========       ========       ========
TOTAL RETURN(B)..................................   (26.51)%        23.51%          10.94%          4.24%         18.09%
                                                   =======       ========        ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $80,634       $118,766        $106,106       $105,916       $135,593
Ratio of operating expenses to average net
  assets.........................................     1.38%          1.30%           1.29%          1.25%          1.26%
Ratio of net investment income to average net
  assets.........................................     0.62%          1.44%           1.09%          1.03%          0.98%
Portfolio turnover rate..........................       27%            18%             23%            41%            46%
Ratio of operating expenses to average net assets
  without expenses reimbursed....................     1.38%          1.30%           1.29%          1.25%          1.26%

------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder International NetNet Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                         K SHARES
                                                                ---------------------------
                                                                YEAR             PERIOD
                                                                ENDED            ENDED
                                                                6/30/01(C)       6/30/00(C)
                                                                ---------------------------
Net asset value, beginning of period........................      $ 8.88          $ 10.00
                                                                  ------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.11)           (0.01)
Net realized and unrealized loss on investments.............       (5.42)           (1.11)
                                                                  ------          -------
Total from investment operations............................       (5.53)           (1.12)
                                                                  ------          -------
Net asset value, end of period..............................      $ 3.35          $  8.88
                                                                  ======          =======
TOTAL RETURN(B).............................................      (62.27)%         (11.20)%
                                                                  ======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $8,322          $11,332
Ratio of operating expenses to average net assets...........        2.63%            2.08%(d)
Ratio of net investment loss to average net assets..........       (1.98)%          (0.60)%(d)
Portfolio turnover rate.....................................         105%               6%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        2.63%            2.08%(d)

------------
(a) The Munder International NetNet Fund Class K Shares commenced operations on April 11, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Per Share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                         K SHARES
                                                            ------------------------------------------------------------------
                                                            YEAR          YEAR          YEAR          YEAR          PERIOD
                                                            ENDED         ENDED         ENDED         ENDED         ENDED
                                                            6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97(C)
                                                            ------------------------------------------------------------------
Net asset value, beginning of period....................      $28.75        $18.15        $17.00        $12.82        $10.12
                                                              ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.....................................       (0.31)        (0.31)        (0.18)        (0.17)        (0.05)
Net realized and unrealized gain/(loss) on
  investments...........................................       (2.06)        10.91          1.63          4.99          2.75
                                                              ------        ------        ------        ------        ------
Total from investment operations........................       (2.37)        10.60          1.45          4.82          2.70
                                                              ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains...................       (1.00)        --            (0.30)        (0.64)        --
Distributions from capital..............................       (0.01)        --            --            --            --
                                                              ------        ------        ------        ------        ------
Total distributions.....................................       (1.01)        --            (0.30)        (0.64)        --
                                                              ------        ------        ------        ------        ------
Net asset value, end of period..........................      $25.37        $28.75        $18.15        $17.00        $12.82
                                                              ======        ======        ======        ======        ======
TOTAL RETURN(B).........................................       (8.30)%       58.40%         9.04%        37.90%        26.68%
                                                              ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................      $7,014        $6,393        $2,740        $3,050        $  199
Ratio of operating expenses to average net assets.......        1.65%         1.68%         1.53%         1.53%         1.50%(d)
Ratio of net investment loss to average net assets......       (1.28)%       (1.23)%       (1.21)%       (0.98)%       (0.88)%(d)
Portfolio turnover rate.................................         142%          187%          184%          172%           68%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................        1.65%         1.68%         1.64%         1.78%         7.90%(d)

------------
(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  K SHARES
                                                  -------------------------------------------------------------------------
                                                  YEAR            YEAR            YEAR          YEAR             YEAR
                                                  ENDED           ENDED           ENDED         ENDED            ENDED
                                                  6/30/01(C)      6/30/00(C)      6/30/99       6/30/98(C)       6/30/97(C)
                                                  -------------------------------------------------------------------------
Net asset value, beginning of period............   $  20.63        $  22.04       $  21.42       $  18.00         $  14.83
                                                   --------        --------       --------       --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................      (0.05)          (0.03)         (0.02)          0.00(d)          0.04
Net realized and unrealized gain/(loss) on
  investments...................................      (2.63)          (0.01)          2.22           4.35             3.89
                                                   --------        --------       --------       --------         --------
Total from investment operations................      (2.68)          (0.04)          2.20           4.35             3.93
                                                   --------        --------       --------       --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment income............     --              --              --             (0.01)           (0.01)
Distributions from net realized gains...........      (2.29)          (1.37)         (1.58)         (0.92)           (0.75)
                                                   --------        --------       --------       --------         --------
Total distributions.............................      (2.29)          (1.37)         (1.58)         (0.93)           (0.76)
                                                   --------        --------       --------       --------         --------
Net asset value, end of period..................   $  15.66        $  20.63       $  22.04       $  21.42         $  18.00
                                                   ========        ========       ========       ========         ========
TOTAL RETURN(B).................................     (14.41)%          0.27%         11.40%         25.05%           27.55%
                                                   ========        ========       ========       ========         ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $195,746        $280,339       $327,355       $275,378         $237,330
Ratio of operating expenses to average net
  assets........................................       1.21%           1.24%          1.22%          1.21%            1.25%
Ratio of net investment income/(loss) to average
  net assets....................................      (0.30)%         (0.14)%        (0.09)%         0.00%(d)         0.25%
Portfolio turnover rate.........................         38%             44%            53%            34%              33%
Ratio of operating expenses to average net
  assets without fee waivers....................       1.42%           1.42%          1.39%          1.39%            1.50%

------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01.

                       See Notes to Financial Statements.

           Munder Power Plus Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                K SHARES
                                                                --------
                                                                PERIOD
                                                                ENDED
                                                                6/30/01
                                                                --------
Net asset value, beginning of period........................     $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      (0.01)
Net realized and unrealized gain/(loss) on investments......      (0.13)
                                                                 ------
Total from investment operations............................      (0.14)
                                                                 ------
Net asset value, end of period..............................     $ 9.86
                                                                 ======
TOTAL RETURN(B).............................................      (1.40)%
                                                                 ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................     $   62
Ratio of operating expenses to average net assets...........       1.50%(c)
Ratio of net investment income to average net assets........       (.41)%(c)
Portfolio turnover rate.....................................         36%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................       1.50%(c)

------------
(a) The Munder Power Plus Fund Class K Shares commenced operations on March 13, 2001.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                      K SHARES
                                                           --------------------------------------------------------------
                                                           YEAR         YEAR          YEAR          YEAR          PERIOD
                                                           ENDED        ENDED         ENDED         ENDED         ENDED
                                                           6/30/01      6/30/00(C)    6/30/99(C)    6/30/98(C)    6/30/97
                                                           --------------------------------------------------------------
Net asset value, beginning of period.....................  $12.09         $12.78        $14.94        $14.40      $12.07
                                                           ------         ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................    0.43           0.56          0.58          0.69        0.40
Net realized and unrealized gain/(loss) on investments...    1.29          (0.57)        (1.64)         0.61        2.38
                                                           ------         ------        ------        ------      ------
Total from investment operations.........................    1.72          (0.01)        (1.06)         1.30        2.78
                                                           ------         ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................   (0.43)         (0.56)        (0.61)        (0.62)      (0.41)
Distributions in excess of net investment income.........    --            --            --            --          (0.01)
Distributions from net realized gains....................    --            --            (0.39)        (0.14)       --
Distributions from capital...............................   (0.18)         (0.12)        (0.10)        --          (0.03)
                                                           ------         ------        ------        ------      ------
Total distributions......................................   (0.61)         (0.68)        (1.10)        (0.76)      (0.45)
                                                           ------         ------        ------        ------      ------
Net asset value, end of period...........................  $13.20         $12.09        $12.78        $14.94      $14.40
                                                           ======         ======        ======        ======      ======
TOTAL RETURN(B)..........................................   14.73%          0.55%        (6.66)%        8.92%      23.11%
                                                           ======         ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................  $1,712         $1,234        $2,277        $2,145      $1,481
Ratio of operating expenses to average net assets........    1.30%          1.33%         1.27%         1.28%       1.35%(d)
Ratio of net investment income to average net assets.....    4.83%          4.90%         4.50%         4.15%       3.80%(d)
Portfolio turnover rate..................................      30%            15%           22%           15%         15%
Ratio of operating expenses to average net assets without
  expenses reimbursed....................................    1.30%          1.33%         1.27%         1.28%       1.38%(d)

------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                       K SHARES
                                                        -----------------------------------------------------------------------
                                                        YEAR         YEAR            YEAR            YEAR            PERIOD
                                                        ENDED        ENDED           ENDED           ENDED           ENDED
                                                        6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                        -----------------------------------------------------------------------
Net asset value, beginning of period..................  $12.17        $ 13.11         $ 14.25         $ 12.04         $ 10.08
                                                        ------        -------         -------         -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................    0.18           0.04            0.05            0.08            0.09
Net realized and unrealized gain/(loss) on
  investments.........................................    4.17          (0.92)          (0.85)           2.83            1.91
                                                        ------        -------         -------         -------         -------
Total from investment operations......................    4.35          (0.88)          (0.80)           2.91            2.00
                                                        ------        -------         -------         -------         -------
LESS DISTRIBUTIONS:
Dividends from net investment income..................   (0.12)         (0.06)          (0.06)          (0.06)          (0.04)
Distributions in excess of net investment income......    --            --              (0.01)          --              --
Distributions from net realized capital gains.........    --            --              (0.27)          (0.64)          --
                                                        ------        -------         -------         -------         -------
Total distributions...................................   (0.12)         (0.06)          (0.34)          (0.70)          (0.04)
                                                        ------        -------         -------         -------         -------
Net asset value, end of period........................  $16.40        $ 12.17         $ 13.11         $ 14.25         $ 12.04
                                                        ======        =======         =======         =======         =======
TOTAL RETURN(B).......................................   35.87%         (6.73)%         (5.33)%         24.53%         19.85%
                                                        ======        =======         =======         =======         =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................  $9,673        $15,571         $74,472         $84,699         $50,769
Ratio of operating expenses to average net assets.....    1.29%          1.31%           1.23%           1.27%           1.38%(d)
Ratio of net investment income to average net
  assets..............................................    0.92%          0.31%           0.45%           0.56%           1.93%(d)
Portfolio turnover rate...............................     140%            76%             69%             53%             73%
Ratio of operating expenses to average net assets
  without expenses reimbursed.........................    1.29%          1.31%           1.23%           1.27%           1.51%(d)

------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                       K SHARES
                                                      --------------------------------------------------------------------------
                                                      YEAR            YEAR            YEAR            YEAR            YEAR
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                      6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                      --------------------------------------------------------------------------
Net asset value, beginning of period................   $ 19.88         $ 16.54         $  19.96        $  21.62        $  21.08
                                                       -------         -------         --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.................................     (0.11)          (0.15)           (0.07)          (0.13)          (0.12)
Net realized and unrealized gain/(loss) on
  investments.......................................     (4.05)           3.49            (2.14)           2.58            3.65
                                                       -------         -------         --------        --------        --------
Total from investment operations....................     (4.16)           3.34            (2.21)           2.45            3.53
                                                       -------         -------         --------        --------        --------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains.......     (0.44)          --               (1.21)          (4.11)          (2.99)
Distributions in excess of net realized gains.......     (0.42)          --              --              --              --
Distributions from capital..........................     (0.11)          --              --              --              --
                                                       -------         -------         --------        --------        --------
Total distributions.................................     (0.97)          --               (1.21)          (4.11)          (2.99)
                                                       -------         -------         --------        --------        --------
Net asset value, end of period......................   $ 14.75         $ 19.88         $  16.54        $  19.96        $  21.62
                                                       =======         =======         ========        ========        ========
TOTAL RETURN(B).....................................    (21.43)%         20.33%          (10.92)%         12.36%         18.93%
                                                       =======         =======         ========        ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................   $25,378         $55,092         $123,341        $159,837        $152,766
Ratio of operating expenses to average net assets...      1.28%           1.26%            1.22%           1.20%           1.22%
Ratio of net investment loss to average net
  assets............................................     (0.69)%         (0.89)%          (0.44)%         (0.57)%         (0.62)%
Portfolio turnover rate.............................       162%            158%             108%            123%             98%
Ratio of operating expenses to average net assets
  without expenses reimbursed.......................      1.28%           1.26%            1.22%           1.20%           1.22%

------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                     K SHARES
                                                      -----------------------------------------------------------------------
                                                      YEAR         YEAR            YEAR            YEAR            PERIOD
                                                      ENDED        ENDED           ENDED           ENDED           ENDED
                                                      6/30/01      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                      -----------------------------------------------------------------------
Net asset value, beginning of period................  $ 12.62        $11.60          $ 8.99          $12.92          $10.06
                                                      -------        ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................    (0.06)         0.00(e)         0.03            0.10            0.05
Net realized and unrealized gain/(loss) on
  investments.......................................    (3.99)         1.02            2.58           (3.72)           2.84
                                                      -------        ------          ------          ------          ------
Total from investment operations....................    (4.05)         1.02            2.61           (3.62)           2.89
                                                      -------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income................    (0.04)        --              --              (0.04)          (0.03)
Distributions from net realized gains...............    --            --              --              (0.05)          --
Distributions in excess of net realized gains.......    --            --              --              (0.22)          --
                                                      -------        ------          ------          ------          ------
Total distributions.................................    (0.04)        --              --              (0.31)          (0.03)
                                                      -------        ------          ------          ------          ------
Net asset value, end of period......................  $  8.53        $12.62          $11.60          $ 8.99          $12.92
                                                      =======        ======          ======          ======          ======
TOTAL RETURN(B).....................................   (32.17)%        8.79%          29.03%         (28.34)%         28.69%
                                                      =======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................  $26,696        $41,167         $36,438         $31,790         $4,419
Ratio of operating expenses to average net assets...     2.02%         1.98%           1.85%           1.89%           1.79%(d)
Ratio of net investment income to average net
  assets............................................    (0.54)%       (0.02)%          0.39%           0.93%           1.14%(d)
Portfolio turnover rate.............................      223%          177%            159%             94%             46%
Ratio of operating expenses to average net assets
  without expenses reimbursed.......................     2.08%         2.14%           2.12%           2.14%           5.43%(d)

------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

(e) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                    K SHARES
                                                     -----------------------------------------------------------------------
                                                     YEAR            YEAR            YEAR            YEAR            PERIOD
                                                     ENDED           ENDED           ENDED           ENDED           ENDED
                                                     6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                     -----------------------------------------------------------------------
Net asset value, beginning of period...........        $28.31          $10.44          $11.80          $10.89        $ 9.45
                                                       ------          ------          ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss............................         (0.34)          (0.19)          (0.13)          (0.14)        (0.02)
Net realized and unrealized gain/(loss) on
  investments..................................         (1.92)          18.06           (1.13)           1.05          1.46
                                                       ------          ------          ------          ------        ------
Total from investment operations...............         (2.26)          17.87           (1.26)           0.91          1.44
                                                       ------          ------          ------          ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains..........         (0.55)          --              (0.08)          --             --
Distributions in excess of net realized
  gains........................................         (0.21)          --              (0.02)          --             --
                                                       ------          ------          ------          ------        ------
Total distributions............................         (0.76)          --              (0.10)          --             --
                                                       ------          ------          ------          ------        ------
Net asset value, end of period.................        $25.29          $28.31          $10.44          $11.80        $10.89
                                                       ======          ======          ======          ======        ======
TOTAL RETURN(B)................................         (8.32)%        170.91%         (10.70)%          8.45%        15.24%
                                                       ======          ======          ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........        $  990          $  387          $   60          $  163        $  119
Ratio of operating expenses to average net
  assets.......................................          1.55%           1.61%           1.61%           1.62%         1.55%(d)
Ratio of net investment loss to average net
  assets.......................................         (1.28)%         (1.01)%         (1.27)%         (1.21)%       (0.95)%(d)
Portfolio turnover rate........................            45%             60%             49%             47%           14%
Ratio of operating expenses to average net
  assets without expenses reimbursed...........          1.55%           1.63%           1.92%           2.40%         7.33%(d)

------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                        K SHARES
                                                       --------------------------------------------------------------------------
                                                       YEAR            YEAR            YEAR            YEAR            PERIOD
                                                       ENDED           ENDED           ENDED           ENDED           ENDED
                                                       6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period.............        $15.75          $12.75          $11.92          $11.35          $ 9.87
                                                         ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).....................         (0.03)          (0.05)          (0.02)           0.02            0.05
Net realized and unrealized gain/(loss) on
  investments....................................         (4.61)           3.72            0.86            0.61            1.43
                                                         ------          ------          ------          ------          ------
Total from investment operations.................         (4.64)           3.67            0.84            0.63            1.48
                                                         ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............         --              (0.08)          --              (0.02)          --
Distributions in excess of net investment
  income.........................................         --              (0.05)          --              --              --
Distributions from net realized gains............         (1.11)          (0.54)          (0.01)          (0.03)          --
Distributions in excess of net realized gains....         --              --              --              (0.01)          --
                                                         ------          ------          ------          ------          ------
Total distributions..............................         (1.11)          (0.67)          (0.01)          (0.06)          --
                                                         ------          ------          ------          ------          ------
Net asset value, end of period...................        $10.00          $15.75          $12.75          $11.92          $11.35
                                                         ======          ======          ======          ======          ======
TOTAL RETURN(B)..................................        (31.19)%         28.98%           7.02%           5.60%          14.99%
                                                         ======          ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............        $4,691          $2,839          $1,834          $2,271          $1,089
Ratio of operating expenses to average net
  assets.........................................          1.72%           1.69%           1.61%           1.62%           1.55%(d)
Ratio of net investment income/(loss) to average
  net assets.....................................         (0.29)%         (0.34)%         (0.17)%          0.21%           1.01%
Portfolio turnover rate..........................           119%             65%             66%             38%             15%(d)
Ratio of operating expenses to average net assets
  without expenses reimbursed....................          1.81%           1.71%           1.76%           1.82%           2.56%(d)

------------
(a) The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                         K SHARES
                                                          -----------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR            YEAR            YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                          6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97
                                                          -----------------------------------------------------------------------
Net asset value, beginning of period....................   $  9.24         $  9.62         $  9.99         $  9.57        $  9.53
                                                           -------         -------         -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................      0.60            0.57            0.58            0.59           0.61
Net realized and unrealized gain/(loss) on
  investments...........................................      0.28           (0.32)          (0.40)           0.40           0.01
                                                           -------         -------         -------         -------        -------
Total from investment operations........................      0.88            0.25            0.18            0.99           0.62
                                                           -------         -------         -------         -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................     (0.62)          (0.57)          (0.55)          (0.57)         (0.58)
Distributions from net realized capital gains...........     --              (0.06)          --              --              --
                                                           -------         -------         -------         -------        -------
Total distributions.....................................     (0.62)          (0.63)          (0.55)          (0.57)         (0.58)
                                                           -------         -------         -------         -------        -------
Net asset value, end of period..........................   $  9.50         $  9.24         $  9.62         $  9.99        $  9.57
                                                           =======         =======         =======         =======        =======
TOTAL RETURN(B).........................................      9.79%           2.68%           1.72%          10.57%          6.72%
                                                           =======         =======         =======         =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................   $48,685         $40,105         $51,465         $43,281        $34,999
Ratio of operating expenses to average net assets.......      0.98%           0.99%           0.97%           0.96%          0.96%
Ratio of net investment income to average net assets....      6.30%           6.10%           5.77%           5.93%          6.34%
Portfolio turnover rate.................................       347%            205%            142%            222%           279%
Ratio of operating expenses to average net assets
  without expense reimbursed............................      0.98%           0.99%           0.97%           0.96%          0.96%

------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                    K SHARES
                                                    ------------------------------------------------------------------------
                                                    YEAR          YEAR            YEAR            YEAR            YEAR
                                                    ENDED         ENDED           ENDED           ENDED           ENDED
                                                    6/30/01       6/30/00(C)      6/30/99(C)      6/30/98(C)      6/30/97(C)
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period..............  $   9.08       $   9.26        $   9.50        $   9.33        $   9.31
                                                    --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................      0.55           0.51            0.51            0.55            0.55
Net realized and unrealized gain/(loss) on
  investments.....................................      0.29          (0.17)          (0.24)           0.15            0.02
                                                    --------       --------        --------        --------        --------
Total from investment operations..................      0.84           0.34            0.27            0.70            0.57
                                                    --------       --------        --------        --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............     (0.55)         (0.52)          (0.51)          (0.53)          (0.55)
                                                    --------       --------        --------        --------        --------
Total distributions...............................     (0.55)         (0.52)          (0.51)          (0.53)          (0.55)
                                                    --------       --------        --------        --------        --------
Net asset value, end of period....................  $   9.37       $   9.08        $   9.26        $   9.50        $   9.33
                                                    ========       ========        ========        ========        ========
TOTAL RETURN(B)...................................      9.50%          3.80%           2.83%           7.73%           6.34%
                                                    ========       ========        ========        ========        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............  $254,904       $268,001        $339,622        $355,840        $325,331
Ratio of operating expenses to average net
  assets..........................................      0.96%          0.96%           0.95%           0.93%           0.93%
Ratio of net investment income to average net
  assets..........................................      5.87%          5.63%           5.38%           5.77%           5.91%
Portfolio turnover rate...........................       179%           130%            128%            194%            325%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................      0.96%          0.96%           0.95%           0.93%           0.93%

------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder International Bond Fund (a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                        K SHARES
                                                              ------------------------------------------------------------
                                                              YEAR          YEAR          YEAR          YEAR       PERIOD
                                                              ENDED         ENDED         ENDED         ENDED      ENDED
                                                              6/30/01(C)    6/30/00(C)    6/30/99(C)    6/30/98    6/30/97
                                                              ------------------------------------------------------------
Net asset value, beginning of period........................    $ 9.29        $ 9.75        $ 9.67      $  9.83    $  9.54
                                                                ------        ------        ------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................      0.25          0.28          0.31         0.19       0.09
Net realized and unrealized gain/(loss) on investments......     (0.93)        (0.24)         0.10        (0.11)      0.20
                                                                ------        ------        ------      -------    -------
Total from investment operations............................     (0.68)         0.04          0.41         0.08       0.29
                                                                ------        ------        ------      -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................     --            (0.50)        (0.18)       (0.22)     --
Distributions from net realized gains.......................     --            --            (0.15)       (0.02)     --
                                                                ------        ------        ------      -------    -------
Total distributions.........................................     --            (0.50)        (0.33)       (0.24)     --
                                                                ------        ------        ------      -------    -------
Net asset value, end of period..............................    $ 8.61        $ 9.29        $ 9.75      $  9.67    $  9.83
                                                                ======        ======        ======      =======    =======
TOTAL RETURN(B).............................................     (7.32)%        0.24%         3.92%        0.80%      3.04%
                                                                ======        ======        ======      =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................    $   95        $   44        $   27      $    77    $   103
Ratio of operating expenses to average net assets...........      1.10%         1.16%         1.14%        1.11%      1.14%(d)
Ratio of net investment income to average net assets........      2.78%         2.94%         3.03%        3.53%      3.61%(d)
Portfolio turnover rate.....................................        87%          138%           59%          81%        75%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................      1.10%         1.16%         1.14%        1.11%      1.18%(d)

------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Annualized.

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                               K SHARES
                                                  -------------------------------------------------------------------
                                                  YEAR          YEAR            YEAR            YEAR          YEAR
                                                  ENDED         ENDED           ENDED           ENDED         ENDED
                                                  6/30/01       6/30/00(C)      6/30/99(C)      6/30/98       6/30/97
                                                  -------------------------------------------------------------------
Net asset value, beginning of period............  $   9.79       $  10.03        $  10.38       $  10.09      $   9.98
                                                  --------       --------        --------       --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...........................      0.59           0.60            0.59           0.60          0.65
Net realized and unrealized gain/(loss) on
  investments...................................      0.44          (0.24)          (0.37)          0.36          0.07
                                                  --------       --------        --------       --------      --------
Total from investment operations................      1.03           0.36            0.22           0.96          0.72
                                                  --------       --------        --------       --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income............     (0.61)         (0.60)          (0.55)         (0.61)        (0.61)
Distributions from net realized gains...........     --             (0.00)(d)       (0.01)         (0.06)        (0.00)(d)
Distributions in excess of net realized gains...     --             (0.00)(d)       (0.01)         --             --
                                                  --------       --------        --------       --------      --------
Total distributions.............................     (0.61)         (0.60)          (0.57)         (0.67)        (0.61)
                                                  --------       --------        --------       --------      --------
Net asset value, end of period..................  $  10.21       $   9.79        $  10.03       $  10.38      $  10.09
                                                  ========       ========        ========       ========      ========
TOTAL RETURN(B).................................     10.74%          3.74%           2.11%          9.70%         7.49%
                                                  ========       ========        ========       ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $170,872       $177,334        $213,327       $219,724      $197,479
Ratio of operating expenses to average net
  assets........................................      0.97%          0.97%           0.96%          0.94%         0.96%
Ratio of net investment income to average net
  assets........................................      5.86%          6.07%           5.74%          6.00%         6.51%
Portfolio turnover rate.........................        23%            15%             23%            85%          130%
Ratio of operating expenses to average net
  assets without expenses reimbursed............      0.97%          0.97%           0.96%          0.94%         0.96%

------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                     K SHARES
                                                         -----------------------------------------------------------------
                                                         YEAR         YEAR         YEAR            YEAR         YEAR
                                                         ENDED        ENDED        ENDED           ENDED        ENDED
                                                         6/30/01      6/30/00      6/30/99(C)      6/30/98      6/30/97(C)
                                                         -----------------------------------------------------------------
Net asset value, beginning of period...................  $  9.45      $  9.62        $ 10.06       $  9.64        $  9.34
                                                         -------      -------        -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................     0.39         0.39           0.39          0.42           0.43
Net realized and unrealized gain/(loss) on
  investments..........................................     0.52        (0.16)         (0.28)         0.44           0.30
                                                         -------      -------        -------       -------        -------
Total from investment operations.......................     0.91         0.23           0.11          0.86           0.73
                                                         -------      -------        -------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...................    (0.39)       (0.40)         (0.39)        (0.42)         (0.43)
Distributions from net realized gains..................    --           --             (0.16)        (0.02)         (0.00)(d)
                                                         -------      -------        -------       -------        -------
Total distributions....................................    (0.39)       (0.40)         (0.55)        (0.44)         (0.43)
                                                         -------      -------        -------       -------        -------
Net asset value, end of period.........................  $  9.97      $  9.45        $  9.62       $ 10.06        $  9.64
                                                         =======      =======        =======       =======        =======
TOTAL RETURN(B)........................................     9.75%        2.48%          0.99%         9.02%          8.00%
                                                         =======      =======        =======       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................  $45,498      $45,515        $64,065       $57,574        $43,316
Ratio of operating expenses to average net assets......     0.98%        1.03%          1.00%         0.98%          0.88%
Ratio of net investment income to average net assets...     3.98%        4.14%          3.89%         4.29%          4.57%
Portfolio turnover rate................................       11%          13%            33%           34%            19%
Ratio of operating expenses to average net assets
  without expenses reimbursed..........................     0.98%        1.03%          1.00%         0.98%          1.02%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                   K SHARES
                                                    ----------------------------------------------------------------------
                                                    YEAR            YEAR            YEAR          YEAR          YEAR
                                                    ENDED           ENDED           ENDED         ENDED         ENDED
                                                    6/30/01(C)      6/30/00(C)      6/30/99       6/30/98       6/30/97(C)
                                                    ----------------------------------------------------------------------
Net asset value, beginning of period..............   $   9.79        $  10.03       $  10.74      $  10.52       $  10.35
                                                     --------        --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       0.41            0.41           0.42          0.49           0.47
Net realized and unrealized gain/(loss) on
  investments.....................................       0.50           (0.15)         (0.32)         0.38           0.25
                                                     --------        --------       --------      --------       --------
Total from investment operations..................       0.91            0.26           0.10          0.87           0.72
                                                     --------        --------       --------      --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............      (0.41)          (0.42)         (0.42)        (0.49)         (0.47)
Distributions from net realized gains.............     --               (0.08)         (0.39)        (0.16)         (0.08)
                                                     --------        --------       --------      --------       --------
Total distributions...............................      (0.41)          (0.50)         (0.81)        (0.65)         (0.55)
                                                     --------        --------       --------      --------       --------
Net asset value, end of period....................   $  10.29        $   9.79       $  10.03      $  10.74       $  10.52
                                                     ========        ========       ========      ========       ========
TOTAL RETURN(B)...................................       9.45%           2.73%          0.82%         8.43%          7.13%
                                                     ========        ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............   $122,217        $134,676       $173,863      $194,077       $190,243
Ratio of operating expenses to average net
  assets..........................................       1.01%           1.00%          0.98%         0.93%          0.95%
Ratio of net investment income to average net
  assets..........................................       4.05%           4.26%          3.94%         4.60%          4.52%
Portfolio turnover rate...........................         19%              6%            32%           61%            45%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................       1.01%           1.00%          0.98%         0.93%          0.95%

------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                    K SHARES
                                                    ------------------------------------------------------------------------
                                                    YEAR            YEAR            YEAR            YEAR          YEAR
                                                    ENDED           ENDED           ENDED           ENDED         ENDED
                                                    6/30/01(C)      6/30/00(C)      6/30/99(C)      6/30/98       6/30/97(C)
                                                    ------------------------------------------------------------------------
Net asset value, beginning of period..............   $  10.05        $  10.22        $  10.46       $  10.41       $  10.34
                                                     --------        --------        --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................       0.39            0.38            0.38           0.43           0.41
Net realized and unrealized gain/(loss) on
  investments.....................................       0.35           (0.12)          (0.14)          0.13           0.10
                                                     --------        --------        --------       --------       --------
Total from investment operations..................       0.74            0.26            0.24           0.56           0.51
                                                     --------        --------        --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............      (0.39)          (0.38)          (0.38)         (0.42)         (0.41)
Distributions from net realized gains.............     --               (0.05)          (0.10)         (0.09)         (0.03)
                                                     --------        --------        --------       --------       --------
Total distributions...............................      (0.39)          (0.43)          (0.48)         (0.51)         (0.44)
                                                     --------        --------        --------       --------       --------
Net asset value, end of period....................   $  10.40        $  10.05        $  10.22       $  10.46       $  10.41
                                                     ========        ========        ========       ========       ========
TOTAL RETURN(B)...................................       7.51%           2.68%           2.27%          5.44%          5.04%
                                                     ========        ========        ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............   $171,009        $201,005        $268,948       $295,601       $283,641
Ratio of operating expenses to average net
  assets..........................................       0.97%           0.97%           0.96%          0.94%          0.93%
Ratio of net investment income to average net
  assets..........................................       3.79%           3.75%           3.63%          4.07%          3.96%
Portfolio turnover rate...........................         23%             15%             25%            27%            31%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................       0.97%           0.97%           0.96%          0.94%          0.93%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period.

(c) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Cash Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                K SHARES
                                                    ----------------------------------------------------------------
                                                    YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED
                                                    6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                                    ----------------------------------------------------------------
Net asset value, beginning of period..............  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                    --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.053         0.051         0.046         0.050         0.048
                                                    --------      --------      --------      --------      --------
Total from investment operations..................     0.053         0.051         0.046         0.050         0.048
                                                    --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............    (0.053)       (0.051)       (0.046)       (0.050)       (0.048)
                                                    --------      --------      --------      --------      --------
Total distributions...............................    (0.053)       (0.051)       (0.046)       (0.050)       (0.048)
                                                    --------      --------      --------      --------      --------
Net asset value, end of period....................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                    ========      ========      ========      ========      ========
TOTAL RETURN(B)...................................      5.46%         5.23%         4.68%         5.14%         4.90%
                                                    ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............  $849,108      $811,582      $869,709      $672,842      $599,858
Ratio of operating expenses to average net
  assets..........................................      0.71%         0.70%         0.68%         0.66%         0.70%
Ratio of net investment income to average net
  assets..........................................      5.30%         5.11%         4.57%         5.02%         4.81%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................      0.71%         0.70%         0.68%         0.66%         0.70%

------------
(a) The Munder Cash Investment Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                K SHARES
                                                    ----------------------------------------------------------------
                                                    YEAR          YEAR          YEAR          YEAR          YEAR
                                                    ENDED         ENDED         ENDED         ENDED         ENDED
                                                    6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                                    ----------------------------------------------------------------
Net asset value, beginning of period..............  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                    --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................     0.031         0.030         0.026         0.029         0.028
                                                    --------      --------      --------      --------      --------
Total from investment operations..................     0.031         0.030         0.026         0.029         0.028
                                                    --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income..............    (0.031)       (0.030)       (0.026)       (0.029)       (0.028)
                                                    --------      --------      --------      --------      --------
Total distributions...............................    (0.031)       (0.030)       (0.026)       (0.029)       (0.028)
                                                    --------      --------      --------      --------      --------
Net asset value, end of period....................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                    ========      ========      ========      ========      ========
TOTAL RETURN(B)...................................      3.19%         3.04%         2.61%         2.98%         2.90%
                                                    ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............  $246,089      $229,726      $289,536      $205,600      $226,782
Ratio of operating expenses to average net
  assets..........................................      0.71%         0.71%         0.70%         0.69%         0.68%
Ratio of net investment income to average net
  assets..........................................      3.16%         2.99%         2.57%         2.93%         2.86%
Ratio of operating expenses to average net assets
  without expenses reimbursed.....................      0.71%         0.71%         0.70%         0.69%         0.68%

------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

           Munder U. S. Treasury Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                   K SHARES
                                                          -----------------------------------------------------------
                                                          YEAR         YEAR         YEAR         YEAR         YEAR
                                                          ENDED        ENDED        ENDED        ENDED        ENDED
                                                          6/30/01      6/30/00      6/30/99      6/30/98      6/30/97
                                                          -----------------------------------------------------------
Net asset value, beginning of period....................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                          -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................    0.049        0.047        0.042        0.048        0.047
                                                          -------      -------      -------      -------      -------
Total from investment operations........................    0.049        0.047        0.042        0.048        0.047
                                                          -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................   (0.049)      (0.047)      (0.042)      (0.048)      (0.047)
                                                          -------      -------      -------      -------      -------
Total distributions.....................................   (0.049)      (0.047)      (0.042)      (0.048)      (0.047)
                                                          -------      -------      -------      -------      -------
Net asset value, end of period..........................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                          =======      =======      =======      =======      =======
TOTAL RETURN(B).........................................     4.98%        4.77%        4.33%        4.87%        4.73%
                                                          =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................  $49,976      $13,440      $21,777      $41,247      $41,877
Ratio of operating expenses to average net assets.......     0.76%        0.76%        0.73%        0.72%        0.69%
Ratio of net investment income to average net assets....     4.82%        4.65%        4.23%        4.77%        4.64%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................     0.76%        0.76%        0.73%        0.72%        0.69%

------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Funds") as follows:

MFI:                                                    MFT:
EQUITY FUNDS                                            EQUITY FUNDS
Munder Bio(Tech)(2) Fund                                Munder Balanced Fund
Munder Digital Economy Fund                             Munder Equity Income Fund
Munder Focus Growth Fund                                Munder Index 500 Fund
Munder Future Technology Fund                           Munder International Equity Fund
Munder International NetNet Fund                        Munder Small Company Growth Fund
Munder Micro-Cap Equity Fund                            INCOME FUNDS
Munder MidCap Select Fund                               Munder Bond Fund
  (formerly Munder Growth Opportunities Fund)           Munder Intermediate Bond Fund
Munder Multi-Season Growth Fund                         Munder U.S. Government Income Fund
Munder Power Plus Fund                                  Munder Michigan Tax-Free Bond Fund
Munder Real Estate Equity Investment Fund               Munder Tax-Free Bond Fund
Munder Small-Cap Value Fund                             Munder Tax-Free Short-Intermediate Bond Fund
INCOME FUND                                             MONEY MARKET FUNDS
Munder International Bond Fund                          Munder Cash Investment Fund
MONEY MARKET FUND                                       Munder Tax-Free Money Market Fund
Munder Money Market Fund                                Munder U.S. Treasury Money Market Fund
FRAMLINGTON:
Munder Framlington Emerging Markets Fund
Munder Framlington Global Financial Services Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

     The Equity Funds (with the exception of the Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Future Technology Fund, Munder International NetNet Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Future Technology Fund, Munder International NetNet Fund, Munder MidCap Select Fund, Munder Power Plus Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of June 30, 2001, Class C Shares of the Munder Index 500 Fund and Class K of the Munder Focus Growth Fund, Munder MidCap Select Fund and Munder Framlington

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

Global Financial Services Fund had not commenced operations. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C, Class II and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than Munder Future Technology Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified. On February 26, 2001, Munder Growth Opportunities Fund changed its name to Munder MidCap Select Fund.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

     Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period for the Munder International Equity Fund, Munder International Bond Fund, Munder International NetNet Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") or World Asset Management ("World"), a wholly owned subsidiary of the Advisor, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Options: Each of the Equity Funds and the Bond Funds (except the Munder Tax-Free Short-Intermediate Bond Fund) may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. Currently Munder Bond Fund, Munder Intermediate Bond Fund, and Munder U.S. Government Income Fund do not amortize premiums on fixed income securities and do not amortize premiums or discounts on mortgage-backed securities. The Munder Balanced Fund does not amortize premiums or discounts on mortgage-backed securities. The adoption of the accounting policy will have no impact on the Funds' total net assets but could result in a reclassification between investment income, and realized and unrealized gains or losses. At this time, the Funds have not completed their analysis of the impact of this accounting change to the financial statements.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund, Munder International NetNet Fund, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on June 30, 2001, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

2. INVESTMENT ADVISORS, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                              FEES ON ASSETS
                                         FEES ON ASSETS     BETWEEN $4 BILLION       FEES ON ASSETS
                                        UP TO $4 BILLION      AND $5 BILLION      EXCEEDING $5 BILLION
                                        ----------------    ------------------    --------------------
Munder Future Technology Fund.......         1.00%                0.95%                  0.90%

                                                      FEES ON ASSETS          FEES ON ASSETS
                                                    UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                    ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.........          1.00%                   0.75%

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
Munder Bio(Tech)(2) Fund, Munder International NetNet Fund,
  and Munder Framlington Emerging Markets Fund..............         1.25%
Munder Micro-Cap Equity Fund................................         1.00%
Munder Digital Economy Fund, Munder Equity Income Fund,
  Munder Multi-Season Growth Fund, Munder Power Plus Fund,
  Munder Small-Cap Value Fund and Munder Small Company
  Growth Fund...............................................         0.75%
Munder Real Estate Equity Investment Fund...................         0.74%
Munder Balanced Fund........................................         0.65%
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

     For its advisory services, World is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Funds, at the following annual rates:

                                                                 FEES ON ASSETS
                                               FEES ON ASSETS       BETWEEN        FEES ON ASSETS
                                                   UP TO            $250 AND         EXCEEDING
                                                $250 MILLION      $500 MILLION      $500 MILLION
                                               --------------    --------------    --------------
Munder Index 500 Fund......................          0.20%             0.12%                0.07%

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
Munder International Equity Fund............................         0.75%

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     The Advisor or World voluntarily waived fees and reimbursed expenses for the year ended June 30, 2001, for the following Funds:

                                                                                EXPENSES
                            FUND                                FEES WAIVED    REIMBURSED
                            ----                                -----------    ----------
Munder Future Technology Fund...............................        --          $834,674*
Munder Multi-Season Growth Fund.............................    $1,092,466**      --
Munder Framlington Emerging Markets Fund....................        --            37,543
Munder Framlington International Growth Fund................        --            61,862

------------
 * Represents amounts voluntarily reimbursed by the Advisor prior to December 31, 2000 for certain operating expenses exceeding 0.38% of average daily net assets of the Munder Future Technology Fund.
** Represents amount waived by the Advisor prior to advisory fee reduction on May 15, 2001 to 0.75% of average daily net assets of the Munder Multi-Season Growth Fund.

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to Munder Bio(Tech)(2) Fund, Munder International NetNet Fund and the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to Munder Bio(Tech)(2) Fund, Munder International NetNet Fund and Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 94% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $743,785 for its shareholder services to the Funds for the year ended June 30, 2001.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($55,000 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 per committee ($6,000 for the Committee Chairman) plus a fee of $1,500 for each meeting of the committee attended or $750 for each telephone meeting, if any. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLAN

     The Funds have adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C, Class II and Class K Shares. Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B,

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

Class C and Class II Plan also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds).

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the year ended June 30, 2001, the Distributor paid $24,001 to Comerica Securities for shareholder services provided to the Funds.

     Comerica is among the Service Organizations who receive shareholder service fees from the Funds under the Plan. For the year ended June 30, 2001, the Distributor paid $5,978,092 to Comerica for shareholder services provided to the Funds.

     The effective rates, as a percentage of average daily net assets, under the Plan are as follows:

Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and the Munder Income Funds:

    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS K SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES              SERVICE FEES
    --------------           --------------           --------------           --------------
         0.25%                    1.00%                    1.00%                    0.25%

Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund, Munder International NetNet and Munder Power Plus Fund:

    CLASS A SHARES           CLASS B SHARES           CLASS II SHARES          CLASS K SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES              SERVICE FEES
    --------------           --------------           ---------------          --------------
         0.25%                    1.00%                    1.00%                    0.25%

Munder Index 500 Fund:

    CLASS A SHARES           CLASS B SHARES           CLASS K SHARES
      12B-1 FEES               12B-1 FEES              SERVICE FEES
    --------------           --------------           --------------
         0.25%                    1.00%                    1.00%

The Money Market Funds (excluding Munder Money Market Fund):

    CLASS A SHARES           CLASS K SHARES
      12B-1 FEES              SERVICE FEES
    --------------           --------------
         0.25%                    0.15%

Munder Money Market Fund:

    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES
    --------------           --------------           --------------
         0.25%                    1.00%                    1.00%

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     For the year ended June 30, 2001, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.15% and 0.50% of average net assets for the Class A Shares and the Class B Shares, respectively. For the year ended June 30, 2001 the waivers amounted to $467,680 for the Class A Shares and $1,916,544 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

     For the year ended June 30, 2001, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................       $  192,815,494          $  109,802,855
Munder Bio(Tech)(2) Fund........................           22,058,380               3,039,055
Munder Digital Economy Fund.....................           27,122,682               8,264,381
Munder Equity Income Fund.......................          119,810,093             145,767,586
Munder Future Technology Fund...................        2,091,320,013           2,001,648,327
Munder Index 500 Fund...........................          122,422,883             312,030,981
Munder International Equity Fund................           46,222,886              63,296,875
Munder International NetNet Fund................          274,928,255             290,897,318
Munder Micro-Cap Equity Fund....................          169,109,487             173,224,502
Munder Multi-Season Growth Fund.................          200,814,641             311,954,950
Munder Power Plus Fund..........................          210,753,964              28,698,403
Munder Real Estate Equity Investment Fund.......           17,833,569              25,559,129
Munder Small-Cap Value Fund.....................           89,228,028              82,027,168
Munder Small Company Growth Fund................          247,305,349             305,835,517
Munder Framlington Emerging Markets Fund........          117,097,168             117,100,979
Munder Framlington Healthcare Fund..............          570,639,106             217,245,581
Munder Framlington International Growth Fund....           83,359,330              81,993,152
Munder Bond Fund................................          294,786,675             279,353,037
Munder Intermediate Bond Fund...................          391,962,052             392,403,652
Munder International Bond Fund..................           27,603,314              27,673,434
Munder Michigan Tax-Free Bond Fund..............            5,204,331               7,187,068
Munder Tax-Free Bond Fund.......................           24,200,252              41,822,452
Munder Tax-Free Short-Intermediate Bond Fund....           45,007,489              83,870,112

     For the year ended June 30, 2001 purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................       $   23,370,832          $   29,933,103
Munder Equity Income Fund.......................            2,188,360               3,249,349
Munder Bond Fund................................          279,945,462             287,822,158
Munder Intermediate Bond Fund...................          298,779,236             334,124,108
Munder U.S. Government Income Fund..............           49,425,115              52,858,055

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     For the year ended June 30, 2001, the Munder Small-Cap Value Fund had the following written covered call and put options contracts:

                                                     NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                     -------------------      --------------
Beginning of period............................               130               $ 123,731
Written during the period......................             1,083                 662,129
Expired during the period......................            (1,013)               (607,216)
Closed during the period.......................              (200)               (178,644)
                                                           ------               ---------
Balance at end of period.......................                --                      --
                                                           ======               =========

     At June 30, 2001 aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                            TAX BASIS         TAX BASIS
                                                            UNREALIZED        UNREALIZED
                                                           APPRECIATION      DEPRECIATION
                                                           ------------      ------------
Munder Balanced Fund.................................      $  5,196,963      $  5,649,007
Munder Bio(Tech)(2) Fund.............................         2,309,521         1,659,733
Munder Digital Economy Fund..........................           475,319         1,642,849
Munder Equity Income Fund............................        29,865,519         4,676,183
Munder Future Technology Fund........................        29,339,436       356,944,698
Munder Index 500 Fund................................       363,797,852        85,936,933
Munder International Equity Fund.....................        32,007,583        19,446,173
Munder International NetNet Fund.....................         2,537,219       114,974,966
Munder Micro-Cap Equity Fund.........................        24,089,679         9,850,054
Munder Multi-Season Growth Fund......................        91,028,728        17,209,315
Munder Power Plus Fund...............................         2,076,520        21,302,833
Munder Real Estate Equity Investment Fund............         8,894,391         2,776,574
Munder Small-Cap Value Fund..........................        14,491,666         1,194,789
Munder Small Company Growth Fund.....................        11,337,880        12,928,772
Munder Framlington Emerging Markets Fund.............         3,118,973         7,753,261
Munder Framlington Healthcare Fund...................        70,957,026       124,569,098
Munder Framlington International Growth Fund.........         3,620,533         6,868,968
Munder Bond Fund.....................................         2,631,493         4,365,276
Munder Intermediate Bond Fund........................         5,540,077         3,694,437
Munder International Bond Fund.......................            22,127         4,675,778
Munder U.S. Government Income Fund...................         3,962,449         2,156,410
Munder Michigan Tax-Free Bond Fund...................         1,492,502            69,746
Munder Tax-Free Bond Fund............................         4,677,389           250,857
Munder Tax-Free Short-Intermediate Bond Fund.........         5,328,608            37,433

5. TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. During the year ended June 30, 2001, the Munder Power Plus Fund and the Munder Future Technology Fund held the following securities of affiliated companies:

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     MUNDER POWER PLUS FUND:

                                                       PURCHASED                SOLD
                                    VALUE AT    -----------------------    --------------     VALUE AT     REALIZED
           AFFILIATE                6/30/00        COST        SHARES      COST    SHARES     6/30/01        LOSS
           ---------                --------       ----        ------      ----    ------     --------     --------
Savanna Energy Services
  Corp. ........................     --         $2,508,128    1,281,000    --      --        $2,500,128     --

     MUNDER FUTURE TECHNOLOGY FUND:

                                                       PURCHASED                SOLD
                                    VALUE AT    -----------------------    --------------     VALUE AT     REALIZED
           AFFILIATE                6/30/00        COST        SHARES      COST    SHARES     6/30/01        LOSS
           ---------                --------       ----        ------      ----    ------     --------     --------
Blue Stream Ventures LP.........     --         $8,000,000    8,000,000    --      --        $7,772,000     --

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

     Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At June 30, 2001, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 44.8%, 33.7% and 21.7% of holdings, respectively.

     The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies engaged in the biotechnology industry and other healthcare related companies. The Munder Future Technology Fund primarily invests in equity securities of technology-related companies. The Munder International NetNet Fund primarily invests in foreign companies engaged in the Internet or Intranet related business. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder International Equity Fund and Munder International Bond Fund primarily invest in foreign securities and Munder International NetNet, Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

     The Munder Power Plus Fund will invest most of its assets in companies that are primarily engaged in non-regulated energy and power activities. As a result, the Fund will be particularly vulnerable to developments in the energy sector, fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific products or services and tax and other government regulation. The Fund will invest in companies that rely significantly on technological events or advances in their product development, production or operations. The value of stock of these companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and completion. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REDEMPTION IN KIND

     The Funds may redeem their capital stock shares by payment in portfolio securities, not cash. During the year ended June 30, 2001 the Munder Index 500 Fund had redemptions in kind of $136,654,314. In accordance with generally accepted accounting principles, the Munder Index 500 Fund realized a gain of $13,120,629. Based on income tax regulations, which may differ from generally accepted accounting principles, this gain will not be distributed to shareholders.

9. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Funds established a revolving line of credit with State Street Bank and Trust Company in which the Munder Index 500 Fund, Munder Future Technology Fund and Munder Micro-Cap Equity Fund participated. The line of credit was extended to include each of the Funds other than the Money Market Funds, and other funds managed by the Advisor or World, effective December 20, 2000 and Munder Power Plus Fund effective May 22, 2001. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the year ended June 30, 2001 the Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund utilized the revolving line of credit and incurred $1,578 and $1,164, respectively, in interest fees. On June 29, 2001, the Munder Intermediate Bond Fund utilized the revolving line of credit in the amount of $997,910. For the year ended June 30, 2001 total commitment fees for the Munder Funds were $36,434.

           The Munder Funds
                   Notes To Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

10. DEBT COMMITMENTS

     The Munder Future Technology Fund invests in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2001, the Munder Future Technology Fund has total commitments to contribute $14,550,000 to various issuers when and if required.

11. INCOME TAX INFORMATION

     As determined at June 30, 2001 the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                       EXPIRING     EXPIRING      EXPIRING     EXPIRING      EXPIRING
FUND                                     2003         2005          2007         2008          2009
----                                  ----------   -----------   ----------   ----------   ------------
Munder Digital Economy Fund.........      --           --            --           --       $      3,875
Munder Future Technology Fund.......      --           --            --           --        149,921,329
Munder International NetNet Fund....      --           --            --       $2,817,868     18,844,381
Munder Micro-Cap Equity Fund........      --           --            --           --            996,520
Munder Real Estate Equity Investment
  Fund..............................      --           --            --        3,739,801      3,948,439
Munder Framlington Emerging Markets
  Fund..............................      --           --        $5,449,416       --          2,111,714
Munder Bond Fund....................      --           --            --        3,071,265      7,929,451
Munder Intermediate Bond Fund.......  $8,154,852   $11,240,318       --        4,995,681      5,157,371
Munder International Bond Fund......      --           --            11,521      165,567        322,563
Munder U.S. Government Income Fund..      --           --            --           --          2,579,712
Munder Michigan Tax-Free Bond
  Fund..............................      --           --            --          456,326        334,758
Munder Tax-Free Money Market Fund...       3,653       --            --            8,085        --

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Funds have elected to defer net capital and currency losses arising between November 1, 2000 and June 30, 2001 as follows:

                                                                   AMOUNT
                                                                ------------
Munder Balanced Fund........................................    $  4,489,752
Munder Bio(Tech)(2) Fund....................................       1,323,003
Munder Digital Economy Fund.................................       1,273,601
Munder Future Technology Fund...............................     823,981,090
Munder Index 500 Fund.......................................      25,902,172
Munder International Equity Fund............................         747,169
Munder International NetNet Fund............................     169,388,095
Munder Micro-Cap Equity Fund................................       3,858,791
Munder Real Estate Equity Investment Fund...................         899,045
Munder Small Company Growth Fund............................      29,436,746
Munder Framlington Emerging Markets Fund....................      15,582,580
Munder Framlington Healthcare Fund..........................          82,098
Munder Framlington International Growth Fund................       5,472,087
Munder Bond Fund............................................       1,189,712
Munder Intermediate Bond Fund...............................         203,687
Munder International Bond Fund..............................         320,473

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Directors/Trustees and Shareholders of The Munder Funds Trust
The Munder Funds, Inc.
The Munder Framlington Funds Trust

We have audited the accompanying statements of assets and liabilities of the Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Small Company Growth Fund, Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government Income Fund, Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short Intermediate Bond Fund, Munder Cash Investment Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund (fourteen of the portfolios constituting The Munder Funds Trust), the Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund, Munder International NetNet Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder International Bond Fund (ten of the portfolios constituting the Munder Funds, Inc.), and the Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund (three of the portfolios constituting The Munder Framlington Funds Trust) (collectively, the "Funds"), including the portfolios of investments, as of June 30, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios referred to above constituting The Munder Funds Trust, The Munder Funds, Inc., and The Munder Framlington Funds Trust at June 30, 2001, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 15, 2001

           The Munder Funds
                   Tax Information, June 30, 2001 (Unaudited)

           ---------------------------------------------------------------------

     The percentages of total net assets invested in U.S. Government and U.S. Government Agency obligations at June 30, 2001, were as follows:

Munder Balanced Fund
  Federal Home Loan Mortgage Corporation....................        5.4%
  Federal National Mortgage Association.....................        3.3%
  Government Agency Debentures..............................        1.0%
  Government National Mortgage Association..................        0.1%
  U.S. Treasury Bond........................................        1.5%
  U.S. Treasury Notes.......................................        0.3%
Munder Bond Fund
  Federal Home Loan Mortgage Corporation....................       11.6%
  Federal National Mortgage Association.....................        5.9%
  Government Agency Debentures..............................        2.7%
  Government National Mortgage Association..................        0.7%
  U.S. Treasury Bond........................................        4.5%
  U.S. Treasury Notes.......................................        3.6%
Munder Intermediate Bond Fund
  Federal Home Loan Mortgage Corporation....................        5.0%
  Federal National Mortgage Association.....................        9.4%
  Government Agency Debentures..............................        9.9%
  Government National Mortgage Association..................        2.4%
  U.S. Treasury Bond........................................        1.1%
  U.S. Treasury Notes.......................................        2.0%
Munder U.S. Government Income Fund
  Federal Home Loan Mortgage Corporation....................       46.9%
  Federal National Mortgage Association.....................       30.9%
  Government National Mortgage Association..................        7.4%
  U.S. Treasury Bond........................................       13.2%
  U.S. Treasury Notes.......................................        1.1%
Munder U.S. Treasury Money Market Fund
  U.S. Treasury Bills.......................................       44.9%

     Of the distributions made by the following Funds, the corresponding percentage represents the amount of each distribution which will qualify for the dividend received deduction available to corporate shareholders:

Munder Balanced Fund........................................       12.7%
Munder Equity Income Fund...................................      100.0%
Munder Focus Growth Fund....................................       21.9%
Munder Index 500 Fund.......................................      100.0%
Munder MidCap Select Fund...................................       18.9%
Munder Real Estate Equity Investment Fund...................        1.1%
Munder Small-Cap Value Fund.................................       20.4%
Munder Small Company Growth Fund............................        3.2%
Munder Framlington Healthcare Fund..........................        2.6%

           The Munder Funds
                   Tax Information, June 30, 2001 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Of the distributions made from investment income, the following percentages are tax exempt for regular Federal income tax purposes:

Munder Michigan Tax-Free Bond Fund..........................      99.8%
Munder Tax-Free Bond Fund...................................      99.9%
Munder Tax-Free Short-Intermediate Bond Fund................      99.9%
Munder Tax-Free Money Market Fund...........................       100%

     The following amounts have been designated as capital gains dividends for the purpose of the dividends paid deduction:

Munder Balanced Fund......................................      $ 1,703,453
Munder Equity Income Fund.................................        7,451,859
Munder Focus Growth Fund..................................          340,720
Munder Index 500 Fund.....................................       13,317,805
Munder International Equity Fund..........................        3,705,020
Munder Micro-Cap Equity Fund..............................        3,160,588
Munder MidCap Select Fund.................................           80,862
Munder Multi-Season Growth Fund...........................       66,549,422
Munder Small Company Growth Fund..........................        3,521,219
Munder Framlington Healthcare Fund........................        3,393,197
Munder Framlington International Growth Fund..............        5,793,668

     The following amounts have been designated as foreign tax credits and foreign source income for regular Federal income tax purposes:

                                                     FOREIGN        FOREIGN
                                                       TAX           SOURCE
                                                      CREDIT         INCOME
                                                     --------      ----------
Munder International Equity Fund...............      $300,233      $2,978,353
Munder Framlington Emerging Markets Fund.......        69,413         694,722
Munder Framlington Global Financial Services
  Fund.........................................        16,907         120,704
Munder Framlington International Growth Fund...       125,042         918,564


                                                           THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISORS
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

            World Asset Management
            (Munder International Equity and Munder Index 500 Funds) 225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNK0601

INVESTMENT ADVISORS:Munder Capital Management and
                    World Asset Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                                   Annual Report
                                                           CLASS A, B & Y SHARES

                                                                   June 30, 2001

[MUNDER FUNDS BE FOCUSED LOGO]
                                                       THE MUNDER INDEX 500 FUND


                                                                    "We are pleased that the Fund closely
                                                                    tracked the return of the S&P 500
                                                                    Index over the past year."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in the Munder Index 500 Fund. This information extends through June 30, 2001.

       The goal of the Munder Index 500 Fund is to track the total return of the S&P 500 Index. This Fund is often the choice of investors who want to participate in the stock market but prefer to limit their downside risk to that of the overall market, as measured by the S&P 500 Index.

       The S&P 500 universe consists of 500 stocks that are chosen on the basis of their market size, liquidity and industry group representation. It is a market-valued weighted index, with the largest companies in the S&P 500 universe having the greatest impact on the S&P 500's return. As of June 30, 2001, the market value of the companies in the Index ranged from $698 million to $484 billion. We are pleased that the Fund closely tracked the return of the S&P 500 Index over the past year.

       If you have any questions about this Fund, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

           Table of
                   Contents

           ---------------------------------------------------------------------

                 FUND OVERVIEW
                                II          Management's Discussion and Analysis
                                III         Munder Index 500 Fund
                                V           HYPOTHETICALS AND TOTAL RETURNS

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder Index 500 Fund
                                13          FINANCIAL STATEMENTS
                                18          FINANCIAL HIGHLIGHTS
                                21          NOTES TO FINANCIAL STATEMENTS
                                26          REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     The year ending June 30, 2001, was marked by a sharp deceleration in economic growth. One year ago, in June 2000, the National Association of Purchasing Management's (NAPM) Index, which provides a snapshot of the strength in industrial activity, stood at 52.1. The dividing line between an expansion and contraction in manufacturing activity is 50. By August, 2000, the Index had fallen below 50, indicating a contraction in the manufacturing sector. After reaching a low of 41.2 in January, the Index has rebounded slightly, reaching
44.7 by June 2001. As the 12-month time period ended, therefore, manufacturing activity was continuing to contract.

     In contrast to the manufacturing sector, Gross Domestic Product (GDP), a measure of total economic activity, has remained positive although it has decelerated sharply. Real GDP (adjusted for inflation) rose by 1.32% between June 2000 and June 2001. This was a marked deceleration in growth from the 5.22% GDP increase posted for June 1999 through June 2000. Consumption, which accounts for approximately two-thirds of economic activity, has held up reasonably well. Construction activity has also been a source of strength. Business spending on equipment and software, however, moved from a 13.19% increase for the year ending June 30, 2000 to a 4.00% decline for the year ending June 30, 2001. As the economy slowed, inventory accumulation slowed as well, turning negative in the first two quarters of 2001. Net exports have also taken their toll on growth. While imports have fallen by 6.7% over the past year as the pace of domestic economic activity declined, exports have fallen even faster in response to the slowing of the global economy.

     The news on inflation over the past year has been more positive than the news on economic growth. As of June 2001, the Consumer Price Index (CPI) was 3.31% higher than June 2000. This is lower than the 3.67% CPI increase from June 1999 through June 2000.

     Whether the economy is or will be in a technical recession (two consecutive quarters of negative GDP growth), we will know with certainty only in hindsight. What is clear is that slowing economic growth has had a significant impact on the financial markets.

THE STOCK MARKET
     The decline in economic growth, with its negative impact on actual and anticipated corporate earnings, took a heavy toll on the stock market during the year ending June 30, 2001. While there is debate about whether the economy is in recession, there is no doubt that there is a profits recession. S&P 500 earnings for the second quarter of 2001 are expected to fall by 21.10%, compared to year-ago levels. By contrast, earnings for the second quarter of 2000 increased 12.64% versus year-earlier levels.

     For the year ending June 30, the S&P 500 Index generated a return of -14.83%. Even with this double-digit negative performance, six of the 10 sectors of the S&P 500 Index turned in a positive return. In fact, the financials and utilities sectors both earned returns of greater than 20%, while the materials sector earned a return of over 18%. The weakness in the S&P 500 Index came primarily from one sector: technology. With a 23.8% weight in the Index and a return of -52.73% for the year, the technology sector alone subtracted over 16 percentage points from the Index's return for the 12-month time period. Although telecommunications services also had a very

           ---------------------------------------------------------------------

weak return (-30.24%), its relatively small weight in the Index limited its impact on the performance of the S&P 500 Index.

     Across the capitalization ranges of the stock market, smaller company stocks had better relative performance than the larger-cap S&P 500 for the year. The S&P MidCap 400 Index generated a return of 8.87% while the S&P SmallCap 600 Index had an even stronger return of 11.12%.

     International stocks trailed the U.S. stock market. The MSCI EAFE Index, a widely followed benchmark for international stocks, posted a -23.63% return for the year ending June 30.

Please Note: The following paragraphs detail the performance of The Munder Index 500 Fund for the year ending June 30, 2001. The Fund offers its shares to investors in more than one class. These classes have different sales charges and expenses, which affect performance. Performance data in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses. The Lipper Universe of Mutual Funds referred to below is compiled by Lipper Analytical Services, Inc. and categorized based on investment objective.

MUNDER INDEX 500 FUND

FUND MANAGERS: TODD B. JOHNSON AND KEN A. SCHLUCHTER
     The Fund earned a return of -15.15% for the year ending June 30, 2001, relative to the -14.83% return for the S&P 500 Index and the -15.16% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, one-year, two-year, three-year, and five-year time periods ending June 30, 2001.

     The Fund achieved its goal of closely tracking the return of the S&P 500 Index for the year. The primary reason for the difference between the Fund's return and that of the S&P 500 Index is that the Fund's return is reported after the deduction of expenses. Since the S&P 500 Index is not an actual fund, there are no expenses charged against its return.

     Although the S&P 500 Index generated a -14.83% return for the year ending June 30, six of the ten S&P 500 sectors showed positive returns for the year. The financials sector was the top-performing sector for the year, with a return of 21.56%. Given its 16% weight in the Index, financials contributed over two percentage points to the Index's return for the year. Other sectors that generated a positive double-digit return included utilities (+21.29%) and materials (+18.41%).

     These positive contributions were more than outweighed by the negative contribution of the technology sector. With its return of -52.73% for the year and its weight of 24% in the Index, technology subtracted 16.30% from the S&P 500's return. This is a sharp contrast to the previous year (ending June 30, 2000) in which technology generated a 50.37% return. Telecommunications had a -30.24% return for the past year. However, with a weight of only 6% in the Index, it subtracted only 1.96% from the S&P 500's return.

           ---------------------------------------------------------------------

     The sector returns of the S&P 500 Index were closely mirrored in the sector returns of the Fund. Since the goal of the Fund is to track the total return of the S&P 500 Index, the weight of each of the 500 stocks in the Fund is monitored closely relatively to its weight in the S&P 500 Index. Therefore, both sector and issue weights of the Fund remain close to the weights of the S&P 500 Index. Cash flows are promptly invested in order to minimize their impact on the Fund's return.

           Hypotheticals and Total Returns

           ---------------------------------------------------------------------

The following graphs represent the performance of the Fund since the inception of each class of shares. This includes a period of time since February 1, 1995 during which the Fund has been managed by Munder Capital management or its wholly-owned subsidiary World Asset Management and prior periods when the Fund was managed by their predecessors. The chart following each line graph sets forth performance information and the growth of a hypothetical $10,000 investment for multiple classes of shares. Differing sales charges and expenses of classes not shown in the line graphs will have an effect on performance. In addition, the information contained in the charts and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of any investment will fluctuate so that an investor's shares, upon redemption, may be worth more or less than original cost. Total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends.

INDEX 500 FUND
                            CLASS A, B & Y SHARE HYPOTHETICALS
           ---------------------------------------------------------------------
           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS A [GRAPHIC IMAGE]

                                                CLASS A--2.50% FRONT-END                                  LIPPER S&P 500 FUNDS
                                                          LOAD                    S&P 500 INDEX                  AVERAGE
                                                ------------------------          -------------           --------------------
12/9/92                                                     9750                       10000                       10000
                                                            9758                       10122                       10120
                                                            9848                       10207                       10198
2/28/93                                                     9978                       10346                       10335
                                                           10187                       10564                       10550
                                                            9937                       10309                       10288
                                                           10200                       10584                       10557
                                                           10226                       10615                       10582
                                                           10180                       10572                       10535
                                                           10559                       10972                       10927
                                                           10479                       10888                       10843
                                                           10696                       11113                       11063
                                                           10590                       11007                       10953
                                                           10714                       11140                       11082
                                                           11077                       11519                       11451
2/28/94                                                    10765                       11206                       11132
                                                           10301                       10718                       10646
                                                           10422                       10856                       10782
                                                           10583                       11033                       10953
                                                           10323                       10763                       10682
                                                           10653                       11116                       11028
                                                           11078                       11571                       11472
                                                           10789                       11288                       11189
                                                           11046                       11542                       11438
                                                           10646                       11122                       11021
                                                           10793                       11287                       11181
                                                           11071                       11579                       11468
2/28/95                                                    11498                       12030                       11909
                                                           11839                       12384                       12254
                                                           12184                       12749                       12609
                                                           12659                       13257                       13104
6/30/95                                                    12944                       13565                       13402
                                                           13366                       14015                       13839
                                                           13394                       14050                       13871
                                                           13961                       14642                       14448
                                                           13914                       14590                       14396
                                                           14517                       15230                       15021
                                                           14800                       15523                       15303
                                                           15297                       16051                       15816
                                                           15407                       16200                       15955
                                                           15559                       16356                       16110
                                                           15789                       16597                       16343
                                                           16179                       17024                       16754
6/30/96                                                    16247                       17089                       16816
                                                           15533                       16335                       16076
                                                           15855                       16680                       16407
                                                           16734                       17618                       17323
                                                           17198                       18104                       17798
                                                           18472                       19471                       19130
                                                           18102                       19085                       18747
                                                           19216                       20277                       19906
                                                           19350                       20436                       20057
                                                           18541                       19598                       19226
                                                           19649                       20767                       20364
                                                           20839                       22037                       21594
6/30/97                                                    21766                       23016                       22555
                                                           23481                       24848                       24330
                                                           22171                       23457                       22970
                                                           23373                       24742                       24210
                                                           22590                       23916                       23399
                                                           23611                       25023                       24459
                                                           24019                       25453                       24865
                                                           24271                       25736                       25136
                                                           26004                       27591                       26929
                                                           27320                       29004                       28289
                                                           27596                       29297                       28560
                                                           27113                       28907                       28057
6/30/98                                                    28208                       30081                       29184
                                                           28625                       29641                       28866
                                                           24460                       25355                       24695
                                                           26043                       26980                       26270
                                                           28144                       29173                       28396
                                                           29830                       30941                       30105
                                                           31539                       32723                       31845
                                                           32836                       34091                       33141
                                                           31801                       33031                       32100
                                                           33054                       34352                       33372
                                                           34307                       35682                       34636
                                                           33487                       34839                       33802
6/30/99                                                    34425                       36773                       35657
                                                           33344                       35626                       34534
                                                           33167                       35448                       34344
                                                           32252                       34476                       33389
                                                           34264                       36659                       35483
                                                           34943                       37403                       36175
                                                           36987                       39606                       38288
                                                           35111                       37618                       36350
                                                           34441                       36907                       35645
                                                           37799                       40516                       39106
                                                           36654                       39297                       37913
                                                           35887                       38491                       37113
6/30/00                                                  36744.4                       39442                       37982
                                                         36158.1                     38825.5                     37397.1
                                                         38395.6                       41237                       39697
                                                         36339.2                     39060.1                     37581.2
                                                         36169.9                     38894.8                     37404.5
                                                         33303.9                     35828.4                     34468.3
                                                         33449.9                     36003.6                     34623.4
                                                         34625.9                       37281                     35807.5
                                                         31449.5                     33881.7                     32552.6
                                                         29444.9                     31735.3                       30492
                                                         31716.5                     34201.4                     32827.7
                                                           31923                     34430.6                     33034.5
6/30/01                                                  31122.6                     33592.6                     32215.3

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS B [GRAPHIC IMAGE]

                                                 CLASS B--0.50% BACK-END                                  LIPPER S&P 500 FUNDS
                                                          LOAD                    S&P 500 INDEX                  AVERAGE
                                                          --------------          -------------           --------------------
10/31/95                                                   10000                       10000                       10000
                                                           10434                       10438                       10433
                                                           10634                       10639                       10628
                                                           10991                       11001                       10984
                                                           11063                       11103                       11078
                                                           11173                       11210                       11185
                                                           11331                       11375                       11345
                                                           11611                       11668                       11629
6/30/96                                                    11651                       11713                       11674
                                                           11139                       11196                       11157
                                                           11363                       11432                       11386
                                                           11999                       12075                       12021
                                                           12317                       12408                       12350
                                                           13237                       13345                       13274
                                                           12962                       13081                       13007
                                                           13752                       13898                       13811
                                                           13847                       14007                       13915
                                                           13266                       13432                       13337
                                                           14051                       14233                       14127
                                                           14903                       15104                       14982
6/30/97                                                    15562                       15775                       15647
                                                           16781                       17031                       16878
                                                           15838                       16077                       15935
                                                           16691                       16958                       16795
                                                           16126                       16392                       16233
                                                           16856                       17151                       16968
                                                           17144                       17446                       17250
                                                           17316                       17639                       17438
                                                           18550                       18911                       18681
                                                           19485                       19879                       19625
                                                           19674                       20080                       19813
                                                           19330                       19813                       19464
6/30/98                                                    19901                       20617                       20246
                                                           19881                       20315                       20026
                                                           16990                       17378                       17132
                                                           18072                       18492                       18225
                                                           19529                       19995                       19699
                                                           20689                       21207                       20885
                                                           21877                       22428                       22092
                                                           22767                       23366                       22991
                                                           22052                       22639                       22270
                                                           22910                       23545                       23151
                                                           23776                       24456                       24029
                                                           23201                       23879                       23450
6/30/99                                                    24314                       25204                       24737
                                                           23543                       24417                       23958
                                                           23411                       24295                       23826
                                                           22756                       23630                       23164
                                                           24183                       25125                       24616
                                                           24652                       25635                       25096
                                                           26081                       27145                       26562
                                                           24751                       25783                       25218
                                                           24271                       25295                       24729
                                                           26628                       27769                       27130
                                                           25810                       26933                       26302
                                                           25263                       26381                       25747
6/30/00                                                  26022.6                       27033                       26350
                                                           25599                     26610.5                     25944.2
                                                           27175                     28263.2                     27539.8
                                                         25713.1                     26771.2                     26071.9
                                                         25584.8                       26658                     25949.4
                                                         23556.8                     24556.3                     23912.3
                                                         23647.5                     24676.4                       24020
                                                         24470.3                     25551.9                     24841.4
                                                         22224.7                       23222                     22583.3
                                                         20798.8                     21750.9                     21153.8
                                                         22403.4                     23441.2                     22774.2
                                                         22532.1                     23598.3                     22917.7
6/30/01                                                    21923                     23023.9                     22349.3

           A HYPOTHETICAL ILLUSTRATION OF A $10,000 INITIAL INVESTMENT--CLASS Y [GRAPHIC IMAGE]

                                                                                                          LIPPER S&P 500 FUNDS
                                                         CLASS Y                  S&P 500 INDEX                  AVERAGE
                                                         -------                  -------------           --------------------
12/1/91                                                    10000                       10000                       10000
                                                           11110                       11141                       11133
                                                           10904                       10934                       10923
2/29/92                                                    11044                       11075                       11063
                                                           10824                       10860                       10846
                                                           11137                       11179                       11158
                                                           11177                       11233                       11210
                                                           11016                       11066                       11040
                                                           11462                       11518                       11481
                                                           11228                       11283                       11244
                                                           11350                       11415                       11370
                                                           11385                       11455                       11404
                                                           11774                       11844                       11787
                                                           11908                       11989                       11927
                                                           12017                       12089                       12019
2/28/93                                                    12176                       12254                       12181
                                                           12431                       12512                       12437
                                                           12126                       12210                       12129
                                                           12446                       12536                       12442
                                                           12478                       12572                       12473
                                                           12422                       12522                       12419
                                                           12884                       12996                       12881
                                                           12787                       12896                       12776
                                                           13052                       13163                       13035
                                                           12922                       13037                       12906
                                                           13073                       13195                       13061
                                                           13517                       13643                       13495
2/28/94                                                    13147                       13273                       13118
                                                           12569                       12695                       12547
                                                           12725                       12858                       12705
                                                           12922                       13068                       12909
                                                           12604                       12748                       12591
                                                           13016                       13167                       12998
                                                           13546                       13705                       13523
                                                           13203                       13370                       13191
                                                           13513                       13670                       13482
                                                           13025                       13173                       12991
                                                           13212                       13368                       13180
                                                           13553                       13714                       13519
2/28/95                                                    14075                       14248                       14039
                                                           14500                       14668                       14448
                                                           14923                       15100                       14867
                                                           15505                       15702                       15450
6/30/95                                                    15861                       16067                       15803
                                                           16378                       16599                       16321
                                                           16424                       16641                       16358
                                                           17114                       17342                       17040
                                                           17056                       17280                       16979
                                                           17796                       18038                       17717
                                                           18144                       18386                       18046
                                                           18765                       19011                       18655
                                                           18899                       19188                       18823
                                                           19089                       19372                       19007
                                                           19359                       19658                       19279
                                                           19849                       20164                       19764
6/30/96                                                    19923                       20241                       19841
                                                           19061                       19347                       18961
                                                           19455                       19756                       19351
                                                           20537                       20867                       20434
                                                           21107                       21442                       20995
                                                           22680                       23062                       22570
                                                           22220                       22605                       22121
                                                           23585                       24016                       23492
                                                           23762                       24205                       23670
                                                           22776                       23212                       22690
                                                           24121                       24597                       24034
                                                           25594                       26101                       25490
6/30/97                                                    26736                       27261                       26627
                                                           28840                       29431                       28723
                                                           27233                       27783                       27117
                                                           28701                       29305                       28581
                                                           27754                       28327                       27624
                                                           29020                       29638                       28875
                                                           29513                       30148                       29354
                                                           29823                       30482                       29674
                                                           31964                       32680                       31790
                                                           33588                       34353                       33396
                                                           33927                       34700                       33716
                                                           33333                       34239                       33123
6/30/98                                                    34690                       35629                       34452
                                                           34308                       35107                       34077
                                                           29334                       30030                       29153
                                                           31223                       31955                       31013
                                                           33755                       34553                       33522
                                                           35773                       36647                       35540
                                                           37834                       38758                       37594
                                                           39404                       40378                       39124
                                                           38167                       39122                       37895
                                                           39686                       40687                       39396
                                                           41186                       42262                       40889
                                                           40206                       41264                       39904
6/30/99                                                    42433                       43555                       42094
                                                           41101                       42196                       40768
                                                           40883                       41985                       40544
                                                           39755                       40834                       39417
                                                           42259                       43419                       41889
                                                           43096                       44300                       42705
                                                           45630                       46910                       45199
                                                           43321                       44555                       42912
                                                           42498                       43713                       42080
                                                           46646                       47988                       46166
                                                           45218                       46543                       44758
                                                           44278                       45589                       43813
6/30/00                                                    45323                       46715                       44839
                                                           44601                     45984.8                     44148.5
                                                           47371                       48841                     46863.6
                                                         44840.7                     46262.7                     44365.8
                                                         44647.1                       46067                     44157.3
                                                         41116.4                       42435                     40690.9
                                                         41297.3                     42642.6                       40874
                                                         42746.6                     44155.5                     42271.9
                                                           38832                     40129.4                     38429.4
                                                         36359.6                     37587.2                     35996.8
                                                           39175                     40508.1                     38754.2
                                                         39429.5                     40779.5                     38998.3
6/30/01                                                  38457.4                     39786.9                     38031.2

                            GROWTH OF A $10,000 INVESTMENT                   AVERAGE ANNUAL TOTAL RETURNS
                    ----------------------------------------------          ------------------------------
                                                            LIPPER
                                                           S&P 500               ONE          ONE     FIVE
                       WITH    WITHOUT          S&P          FUNDS              YEAR         YEAR    YEARS
INDEX 500              LOAD       LOAD         500#      AVERAGE**            W/LOAD   W/OUT LOAD   W/LOAD
----------------------------------------------------------------------------------------------------------
CLASS A -- 12/9/92  $31,122*   $31,927      $33,593      $  32,215          (17.42)%*    (15.30)%   13.33%*
CLASS B -- 10/31/95 $21,923+   $21,973      $23,024      $  22,349          (18.06)%+    (15.56)%   13.41%+
CLASS Y -- 12/1/91      N/A    $38,457      $39,787      $  38,031               N/A     (15.15)%      N/A

                        AVERAGE ANNUAL TOTAL RETURNS
                     -----------------------------------

                           FIVE       SINCE        SINCE
                          YEARS   INCEPTION    INCEPTION
INDEX 500            W/OUT LOAD      W/LOAD   W/OUT LOAD
-------------------  -----------------------------------
CLASS A -- 12/9/92       13.90%      14.19%*      14.53%
CLASS B -- 10/31/95      13.53%      14.86%+      14.91%
CLASS Y -- 12/1/91       14.07%         N/A       15.10%

           ---------------------------------------------------------------------

 * Reflects the deduction of the maximum sales charge of 5.50% for Class A
   Shares.
 + Based on the declining contingent deferred sales charge (CDSC) schedule as defined in the prospectus.
 # The S&P 500 Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. Index since inception returns for Class A, Class B, and Class Y shares of the Index 500 Fund are as of 11/30/92, 10/31/95, and 11/30/91, respectively.
** The Lipper S&P 500 Funds Average represents the average performance of a universe of mutual funds compiled by Lipper Analytical Services, Inc. The funds included are categorized under the same investment objective as the Fund and have been in existence since the Fund's inception date. Lipper since inception returns for Class A, Class B, and Class Y shares of the Index 500 Fund are as of 11/30/92, 10/31/95, and 11/30/91, respectively.

                      [This Page Intentionally Left Blank]

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 94.5%
    AEROSPACE & DEFENSE -- 1.4%
     19,600    General Dynamics
                 Corporation        $    1,525,076
     10,000    Goodrich (B.F.)
                 Company                   379,800
     79,750    Honeywell
                 International,
                 Inc.                    2,790,452
     42,542    Lockheed Martin
                 Corporation             1,576,181
      8,400    Northrop Grumman
                 Corporation               672,840
     35,000    Raytheon Company+           929,250
     85,998    The Boeing Company        4,781,489
     46,492    United Technologies
                 Corporation             3,406,004
                                    --------------
                                        16,061,092
                                    --------------
    AIRLINES -- 0.2%
     15,100    AMR Corporation             545,563
     12,100    Delta Air Lines,
                 Inc.                      533,368
     74,818    Southwest Airlines
                 Company                 1,383,385
      6,700    US Airways Group,
                 Inc.+                     162,810
                                    --------------
                                         2,625,126
                                    --------------
    AIR FREIGHT & COURIERS -- 0.1%
     30,260    FedEx Corporation+        1,216,452
                                    --------------
    AUTOMOBILES -- 0.8%
    180,216    Ford Motor Company        4,424,303
     54,100    General Motors
                 Corporation             3,481,335
     29,800    Harley-Davidson,
                 Inc.                    1,402,984
                                    --------------
                                         9,308,622
                                    --------------
    AUTO COMPONENTS -- 0.3%
      7,200    Cooper Tire &
                 Rubber Company            102,240
     14,618    Dana Corporation            341,184
     55,133    Delphi Automotive
                 Systems
                 Corporation               878,269
     15,600    Goodyear Tire &
                 Rubber Company            436,800
      8,400    Johnson Controls,
                 Inc.                      608,748

SHARES                                       VALUE
--------------------------------------------------
    AUTO COMPONENTS (CONTINUED)
      5,650    Snap-On, Inc.        $      136,504
     12,300    TRW, Inc.                   504,300
     12,967    Visteon Corporation         238,333
                                    --------------
                                         3,246,378
                                    --------------
    BANKS -- 5.6%
     36,450    AmSouth
                 Bancorporation            673,960
    157,999    Bank of America
                 Corporation             9,484,680
     72,400    Bank of New York
                 Company, Inc.           3,475,200
    114,805    Bank One
                 Corporation             4,110,019
     40,100    BB&T Corporation          1,471,670
     20,585    Charter One
                 Financial, Inc.           656,662
     17,500    Comerica, Inc.            1,008,000
     56,739    Fifth Third
                 Bancorporation          3,407,177
     96,734    First Union
                 Corporation             3,379,886
    106,703    FleetBoston
                 Financial
                 Corporation             4,209,433
     15,600    Golden West
                 Financial
                 Corporation             1,002,144
     24,842    Huntington
                 Bancshares, Inc.          406,167
     41,900    KeyCorp                   1,091,495
     47,000    Mellon Financial
                 Corporation             2,162,000
     59,200    National City
                 Corporation             1,822,176
     22,000    Northern Trust
                 Corporation             1,375,000
     28,500    PNC Financial
                 Services Group          1,875,015
     22,500    Regions Financial
                 Corporation               720,000
     33,200    Southtrust
                 Corporation               863,200
     28,800    SunTrust Banks,
                 Inc.                    1,865,664
     28,600    Synovus Financial
                 Corporation               897,468
    187,768    U.S. Bancorp              4,279,233

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BANKS (CONTINUED)
     13,600    Union Planters
                 Corporation        $      592,960
     20,635    Wachovia
                 Corporation             1,468,180
     86,246    Washington Mutual,
                 Inc.                    3,238,537
    169,060    Wells Fargo &
                 Company                 7,849,456
      9,100    Zions
                 Bancorporation            536,900
                                    --------------
                                        63,922,282
                                    --------------
    BEVERAGES -- 2.0%
     88,400    Anheuser-Busch
                 Companies, Inc.         3,642,080
      6,700    Brown-Forman
                 Corporation,
                 Class B                   428,398
    245,100    Coca-Cola Company        11,029,500
     41,400    Coca-Cola
                 Enterprises, Inc.         676,890
      3,600    Coors (Adolph)
                 Company, Class B          180,648
     13,900    Pepsi Bottling
                 Group, Inc.               557,390
    144,200    PepsiCo, Inc.             6,373,640
                                    --------------
                                        22,888,546
                                    --------------
    BIOTECHNOLOGY -- 0.8%
    102,900    Amgen, Inc.+              6,243,972
     14,500    Biogen, Inc.+               788,220
     18,800    Chiron Corporation+         958,800
     20,900    MedImmune, Inc.+            986,480
                                    --------------
                                         8,977,472
                                    --------------
    BUILDING PRODUCTS -- 0.1%
      5,975    Crane Company               185,225
     45,300    Masco Corporation         1,130,688
                                    --------------
                                         1,315,913
                                    --------------
    CHEMICALS -- 1.1%
     22,700    Air Products &
                 Chemicals, Inc.         1,038,525
     88,576    Dow Chemical
                 Company                 2,945,152

SHARES                                       VALUE
--------------------------------------------------
    CHEMICALS (CONTINUED)
    102,749    dupont (E.I.) de
                 Nemours & Company  $    4,956,612
      7,475    Eastman Chemical
                 Company                   356,034
     12,850    Engelhard
                 Corporation               331,402
      3,100    FMC Corporation+            212,536
      4,900    Great Lakes
                 Chemical
                 Corporation               151,165
     10,600    Hercules, Inc.              119,780
      9,700    International
                 Flavors &
                 Fragrances, Inc.          243,761
     16,500    PPG Industries,
                 Inc.                      867,405
     15,900    Praxair, Inc.               747,300
     21,652    Rohm & Haas Company         712,351
      7,712    Sigma-Aldrich
                 Corporation               297,837
                                    --------------
                                        12,979,860
                                    --------------
    COMMERCIAL SERVICES & SUPPLIES -- 1.7%
     19,400    Allied Waste
                 Industries, Inc.+         362,392
     61,500    Automatic Data
                 Processing, Inc.        3,056,550
     10,800    Avery Dennison
                 Corporation               551,340
      8,900    Block (H & R), Inc.         574,495
     83,913    Cendant
                 Corporation+            1,636,304
     16,600    Cintas Corporation          767,750
     23,700    Concord EFS, Inc.+        1,232,637
     17,000    Convergys
                 Corporation+              514,250
      7,200    Deluxe Corporation          208,080
     11,600    Donnelley (R.R.) &
                 Sons Company              344,520
     12,400    Ecolab, Inc.                508,028
     14,100    Equifax, Inc.               517,188
     38,592    First Data
                 Corporation             2,479,536
     12,200    Fiserv, Inc.+               780,556
     28,980    IMS Health, Inc.            825,930
     36,750    Paychex, Inc.             1,470,000

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
     24,300    Pitney Bowes, Inc.   $    1,023,516
     17,300    Robert Half
                 International,
                 Inc.+                     430,597
     13,007    Sabre Holdings
                 Corporation,
                 Class A                   650,350
     61,353    Waste Management,
                 Inc.                    1,890,899
                                    --------------
                                        19,824,918
                                    --------------
    COMMUNICATION EQUIPMENT -- 2.9%
     76,800    ADC
               Telecommunications,
                 Inc.+                     506,880
      7,837    Andrew Corporation+         144,593
     27,912    Avaya, Inc.+                382,394
     18,600    Cabletron Systems,
                 Inc.+                     425,010
    721,100    Cisco Systems,
                 Inc.+                  13,124,020
     16,800    Comverse
                 Technology, Inc.+         959,280
     91,629    Corning, Inc.             1,531,121
    129,700    JDS Uniphase
                 Corporation+            1,621,250
    335,745    Lucent
                 Technologies,
                 Inc.                    2,081,619
    216,441    Motorola, Inc.            3,584,263
    313,700    Nortel Networks
                 Corporation             2,851,533
     74,600    QUALCOMM, Inc.+           4,362,608
     16,100    Scientific-Atlanta,
                 Inc.                      653,660
     40,300    Tellabs, Inc.+              781,014
                                    --------------
                                        33,009,245
                                    --------------
    COMPUTERS & PERIPHERALS -- 4.2%
     34,400    Apple Computer,
                 Inc.+                     799,800
    166,423    Compaq Computer
                 Corporation             2,577,892
    256,300    Dell Computer
                 Corporation+            6,702,245
    217,400    EMC Corporation+          6,315,470
     31,800    Gateway 2000, Inc.+         523,110

SHARES                                       VALUE
--------------------------------------------------
    COMPUTERS & PERIPHERALS (CONTINUED)
    191,500    Hewlett Packard
                 Company            $    5,476,900
    171,200    International
                 Business Machines
                 Corporation            19,345,600
     12,400    Lexmark
                 International
                 Group, Inc.,
                 Class A+                  833,900
      9,500    NCR Corporation+            446,500
     32,100    Network Appliance,
                 Inc.+                     439,770
     55,953    Palm, Inc.+                 339,635
    320,900    Sun Microsystems,
                 Inc.+                   5,044,548
                                    --------------
                                        48,845,370
                                    --------------
    CONSTRUCTION MATERIALS -- 0.0%#
      9,800    Vulcan Materials
                 Company                   526,750
                                    --------------
    CONSTRUCTION & ENGINEERING -- 0.0%#
      7,800    Fluor Corporation           352,170
      6,000    McDermott
                 International,
                 Inc.                       69,900
                                    --------------
                                           422,070
                                    --------------
    CONTAINERS & PACKAGING -- 0.1%
      2,800    Ball Corporation            133,168
      5,300    Bemis Company, Inc.         212,901
     15,600    Pactiv Corporation+         209,040
      8,269    Sealed Air
                 Corporation+              308,020
      4,900    Temple-Inland, Inc.         261,121
                                    --------------
                                         1,124,250
                                    --------------
    DIVERSIFIED FINANCIALS -- 7.4%
    130,400    American Express
                 Company                 5,059,520
     10,342    Bear Stearns
                 Companies, Inc.           609,868
     20,500    Capital One
                 Financial
                 Corporation             1,230,000
    136,759    Charles Schwab
                 Corporation             2,092,413
    495,472    Citigroup, Inc.          26,180,741

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    DIVERSIFIED FINANCIALS (CONTINUED)
     11,700    Countrywide Credit
                 Industries, Inc.   $      536,796
     98,500    Federal National
                 Mortgage
                 Association             8,387,275
     26,100    Franklin Resources,
                 Inc.                    1,194,597
     68,200    Freddie Mac               4,774,000
     45,706    Household
                 International,
                 Inc.                    3,048,590
    195,592    J. P. Morgan Chase
                 & Company               8,723,403
     24,300    Lehman Brothers
                 Holdings, Inc.          1,889,325
     83,952    MBNA Corporation          2,766,218
     82,700    Merrill Lynch &
                 Company, Inc.           4,899,975
     15,540    Moody's Corporation         520,590
    109,678    Morgan Stanley,
                 Dean Witter and
                 Company                 7,044,618
     28,200    Providian, LLC            1,669,440
     31,900    State Street
                 Corporation             1,578,731
     21,600    Stilwell Financial,
                 Inc.                      724,896
     12,100    T. Rowe Price
                 Group, Inc.               452,419
     16,300    USA Education, Inc.       1,189,900
                                    --------------
                                        84,573,315
                                    --------------
    DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.0%
     30,866    ALLTEL Corporation        1,890,851
    340,005    AT&T Corporation          7,480,110
    184,600    BellSouth
                 Corporation             7,433,842
     13,800    CenturyTel, Inc.            418,140
     28,100    Citizens
                 Communications
                 Company+                  338,043
     87,520    Global Crossing
                 Ltd., ADR+                756,173
    163,670    Qwest
                 Communications
                 International,
                 Inc.                    5,216,163

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED TELECOMMUNICATION SERVICES
      (CONTINUED)
    331,875    SBC Communications   $   13,294,913
     87,400    Sprint Corporation+       1,866,864
    266,506    Verizon
                 Communications,
                 Inc.                   14,258,071
    284,610    WorldCom, Inc.            4,041,462
      1,612    WorldCom, Inc.-MCI
                 Group+                     25,953
                                    --------------
                                        57,020,585
                                    --------------
    ELECTRIC UTILITIES -- 2.5%
     52,500    AES Corporation+          2,260,125
     12,100    Allegheny Energy,
                 Inc.                      583,825
     13,500    Ameren Corporation          576,450
     31,740    American Electric
                 Power Company,
                 Inc.                    1,465,436
     29,400    Calpine
                 Corporation+            1,111,320
     15,634    Cinergy Corporation         546,408
     12,800    CMS Energy
                 Corporation               356,480
     20,900    Consolidated Edison
                 Company                   831,820
     15,950    Constellation
                 Energy Group              679,470
     24,401    Dominion Resources,
                 Inc.                    1,467,232
     16,200    DTE Energy Company          752,328
     76,140    Duke Energy
                 Corporation             2,970,221
     32,000    Edison
                 International             356,800
     22,000    Entergy Corporation         844,580
     31,462    Exelon Corporation        2,017,344
     22,227    FirstEnergy
                 Corporation               714,820
     17,400    FPL Group, Inc.           1,047,654
     11,900    GPU, Inc.                   418,285
     33,393    Mirant Corporation+       1,148,719
     15,900    Niagara Mohawk
                 Holdings, Inc.+           281,271
     38,300    PG & E Corporation          428,960
      8,300    Pinnacle West
                 Capital
                 Corporation               393,420

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRIC UTILITIES (CONTINUED)
     14,300    PPL Corporation      $      786,500
     20,300    Progress Energy,
                 Inc.                      911,876
     20,400    Public Service
                 Enterprise                997,560
     29,095    Reliant Energy,
                 Inc.                      937,150
     67,500    Southern Company          1,569,375
     25,515    TXU Corporation           1,229,568
     33,560    Xcel Energy, Inc.           954,782
                                    --------------
                                        28,639,779
                                    --------------
    ELECTRICAL EQUIPMENT -- 0.5%
     19,300    American Power
                 Conversion
                 Corporation+              303,975
      9,200    Cooper Industries,
                 Inc.                      364,228
     42,400    Emerson Electric
                 Company                 2,565,200
     19,300    Molex, Inc.                 705,029
      4,000    National Service
                 Industries, Inc.           90,280
      7,800    Power-One, Inc.+            129,792
     18,000    Rockwell
                 International
                 Corporation+              686,160
     22,350    Symbol
                 Technologies,
                 Inc.                      496,170
      5,600    Thomas & Betts
                 Corporation               123,592
                                    --------------
                                         5,464,426
                                    --------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
     45,149    Agilent
                 Technologies,
                 Inc.+                   1,467,342
     18,700    Jabil Circuit,
                 Inc.+                     577,082
      4,500    Millipore
                 Corporation               278,910
      9,900    PerkinElmer, Inc.           272,547
     31,500    Sanmina
                 Corporation+              737,415
     64,400    Solectron
                 Corporation+            1,178,520

SHARES                                       VALUE
--------------------------------------------------
    ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
      9,400    Tektronix, Inc.      $      255,210
     17,700    Thermo Electron
                 Corporation+              389,754
                                    --------------
                                         5,156,780
                                    --------------
    ENERGY EQUIPMENT & SERVICES -- 0.7%
     33,120    Baker Hughes, Inc.        1,109,520
     42,200    Halliburton Company       1,502,320
     14,500    Nabors Industries,
                 Inc.+                     539,400
     13,200    Noble Drilling
                 Corporation+              432,300
      9,300    Rowan Companies,
                 Inc.+                     205,530
     56,530    Schlumberger Ltd.         2,976,304
     31,115    Transocean Sedco
                 Forex, Inc.             1,283,494
                                    --------------
                                         8,048,868
                                    --------------
    FOOD & DRUG RETAILING -- 1.1%
     39,893    Albertson's, Inc.         1,196,391
     38,582    CVS Corporation           1,489,265
     79,900    Kroger Company+           1,997,500
     49,800    Safeway, Inc.+            2,390,400
     13,000    Supervalu, Inc.             228,150
     66,200    SYSCO Corporation         1,797,330
    100,400    Walgreen Company          3,428,660
     13,900    Winn Dixie Stores,
                 Inc.                      363,207
                                    --------------
                                        12,890,903
                                    --------------
    FOOD PRODUCTS -- 1.3%
     62,298    Archer-Daniels-
                 Midland Company           809,874
     40,200    Campbell Soup
                 Company                 1,035,150
     53,050    ConAgra, Inc.             1,050,921
     27,900    General Mills, Inc.       1,221,462
     34,400    Heinz (H.J.)
                 Company                 1,406,616
     13,400    Hershey Foods
                 Corporation               826,914
     40,000    Kellogg Company           1,160,000
     12,900    Quaker Oats Company       1,177,125
     30,400    Ralston-Purina
                 Company                   912,608

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD PRODUCTS (CONTINUED)
     77,600    Sara Lee
                 Corporation        $    1,469,744
     56,432    Unilever NV               3,361,654
     22,200    Wrigley (Wm) Jr.
                 Company                 1,040,070
                                    --------------
                                        15,472,138
                                    --------------
    GAS UTILITIES -- 0.5%
     50,220    El Paso Corporation       2,638,559
     13,600    KeySpan Corporation         496,128
     11,200    Kinder Morgan, Inc.         562,800
      4,400    NICOR, Inc.                 171,512
     20,232    NiSource, Inc.              552,941
      5,700    ONOEK, Inc.                 112,290
      3,400    People's Energy
                 Corporation               136,680
     20,278    Sempra Energy               554,400
                                    --------------
                                         5,225,310
                                    --------------
    HEALTH CARE EQUIPMENT & SUPPLIES -- 1.3%
     20,800    Applera
                 Corporation-
                 Applied
                 Biosystems Group          556,400
      5,000    Bard (C.R.), Inc.           284,750
      5,300    Bausch & Lomb, Inc.         192,072
     58,400    Baxter
                 International,
                 Inc.                    2,861,600
     25,200    Becton, Dickinson &
                 Company                   901,908
     17,600    Biomet, Inc.                845,856
     39,600    Boston Scientific
                 Corporation+              673,200
     30,200    Guidant
                 Corporation+            1,087,200
    119,100    Medtronic, Inc.           5,479,791
      8,250    St. Jude Medical,
                 Inc.+                     495,000
     19,400    Stryker Corporation       1,064,090
                                    --------------
                                        14,441,867
                                    --------------
    HEALTH CARE PROVIDERS & SERVICES -- 1.2%
     14,014    Aetna, Inc.+                362,542
     44,011    Cardinal Health,
                 Inc.                    3,036,759
     14,700    CIGNA Corporation         1,408,554

SHARES                                       VALUE
--------------------------------------------------
    HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     52,877    HCA-The Healthcare
                 Company            $    2,389,512
     38,189    HEALTHSOUTH
                 Corporation+              609,878
     16,600    Humana, Inc.+               163,510
     10,050    Manor Care, Inc.+           319,087
     28,047    McKesson HBOC, Inc.       1,041,105
     11,300    Quintiles
                 Transnational
                 Corporation+              285,325
     31,900    Tenet Healthcare
                 Corporation             1,645,721
     31,300    UnitedHealth Group,
                 Inc.                    1,932,775
      6,100    Wellpoint Health
                 Networks, Inc.+           574,864
                                    --------------
                                        13,769,632
                                    --------------
    HOTELS, RESTAURANTS & LEISURE -- 0.9%
     57,800    Carnival
                 Corporation,
                 Class A                 1,774,460
     11,900    Darden Restaurants,
                 Inc.                      332,010
     11,600    Harrah's
                 Entertainment,
                 Inc.+                     409,480
     36,400    Hilton Hotels
                 Corporation               422,240
     24,000    Marriott
                 International,
                 Inc.                    1,136,160
    127,400    McDonald's
                 Corporation             3,447,444
     37,500    Starbucks
                 Corporation+              862,500
     19,600    Starwood Hotels &
                 Resorts
                 Worldwide, Inc.           730,688
     14,340    Tricon Global
                 Restaurants,
                 Inc.+                     629,526
     11,200    Wendy's
                 International,
                 Inc.                      286,048
                                    --------------
                                        10,030,556
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOUSEHOLD DURABLES -- 0.3%
      6,200    American Greetings
                 Corporation,
                 Class A            $       68,200
      7,900    Black & Decker
                 Corporation               311,734
      5,800    Centex Corporation          236,350
     15,300    Fortune Brands,
                 Inc.                      586,908
      4,300    KB HOME                     129,731
     19,300    Leggett & Platt,
                 Inc.                      425,179
      7,700    Maytag Corporation          225,302
     26,297    Newell Rubbermaid,
                 Inc.                      660,055
      4,000    Pulte Corporation           170,520
      8,400    Stanley Works               351,792
      5,600    Tupperware
                 Corporation               131,208
      6,600    Whirlpool
                 Corporation               412,500
                                    --------------
                                         3,709,479
                                    --------------
    HOUSEHOLD PRODUCTS -- 1.3%
     23,324    Clorox Company              789,517
     55,200    Colgate-Palmolive
                 Company                 3,256,248
     52,694    Kimberly-Clark
                 Corporation             2,945,595
    127,600    Procter & Gamble
                 Company                 8,140,880
                                    --------------
                                        15,132,240
                                    --------------
    INDUSTRIAL CONGLOMERATES -- 5.5%
    978,800    General Electric
                 Company                47,716,500
     39,000    Minnesota Mining &
                 Manufacturing
                 Company                 4,449,900
     14,100    Textron, Inc.               776,064
    190,966    Tyco International
                 Ltd.                   10,407,647
                                    --------------
                                        63,350,111
                                    --------------
    INSURANCE -- 4.1%
     51,800    AFLAC, Inc.               1,631,182
     71,420    Allstate
                 Corporation             3,141,766

SHARES                                       VALUE
--------------------------------------------------
    INSURANCE (CONTINUED)
     10,450    Ambac Financial
                 Group, Inc.        $      608,190
     49,156    American General
                 Corporation             2,283,296
    229,617    American
                 International
                 Group, Inc.            19,747,062
     25,825    Aon Corporation             903,875
     17,299    Chubb Corporation         1,339,462
     15,700    Cincinnati
                 Financial
                 Corporation               620,150
     33,298    Conseco, Inc.               454,518
     23,300    Hartford Financial
                 Services Group,
                 Inc.                    1,593,720
     15,125    Jefferson-Pilot
                 Corporation               730,840
     30,400    John Hancock
                 Financial
                 Services, Inc.          1,223,904
     18,500    Lincoln National
                 Corporation               957,375
     19,500    Loews Corporation         1,256,385
     27,100    Marsh & McLennan
                 Companies, Inc.         2,737,100
     14,600    MBIA, Inc.                  812,928
     73,900    MetLife, Inc.             2,289,422
     10,500    MGIC Investment
                 Corporation               762,720
      7,200    Progressive
                 Corporation               973,368
     12,500    SAFECO Corporation          368,750
     21,158    St. Paul Companies,
                 Inc.                    1,072,499
     12,300    Torchmark, Inc.             494,583
     23,796    UnumProvident
                 Corporation               764,327
                                    --------------
                                        46,767,422
                                    --------------
    INTERNET SOFTWARE & SERVICES -- 0.1%
     26,900    BroadVision, Inc.+          134,500
     55,900    Yahoo!, Inc.+             1,117,441
                                    --------------
                                         1,251,941
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    IT CONSULTING & SERVICES -- 0.3%
     16,500    Computer Sciences
                 Corporation+       $      570,900
     46,200    Electronic Data
                 Systems
                 Corporation             2,887,500
     11,900    Sapient
                 Corporation+              116,025
     31,100    Unisys Corporation+         457,481
                                    --------------
                                         4,031,906
                                    --------------
    LEISURE EQUIPMENT & PRODUCTS -- 0.2%
      8,600    Brunswick
                 Corporation               206,658
     28,600    Eastman Kodak
                 Company                 1,335,048
     17,150    Hasbro, Inc.                247,818
     42,211    Mattel, Inc.                798,632
                                    --------------
                                         2,588,156
                                    --------------
    MACHINERY -- 0.8%
     33,800    Caterpillar, Inc.         1,691,690
      4,100    Cummins Engine,
                 Inc.                      158,670
     14,100    Danaher Corporation         789,600
     23,200    Deere & Company             878,120
     20,100    Dover Corporation           756,765
      6,800    Eaton Corporation           476,680
     29,879    Illinois Tool
                 Works, Inc.             1,891,341
     15,850    Ingersoll-Rand
                 Company                   653,020
      8,600    ITT Industries,
                 Inc.                      380,550
      5,880    Navistar
                 International
                 Corporation+              165,404
      7,540    PACCAR, Inc.                387,707
     12,033    Pall Corporation            283,136
     11,550    Parker-Hannifin
                 Corporation               490,182
      5,900    Timken Company               99,946
                                    --------------
                                         9,102,811
                                    --------------
    MEDIA -- 4.9%
    436,550    AOL Time Warner,
                 Inc.+                  23,137,150
     57,763    Clear Channel
                 Communications+         3,621,740

SHARES                                       VALUE
--------------------------------------------------
    MEDIA (CONTINUED)
     93,100    Comcast
                 Corporation,
                 Class A (non-
                 voting)+           $    4,040,540
    205,908    Disney (Walt)
                 Company                 5,948,682
      8,600    Dow Jones &
                 Company, Inc.             513,506
     26,000    Gannett Company,
                 Inc.                    1,713,400
     37,000    Interpublic Group
                 of Companies,
                 Inc.                    1,085,950
      7,200    Knight-Ridder, Inc.         426,960
     19,400    McGraw-Hill, Inc.         1,283,310
      4,900    Meredith
                 Corporation               175,469
     15,700    New York Times
                 Company, Class A          659,400
     18,300    Omnicom, Inc.             1,573,800
     10,500    TMP Worldwide,
                 Inc.+                     630,000
     29,400    Tribune Company           1,176,294
     20,300    Univision
                 Communications,
                 Inc.+                     868,434
    175,466    Viacom, Inc., Class
                 B+                      9,080,366
                                    --------------
                                        55,935,001
                                    --------------
    METALS & MINING -- 0.7%
     31,350    Alcan Aluminum Ltd.       1,317,327
     85,136    Alcoa, Inc.               3,354,358
      7,913    Allegheny
                 Technologies,
                 Inc.                      143,146
     39,100    Barrick Gold
                 Corporation               592,365
     14,100    Freeport McMoRan
                 Copper & Gold,
                 Class B+                  155,805
     25,900    Homestake Mining
                 Company                   200,725
     18,000    Inco Ltd.+                  310,680
     19,005    Newmont Mining
                 Corporation               353,683
      7,700    Nucor Corporation           376,453
      7,715    Phelps Dodge
                 Corporation               320,173

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    METALS & MINING (CONTINUED)
     32,300    Placer Dome, Inc.    $      316,540
      8,740    USX-U.S.Steel
                 Group, Inc.               176,111
      8,325    Worthington
                 Industries, Inc.          113,220
                                    --------------
                                         7,730,586
                                    --------------
    MULTILINE RETAIL -- 3.0%
     11,180    Big Lots, Inc.+             152,942
     44,234    Costco Wholesale
                 Corporation+            1,817,133
      8,400    Dillard's, Inc.             128,268
     32,581    Dollar General
                 Corporation               635,330
     19,600    Federated
                 Department
                 Stores+                   833,000
     48,300    K-mart Corporation+         554,001
     32,700    Kohl's Corporation+       2,051,271
     29,350    May Department
                 Stores Company          1,005,531
     13,200    Nordstrom, Inc.             244,860
     25,800    Penney (J.C.)
                 Company, Inc.             680,088
     32,400    Sears, Roebuck &
                 Company                 1,370,844
     88,600    Target Corporation        3,065,560
    440,600    Wal-Mart Stores,
                 Inc.                   21,501,280
                                    --------------
                                        34,040,108
                                    --------------
    MULTI-UTILITIES -- 0.6%
     31,900    Dynegy, Inc., Class
                 A                       1,483,350
     73,730    Enron Corporation         3,612,770
     47,800    Williams Companies,
                 Inc.                    1,575,010
                                    --------------
                                         6,671,130
                                    --------------
    OFFICE ELECTRONICS -- 0.1%
     68,400    Xerox Corporation           654,588
                                    --------------
    OIL & GAS -- 5.5%
      8,700    Amerada Hess
                 Corporation               702,960
     24,520    Anadarko Petroleum
                 Corporation             1,324,816
     12,300    Apache Corporation          624,225

SHARES                                       VALUE
--------------------------------------------------
    OIL & GAS (CONTINUED)
      6,900    Ashland, Inc.        $      276,690
     20,765    Burlington
                 Resources, Inc.           829,562
     63,200    Chevron Corporation       5,719,600
     61,626    Conoco, Inc., Class
                 B                       1,780,991
     12,672    Devon Energy
                 Corporation               665,280
     11,600    EOG Resources, Inc.         412,380
    339,898    Exxon Mobil
                 Corporation            29,690,090
      9,337    Kerr-McGee
                 Corporation               618,763
     36,400    Occidental
                 Petroleum
                 Corporation               967,876
     25,200    Phillips Petroleum
                 Company                 1,436,400
    211,200    Royal Dutch
                 Petroleum
                 Company, GDR           12,306,624
      8,400    Sunoco, Inc.                307,692
     54,300    Texaco, Inc.              3,616,380
     15,200    Tosco Corporation           669,560
     24,000    Unocal Corporation          819,600
     30,600    USX-Marathon Group          903,006
                                    --------------
                                        63,672,495
                                    --------------
    PAPER & FOREST PRODUCTS -- 0.4%
      5,500    Boise Cascade
                 Corporation               193,435
     22,360    Georgia-Pacific
                 Group                     756,886
     47,609    International Paper
                 Company                 1,699,641
     10,200    Louisiana Land &
                 Exploration
                 Company                   119,646
      9,700    Mead Corporation            263,258
      2,800    Potlatch
                 Corporation                96,348
      9,850    Westvaco
                 Corporation               239,257
     21,150    Weyerhaeuser
                 Company                 1,162,615
     10,600    Willamette
                 Industries, Inc.          524,700
                                    --------------
                                         5,055,786
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PERSONAL PRODUCTS -- 0.4%
      5,400    Alberto-Culver
                 Company, Class B   $      227,016
     23,400    Avon Products, Inc.       1,082,952
    103,920    Gillette Company          3,012,641
                                    --------------
                                         4,322,609
                                    --------------
    PHARMACEUTICALS -- 8.9%
    152,600    Abbott Laboratories       7,326,326
     12,900    Allergan, Inc.            1,102,950
    129,600    American Home
                 Products
                 Corporation             7,573,824
    191,440    Bristol-Myers
                 Squibb Company         10,012,312
     17,400    Forest
                 Laboratories,
                 Inc.+                   1,235,400
    298,251    Johnson & Johnson        14,912,560
     16,900    King
                 Pharmaceuticals,
                 Inc.+                     908,375
    110,800    Lilly (Eli) &
                 Company                 8,199,200
    225,900    Merck & Company,
                 Inc.                   14,437,269
    622,025    Pfizer, Inc.             24,912,101
    128,279    Pharmacia
                 Corporation             5,894,420
    144,200    Schering-Plough
                 Corporation             5,225,808
     10,400    Watson
                 Pharmaceuticals,
                 Inc.+                     641,056
                                    --------------
                                       102,381,601
                                    --------------
    ROAD & RAIL -- 0.4%
     38,689    Burlington Northern
                 Santa Fe                1,167,247
     21,100    CSX Corporation             764,664
     37,800    Norfolk Southern
                 Corporation               782,460
      5,900    Ryder System, Inc.          115,640
     24,500    Union Pacific
                 Corporation             1,345,295
                                    --------------
                                         4,175,306
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.9%
     33,700    Advanced Micro
                 Devices, Inc.+     $      973,256
     38,100    Altera Corporation+       1,104,900
     35,500    Analog Devices,
                 Inc.+                   1,535,375
     80,100    Applied Materials,
                 Inc.+                   3,932,910
     29,600    Applied Micro
                 Circuits
                 Corporation+              509,120
     25,600    Broadcom
                 Corporation,
                 Class A+                1,094,656
     24,400    Conexant Systems,
                 Inc.+                     218,380
    662,700    Intel Corporation        19,383,975
     18,200    KLA-Tencor
                 Corporation+            1,064,154
     31,200    Linear Technology
                 Corporation             1,379,664
     35,600    LSI Logic
                 Corporation+              669,280
     32,399    Maxim Integrated
                 Products, Inc.+         1,432,360
     58,800    Micron Technology,
                 Inc.+                   2,416,680
     17,200    National
                 Semiconductor
                 Corporation+              500,864
     14,000    Novellus Systems,
                 Inc.+                     795,060
      9,000    QLogic Corporation+         580,050
     17,200    Teradyne, Inc.+             569,320
    171,100    Texas Instruments,
                 Inc.                    5,389,650
     18,100    Vitesse
                 Semiconductor
                 Corporation+              380,824
     32,600    Xilinx, Inc.+             1,344,424
                                    --------------
                                        45,274,902
                                    --------------
    SOFTWARE -- 5.4%
     23,800    Adobe Systems, Inc.       1,118,600
      5,600    Autodesk, Inc.              208,880
     24,057    BMC Software, Inc.+         542,245
     18,300    Citrix Systems,
                 Inc.+                     638,670

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOFTWARE (CONTINUED)
     56,775    Computer Associates
                 International,
                 Inc.               $    2,043,900
     36,200    Compuware
                 Corporation+              506,438
     20,400    Intuit+                     815,796
      7,900    Mercury Interactive
                 Corporation+              473,210
    530,300    Microsoft
                 Corporation+           38,711,900
     31,400    Novell, Inc.+               178,666
    553,100    Oracle Systems
                 Corporation+           10,508,900
     26,000    Parametric
                 Technology
                 Corporation+              363,740
     28,987    PeopleSoft, Inc.+         1,427,030
     44,600    Siebel Systems,
                 Inc.+                   2,091,740
     39,200    VERITAS Software
                 Corporation+            2,607,976
                                    --------------
                                        62,237,691
                                    --------------
    SPECIALTY RETAIL -- 2.0%
     11,000    AutoZone, Inc.+             412,500
     28,500    Bed Bath & Beyond,
                 Inc.+                     889,200
     20,400    Best Buy Company,
                 Inc.+                   1,295,808
     20,300    Circuit City
                 Stores-Circuit
                 City Group                365,400
     84,687    Gap, Inc.                 2,455,923
    229,919    Home Depot, Inc.         10,702,729
     42,164    Limited, Inc.               696,549
     37,720    Lowes Companies,
                 Inc.                    2,736,586
     29,400    Office Depot, Inc.+         305,172
     18,300    RadioShack
                 Corporation               558,150

SHARES                                       VALUE
--------------------------------------------------
    SPECIALTY RETAIL (CONTINUED)
     15,500    Sherwin-Williams
                 Company            $      344,100
     44,750    Staples, Inc.+              715,553
     14,300    Tiffany & Company           517,946
     27,500    TJX Companies, Inc.         876,425
     19,550    Toys R Us, Inc.+            483,863
                                    --------------
                                        23,355,904
                                    --------------
    TEXTILES & APPAREL -- 0.2%
      5,100    Liz Claiborne, Inc.         257,295
     26,600    NIKE, Inc., Class B       1,116,934
      5,500    Reebok
                 International
                 Ltd.+                     175,725
     11,200    V.F. Corporation            407,456
                                    --------------
                                         1,957,410
                                    --------------
    TOBACCO -- 1.0%
    216,700    Philip Morris
                 Companies, Inc.        10,997,525
     16,100    UST, Inc.                   464,646
                                    --------------
                                        11,462,171
                                    --------------
    TRADING COMPANIES & DISTRIBUTORS -- 0.1%
     17,025    Genuine Parts
                 Company                   536,287
      9,300    Grainger (W.W.),
                 Inc.                      382,788
                                    --------------
                                           919,075
                                    --------------
    WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
     75,300    NEXTEL
                 Communications,
                 Inc.+                   1,317,750
     92,200    Sprint PCS                2,226,630
                                    --------------
                                         3,544,380
                                    --------------
TOTAL COMMON STOCKS
  (Cost $801,386,172)                1,086,353,314
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. TREASURY BILLS -- 0.3%
  (Cost $3,905,351)
$ 4,000,000    3.43%++ due
                 2/28/2002**        $    3,905,351
                                    --------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $11,098,000)
 11,098,000    Agreement with
                 State Street Bank
                 and Trust
                 Company,
                 3.880% dated
                 06/29/2001, to be
                 repurchased at
                 $11,101,588 on
                 07/02/2001,
                 collateralized by
                 $11,525,000 U.S.
                 Treasury Bill,
                 3.530% maturing
                 12/27/2001
                 (value
                 $11,323,313)       $   11,098,000
                                    --------------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $816,389,523*)   95.8%     $1,101,356,665
                        -----      --------------
OTHER ASSETS AND
  LIABILITIES (NET)       4.2          48,081,932
                        -----      --------------
NET ASSETS              100.0%     $1,149,438,597
                        =====      ==============

------------
 * Aggregate cost for Federal tax purposes is $823,495,746.
** Security pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

ABBREVIATION:
GDR - Global Depository Receipt

NUMBER OF                                 UNREALIZED
CONTRACTS                               APPRECIATION
----------------------------------------------------
FUTURES CONTRACTS - LONG POSITION
   206    S&P 500 Index September-2001  $    401,261
                                        ============

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Assets and Liabilities, June 30, 2001

           ---------------------------------------------------------------------

ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................    $1,090,258,665
    Repurchase agreements...................................        11,098,000
                                                                --------------
Total Investments...........................................     1,101,356,665
Cash........................................................               331
Interest receivable.........................................             2,392
Dividends receivable........................................           852,357
Receivable for investment securities sold...................        50,390,661
Receivable for Fund shares sold.............................         2,110,949
Variation margin............................................           245,753
Prepaid expenses and other assets...........................            53,443
                                                                --------------
      Total Assets..........................................     1,155,012,551
                                                                --------------
LIABILITIES:
Payable for Fund shares redeemed............................         3,138,828
Payable for investment securities purchased.................         1,269,774
Investment advisory fee payable.............................           105,014
Administration fee payable..................................           100,202
Shareholder servicing fees payable..........................            55,956
Distribution fees payable...................................           207,040
Transfer agent fee payable..................................           326,700
Custodian fees payable......................................           181,531
Accrued trustees fees and expenses..........................            11,942
Accrued expenses and other payables.........................           176,967
                                                                --------------
      Total Liabilities.....................................         5,573,954
                                                                --------------
NET ASSETS..................................................    $1,149,438,597
                                                                ==============
Investments, at cost........................................    $  816,389,523
                                                                ==============

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Assets and Liabilities, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

NET ASSETS CONSIST OF:
Accumulated net realized loss on investments sold...........    $  (33,409,656)
Net unrealized appreciation of investments..................       285,368,403
Par value...................................................            44,944
Paid-in capital in excess of par value......................       897,434,906
                                                                --------------
                                                                 1,149,438,597
                                                                ==============
NET ASSETS:
Class A Shares..............................................    $  419,630,630
                                                                ==============
Class B Shares..............................................    $  368,079,169
                                                                ==============
Class K Shares..............................................    $  267,826,775
                                                                ==============
Class Y Shares..............................................    $   93,902,023
                                                                ==============
SHARES OUTSTANDING
Class A Shares..............................................        16,408,847
                                                                ==============
Class B Shares..............................................        14,391,246
                                                                ==============
Class K Shares..............................................        10,478,587
                                                                ==============
Class Y Shares..............................................         3,665,689
                                                                ==============
CLASS A SHARES:
Net asset value and redemption price per share..............    $        25.57
                                                                ==============
Maximum sales charge........................................              2.50%
Maximum offering price per share............................    $        26.23
                                                                ==============
CLASS B SHARES:
Net asset value and offering price per share*...............    $        25.58
                                                                ==============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................    $        25.56
                                                                ==============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................    $        25.62
                                                                ==============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Operations, Year Ended June 30, 2001

           ---------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $   1,654,557
Dividends (net of foreign withholding tax of $71,092).......       15,336,157
                                                                -------------
      Total Investment Income...............................       16,990,714
                                                                -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................        1,171,657
  Class B Shares............................................        3,837,933
  Class K Shares............................................          740,221
Investment advisory fee.....................................        1,385,781
Administration fee..........................................        1,300,344
Transfer agent fee..........................................        1,016,388
Custodian fees..............................................          361,143
Legal and audit fees........................................          140,979
Trustees' fees and expenses.................................           50,101
Registration and filing fees................................          100,190
Other.......................................................          505,082
                                                                -------------
      Total Expenses........................................       10,609,819
Fees waived by distributor..................................       (2,384,224)
                                                                -------------
Net Expenses................................................        8,225,595
                                                                -------------
NET INVESTMENT INCOME.......................................        8,765,119
                                                                -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from:
  Security transactions.....................................       (5,430,484)
  Future contracts..........................................       (9,163,628)
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (226,088,519)
  Futures contracts.........................................          580,523
                                                                -------------
Net realized and unrealized loss on investments.............     (240,102,108)
                                                                -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(231,336,989)
                                                                =============

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statements of Changes in Net Assets

           ---------------------------------------------------------------------

                                                              -------------------------------
                                                                   YEAR             YEAR
                                                                  ENDED            ENDED
                                                              JUNE 30, 2001    JUNE 30, 2000
                                                              -------------------------------
Net investment income.......................................  $    8,765,119   $   10,401,917
Net realized gain/(loss) on investments sold................     (14,594,112)      13,001,208
Net change in unrealized appreciation/(depreciation) of
  investments...............................................    (225,507,996)      74,117,750
                                                              --------------   --------------
Net increase/(decrease) in net assets resulting from
  operations................................................    (231,336,989)      97,520,875
Dividends to shareholder from net investment income:
  Class A Shares............................................      (3,548,887)      (3,448,048)
  Class B Shares............................................      (1,615,087)      (1,887,341)
  Class K Shares............................................      (1,941,624)      (2,073,776)
  Class Y Shares............................................      (1,619,348)      (2,825,328)
Distributions to shareholders from net realized gains:
  Class A Shares............................................      (4,415,977)      (4,022,664)
  Class B Shares............................................      (3,579,536)      (3,182,924)
  Class K Shares............................................      (2,908,965)      (2,699,949)
  Class Y Shares............................................      (2,059,168)      (3,123,424)
Distributions to shareholders in excess of net realized
  gains:
  Class A Shares............................................        (117,719)        --
  Class B Shares............................................         (95,422)        --
  Class K Shares............................................         (77,546)        --
  Class Y Shares............................................         (54,893)        --
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................         946,730       87,458,635
  Class B Shares............................................      36,311,419       78,191,942
  Class K Shares............................................      (5,503,526)      40,275,346
  Class Y Shares............................................    (159,549,349)     (53,016,506)
                                                              --------------   --------------
Net increase/(decrease) in net assets.......................    (381,165,887)     227,166,838
NET ASSETS:
Beginning of period.........................................   1,530,604,484    1,303,437,646
                                                              --------------   --------------
End of period...............................................  $1,149,438,597   $1,530,604,484
                                                              ==============   ==============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                    A SHARES
                                                        ----------------------------------------------------------------
                                                        YEAR          YEAR          YEAR          YEAR          YEAR
                                                        ENDED         ENDED         ENDED         ENDED         ENDED
                                                        6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
                                                        ----------------------------------------------------------------
Net asset value, beginning of period................    $  30.71      $  29.29      $  24.45      $  20.94      $  16.16
                                                        --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.21          0.24          0.25          0.31          0.34
Net realized and unrealized gain/(loss) on
  investments.......................................       (4.86)         1.69          5.08          5.49          5.04
                                                        --------      --------      --------      --------      --------
Total from investment operations....................       (4.65)         1.93          5.33          5.80          5.38
                                                        --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income................       (0.21)        (0.23)        (0.25)        (0.30)        (0.33)
Distributions from net realized gains...............       (0.27)        (0.28)        (0.24)        (1.99)        (0.27)
Distributions in excess of net realized gains.......       (0.01)        --            --            --            --
                                                        --------      --------      --------      --------      --------
Total distributions.................................       (0.49)        (0.51)        (0.49)        (2.29)        (0.60)
                                                        --------      --------      --------      --------      --------
Net asset value, end of period......................    $  25.57      $  30.71      $  29.29      $  24.45      $  20.94
                                                        ========      ========      ========      ========      ========
TOTAL RETURN(B).....................................      (15.30)%        6.74%        22.12%        29.61%        33.97%
                                                        ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $419,631      $504,843      $393,278      $205,660      $ 88,988
Ratio of operating expenses to average net assets...        0.51%         0.50%         0.44%         0.39%         0.39%
Ratio of net investment income to average net
  assets............................................        0.76%         0.80%         1.08%         1.38%         1.91%
Portfolio turnover rate.............................           9%            8%            6%            8%           11%
Ratio of operating expenses to average net assets
  without fee waivers...............................        0.61%         0.61%         0.60%         0.45%         0.49%

------------
(a) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                             B SHARES
-------------------------------------------------------------------
    YEAR          YEAR          YEAR          YEAR          YEAR
    ENDED         ENDED         ENDED         ENDED         ENDED
    6/30/01       6/30/00       6/30/99       6/30/98       6/30/97
-------------------------------------------------------------------
    $  30.71      $  29.32      $  24.48      $  20.94      $ 16.16
    --------      --------      --------      --------      -------
        0.12          0.13          0.16          0.22         0.29
       (4.85)         1.70          5.09          5.50         5.03
    --------      --------      --------      --------      -------
       (4.73)         1.83          5.25          5.72         5.32
    --------      --------      --------      --------      -------
       (0.12)        (0.16)        (0.17)        (0.19)       (0.27)
       (0.27)        (0.28)        (0.24)        (1.99)       (0.27)
       (0.01)        --            --            --           --
    --------      --------      --------      --------      -------
       (0.40)        (0.44)        (0.41)        (2.18)       (0.54)
    --------      --------      --------      --------      -------
    $  25.58      $  30.71      $  29.32      $  24.48      $ 20.94
    ========      ========      ========      ========      =======
      (15.56)%        6.37%        21.71%        29.17%       33.57%
    ========      ========      ========      ========      =======
    $368,079      $402,570      $305,955      $132,783      $61,738
        0.86%         0.85%         0.77%         0.73%        0.74%
        0.41%         0.45%         0.74%         1.03%        1.56%
           9%            8%            6%            8%          11%
        1.36%         1.36%         1.35%         0.80%        0.84%

                       See Notes to Financial Statements.

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                               Y SHARES
                                                  -------------------------------------------------------------------
                                                  YEAR          YEAR           YEAR           YEAR           YEAR
                                                  ENDED         ENDED          ENDED          ENDED          ENDED
                                                  6/30/01       6/30/00        6/30/99        6/30/98        6/30/97
                                                  -------------------------------------------------------------------
Net asset value, beginning of period.......       $ 30.76       $  29.33       $  24.48       $  20.97       $  16.17
                                                  -------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................          0.35           0.28           0.29           0.34           0.35
Net realized and unrealized gain/(loss) on
  investments..............................         (4.96)          1.69           5.08           5.49           5.06
                                                  -------       --------       --------       --------       --------
Total from investment operations...........         (4.61)          1.97           5.37           5.83           5.41
                                                  -------       --------       --------       --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.......         (0.25)         (0.26)         (0.28)         (0.33)         (0.34)
Distributions from net realized gains......         (0.27)         (0.28)         (0.24)         (1.99)         (0.27)
Distributions in excess of net realized
  gains....................................         (0.01)         --             --             --             --
                                                  -------       --------       --------       --------       --------
Total distributions........................         (0.53)         (0.54)         (0.52)         (2.32)         (0.61)
                                                  -------       --------       --------       --------       --------
Net asset value, end of period.............       $ 25.62       $  30.76       $  29.33       $  24.48       $  20.97
                                                  =======       ========       ========       ========       ========
TOTAL RETURN(B)............................        (15.15)%         6.88%         22.30%         29.76%         34.19%
                                                  =======       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......       $93,902       $295,132       $331,755       $320,756       $338,406
Ratio of operating expenses to average net
  assets...................................          0.36%          0.35%          0.30%          0.29%          0.29%
Ratio of net investment income to average
  net assets...............................          0.91%          0.95%          1.23%          1.47%          2.01%
Portfolio turnover rate....................             9%             8%             6%             8%            11%
Ratio of operating expenses to average net
  assets without waivers...................          0.36%          0.36%          0.35%          0.35%          0.39%

------------
(a) The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated.

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Notes to Financial Statements, June 30, 2001

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 14 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT are presented in separate reports.

     The Fund offers five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. Class C Shares had not commenced operations as of June 30, 2001. The Financial Highlights of Class K Shares of the Fund is presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

           Munder Index 500 Fund
                   Notes to Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. World Asset Management ("the Advisor"), a wholly owned subsidiary of Munder Capital Management, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of the Fund are prorated among the share classes based on the relative average net assets of each class.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financials statements issued for fiscal years beginning December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

           Munder Index 500 Fund
                   Notes to Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; 0.07% based on assets exceeding $500 million.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of Munder Capital Management. Comerica provides certain shareholder services to the Fund. As compensation for the shareholder services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $120,972 for its shareholder services to the Fund for the year ended June 30, 2001.

     Each Trustee of MFT is paid an aggregate fee for services provided as a Board member of MFT, The Munder Funds, Inc., The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($55,000 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 per committee ($6,000 for the Committee Chairman) plus a fee of $1,500 for each meeting of the committee attended or $750 for each telephone meeting, if any. No officer, director or employee of the Advisor or Comerica received any compensation from MFT.

3. DISTRIBUTION AND SERVICE PLAN

     The Fund has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C and Class K Shares. Under the Plan, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Class B Plan also permits payments to be made by the Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Fund).

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the year ended June 30, 2001, the Distributor paid $3,808 to Comerica Securities for shareholder services provided to the Fund.

     Comerica is among the Service Organizations who receive shareholder service fees for the Fund under the Plan. For the year ended June 30, 2001, the Distributor paid $738,785 to Comerica for shareholder services provided to the Fund.

           Munder Index 500 Fund
                   Notes to Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

     The contractual rates, as a percentage of average daily net assets, under the Plan are as follows:

                                               CLASS A SHARES    CLASS B SHARES    CLASS K SHARES
                                                 12B-1 FEES        12B-1 FEES       SERVICE FEES
                                               --------------    --------------    --------------
The Fund...................................        0.25%             1.00%             0.25%

     The Distributor voluntarily waived distribution and service fees for the Fund in excess of 0.15% and 0.50% of average net assets for Class A Shares and Class B Shares, respectively. For the year ended June 30, 2001, the waiver amounted to $467,680 for the Class A Shares and $1,916,544 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $122,422,883 and $312,030,981 respectively, for the year ended June 30, 2001.

     At June 30, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $363,797,852 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $85,936,933.

5. COMMON STOCK

     At June 30, 2001, an unlimited number of shares of beneficial interest $0.01 par value were authorized for the Fund. Changes in shares of beneficial interest for the Fund were as follows:

                                                   YEAR ENDED                           YEAR ENDED
                                                    6/30/01                               6/30/00
                                         ------------------------------       -------------------------------
                                           SHARES            AMOUNT             SHARES             AMOUNT
                                           ------            ------             ------             ------
CLASS A SHARES:
Sold..............................        7,488,969       $ 211,981,644        15,064,445       $ 447,283,520
Issued as reinvestment of
  dividends.......................          190,339           5,390,637           156,449           4,390,167
Redeemed..........................       (7,707,113)       (216,425,551)      (12,209,327)       (364,215,052)
                                         ----------       -------------       -----------       -------------
Net increase/(decrease)...........          (27,805)      $     946,730         3,011,567       $  87,458,635
                                         ==========       =============       ===========       =============

                                                   YEAR ENDED                            YEAR ENDED
                                                    6/30/01                               6/30/00
                                         ------------------------------        ------------------------------
                                           SHARES             AMOUNT             SHARES             AMOUNT
                                           ------             ------             ------             ------
CLASS B SHARES:
Sold..............................        3,406,039        $ 94,214,944         4,878,821        $143,839,281
Issued as reinvestment of
  dividends.......................          105,195           3,022,004            93,957           2,618,170
Redeemed..........................       (2,227,833)        (60,925,529)       (2,299,332)        (68,265,509)
                                         ----------        ------------        ----------        ------------
Net increase......................        1,283,401        $ 36,311,419         2,673,446        $ 78,191,942
                                         ==========        ============        ==========        ============

           Munder Index 500 Fund
                   Notes to Financial Statements, June 30, 2001
                                    (Continued)

           ---------------------------------------------------------------------

                                                    YEAR ENDED                           YEAR ENDED
                                                     6/30/01                              6/30/00
                                          ------------------------------       ------------------------------
                                            SHARES            AMOUNT             SHARES            AMOUNT
                                            ------            ------             ------            ------
CLASS K SHARES:
Sold...............................        1,689,137        $ 47,293,704        3,279,692        $ 97,028,005
Issued as reinvestment of
  dividends........................              392              11,195              329               9,206
Redeemed...........................       (1,899,630)        (52,808,425)      (1,894,651)        (56,761,865)
                                          ----------       -------------       ----------       -------------
Net increase/(decrease)............         (210,101)       $ (5,503,526)       1,385,370        $ 40,275,346
                                          ==========       =============       ==========       =============

                                                    YEAR ENDED                           YEAR ENDED
                                                     6/30/01                              6/30/00
                                          ------------------------------       ------------------------------
                                            SHARES            AMOUNT             SHARES            AMOUNT
                                            ------            ------             ------            ------
CLASS Y SHARES:
Sold...............................        1,244,775       $  35,829,253        2,336,763       $  68,492,176
Issued as reinvestment of
  dividends........................            4,688             132,568            8,040             225,817
Redeemed...........................       (7,177,588)       (195,511,170)      (4,062,686)       (121,734,499)
                                          ----------       -------------       ----------       -------------
Net decrease.......................       (5,928,125)      $(159,549,349)      (1,717,883)      $ (53,016,506)
                                          ==========       =============       ==========       =============

6. REDEMPTION IN KIND

     The Fund may redeem its capital stock shares by payment in portfolio securities, not cash. During the year ended June 30, 2001 the Fund had redemptions in kind of $136,654,314. In accordance with generally accepted accounting principles, the Fund realized a gain of $13,120,629. Based on income tax regulations, which may differ from generally accepted accounting principles, this gain will not be distributed to shareholders.

7. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Fund established a revolving line of credit with State Street Bank and Trust Company in which the Fund, and other funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the year ended June 30, 2001 the Fund did not utilize the revolving line of credit and total commitment fees were $13,282.

8. INCOME TAX INFORMATION

     Certain losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net capital losses arising between November 1, 2000 and June 30, 2001 of $25,902,172.

9. DISTRIBUTIONS (UNAUDITED)

     Of the distributions paid by the Fund from net investment income, 100% will qualify for the dividend received deduction available to corporate shareholders.

     Of the distributions paid by the Fund from net realized gains, $13,317,805 has been designated as capital gains dividends for the purpose of the dividends paid deduction.

               Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of The Munder Funds Trust
Munder Index 500 Fund

We have audited the accompanying statement of assets and liabilities of the Munder Index 500 Fund (the "Fund"), one of the portfolios constituting The Munder Funds Trust, including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Munder Index 500 Fund portfolio of The Munder Funds Trust at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                      /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 15, 2001


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            World Asset Management
            225 East Brown Street, Suite 300
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

ANNINDEX0601
INVESTMENT ADVISOR: World Asset Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]